                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


Investment Company Act file number 811-04550

                               THE MAINSTAY FUNDS
               (Exact name of Registrant as specified in charter)

                      51 Madison Avenue, New York, NY 10010
               (Address of principal executive offices) (Zip code)

                         Marguerite E.H. Morrison, Esq.
                              169 Lackawanna Avenue
                              Parsippany, NJ 07054
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (973) 394-4437

Date of fiscal year end:  October 31

Date of reporting period: April 30, 2008

ITEM 1. REPORTS TO STOCKHOLDERS.

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 CAPITAL APPRECIATION FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2008

MESSAGE FROM

THE PRESIDENT
Stock and bond investors alike faced a series of challenges during the six months ended April 30, 2008. Lower real estate prices, slowing construction activity and weak consumer spending all took a toll on the U.S. economy. Growth in real gross national product declined dramatically in the fourth quarter of 2007 and, according to preliminary estimates, recovered only slightly in the first quarter of 2008.

Many financial institutions faced substantial write-downs on subprime mortgages and other lower-quality loans. As banks began to tighten their lending requirements, homeowners and businesses found it more difficult to raise needed capital. Recognizing the need for additional liquidity, the Federal Open Market Committee lowered the federal funds target rate and announced various programs to provide additional liquidity for financial institutions.

As the subprime mortgage crisis escalated, bond investors moved away from higher-risk debt securities toward the relative safety of U.S. Treasury issues. Caution also gripped the equity market as many investors shifted assets into sectors that tend to remain stable in periods of economic weakness.

Bonds generally fared much better than stocks during the six months ended April 30, 2008. All major U.S. stock market indexes declined over the same period, but small-capitalization stocks suffered the most. Among mid-cap and large-cap stocks, growth-oriented issues outperformed value-oriented ones. The market, which steadily declined until early March, closed the period with a modest upturn.

What is the best way to weather difficult markets? At MainStay, we believe that the consistent application of time-tested investment principles makes sense for investors with a long-term time horizon. All of our portfolio managers are aware of the forces that affected the markets during the six-month reporting period. Some may have significantly altered Fund positions to accommodate shifting market dynamics. Others may have simply stayed the course, with only minor portfolio adjustments. By paying close attention to the investment objectives and strategies of the respective Funds they manage, our portfolio managers seek to optimize performance over the long term.

The report that follows provides further details about the market forces and management decisions that affected your investment in MainStay Funds from November 1, 2007, through April 30, 2008. We hope that as you review these short-term results, you will maintain the long-term perspective that sound investing calls for in a shifting economic and market environment.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 CAPITAL APPRECIATION FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2008

TABLE OF CONTENTS



SEMIANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------

FINANCIAL STATEMENTS                       13
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              18
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        23
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       23

INVESTMENT AND PERFORMANCE COMPARISON*


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(1)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE       FIVE         TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS*()    YEARS*()
------------------------------------------------------------------
With sales charges         -17.44%   -9.00%     6.44%       -0.01%
Excluding sales charges    -12.63    -3.71      7.66         0.55




                                                            (With sales charges)
(LINE GRAPH FOR CLASS A SHARES IN $)

                                              RUSSELL 1000     S&P 500
                            INVESTOR CLASS    GROWTH INDEX      INDEX
                            --------------    ------------     -------
4/30/98                         9450.00         10000.00      10000.00
                               11812.00         12653.00      12182.00
                               14314.00         16142.00      13416.00
                               10871.00         10936.00      11676.00
                                8755.00          8737.00      10201.00
                                6907.00          7483.00       8844.00
                                8255.00          9103.00      10867.00
                                7999.00          9140.00      11556.00
                                9644.00         10528.00      13337.00
                               10372.00         11817.00      15370.00
4/30/08                         9987.00         11789.00      14651.00






CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE       TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS*    YEARS*
--------------------------------------------------------------
With sales charges         -17.47%   -9.03%    6.44%     -0.02%
Excluding sales charges    -12.66    -3.74     7.65       0.55




                                                            (With sales charges)
(LINE GRAPH FOR CLASS A SHARES IN $)

                                     RUSSELL 1000     S&P 500
                          CLASS A    GROWTH INDEX      INDEX
                          -------    ------------     -------
4/30/98                  23625.00      25000.00      25000.00
                         29530.00      31631.00      30456.00
                         35784.00      40354.00      33540.00
                         27178.00      27339.00      29189.00
                         21888.00      21844.00      25504.00
                         17266.00      18708.00      22110.00
                         20637.00      22758.00      27168.00
                         19997.00      22850.00      28890.00
                         24111.00      26319.00      33344.00
                         25929.00      29543.00      38424.00
4/30/08                  24960.00      29474.00      36627.00






CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE       TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS*    YEARS*
--------------------------------------------------------------
With sales charges         -17.04%   -8.90%    6.54%     -0.22%
Excluding sales charges    -12.99    -4.46     6.85      -0.22




                                                            (With sales charges)
(LINE GRAPH FOR CLASS B SHARES IN $)

                          RUSSELL 1000     S&P 500
               CLASS B    GROWTH INDEX      INDEX
               -------    ------------     -------
4/30/98       10000.00      10000.00      10000.00
              12397.00      12653.00      12182.00
              14911.00      16142.00      13416.00
              11244.00      10936.00      11676.00
               8980.00       8737.00      10201.00
               7026.00       7483.00       8844.00
               8335.00       9103.00      10867.00
               8015.00       9140.00      11556.00
               9596.00      10528.00      13337.00
              10241.00      11817.00      15370.00
4/30/08        9784.00      11789.00      14651.00





* Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00%, if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%, Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors and individual investors with a minimum initial investment of $5 million. Performance figures shown reflect nonrecurring reimbursements from affiliates for professional fees and losses attributable to shareholder trading arrangements. If these nonrecurring reimbursements had not been made, the total return (excluding sales charges) would have been 7.62% for Class A, 6.62% for Class B, 6.76% for Class C and 8.11% for Class I for the five-year period ended April 30, 2008, and 0.54% for Class A, -0.32% for Class B, -0.26% for Class C and 0.77% for Class I for the ten-year period then ended. Investor Class shares were not affected because the reimbursement occurred prior to the launch of the share class.



THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES(2)--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE       TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS*    YEARS*
--------------------------------------------------------------
With sales charges         -13.80%   -5.35%    6.85%     -0.21%
Excluding sales charges    -12.99    -4.46     6.85      -0.21




                                                            (With sales charges)
(LINE GRAPH FOR CLASS C SHARES IN $)

                                        RUSSELL 1000     S&P 500
                             CLASS C    GROWTH INDEX      INDEX
                             -------    ------------     -------
4/30/98                     10000.00      10000.00      10000.00
                            12397.00      12653.00      12182.00
                            14911.00      16142.00      13416.00
                            11247.00      10936.00      11676.00
                             8980.00       8737.00      10201.00
                             7026.00       7483.00       8844.00
                             8335.00       9103.00      10867.00
                             8014.00       9140.00      11556.00
                             9596.00      10528.00      13337.00
                            10244.00      11817.00      15370.00
4/30/08                      9788.00      11789.00      14651.00






CLASS I SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX      ONE      FIVE       TEN
TOTAL RETURNS     MONTHS     YEAR    YEARS*    YEARS*
-----------------------------------------------------
                  -12.40%   -3.20%    8.11%     0.77%




(LINE GRAPH FOR CLASS I IN $)

                                 RUSSELL 1000     S&P 500
                      CLASS I    GROWTH INDEX      INDEX
                      -------    ------------     -------
4/30/98              10000.00      10000.00      10000.00
                     12509.00      12653.00      12182.00
                     15166.00      16142.00      13416.00
                     11476.00      10936.00      11676.00
                      9256.00       8737.00      10201.00
                      7313.00       7483.00       8844.00
                      8763.00       9103.00      10867.00
                      8519.00       9140.00      11556.00
                     10303.00      10528.00      13337.00
                     11156.00      11817.00      15370.00
4/30/08              10799.00      11789.00      14651.00







 BENCHMARK PERFORMANCE                       SIX      ONE       FIVE         TEN
                                           MONTHS     YEAR    YEARS(1)    YEARS(1)
Russell 1000(R) Growth Index(4)             -9.28%   -0.23%      9.52%      1.66%
S&P 500(R) Index(5)                         -9.64    -4.68      10.62       3.89
Average Lipper large-cap growth fund(6)    -10.15     1.73       9.15       2.79



1. Performance figures for Investor Class shares, first offered to the public on February 28, 2008, include the historical performance of Class A shares from January 1, 1998, through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for the Investor Class shares might have been lower.
2. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from January 1, 1998, through August 31, 1998.
3. Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class B shares from January 1, 1998, through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for the Class I shares might have been lower.
4. The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. The Russell 1000(R) Growth Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
5. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Capital Appreciation Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY CAPITAL APPRECIATION FUND --------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2007, to April 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2007, to April 30, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended April 30, 2008. Simply divide your account value by $1,000
(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                             ENDING ACCOUNT
                                             ENDING ACCOUNT                   VALUE (BASED
                                              VALUE (BASED                   ON HYPOTHETICAL
                                BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                 ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                  VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/07(3)        4/30/08       PERIOD(1)         4/30/08        PERIOD(1)
INVESTOR CLASS SHARES(2)        $1,000.00       $1,013.10        $2.46          $1,006.03         $ 2.45
---------------------------------------------------------------------------------------------------------

CLASS A SHARES                  $1,000.00       $  873.40        $5.92          $1,018.55         $ 6.37
---------------------------------------------------------------------------------------------------------

CLASS B SHARES                  $1,000.00       $  870.10        $9.53          $1,014.67         $10.27
---------------------------------------------------------------------------------------------------------

CLASS C SHARES                  $1,000.00       $  870.10        $9.53          $1,014.67         $10.27
---------------------------------------------------------------------------------------------------------

CLASS I SHARES                  $1,000.00       $  876.00        $3.36          $1,021.28         $ 3.62
---------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.44% for Investor Class, 1.27% for Class A, 2.05% for Class B and Class C and 0.72% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 days for Classes A, B, C and I (to reflect the one-half year period) and 62 days for Investor Class (to reflect the since-inception period).
2. Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2008. Had these shares been offered for the full six-month period ended April 30, 2008, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $7.22 and the ending account value would have been $1,017.70.
3. Investor Class shares commenced operations on February 28, 2008.

                                                    mainstayinvestments.com    7

 INDUSTRY COMPOSITION AS OF APRIL 30, 2008



Energy Equipment & Services              9.4%
Computers & Peripherals                  6.9
Oil, Gas & Consumable Fuels              6.7
Specialty Retail                         6.4
Software                                 5.9
Semiconductors & Semiconductor
  Equipment                              4.5
Internet Software & Services             4.3
Aerospace & Defense                      4.1
Metals & Mining                          3.9
Communications Equipment                 3.4
Biotechnology                            3.0
Life Sciences Tools & Services           3.0
Insurance                                2.8
Textiles, Apparel & Luxury Goods         2.5
Electronic Equipment & Instruments       2.4
Independent Power Producers & Energy
  Traders                                2.3
Beverages                                2.2
Diversified Financial Services           2.1
Media                                    2.1
Road & Rail                              1.8
Multiline Retail                         1.5
Food & Staples Retailing                 1.4
Multi-Utilities                          1.4
Tobacco                                  1.4
Health Care Equipment & Supplies         1.3
Health Care Providers & Services         1.1
Household Products                       0.9
Machinery                                0.9
Capital Markets                          0.8
Chemicals                                0.7
Commercial Services & Supplies           0.7
Pharmaceuticals                          0.4
Hotels, Restaurants & Leisure            0.2
Short Term Investment                    8.0
  (collateral from securities lending
     is 8.0%)
Liabilities in Excess of Cash and
  Other Assets                          (0.4)
                                       -----
                                       100.0%
                                       =====



See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Apple, Inc.
    2.  Microsoft Corp.
    3.  XTO Energy, Inc.
    4.  Thermo Fisher Scientific, Inc.
    5.  Google, Inc., Class A
    6.  Oracle Corp.
    7.  Southern Copper Corp.
    8.  Precision Castparts Corp.
    9.  Hewlett-Packard Co.
   10.  Amphenol Corp. Class A







8    MainStay Capital Appreciation Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS EDMUND C. SPELMAN AND ROBERT J. CENTRELLA OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY CAPITAL APPRECIATION FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2008?

Excluding all sales charges, MainStay Capital Appreciation Fund returned -12.63% for Investor Class shares,(1) -12.66% for Class A shares, -12.99% for Class B shares and -12.99% for Class C shares for the six months ended April 30, 2008. Over the same period, the Fund's Class I shares returned -12.40%. All share classes underperformed the -10.15% return of the average Lipper(2) large-cap growth fund and the -9.28% return of the Russell 1000(R) Growth Index(3) for the six-month reporting period. The Russell 1000(R) Growth Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT FACTORS CONTRIBUTED TO THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

A variety of factors affected the Fund's relative performance, but significant contributors included select health care holdings and an underweight position in consumer staples stocks.

DURING THE REPORTING PERIOD, WHICH SECTORS HAD THE GREATEST POSITIVE IMPACT ON THE FUND'S PERFORMANCE, AND WHICH ONES HAD A NEGATIVE IMPACT?

During the reporting period, the Fund's three strongest sectors on a relative basis were energy, consumer discretionary and financials. The energy sector rallied as oil prices rose. The consumer discretionary and financials sectors both traded higher after reaching low points earlier in the year as the credit crisis unfolded and the housing market declined.

The Fund's positions in consumer staples, health care and information technology detracted from the Fund's relative performance. An underweight position in consumer staples stocks hurt performance as the economy weakened and investors flocked to the perceived safety of the sector. The health care sector came under significant pressure during the reporting period as HMOs faced slowing enrollment growth and rising costs. The information technology sector sold off on concerns that a recession would reduce corporate spending on technology.

WHICH INDIVIDUAL SECURITIES WERE THE STRONGEST PERFORMERS DURING THE REPORTING PERIOD?

Top-contributing stocks during the reporting period included XTO Energy, an oil & gas exploration & production company; Halliburton, a leading oil services firm; and Norfolk Southern, a railroad that primarily hauls commodities, including coal. Each of these companies benefited from rising energy prices.

DURING THE REPORTING PERIOD, WHICH STOCKS DETRACTED FROM THE FUND'S PERFORMANCE?

Semiconductor company NVIDIA saw its share price decline during the first quarter of 2008 on concerns that soft consumer spending could have a negative impact on pricing. Humana also lost ground, as HMOs generally revised their earning estimates downward. Shares of pharmaceutical giant Schering-Plough fell dramatically after a major study showed that one of the company's leading cardiac drugs, Zetia, offered no statistically significant benefits compared to other cardiovascular drugs.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES AND SALES DURING THE REPORTING
PERIOD?

The Fund initiated positions in Altria Group and Transocean during the reporting period. We purchased Altria Group because tobacco stocks have historically performed well during periods of economic weakness. We also viewed the stock's valuation as attractive and believed at the time of purchase that the pending spin-off of Phillip-Morris International would unlock unrealized value in Altria Group's shares. We added Transocean, a leading offshore oil drilling contractor, to the Fund because it was benefiting from rising oil prices and increased exploration and production activity around the globe.

We eliminated the Fund's positions in multiline retailers J.C. Penney and Nordstrom on the belief that weaker consumer spending would have a negative

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price for the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See footnote on page 6 for more information about Lipper Inc.
3. See footnote on page 6 for more information on the Russell 1000(R)Growth
   Index.

                                                    mainstayinvestments.com    9
impact on the earnings outlook for these companies. Our assessment has since proven to be correct.

HOW DID THE FUND CHANGE ITS SECTOR WEIGHTINGS DURING THE REPORTING PERIOD?

During the six months ended April 30, 2008, we reduced the Fund's overweight position in consumer discretionary and shifted from a relative overweight in telecommunication services to no investment in the sector. We significantly increased the Fund's weightings in the consumer staples sector and added to industrials, though less dramatically.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of April 30, 2008, the Fund was overweight relative to the Russell 1000(R) Growth Index in the consumer discretionary, energy and utilities sectors. As of the same date, the Fund was underweight in the consumer staples, health care and industrials sectors.

The Fund's significantly overweight position in energy, its overweight position in utilities and its underweight exposure to health care contributed positively to the Fund's performance during the reporting period. On the other hand, the Fund's modestly overweight allocation to the consumer discretionary sector and its underweight positions in consumer staples and industrials detracted from the Fund's performance.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay Capital Appreciation Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2008 UNAUDITED




                                        SHARES           VALUE
COMMON STOCKS (92.4%)+
--------------------------------------------------------------

AEROSPACE & DEFENSE (4.1%)
V  Precision Castparts Corp.           189,600   $  22,289,376
United Technologies Corp.              181,700      13,167,799
                                                 -------------
                                                    35,457,175
                                                 -------------

BEVERAGES (2.2%)
Coca-Cola Co. (The)                    213,800      12,586,406
PepsiCo, Inc.                           87,700       6,010,081
                                                 -------------
                                                    18,596,487
                                                 -------------

BIOTECHNOLOGY (3.0%)
Celgene Corp. (a)                      186,100      11,564,254
Genentech, Inc. (a)                    131,900       8,995,580
Gilead Sciences, Inc. (a)               95,900       4,963,784
                                                 -------------
                                                    25,523,618
                                                 -------------

CAPITAL MARKETS (0.8%)
Goldman Sachs Group, Inc.
  (The)                                 35,000       6,697,950
                                                 -------------


CHEMICALS (0.7%)
Praxair, Inc.                           62,800       5,734,268
                                                 -------------


COMMERCIAL SERVICES & SUPPLIES (0.7%)
Manpower, Inc.                          86,200       5,786,606
                                                 -------------


COMMUNICATIONS EQUIPMENT (3.4%)
Cisco Systems, Inc. (a)                732,400      18,778,736
Research In Motion, Ltd. (a)            87,800      10,679,114
                                                 -------------
                                                    29,457,850
                                                 -------------

COMPUTERS & PERIPHERALS (6.9%)
V  Apple, Inc. (a)                     163,500      28,440,825
EMC Corp. (a)                          607,100       9,349,340
V  Hewlett-Packard Co.                 474,400      21,988,440
                                                 -------------
                                                    59,778,605
                                                 -------------

DIVERSIFIED FINANCIAL SERVICES (2.1%)
IntercontinentalExchange,
  Inc. (a)                             116,700      18,106,005
                                                 -------------


ELECTRONIC EQUIPMENT & INSTRUMENTS (2.4%)
V  Amphenol Corp. Class A (b)          443,900      20,499,302
                                                 -------------


ENERGY EQUIPMENT & SERVICES (9.4%)
Baker Hughes, Inc.                      89,000       7,198,320
Cameron International Corp.
  (a)                                  340,300      16,752,969
Halliburton Co.                        386,400      17,739,624
National Oilwell Varco, Inc.
  (a)                                  287,700      19,693,065
Smith International, Inc.              153,200      11,721,332
Transocean, Inc. (a)                    53,400       7,874,364
                                                 -------------
                                                    80,979,674
                                                 -------------

FOOD & STAPLES RETAILING (1.4%)
Wal-Mart Stores, Inc.                  207,300      12,019,254
                                                 -------------


HEALTH CARE EQUIPMENT & SUPPLIES (1.3%)
St. Jude Medical, Inc. (a)             258,300      11,308,374
                                                 -------------


HEALTH CARE PROVIDERS & SERVICES (1.1%)
Medco Health Solutions, Inc.
  (a)                                  192,500       9,536,450
                                                 -------------


HOTELS, RESTAURANTS & LEISURE (0.2%)
International Game Technology           39,100       1,358,334
                                                 -------------


HOUSEHOLD PRODUCTS (0.9%)
Colgate-Palmolive Co.                  104,800       7,409,360
                                                 -------------


INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (2.3%)
NRG Energy, Inc. (a)(b)                457,800      20,120,310
                                                 -------------


INSURANCE (2.8%)
Assurant, Inc.                         264,700      17,205,500
Prudential Financial, Inc.              94,000       7,116,740
                                                 -------------
                                                    24,322,240
                                                 -------------

INTERNET SOFTWARE & SERVICES (4.3%)
Akamai Technologies, Inc.
  (a)(b)                               351,500      12,573,155
V  Google, Inc. Class A (a)             42,600      24,464,754
                                                 -------------
                                                    37,037,909
                                                 -------------

LIFE SCIENCES TOOLS & SERVICES (3.0%)
V  Thermo Fisher Scientific,
  Inc. (a)                             442,300      25,595,901
                                                 -------------


MACHINERY (0.9%)
Caterpillar, Inc.                       97,400       7,975,112
                                                 -------------


MEDIA (2.1%)
DIRECTV Group, Inc. (The) (a)          744,500      18,344,480
                                                 -------------


METALS & MINING (3.9%)
Allegheny Technologies, Inc.           123,400       8,493,622
Freeport-McMoRan Copper &
  Gold, Inc. Class B                    25,800       2,934,750
V  Southern Copper Corp. (b)           194,800      22,355,248
                                                 -------------
                                                    33,783,620
                                                 -------------



 +  Percentages indicated are based on Fund net assets.
 v Among the Fund's 10 largest holdings, as of April 30, 2008, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
MULTILINE RETAIL (1.5%)
Kohl's Corp. (a)                       272,800   $  13,326,280
                                                 -------------


MULTI-UTILITIES (1.4%)
CenterPoint Energy, Inc.               788,600      12,002,492
                                                 -------------


OIL, GAS & CONSUMABLE FUELS (6.7%)
ExxonMobil Corp.                       139,900      13,020,493
Williams Cos., Inc.                    501,800      17,813,900
V  XTO Energy, Inc.                    434,375      26,870,437
                                                 -------------
                                                    57,704,830
                                                 -------------

PHARMACEUTICALS (0.4%)
Merck & Co., Inc.                       83,200       3,164,928
                                                 -------------


ROAD & RAIL (1.8%)
Norfolk Southern Corp.                 257,900      15,365,682
                                                 -------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT(4.5%)
Intel Corp.                            279,300       6,217,218
MEMC Electronic Materials,
  Inc. (a)                             320,300      20,169,291
NVIDIA Corp. (a)                       583,650      11,994,008
                                                 -------------
                                                    38,380,517
                                                 -------------

SOFTWARE (5.9%)
V  Microsoft Corp.                     984,000      28,063,680
V  Oracle Corp. (a)                  1,089,400      22,713,990
                                                 -------------
                                                    50,777,670
                                                 -------------

SPECIALTY RETAIL (6.4%)
Abercrombie & Fitch Co. Class
  A                                    183,700      13,650,747
American Eagle Outfitters,
  Inc. (b)                             476,800       8,758,816
AutoZone, Inc. (a)                     115,300      13,922,475
TJX Cos., Inc.                         574,800      18,520,056
                                                 -------------
                                                    54,852,094
                                                 -------------

TEXTILES, APPAREL & LUXURY GOODS (2.5%)
Coach, Inc. (a)                        291,200      10,357,984
Polo Ralph Lauren Corp. (b)            182,200      11,300,044
                                                 -------------
                                                    21,658,028
                                                 -------------

TOBACCO (1.4%)
Altria Group, Inc.                     169,000       3,380,000
Philip Morris International,
  Inc. (a)                             169,000       8,624,070
                                                 -------------
                                                    12,004,070
                                                 -------------
Total Common Stocks
  (Cost $657,938,426)                              794,665,475
                                                 -------------



SHORT-TERM INVESTMENT (8.0%)
--------------------------------------------------------------

INVESTMENT COMPANY (8.0%)
State Street Navigator
  Securities
  Lending Prime Portfolio (c)       68,640,036      68,640,036
                                                 -------------
Total Short-Term Investment
  (Cost $68,640,036)                                68,640,036
                                                 -------------
Total Investments
  (Cost $726,578,462) (d)                100.4%    863,305,511
Liabilities in Excess of
  Cash and Other Assets                   (0.4)     (3,660,118)
                                         -----    ------------
Net Assets                               100.0%  $ 859,645,393
                                         =====    ============





(a)  Non-income producing security.
(b)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities is $66,644,362; cash collateral of
     $68,640,036 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(d)  At April 30, 2008, cost is $726,627,111
     for federal income tax purposes and net
     unrealized appreciation is as follows:



     Gross unrealized appreciation   $164,313,614
     Gross unrealized depreciation    (27,635,214)
                                     ------------
     Net unrealized appreciation     $136,678,400
                                     ============






12    MainStay Capital Appreciation Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2008 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $726,578,462)
  including $66,644,362 market
  value of securities loaned         $863,305,511
Cash                                   46,720,654
Receivables:
  Investment securities sold           21,693,263
  Fund shares sold                        281,860
  Dividends and interest                  261,661
Other assets                               45,186
                                     ------------
     Total assets                     932,308,135
                                     ------------
LIABILITIES:
Securities lending collateral          68,640,036
Payables:
  Investment securities purchased       1,685,482
  Fund shares redeemed                    846,560
  Transfer agent (See Note 3)             570,663
  Manager (See Note 3)                    432,830
  NYLIFE Distributors (See Note 3)        317,109
  Shareholder communication                95,001
  Professional fees                        55,319
  Custodian                                 9,717
  Trustees                                  5,900
Accrued expenses                            4,125
                                     ------------
     Total liabilities                 72,662,742
                                     ------------
Net assets                           $859,645,393
                                     ============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding  (par value of $.01
  per share) unlimited number of
  shares authorized                  $    279,413
Additional paid-in capital            753,834,270
                                     ------------
                                      754,113,683
Accumulated net investment loss        (2,005,672)
Accumulated net realized loss on
  investments                         (29,189,667)
Net unrealized appreciation on
  investments                         136,727,049
                                     ------------
Net assets                           $859,645,393
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $275,219,839
                                     ============
Shares of beneficial interest
  outstanding                           8,663,055
                                     ============
Net asset value per share
  outstanding                        $      31.77
Maximum sales charge (5.50% of
  offering price)                            1.85
                                     ------------
Maximum offering price per share
  outstanding                        $      33.62
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $349,194,303
                                     ============
Shares of beneficial interest
  outstanding                          10,993,194
                                     ============
Net asset value per share
  outstanding                        $      31.76
Maximum sales charge (5.50% of
  offering price)                            1.85
                                     ------------
Maximum offering price per share
  outstanding                        $      33.61
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $228,542,066
                                     ============
Shares of beneficial interest
  outstanding                           8,060,249
                                     ============
Net asset value and offering price
  per share outstanding              $      28.35
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $  4,185,249
                                     ============
Shares of beneficial interest
  outstanding                             147,581
                                     ============
Net asset value and offering price
  per share outstanding              $      28.36
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $  2,503,936
                                     ============
Shares of beneficial interest
  outstanding                              77,251
                                     ============
Net asset value and offering price
  per share outstanding              $      32.41
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends                          $   3,843,947
  Interest                                 551,955
  Income from securities
     loaned--net                           364,888
                                     -------------
     Total income                        4,760,790
                                     -------------
EXPENSES:
  Manager (See Note 3)                   2,701,328
  Transfer agent--Investor Class
     (See Note 3)                          114,031
  Transfer agent--Class A (See Note
     3)                                  1,043,061
  Transfer agent--Classes B and C
     (See Note 3)                          496,266
  Transfer agent--Class I (See Note
     3)                                        496
  Distribution/Service--Investor
     Class (See Note 3)                     56,273
  Distribution/Service--Class A
     (See Note 3)                          748,129
  Service--Class B (See Note 3)            316,907
  Service--Class C (See Note 3)              5,579
  Distribution--Class B (See Note
     3)                                    950,722
  Distribution--Class C (See Note
     3)                                     16,738
  Shareholder communication                114,667
  Professional fees                         62,796
  Recordkeeping                             58,436
  Registration                              30,593
  Trustees                                  16,510
  Custodian                                 13,140
  Miscellaneous                             20,790
                                     -------------
     Total expenses                      6,766,462
                                     -------------
Net investment loss                     (2,005,672)
                                     -------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments       (29,139,228)
Net change in unrealized
  appreciation on investments         (106,043,500)
                                     -------------
Net realized and unrealized loss on
  investments                         (135,182,728)
                                     -------------
Net decrease in net assets
  resulting from operations          $(137,188,400)
                                     =============






14    MainStay Capital Appreciation Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2007


                                       2008             2007
DECREASE IN NET ASSETS:
Operations:
 Net investment loss         $   (2,005,672)  $   (5,286,395)
 Net realized gain (loss)
  on investments                (29,139,228)     251,499,379
 Net change in unrealized
  appreciation on
  investments                  (106,043,500)     (62,640,510)
                             -------------------------------
 Net increase (decrease)
  in net assets resulting
  from operations              (137,188,400)     183,572,474
                             -------------------------------

Distributions to shareholders:
  From net realized gain on investments:
    Class A                     (45,538,812)              --
    Class B                     (20,890,383)              --
    Class C                        (362,072)              --
    Class I                         (97,120)              --
                             -------------------------------
 Total distributions to
  shareholders                  (66,888,387)              --
                             -------------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         27,927,133       57,847,613
 Net asset value of shares
  issued to shareholders in
  reinvestment of
  distributions                  65,594,583               --
 Cost of shares redeemed       (102,576,819)    (270,047,730)
                             -------------------------------
     Decrease in net assets
       derived from capital
       share transactions        (9,055,103)    (212,200,117)
                             -------------------------------
     Net decrease in net
       assets                  (213,131,890)     (28,627,643)

NET ASSETS:
Beginning of period           1,072,777,283    1,101,404,926
                             -------------------------------
End of period                $  859,645,393   $1,072,777,283
                             ===============================
Accumulated net investment
 loss at end of period       $   (2,005,672)  $           --
                             ===============================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                   INVESTOR CLASS
                                   --------------                                       CLASS A
                                    FEBRUARY 28,           ----------------------------------------------------------------
                                       2008**              SIX MONTHS
                                       THROUGH                ENDED
                                      APRIL 30,             APRIL 30,                     YEAR ENDED OCTOBER 31,

                                   ----------------------------------------------------------------------------------------
                                       2008***               2008***             2007              2006              2005
Net asset value at
  beginning of period                 $  31.36              $  38.83           $  32.55          $  30.08          $  27.12
                                      --------              --------           --------          --------          --------
Net investments loss (a)                 (0.06)                (0.03)             (0.09)            (0.20)            (0.12)(b)
Net realized and
  unrealized gain (loss)
  on investments                          0.47                 (4.66)              6.37              2.67 (e)          3.08
                                      --------              --------           --------          --------          --------
Total from investment
  operations                              0.41                 (4.69)              6.28              2.47              2.96
                                      --------              --------           --------          --------          --------
Less distributions:
  From net realized gain
     on investments                         --                 (2.38)                --                --                --
                                      --------              --------           --------          --------          --------
Net asset value at end of
  period                              $  31.77              $  31.76           $  38.83          $  32.55          $  30.08
                                      ========              ========           ========          ========          ========
Total investment return
  (c)                                     1.31%(f)            (12.66%)(f)         19.29%             8.21% (d)(e)     10.91%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment loss                    (1.08%)+              (0.16%)+           (0.25%)           (0.63%)           (0.41%)(b)
  Net expenses                            1.44% +               1.27% +            1.24%             1.30%             1.27%
  Expenses (before
     reimbursement)                       1.44% +               1.27% +            1.24%             1.31% (d)         1.27%
Portfolio turnover rate                     19%                   19%                91%               23%               27%
Net assets at end of
  period (in 000's)                   $275,220              $349,194           $754,214          $701,374          $220,611
                                                         CLASS A
                                   ---------------------------------------------------
                                     YEAR             JANUARY 1,
                                     ENDED              2003*                 YEAR
                                    OCTOBER            THROUGH                ENDED
                                      31,            OCTOBER 31,          DECEMBER 31,

                                   ---------------------------------------------------
                                     2004                2003                 2002
Net asset value at
  beginning of period              $  27.24            $  22.49             $  32.86
                                   --------            --------             --------
Net investments loss (a)              (0.13)              (0.09)               (0.13)
Net realized and
  unrealized gain (loss)
  on investments                       0.01                4.84               (10.24)
                                   --------            --------             --------
Total from investment
  operations                          (0.12)               4.75               (10.37)
                                   --------            --------             --------
Less distributions:
  From net realized gain
     on investments                      --                  --                   --
                                   --------            --------             --------
Net asset value at end of
  period                           $  27.12            $  27.24             $  22.49
                                   ========            ========             ========
Total investment return
  (c)                                 (0.44%)             21.12% (f)          (31.56%)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment loss                 (0.48%)             (0.45%)+             (0.48%)
  Net expenses                         1.25%               1.30% +              1.28%
  Expenses (before
     reimbursement)                    1.25%               1.30% +              1.23%
Portfolio turnover rate                  28%                 19%                  69%
Net assets at end of
  period (in 000's)                $268,199            $335,484             $277,526




                                                                              CLASS C
                                ---------------------------------------------------------------------------------------------------
                                                                                                      JANUARY 1,
                                SIX MONTHS                                                              2003*              YEAR
                                   ENDED                                                               THROUGH             ENDED
                                 APRIL 30,                   YEAR ENDED OCTOBER 31,                  OCTOBER 31,       DECEMBER 31,

                                ---------------------------------------------------------------------------------------------------
                                  2008***         2007         2006         2005         2004            2003              2002
Net asset value at
  beginning of period             $ 35.05        $29.60       $27.56       $25.03       $25.33         $ 21.05            $ 31.00
                                  -------        ------       ------       ------       ------         -------            -------
Net investment income
  (loss) (a)                        (0.14)        (0.31)       (0.39)       (0.31)(b)    (0.32)          (0.23)             (0.32)
Net realized and
  unrealized gain (loss)
  on investments                    (4.17)         5.76         2.43 (e)     2.84         0.02            4.51              (9.63)
                                  -------        ------       ------       ------       ------         -------            -------
Total from investment
  operations                        (4.31)         5.45         2.04         2.53        (0.30)           4.28              (9.95)
                                  -------        ------       ------       ------       ------         -------            -------
Less distributions:
  From net realized gain
     on investments                 (2.38)           --           --           --           --              --                 --
                                  -------        ------       ------       ------       ------         -------            -------
Net asset value at end of
  period                          $ 28.36        $35.05       $29.60       $27.56       $25.03         $ 25.33            $ 21.05
                                  =======        ======       ======       ======       ======         =======            =======
Total investment return
  (c)                              (12.99%)(f)    18.45%        7.40% (d)(e)10.11%       (1.18%)         20.33% (f)        (32.10%)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                         (1.00%)+      (1.00%)      (1.35%)      (1.16%)(b)   (1.23%)         (1.20%)+           (1.23%)
  Net expenses                       2.05% +       1.99%        2.05%        2.02%        2.00%           2.05% +            2.03%
  Expenses (before
     reimbursement)                  2.05% +       1.99%        2.06% (d)    2.02%        2.00%           2.05% +            1.98%
Portfolio turnover rate                19%           91%          23%          27%          28%             19%                69%
Net assets at end of
  period (in 000's)               $ 4,185        $5,443       $5,953       $7,120       $8,694         $10,475            $ 9,819




*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
***  Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment loss and the ratio of net investment loss includes $0.05 per share and 0.18%, respectively as a result of a special one time dividend from
     Microsoft Corp.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestments of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one-hundredth of a percent.
(e)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses were $0.08 per share on net realized gains on investments and the effect on total investment return was 0.11% for Class A, 0.27% for Class I, 0.72% for Class B and 0.32%
     for Class C, respectively.
(f)  Total return is not annualized.





16    MainStay Capital Appreciation Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                        CLASS B
-----------------------------------------------------------------------------------------------------------------------
                                                                                                             JANUARY 1,
              SIX MONTHS                                                                                       2003*
                 ENDED                                                                                        THROUGH
               APRIL 30,                               YEAR ENDED OCTOBER 31,                               OCTOBER 31,

-----------------------------------------------------------------------------------------------------------------------
                2008***             2007              2006              2005               2004                 2003
               $  35.05           $  29.60          $  27.56          $  25.03          $    25.33           $    21.05
               --------           --------          --------          --------          ----------           ----------
                  (0.14)             (0.31)            (0.38)            (0.31)(b)           (0.32)               (0.23)

                  (4.18)              5.76              2.42 (e)          2.84                0.02                 4.51
               --------           --------          --------          --------          ----------           ----------
                  (4.32)              5.45              2.04              2.53               (0.30)                4.28
               --------           --------          --------          --------          ----------           ----------


                  (2.38)                --                --                --                  --                   --
               --------           --------          --------          --------          ----------           ----------
               $  28.35           $  35.05          $  29.60          $  27.56          $    25.03           $    25.33
               ========           ========          ========          ========          ==========           ==========
                 (12.99%)(f)         18.41%             7.40% (d)(e)     10.11%              (1.18%)              20.33%(f)


                  (0.99%)+           (0.99%)           (1.31%)           (1.16%)(b)          (1.23%)              (1.20%)+
                   2.05% +            1.99%             2.05%             2.02%               2.00%                2.05% +
                   2.05% +            1.99%             2.06% (d)         2.02%               2.00%                2.05% +
                     19%                91%               23%               27%                 28%                  19%
               $228,542           $311,590          $394,077          $991,328          $1,134,299           $1,300,835
          CLASS B
--------------------------
                  YEAR
                  ENDED
              DECEMBER 31,

--------------------------
                  2002
               $    30.99
               ----------
                    (0.32)
                    (9.62)
               ----------
                    (9.94)
               ----------

                       --
               ----------
               $    21.05
               ==========
                   (32.07%)
                    (1.23%)
                     2.03%
                     1.98%
                       69%
               $1,165,260




                                     CLASS I
---------------------------------------------------------------------------------
                                                                       JANUARY 2,
           SIX MONTHS                                                    2004**
              ENDED                                                     THROUGH
            APRIL 30,              YEAR ENDED OCTOBER 31,             OCTOBER 31,

---------------------------------------------------------------------------------
             2008***         2007            2006         2005            2004
             $ 39.46        $32.88          $30.21       $27.15          $28.48
             -------        ------          ------       ------          ------
                0.04          0.03            0.14        (0.06)(b)       (0.11)

               (4.71)         6.55            2.53(e)      3.12           (1.22)
             -------        ------          ------       ------          ------
               (4.67)         6.58            2.67         3.06           (1.33)
             -------        ------          ------       ------          ------


               (2.38)           --              --           --              --
             -------        ------          ------       ------          ------
             $ 32.41        $39.46          $32.88       $30.21          $27.15
             =======        ======          ======       ======          ======
              (12.40%)(f)    20.01%           8.84%(d)(e) 11.27%          (4.67%)(f)


                0.25% +       0.09%           0.44%       (0.18%)(b)      (0.11%)+
                0.72% +       0.65%           0.60%        1.04%           0.88% +
                0.72% +       0.65%           0.61%(d)     1.04%           0.88% +
                  19%           91%             23%          27%             28%
             $ 2,504        $1,531          $    1       $    1          $    1




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and comprises twenty-one funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Capital Appreciation Fund (the "Fund"), a diversified fund.

The Fund currently offers five classes of shares. Class A shares commenced on January 3, 1995. Class B shares commenced on May 1, 1986. Class C shares commenced on September 1, 1998. Class I shares commenced on January 2, 2004. Investor Class shares commenced on February 28, 2008. Investor Class and Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor (if applicable), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2008, the Fund did not hold securities that were valued in such a manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Fund's 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3, determined that the adoption of the


18    MainStay Capital Appreciation Fund

Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors including, but not limited to, ongoing analyses of tax laws and regulations, and interpretations, thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(H) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.


                                                   mainstayinvestments.com    19

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual percentage rate of the Fund's average daily net assets as follows: 0.72% on assets up to $200 million, 0.65% on assets from $200 million to $500 million and 0.50% on assets in excess of $500 million. For the six months ended April 30, 2008, the Manager earned fees from the Fund in the amount of $2,701,328.

State Street Bank and Trust Company ("SSBT"), 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, SSBT is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted a distribution plan (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the Fund, for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $6,989 and $30,954, respectively for the six months ended April 30, 2008. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $3,484, $185,885, and $654, respectively, for the six months ended April 30, 2008.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the six months ended April 30, 2008, amounted to $1,653,854.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(F) CAPITAL. At April 30, 2008, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Investor Class                    $ 25,327    0.0*%
-------------------------------------------------
Class A                            304,998    0.1
-------------------------------------------------
Class C                                 85    0.0*
-------------------------------------------------
Class I                              1,214    0.0*
-------------------------------------------------



* Less than one-tenth of a percent.

(G) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the six months ended April 30, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $15,938.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $58,436 for the six months ended April 30, 2008.

NOTE 4--CUSTODIAN:

SSBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.



20    MainStay Capital Appreciation Fund

NOTE 5--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds pay a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which serves as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six months ended April 30, 2008.

NOTE 6--PURCHASES AND SALES OF  SECURITIES (IN 000'S):

During the six months ended April 30, 2008, purchases and sales of securities, other than short-term securities, were $165,707 and $303,029, respectively.

NOTE 7--CAPITAL SHARE TRANSACTIONS:


 INVESTOR CLASS                   SHARES          AMOUNT
Period ended April 30,
  2008*:
Shares sold                       34,783   $   1,089,388
Shares redeemed                 (187,545)     (5,852,031)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                    (152,762)     (4,762,643)
Shares converted from Class
  A (See Note 1)               8,748,038     259,291,853
Shares converted from Class
  B (See Note 1)                  67,779       1,997,445
                             ---------------------------
Net increase                   8,663,055   $ 256,526,655
                             ===========================

* Investor Class shares were first offered on February
  28, 2008.


 CLASS A                          SHARES          AMOUNT
Six months ended April 30,
  2008:
Shares sold                      463,067   $  14,920,493
Shares issued to
  shareholders in
  reinvestment of
  distributions                1,271,572      44,619,478
Shares redeemed               (2,095,063)    (66,806,916)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                    (360,424)     (7,266,945)
Shares reacquired upon
  conversion into Investor
  Class (See Note 1)          (8,748,038)   (259,291,853)
Shares converted from Class
  B (See Note 1)                 677,780      21,851,722
                             ---------------------------
Net decrease                  (8,430,682)  $(244,707,076)
                             ===========================
Year ended October 31,
  2007:
Shares sold                      952,726   $  33,359,646
Shares redeemed               (5,029,733)   (174,626,010)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                  (4,077,007)   (141,266,364)
Shares converted from Class
  B (See Note 1)               1,953,467      68,546,841
                             ---------------------------
Net decrease                  (2,123,540)  $ (72,719,523)
                             ===========================


 CLASS B                          SHARES          AMOUNT
Six months ended April 30,
  2008:
Shares sold                      345,255   $   9,942,568
Shares issued to
  shareholders in
  reinvestment of
  distributions                  654,621      20,568,177
Shares redeemed                 (995,657)    (28,588,635)
                             ---------------------------
Net increase in shares
  outstanding before
  conversion                       4,219       1,922,110
Shares reacquired upon
  conversion into Class A
  (See Note 1)                  (758,004)    (21,851,722)
Shares reacquired upon
  conversion into Investor
  Class (See Note 1)             (75,747)     (1,997,445)
                             ---------------------------
Net decrease                    (829,532)  $ (21,927,057)
                             ===========================
Year ended October 31,
  2007:
Shares sold                      858,897   $  22,356,105
Shares redeemed               (3,126,053)    (93,235,807)
                             ---------------------------
Net decrease in shares
  outstanding before
  conversion                  (2,267,156)    (70,879,702)
Shares reacquired upon
  conversion into Class A
  (See Note 1)                (2,156,653)    (68,546,841)
                             ---------------------------
Net decrease                  (4,423,809)  $(139,426,543)
                             ===========================




                                                   mainstayinvestments.com    21

 CLASS C                          SHARES          AMOUNT
Six months ended April 30,
  2008:
Shares sold                        8,676   $     255,116
Shares issued to
  shareholders in
  reinvestment of
  distributions                    9,857         309,808
Shares redeemed                  (26,214)       (758,693)
                             ---------------------------
Net decrease                      (7,681)  $    (193,769)
                             ===========================
Year ended October 31,
  2007:
Shares sold                       19,744   $     625,442
Shares redeemed                  (65,592)     (2,049,585)
                             ---------------------------
Net decrease                     (45,848)  $  (1,424,143)
                             ===========================


 CLASS I                          SHARES          AMOUNT
Six months ended April 30,
  2008:
Shares sold                       53,876   $   1,719,568
Shares issued to
  shareholders in
  reinvestment of
  distributions                    2,718          97,120
Shares redeemed                  (18,141)       (570,544)
                             ---------------------------
Net increase                      38,453   $   1,246,144
                             ===========================
Year ended October 31,
  2007:
Shares sold                       42,222   $   1,506,420
Shares redeemed                   (3,459)       (136,328)
                             ---------------------------
Net increase                      38,763   $   1,370,092
                             ===========================



NOTE 8--OTHER MATTERS:

In 2004 the Securities and Exchange Commission ("SEC") raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to that fund's shareholders. Discussions are in progress with the SEC staff concerning a resolution of this matter.

NOTE 9--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2008, the Fund does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.



22    MainStay Capital Appreciation Fund

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or (ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).




                                                   mainstayinvestments.com    23

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY LARGE CAP OPPORTUNITY FUND(2)
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP OPPORTUNITY FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND(2)
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

                       This page intentionally left blank

                       This page intentionally left blank

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-AO13111         (RECYCLE LOGO)            MS156-08           MSCA10-06/08
                                                                          04

 (MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 CONVERTIBLE FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2008

MESSAGE FROM

THE PRESIDENT

Stock and bond investors alike faced a series of challenges during the six months ended April 30, 2008. Lower real estate prices, slowing construction activity and weak consumer spending all took a toll on the U.S. economy. Growth in real gross national product declined dramatically in the fourth quarter of 2007 and, according to preliminary estimates, recovered only slightly in the first quarter of 2008.

Many financial institutions faced substantial write-downs on subprime mortgages and other lower-quality loans. As banks began to tighten their lending requirements, homeowners and businesses found it more difficult to raise needed capital. Recognizing the need for additional liquidity, the Federal Open Market Committee lowered the federal funds target rate and announced various programs to provide additional liquidity for financial institutions.

As the subprime mortgage crisis escalated, bond investors moved away from higher-risk debt securities toward the relative safety of U.S. Treasury issues. Caution also gripped the equity market as many investors shifted assets into sectors that tend to remain stable in periods of economic weakness.

Bonds generally fared much better than stocks during the six months ended April 30, 2008. All major U.S. stock market indexes declined over the same period, but small-capitalization stocks suffered the most. Among mid-cap and large-cap stocks, growth-oriented issues outperformed value-oriented ones. The market, which steadily declined until early March, closed the period with a modest upturn.

What is the best way to weather difficult markets? At MainStay, we believe that the consistent application of time-tested investment principles makes sense for investors with a long-term time horizon. All of our portfolio managers are aware of the forces that affected the markets during the six-month reporting period. Some may have significantly altered Fund positions to accommodate shifting market dynamics. Others may have simply stayed the course, with only minor portfolio adjustments. By paying close attention to the investment objectives and strategies of the respective Funds they manage, our portfolio managers seek to optimize performance over the long term.

The report that follows provides further details about the market forces and management decisions that affected your investment in MainStay Funds from November 1, 2007, through April 30, 2008. We hope that as you review these short-term results, you will maintain the long-term perspective that sound investing calls for in a shifting economic and market environment.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 CONVERTIBLE FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2008

TABLE OF CONTENTS



SEMIANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------

FINANCIAL STATEMENTS                       14
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              20
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        26
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       26

INVESTMENT AND PERFORMANCE COMPARISON*


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(1)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE     FIVE     TEN
TOTAL RETURNS              MONTHS    YEAR    YEARS    YEARS
-----------------------------------------------------------
With sales charges          -9.26%   1.84%    9.09%    6.54%
Excluding sales charges     -3.98    7.77    10.33     7.15




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)

                                                           MERRILL LYNCH
                                 MAINSTAY CONVERTIBLE     ALL CONVERTIBLE
                                         FUND            SECURITIES INDEX
                                 --------------------    ----------------
4/30/98                                 9450.00              10000.00
                                        9503.00              10939.00
                                       12708.00              14018.00
                                       12656.00              12558.00
                                       11942.00              11679.00
                                       11525.00              11842.00
                                       13371.00              14146.00
                                       13523.00              14052.00
                                       16166.00              16354.00
                                       17485.00              18228.00
4/30/08                                18843.00              18032.00






CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE     FIVE     TEN
TOTAL RETURNS              MONTHS    YEAR    YEARS    YEARS
-----------------------------------------------------------
With sales charges          -9.14%   1.97%    9.12%    6.55%
Excluding sales charges     -3.85    7.91    10.36     7.16




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)

                                                   MERRILL LYNCH
                         MAINSTAY CONVERTIBLE     ALL CONVERTIBLE
                                 FUND            SECURITIES INDEX
                         --------------------    ----------------
4/30/98                        23625.00              25000.00
                               23757.00              27347.00
                               31771.00              35046.00
                               31640.00              31394.00
                               29854.00              29199.00
                               28813.00              29606.00
                               33427.00              35366.00
                               33806.00              35129.00
                               40415.00              40885.00
                               43713.00              45569.00
4/30/08                        47170.00              45079.00






CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE     FIVE     TEN
TOTAL RETURNS              MONTHS    YEAR    YEARS    YEARS
-----------------------------------------------------------
With sales charges          -8.61%   2.17%    9.27%    6.37%
Excluding sales charges     -4.20    7.11     9.55     6.37




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)

                                        MERRILL LYNCH
              MAINSTAY CONVERTIBLE     ALL CONVERTIBLE
                      FUND            SECURITIES INDEX
              --------------------    ----------------
4/30/98             10000.00              10000.00
                     9977.00              10939.00
                    13245.00              14018.00
                    13096.00              12558.00
                    12261.00              11679.00
                    11752.00              11842.00
                    13529.00              14146.00
                    13583.00              14052.00
                    16132.00              16354.00
                    17313.00              18228.00
4/30/08             18543.00              18032.00





* Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00%, if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES(2)--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE     FIVE     TEN
TOTAL RETURNS              MONTHS    YEAR    YEARS    YEARS
-----------------------------------------------------------
With sales charges          -5.14%   6.06%    9.52%    6.36%
Excluding sales charges     -4.26    7.04     9.52     6.36




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)

                                                           MERRILL LYNCH
                                 MAINSTAY CONVERTIBLE     ALL CONVERTIBLE
                                         FUND            SECURITIES INDEX
                                 --------------------    ----------------
4/30/98                                10000.00              10000.00
                                        9977.00              10939.00
                                       13245.00              14018.00
                                       13096.00              12558.00
                                       12261.00              11679.00
                                       11752.00              11842.00
                                       13529.00              14146.00
                                       13583.00              14052.00
                                       16121.00              16354.00
                                       17302.00              18228.00
4/30/08                                18520.00              18032.00







 BENCHMARK PERFORMANCE                                 SIX      ONE      FIVE     TEN
                                                     MONTHS     YEAR    YEARS    YEARS
--------------------------------------------------------------------------------------------
Merrill Lynch All Convertible Securities Index(3)     -5.75%   -1.07%    8.77%    6.07%
Average Lipper convertible securities fund(4)         -6.78    -0.21     9.22     5.74



1. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares from January 1, 1998, through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for the Investor Class shares might have been lower.
2. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from January 1, 1998, through August 31, 1998.
3. The Merrill Lynch All Convertible Securities Index is an unmanaged weighted index of domestic corporate convertible securities. To be included in the Index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million. Results assume reinvestment of all income and capital gains. The Merrill Lynch All Convertible Securities Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
4. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Convertible Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY CONVERTIBLE FUND
--------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2007, to April 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2007, to April 30, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended April 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                             ENDING ACCOUNT
                                             ENDING ACCOUNT                   VALUE (BASED
                                              VALUE (BASED                   ON HYPOTHETICAL
                                BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                 ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                  VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/07(3)        4/30/08       PERIOD(1)         4/30/08        PERIOD(1)
INVESTOR CLASS SHARES(2)        $1,000.00       $1,012.80        $2.18          $1,006.30         $2.18
---------------------------------------------------------------------------------------------------------

CLASS A SHARES                  $1,000.00       $  961.50        $5.66          $1,019.10         $5.82
---------------------------------------------------------------------------------------------------------

CLASS B SHARES                  $1,000.00       $  958.00        $9.44          $1,015.22         $9.72
---------------------------------------------------------------------------------------------------------

CLASS C SHARES                  $1,000.00       $  957.40        $9.49          $1,015.17         $9.77
---------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.28% for Investor Class, 1.16% for Class A, 1.94% for Class B and 1.95% for Class C) multiplied by the average account value over the period, divided by 366 and multiplied by 182 days for Classes A, B and C (to reflect the one-half year period) and 62 days for Investor Class (to reflect the since-inception period).
2. Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2008. Had these shares been offered for the full six-month period ended April 30, 2008, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $6.42 and the ending account value would have been $1,018.50.
3. Investor Class shares commenced operations on February 28, 2008.





                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF APRIL 30, 2008

(PORTFOLIO COMPOSITION PIE CHART)

Convert-
  ible
  Bonds       62.50
Convert-
  ible
  Pre-
  ferred
  Stocks      21.60
Common
  Stocks       7.90
Short-Term
  Invest-
  ment
  (collat-
  eral
  from
  securi-
  ties
  lending
  is 4.5%)     4.50
Cash and
  Other
  Assets,
  Less
  Liabili-
  ties         3.50





See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS OR ISSUERS AS OF APRIL 30, 2008 (EXCLUDING SHORT-TERM
INVESTMENT)



    1.  Medtronic, Inc., 1.625%, due 4/15/13
    2.  Transocean, Inc., Series C, 1.50%, due
        12/15/37
    3.  Schlumberger, Ltd., 1.50%, due 6/1/23
    4.  Halliburton Co., 3.125%, due 7/15/23
    5.  Citigroup, Inc., 6.50% Series T
    6.  Bank of America Corp. 7.25% Series L
    7.  Cameron International Corp. 2.50%, due
        6/15/26
    8.  Covanta Holding Corp. 1.00%, due 2/1/27
    9.  Teva Pharmaceutical Finance LLC Series A
        0.50%, due 2/1/24
   10.  Chesapeake Energy Corp. 2.50%, due
        5/15/37







8    MainStay Convertible Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGER EDWARD SILVERSTEIN, CFA, OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY CONVERTIBLE FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2008?

Excluding all sales charges, MainStay Convertible Fund returned -3.98% for Investor Class,(1) -3.85% for Class A shares, -4.20% for Class B shares, and -4.26% for Class C shares for the six months ended April 30, 2008. All share classes outperformed the -6.78% return of the average Lipper(2) convertible securities fund and the -5.75% return of the Merrill Lynch All Convertible Securities Index(3) for the six months ended April 30, 2008. The Merrill Lynch All Convertible Securities Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT KEY FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

The weak performance of the convertible market was primarily the result of the decline in the underlying equity market. In addition, convertible bonds suffered when credit spreads widened as concerns about the direction of the economy led investors to sell securities they perceived to be risky. During the reporting period, the Fund outperformed its peers and benchmark primarily because of its overweight position in the energy sector, which performed well.

WHICH PORTIONS OF THE FUND WERE STRONG PERFORMERS AND WHICH PORTIONS WERE WEAK DURING THE REPORTING PERIOD?

The best-performing segments of the Fund in absolute terms were oil services, oil & gas exploration & production and consumer nondurables. Sectors that detracted the most from absolute performance included technology, financial services and consumer durables.

WHICH INDIVIDUAL FUND HOLDINGS WERE THE STRONGEST PERFORMERS DURING THE REPORTING PERIOD?

The Fund's single-best performer during the reporting period was a convertible-bond position in oil services company Schlumberger. The second-best performer was a convertible-bond position in Halliburton. Both companies continued to see rapid growth in sales and earnings as high energy prices motivated an expanding search for new energy reservoirs and further exploitation of existing ones. The Fund's third-best performing holding was a convertible-bond position in Chesapeake Energy, a company that has benefited from higher natural gas prices.

WHICH OF THE FUND'S HOLDINGS WERE WEAK PERFORMERS DURING THE REPORTING PERIOD?

During the reporting period, the Fund's convertible-bond position in data storage company EMC detracted from the Fund's performance. Despite the recent spin-off of VMWare, EMC continued to hold a large equity stake in its former subsidiary. VMWare reported disappointing sales and earnings for its most recent quarter, which had a negative impact on the price of EMC stock. A convertible-bond position in General Motors performed poorly as investors became increasingly concerned that a slowdown in the U.S. economy would affect new vehicle sales. The convertible preferred shares of Schering-Plough fell sharply during the reporting period after a study suggested that the company's cholesterol-lowering drug, Vytorin, provided no advantage over older, less-expensive cholesterol-lowering agents. The Fund's holdings in Washington Mutual, a leading originator of home mortgages, detracted from the Fund's performance as housing prices declined and mortgage defaults rose, which caused the company to sustain losses.


Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. Convertible securities tend to be subordinate to other debt securities issued by the same company. Also, issuers of convertible securities may not be as financially strong as issuers of securities with higher credit ratings and may be more vulnerable to changes in the economy. If an issuer stops making interest payments, principal payments or both on its convertible securities, these securities may become worthless and the Fund could lose its entire investment in them. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains. The values of debt securities fluctuate depending on various factors including interest rates, issuer creditworthiness, market conditions and maturities.
1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See footnote on page 6 for more information on Lipper Inc.
3. See footnote on page 6 for more information on the Merrill Lynch All Convertible Securities Index.


                                                    mainstayinvestments.com    9

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

We initiated positions in convertible preferred shares of Citigroup and Bank of America. Both companies issued convertible preferred shares earlier in 2008 to help offset subprime investment losses. The convertible preferred shares pay a substantial dividend, have what we believed to be reasonable downside protection and should participate in the upside potential of the underlying common stock should the companies' financial problems ease.

We sold two-thirds of the Fund's common stock position in Costco Wholesale as the stock reached our price target. We sold the Fund's position in the convertible bonds of Walt Disney as the bonds approached the date when the company could call--or prematurely retire--the bonds. We felt that a call would depress the price of the bonds, and our assessment proved accurate when the bonds were in fact called and later declined in value.

WERE THERE ANY CHANGES IN THE FUND'S WEIGHTINGS DURING THE REPORTING PERIOD?

The Fund slightly increased its weighting in the energy sector because of market appreciation and additions to positions in Schlumberger, Pride International and Halliburton. The Fund also increased its weighting in financials as we participated in several large offerings from Citigroup, Bank of America and Lehman Brothers Holdings.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of April 30, 2008, the Fund was significantly overweight relative to the Merrill Lynch All Convertible Securities Index in the energy sector and slightly overweight in health care. On the same date, the Fund was underweight relative to the benchmark in financials and utilities.



The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay Convertible Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2008 UNAUDITED



                                       PRINCIPAL
                                          AMOUNT           VALUE
CONVERTIBLE SECURITIES (84.1%)+
CONVERTIBLE BONDS (62.5%)
----------------------------------------------------------------

AEROSPACE & DEFENSE (3.2%)
L-3 Communications Corp.
  3.00%, due 8/1/35                  $   516,000   $     654,675
  3.00%, due 8/1/35 (a)                6,455,000       8,189,781
Triumph Group, Inc.
  2.625%, due 10/1/26                  6,977,000       8,808,462
                                                   -------------
                                                      17,652,918
                                                   -------------

AIRLINES (1.5%)
AMR Corp.
  4.50%, due 2/15/24 (b)               9,007,000       8,455,321
                                                   -------------


AUTO MANUFACTURERS (0.8%)
Ford Motor Co.
  4.25%, due 12/15/36                  4,164,000       4,648,065
                                                   -------------


AUTO PARTS & EQUIPMENT (0.3%)
ArvinMeritor, Inc.
  4.00%, due 2/15/27
  (zero coupon), beginning
  2/15/19 (a)(b)                       1,732,000       1,465,705
  4.00%, due 2/15/27                     139,000         117,629
                                                   -------------
                                                       1,583,334
                                                   -------------

BIOTECHNOLOGY (1.7%)
Amgen, Inc.
  0.125%, due 2/1/11 (a)               4,590,000       4,153,950
  0.125%, due 2/1/11                   6,067,000       5,490,635
                                                   -------------
                                                       9,644,585
                                                   -------------

COMMUNICATIONS EQUIPMENT (0.7%)
Comtech Telecommunications
  Corp.
  2.00%, due 2/1/24
  (zero coupon), beginning
  2/1/11                               2,817,000       3,704,355
                                                   -------------


COMPUTERS (2.3%)
EMC Corp.
  1.75%, due 12/1/11 (a)               7,215,000       8,612,906
  1.75%, due 12/1/11                   3,477,000       4,150,669
                                                   -------------
                                                      12,763,575
                                                   -------------

DIVERSIFIED FINANCIAL SERVICES (1.9%)
Merrill Lynch & Co., Inc.
  (zero coupon), due 3/13/32
  (b)                                  5,117,000       5,825,193
Nasdaq Stock Market, Inc.
  (The)
  2.50%, due 8/15/13 (a)               4,745,000       4,733,137
                                                   -------------
                                                      10,558,330
                                                   -------------

ELECTRONICS (2.0%)
Fisher Scientific
  International, Inc.
  3.25%, due 3/1/24 (b)                7,189,000      11,250,785
                                                   -------------


ENERGY--ALTERNATE SOURCES (3.0%)
V  Covanta Holding Corp.
  1.00%, due 2/1/27                   15,110,000      16,318,800
                                                   -------------


ENVIRONMENTAL CONTROL (1.8%)
Waste Connections, Inc.
  3.75%, due 4/1/26 (a)                2,510,000       2,826,887
  3.75%, due 4/1/26                    6,100,000       6,870,125
                                                   -------------
                                                       9,697,012
                                                   -------------

FOOD (1.9%)
Lehman Brothers Holdings,
  Inc.
  (Whole Foods Market, Inc.)
  Series WFMI
  1.25%, due 2/6/14 (c)                5,862,000       5,064,182
Spartan Stores, Inc.
  3.375%, due 5/15/27 (a)              5,749,000       4,922,581
  3.375%, due 5/15/27                    462,000         395,587
                                                   -------------
                                                      10,382,350
                                                   -------------

HEALTH CARE-PRODUCTS (5.0%)
Henry Schein, Inc.
  3.00%, due 8/15/34                   2,926,000       3,836,717
Hologic, Inc.
  2.00%, due 12/15/37
  (zero coupon), beginning
  12/15/13                             7,422,000       7,357,057
V  Medtronic, Inc.
  1.625%, due 4/15/13 (a)              2,230,000       2,319,200
  1.625%, due 4/15/13 (b)             13,741,000      14,290,640
                                                   -------------
                                                      27,803,614
                                                   -------------

HOME BUILDERS (0.9%)
Lehman Brothers Holdings,
  Inc.
  23.15%, due 9/6/08 (d)                 209,500       4,979,815
                                                   -------------


HOUSEHOLD PRODUCTS & WARES (1.6%)
Church & Dwight Co., Inc.
  5.25%, due 8/15/33                   4,923,000       9,095,242
                                                   -------------


INTERNET (0.0%) ++
At Home Corp.
  4.75%, due 12/19/08
  (e)(f)(g)(h)                         9,147,056             915
                                                   -------------




 +  Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of April 30, 2008, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

                                       PRINCIPAL
                                          AMOUNT           VALUE
CONVERTIBLE BONDS (CONTINUED)
MINING (0.3%)
Newmont Mining Corp.
  1.25%, due 7/15/14 (a)             $ 1,333,000   $   1,564,609
  1.25%, due 7/15/14                     107,000         125,591
                                                   -------------
                                                       1,690,200
                                                   -------------

MISCELLANEOUS--MANUFACTURING (0.9%)
Eastman Kodak Co.
  3.375%, due 10/15/33                 5,275,000       5,116,750
                                                   -------------


OIL & GAS (8.9%)
V  Chesapeake Energy Corp.
  2.50%, due 5/15/37                   9,971,000      14,034,182
Pride International, Inc.
  3.25%, due 5/1/33                    6,884,000      11,367,205
V  Transocean, Inc.
  Series C
  1.50%, due 12/15/37                 21,005,000      23,735,650
                                                   -------------
                                                      49,137,037
                                                   -------------

OIL & GAS SERVICES (12.0%)
V  Cameron International
  Corp.
  2.50%, due 6/15/26                  13,224,000      20,794,740
V  Halliburton Co.
  3.125%, due 7/15/23                  9,247,000      22,724,502
V  Schlumberger, Ltd.
  1.50%, due 6/1/23                    8,294,000      23,046,953
                                                   -------------
                                                      66,566,195
                                                   -------------

PHARMACEUTICALS (4.9%)
Teva Pharmaceutical Finance
  Co. B.V.
  Series D
  1.75%, due 2/1/26 (b)                7,251,000       8,284,268
V  Teva Pharmaceutical
  Finance LLC
  Series A
  0.50%, due 2/1/24                   11,730,000      14,765,138
Watson Pharmaceuticals, Inc.
  1.75%, due 3/15/23                   4,127,000       4,023,825
                                                   -------------
                                                      27,073,231
                                                   -------------

RETAIL (2.0%)
Lowe's Cos., Inc.
  (zero coupon), due 10/19/21         11,070,000      10,931,625
                                                   -------------


SEMICONDUCTORS (1.1%)
Cypress Semiconductor Corp.
  1.00%, due 9/15/09                   4,593,000       5,942,194
                                                   -------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.0%)
Intel Corp.
  2.95%, due 12/15/35                  5,690,000       5,675,775
                                                   -------------


SOFTWARE (1.4%)
Sybase, Inc.
  1.75%, due 2/22/25                   6,094,000       7,708,910
                                                   -------------


TELECOMMUNICATIONS (1.4%)
SBA Communications Corp.
  0.375%, due 12/1/10 (a)              4,899,000       5,431,766
  0.375%, due 12/1/10 (b)              2,218,000       2,459,208
                                                   -------------
                                                       7,890,974
                                                   -------------
Total Convertible Bonds
  (Cost $321,552,194)                                346,271,907
                                                   -------------




                                          SHARES

CONVERTIBLE PREFERRED STOCKS (21.6%)
----------------------------------------------------------------

AUTO MANUFACTURERS (1.9%)
General Motors Corp.
  6.25% Series C                         565,400      10,510,786
                                                   -------------


CHEMICALS (1.7%)
Celanese Corp.
  4.25%                                  168,710       9,675,519
                                                   -------------


DIVERSIFIED FINANCIAL SERVICES (9.9%)
Affiliated Managers Group,
  Inc.
  5.10%                                  119,400       5,201,363
V  Bank of America Corp.
  7.25% Series L                          19,808      21,749,184
V  Citigroup, Inc.
  6.50% Series T                         420,557      21,932,048
Lehman Brothers Holdings,
  Inc.
  7.25%                                    4,799       5,873,976
                                                   -------------
                                                      54,756,571
                                                   -------------

INSURANCE (1.5%)
MetLife, Inc.
  6.375% (i)                             275,900       8,150,086
                                                   -------------


INVESTMENT COMPANIES (1.0%)
Vale Capital, Ltd.
  5.50% Series RIO                        74,850       5,535,906
                                                   -------------





12    MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                          SHARES           VALUE
CONVERTIBLE PREFERRED STOCKS (CONTINUED)
MINING (2.3%)
Freeport-McMoRan Copper &
  Gold, Inc.
  6.75%                                   78,975   $  12,868,187
                                                   -------------


PHARMACEUTICALS (1.3%)
Schering-Plough Corp.
  6.00%                                   39,900       7,203,147
                                                   -------------


WIRELESS TELECOMMUNICATION SERVICES (2.0%)
Crown Castle International
  Corp.
  6.25%                                  194,000      11,252,000
                                                   -------------
Total Convertible Preferred
  Stocks
  (Cost $117,756,024)                                119,952,202
                                                   -------------
Total Convertible Securities
  (Cost $439,308,218)                                466,224,109
                                                   -------------



COMMON STOCKS (7.9%)
----------------------------------------------------------------

CAPITAL MARKETS (1.0%)
Morgan Stanley                           110,400       5,365,440
                                                   -------------


ENGINEERING & CONSTRUCTION (0.4%)
McDermott International, Inc.
  (i)                                     42,300       2,266,434
                                                   -------------


HEALTH CARE-PRODUCTS (2.2%)
Boston Scientific Corp. (i)              284,600       3,793,718
Johnson & Johnson                        122,000       8,184,980
                                                   -------------
                                                      11,978,698
                                                   -------------

OIL & GAS (0.7%)
Hess Corp.                                35,900       3,812,580
                                                   -------------


OIL & GAS SERVICES (1.0%)
Baker Hughes, Inc.                        26,300       2,127,144
Gulf Island Fabrication, Inc.             16,900         668,226
ION Geophysical Corp. (i)                192,000       3,058,560
                                                   -------------
                                                       5,853,930
                                                   -------------

OIL, GAS & CONSUMABLE FUELS (0.2%)
Frontier Oil Corp.                        39,600         984,060
                                                   -------------


RETAIL (1.0%)
Costco Wholesale Corp.                    77,203       5,500,714
                                                   -------------


SOFTWARE (1.0%)
Microsoft Corp.                          191,600       5,464,432
                                                   -------------


TRANSPORTATION (0.4%)
Tidewater, Inc.                           37,600       2,452,272
                                                   -------------
Total Common Stocks
  (Cost $37,899,695)                                  43,678,560
                                                   -------------



SHORT-TERM INVESTMENT (4.5%)
----------------------------------------------------------------

INVESTMENT COMPANY (4.5%)
State Street Navigator
  Securities Lending Prime
  Portfolio (j)                       24,763,365      24,763,365
                                                   -------------
Total Short-Term Investment
  (Cost $24,763,365)                                  24,763,365
                                                   -------------
Total Investments
  (Cost $501,971,278) (k)                   96.5%    534,666,034
Cash and Other Assets,
  Less Liabilities                           3.5      19,602,027
                                           -----    ------------
Net Assets                                 100.0%  $ 554,268,061
                                           =====    ============





++   Less than one-tenth of a percent.
(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities
     is $24,171,597; cash collateral of
     $24,763,365 (included in liabilities) was
     received with which the Fund purchased
     highly liquid short-term investments.
(c)  Synthetic Convertible--An equity-linked
     security issued by an entity other than
     the issuer of the underlying equity
     instrument.
(d)  Synthetic Convertible. The underlying
     equity investment represents a basket of
     securities comprised of D.R. Horton,
     Inc., M.D.C. Holdings, Inc. and Toll
     Brothers, Inc.
(e)  Illiquid security. The total market value
     of the security at April 30, 2008 is
     $915, which represents less than one-
     tenth of a percent of the Fund's net
     assets.
(f)  Restricted security.
(g)  Fair valued security. The total market
     value of the security at April 30, 2008
     is $915, which represents less than one-
     tenth of a percent of the Fund's net
     assets.
(h)  Issue in default.
(i)  Non-income producing security.
(j)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(k)  At April 30, 2008, cost is $504,024,317
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation       $ 51,925,157
Gross unrealized depreciation        (21,283,440)
                                    ------------
Net unrealized appreciation         $ 30,641,717
                                    ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2008 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $501,971,278)
  including $24,171,597 market
  value of securities loaned         $534,666,034
Cash                                   32,472,806
Receivables:
  Investment securities sold            5,503,065
  Fund shares sold                      5,241,313
  Dividends and interest                2,266,266
Other assets                               43,387
                                     ------------
     Total assets                     580,192,871
                                     ------------
LIABILITIES:
Securities lending collateral          24,763,365
Payables:
  Fund shares redeemed                    346,916
  Manager (See Note 3)                    259,517
  Transfer agent (See Note 3)             234,350
  NYLIFE Distributors (See Note 3)        198,458
  Shareholder communication                68,095
  Professional fees                        42,897
  Custodian                                 7,587
  Trustees                                  1,946
Accrued expenses                            1,679
                                     ------------
     Total liabilities                 25,924,810
                                     ------------
Net assets                           $554,268,061
                                     ============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.01
  per share) unlimited number of
  shares authorized                  $    365,363
Additional paid-in capital            513,412,353
                                     ------------
                                      513,777,716
Accumulated distributions in excess
  of net investment income               (358,689)
Accumulated undistributed net
  realized gain on investments          8,154,278
Net unrealized appreciation on
  investments                          32,694,756
                                     ------------
Net assets                           $554,268,061
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 84,001,495
                                     ============
Shares of beneficial interest
  outstanding                           5,543,083
                                     ============
Net asset value per share
  outstanding                        $      15.15
Maximum sales charge (5.50% of
  offering price)                            0.88
                                     ------------
Maximum offering price per share
  outstanding                        $      16.03
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $319,862,510
                                     ============
Shares of beneficial interest
  outstanding                          21,092,476
                                     ============
Net asset value per share
  outstanding                        $      15.16
Maximum sales charge (5.50% of
  offering price)                            0.88
                                     ------------
Maximum offering price per share
  outstanding                        $      16.04
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $101,265,809
                                     ============
Shares of beneficial interest
  outstanding                           6,664,451
                                     ============
Net asset value and offering price
  per share outstanding              $      15.19
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $ 49,138,247
                                     ============
Shares of beneficial interest
  outstanding                           3,236,272
                                     ============
Net asset value and offering price
  per share outstanding              $      15.18
                                     ============






14    MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                           $  3,701,505
  Dividends                             2,714,090
  Income from securities
     loaned--net                          100,701
                                     ------------
     Total income                       6,516,296
                                     ------------
EXPENSES:
  Manager (See Note 3)                  1,528,560
  Transfer agent--Investor Class
     (See Note 3)                          26,615
  Transfer agent--Class A (See Note
     3)                                   432,162
  Transfer agent--Classes B and C
     (See Note 3)                         199,586
  Distribution/Service--Investor
     Class (See Note 3)                    17,131
  Distribution/Service--Class A
     (See Note 3)                         443,643
  Service--Class B (See Note 3)           131,709
  Service--Class C (See Note 3)            45,915
  Distribution--Class B (See Note
     3)                                   395,126
  Distribution--Class C (See Note
     3)                                   137,745
  Professional fees                        46,859
  Shareholder communication                45,447
  Recordkeeping                            38,796
  Registration                             24,961
  Custodian                                10,395
  Trustees                                  8,479
  Miscellaneous                            11,169
                                     ------------
     Total expenses before waiver       3,544,298
  Expense waiver from Manager (See
     Note 3)                              (17,196)
                                     ------------
     Net expenses                       3,527,102
                                     ------------
Net investment income                   2,989,194
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain on investments        8,886,957
Net change in unrealized
  appreciation on investments         (31,996,679)
                                     ------------
Net realized and unrealized loss on
  investments                         (23,109,722)
                                     ------------
Net decrease in net assets
  resulting from operations          $(20,120,528)
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2007


                                       2008           2007
INCREASE IN NET ASSETS:
Operations:
 Net investment income         $  2,989,194   $  4,093,198
 Net realized gain on
  investments                     8,886,957     64,563,335
 Net change in unrealized
  appreciation on investments   (31,996,679)    21,110,467
                               ---------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    (20,120,528)    89,767,000
                               ---------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Investor Class                   (3,059)            --
    Class A                      (2,581,845)    (5,208,343)
    Class B                        (347,802)      (901,848)
    Class C                        (115,683)      (189,892)
                               ---------------------------
                                 (3,048,389)    (6,300,083)
                               ---------------------------
 From net realized gain on investments:
    Class A                     (28,302,421)            --
    Class B                      (8,663,095)            --
    Class C                      (2,495,346)            --
                               ---------------------------
                                (39,460,862)            --
                               ---------------------------
 Total dividends and
  distributions to
  shareholders                  (42,509,251)    (6,300,083)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                        105,180,396     47,029,928
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions              38,674,001      5,739,980
 Cost of shares redeemed        (54,198,902)   (95,239,290)
                               ---------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions                89,655,495    (42,469,382)
                               ---------------------------
    Net increase in net
     assets                      27,025,716     40,997,535

NET ASSETS:
Beginning of period             527,242,345    486,244,810
                               ---------------------------
End of period                  $554,268,061   $527,242,345
                               ===========================
Accumulated distributions in
 excess of net investment
 income at end of period       $   (358,689)  $   (299,494)
                               ===========================






16    MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank


                                                   mainstayinvestments.com    17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                        INVESTOR CLASS                                    CLASS A
                        --------------  ---------------------------------------------------------------------------
                         FEBRUARY 28,      SIX                                             JANUARY 1,
                            2008**        MONTHS                                             2003*
                            THROUGH       ENDED                                             THROUGH     YEAR ENDED
                           APRIL 30,    APRIL 30,          YEAR ENDED OCTOBER 31,         OCTOBER 31,  DECEMBER 31,
                        -------------------------------------------------------------------------------------------
                            2008***      2008***     2007      2006      2005      2004       2003         2002
Net asset value at
  beginning of period       $ 15.00      $  17.18  $  14.51  $  13.28  $ 12.10   $ 11.78    $ 10.31       $ 11.58
                            -------      --------  --------  --------  -------   -------    -------       -------
Net investment income          0.05 (a)      0.10 (a)  0.16 (a)  0.16 (a) 0.18 (b)  0.15       0.16          0.25
Net realized and
  unrealized gain
  (loss) on
  investments                  0.14         (0.73)     2.74      1.23     1.17      0.34       1.46         (1.27)
Net realized and
  unrealized gain on
  foreign currency
  transactions                   --            --        --        --       --        --         --          0.00 (e)
                            -------      --------  --------  --------  -------   -------    -------       -------
Total from investment
  operations                   0.19         (0.63)     2.90      1.39     1.35      0.49       1.62         (1.02)
                            -------      --------  --------  --------  -------   -------    -------       -------
Less dividends and
  distributions:
  From net investment
     income                   (0.04)        (0.11)    (0.23)    (0.16)   (0.17)    (0.17)     (0.15)        (0.25)
  From net realized
     gain on
     investments                 --         (1.28)       --        --       --        --         --            --
                            -------      --------  --------  --------  -------   -------    -------       -------
Total dividends and
  distributions               (0.04)        (1.39)    (0.23)    (0.16)   (0.17)    (0.17)     (0.15)        (0.25)
                            -------      --------  --------  --------  -------   -------    -------       -------
Net asset value at end
  of period                 $ 15.15      $  15.16  $  17.18  $  14.51  $ 13.28   $ 12.10    $ 11.78       $ 10.31
                            =======      ========  ========  ========  =======   =======    =======       =======
Total investment
  return (d)                   1.28%(c)     (3.85%)(c)20.10%    10.57%   11.21%     4.11%     15.86%(c)     (8.88%)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment
     income                    1.99%+        1.37% +   1.05%     1.14%    1.38%(b)  1.22%      1.85% +       2.30%
  Net expenses                 1.28%+        1.16% +   1.19%     1.20%    1.20%     1.34%      1.38% +       1.37%
  Expenses (before
     waiver/reimburse-
     ment)                     1.31%+        1.16% +   1.29%     1.39%    1.38%     1.35%      1.38% +       1.37%
Portfolio turnover
  rate                           44%           44%      113%       72%      93%       96%        73%           94%
Net assets at end of
  period (in 000's)         $84,001      $319,863  $379,148  $340,331  $93,996   $95,015    $89,751       $68,871




                                                               CLASS C
                        -------------------------------------------------------------------------------------
                                                                                   JANUARY 1,
                        SIX MONTHS                                                   2003*
                           ENDED                                                    THROUGH       YEAR ENDED
                         APRIL 30,             YEAR ENDED OCTOBER 31,             OCTOBER 31,    DECEMBER 31,
                        -------------------------------------------------------------------------------------
                          2008***       2007       2006       2005       2004         2003           2002
Net asset value at
  beginning of period     $ 17.20     $ 14.53    $ 13.29    $ 12.11    $ 11.79      $ 10.33         $ 11.59
                          -------     -------    -------    -------    -------      -------         -------
Net investment income        0.04 (a)    0.05 (a)   0.07 (a)   0.08 (b)   0.06         0.10            0.17
Net realized and
  unrealized gain
  (loss) on
  investments               (0.73)       2.73       1.22       1.17       0.33         1.45           (1.27)
Net realized and
  unrealized gain on
  foreign currency
  transactions                 --          --         --         --         --           --            0.00 (e)
                          -------     -------    -------    -------    -------      -------         -------
Total from investment
  operations                (0.69)       2.78       1.29       1.25       0.39         1.55           (1.10)
                          -------     -------    -------    -------    -------      -------         -------
Less dividends and
  distributions:
  From net investment
     income                 (0.05)      (0.11)     (0.05)     (0.07)     (0.07)       (0.09)          (0.16)
  From net realized
     gain on
     investments            (1.28)         --         --         --         --           --              --
                          -------     -------    -------    -------    -------      -------         -------
Total dividends and
  distributions             (1.33)      (0.11)     (0.05)     (0.07)     (0.07)       (0.09)          (0.16)
                          -------     -------    -------    -------    -------      -------         -------
Net asset value at end
  of period               $ 15.18     $ 17.20    $ 14.53    $ 13.29    $ 12.11      $ 11.79         $ 10.33
                          =======     =======    =======    =======    =======      =======         =======
Total investment
  return (d)                (4.26%)(c)  19.27%      9.73%     10.35%      3.32%       15.09%(c)       (9.50%)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment
     income                  0.54% +     0.30%      0.49%      0.63%(b)   0.47%        1.10% +         1.55%
  Net expenses               1.95% +     1.94%      1.95%      1.95%      2.09%        2.13% +         2.12%
  Expenses (before
     waiver/reimburse-
     ment)                   1.96% +     2.04%      2.14%      2.13%      2.10%        2.13% +         2.12%
Portfolio turnover
  rate                         44%        113%        72%        93%        96%          73%             94%
Net assets at end of
  period (in 000's)       $49,138     $31,158    $24,640    $23,992    $27,041      $26,079         $15,289




*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
***  Unaudited.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment income and the ratio of net investment income includes $0.01 per share and 0.07%, respectively, as a result of a special one time dividend from Microsoft Corp.
(c)  Total return is not annualized.
(d)  Total return is calculated exclusive of sales charges and assumes the reinvestments of dividends and distributions.
(e)  Less than one cent per share.





18    MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                               CLASS B
      ----------------------------------------------------------------------------------------
         SIX                                                        JANUARY 1,
        MONTHS                                                        2003*
        ENDED                                                        THROUGH       YEAR ENDED
      APRIL 30,               YEAR ENDED OCTOBER 31,               OCTOBER 31,    DECEMBER 31,
      ----------------------------------------------------------------------------------------
       2008***       2007        2006        2005        2004          2003           2002
       $  17.21    $  14.54    $  13.29    $  12.11    $  11.79      $  10.33       $  11.59
       --------    --------    --------    --------    --------      --------       --------
           0.05 (a)    0.05 (a)    0.09 (a)    0.08 (b)    0.06          0.10           0.17

          (0.74)       2.73        1.21        1.17        0.33          1.45          (1.27)

             --          --          --          --          --            --           0.00 (e)
       --------    --------    --------    --------    --------      --------       --------
          (0.69)       2.78        1.30        1.25        0.39          1.55          (1.10)
       --------    --------    --------    --------    --------      --------       --------

          (0.05)      (0.11)      (0.05)      (0.07)      (0.07)        (0.09)         (0.16)
          (1.28)         --          --          --          --            --             --
       --------    --------    --------    --------    --------      --------       --------
          (1.33)      (0.11)      (0.05)      (0.07)      (0.07)        (0.09)         (0.16)
       --------    --------    --------    --------    --------      --------       --------
       $  15.19    $  17.21    $  14.54    $  13.29    $  12.11      $  11.79       $  10.33
       ========    ========    ========    ========    ========      ========       ========
          (4.20%)(c)  19.25%       9.81%      10.35%       3.32%        15.09%(c)      (9.50%)

           0.62% +     0.31%       0.68%       0.63%(b)    0.47%         1.10% +        1.55%
           1.94% +     1.94%       1.95%       1.95%       2.09%         2.13% +        2.12%
           1.95% +     2.04%       2.14%       2.13%       2.10%         2.13% +        2.12%
             44%        113%         72%         93%         96%           73%            94%
       $101,266    $116,937    $121,274    $390,163    $430,326      $470,459       $436,572




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and comprises twenty-one funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Convertible Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Class A shares commenced on January 3, 1995. Class B shares commenced on May 1, 1986. Class C shares commenced on September 1, 1998. Investor Class shares commenced on February 28, 2008. Investor Class and Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek capital appreciation together with current income.

The Fund invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager, (as defined in Note 3), in consultation with a Fund's Subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with a Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business.

Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor (if applicable), reflect the security's market value; and (vi) a security


20    MainStay Convertible Fund
where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2008, the Fund held securities with a value of $915 that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3, conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Fund's 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3, determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors including, but not limited to, ongoing analyses of tax laws and regulations, and interpretations, thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income quarterly and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

The investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market

                                                   mainstayinvestments.com    21
value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(H) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 5.)

(I) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

The Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.60% on assets up to $500 million, 0.55% on assets from $500 million to $1 billion and 0.50% on assets in excess of $1 billion.

Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.28%; Class A, 1.09%; Class B,
2.03 %; and Class C, 2.03%. These expense limitations may be modified or terminated only with the approval of the Board of Trustees. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the six months ended April 30, 2008, NYLIM earned fees from the Fund in the amount of $1,528,560 and waived its fees in the amount of $17,196.

As of April 30, 2008, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

                OCTOBER 31,
  2008*       2009        2010        2011        TOTAL
$213,955    $701,502    $291,912    $17,196    $1,224,565
---------------------------------------------------------



* The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

Between August 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses did not exceed the following amounts of average daily net assets for each class: Class A, 1.175%; Class B, 1.925%; and Class C, 1.925%. Prior to August 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.



22    MainStay Convertible Fund

State Street Bank and Trust Company ("SSBT"), 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, SSBT is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted a distribution plan (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the Fund, for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $4,325 and $84,703, respectively, for the six months ended April 30, 2008. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Investor Class, Class A, Class B and Class C shares of $39, $797, $54,233, and $3,097, respectively, for the six months ended April 30, 2008.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the six months ended April 30, 2008, amounted to $658,363.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(F) CAPITAL. At April 30, 2008, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Investor Class                    $ 25,321    0.0*%
-------------------------------------------------
Class A                            278,852    0.1
-------------------------------------------------
Class C                                143    0.0*
-------------------------------------------------



* Less than one-tenth of a percent.

(G) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the six months ended April 30, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $8,412.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $38,796 for the six months ended April 30, 2008.

NOTE 4--FEDERAL INCOME TAX:

The tax character of distributions paid during the year ended October 31, 2007 shown in the Statement of Changes in Net Assets, was as follows:

                                            2007
Distributions paid from:
  Ordinary Income                     $6,300,083
------------------------------------------------





                                                   mainstayinvestments.com    23

NOTE 5--RESTRICTED SECURITIES:

As of April 30, 2008, the Fund held restricted securities as follows:

                      DATE OF    PRINCIPAL              4/30/2008   PERCENTAGE OF
 SECURITY         ACQUISITION       AMOUNT       COST       VALUE      NET ASSETS
At Home Corp.
  Convertible
     Bond 4.75%
     due
     12/19/08       7/25/01     $9,147,056   $674,023      $915          0.0%(a)
---------------------------------------------------------------------------------



(a) Less than one-tenth of a percent.

NOTE 6--CUSTODIAN:

SSBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds pay a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which serves as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six months ended April 30, 2008.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2008, purchases and sales of securities, other than short-term securities, were $249,928 and $213,558, respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                   SHARES        AMOUNT
Period ended April 30, 2008*:
Shares sold                       66,688   $   984,999
Shares issued to shareholders
  in reinvestment of
  dividends and distributions        210         3,040
Shares redeemed                 (137,778)   (2,048,161)
                               -----------------------
Net decrease in shares
  outstanding before
  conversion                     (70,880)   (1,060,122)
Shares converted from Class A
  (See Note 1)                 5,549,139    79,408,175
Shares converted from Class B
  (See Note 1)                    64,824       926,337
                               -----------------------
Net increase                   5,543,083   $79,274,390
                               =======================



* Investor Class shares were first offered on February 28, 2008.

 CLASS A                          SHARES         AMOUNT
Six months ended April 30,
  2008:
Shares sold                    4,814,544   $ 72,423,345
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,821,066     28,530,321
Shares redeemed               (2,425,185)   (36,648,305)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                   4,210,425     64,305,361
Shares reacquired upon
  conversion into Investor
  Class (See Note 1)          (5,545,264)   (79,408,175)
Shares converted from Class
  B (See Note 1)                 356,783      5,331,318
                              -------------------------
Net decrease                    (978,056)  $ (9,771,496)
                              =========================
Year ended October 31, 2007:
Shares sold                    2,086,601   $ 33,270,193
Shares issued to
  shareholders in
  reinvestment of dividends      310,768      4,793,864
Shares redeemed               (4,341,826)   (67,480,030)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                  (1,944,457)   (29,415,973)
Shares converted from Class
  B (See Note 1)                 561,439      8,819,241
                              -------------------------
Net decrease                  (1,383,018)  $(20,596,732)
                              =========================




 CLASS B                          SHARES         AMOUNT
Six months ended April 30,
  2008:
Shares sold                      592,111   $  8,993,947
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              520,707      8,186,563
Shares redeemed                 (820,521)   (12,362,362)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                     292,297      4,818,148
Shares reacquired upon
  conversion into Class A
  (See Note 1)                  (355,993)    (5,331,318)
Shares reacquired upon
  conversion into Investor
  Class (See Note 1)             (64,734)      (926,337)
                              -------------------------
Net decrease                    (128,430)  $ (1,439,507)
                              =========================
Year ended October 31, 2007:
Shares sold                      477,038   $  7,518,234
Shares issued to
  shareholders in
  reinvestment of dividends       53,451        807,396
Shares redeemed               (1,517,761)   (23,419,543)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (987,272)   (15,093,913)
Shares reacquired upon
  conversion into Class A
  (See Note 1)                  (560,204)    (8,819,241)
                              -------------------------
Net decrease                  (1,547,476)  $(23,913,154)
                              =========================






24    MainStay Convertible Fund

 CLASS C                          SHARES        AMOUNT
Six months ended April 30,
  2008:
Shares sold                    1,510,674   $22,778,105
Shares issued to shareholders
  in reinvestment of
  dividends and distributions    124,426     1,954,077
Shares redeemed                 (210,218)   (3,140,074)
                               -----------------------
Net increase                   1,424,882   $21,592,108
                               =======================
Year ended October 31, 2007:
Shares sold                      385,392   $ 6,241,501
Shares issued to shareholders
  in reinvestment of
  dividends                        9,181       138,720
Shares redeemed                 (279,142)   (4,339,717)
                               -----------------------
Net increase                     115,431   $ 2,040,504
                               =======================



NOTE 10--OTHER MATTERS:

In 2004 the Securities and Exchange Commission ("SEC") raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guaranteed disclosure to that fund's shareholders. Discussions are in progress with the SEC staff concerning a resolution of this matter.

NOTE 11--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2008, the Fund does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.


                                                   mainstayinvestments.com    25

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or (ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-
0330).





26    MainStay Convertible Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY LARGE CAP OPPORTUNITY FUND(2)
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP OPPORTUNITY FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND(2)
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A012992         (RECYCLE LOGO)            MS156-08            MSC10-06/08
                                                                          05

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 EQUITY INDEX FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2008

MESSAGE FROM

THE PRESIDENT

Stock and bond investors alike faced a series of challenges during the six months ended April 30, 2008. Lower real estate prices, slowing construction activity and weak consumer spending all took a toll on the U.S. economy. Growth in real gross national product declined dramatically in the fourth quarter of 2007 and, according to preliminary estimates, recovered only slightly in the first quarter of 2008.

Many financial institutions faced substantial write-downs on subprime mortgages and other lower-quality loans. As banks began to tighten their lending requirements, homeowners and businesses found it more difficult to raise needed capital. Recognizing the need for additional liquidity, the Federal Open Market Committee lowered the federal funds target rate and announced various programs to provide additional liquidity for financial institutions.

As the subprime mortgage crisis escalated, bond investors moved away from higher-risk debt securities toward the relative safety of U.S. Treasury issues. Caution also gripped the equity market as many investors shifted assets into sectors that tend to remain stable in periods of economic weakness.

Bonds generally fared much better than stocks during the six months ended April 30, 2008. All major U.S. stock market indexes declined over the same period, but small-capitalization stocks suffered the most. Among mid-cap and large-cap stocks, growth-oriented issues outperformed value-oriented ones. The market, which steadily declined until early March, closed the period with a modest upturn.

What is the best way to weather difficult markets? At MainStay, we believe that the consistent application of time-tested investment principles makes sense for investors with a long-term time horizon. All of our portfolio managers are aware of the forces that affected the markets during the six-month reporting period. Some may have significantly altered Fund positions to accommodate shifting market dynamics. Others may have simply stayed the course, with only minor portfolio adjustments. By paying close attention to the investment objectives and strategies of the respective Funds they manage, our portfolio managers seek to optimize performance over the long term.

The report that follows provides further details about the market forces and management decisions that affected your investment in MainStay Funds from November 1, 2007, through April 30, 2008. We hope that as you review these short-term results, you will maintain the long-term perspective that sound investing calls for in a shifting economic and market environment.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 EQUITY INDEX FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2008

TABLE OF CONTENTS




SEMIANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    8
---------------------------------------------

PORTFOLIO OF INVESTMENTS                    9
---------------------------------------------

FINANCIAL STATEMENTS                       17
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              21
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        26
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       26

INVESTMENT AND PERFORMANCE COMPARISON*


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


CLASS A SHARES--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE       TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS*    YEARS*
--------------------------------------------------------------
With sales charges         -12.59%   -8.08%    9.20%     2.82%
Excluding sales charges     -9.89    -5.24     9.87      3.13




                                                             (With sales charge)
(PERFORMANCE GRAPH)

                                                S&P 500
                                    CLASS A      INDEX
                                    -------     -------
4/30/98                            24250.00    25000.00
                                   29324.00    30456.00
                                   31998.00    33540.00
                                   27710.00    29189.00
                                   23983.00    25504.00
                                   20625.00    22110.00
                                   25105.00    27168.00
                                   26486.00    28890.00
                                   30418.00    33344.00
                                   34850.00    38424.00
4/30/08                            33031.00    36627.00






 BENCHMARK PERFORMANCE                              SIX      ONE      FIVE     TEN
                                                  MONTHS     YEAR    YEARS    YEARS
-----------------------------------------------------------------------------------
S&P 500(R) Index(1)                                -9.64%   -4.68%   10.62%    3.89%
Average Lipper S&P 500 Index objective fund(2)     -9.88    -5.19    10.03     3.41



* Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund- share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graph assumes an initial investment of $25,000 and reflects the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 3.00% and an annual 12b-1 fee of 0.25%. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.

Performance figures shown reflect nonrecurring reimbursements from affiliates for professional fees and losses attributable to shareholder trading arrangements. If these nonrecurring reimbursements had not been made the total return (excluding sales charges) would have been 9.84% for the five-year period ended April 30, 2008, and 3.12% for the ten-year period then ended.
1. "S&P 500(R)" and "S&P(R)" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use. Standard & Poor's does not sponsor, endorse, sell or promote the Fund or represent the advisability of investing in the Fund. The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. The S&P 500(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
2. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.



                                                    mainstayinvestments.com    5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY EQUITY INDEX FUND
--------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2007, to April 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2007, to April 30, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended April 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                     11/1/07         4/30/08       PERIOD(1)         4/30/08        PERIOD(1)
CLASS A SHARES                 $1,000.00        $901.30         $2.84          $1,021.88         $3.02
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.60% for Class A) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the one-half year period).



6    MainStay Equity Index Fund

INDUSTRY COMPOSITION AS OF APRIL 30, 2008



Oil, Gas & Consumable Fuels             10.5%
Pharmaceuticals                          5.6
Computers & Peripherals                  4.3
Diversified Financial Services           4.2
Insurance                                3.8
Industrial Conglomerates                 3.3
Software                                 3.2
Capital Markets                          3.0
Diversified Telecommunication
  Services                               2.9
Aerospace & Defense                      2.8
Energy Equipment & Services              2.8
Commercial Banks                         2.7
Media                                    2.7
Food & Staples Retailing                 2.5
Communications Equipment                 2.4
Semiconductors & Semiconductor
  Equipment                              2.4
Beverages                                2.3
Household Products                       2.2
Electric Utilities                       2.1
Chemicals                                1.9
Machinery                                1.9
Health Care Equipment & Supplies         1.8
Health Care Providers & Services         1.8
Internet Software & Services             1.7
Food Products                            1.5
Specialty Retail                         1.5
Hotels, Restaurants & Leisure            1.3
Tobacco                                  1.3
Biotechnology                            1.2
Real Estate Investment Trusts            1.2
Metals & Mining                          1.1
Air Freight & Logistics                  1.0
Multi-Utilities                          1.0
Road & Rail                              1.0
IT Services                              0.8%
Multiline Retail                         0.8
Consumer Finance                         0.7
Thrifts & Mortgage Finance               0.6
Commercial Services & Supplies           0.5
Electrical Equipment                     0.5
Household Durables                       0.4
Textiles, Apparel & Luxury Goods         0.4
Automobiles                              0.3
Electronic Equipment & Instruments       0.3
Internet & Catalog Retail                0.3
Life Sciences Tools & Services           0.3
Wireless Telecommunication Services      0.3
Auto Components                          0.2
Construction & Engineering               0.2
Independent Power Producers & Energy
  Traders                                0.2
Leisure Equipment & Products             0.2
Paper & Forest Products                  0.2
Personal Products                        0.2
Airlines                                 0.1
Building Products                        0.1
Construction Materials                   0.1
Containers & Packaging                   0.1
Distributors                             0.1
Diversified Consumer Services            0.1
Gas Utilities                            0.1
Office Electronics                       0.1
Futures Contracts                        0.1
Health Care Technology                   0.0*
Real Estate Management & Development     0.0*
Trading Companies & Distributors         0.0*
Short-Term Investments
  (collateral from securities lending
  is 4.4%)                               9.5
Liabilities in Excess of Cash and
  Other Assets                          (4.7)
                                       -----
                                       100.0%
                                       =====





* Less than one-tenth of a percent.

See Portfolio of Investments on page 9 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2008 (EXCLUDING SHORT-TERM INVESTMENTS)



    1.  ExxonMobil Corp.
    2.  General Electric Co.
    3.  AT&T, Inc.
    4.  Microsoft Corp.
    5.  Procter & Gamble Co. (The)
    6.  Chevron Corp.
    7.  Johnson & Johnson
    8.  International Business Machines Corp.
    9.  Bank of America Corp.
   10.  JPMorgan Chase & Co.






                                                    mainstayinvestments.com    7

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGER FRANCIS J. OK OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE FUND'S MANAGER.

HOW DID MAINSTAY EQUITY INDEX FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2008?

Excluding all sales charges, Class A shares of MainStay Equity Index Fund returned -9.89% for the six months ended April 30, 2008. The Fund, which offers only one share class, underperformed the -9.88% return of the average Lipper(1) S&P 500 Index objective fund and the -9.64% return of the S&P 500(R) Index(2) for the six months ended April 30, 2008. Because the Fund incurs operating expenses that a hypothetical index does not, there will be times when the Fund's performance lags that of the Index. The S&P 500(R) Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

DURING THE REPORTING PERIOD, WHICH INDUSTRIES HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST?

In terms of total return, the best-performing industry in the S&P 500(R) Index was road & rail, followed by energy equipment & services and food & staples retailing. During the reporting period, thrifts & mortgage finance recorded the lowest total return of any industry in the Index. Wireless telecommunication services had the second-lowest total return, followed by consumer finance.

DURING THE REPORTING PERIOD, WHICH INDUSTRIES WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH WERE THE WEAKEST CONTRIBUTORS?

On the basis of impact, which takes weightings and total returns into account, the industry that made the strongest positive contribution to the Fund's performance was oil, gas & consumable fuels. Energy equipment & services was the second-strongest contributor, and road & rail was third. The industry that made the weakest contribution to the Fund's performance was capital markets. The second-weakest contributor was pharmaceuticals, followed by diversified financial services.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST TOTAL RETURNS?

Within the S&P 500(R) Index, the stock with the highest total return during the six-month reporting period was Tenet Healthcare. Hess was second, followed by Range Resources. The individual Fund holding with the lowest total return for the reporting period was Bear Stearns, followed by Ambac Financial Group and MBIA.

WHICH INDIVIDUAL STOCKS WERE THE STRONGEST POSITIVE CONTRIBUTORS TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD AND WHICH WERE THE GREATEST DETRACTORS?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the greatest positive contributions to the Fund's performance during the reporting period were Wal-Mart Stores, International Business Machines and JPMorgan Chase. The weakest contributor was General Electric, followed by Citigroup and Microsoft.

WERE THERE ANY CHANGES TO THE MAKEUP OF THE S&P 500(R) INDEX DURING THE REPORTING PERIOD?

During the six-month reporting period, there were 11 additions to the S&P 500(R) Index and 11 deletions from it. Among the additions were American Tower and Cameron International. Harrah's Entertainment was a deletion during the reporting period. The deletion occurred when Harrah's Entertainment was acquired by Hamlet Holdings.


Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. The Fund was closed to new investors and new purchases as of January 1, 2002. Existing shareholders are permitted to reinvest dividends only. Index funds generally seek to reflect the performance of an index or an allocation among indices, unlike other funds, whose objectives may, in some cases, involve seeking to outperform an index or other benchmark. The Fund seeks to track the performance and weightings of stocks in the S&P 500(R) Index. The Index itself, however, may change from time to time as companies merge, divest units, add to their market capitalization or face financial difficulties. In addition, Standard & Poor's may occasionally adjust the Index to better reflect the companies that Standard & Poor's believes are most representative of the makeup of the U.S. economy. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.
1. See page 5 for more information on Lipper Inc.
2. See page 5 for more information on the S&P 500(R) Index.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


8    MainStay Equity Index Fund

PORTFOLIO OF INVESTMENTS+++ APRIL 30, 2008 UNAUDITED




                                          SHARES           VALUE
COMMON STOCKS (95.1%)+
----------------------------------------------------------------

AEROSPACE & DEFENSE (2.8%)
Boeing Co. (The)                          22,732   $   1,929,038
General Dynamics Corp.                    11,959       1,081,333
Goodrich Corp.                             3,737         254,677
Honeywell International, Inc.             22,066       1,310,720
L-3 Communications Holdings,
  Inc.                                     3,661         408,018
Lockheed Martin Corp.                     10,192       1,080,760
Northrop Grumman Corp.                    10,014         736,730
Precision Castparts Corp.                  4,163         489,402
Raytheon Co.                              12,635         808,261
Rockwell Collins, Inc.                     4,843         305,642
United Technologies Corp.                 29,154       2,112,790
                                                   -------------
                                                      10,517,371
                                                   -------------

AIR FREIGHT & LOGISTICS (1.0%)
C.H. Robinson Worldwide, Inc.              5,132         321,674
Expeditors International of
  Washington, Inc.                         6,300         293,517
FedEx Corp.                                9,146         876,827
United Parcel Service, Inc.
  Class B                                 30,740       2,225,883
                                                   -------------
                                                       3,717,901
                                                   -------------

AIRLINES (0.1%)
Southwest Airlines Co.                    21,604         286,037
                                                   -------------


AUTO COMPONENTS (0.2%)
Goodyear Tire & Rubber Co.
  (The) (a)                                7,081         189,629
Johnson Controls, Inc.                    17,487         616,592
                                                   -------------
                                                         806,221
                                                   -------------

AUTOMOBILES (0.3%)
Ford Motor Co. (a)(b)                     65,518         541,179
General Motors Corp. (b)                  16,656         386,419
Harley-Davidson, Inc.                      7,107         271,843
                                                   -------------
                                                       1,199,441
                                                   -------------

BEVERAGES (2.3%)
Anheuser-Busch Cos., Inc.                 21,221       1,044,073
Brown-Forman Corp. Class B                 2,497         169,846
Coca-Cola Co. (The)                       59,372       3,495,230
Coca-Cola Enterprises, Inc.                8,489         191,002
Constellation Brands, Inc.
  Class A (a)(b)                           5,901         108,342
Molson Coors Brewing Co.
  Class B                                  4,106         225,173
Pepsi Bottling Group, Inc.
  (The)                                    4,136         139,425
PepsiCo, Inc.                             47,575       3,260,315
                                                   -------------
                                                       8,633,406
                                                   -------------

BIOTECHNOLOGY (1.2%)
Amgen, Inc. (a)                           32,334       1,353,825
Biogen Idec, Inc. (a)                      8,837         536,318
Celgene Corp. (a)                         12,968         805,832
Genzyme Corp. (a)                          7,918         557,031
Gilead Sciences, Inc. (a)                 27,601       1,428,628
                                                   -------------
                                                       4,681,634
                                                   -------------

BUILDING PRODUCTS (0.1%)
Masco Corp.                               10,879         198,107
Trane, Inc.                                5,082         236,364
                                                   -------------
                                                         434,471
                                                   -------------

CAPITAL MARKETS (3.0%)
American Capital Strategies,
  Ltd. (b)                                 5,810         184,467
Ameriprise Financial, Inc.                 6,768         321,412
Bank of New York Mellon Corp.
  (The)                                   33,947       1,477,713
Bear Stearns Cos., Inc. (The)              3,444          36,954
Charles Schwab Corp. (The)                27,649         597,218
E*TRADE Financial Corp.
  (a)(b)                                  14,301          56,918
Federated Investors, Inc.
  Class B                                  2,593          86,814
Franklin Resources, Inc.                   4,628         440,354
Goldman Sachs Group, Inc.
  (The)                                   11,731       2,244,961
Janus Capital Group, Inc.                  4,551         127,701
Legg Mason, Inc.                           4,002         241,241
Lehman Brothers Holdings,
  Inc. (b)                                15,639         691,869
Merrill Lynch & Co., Inc.                 28,804       1,435,303
Morgan Stanley                            32,795       1,593,837
Northern Trust Corp.                       5,739         425,317
State Street Corp.                        11,542         832,640
T. Rowe Price Group, Inc.                  7,835         458,818
                                                   -------------
                                                      11,253,537
                                                   -------------

CHEMICALS (1.9%)
Air Products & Chemicals,
  Inc.                                     6,342         624,243
Ashland, Inc.                              1,717          91,035
Dow Chemical Co. (The)                    27,866       1,118,820
E.I. du Pont de Nemours & Co.             26,750       1,308,342
Eastman Chemical Co.                       2,373         174,415
Ecolab, Inc.                               5,147         236,556
Hercules, Inc.                             3,398          63,882
International Flavors &
  Fragrances, Inc.                         2,535         115,621
Monsanto Co.                              16,241       1,851,799
PPG Industries, Inc.                       4,832         296,540
Praxair, Inc.                              9,316         850,644
Rohm & Haas Co.                            3,674         196,375
Sigma-Aldrich Corp.                        3,848         219,413
                                                   -------------
                                                       7,147,685
                                                   -------------



 +  Percentages indicated are based on Fund net assets.
 V Among the Fund's 10 largest holdings, as of April 30, 2008, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                               9


                                          SHARES           VALUE
COMMON STOCKS (CONTINUED)
COMMERCIAL BANKS (2.7%)
BB&T Corp. (b)                            16,185   $     554,984
Comerica, Inc. (b)                         4,426         153,715
Fifth Third Bancorp (b)                   15,716         336,794
First Horizon National Corp.
  (b)                                      3,711          40,079
Huntington Bancshares, Inc.
  (b)                                     11,187         105,046
KeyCorp (b)                               11,886         286,809
M&T Bank Corp.                             2,322         216,480
Marshall & Ilsley Corp. (b)                7,625         190,472
National City Corp. (b)                   18,642         117,445
PNC Financial Services Group,
  Inc.                                    10,163         704,804
Regions Financial Corp. (b)               20,525         449,908
SunTrust Banks, Inc.                      10,371         578,183
U.S. Bancorp                              51,326       1,739,438
Wachovia Corp.                            58,837       1,715,099
Wells Fargo & Co.                         97,944       2,913,834
Zions Bancorp (b)                          3,132         145,168
                                                   -------------
                                                      10,248,258
                                                   -------------

COMMERCIAL SERVICES & SUPPLIES (0.5%)
Allied Waste Industries, Inc.
  (a)                                      9,964         123,155
Avery Dennison Corp.                       3,286         158,352
Cintas Corp. (b)                           3,965         117,404
Equifax, Inc.                              3,885         148,679
Monster Worldwide, Inc. (a)                3,794          92,308
Pitney Bowes, Inc. (b)                     6,226         224,821
R.R. Donnelley & Sons Co.                  6,315         193,492
Robert Half International,
  Inc.                                     4,758         112,765
Waste Management, Inc.                    14,730         531,753
                                                   -------------
                                                       1,702,729
                                                   -------------

COMMUNICATIONS EQUIPMENT (2.4%)
Ciena Corp. (a)                            2,554          86,351
Cisco Systems, Inc. (a)                  177,008       4,538,485
Corning, Inc.                             46,747       1,248,612
JDS Uniphase Corp. (a)                     6,378          91,269
Juniper Networks, Inc. (a)                15,338         423,636
Motorola, Inc.                            67,400         671,304
QUALCOMM, Inc.                            47,883       2,068,067
Tellabs, Inc. (a)                         12,294          63,437
                                                   -------------
                                                       9,191,161
                                                   -------------

COMPUTERS & PERIPHERALS (4.3%)
Apple, Inc. (a)                           26,126       4,544,618
Dell, Inc. (a)                            60,615       1,129,257
EMC Corp. (a)                             62,388         960,775
Hewlett-Packard Co.                       73,213       3,393,423
V  International Business
  Machines Corp.                          41,103       4,961,132
Lexmark International, Inc.
  Class A (a)                              2,818          88,457
NetApp, Inc. (a)                          10,149         245,606
QLogic Corp. (a)                           4,262          68,021
SanDisk Corp. (a)                          6,687         181,151
Sun Microsystems, Inc. (a)                23,547         368,746
Teradata Corp. (a)                         5,444         115,903
                                                   -------------
                                                      16,057,089
                                                   -------------

CONSTRUCTION & ENGINEERING (0.2%)
Fluor Corp.                                2,594         396,545
Jacobs Engineering Group,
  Inc. (a)                                 3,600         310,788
                                                   -------------
                                                         707,333
                                                   -------------

CONSTRUCTION MATERIALS (0.1%)
Vulcan Materials Co. (b)                   3,183         219,054
                                                   -------------


CONSUMER FINANCE (0.7%)
American Express Co.                      34,452       1,654,385
Capital One Financial Corp.
  (b)                                     11,113         588,989
Discover Financial Services               14,098         256,725
SLM Corp. (a)                             13,894         257,456
                                                   -------------
                                                       2,757,555
                                                   -------------

CONTAINERS & PACKAGING (0.1%)
Ball Corp.                                 2,984         160,479
Bemis Co., Inc. (b)                        3,176          83,529
Pactiv Corp. (a)                           3,876          92,210
Sealed Air Corp.                           4,887         123,592
                                                   -------------
                                                         459,810
                                                   -------------

DISTRIBUTORS (0.1%)
Genuine Parts Co.                          4,992         211,960
                                                   -------------


DIVERSIFIED CONSUMER SERVICES (0.1%)
Apollo Group, Inc. Class A
  (a)                                      4,043         205,789
H&R Block, Inc.                            9,605         210,061
                                                   -------------
                                                         415,850
                                                   -------------

DIVERSIFIED FINANCIAL SERVICES (4.2%)
V  Bank of America Corp.                 131,915       4,952,089
CIT Group, Inc. (b)                        5,588          60,853
Citigroup, Inc.                          154,638       3,907,702
CME Group, Inc.                            1,549         708,590
IntercontinentalExchange,
  Inc. (a)                                 2,100         325,815
V  JPMorgan Chase & Co.                  100,838       4,804,931
Leucadia National Corp. (b)                5,100         261,222
Moody's Corp. (b)                          6,062         224,051
NYSE Euronext                              7,900         522,190
                                                   -------------
                                                      15,767,443
                                                   -------------

DIVERSIFIED TELECOMMUNICATION SERVICES (2.9%)
V  AT&T, Inc.                            179,182       6,936,135
CenturyTel, Inc.                           3,177         103,094
Citizens Communications Co.                9,675         103,716
Embarq Corp. (b)                           4,548         189,060



10    MainStay Equity Index Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                          SHARES           VALUE
COMMON STOCKS (CONTINUED)
DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
Qwest Communications
  International, Inc. (b)                 46,297   $     238,892
Verizon Communications, Inc.              85,212       3,278,958
Windstream Corp.                          13,479         158,243
                                                   -------------
                                                      11,008,098
                                                   -------------

ELECTRIC UTILITIES (2.1%)
Allegheny Energy, Inc.                     4,890         263,082
American Electric Power Co.,
  Inc.                                    11,840         528,419
Duke Energy Corp.                         37,531         687,193
Edison International                       9,643         503,075
Entergy Corp.                              5,687         653,209
Exelon Corp.                              19,595       1,674,981
FirstEnergy Corp.                          9,006         681,214
FPL Group, Inc.                           12,114         803,037
Pepco Holdings, Inc.                       5,900         146,969
Pinnacle West Capital Corp.                3,043         103,279
PPL Corp.                                 10,967         526,635
Progress Energy, Inc.                      7,685         322,693
Southern Co. (The)                        22,663         843,743
                                                   -------------
                                                       7,737,529
                                                   -------------

ELECTRICAL EQUIPMENT (0.5%)
Cooper Industries, Ltd. Class
  A                                        5,353         226,914
Emerson Electric Co.                      23,251       1,215,097
Rockwell Automation, Inc.                  4,451         241,378
                                                   -------------
                                                       1,683,389
                                                   -------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.3%)
Agilent Technologies, Inc.
  (a)                                     10,854         327,899
Jabil Circuit, Inc.                        6,348          69,066
Molex, Inc.                                4,318         122,545
Tyco Electronics, Ltd.                    14,424         539,602
                                                   -------------
                                                       1,059,112
                                                   -------------

ENERGY EQUIPMENT & SERVICES (2.8%)
Baker Hughes, Inc.                         9,225         746,118
BJ Services Co.                            8,626         243,857
Cameron International Corp.
  (a)                                      6,400         315,072
ENSCO International, Inc.                  4,228         269,450
Halliburton Co.                           26,146       1,200,363
Nabors Industries, Ltd.
  (a)(b)                                   8,378         314,510
National Oilwell Varco, Inc.
  (a)                                     10,528         720,642
Noble Corp. (b)                            7,932         446,413
Rowan Cos., Inc.                           3,329         129,798
Schlumberger, Ltd.                        35,612       3,580,787
Smith International, Inc.                  5,942         454,622
Transocean, Inc. (a)                       9,398       1,385,829
Weatherford International,
  Ltd. (a)                                10,057         811,298
                                                   -------------
                                                      10,618,759
                                                   -------------

FOOD & STAPLES RETAILING (2.5%)
Costco Wholesale Corp. (b)                12,892         918,555
CVS Caremark Corp.                        42,505       1,715,927
Kroger Co. (The)                          20,051         546,390
Safeway, Inc.                             13,031         411,780
SUPERVALU, Inc.                            6,188         204,823
Sysco Corp.                               17,932         548,181
Walgreen Co.                              29,423       1,025,392
Wal-Mart Stores, Inc.                     70,190       4,069,616
Whole Foods Market, Inc. (b)               4,249         138,687
                                                   -------------
                                                       9,579,351
                                                   -------------

FOOD PRODUCTS (1.5%)
Archer-Daniels-Midland Co.                18,987         836,567
Campbell Soup Co.                          6,596         229,541
ConAgra Foods, Inc.                       14,391         339,052
Dean Foods Co. (a)                         4,482         104,162
General Mills, Inc.                        9,994         603,638
H.J. Heinz Co.                             9,391         441,940
Hershey Co. (The)                          4,909         183,498
Kellogg Co.                                7,774         397,796
Kraft Foods, Inc. Class A                 45,594       1,442,138
McCormick & Co., Inc.                      3,734         141,108
Sara Lee Corp.                            21,342         309,672
Tyson Foods, Inc. Class A                  8,032         142,970
Wm. Wrigley Jr. Co.                        6,396         487,119
                                                   -------------
                                                       5,659,201
                                                   -------------

GAS UTILITIES (0.1%)
Nicor, Inc. (b)                            1,374          48,255
Questar Corp.                              5,159         320,013
                                                   -------------
                                                         368,268
                                                   -------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.8%)
Baxter International, Inc.                18,789       1,170,930
Becton, Dickinson & Co.                    7,285         651,279
Boston Scientific Corp. (a)               39,554         527,255
C.R. Bard, Inc. (b)                        2,937         276,577
Covidien, Ltd.                            14,724         687,464
Hospira, Inc. (a)                          4,739         195,010
Medtronic, Inc.                           33,389       1,625,377
St. Jude Medical, Inc. (a)                10,249         448,701
Stryker Corp.                              7,045         456,727
Varian Medical Systems, Inc.
  (a)(b)                                   3,702         173,550
Zimmer Holdings, Inc. (a)                  6,930         513,929
                                                   -------------
                                                       6,726,799
                                                   -------------

HEALTH CARE PROVIDERS & SERVICES (1.8%)
Aetna, Inc.                               14,712         641,443
AmerisourceBergen Corp.                    4,942         200,398
Cardinal Health, Inc.                     10,596         551,734
CIGNA Corp.                                8,259         352,742
Coventry Health Care, Inc.
  (a)                                      4,560         203,969


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11


                                          SHARES           VALUE
COMMON STOCKS (CONTINUED)
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Express Scripts, Inc. (a)                  7,444   $     521,229
Humana, Inc. (a)                           5,006         239,237
Laboratory Corp. of America
  Holdings (a)                             3,268         247,126
McKesson Corp.                             8,610         448,753
Medco Health Solutions, Inc.
  (a)                                     15,522         768,960
Patterson Cos., Inc. (a)                   3,878         132,628
Quest Diagnostics, Inc.                    4,626         232,133
Tenet Healthcare Corp. (a)                14,264          91,290
UnitedHealth Group, Inc.                  37,187       1,213,412
WellPoint, Inc. (a)                       16,099         800,925
                                                   -------------
                                                       6,645,979
                                                   -------------

HEALTH CARE TECHNOLOGY (0.0%)++
IMS Health, Inc.                           5,413         133,972
                                                   -------------


HOTELS, RESTAURANTS & LEISURE (1.3%)
Carnival Corp.                            12,893         517,912
Darden Restaurants, Inc.                   4,136         147,159
International Game Technology              9,289         322,700
Marriott International, Inc.
  Class A                                  8,892         304,996
McDonald's Corp.                          34,202       2,037,755
Starbucks Corp. (a)                       21,523         349,318
Starwood Hotels & Resorts
  Worldwide, Inc.                          5,583         291,488
Wendy's International, Inc.                2,636          76,444
Wyndham Worldwide Corp.                    5,262         113,028
Yum! Brands, Inc.                         14,085         572,978
                                                   -------------
                                                       4,733,778
                                                   -------------

HOUSEHOLD DURABLES (0.4%)
Black & Decker Corp.                       1,812         118,922
Centex Corp.                               3,561          74,140
D.R. Horton, Inc. (b)                      8,231         127,498
Fortune Brands, Inc.                       4,554         307,941
Harman International
  Industries, Inc.                         1,794          73,321
KB Home (b)                                2,420          54,450
Leggett & Platt, Inc. (b)                  5,055          83,913
Lennar Corp. Class A (b)                   4,183          77,051
Newell Rubbermaid, Inc.                    8,247         169,311
Pulte Homes, Inc.                          6,380          83,195
Snap-on, Inc.                              1,800         106,758
Stanley Works (The)                        2,276         109,794
Whirlpool Corp. (b)                        2,269         165,138
                                                   -------------
                                                       1,551,432
                                                   -------------

HOUSEHOLD PRODUCTS (2.2%)
Clorox Co. (The)                           4,089         216,717
Colgate-Palmolive Co.                     15,133       1,069,903
Kimberly-Clark Corp.                      12,486         798,979
V  Procter & Gamble Co. (The)             91,396       6,128,102
                                                   -------------
                                                       8,213,701
                                                   -------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.2%)
AES Corp. (The) (a)                       19,685         341,732
Constellation Energy Group,
  Inc.                                     5,245         443,989
Dynegy, Inc. Class A (a)                  15,238         131,352
                                                   -------------
                                                         917,073
                                                   -------------

INDUSTRIAL CONGLOMERATES (3.3%)
3M Co.                                    20,984       1,613,670
V  General Electric Co.                  296,533       9,696,629
Textron, Inc.                              7,386         450,620
Tyco International, Ltd.                  14,424         674,899
                                                   -------------
                                                      12,435,818
                                                   -------------

INSURANCE (3.8%)
ACE, Ltd.                                  9,786         589,998
Aflac, Inc.                               14,137         942,514
Allstate Corp. (The)                      16,670         839,501
Ambac Financial Group, Inc.
  (b)                                      8,472          39,225
American International Group,
  Inc.                                    74,818       3,456,592
Aon Corp.                                  9,034         410,053
Assurant, Inc.                             2,813         182,845
Chubb Corp. (The)                         10,949         579,969
Cincinnati Financial Corp.                 4,871         174,869
Genworth Financial, Inc.
  Class A                                 12,944         298,489
Hartford Financial Services
  Group, Inc. (The)                        9,323         664,450
Lincoln National Corp.                     7,819         420,349
Loews Corp.                               12,923         544,188
Marsh & McLennan Cos., Inc.               15,339         423,203
MBIA, Inc. (b)                             5,870          61,048
MetLife, Inc.                             21,069       1,282,049
Principal Financial Group,
  Inc. (b)                                 7,695         412,914
Progressive Corp. (The)                   20,107         365,746
Prudential Financial, Inc.                13,248       1,003,006
SAFECO Corp.                               2,756         183,935
Torchmark Corp.                            2,745         177,711
Travelers Cos., Inc. (The)                18,460         930,384
Unum Group                                10,345         240,107
XL Capital, Ltd. Class A                   5,256         183,382
                                                   -------------
                                                      14,406,527
                                                   -------------

INTERNET & CATALOG RETAIL (0.3%)
Amazon.com, Inc. (a)(b)                    9,121         717,184
Expedia, Inc. (a)                          6,300         159,138
IAC/InterActiveCorp. (a)                   5,478         113,997
                                                   -------------
                                                         990,319
                                                   -------------




12    MainStay Equity Index Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                          SHARES           VALUE
COMMON STOCKS (CONTINUED)
INTERNET SOFTWARE & SERVICES (1.7%)
Akamai Technologies, Inc.
  (a)(b)                                   4,856   $     173,699
eBay, Inc. (a)                            33,118       1,036,262
Google, Inc. Class A (a)                   6,921       3,974,661
VeriSign, Inc. (a)                         6,362         229,350
Yahoo!, Inc. (a)                          39,708       1,088,396
                                                   -------------
                                                       6,502,368
                                                   -------------

IT SERVICES (0.8%)
Affiliated Computer Services,
  Inc. Class A (a)                         2,806         148,634
Automatic Data Processing,
  Inc.                                    15,566         688,017
Cognizant Technology
  Solutions Corp. Class A (a)              8,576         276,576
Computer Sciences Corp. (a)                4,806         209,494
Convergys Corp. (a)                        3,774          59,327
Electronic Data Systems Corp.             15,103         280,312
Fidelity National Information
  Services, Inc.                           5,032         181,454
Fiserv, Inc. (a)                           4,860         245,673
Paychex, Inc.                              9,649         350,934
Total System Services, Inc.                5,786         137,707
Unisys Corp. (a)                          10,439          43,426
Western Union Co. (The) (b)               22,132         509,036
                                                   -------------
                                                       3,130,590
                                                   -------------

LEISURE EQUIPMENT & PRODUCTS (0.2%)
Brunswick Corp.                            2,783          46,420
Eastman Kodak Co. (b)                      8,657         154,874
Hasbro, Inc.                               4,302         152,979
Mattel, Inc.                              10,769         201,919
                                                   -------------
                                                         556,192
                                                   -------------

LIFE SCIENCES TOOLS & SERVICES (0.3%)
Applera Corp.-Applied
  Biosystems Group                         4,919         156,965
Millipore Corp. (a)                        1,652         115,805
PerkinElmer, Inc.                          3,502          93,013
Thermo Fisher Scientific,
  Inc. (a)                                12,464         721,292
Waters Corp. (a)                           2,951         181,368
                                                   -------------
                                                       1,268,443
                                                   -------------

MACHINERY (1.9%)
Caterpillar, Inc.                         18,478       1,512,979
Cummins, Inc.                              5,994         375,524
Danaher Corp.                              7,551         589,129
Deere & Co.                               12,980       1,091,229
Dover Corp.                                5,833         288,558
Eaton Corp.                                4,379         384,651
Illinois Tool Works, Inc.                 11,859         620,107
Ingersoll-Rand Co., Ltd.
  Class A (b)                              8,052         357,348
ITT Corp.                                  5,433         347,712
Manitowoc Co., Inc. (The)                  3,900         147,498
PACCAR, Inc.                              10,846         513,233
Pall Corp.                                 3,589         124,790
Parker Hannifin Corp.                      4,965         396,455
Terex Corp. (a)                            3,003         209,249
                                                   -------------
                                                       6,958,462
                                                   -------------

MEDIA (2.7%)
CBS Corp. Class B                         20,181         465,576
Clear Channel Communications,
  Inc.                                    14,708         443,446
Comcast Corp. Class A                     89,419       1,837,560
DIRECTV Group, Inc. (The) (a)             21,189         522,097
E.W. Scripps Co. (The) Class
  A (b)                                    2,593         116,452
Gannett Co., Inc. (b)                      6,894         197,306
Interpublic Group of Cos.,
  Inc. (The) (a)                          14,372         130,067
McGraw-Hill Cos., Inc. (The)               9,536         390,881
Meredith Corp.                             1,136          36,818
New York Times Co. (The)
  Class A (b)                              4,381          85,429
News Corp. Class A                        68,195       1,220,690
Omnicom Group, Inc.                        9,484         452,766
Time Warner, Inc.                        106,179       1,576,758
Viacom, Inc. Class B (a)                  19,041         731,936
Walt Disney Co. (The)                     55,960       1,814,783
Washington Post Co. Class B                  189         123,908
                                                   -------------
                                                      10,146,473
                                                   -------------

METALS & MINING (1.1%)
Alcoa, Inc.                               24,148         839,867
Allegheny Technologies, Inc.               3,034         208,830
Freeport-McMoRan Copper &
  Gold, Inc. Class B                      11,395       1,296,181
Newmont Mining Corp.                      13,337         589,629
Nucor Corp.                                8,599         649,224
Titanium Metals Corp. (b)                  2,700          41,148
United States Steel Corp.                  3,472         534,514
                                                   -------------
                                                       4,159,393
                                                   -------------

MULTILINE RETAIL (0.8%)
Big Lots, Inc. (a)(b)                      2,641          71,386
Dillard's, Inc. Class A (b)                1,822          37,169
Family Dollar Stores, Inc.                 4,170          89,238
J.C. Penney Co., Inc.                      6,528         277,440
Kohl's Corp. (a)                           9,297         454,158
Macy's, Inc.                              12,806         323,864
Nordstrom, Inc. (b)                        5,305         187,054
Sears Holdings Corp. (a)(b)                2,171         214,082
Target Corp.                              24,282       1,290,103
                                                   -------------
                                                       2,944,494
                                                   -------------

MULTI-UTILITIES (1.0%)
Ameren Corp.                               6,102         276,787
CenterPoint Energy, Inc.                   9,783         148,897
CMS Energy Corp. (b)                       6,704          97,744
Consolidated Edison, Inc.                  7,982         332,051
Dominion Resources, Inc.                  17,040         739,366


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13


                                          SHARES           VALUE
COMMON STOCKS (CONTINUED)
MULTI-UTILITIES (CONTINUED)
DTE Energy Co.                             4,836   $     194,939
Integrys Energy Group, Inc.                2,308         110,530
NiSource, Inc. (b)                         8,284         148,284
PG&E Corp.                                10,442         417,680
Public Service Enterprise
  Group, Inc.                             15,028         659,879
Sempra Energy                              7,722         437,606
TECO Energy, Inc. (b)                      6,356         101,760
Xcel Energy, Inc.                         12,709         264,347
                                                   -------------
                                                       3,929,870
                                                   -------------

OFFICE ELECTRONICS (0.1%)
Xerox Corp.                               27,252         380,710
                                                   -------------


OIL, GAS & CONSUMABLE FUELS (10.5%)
Anadarko Petroleum Corp.                  13,875         923,520
Apache Corp.                               9,903       1,333,736
Chesapeake Energy Corp.                   13,595         702,861
V  Chevron Corp.                          61,702       5,932,647
ConocoPhillips                            46,377       3,995,379
CONSOL Energy, Inc.                        5,385         435,970
Devon Energy Corp.                        13,189       1,495,633
El Paso Corp.                             20,615         353,341
EOG Resources, Inc.                        7,311         953,939
V  ExxonMobil Corp.                      158,894      14,788,265
Hess Corp.                                 8,240         875,088
Marathon Oil Corp.                        20,965         955,375
Murphy Oil Corp.                           5,597         505,633
Noble Energy, Inc.                         5,100         443,700
Occidental Petroleum Corp.                24,383       2,028,909
Peabody Energy Corp.                       8,039         491,424
Range Resources Corp.                      4,500         298,710
Spectra Energy Corp.                      18,658         460,853
Sunoco, Inc.                               3,518         163,270
Tesoro Corp.                               4,000         100,560
Valero Energy Corp.                       15,850         774,272
Williams Cos., Inc. (b)                   17,490         620,895
XTO Energy, Inc.                          15,166         938,169
                                                   -------------
                                                      39,572,149
                                                   -------------

PAPER & FOREST PRODUCTS (0.2%)
International Paper Co.                   12,623         330,344
MeadWestvaco Corp.                         5,119         134,630
Weyerhaeuser Co.                           6,271         400,591
                                                   -------------
                                                         865,565
                                                   -------------

PERSONAL PRODUCTS (0.2%)
Avon Products, Inc.                       12,643         493,330
Estee Lauder Cos., Inc. (The)
  Class A (b)                              3,383         154,299
                                                   -------------
                                                         647,629
                                                   -------------

PHARMACEUTICALS (5.6%)
Abbott Laboratories                       45,930       2,422,807
Allergan, Inc.                             9,037         509,416
Barr Pharmaceuticals, Inc.
  (a)(b)                                   3,198         160,636
Bristol-Myers Squibb Co.                  58,815       1,292,166
Eli Lilly & Co.                           29,352       1,413,005
Forest Laboratories, Inc. (a)              9,146         317,458
V  Johnson & Johnson                      84,059       5,639,518
King Pharmaceuticals, Inc.
  (a)                                      7,389          69,383
Merck & Co., Inc.                         64,165       2,440,837
Mylan, Inc. (b)                            9,271         122,099
Pfizer, Inc.                             200,800       4,038,088
Schering-Plough Corp.                     48,105         885,613
Watson Pharmaceuticals, Inc.
  (a)                                      3,132          97,217
Wyeth                                     39,713       1,766,037
                                                   -------------
                                                      21,174,280
                                                   -------------

REAL ESTATE INVESTMENT TRUSTS (1.2%)
Apartment Investment &
  Management Co. Class A (b)               2,812         103,988
AvalonBay Communities, Inc.                2,284         227,829
Boston Properties, Inc.                    3,585         360,257
Developers Diversified Realty
  Corp.                                    3,612         155,135
Equity Residential (b)                     8,005         332,368
General Growth Properties,
  Inc. (b)                                 7,943         325,345
HCP, Inc.                                  6,900         246,330
Host Hotels & Resorts, Inc.               15,360         264,192
Kimco Realty Corp. (b)                     7,417         296,012
Plum Creek Timber Co., Inc.
  (b)                                      5,108         208,611
ProLogis (b)                               7,656         479,342
Public Storage                             3,668         332,688
Simon Property Group, Inc.                 6,613         660,374
Vornado Realty Trust                       3,964         369,009
                                                   -------------
                                                       4,361,480
                                                   -------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.0%)++
CB Richard Ellis Group, Inc.
  Class A (a)                              5,150         119,068
Forestar Real Estate Group,
  Inc. (a)                                     1              25
                                                   -------------
                                                         119,093
                                                   -------------

ROAD & RAIL (1.0%)
Burlington Northern Santa Fe
  Corp.                                    8,829         905,414
CSX Corp.                                 12,000         755,400
Norfolk Southern Corp.                    11,170         665,509
Ryder System, Inc.                         1,724         118,042
Union Pacific Corp.                        7,758       1,126,384
                                                   -------------
                                                       3,570,749
                                                   -------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.4%)
Advanced Micro Devices, Inc.
  (a)(b)                                  18,408         109,712
Altera Corp.                               9,126         194,201
Analog Devices, Inc.                       8,719         280,839
Applied Materials, Inc.                   40,161         749,404



14    MainStay Equity Index Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                          SHARES           VALUE
COMMON STOCKS (CONTINUED)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONTINUED)
Broadcom Corp. Class A (a)                13,907   $     361,026
Intel Corp.                              171,876       3,825,960
KLA-Tencor Corp.                           5,326         232,640
Linear Technology Corp. (b)                6,586         230,247
LSI Corp. (a)                             19,637         121,749
MEMC Electronic Materials,
  Inc. (a)                                 6,823         429,644
Microchip Technology, Inc.                 5,600         205,800
Micron Technology, Inc.
  (a)(b)                                  22,911         176,873
National Semiconductor Corp.               6,933         141,364
Novellus Systems, Inc. (a)                 3,031          66,258
NVIDIA Corp. (a)                          16,374         336,486
Teradyne, Inc. (a)                         5,347          71,062
Texas Instruments, Inc.                   39,402       1,148,962
Xilinx, Inc. (b)                           8,685         215,127
                                                   -------------
                                                       8,897,354
                                                   -------------

SOFTWARE (3.2%)
Adobe Systems, Inc. (a)                   16,897         630,089
Autodesk, Inc. (a)                         6,765         257,070
BMC Software, Inc. (a)                     5,751         199,905
CA, Inc.                                  11,589         256,580
Citrix Systems, Inc. (a)                   5,606         183,596
Compuware Corp. (a)                        8,442          63,653
Electronic Arts, Inc. (a)                  9,327         480,061
Intuit, Inc. (a)                           9,768         263,443
V  Microsoft Corp.                       237,682       6,778,691
Novell, Inc. (a)                          10,268          64,483
Oracle Corp. (a)                         117,466       2,449,166
Symantec Corp. (a)                        25,147         433,031
                                                   -------------
                                                      12,059,768
                                                   -------------

SPECIALTY RETAIL (1.5%)
Abercrombie & Fitch Co. Class
  A                                        2,556         189,936
AutoNation, Inc. (a)(b)                    4,250          68,042
AutoZone, Inc. (a)                         1,285         155,164
Bed Bath & Beyond, Inc.
  (a)(b)                                   7,830         254,475
Best Buy Co., Inc. (b)                    10,506         451,968
GameStop Corp. Class A (a)                 4,700         258,688
Gap, Inc. (The)                           13,688         254,871
Home Depot, Inc. (The)                    50,127       1,443,658
Limited Brands, Inc.                       9,123         168,958
Lowe's Cos., Inc.                         43,383       1,092,818
Office Depot, Inc. (a)                     8,016         101,643
OfficeMax, Inc.                            2,214          40,450
RadioShack Corp.                           4,033          56,059
Sherwin-Williams Co. (The)                 3,061         169,334
Staples, Inc.                             20,868         452,836
Tiffany & Co.                              3,728         162,317
TJX Cos., Inc.                            12,868         414,607
                                                   -------------
                                                       5,735,824
                                                   -------------

TEXTILES, APPAREL & LUXURY GOODS (0.4%)
Coach, Inc. (a)                           10,484         372,916
Jones Apparel Group, Inc.                  2,528          40,018
Liz Claiborne, Inc.                        3,080          54,485
NIKE, Inc. Class B                        11,401         761,587
Polo Ralph Lauren Corp. (b)                1,761         109,217
VF Corp.                                   2,573         191,380
                                                   -------------
                                                       1,529,603
                                                   -------------

THRIFTS & MORTGAGE FINANCE (0.6%)
Countrywide Financial Corp.
  (b)                                     17,040          98,491
Fannie Mae                                29,068         822,624
Freddie Mac                               19,221         478,795
Guaranty Financial Group,
  Inc. (a)                                     1               8
Hudson City Bancorp, Inc.                 15,307         292,823
MGIC Investment Corp. (b)                  3,508          45,709
Sovereign Bancorp, Inc.                   10,840          80,975
Washington Mutual, Inc. (b)               26,180         321,752
                                                   -------------
                                                       2,141,177
                                                   -------------

TOBACCO (1.3%)
Altria Group, Inc.                        62,624       1,252,480
Philip Morris International,
  Inc. (a)                                62,624       3,195,703
Reynolds American, Inc.                    5,112         275,281
UST, Inc.                                  4,468         232,649
                                                   -------------
                                                       4,956,113
                                                   -------------

TRADING COMPANIES & DISTRIBUTORS (0.0%)++
W.W. Grainger, Inc.                        1,997         173,160
                                                   -------------


WIRELESS TELECOMMUNICATION SERVICES (0.3%)
American Tower Corp. Class A
  (a)                                     11,900         516,698
Sprint Nextel Corp.                       83,819         669,714
                                                   -------------
                                                       1,186,412
                                                   -------------
Total Common Stocks
  (Cost $184,213,040)                                357,852,402
                                                   -------------


SHORT-TERM INVESTMENTS (9.5%)
----------------------------------------------------------------

INVESTMENT COMPANY (4.4%)
State Street Navigator
  Securities Lending
  Prime Portfolio (c)                 16,697,751      16,697,751
                                                   -------------
Total Investment Company
  (Cost $16,697,751)                                  16,697,751
                                                   -------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

                                       PRINCIPAL
                                          AMOUNT           VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
U.S. GOVERNMENT (5.1%)
United States Treasury Bills
  1.32%, due 7/17/08 (d)             $16,900,000   $  16,852,460
  1.348%, due 7/31/08 (d)(e)           2,200,000       2,192,549
                                                   -------------
Total U.S. Government
  (Cost $19,051,669)                                  19,045,009
                                                   -------------
Total Short-Term Investments
  (Cost $35,749,420)                                  35,742,760
                                                   -------------
Total Investments
  (Cost $219,962,460) (g)                  104.6%    393,595,162

Liabilities in Excess of
  Cash and Other Assets                     (4.6)    (17,212,802)
                                           -----    ------------
Net Assets                                 100.0%  $ 376,382,360
                                           =====    ============





                            CONTRACTS         UNREALIZED
                                 LONG   APPRECIATION (f)
FUTURES CONTRACTS (0.1%)
--------------------------------------------------------

Standard & Poor's 500
  Index
  Mini June 2008                  272           $427,915
                                                --------
Total Futures Contracts
  (Settlement Value
  $18,849,600)                                  $427,915
                                                ========





++   Less than one-tenth of a percent.
+++  All of the Fund's liquid assets are
     "earmarked" to cover potential senior
     securities transactions which may
     include, but are not limited to, swaps,
     forwards, TBAs, options and futures.
     These securities are marked-to-market
     daily and reviewed against the value of
     the Fund's potential senior securities
     holdings to ensure proper coverage for
     these transactions.
(a)  Non-income producing security.
(b)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities
     is $16,039,387; cash collateral of
     $16,697,751 (included in liabilities) was
     received with which the Fund purchased
     highly liquid short-term investments.
(c)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(d)  Interest rate presented is yield to
     maturity.
(e)  Represents a security, which is
     segregated as collateral for futures
     contracts.
(f)  Represents the difference between the
     value of the contracts at the time they
     were opened and the value at April 30,
     2008.
(g)  At April 30, 2008, cost is $226,287,687
     for federal income tax purposes and net
     unrealized appreciation is as follows:



     Gross unrealized appreciation   $186,112,541
     Gross unrealized depreciation    (18,805,066)
                                     ------------
     Net unrealized appreciation     $167,307,475
                                     ============






16    MainStay Equity Index Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2008 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $219,962,460)
  including $16,039,387 market
  value of securities loaned         $393,595,162
Cash                                       57,851
Receivables:
  Dividends and interest                  346,179
Other assets                               12,355
                                     ------------
     Total assets                     394,011,547
                                     ------------
LIABILITIES:
Securities lending collateral          16,697,751
Payables:
  Fund shares redeemed                    532,655
  Transfer agent (See Note 3)             114,527
  NYLIFE Distributors (See Note 3)         76,849
  Variation margin on futures
     contracts                             70,793
  Shareholder communication                54,252
  Professional fees                        46,888
  Manager (See Note 3)                     23,074
  Custodian                                 8,100
  Trustees                                  2,785
Accrued expenses                            1,513
                                     ------------
     Total liabilities                 17,629,187
                                     ------------
Net assets                           $376,382,360
                                     ============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.01
  per share) unlimited number of
  shares authorized                  $     77,928
Additional paid-in capital            243,288,077
                                     ------------
                                      243,366,005
Accumulated undistributed net
  investment income                     3,221,246
Accumulated net realized loss on
  investments and futures
  transactions                        (44,265,508)
Net unrealized appreciation on
  investments and futures contracts   174,060,617
                                     ------------
Net assets applicable to
  outstanding shares                 $376,382,360
                                     ============
Shares of beneficial interest
  outstanding (a)                       7,792,845
                                     ============
Net asset value per share
  outstanding (a)                    $      48.30
Maximum sales charge (3.00% of
  offering price) (a)                        1.49
                                     ------------
Maximum offering price per share
  outstanding (a)                    $      49.79
                                     ============




(a) Adjusted to reflect the effects of the reverse stock split on December 12, 2007. (See Note 2 (C).)


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends                           $  3,963,262
  Interest                                 389,220
  Income from securities
     loaned--net                            52,625
                                      ------------
     Total income                        4,405,107
                                      ------------
EXPENSES:
  Distribution/Service (See Note 3)        493,268
  Manager (See Note 3)                     493,268
  Transfer agent (See Note 3)              343,441
  Shareholder communication                 63,711
  Professional fees                         43,606
  Recordkeeping                             32,991
  Custodian                                 17,762
  Registration                              10,514
  Trustees                                   7,109
  Miscellaneous                             11,992
                                      ------------
     Total expenses before waiver        1,517,662
  Expense waiver from Manager (See
     Note 3)                              (333,819)
                                      ------------
     Net expenses                        1,183,843
                                      ------------
Net investment income                    3,221,264
                                      ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain (loss) on:
  Security transactions                  8,523,278
  Futures transactions                  (3,418,836)
                                      ------------
Net realized gain on investments
  and futures transactions               5,104,442
                                      ------------
Net change in unrealized
  appreciation on:
  Security transactions                (52,753,997)
  Futures contracts                       (866,065)
                                      ------------
Net change in unrealized
  appreciation on investments and
  futures contracts                    (53,620,062)
                                      ------------
Net realized and unrealized loss on
  investments and futures
  transactions                         (48,515,620)
                                      ------------
Net decrease in net assets
  resulting from operations           $(45,294,356)
                                      ============






18    MainStay Equity Index Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2007



                                       2008           2007
DECREASE IN NET ASSETS:
Operations:
 Net investment income         $  3,221,264   $  7,195,610
 Net realized gain on
  investments and
  futures transactions            5,104,442     44,708,928
 Net change in unrealized
  appreciation on investments
  and futures contracts         (53,620,062)     9,998,849
                               ---------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    (45,294,356)    61,903,387
                               ---------------------------

Dividends to shareholders:
 From net investment income      (5,990,321)    (7,520,264)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                            130,099        211,552
 Net asset value of shares
  issued
  to shareholders in
  reinvestment
  of dividends                    5,766,088      7,246,847
 Cost of shares redeemed        (36,551,783)   (98,489,517)
                               ---------------------------
  Decrease in net assets
    derived from capital
    share transactions          (30,655,596)   (91,031,118)
                               ---------------------------
  Net decrease in net assets    (81,940,273)   (36,647,995)

NET ASSETS:
Beginning of period             458,322,633    494,970,628
                               ---------------------------
End of period                  $376,382,360   $458,322,633
                               ===========================
Accumulated undistributed net
  investment income at end of
  period                       $  3,221,246   $  5,990,303
                               ===========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                                                January 1,
                         Six months                                                               2003*
                            ended                                                                through      Year ended
                          April 30,                   Year ended October 31,                   October 31,   December 31,

                          ---------------------
                           2008**        2007          2006           2005           2004          2003          2002

Net asset value at
  beginning of period     $  54.35     $  48.46 (c)  $  42.34 (c)   $  39.60 (c)   $  36.66 (c)  $  30.50(c)   $  41.48 (c)
                          --------     --------      --------       --------       --------      --------      --------
Net investment income         0.41         0.77 (c)(g)   0.74 (c)       0.62 (c)(d)    0.28 (c)      0.19(c)       0.23 (c)
Net realized and
  unrealized gain
  (loss) on investments      (5.75)        5.87 (c)      5.91 (c)(f)    2.55 (c)       2.79 (c)      5.97(c)      (9.66)(c)
                          --------     --------      --------       --------       --------      --------      --------
Total from investment
  operations                 (5.34)        6.64 (c)      6.65 (c)       3.17 (c)       3.07 (c)      6.16(c)      (9.43)(c)
                          --------     --------      --------       --------       --------      --------      --------
Less dividends and
  distributions:
  From net investment
     income                  (0.71)       (0.75)(c)     (0.53)(c)      (0.43)(c)      (0.13)(c)        --         (0.31)(c)
  From net realized
     gain on
     investments                --           --            --             --             --            --         (1.24)(c)
                          --------     --------      --------       --------       --------      --------      --------
Total dividends and
  distributions              (0.71)       (0.75)(c)     (0.53)(c)      (0.43)(c)      (0.13)(c)        --         (1.55)(c)
                          --------     --------      --------       --------       --------      --------      --------
Net asset value at end
  of period               $  48.30     $  54.35 (c)  $  48.46 (c)   $  42.34 (c)   $  39.60 (c)  $  36.66(c)   $  30.50 (c)
                          ========     ========      ========       ========       ========      ========      ========
Total investment return
  (a)                        (9.89%)(b)   13.83%        15.85%(e)(f)    7.97%          8.42%        20.23%(b)    (22.70%)
Ratios (to average net assets)/Supplemental Data:
  Net investment income       1.63% +      1.51%         1.45%          1.40%(d)       0.73%         0.72% +       0.59%
  Net expenses                0.60% +      0.60%         0.64%          0.74%          0.96%         1.04% +       1.02%
  Expenses (before
     waiver/reimburse-
     ment)                    0.77% +      0.74%         0.79%(e)       1.03%          1.02%         1.04% +       1.02%
Portfolio turnover rate          2%           5%            5%             6%             3%            2%            4%
Net assets at end of
  period (in 000's)       $376,382     $458,323      $494,971       $550,307       $607,542      $646,450      $589,034




*    The Fund changed its fiscal year end from December 31 to October 31.
**   Unaudited.
+    Annualized.
(a)  Total return is calculated exclusive of sales charges and assumes the reinvestments of dividends and distributions.
(b)  Total return is not annualized.
(c)  Adjusted to reflect the cumulative effects of the reverse stock split in each period, as well as the reverse stock split on December 12, 2007. (See Note
     2(c).)
(d)  Net investment income and the ratio of net investment income includes $0.12 per share and 0.29%, respectively as a result of a special one time dividend from Microsoft Corp.
(e)  Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one-hundredth of a percent.
(f)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was $0.04 per share on net realized gains on investments and the effect on total investment return was 0.12%, respectively.
(g)  Per share data based on average shares outstanding during the period.





20    MainStay Equity Index Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and comprises twenty-one funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Equity Index Fund (the "Fund"). The Board of Trustees of the Trust approved the closure of the Fund to new investors and new share purchases effective January 1, 2002. Existing shareholders are permitted to reinvest dividends only and NYLIFE LLC will continue to honor the unconditional guarantee associated with the Fund. (See Note 9.)

The Fund's investment objective is to seek to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of publicly traded common stocks represented by the S&P 500(R) Index. When formed, the Fund was sub-classified as a "non-diversified" fund, which meant that it could invest a greater percentage of its assets than other funds in a particular issuer. However, due to the Fund's principal investment strategy and investment process, it has historically operated as a "diversified" fund. Therefore, the Fund will not operate as a "non-diversified" fund without first obtaining shareholder approval.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor (if applicable), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2008 the Fund did not hold securities that were valued in such a manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Fund's 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors including, but not limited to, ongoing analyses of tax laws and regulations, and interpretations, thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting

                                                   mainstayinvestments.com    21
principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

The Fund declared a dividend of $0.7133 per share which was paid on December 12, 2007, and also underwent a reverse share split on that day. The reverse share split rate was 0.98617 per share outstanding calculated on fund shares outstanding immediately after reinvestment of dividends.

Certain amounts in the Financial Highlights and Notes to Financial Statements (See Note 9) have been adjusted to reflect the cumulative effects of this reverse stock split and those that occurred in each of the periods presented.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund invests in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill its investment objective.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

(H) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(I) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.



22    MainStay Equity Index Fund

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by NYLIM directly, without a subadvisor.

The Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.25% on assets up to $1.0 billion, 0.225% on assets from $1.0 billion to $3.0 billion and 0.20% on assets in excess of $3.0 billion. The Manager has also contractually agreed to waive its management fee to 0.19% on assets up to $1.0 billion, to 0.165% on assets from $1.0 billion to $3.0 billion and to 0.14% on assets in excess of $3.0 billion.

In addition, NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the total ordinary operating expenses (total ordinary operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which the Fund invests) do not exceed 0.60% of the average daily net assets of the Fund. These expense limitations may be modified or terminated only with the approval of the Board of Trustees. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the six months ended April 30, 2008, NYLIM earned fees from the Fund in the amount of $493,268 and waived expenses in the amount of $333,819 of which $215,435 is recoupable.

As of April 30, 2008, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

                 OCTOBER 31,
  2008*       2009        2010        2011         TOTAL
$209,184    $420,903    $403,088    $215,435    $1,248,610
----------------------------------------------------------



* The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

State Street Bank and Trust Company ("SSBT"), 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, SSBT is compensated by NYLIM.

(B) DISTRIBUTION FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund has adopted a distribution plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Plan, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the Fund's average daily net assets, which is an expense of the Fund, for distribution or service activities as designated by the Distributor.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares was $125 and $30, respectively, for the six months ended April 30, 2008.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the six months ended April 30, 2008, amounted to $343,441.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(F) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the six months ended April 30, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $6,842.


                                                   mainstayinvestments.com    23

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $32,991 for the six months ended April 30, 2008.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2007, for federal income tax purposes, capital loss carryforwards of $41,750,743 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

   CAPITAL LOSS      AMOUNTS
AVAILABLE THROUGH    (000'S)
       2010          $ 9,259
       2011           29,198
       2012            3,294


                     $41,751
----------------------------


The tax character of distributions paid during the year ended October 31, 2007 shown in the Statement of Changes in Net Assets, was as follows:

                                            2007
Distributions paid from:
  Ordinary Income                     $7,520,264
------------------------------------------------



NOTE 5--CUSTODIAN:

SSBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds pay a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which serves as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six months ended April 30, 2008.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2008, purchases and sales of securities, other than short-term securities, were $6,116 and $23,963, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS:

                                 SHARES           AMOUNT
Six months ended April 30,
  2008:
Shares sold                       3,106     $    130,099
Shares issued to
  shareholders in
  reinvestment of dividends     113,349        5,766,088
Shares redeemed                (757,184)     (36,551,783)
                             ---------------------------
Net decrease                   (640,729)    $(30,655,596)
                             ===========================
Year ended October 31,
  2007:
Shares sold                       7,274 (a) $    211,552
Shares issued to
  shareholders in
  reinvestment of dividends     149,756 (a)    7,246,847
Shares redeemed              (1,936,433)(a)  (98,489,517)
                             ---------------------------
Net decrease                 (1,779,403)    $(91,031,118)
                             ===========================



(a) Adjusted to reflect cumulative effects of the reverse stock split in the period, as well as the reverse stock split on December 12, 2007. (See Note 2(C).)

NOTE 9--GUARANTEE:

NYLIFE LLC ("NYLIFE"), a wholly-owned subsidiary of New York Life, will guarantee unconditionally and irrevocably pursuant to a Guaranty Agreement between NYLIFE and the Fund (the "Guarantee") that if, on the business day immediately after ten years from the date of purchase (the "Guarantee Date"), the net asset value ("NAV") of a Fund share plus the value of all dividends and distributions paid, including cumulative reinvested dividends and distributions attributable to such share paid during that ten-year period ("Guaranteed Share"), is less than the price initially paid for the Fund share ("Guaranteed Amount"), NYLIFE will pay shareholders an amount equal to the difference between the Guaranteed Amount for each such Guaranteed share outstanding and held by shareholders as of share and the net asset value of each such of the close of business on the Guarantee Date. For the services that NYLIM and its affiliates provide to the Fund, they receive the fees described in the prospectus. (See
Note 3.) Neither NYLIM nor its affiliates receive a separate fee for providing the Guarantee, although the Guarantee has been considered in connection with the annual renewal of the management fee.



24    MainStay Equity Index Fund

NOTE 10--OTHER MATTERS:

In 2004 the Securities and Exchange Commission ("SEC") raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to that fund's shareholders. Discussions are in progress with the SEC staff concerning a resolution of this matter.

NOTE 11--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2008, the Fund does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.


                                                   mainstayinvestments.com    25

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or (ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).




26    MainStay Equity Index Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY LARGE CAP OPPORTUNITY FUND(2)
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP OPPORTUNITY FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND(2)
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

-------------------------------------------------------
 Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.


mainstayinvestments.com                                                 The MainStay Funds
(C) 2008 by NYLIFE Distributors LLC. All
  rights reserved.                                              SEC File Number: 811-04550


NYLIM-AO             (RECYCLE LOGO)            MS156-08             MSEI10-06/08
                                                                          06

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 INTERNATIONAL EQUITY FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2008

MESSAGE FROM

THE PRESIDENT
Stock and bond investors alike faced a series of challenges during the six months ended April 30, 2008. Lower real estate prices, slowing construction activity and weak consumer spending all took a toll on the U.S. economy. Growth in real gross national product declined dramatically in the fourth quarter of 2007 and, according to preliminary estimates, recovered only slightly in the first quarter of 2008.

Many financial institutions faced substantial write-downs on subprime mortgages and other lower-quality loans. As banks began to tighten their lending requirements, homeowners and businesses found it more difficult to raise needed capital. Recognizing the need for additional liquidity, the Federal Open Market Committee lowered the federal funds target rate and announced various programs to provide additional liquidity for financial institutions.

As the subprime mortgage crisis escalated, bond investors moved away from higher-risk debt securities toward the relative safety of U.S. Treasury issues. Caution also gripped the equity market as many investors shifted assets into sectors that tend to remain stable in periods of economic weakness.

Bonds generally fared much better than stocks during the six months ended April 30, 2008. All major U.S. stock market indexes declined over the same period, but small-capitalization stocks suffered the most. Among mid-cap and large-cap stocks, growth-oriented issues outperformed value-oriented ones. The market, which steadily declined until early March, closed the period with a modest upturn.

What is the best way to weather difficult markets? At MainStay, we believe that the consistent application of time-tested investment principles makes sense for investors with a long-term time horizon. All of our portfolio managers are aware of the forces that affected the markets during the six-month reporting period. Some may have significantly altered Fund positions to accommodate shifting market dynamics. Others may have simply stayed the course, with only minor portfolio adjustments. By paying close attention to the investment objectives and strategies of the respective Funds they manage, our portfolio managers seek to optimize performance over the long term.

The report that follows provides further details about the market forces and management decisions that affected your investment in MainStay Funds from November 1, 2007, through April 30, 2008. We hope that as you review these short-term results, you will maintain the long-term perspective that sound investing calls for in a shifting economic and market environment.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 INTERNATIONAL EQUITY FUND



                 The MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2008

TABLE OF CONTENTS



SEMIANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                   10
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   12
---------------------------------------------

FINANCIAL STATEMENTS                       15
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              21
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        30
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       30

INVESTMENT AND PERFORMANCE COMPARISON*


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.

A REDEMPTION FEE OF 2% WILL BE APPLIED TO SHARES THAT ARE REDEEMED WITHIN 60 DAYS OF PURCHASE. PERFORMANCE DATA SHOWN DOES NOT REFLECT THE DEDUCTION OF THIS FEE, WHICH WOULD LOWER PERFORMANCE.


INVESTOR CLASS SHARES(1)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE       TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS*    YEARS*
---------------------------------------------------------------
With sales charges         -13.54%   -11.94%    14.50%    5.70%
Excluding sales charges     -8.51     -6.81     15.81     6.30%




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE       TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS*    YEARS*
---------------------------------------------------------------
With sales charges         -13.60%   -12.00%    14.49%    5.70%
Excluding sales charges     -8.57     -6.87     15.79     6.30




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE       TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS*    YEARS*
---------------------------------------------------------------
With sales charges         -13.08%   -11.83%    14.67%    5.51%
Excluding sales charges     -8.99     -7.69     14.90     5.51




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)


* Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00%, if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors and individual investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC, and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC, and have an annual 12b-1 fee of 0.25%. Class R1 and R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements. Class R3 shares are sold with

THE DISCLOSURE AND FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES(2)--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE       TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS*    YEARS*
--------------------------------------------------------------
With sales charges          -9.75%   -8.40%    14.90%    5.51%
Excluding sales charges     -8.93    -7.57     14.90     5.51




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS I SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX      ONE      FIVE       TEN
TOTAL RETURNS     MONTHS     YEAR    YEARS*    YEARS*
-----------------------------------------------------
                   -8.36%   -6.41%    16.40%    6.65%




                                                            (PERFORMANCE GRAPH)



CLASS R1 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX      ONE      FIVE       TEN
TOTAL RETURNS     MONTHS     YEAR    YEARS*    YEARS*
-----------------------------------------------------
                   -8.44%   -6.53%    16.19%    6.51%




                                                            (PERFORMANCE GRAPH)



no initial sales charge or CDSC, have an annual 12b-1 fee of 0.50%, and are available in certain individual retirement accounts or in certain retirement plans. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. Performance figures shown reflect nonrecurring reimbursements from affiliates for professional fees and losses attributable to shareholder trading arrangements. If these nonrecurring reimbursements had not been made the total return (excluding sales charges) would have been 15.75% for Class A, 14.84% for Class B, 14.88% for Class C, 16.38% for Class I, 16.17% for Class R1 and 15.95% for Class R2 for the five-year period ended April 30, 2008, and 6.28% for Class A, 5.49% for Class B, 5.50% for Class C, 6.65% for Class I, 6.50% for Class R1 and 6.27% for Class R2 for the ten-year period then ended. Investor Class and Class R3 shares were not affected, because the reimbursement occurred prior to the launch of these share classes.
1. Performance figures for Investor Class shares, first offered to the public on February 28, 2008, include the historical performance of Class A shares from January 1, 1998, through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
THE DISCLOSURE ON THE PRECEDING PAGE AND THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay International Equity Fund

CLASS R2 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX      ONE       FIVE         TEN
TOTAL RETURNS     MONTHS     YEAR    YEARS(2)    YEARS(2)
---------------------------------------------------------
                   -8.48%   -6.74%     15.99%      6.29%




                                                            (PERFORMANCE GRAPH)



CLASS R3 SHARES(4)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX      ONE      FIVE     TEN
TOTAL RETURNS     MONTHS     YEAR    YEARS    YEARS
---------------------------------------------------
                   -8.64%   -6.94%   15.52%    6.01%




                                                            (PERFORMANCE GRAPH)



 BENCHMARK PERFORMANCE                                   SIX      ONE      FIVE     TEN
                                                       MONTHS     YEAR    YEARS    YEARS
----------------------------------------------------------------------------------------------
MSCI EAFE(R) Index(5)                                   -9.21%   -1.78%   20.42%    6.66%
Average Lipper international multi-cap core fund(6)    -10.28    -0.19    19.53     6.90



2. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from January 1, 1998, through August 31,1998.
3. Performance figures for Class I, R1 and R2 shares, each of which was first offered on January 2, 2004, include the historical performance of Class B shares from January 1, 1998, through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for the Class I, R1 and R2 shares might have been lower.
4. Performance figures for Class R3 shares which were first offered on April 28, 2006, include the historical performance of Class B shares from January 1, 1998, through April 27, 2006, adjusted for differences in expenses and fees. Unadjusted, the performance shown for the Class R3 shares might have been lower.
5. The Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered to be representative of the international stock market. Results assume reinvestment of all income and capital gains. The MSCI EAFE(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
6. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE TWO PRECEDING PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



                                                    mainstayinvestments.com    7

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
THE EXAMPLE BELOW IS INTENDED TO DESCRIBE THE FEES AND EXPENSES BORNE BY SHAREHOLDERS DURING THE SIX-MONTH PERIOD FROM NOVEMBER 1, 2007, TO APRIL 30, 2008, AND THE IMPACT OF THOSE COSTS ON YOUR INVESTMENT.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2007, to April 30, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended April 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                             ENDING ACCOUNT
                                             ENDING ACCOUNT                   VALUE (BASED
                                              VALUE (BASED                   ON HYPOTHETICAL
                                BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                 ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                  VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/07(3)        4/30/08       PERIOD(1)         4/30/08        PERIOD(1)
INVESTOR CLASS SHARES(2)        $1,000.00       $1,015.00        $ 2.90         $1,005.59         $ 2.89
---------------------------------------------------------------------------------------------------------

CLASS A SHARES                  $1,000.00       $  914.30        $ 7.38         $1,017.16         $ 7.77
---------------------------------------------------------------------------------------------------------

CLASS B SHARES                  $1,000.00       $  910.10        $11.16         $1,013.18         $11.76
---------------------------------------------------------------------------------------------------------

CLASS C SHARES                  $1,000.00       $  910.70        $11.16         $1,013.18         $11.76
---------------------------------------------------------------------------------------------------------

CLASS I SHARES                  $1,000.00       $  916.40        $ 4.91         $1,019.74         $ 5.17
---------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                 $1,000.00       $  915.60        $ 5.38         $1,019.24         $ 5.67
---------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                 $1,000.00       $  915.20        $ 6.57         $1,018.00         $ 6.92
---------------------------------------------------------------------------------------------------------

CLASS R3 SHARES                 $1,000.00       $  913.60        $ 7.76         $1,016.76         $ 8.17
---------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.70% for Investor Class, 1.55% for Class A, 2.35% for Class B and Class C, 1.03% for Class I, 1.13% for Class R1, 1.38% for Class R2 and 1.63% for Class
   R3) multiplied by the average account value over the period, divided by 366 and multiplied by 182 days for Classes A, B, C, I, R1, R2 and R3 (to reflect the one-half year period) and 62 days for Investor Class (to reflect the since-inception period).
2. Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2008. Had these shares been offered for the full six-month period ended April 30, 2008, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $8.52 and the ending account value would have been $1,016.41.
3. Investor Class shares commenced operations on February 28, 2008.



8    MainStay International Equity Fund

PORTFOLIO COMPOSITION AS OF APRIL 30, 2008

                        (PORTFOLIO COMPOSITION PIE CHART)


See Portfolio of Investments on page 12 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Tesco PLC
    2.  Snam Rete Gas S.p.A.
    3.  MediaSet S.p.A.
    4.  TNT N.V.
    5.  Nestle S.A.
    6.  Reed Elsevier N.V.
    7.  Ryanair Holdings PLC Class A
    8.  Novartis A.G.(+)
    9.  Roche Holding A.G. Genusscheine
   10.  Hannover Rueckversicherung A.G.




+ Security trades on more than one exchange.


                                                    mainstayinvestments.com    9

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGER RUPAL J. BHANSALI OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY INTERNATIONAL EQUITY FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2008?

Excluding all sales charges, MainStay International Equity Fund returned -8.51% for Investor Class shares,(1) -8.57% for Class A shares, -8.99% for Class B shares and -8.93% for Class C shares for the six months ended April 30, 2008. Over the same period, the Fund's Class I shares returned -8.36%, Class R1 shares returned -8.44%, Class R2 shares returned -8.48% and Class R3 shares returned -8.64%. All share classes outperformed the -10.28% return of the average Lipper(2) international multi-cap core fund for the six months ended April 30, 2008. All share classes outperformed the -9.21% return of the MSCI EAFE(R) Index(3) for the six months ended April 30, 2008. The MSCI EAFE(R) Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT FACTORS AFFECTED THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING
PERIOD?

We remained focused on the analysis of individual business models and sought to invest in quality companies. Our bottom-up security selection process is based on reasonable valuations rather than market perceptions. During the reporting period, this approach pointed the Fund toward companies in food & staples retailing, insurance and media at the expense of companies in the capital goods, materials and banks industry groups. We attribute the Fund's outperformance in relation to its benchmark to multiple factors, including being overweight in the insurance industry group and having an overweight position in TNT, a logistics company based in the Netherlands.

DURING THE REPORTING PERIOD, WHICH INDUSTRY GROUPS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S RELATIVE PERFORMANCE AND WHICH INDUSTRY GROUPS WERE PARTICULARLY WEAK?

Holdings in the insurance and diversified financials industry groups were the strongest contributors to the Fund's relative performance during the reporting period. Security selection and our decision to remain underweight in financials both helped the Fund's relative performance. Some of the movement in the financials sector had an indirect relationship to the ongoing credit crisis. The Fund's exposure to the pharmaceuticals industry also strengthened the Fund's results, as Novartis and Roche, two Switzerland-based global drug companies, both outperformed the MSCI EAFE(R) Index. Materials and food & staples retailing were industry groups that detracted from the Fund's relative performance. An underweight position relative to the MSCI EAFE(R) Index in materials and an overweight position in Tesco, the U.K.'s largest food retailer, hurt the Fund's results.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL FUND HOLDINGS DID PARTICULARLY WELL AND WHICH HOLDINGS WERE WEAK?

The strongest positive contributor to the Fund's performance during the reporting period was Aflac, a provider of supplemental insurance in Japan and the United States. The company increased its earnings guidance for 2008 and confirmed the strength of its balance sheet, citing no material impact from the turmoil in the financial markets. Another holding that strengthened the Fund's performance was reinsurance provider Hannover Rueckversicherung AG. The company offers health, accident, damage, property and high-risk specialty reinsurance worldwide. The shares advanced when the company raised its full-year profit target. A third contributor that helped performance was Switzerland-based food manufacturer Nestle. As the company lowered its cost base, food inflation allowed Nestle to pass the rising cost of raw materials along to consumers.

The weakest performer in the Fund was U.K. food retailer Tesco. The shares weakened on news that further expansion in the United States would have to wait as the company monitored results of the strategy to date. We believe that the company will succeed in the United States, just as it has in the U.K., and the Fund continues to hold the stock. Sweden-based

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See footnote on page 7 for more information on Lipper Inc.
3. See footnote on page 7 for more information on the MSCI EAFE(R) Index.


10    MainStay International Equity Fund
wireless-equipment company Telefonaktiebolaget LM Ericsson also detracted from the Fund's performance. After the company issued a profit warning, the market began questioning the credibility of Ericsson's management. At the end of the reporting period, we were actively reassessing the company. A third detractor was Telecom Italia, Italy's largest telecom-munications company, which has a dominant fixed-line and mobile market share in Italy. Several factors caused the company's shares to move lower, including a weakening macroeconomic environment. A new management team was brought in to reinvigorate the company, and we viewed the weakness in Telecom Italia's share price as an opportunity to increase the Fund's position.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

We increased the Fund's exposure to the energy sector during the reporting period by adding to existing positions in Total and ENI, both global integrated oil companies. Major oil companies have benefited from record high oil prices and continuing demand from emerging nations.

The Fund either sold or trimmed a number of positions in the financials sector as the sector continued to suffer from credit issues. German automaker BMW was eliminated from the portfolio because deteriorating economic conditions and a strong euro are expected to put pressure on the company's margins and profits. TietoEnator, a Finland-based information technology concern, was sold after the company received an acquisition bid and made its regular dividend payment.

HOW WAS THE FUND POSITIONED RELATIVE TO THE MSCI EAFE(R) INDEX AT THE END OF APRIL 2008?

As of April 30, 2008, the Fund was overweight in media, transportation and technology hardware & equipment. On the same date, the Fund was underweight in materials, banks and capital goods. These portfolio weightings are derived from our bottom-up research on companies that fall in these industry groups.

From a regional perspective, we continued to find fewer compelling investments in Japan than we did in Europe and the rest of Asia. As a result, the Fund maintained an underweight position relative to the MSCI EAFE(R) Index in Japan.



The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    11

PORTFOLIO OF INVESTMENTS+++ APRIL 30, 2008 UNAUDITED




                                        SHARES           VALUE
COMMON STOCKS (91.5%)+
--------------------------------------------------------------

BELGIUM (1.2%)
Belgacom S.A. (diversified
  telecommunication
  services) (a)                         22,100   $   1,016,081
Mobistar S.A. (wireless
  telecommunication
  services) (a)                         91,500       8,147,929
                                                 -------------
                                                     9,164,010
                                                 -------------


FINLAND (0.3%)
Nokia OYJ, Sponsored ADR
  (communications equipment)
  (b)                                   68,100       2,047,767
                                                 -------------


FRANCE (5.8%)
M6-Metropole Television
  (media) (a)                          226,320       5,243,288
Neopost S.A. (office
  electronics)                          77,100       8,046,543
Societe Television Francaise
  1 (media) (a)                        606,084      12,783,309
Total S.A. (oil, gas &
  consumable fuels)                    175,500      14,745,116
Vivendi S.A. (media)                    93,800       3,809,512
                                                 -------------
                                                    44,627,768
                                                 -------------


GERMANY (6.8%)
Altana A.G. (chemicals)                 36,800         763,446
V  Hannover
  Rueckversicherung A.G.
  (insurance)                          438,286      23,806,088
Henkel KGaA (household
  products)                             71,900       3,057,337
Puma A.G. Rudolf Dassler
  Sport (textiles, apparel &
  luxury goods)                         53,730      19,044,623
Rheinmetall A.G. (industrial
  conglomerates)                        27,463       2,072,001
SAP A.G., Sponsored ADR
  (software) (b)                        37,600       1,888,648
Siemens A.G. (industrial
  conglomerates)                        18,400       2,169,603
                                                 -------------
                                                    52,801,746
                                                 -------------


GREECE (3.0%)
OPAP S.A. (hotels,
  restaurants & leisure)               595,548      23,229,711
                                                 -------------


HONG KONG (0.5%)
Esprit Holdings, Ltd.
  (specialty retail)                   266,700       3,286,654
Yue Yuen Industrial
  Holdings, Ltd. (textiles,
  apparel & luxury goods)              220,500         671,025
                                                 -------------
                                                     3,957,679
                                                 -------------


INDIA (0.1%)
Infosys Technologies, Ltd.,
  Sponsored ADR (IT
  Services) (a)(b)                      13,900         607,291
                                                 -------------


IRELAND (0.4%)
C&C Group PLC (beverages)              441,123       2,999,328
                                                 -------------


ITALY (15.0%)
Assicurazioni Generali
  S.p.A. (insurance)                   141,500       6,268,212
Banco Popolare S.p.A.
  (commercial banks)                    98,800       1,961,466
ENI S.p.A. (oil, gas &
  consumable fuels)                    359,000      13,824,236
Intesa Sanpaolo S.p.A.
  (commercial banks)                 1,111,100       8,301,992
Intesa Sanpaolo S.p.A. RNC
  shares (commercial banks)            255,700       1,803,537
V  MediaSet S.p.A. (media)           3,467,810      31,531,502
V  Snam Rete Gas S.p.A. (gas
  utilities) (a)                     5,263,186      33,299,075
Telecom Italia S.p.A.
  (diversified
  telecommunication
  services) (a)                      5,648,700       9,252,255
Terna S.p.A. (electric
  utilities)                         2,206,600       9,744,315
                                                 -------------
                                                   115,986,590
                                                 -------------


JAPAN (10.2%)
Advantest Corp.
  (semiconductors &
  semiconductor equipment)
  (a)                                   10,200         282,309
ASKUL Corp. (internet &
  catalog retail) (a)                   63,600       1,500,431
Canon, Inc. (office
  electronics)                         282,650      14,153,140
Keyence Corp. (electronic
  equipment & instruments)              22,100       5,657,477
Nintendo Co., Ltd.
  (software)                             4,500       2,493,899
Nitto Denko Corp.
  (chemicals)                           45,700       1,883,837
NTT DoCoMo, Inc. (wireless
  telecommunication
  services)                             10,514      15,553,016
OBIC Co., Ltd. (IT Services)            33,620       6,235,550
Otsuka Corp. (IT Services)              42,200       3,253,705
RICOH Co., Ltd. (office
  electronics)                         982,400      17,064,511
ROHM Co., Ltd.
  (semiconductors &
  semiconductor equipment)              34,700       2,437,951
Ryohin Keikaku Co., Ltd.
  (multiline retail)                    55,900       3,716,251
Takeda Pharmaceutical Co.,
  Ltd. (pharmaceuticals)                49,900       2,649,478
Tokyo Gas Co., Ltd. (gas
  utilities)                           245,500         944,693
Toyota Motor Corp.
  (automobiles)                         23,800       1,210,549
                                                 -------------
                                                    79,036,797
                                                 -------------


NETHERLANDS (9.5%)
ING Groep N.V. (diversified
  financial services)                  173,700       6,612,577
Randstad Holdings N.V.
  (commercial services &
  supplies) (a)                        174,100       7,332,843
V  Reed Elsevier N.V.
  (media)                            1,493,343      28,226,685
V  TNT N.V. (air freight &
  logistics)                           799,146      31,023,465
                                                 -------------
                                                    73,195,570
                                                 -------------




 +  Percentages indicated are based on Fund net assets.
 Among the Fund's 10 largest holdings, as of April 30, 2008, excluding short-term investments. One of the ten largest holdings may be a security traded on more than one exchange. May be subject to change daily.


12    MainStay International Equity Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
NORWAY (0.2%)
Tandberg ASA (communications
  equipment) (a)                        95,700   $   1,629,575
                                                 -------------


SINGAPORE (1.7%)
DBS Group Holdings, Ltd.
  (commercial banks)                   634,000       9,256,393
Venture Corp., Ltd.
  (electronic equipment &
  instruments)                         516,300       4,210,062
                                                 -------------
                                                    13,466,455
                                                 -------------


SPAIN (1.5%)
Antena 3 de Television S.A.
  (media) (a)                          598,919       7,306,399
Banco Popular Espanol S.A.
  (commercial banks) (a)               133,970       2,319,060
Indra Sistemas S.A. (IT
  Services)                             62,500       1,711,345
                                                 -------------
                                                    11,336,804
                                                 -------------


SWEDEN (2.8%)
Assa Abloy AB Class B
  (building products)                  297,500       4,636,582
Svenska Handelsbanken Class
  A (commercial banks) (a)             346,800       9,626,259
Telefonaktiebolaget LM
  Ericsson Class B
  (communications equipment)         2,979,000       7,589,815
                                                 -------------
                                                    21,852,656
                                                 -------------


SWITZERLAND (12.1%)
Actelion, Ltd. Registered
  (biotechnology) (c)                   61,083       3,090,397
Alcon, Inc. (health care
  equipment & supplies)                 13,540       2,139,320
Geberit A.G. (building
  products) (a)                         30,532       4,685,480
Logitech International S.A.
  Registered (computers &
  peripherals) (c)                     171,527       5,174,970
V  Nestle S.A. Registered
  (food products)                       59,310      28,413,460
V  Novartis A.G. ADR
  (pharmaceuticals) (b)                199,100      10,020,703
V  Novartis A.G. Registered
  (pharmaceuticals)                    289,648      14,709,101
V  Roche Holding A.G.
  Genusscheine
  (pharmaceuticals)                    144,325      24,032,912
Temenos Group A.G.
  (software) (a)(c)                     48,433       1,353,082
                                                 -------------
                                                    93,619,425
                                                 -------------


UNITED KINGDOM (18.4%)
ARM Holdings PLC
  (semiconductors &
  semiconductor equipment)
  (a)                                1,342,100       2,666,929
BP PLC, Sponsored ADR (oil,
  gas & consumable fuels)
  (b)                                  326,433      23,761,058
Cobham PLC (aerospace &
  defense)                             563,062       2,454,146
Diageo PLC (beverages)                 657,561      13,456,333
GlaxoSmithKline PLC
  (pharmaceuticals)                     83,000       1,838,680
Intertek Group PLC
  (commercial services &
  supplies)                             41,100         789,432
Lloyds TSB Group PLC
  (commercial banks)                   554,100       4,706,837
Marks & Spencer Group PLC
  (multiline retail)                   161,900       1,217,708
Michael Page International
  PLC (commercial services &
  supplies)                            160,800         915,697
Provident Financial PLC
  (consumer finance)                   461,798       8,133,974
Rolls-Royce Group PLC
  (aerospace & defense) (c)          1,637,899      14,185,841
Rolls-Royce Group PLC Class
  B (aerospace & defense)
  (c)(d)                            98,317,990         195,486
Royal Dutch Shell PLC Class
  A, ADR (oil, gas &
  consumable fuels) (a)(b)             135,600      10,890,036
Scottish & Southern Energy
  PLC (electric utilities)             221,200       6,096,329
V  Tesco PLC (food & staples
  retailing)                         4,746,135      40,115,050
Vodafone Group PLC, ADR
  (wireless
  telecommunication
  services) (b)                        324,224      10,264,932
                                                 -------------
                                                   141,688,468
                                                 -------------


UNITED STATES (2.0%)
Aflac, Inc. (insurance)                232,958      15,531,310
                                                 -------------
Total Common Stocks
  (Cost $655,278,372)                              706,778,950
                                                 -------------


EXCHANGE TRADED FUNDS (1.6%) (E)
--------------------------------------------------------------

UNITED STATES (1.6%)
iShares MSCI EAFE Index Fund
  (capital markets) (a)(f)             104,400       7,914,564
Vanguard Europe Pacific ETF
  (capital markets) (a)                 89,300       4,147,985
                                                 -------------

Total Exchange Traded Funds
  (Cost $11,476,056)                                12,062,549
                                                 -------------



                                     NUMBER OF
                                      WARRANTS

WARRANTS (3.3%)
--------------------------------------------------------------

IRELAND (3.3%)
V  Ryanair Holdings PLC
  Class A
  Strike Price E0.000001
  Expire 4/03/18 (airlines)
     (c)(g)                          5,425,664      25,458,069
                                                 -------------
Total Warrants
  (Cost $21,814,800)                                25,458,069
                                                 -------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              13

                                     NUMBER OF
                                      WARRANTS           VALUE


                                        SHARES           VALUE
SHORT-TERM INVESTMENT (12.5%)
--------------------------------------------------------------

INVESTMENT COMPANY (12.5%)
UNITED STATES (12.5%)
State Street Navigator
  Securities Lending Prime
  Portfolio (capital
  markets) (h)                      96,904,144   $  96,904,144
                                                 -------------
Total Short-Term Investment
  (Cost $96,904,144)                                96,904,144
                                                 -------------
Total Investments
  (Cost $785,473,372) (i)                108.9%    841,203,712
Liabilities in Excess of
  Cash and Other Assets                   (8.9)    (68,800,957)
                                         -----    ------------
                                                 -------------
Net Assets                               100.0%  $ 772,402,755
                                         =====    ============

                                                 -------------





+++ All of the Fund's liquid assets are "earmarked" to cover potential senior securities transactions which may include, but are not limited to, swaps, forwards, TBAs, options and futures. These securities are marked-to-market daily and reviewed against the value of the Fund's potential senior securities holdings to ensure proper coverage for these transactions.
(a) Represents a security, or a portion thereof, which is out on loan. The aggregate market value of such securities is $90,777,982; cash collateral of $96,904,144 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(b)  ADR--American Depositary Receipt.
(c)  Non-income producing security.
(d)  Fair valued security. The total market value of the security at April
     30, 2008 is $195,486, which represents less than one tenth of a percent of the Fund's net assets.
(e) Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(f)  Morgan Stanley Capital International Europe, Australasia and Far East
     Index (MSCI EAFE Index) is an unmanaged free float-adjusted market-capitalization index that is designed to measure developed-market equity performance, excluding the United States and Canada. As of April 30, 2008, the MSCI EAFE Index consisted of the following 21 developed-market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Hong, Ireland, Italy,
     Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore,
     Spain, Sweden, Switzerland and the United Kingdom.
(g) May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(h) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(i) At April 30, 2008, cost is $789,009,608 for federal income tax purposes and net unrealized appreciation is as follows:



  Gross unrealized appreciation                      $ 84,441,264
  Gross unrealized depreciation                       (32,247,160)
                                                     ------------
  Net unrealized appreciation                        $ 52,194,104
                                                     ============




The following abbreviation is used in the above portfolio:
E--Euro




The table below sets forth the diversification of MainStay International Equity Fund investments by industry.

INDUSTRY DIVERSIFICATION


                                                 VALUE    PERCENT+
Aerospace & Defense                       $ 16,835,473         2.2%
Air Freight & Logistics                     31,023,465         4.0
Airlines                                    25,458,069         3.3
Automobiles                                  1,210,549         0.2
Beverages                                   16,455,661         2.1
Biotechnology                                3,090,397         0.4
Building Products                            9,322,062         1.2
Capital Markets                            108,966,693        14.1
Chemicals                                    2,647,283         0.3
Commercial Banks                            37,975,544         4.9
Commercial Services & Supplies               9,037,972         1.2
Communications Equipment                    11,267,157         1.5
Computers & Peripherals                      5,174,970         0.7
Consumer Finance                             8,133,974         1.1
Diversified Financial Services               6,612,577         0.9
Diversified Telecommunication Services      10,268,336         1.3
Electric Utilities                          15,840,644         2.0
Electronic Equipment & Instruments           9,867,539         1.3
Food & Staples Retailing                    40,115,050         5.2
Food Products                               28,413,460         3.7
Gas Utilities                               34,243,768         4.4
Health Care Equipment & Supplies             2,139,320         0.3
Hotels, Restaurants & Leisure               23,229,711         3.0
Household Products                           3,057,337         0.4
Industrial Conglomerates                     4,241,604         0.5
Insurance                                   45,605,610         5.9
Internet & Catalog Retail                    1,500,431         0.2
IT Services                                 11,807,891         1.5
Media                                       88,900,695        11.5
Multiline Retail                             4,933,959         0.6
Office Electronics                          39,264,194         5.1
Oil, Gas & Consumable Fuels                 63,220,446         8.2
Pharmaceuticals                             53,250,874         6.9
Semiconductors & Semiconductor Equipment     5,387,189         0.7
Software                                     5,735,629         0.7
Specialty Retail                             3,286,654         0.4
Textiles, Apparel & Luxury Goods            19,715,648         2.6
Wireless Telecommunication Services         33,965,877         4.4
                                          ------------       -----
                                           841,203,712       108.9
Liabilities in Excess of
  Cash and Other Assets                    (68,800,957)       (8.9)
                                          ------------       -----
Net Assets                                $772,402,755       100.0%
                                          ============       =====





+ Percentages indicated are based on Fund net assets.





14    MainStay International Equity Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2008 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $785,473,372)
  including $90,777,982 market
  value of securities loaned         $841,203,712
Cash denominated in foreign
  currencies
  (identified cost $24,380,947)        25,138,251
Cash                                    9,364,447
Receivables:
  Dividends and interest                6,179,691
  Investment securities sold            3,588,774
  Fund shares sold                        278,700
Other assets                               63,663
Unrealized appreciation on foreign
  currency forward contracts              812,383
                                     ------------
     Total assets                     886,629,621
                                     ------------
LIABILITIES:
Securities lending collateral          96,904,144
Payables:
  Investment securities purchased      10,565,466
  Fund shares redeemed                  2,426,903
  Manager (See Note 3)                    559,506
  Transfer agent (See Note 3)             169,343
  Custodian                               132,482
  NYLIFE Distributors (See Note 3)         95,813
  Shareholder communication                77,110
  Professional fees                        51,032
  Trustees                                  4,147
Accrued expenses                            8,872
Unrealized depreciation on foreign
  currency forward contracts            3,232,048
                                     ------------
     Total liabilities                114,226,866
                                     ------------
Net assets                           $772,402,755
                                     ============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.01
  per share) unlimited number of
  shares authorized                  $    520,072
Additional paid-in capital            699,740,597
                                     ------------
                                      700,260,669
Accumulated undistributed net
  investment income                    13,525,093
Accumulated undistributed net
  realized gain on investments,
  written option transactions and
  foreign currency transactions         4,514,183
Net unrealized appreciation on
  investments                          55,730,340
Net unrealized depreciation on
  translation of other assets and
  liabilities in foreign currencies
  and foreign currency forward
  contracts                            (1,627,530)
                                     ------------
Net assets                           $772,402,755
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 42,036,717
                                     ============
Shares of beneficial interest
  outstanding                           2,818,008
                                     ============
Net asset value per share
  outstanding                        $      14.92
Maximum sales charge (5.50% of
  offering price)                            0.87
                                     ------------
Maximum offering price per share
  outstanding                        $      15.79
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $108,324,427
                                     ============
Shares of beneficial interest
  outstanding                           7,267,085
                                     ============
Net asset value per share
  outstanding                        $      14.91
Maximum sales charge (5.50% of
  offering price)                            0.87
                                     ------------
Maximum offering price per share
  outstanding                        $      15.78
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 59,482,413
                                     ============
Shares of beneficial interest
  outstanding                           4,281,510
                                     ============
Net asset value and offering price
  per share outstanding              $      13.89
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $ 19,221,453
                                     ============
Shares of beneficial interest
  outstanding                           1,384,268
                                     ============
Net asset value and offering price
  per share outstanding              $      13.89
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $539,170,916
                                     ============
Shares of beneficial interest
  outstanding                          35,976,797
                                     ============
Net asset value and offering price
  per share outstanding              $      14.99
                                     ============
CLASS R1
Net assets applicable to
  outstanding shares                 $  3,706,707
                                     ============
Shares of beneficial interest
  outstanding                             248,725
                                     ============
Net asset value and offering price
  per share outstanding              $      14.90
                                     ============
CLASS R2
Net assets applicable to
  outstanding shares                 $    406,014
                                     ============
Shares of beneficial interest
  outstanding                              27,199
                                     ============
Net asset value and offering price
  per share outstanding              $      14.93
                                     ============
CLASS R3
Net assets applicable to
  outstanding shares                 $     54,108
                                     ============
Shares of beneficial interest
  outstanding                               3,632
                                     ============
Net asset value and offering price
  per share outstanding              $      14.90
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              15

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $ 15,952,698
  Income from securities
     loaned--net                          836,056
  Interest                                135,799
                                     ------------
     Total income                      16,924,553
                                     ------------
EXPENSES:
  Manager (See Note 3)                  3,553,342
  Transfer agent--Investor Class
     (See Note 3)                          15,657
  Transfer agent--Class A (See Note
     3)                                   234,881
  Transfer agent--Classes B and C
     (See Note 3)                         154,782
  Transfer agent--Classes I, R1, R2
     and R3 (See Note 3)                  108,064
  Distribution--Class B (See Note
     3)                                   242,801
  Distribution--Class C (See Note
     3)                                    81,475
  Distribution--Class R3 (See Note
     3)                                        66
  Distribution/Service--Investor
     Class (See Note 3)                     8,640
  Distribution/Service--Class A
     (See Note 3)                         190,728
  Service--Class B (See Note 3)            80,934
  Service--Class C (See Note 3)            27,158
  Distribution/Service--Class R2
     (See Note 3)                             451
  Distribution/Service--Class R3
     (See Note 3)                              66
  Custodian                               199,048
  Shareholder communication                63,973
  Professional fees                        62,997
  Recordkeeping                            53,602
  Registration                             46,920
  Trustees                                 14,425
  Shareholder service--Class R1
     (See Note 3)                           1,856
  Shareholder service--Class R2
     (See Note 3)                             180
  Shareholder service--Class R3
     (See Note 3)                              26
  Miscellaneous                            22,913
                                     ------------
     Total expenses before waiver       5,164,985
  Expense waiver from Manager (See
     Note 3)                              (11,787)
                                     ------------
     Net expenses                       5,153,198
                                     ------------
Net investment income                  11,771,355
                                     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, WRITTEN OPTIONS AND FOREIGN CURRENCY
TRANSACTIONS:
Net realized gain on:
  Security transactions              $  3,374,483
  Written option transactions           2,148,122
  Foreign currency transactions         2,533,211
                                     ------------
Net realized gain on investments,
  written option transactions and
  foreign currency transactions         8,055,816
                                     ------------
Net change in unrealized
  appreciation (depreciation) on:
  Security transactions               (98,565,825)
  Written option contracts              1,454,444
  Translation of other assets and
     liabilities in foreign
     currencies and foreign
     currency forward contracts          (613,988)
                                     ------------
Net change in unrealized
  appreciation on investments,
  written option transactions and
  foreign currency transactions       (97,725,369)
                                     ------------
Net realized and unrealized loss on
  investments, written option
  transactions and foreign currency
  transactions                        (89,669,553)
                                     ------------
Net decrease in net assets
  resulting from operations          $(77,898,198)
                                     ============



(a) Dividends recorded net of foreign withholding taxes in the amount of $1,985,240.



16    MainStay International Equity Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2007


                                       2008            2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income        $  11,771,355   $  13,122,781
 Net realized gain on
  investments, written
  option transactions and
  foreign currency
  transactions:                   8,055,816      75,893,233
 Net change in unrealized
  appreciation on
  investments, written
  option transactions and
  foreign currency
  transactions:                 (97,725,369)     38,713,858
                              -----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    (77,898,198)    127,729,872
                              -----------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Class A                        (598,442)       (695,182)
    Class I                      (5,317,732)     (4,859,067)
    Class R1                        (32,078)        (34,454)
    Class R2                         (1,893)         (2,755)
    Class R3                           (218)            (56)
                              -----------------------------
                                 (5,950,363)     (5,591,514)
                              -----------------------------
 From net realized gain on investments:
    Class A                     (16,879,288)     (9,929,084)
    Class B                      (7,486,628)     (4,875,985)
    Class C                      (2,504,890)     (1,282,100)
    Class I                     (57,826,273)    (35,093,105)
    Class R1                       (383,627)       (257,357)
    Class R2                        (32,779)        (27,504)
    Class R3                         (5,318)           (732)
                              -----------------------------
                                (85,118,803)    (51,465,867)
                              -----------------------------
 Total dividends and
  distributions to
  shareholders                  (91,069,166)    (57,057,381)
                              -----------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                      $  70,436,865   $ 221,836,609
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions              74,162,317      46,704,468
 Cost of shares redeemed+      (127,504,716)   (169,504,999)
                              -----------------------------
    Increase in net assets
     derived from capital
     share transactions          17,094,466      99,036,078
                              -----------------------------
    Net increase (decrease)
     in net assets             (151,872,898)    169,708,569

NET ASSETS:
Beginning of period             924,275,653     754,567,084
                              -----------------------------
End of period                 $ 772,402,755   $ 924,275,653
                              =============================
Accumulated undistributed
 net investment income at
 end of period                $  13,525,093   $   7,704,101
                              =============================



+ Cost of shares redeemed net of redemption fee of $16,166 for the six months ended April 30, 2008 and $20,373 for the year ended October 31, 2007.



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                          INVESTOR CLASS                                          CLASS A
                          --------------  --------------------------------------------------------------------------------------
                           FEBRUARY 28,                                                                 JANUARY 1,
                              2008 **     SIX MONTHS                                                      2003*
                              THROUGH        ENDED                                                       THROUGH     YEAR ENDED
                             APRIL 30,     APRIL 30,                YEAR ENDED OCTOBER 31,             OCTOBER 31,  DECEMBER 31,

                          ------------------------------------------------------------------------------------------------------
                              2008***       2008***       2007        2006           2005       2004       2003         2002
Net asset value at
  beginning of period         $ 14.70      $  18.09     $  16.69    $  13.53       $ 11.95    $ 10.50    $  8.73       $  9.11
                              -------      --------     --------    --------       -------    -------    -------       -------
Net investment income
  (loss) (a)                     0.22          0.18         0.22        0.24          0.15       0.07       0.08         (0.00)(b)
Net realized and
  unrealized gain (loss)
  on investments                (0.00)(b)     (1.66)        2.54        3.65 (e)      1.59       1.48       1.63         (0.43)
Net realized and
  unrealized gain (loss)
  on foreign currency
  transactions                   0.00 (b)      0.03        (0.17)      (0.10)        (0.14)      0.03       0.04          0.05
                              -------      --------     --------    --------       -------    -------    -------       -------
Total from investment
  operations                     0.22         (1.45)        2.59        3.79          1.60       1.58       1.75         (0.38)
                              -------      --------     --------    --------       -------    -------    -------       -------
Less dividends and
  distributions:
  From net investment
     income                        --         (0.05)       (0.07)      (0.04)        (0.02)     (0.13)        --            --
  From net realized gain
     on investments                --         (1.68)       (1.12)      (0.59)           --         --         --            --
                              -------      --------     --------    --------       -------    -------    -------       -------
Total dividends and
  distributions                    --         (1.73)       (1.19)      (0.63)        (0.02)     (0.13)        --            --
                              -------      --------     --------    --------       -------    -------    -------       -------
Redemption fee (a)               0.00 (b)      0.00 (b)     0.00 (b)    0.00 (b)      0.00 (b)   0.00 (b)   0.02            --
                              -------      --------     --------    --------       -------    -------    -------       -------
Net asset value at end
  of period                   $ 14.92      $  14.91     $  18.09    $  16.69       $ 13.53    $ 11.95    $ 10.50       $  8.73
                              =======      ========     ========    ========       =======    =======    =======       =======
Total investment return
  (c)                            1.50%(f)     (8.57%)(f)   16.30%      29.11%(d)(e)  13.40%     15.11%     20.27%(f)     (4.17%)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                      8.81%+        2.34% +      1.25%       1.65%         1.15%      0.60%      0.99%+       (0.05%)
  Net expenses                   1.70%+        1.55% +      1.58%       1.62%         1.74%      1.90%      2.27%+        2.26%
  Expenses (before
     recoupment/waiver/-
     reimbursement)              1.71%+        1.55% +      1.55%       1.67%(d)      1.76%        --         --            --
Portfolio turnover rate            39%           39%          49%         50%           51%        54%        71%          102%
Net assets at end of
  period (in 000's)           $42,037      $108,324     $186,738    $145,964       $87,204    $70,252    $43,747       $30,084




                                                                        CLASS C
                          --------------------------------------------------------------------------------------------------
                                                                                                JANUARY 1,
                          SIX MONTHS                                                              2003*
                             ENDED                                                               THROUGH         YEAR ENDED
                           APRIL 30,                  YEAR ENDED OCTOBER 31,                   OCTOBER 31,      DECEMBER 31,

                          --------------------------------------------------------------------------------------------------
                            2008***        2007         2006           2005         2004           2003             2002
Net asset value at
  beginning of period       $ 16.98      $ 15.77      $ 12.87        $ 11.44       $10.09         $ 8.44           $ 8.87
                            -------      -------      -------        -------       ------         ------           ------
Net investment income
  (loss) (a)                   0.13         0.09         0.13           0.05        (0.02)          0.02            (0.08)
Net realized and
  unrealized gain (loss)
  on investments              (1.57)        2.40         3.45 (e)       1.52         1.41           1.57            (0.40)
Net realized and
  unrealized gain (loss)
  on foreign currency
  transactions                 0.03        (0.16)       (0.09)         (0.14)        0.03           0.04             0.05
                            -------      -------      -------        -------       ------         ------           ------
Total from investment
  operations                  (1.41)        2.33         3.49           1.43         1.42           1.63            (0.43)
                            -------      -------      -------        -------       ------         ------           ------
Less dividends and
  distributions:
  From net investment
     income                      --           --           --             --        (0.07)            --               --
  From net realized gain
     on investments           (1.68)       (1.12)       (0.59)            --           --             --               --
                            -------      -------      -------        -------       ------         ------           ------
Total dividends and
  distributions               (1.68)       (1.12)       (0.59)            --        (0.07)            --               --
                            -------      -------      -------        -------       ------         ------           ------
Redemption fee (a)             0.00 (b)     0.00 (b)     0.00 (b)       0.00 (b)     0.00 (b)       0.02               --
                            -------      -------      -------        -------       ------         ------           ------
Net asset value at end
  of period                 $ 13.89      $ 16.98      $ 15.77        $ 12.87       $11.44         $10.09           $ 8.44
                            =======      =======      =======        =======       ======         ======           ======
Total investment return
  (c)                         (8.93%)(f)   15.49%       28.15%(d)(e)   12.50%       14.16%         19.55%(f)        (4.85%)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income
     (loss)                    1.79% +      0.53%        0.91%          0.40%       (0.15%)         0.24%+          (0.80%)
  Net expenses                 2.35% +      2.33%        2.37%          2.49%        2.65%          3.02%+           3.01%
  Expenses (before
     recoupment/waiver/-
     reimbursement)            2.35% +      2.30%        2.42% (d)      2.51%          --             --               --
Portfolio turnover rate          39%          49%          50%            51%          54%            71%             102%
Net assets at end of
  period (in 000's)         $19,221      $25,677      $17,026        $11,600       $6,718         $2,715           $1,284




*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
***  Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestments of dividends and distributions. Class I, R1, R2 and R3 shares are not subject to sales charges.
(d)  Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one-hundredth of a percent.
(e)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses were $0.02 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(f)  Total return is not annualized.





18    MainStay International Equity Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                             CLASS B
            --------------------------------------------------------------------------------------------------------
                                                                                            JANUARY 1,
                                                                                               2003*
            SIX MONTHS                                                                        THROUGH     YEAR ENDED
               ENDED                                                                          OCTOBER      DECEMBER
             APRIL 30,                        YEAR ENDED OCTOBER 31,                            31,           31,

            --------------------------------------------------------------------------------------------------------
              2008***             2007               2006          2005          2004          2003          2002
              $ 16.99            $ 15.78            $ 12.88       $ 11.44       $ 10.09       $  8.44       $  8.88
              -------            -------            -------       -------       -------       -------       -------
                 0.13               0.09               0.15          0.05         (0.02)         0.02         (0.08)
                (1.58)              2.40               3.43 (e)      1.53          1.41          1.57         (0.41)

                 0.03              (0.16)             (0.09)        (0.14)         0.03          0.04          0.05
              -------            -------            -------       -------       -------       -------       -------
                (1.42)              2.33               3.49          1.44          1.42          1.63         (0.44)
              -------            -------            -------       -------       -------       -------       -------

                   --                 --                 --            --         (0.07)           --            --
                (1.68)             (1.12)             (0.59)           --            --            --            --
              -------            -------            -------       -------       -------       -------       -------
                (1.68)             (1.12)             (0.59)           --         (0.07)           --            --
              -------            -------            -------       -------       -------       -------       -------
                 0.00 (b)           0.00 (b)           0.00 (b)      0.00 (b)      0.00 (b)      0.02            --
              -------            -------            -------       -------       -------       -------       -------
              $ 13.89            $ 16.99            $ 15.78       $ 12.88       $ 11.44       $ 10.09       $  8.44
              =======            =======            =======       =======       =======       =======       =======
                (8.99%)(f)         15.48%             28.13%(d)(e)  12.59%        14.16%        19.55%(f)     (4.95%)

                 1.78% +            0.52%              1.11%         0.40%        (0.15%)        0.24%+       (0.80%)
                 2.35% +            2.35%              2.37%         2.49%         2.65%         3.02%+        3.01%
                 2.35% +            2.30%              2.41%(d)      2.51%           --            --            --
                   39%                49%                50%           51%           54%           71%          102%
              $59,482            $76,081            $67,150       $88,410       $69,882       $56,490       $46,779




                                                                Class I
                      -------------------------------------------------------------------------------------------
                                                                                                       January 2,
                                                                                                         2004**
                      Six months                                                                         through
                         ended                                                                           October
                       April 30,                         Year ended October 31,                            31,

                      -------------------------------------------------------------------------------------------
                        2008***                     2007                      2006          2005          2004
                       $  18.23                   $  16.79                  $  13.60      $  12.02       $ 11.40
                       --------                   --------                  --------      --------       -------
                           0.24                       0.31                      0.33          0.23          0.12
                          (1.70)                      2.56                      3.66 (e)      1.59          0.49

                           0.04                      (0.16)                    (0.10)        (0.14)         0.01
                       --------                   --------                  --------      --------       -------
                          (1.42)                      2.71                      3.89          1.68          0.62
                       --------                   --------                  --------      --------       -------

                          (0.14)                     (0.15)                    (0.11)        (0.10)           --
                          (1.68)                     (1.12)                    (0.59)           --            --
                       --------                   --------                  --------      --------       -------
                          (1.82)                     (1.27)                    (0.70)        (0.10)           --
                       --------                   --------                  --------      --------       -------
                           0.00 (b)                   0.00 (b)                  0.00 (b)      0.00 (b)      0.00 (b)
                       --------                   --------                  --------      --------       -------
                       $  14.99                   $  18.23                  $  16.79      $  13.60       $ 12.02
                       ========                   ========                  ========      ========       =======
                          (8.36%)(f)                 16.96%                    29.94%(d)(e)  13.98%         5.44%(f)

                           3.18% +                    1.80%                     2.22%         1.72%         1.33%+
                           1.03% +                    1.03%                     1.01%         1.17%         1.17%+
                           1.03% +                    1.02%                     1.08%(d)      1.19%           --
                             39%                        49%                       50%           51%           54%
                       $539,171                   $631,206                  $520,233      $135,643       $39,266




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                    CLASS R1
                         ----------------------------------------------------------------------------------------------
                                                                                                             JANUARY 2,
                         SIX MONTHS                                                                            2004**
                            ENDED                                                                             THROUGH
                          APRIL 30,                        YEAR ENDED OCTOBER 31,                           OCTOBER 31,

                         ----------------------------------------------------------------------------------------------
                           2008***               2007               2006               2005                     2004
Net asset value at
  beginning of period      $18.13               $16.71             $13.54             $12.00                   $11.40
                           ------               ------             ------             ------                   ------
Net investment income
  (a)                        0.24                 0.29               0.32               0.22                     0.12
Net realized and
  unrealized gain
  (loss) on investments     (1.69)                2.55               3.64 (e)           1.54                     0.47
Net realized and
  unrealized gain
  (loss) on foreign
  currency transactions      0.03                (0.16)             (0.10)             (0.14)                    0.01
                           ------               ------             ------             ------                   ------
Total from investment
  operations                (1.42)                2.68               3.86               1.62                     0.60
                           ------               ------             ------             ------                   ------
Less dividends and
  distributions:
  From net investment
     income                 (0.13)               (0.14)             (0.10)             (0.08)                      --
  From net realized
     gain on
     investments            (1.68)               (1.12)             (0.59)                --                       --
                           ------               ------             ------             ------                   ------
Total dividends and
  distributions             (1.81)               (1.26)             (0.69)             (0.08)                      --
                           ------               ------             ------             ------                   ------
Redemption fee (a)           0.00 (b)             0.00 (b)           0.00 (b)           0.00 (b)                 0.00(b)
                           ------               ------             ------             ------                   ------
Net asset value at end
  of period                $14.90               $18.13             $16.71             $13.54                   $12.00
                           ======               ======             ======             ======                   ======
Total investment return
  (c)                       (8.44%)(f)           16.88%             29.76%(d)(e)       13.57%                    5.26%(f)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income      3.11% +              1.68%              2.19%              1.62%                    1.23%+
  Net expenses               1.13% +              1.13%              1.12%              1.27%                    1.27%+
  Expenses (before
     recoupment/wai-
     ver/reimbursement)      1.13% +              1.12%              1.17%(d)           1.29%                      --
Portfolio turnover rate        39%                  49%                50%                51%                      54%
Net assets at end of
  period (in 000's)        $3,707               $4,158             $3,893             $3,325                   $    1




                                                  CLASS R2                                        CLASS R3
                         ---------------------------------------------------------  ------------------------------------
                                                                        JANUARY 2,                            APRIL 28,
                         SIX MONTHS                                       2004**    SIX MONTHS                  2006**
                            ENDED               YEAR ENDED               THROUGH       ENDED     YEAR ENDED    THROUGH
                          APRIL 30,            OCTOBER 31,             OCTOBER 31,   APRIL 30,  OCTOBER 31,  OCTOBER 31,

                         -----------------------------------------------------------------------------------------------
                           2008***     2007      2006         2005         2004       2008***       2007         2006
Net asset value at
  beginning of period      $18.14     $16.72    $13.55       $11.99       $11.40      $18.10       $16.70       $15.26
                           ------     ------    ------       ------       ------      ------       ------       ------
Net investment income
  (a)                        0.22       0.24      0.31         0.19         0.09        0.20         0.13         0.13
Net realized and
  unrealized gain
  (loss) on investments     (1.70)      2.57      3.62 (e)     1.57         0.49       (1.70)        2.64         1.35 (e)
Net realized and
  unrealized gain
  (loss) on foreign
  currency transactions      0.04      (0.16)    (0.10)       (0.14)        0.01        0.04        (0.17)       (0.04)
                           ------     ------    ------       ------       ------      ------       ------       ------
Total from investment
  operations                (1.44)      2.65      3.83         1.62         0.59       (1.46)        2.60         1.44
                           ------     ------    ------       ------       ------      ------       ------       ------
Less dividends and
  distributions:
  From net investment
     income                 (0.09)     (0.11)    (0.07)       (0.06)          --       (0.06)       (0.08)          --
  From net realized
     gain on
     investments            (1.68)     (1.12)    (0.59)          --           --       (1.68)       (1.12)          --
                           ------     ------    ------       ------       ------      ------       ------       ------
Total dividends and
  distributions             (1.77)     (1.23)    (0.66)       (0.06)          --       (1.74)       (1.20)          --
                           ------     ------    ------       ------       ------      ------       ------       ------
Redemption fee (a)           0.00 (b)   0.00 (b)  0.00 (b)     0.00 (b)     0.00(b)     0.00 (b)     0.00 (b)     0.00 (b)
                           ------     ------    ------       ------       ------      ------       ------       ------
Net asset value at end
  of period                $14.93     $18.14    $16.72       $13.55       $11.99      $14.90       $18.10       $16.70
                           ======     ======    ======       ======       ======      ======       ======       ======
Total investment return
  (c)                       (8.48%)(f) 16.49%    29.53%(d)(e) 13.52%        5.18%(f)   (8.64%)(f)   16.35%        9.44%(f)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income      2.99% +    1.38%     2.07%        1.37%        0.98%+      2.65% +      0.76%        1.60%+
  Net expenses               1.38% +    1.38%     1.37%        1.52%        1.52%+      1.63% +      1.63%        1.59%+
  Expenses (before
     recoupment/wai-
     ver/reimbursement)      1.38% +    1.37%     1.42%(d)     1.54%          --        1.64% +      1.62%        1.70%(d)+
Portfolio turnover rate        39%        49%       50%          51%          54%         39%          49%          50%
Net assets at end of
  period (in 000's)        $  406     $  358    $  289       $  416       $    1      $   54       $   57       $   11




**   Commencement of operations.
***  Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestments of dividends and distributions. Class I, R1, R2 and R3 shares are not subject to sales charges.
(d)  Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one-hundredth of a percent.
(e)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses were $0.02 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(f)  Total return is not annualized.





20    MainStay International Equity Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and comprises twenty-one funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay International Equity Fund (the "Fund"), a diversified fund.

The Fund currently offers eight classes of shares. Class A shares commenced on January 3, 1995. Class B shares commenced on September 13, 1994. Class C shares commenced on September 1, 1998. Class I shares, Class R1 shares and Class R2 shares commenced on January 2, 2004. Class R3 shares commenced on April 28, 2006. Investor Class shares commenced on February 28, 2008. Investor Class and Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The eight classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Investor Class, Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution or service fee. Class R1, Class R2 and Class R3 shares are authorized to pay to New York Life Investment Management LLC, its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1, Class R2 or Class R3 shares, a shareholder service fee.

The Fund's investment objective is to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a

                                                   mainstayinvestments.com    21
security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor (if applicable), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2008, the Fund held a security with value of $195,486 that was valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3, conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Fund's 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3, determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors including, but not limited to, ongoing analyses of tax laws and regulations, and interpretations, thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call.

Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

The investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally


22    MainStay International Equity Fund
accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, the Fund foregoes the opportunity for capital appreciation above the exercise price should the price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written. When writing a covered call option, the Fund, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as the obligation as the writer continues, has retained the risk of loss should the price of the underlying security decline. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option. (See Note 5.)

(H) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations. (See Note 5.)

(I) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:


(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers

                                                   mainstayinvestments.com    23
and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(K) REDEMPTION FEE. The Fund imposes a 2.00% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their date of purchase for any class. The redemption fee is designed to offset brokerage commissions and other costs associated with short-term trading and is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fees are included in the Statement of Changes in Net Assets' shares redeemed amount and retained by the Fund.

(L) INDEMNIFICATIONS. Under the Trust's organizational documents, their officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

The Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.90% on assets up to $500 million and 0.85% on assets in excess of $500 million.

Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.70%; Class A, 1.37%; Class B, 2.45%; Class C, 2.45%; Class I, 1.03%; Class R1, 1.13%; Class R2, 1.38% and
Class R3, 1.63%. These expense limitations may be modified or terminated only with the approval of the Board of Trustees. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the six months ended April 30, 2008, NYLIM earned fees from the Fund in the amount of $3,553,342 and waived its fee in the amount of $11,787.

As of April 30, 2008, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

    OCTOBER 31,
   2009       2011       TOTAL
$183,002    $11,787    $194,789
-------------------------------



Between August 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses did not exceed the following amounts of average daily net assets for each class: Class A, 1.60%; Class B, 2.35%; Class C,


24    MainStay International Equity Fund

2.35%; Class I, 1.03%; Class R1, 1.13%; Class R2, 1.38% and Class R3, 1.63%.
Prior to August 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.

State Street Bank and Trust Company ("SSBT"), 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, SSBT is compensated by NYLIM.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Investor Class, Class A, Class B, Class C, Class R2 and Class R3 shares, has adopted a distribution plan (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class, Class A and Class R2 shares, which is an expense of the Investor Class, Class A and Class R2 shares of the Fund, for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution fee from the Fund at the annual rate of 0.50% of the average daily net assets of the Fund's Class R3 shares, which is an expense of the Class R3 shares of the Fund for distribution or service activities as designated by the Distributor. Class I and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R1, Class R2 and Class R3 shares.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $3,030 and $23,695, respectively, for the six months ended April 30, 2008. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $2,631, $51,334 and $3,274, respectively, for the six months ended April 30, 2008.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the six months ended April 30, 2008, amounted to $513,384.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(F) CAPITAL. At April 30, 2008, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Investor Class                  $    25,374     0.1%
---------------------------------------------------
Class A                                 255     0.0*
---------------------------------------------------
Class C                                 165     0.0*
---------------------------------------------------
Class I                          89,810,798    16.7
---------------------------------------------------
Class R1                              1,660     0.0*
---------------------------------------------------
Class R2                              1,649     0.4
---------------------------------------------------



* Less than one-tenth of a percent.

(G) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the six months ended April 30, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $13,690.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for

                                                   mainstayinvestments.com    25
the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $53,602 for the six months ended April 30, 2008.

NOTE 4--FEDERAL INCOME TAX:

The tax character of distributions paid during the year ended October 31, 2007, shown in the Statement of Changes in Net Assets, was as follows:

                                            2007
Distribution paid from:
  Ordinary Income                    $20,206,341
  Long-Term Capital Gains             36,851,040
------------------------------------------------
                                     $57,057,381
------------------------------------------------



NOTE 5--WRITTEN OPTIONS AND FOREIGN CURRENCY FORWARD CONTRACTS:

During the six months ended April 30, 2008, the Fund had the following transactions in written options:

                             NUMBER OF
                             CONTRACTS    PREMIUM
Options Outstanding at
  October 31, 2007              16,586   $ 917,434
--------------------------------------------------
Options--Written                    --          --
--------------------------------------------------
Options--Expired                    --          --
--------------------------------------------------
Options--Closed                (16,586)   (917,434)
--------------------------------------------------
Options Outstanding at
  April 30, 2008                    --   $      --
--------------------------------------------------



Foreign Currency Forward Contracts held at April 30, 2008:

                                                        CONTRACT      CONTRACT       UNREALIZED
                                                          AMOUNT        AMOUNT    APPRECIATION/
                                                       PURCHASED          SOLD   (DEPRECIATION)
Foreign Currency Buy Contracts:
-----------------------------------------------------------------------------------------------
Australian Dollar vs. U.S. Dollar, expiring 8/11/08  A$6,964,648   $ 6,521,000         $(36,964)
-----------------------------------------------------------------------------------------------
Pound Sterling vs. U.S. Dollar, expiring 5/15/08     L 6,952,693    13,550,000          262,115
-----------------------------------------------------------------------------------------------




                                                       CONTRACT          CONTRACT
                                                         AMOUNT            AMOUNT
                                                           SOLD         PURCHASED
Foreign Currency Sale Contracts:
------------------------------------------------------------------------------------------------
Euro vs. Pound Sterling, expiring 5/2/08          E   1,088,958   L       860,931         11,434
------------------------------------------------------------------------------------------------
Euro vs. Norwegian Krone, expiring 5/5/08         E     441,911   NK    3,512,310            148
------------------------------------------------------------------------------------------------
Euro vs. Swedish Krona, expiring 5/8/08           E   9,200,000   KR   86,721,316        119,445
------------------------------------------------------------------------------------------------
Euro vs. Japanese Yen, expiring 6/23/08           E  28,804,000   Y 4,449,037,036     (1,962,335)
------------------------------------------------------------------------------------------------
Euro vs. Japanese Yen, expiring 7/28/08           E  16,800,000   Y 2,662,800,000       (397,597)
------------------------------------------------------------------------------------------------
Swedish Krona vs. Japanese Yen, expiring 6/9/08   KR152,500,000   Y 2,551,294,500       (835,152)
------------------------------------------------------------------------------------------------
Swiss Franc vs. Japanese Yen, expiring 7/10/08    CF 43,845,000   Y 4,429,221,900        419,241
------------------------------------------------------------------------------------------------
Net unrealized depreciation on foreign currency
  forward contracts                                                                  $(2,419,665)
------------------------------------------------------------------------------------------------






26    MainStay International Equity Fund

Foreign Currency held at April 30, 2008:

                                                          CURRENCY           COST          VALUE
Australian Dollar                                   A$   9,117,517    $ 7,792,661    $ 8,602,378
------------------------------------------------------------------------------------------------
Euro                                                E    3,026,264      4,720,206      4,725,361
------------------------------------------------------------------------------------------------
Hong Kong Dollar                                    HKD    253,365         32,522         32,511
------------------------------------------------------------------------------------------------
Japanese Yen                                        Y  446,301,506      4,264,242      4,291,980
------------------------------------------------------------------------------------------------
Singapore Dollar                                    SGD    126,800         93,867         93,507
------------------------------------------------------------------------------------------------
Swedish Krona                                       KR  17,067,098      2,900,595      2,850,740
------------------------------------------------------------------------------------------------
Swiss Franc                                         CF   4,705,959      4,576,854      4,541,774
------------------------------------------------------------------------------------------------
                                                                      $24,380,947    $25,138,251
------------------------------------------------------------------------------------------------



NOTE 6--CUSTODIAN:

SSBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds pay a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which serves as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect of the Fund on the line of credit during the six months ended April 30, 2008.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2008, purchases and sales of securities, other than short-term securities, were $301,352 and $346,593, respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                   SHARES        AMOUNT
Period ended April 30, 2008*:
Shares sold                       32,860   $   481,574
Shares redeemed                  (95,950)   (1,411,431)
                               -----------------------
Net decrease in shares
  outstanding before
  conversion                     (63,090)     (929,857)
Shares converted from Class A
  (See Note 1)                 2,842,499    41,130,964
Shares converted from Class B
  (See Note 1)                    38,599       540,777
                               -----------------------
Net increase                   2,818,008   $40,741,884
                               =======================



* Investor Class shares were first offered on February 28, 2008.

 CLASS A                          SHARES         AMOUNT
Six months ended April 30,
  2008:
Shares sold                      728,079   $ 11,065,523
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,019,882     16,233,436
Shares redeemed               (2,167,615)   (32,793,350)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (419,654)    (5,494,391)
Shares reacquired upon
  conversion in to Investor
  Class (See Note 1)          (2,844,465)   (41,130,964)
Shares converted from Class
  B (See Note 1)                 211,001      3,109,237
                              -------------------------
Net decrease                  (3,053,118)  $(43,516,118)
                              =========================
Year ended October 31, 2007:
Shares sold                    3,278,559   $ 56,381,247
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              603,078      9,868,301
Shares redeemed               (2,764,572)   (47,810,905)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                   1,117,065     18,438,643
Shares converted from Class
  B (See Note 1)                 455,324      7,792,316
                              -------------------------
Net increase                   1,572,389   $ 26,230,959
                              =========================





                                                   mainstayinvestments.com    27

 CLASS B                          SHARES         AMOUNT
Six months ended April 30,
  2008:
Shares sold                      362,882   $  5,188,199
Shares issued to shareholders
  in reinvestment of
  dividends and distributions    470,566      6,983,154
Shares redeemed                 (761,955)   (10,610,401)
                               ------------------------
Net increase in shares
  outstanding before
  conversion                      71,493      1,560,952
Shares reacquired upon
  conversion into Class A
  (See Note 1)                  (225,951)    (3,109,237)
Shares reacquired upon
  conversion into Investor
  Class (See Note 1)             (41,407)      (540,777)
                               ------------------------
Net decrease                    (195,865)  $ (2,089,062)
                               ========================
Year ended October 31, 2007:
Shares sold                    1,388,110   $ 22,486,409
Shares issued to shareholders
  in reinvestment of
  dividends and distributions    294,098      4,529,113
Shares redeemed                 (976,777)   (15,856,971)
                               ------------------------
Net increase in shares
  outstanding before
  conversion                     705,431     11,158,551
Shares reacquired upon
  conversion into Class A
  (See Note 1)                  (483,108)    (7,792,316)
                               ------------------------
Net increase                     222,323   $  3,366,235
                               ========================




 CLASS C                         SHARES        AMOUNT
Six months ended April 30,
  2008:
Shares sold                     138,638   $ 1,952,292
Shares issued to shareholders
  in reinvestment of
  dividends and distributions   133,359     1,977,716
Shares redeemed                (399,665)   (5,518,134)
                               ----------------------
Net decrease                   (127,668)  $(1,588,126)
                               ======================
Year ended October 31, 2007:
Shares sold                     723,647   $11,774,483
Shares issued to shareholders
  in reinvestment of
  dividends and distributions    64,527       992,409
Shares redeemed                (355,999)   (5,786,329)
                               ----------------------
Net increase                    432,175   $ 6,980,563
                               ======================




 CLASS I                          SHARES         AMOUNT
Six months ended April 30,
  2008:
Shares sold                    3,385,884   $ 51,610,496
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            3,021,226     48,512,098
Shares redeemed               (5,054,198)   (77,011,100)
                              -------------------------
Net increase                   1,352,912   $ 23,111,494
                              =========================
Year ended October 31, 2007:
Shares sold                    7,562,686   $130,915,468
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,880,780     30,991,788
Shares redeemed               (5,797,200)   (99,463,221)
                              -------------------------
Net increase                   3,646,266   $ 62,444,035
                              =========================




 CLASS R1                         SHARES      AMOUNT
Six months ended April 30,
  2008:
Shares sold                        2,675   $  38,875
Shares issued to shareholders
  in reinvestment of dividends
  and distributions               26,051     415,705
Shares redeemed                   (9,352)   (137,725)
                                 -------------------
Net increase                      19,374   $ 316,855
                                 ===================
Year ended October 31, 2007:
Shares sold                          107   $   1,816
Shares issued to shareholders
  in reinvestment of dividends
  and distributions               17,805     291,810
Shares redeemed                  (21,561)   (372,562)
                                 -------------------
Net decrease                      (3,649)  $ (78,936)
                                 ===================




 CLASS R2                         SHARES      AMOUNT
Six months ended April 30,
  2008:
Shares sold                        6,710   $  96,689
Shares issued to shareholders
  in reinvestment of dividends
  and distributions                2,172      34,672
Shares redeemed                   (1,431)    (21,462)
                                 -------------------
Net increase                       7,451   $ 109,899
                                 ===================
Year ended October 31, 2007:
Shares sold                       13,304   $ 228,306
Shares issued to shareholders
  in reinvestment of dividends
  and distributions                1,845      30,259
Shares redeemed                  (12,704)   (209,855)
                                 -------------------
Net increase                       2,445   $  48,710
                                 ===================






28    MainStay International Equity Fund

 CLASS R3                         SHARES    AMOUNT
Six months ended April 30, 2008:
Shares sold                          212   $ 3,217
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                      348     5,536
Shares redeemed                      (74)   (1,113)
                                  ----------------
Net increase                         486   $ 7,640
                                  ================
Year ended October 31, 2007:
Shares sold                        2,731   $48,880
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                       49       788
Shares redeemed                     (289)   (5,156)
                                  ----------------
Net increase                       2,491   $44,512
                                  ================



NOTE 10--OTHER MATTERS:

In 2004 the Securities and Exchange Commission ("SEC") raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to that fund's shareholders. Discussions are in progress with the SEC staff concerning a resolution of this matter.

NOTE 11--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2008, the Fund does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.


                                                   mainstayinvestments.com    29

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD



A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or (ii) on the SEC's website at www.sec.gov.


The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE



The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).



30    MainStay International Equity Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY LARGE CAP OPPORTUNITY FUND(2)
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP OPPORTUNITY FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND(2)
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-AO13027         (RECYCLE LOGO)            MS156-08           MSIE10-06/08
                                                                          10

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 MID CAP GROWTH FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2008

MESSAGE FROM

THE PRESIDENT
Stock and bond investors alike faced a series of challenges during the six months ended April 30, 2008. Lower real estate prices, slowing construction activity and weak consumer spending all took a toll on the U.S. economy. Growth in real gross national product declined dramatically in the fourth quarter of 2007 and, according to preliminary estimates, recovered only slightly in the first quarter of 2008.

Many financial institutions faced substantial write-downs on subprime mortgages and other lower-quality loans. As banks began to tighten their lending requirements, homeowners and businesses found it more difficult to raise needed capital. Recognizing the need for additional liquidity, the Federal Open Market Committee lowered the federal funds target rate and announced various programs to provide additional liquidity for financial institutions.

As the subprime mortgage crisis escalated, bond investors moved away from higher-risk debt securities toward the relative safety of U.S. Treasury issues. Caution also gripped the equity market as many investors shifted assets into sectors that tend to remain stable in periods of economic weakness.

Bonds generally fared much better than stocks during the six months ended April 30, 2008. All major U.S. stock market indexes declined over the same period, but small-capitalization stocks suffered the most. Among mid-cap and large-cap stocks, growth-oriented issues outperformed value-oriented ones. The market, which steadily declined until early March, closed the period with a modest upturn.

What is the best way to weather difficult markets? At MainStay, we believe that the consistent application of time-tested investment principles makes sense for investors with a long-term time horizon. All of our portfolio managers are aware of the forces that affected the markets during the six-month reporting period. Some may have significantly altered Fund positions to accommodate shifting market dynamics. Others may have simply stayed the course, with only minor portfolio adjustments. By paying close attention to the investment objectives and strategies of the respective Funds they manage, our portfolio managers seek to optimize performance over the long term.

The report that follows provides further details about the market forces and management decisions that affected your investment in MainStay Funds from November 1, 2007, through April 30, 2008. We hope that as you review these short-term results, you will maintain the long-term perspective that sound investing calls for in a shifting economic and market environment.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 MID CAP GROWTH FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2008

TABLE OF CONTENTS



SEMIANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                   10
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   12
---------------------------------------------

FINANCIAL STATEMENTS                       15
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              20
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        26
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       26

INVESTMENT AND PERFORMANCE COMPARISON*


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(1)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE      SINCE
TOTAL RETURNS              MONTHS     YEAR    YEARS    INCEPTION
----------------------------------------------------------------
With sales charges         -15.81%   -7.50%   16.20%      3.83%
Excluding sales charges    -10.91    -2.12    17.52       4.64




                                                            (With sales charges)
                                                             (PERFORMANCE GRAPH)

                                   MAINSTAY MID
                                    CAP GROWTH
                                  FUND INVESTOR    RUSSELL MIDCAP
                                      CLASS         GROWTH INDEX
                                  -------------    --------------
1/2/01                                9450.00         10000.00
                                      8789.00          8740.00
                                      8042.00          7429.00
                                      5878.00          6190.00
                                      8155.00          8428.00
                                      9393.00          9022.00
                                     12512.00         11572.00
                                     13464.00         12860.00
4/30/08                              13179.00         12611.00






CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE      SINCE
TOTAL RETURNS              MONTHS     YEAR    YEARS    INCEPTION
----------------------------------------------------------------
With sales charges         -15.81%   -7.50%   16.20%      3.83%
Excluding sales charges    -10.91    -2.12    17.52       4.64




                                                            (With sales charges)
                                                             (PERFORMANCE GRAPH)

              MAINSTAY MID
               CAP GROWTH
               FUND CLASS     RUSSELL MIDCAP
                    A          GROWTH INDEX
              ------------    --------------
1/2/01          23625.00         25000.00
                21971.00         21851.00
                20105.00         18571.00
                14695.00         15476.00
                20388.00         21069.00
                23483.00         22554.00
                31280.00         28931.00
                33659.00         32150.00
4/30/08         32946.00         31528.00






CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE      SINCE
TOTAL RETURNS              MONTHS     YEAR    YEARS    INCEPTION
----------------------------------------------------------------
With sales charges         -15.49%   -7.52%   16.47%      3.85%
Excluding sales charges    -11.30    -2.93    16.69       3.85




                                                            (With sales charges)
                                                             (PERFORMANCE GRAPH)

              MAINSTAY MID
               CAP GROWTH
               FUND CLASS     RUSSELL MIDCAP
                    B          GROWTH INDEX
              ------------    --------------
1/2/01          10000.00         10000.00
                 9270.00          8740.00
                 8420.00          7429.00
                 6100.00          6190.00
                 8410.00          8428.00
                 9620.00          9022.00
                12730.00         11572.00
                13596.00         12860.00
4/30/08         13197.00         12611.00




* Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00%, if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors and individual investors with a minimum initial investment of $5 million. Class R3 shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of 0.50% and are available in certain individual retirement accounts or in certain retirement plans. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. Class A, Class B and Class C shares were introduced on January 2, 2001.

1. Performance figures for Investor Class shares, first offered to the public on February 28, 2008, include the historical performance of Class A shares from inception through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for the Investor Class shares might have been lower.

THE FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE      SINCE
TOTAL RETURNS              MONTHS     YEAR    YEARS    INCEPTION
----------------------------------------------------------------
With sales charges         -12.08%   -3.78%   16.69%      3.85%
Excluding sales charges    -11.24    -2.86    16.69       3.85




                                                            (With sales charges)
                                                             (PERFORMANCE GRAPH)

                                  MAINSTAY MID
                                   CAP GROWTH
                                   FUND CLASS     RUSSELL MIDCAP
                                        C          GROWTH INDEX
                                  ------------    --------------
1/2/01                              10000.00         10000.00
                                     9270.00          8740.00
                                     8420.00          7429.00
                                     6100.00          6190.00
                                     8410.00          8428.00
                                     9610.00          9022.00
                                    12720.00         11572.00
                                    13585.00         12860.00
4/30/08                             13197.00         12611.00






CLASS I SHARES(2)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX      ONE      FIVE      SINCE
TOTAL RETURNS     MONTHS     YEAR    YEARS    INCEPTION
-------------------------------------------------------
                  -10.71%   -1.73%   17.95%      4.98%




                                                             (PERFORMANCE GRAPH)

              MAINSTAY MID
               CAP GROWTH
               FUND CLASS     RUSSELL MIDCAP
                    I          GROWTH INDEX
              ------------    --------------
1/2/01          10000.00         10000.00
                 9308.00          8740.00
                 8538.00          7429.00
                 6256.00          6190.00
                 8702.00          8428.00
                10056.00          9022.00
                13452.00         11572.00
                14531.00         12860.00
4/30/08         14280.00         12611.00






CLASS R2 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX      ONE      FIVE      SINCE
TOTAL RETURNS     MONTHS     YEAR    YEARS    INCEPTION
-------------------------------------------------------
                  -10.95%   -2.22%   17.41%      4.53%




                                                             (PERFORMANCE GRAPH)

              MAINSTAY MID
               CAP GROWTH
               FUND CLASS     RUSSELL MIDCAP
                    A          GROWTH INDEX
              ------------    --------------
1/2/01          10000.00         10000.00
                 9297.00          8740.00
                 8499.00          7429.00
                 6206.00          6190.00
                 8601.00          8428.00
                 9897.00          9022.00
                13170.00         11572.00
                14157.00         12860.00
4/30/08         13844.00         12611.00





2. Performance figures for Class I shares, first offered to the public on March 29, 2005, include the historical performance of Class A shares from inception through March 28, 2005, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for the Class I shares might have been lower.

3. Performance figures for Class R2 shares, first offered to the public on December 14, 2007, include the historical performance of Class A shares from January 2, 2001, through April 30, 2008 adjusted for differences in fees and expenses.
4. Performance figures for Class R3 shares, first offered to the public on April 28, 2006, include the historical performance of Class A shares from inception through April 27, 2006, adjusted for differences in certain contractual expenses and

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE AND THE FOOTNOTES ON THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Mid Cap Growth Fund

CLASS R3 SHARES(4)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX      ONE      FIVE      SINCE
TOTAL RETURNS     MONTHS     YEAR    YEARS    INCEPTION
-------------------------------------------------------
                  -10.89%   -2.20%   17.19%      4.32%




                                                             (PERFORMANCE GRAPH)

            MAINSTAY MID
             CAP GROWTH
             FUND CLASS     RUSSELL MIDCAP
                 R3          GROWTH INDEX
            ------------    --------------
1/2/01        10000.00         10000.00
               9289.00          8740.00
               8470.00          7429.00
               6169.00          6190.00
               8530.00          8428.00
               9790.00          9022.00
              12995.00         11572.00
              13943.00         12860.00
4/30/08       13637.00         12611.00






 BENCHMARK PERFORMANCE                     SIX      ONE      FIVE      SINCE
                                         MONTHS     YEAR    YEARS    INCEPTION
------------------------------------------------------------------------------
Russell Midcap(R) Growth Index(5)         -8.44%   -1.93%   15.29%      3.21%
Average Lipper mid-cap growth fund(6)    -10.98     0.59    13.78       2.36



   fees. Unadjusted, the performance shown for the Class R3 shares might have been lower.
5. The Russell Midcap(R) Growth Index is an unmanaged index that measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. The Russell Midcap(R) Growth Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
6. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    7

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MID CAP GROWTH FUND
--------------------------------------------------------------------------------
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2007, to April 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2007, to April 30, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended April 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                             ENDING ACCOUNT
                                             ENDING ACCOUNT                   VALUE (BASED
                                              VALUE (BASED                   ON HYPOTHETICAL
                                BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                 ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                  VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/07(3)        4/30/08       PERIOD(1)         4/30/08        PERIOD(1)
INVESTOR CLASS SHARES(2)        $1,000.00        $996.10         $ 2.59         $1,005.88         $ 2.60
---------------------------------------------------------------------------------------------------------
CLASS A SHARES                  $1,000.00        $890.90         $ 6.72         $1,017.75         $ 7.17
---------------------------------------------------------------------------------------------------------
CLASS B SHARES                  $1,000.00        $887.00         $10.51         $1,013.72         $11.22
---------------------------------------------------------------------------------------------------------
CLASS C SHARES                  $1,000.00        $887.60         $10.33         $1,013.92         $11.02
---------------------------------------------------------------------------------------------------------
CLASS I SHARES                  $1,000.00        $892.90         $ 4.57         $1,020.04         $ 4.87
---------------------------------------------------------------------------------------------------------
CLASS R3 SHARES                 $1,000.00        $891.10         $ 7.52         $1,016.91         $ 8.02
---------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.53% for Investor Class, 1.43% for Class A, 2.24% for Class B, 2.20% for Class C, 0.97% for Class I and 1.60% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 182 days for Classes A, B, C, I and R3 (to reflect the one-half year period) and 62 days for Investor Class (to reflect the since-inception period).
2. Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2008. Had these shares been offered for the full six-month period ended April 30, 2008, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $7.67 and the ending account value would have been $1,017.26.
3. Investor Class shares commenced operations on February 28, 2008.



8    MainStay Mid Cap Growth Fund

 INDUSTRY COMPOSITION AS OF APRIL 30, 2008



Health Care Equipment & Supplies         8.4%
Machinery                                7.0
Aerospace & Defense                      6.4
Energy Equipment & Services              6.3
Life Sciences Tools & Services           6.3
Oil, Gas & Consumable Fuels              4.9
Electronic Equipment & Instruments       4.5
Health Care Providers & Services         4.3
Software                                 3.7
Construction & Engineering               3.6
Semiconductors & Semiconductor
  Equipment                              3.4
Electrical Equipment                     3.3
Metals & Mining                          3.1
Specialty Retail                         2.8
Wireless Telecommunication Services      2.3
Internet Software & Services             2.2
Personal Products                        2.2
Capital Markets                          2.1
Biotechnology                            1.5
Textiles, Apparel & Luxury Goods         1.5
Diversified Financial Services           1.4
Exchange Traded Funds                    1.4
Communications Equipment                 1.3
Containers & Packaging                   1.3
Distributors                             1.3
Hotels, Restaurants & Leisure            1.2
Building Products                        1.1
Chemicals                                0.9
Media                                    0.8
Multiline Retail                         0.8
Diversified Consumer Services            0.6
Electric Utilities                       0.6
IT Services                              0.4
Diversified Telecommunication
  Services                               0.3
Short-Term Investment
  (collateral from securities lending
  is 14.3%)                             14.3
Liabilities in Excess of Cash and
  Other Assets                          (7.5)
                                       -----
                                       100.0%
                                       =====



See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2008 (EXCLUDING SHORT-TERM INVESTMENT)


    1.  Fluor Corp.
    2.  Amphenol Corp. Class A
    3.  Thermo Fisher Scientific, Inc.
    4.  Joy Global, Inc.
    5.  Alliant Techsystems, Inc.
    6.  Hologic, Inc.
    7.  Atwood Oceanics, Inc.
    8.  National Oilwell Varco, Inc.
    9.  Terex Corp.
   10.  Precision Castparts Corp.






                                                    mainstayinvestments.com    9

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS EDMUND C. SPELMAN AND ROBERT J. CENTRELLA OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY MID CAP GROWTH FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2008?

Excluding all sales charges, MainStay Mid Cap Growth Fund returned -10.91% for Investor Class shares,(1) -10.91% for Class A shares, -11.30% for Class B shares and -11.24% for Class C shares for the six months ended April 30, 2008. Over the same period, the Fund's Class I shares returned -10.71%, Class R2 shares(2) returned -10.95% and Class R3 shares returned -10.89%. Investor Class, Class A, Class I, Class R2 and Class R3 shares outperformed--and Class B and Class C shares underperformed--the -10.98% return of the average Lipper(3) mid-cap growth fund. All share classes underperformed the -8.44% return of the Russell Midcap(R) Growth Index,(4) the Fund's broad-based securities-market index, for the six months ended April 30, 2008. See pages 5 and 6 for Fund returns with sales charges.

WHAT KEY FACTORS AFFECTED THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

Favorable stock selection and overweight positions in materials and industrials helped the Fund's performance relative to the Russell Midcap(R) Growth Index during the six months ended April 30, 2008.

Economic weakness, tight credit markets and rising oil process hurt the performance of select Fund holdings in the consumer discretionary and information technology sectors and detracted from the Fund's relative performance. In addition, several subsectors of the energy sector decoupled from the price of oil, gas and coal. As a result, the Fund's energy holdings generally underperformed energy stocks in the benchmark.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE STRONG PERFORMERS AND WHICH STOCKS WERE WEAK?

The strongest contributors to the Fund's performance were mining equipment manufacturer Joy Global, steel mill operator Steel Dynamics and medical-equipment designer and manufacturer Respironics. Joy Global and Steel Dynamics both benefited from rising worldwide demand for commodities, including minerals, ores and steel. Respironics was acquired for a significant premium during the reporting period.

Major detractors from the Fund's performance included integrated oil producer Tesoro, casino resort owner and operator Las Vegas Sands and fertility diagnostic products manufacturer Inverness Medical Innovations. Tesoro's shares came under pressure, as investors worried that the dramatic rise in oil prices would affect the company's margins. Las Vegas Sands faced issues with its Asian properties and recessionary pressures in the United States that caused it to miss earnings projections again during the reporting period. Shares of Inverness Medical Innovations traded down on investor concerns about a pending acquisition.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

The Fund initiated a new position in deep-discount retailer Dollar Tree. Dollar Tree's stock performed well during the reporting period, as customers moved away from higher-priced stores to save money. The Fund also purchased shares of Actuant, which sells specialized electrical and industrial tools to distributors. Insulated from the slowdown in consumer spending, Actuant provided upside earnings surprises during the reporting period on the relative strength of commercial and industrial markets.

The Fund sold its positions in Garmin and FelCor Lodging Trust. Garmin is a leading GPS-based personal-navigation device manufacturer. The company faced stiff competition as cell phone manufacturers began putting GPS capability into their handsets. FelCor Lodging Trust is a real estate investment trust (REIT) focused on upscale full-service hotels. The company reported a series of earnings misses, driven in part by aggressive renovation activity. Weakness in FelCor's bottom line and the company's muted

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. Mid-capitalization companies are generally less established and their stocks may be more volatile and less liquid than the securities of larger companies. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price for the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. Performance for Class R2 shares prior to 12/14/07, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in fees and expenses for such shares.
3. See footnote on page 7 for more information on Lipper Inc.
4. See footnote on page 7 for more information on the Russell Midcap(R) Growth Index.


10    MainStay Mid Cap Growth Fund
outlook prompted us to sell the stock during the reporting period.

HOW DID THE FUND'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the reporting period, we reduced the Fund's position in the consumer staples sector, which brought an already underweight position to one that was even more underweight relative to the benchmark. The move reflected a more defensive posture in response to the deepening economic slowdown in the United States. Relative to the Russell Midcap(R) Growth Index, we also increased the Fund's already overweight positions in health care and industrials. In energy, the Fund moved from an overweight position relative to the Index to an underweight position as energy stocks grew less responsive to upward moves in the price of oil. We took this disconnect as a sign that energy stocks were reaching fair value in the minds of investors.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of April 30, 2008, the Fund was overweight in health care, industrials and materials relative to the Russell Midcap(R) Growth Index. On the same date, the Fund was underweight in consumer discretionary, consumer staples, financials, information technology and utilities.

Among these sectors, the Fund's positioning in consumer discretionary, financials and information technology benefited the Fund's relative performance. The Fund's allocations to consumer staples and utilities had a neutral impact on the Fund's relative performance during the reporting period.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    11

PORTFOLIO OF INVESTMENTS APRIL 30, 2008 UNAUDITED




                                        SHARES           VALUE
COMMON STOCKS (91.8%)+
--------------------------------------------------------------

AEROSPACE & DEFENSE (6.4%)
V  Alliant Techsystems, Inc.
  (a)(b)                                59,550   $   6,536,208
L-3 Communications Holdings,
  Inc.                                  52,200       5,817,690
V  Precision Castparts Corp.            52,100       6,124,876
                                                 -------------
                                                    18,478,774
                                                 -------------

BIOTECHNOLOGY (1.5%)
Cephalon, Inc. (a)(b)                   57,700       3,601,057
United Therapeutics Corp. (a)            8,800         743,600
                                                 -------------
                                                     4,344,657
                                                 -------------

BUILDING PRODUCTS (1.1%)
Lennox International, Inc.              93,400       3,095,276
                                                 -------------


CAPITAL MARKETS (2.1%)
Affiliated Managers Group,
  Inc. (a)(b)                           44,100       4,380,894
Ameriprise Financial, Inc.              33,800       1,605,162
                                                 -------------
                                                     5,986,056
                                                 -------------

CHEMICALS (0.9%)
Mosaic Co. (The) (a)                    21,800       2,670,718
                                                 -------------


COMMUNICATIONS EQUIPMENT (1.3%)
Harris Corp.                            69,300       3,744,279
                                                 -------------


CONSTRUCTION & ENGINEERING (3.6%)
V  Fluor Corp.                          49,100       7,505,917
Quanta Services, Inc. (a)(b)           111,500       2,959,210
                                                 -------------
                                                    10,465,127
                                                 -------------

CONTAINERS & PACKAGING (1.3%)
Crown Holdings, Inc. (a)               145,000       3,891,800
                                                 -------------


DISTRIBUTORS (1.3%)
LKQ Corp. (a)                          174,500       3,797,120
                                                 -------------


DIVERSIFIED CONSUMER SERVICES (0.6%)
Capella Education Co. (a)(b)            29,300       1,889,557
                                                 -------------


DIVERSIFIED FINANCIAL SERVICES (1.4%)
IntercontinentalExchange,
  Inc. (a)                              26,300       4,080,445
                                                 -------------


DIVERSIFIED TELECOMMUNICATION SERVICES (0.3%)
NTELOS Holdings Corp.                   36,600         947,208
                                                 -------------


ELECTRIC UTILITIES (0.6%)
DPL, Inc.                               63,700       1,772,771
                                                 -------------


ELECTRICAL EQUIPMENT (3.3%)
General Cable Corp. (a)                 63,800       4,274,600
Roper Industries, Inc.                  84,200       5,230,504
                                                 -------------
                                                     9,505,104
                                                 -------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (4.5%)
V  Amphenol Corp. Class A              160,600       7,416,508
Anixter International, Inc.
  (a)                                   48,000       2,734,560
Avnet, Inc. (a)                        108,900       2,852,091
                                                 -------------
                                                    13,003,159
                                                 -------------

ENERGY EQUIPMENT & SERVICES (6.3%)
V  Atwood Oceanics, Inc. (a)            63,400       6,383,746
FMC Technologies, Inc. (a)(b)           18,600       1,249,920
V  National Oilwell Varco,
  Inc. (a)                              92,400       6,324,780
Weatherford International,
  Ltd. (a)                              54,100       4,364,247
                                                 -------------
                                                    18,322,693
                                                 -------------

HEALTH CARE EQUIPMENT & SUPPLIES (8.4%)
ArthroCare Corp. (a)(b)                 18,800         847,128
Becton, Dickinson & Co.                 56,200       5,024,280
C.R. Bard, Inc. (b)                     30,100       2,834,517
Gen-Probe, Inc. (a)                     24,500       1,380,820
V  Hologic, Inc. (a)(b)                219,304       6,401,484
Hospira, Inc. (a)                       71,100       2,925,765
Inverness Medical
  Innovations, Inc. (a)(b)              28,600       1,058,200
St. Jude Medical, Inc. (a)              88,000       3,852,640
                                                 -------------
                                                    24,324,834
                                                 -------------

HEALTH CARE PROVIDERS & SERVICES (4.3%)
Coventry Health Care, Inc.
  (a)                                   29,650       1,326,244
DaVita, Inc. (a)                        34,700       1,818,627
Health Net, Inc. (a)                    15,500         453,995
Henry Schein, Inc. (a)(b)               91,000       5,038,670
Medco Health Solutions, Inc.
  (a)                                   77,900       3,859,166
                                                 -------------
                                                    12,496,702
                                                 -------------

HOTELS, RESTAURANTS & LEISURE (1.2%)
International Game Technology           84,500       2,935,530
Las Vegas Sands Corp. (a)(b)             8,400         640,248
                                                 -------------
                                                     3,575,778
                                                 -------------

INTERNET SOFTWARE & SERVICES (2.2%)
Akamai Technologies, Inc. (a)           69,100       2,471,707
Equinix, Inc. (a)(b)                    42,400       3,833,808
                                                 -------------
                                                     6,305,515
                                                 -------------



 +  Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of April 30, 2008, excluding short-term investments. May be subject to change daily.


12    MainStay Mid Cap Growth Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                        SHARES           VALUE
COMMON STOCK (CONTINUED)
IT SERVICES (0.4%)
NeuStar, Inc. Class A (a)(b)            40,500   $   1,114,155
                                                 -------------


LIFE SCIENCES TOOLS & SERVICES (6.3%)
ICON PLC, Sponsored ADR
  (a)(c)                                54,100       3,895,200
Millipore Corp. (a)                     39,500       2,768,950
Pharmaceutical Product
  Development, Inc.                    110,600       4,581,052
V  Thermo Fisher Scientific,
  Inc. (a)                             122,300       7,077,501
                                                 -------------
                                                    18,322,703
                                                 -------------

MACHINERY (7.0%)
Actuant Corp. Class A                  106,000       3,590,220
V  Joy Global, Inc.                     93,900       6,972,075
Oshkosh Corp. (b)                       88,200       3,580,920
V  Terex Corp. (a)                      88,700       6,180,616
                                                 -------------
                                                    20,323,831
                                                 -------------

MEDIA (0.8%)
Cablevision Systems Corp.
  Class A (a)(b)                        95,200       2,189,600
                                                 -------------


METALS & MINING (3.1%)
Allegheny Technologies, Inc.            39,300       2,705,019
Carpenter Technology Corp.              27,200       1,394,816
Commercial Metals Co.                   60,100       1,871,514
Steel Dynamics, Inc.                    84,100       2,930,885
                                                 -------------
                                                     8,902,234
                                                 -------------

MULTILINE RETAIL (0.8%)
Dollar Tree, Inc. (a)                   73,300       2,316,280
                                                 -------------


OIL, GAS & CONSUMABLE FUELS (4.9%)
Holly Corp.                             51,400       2,132,072
Newfield Exploration Co. (a)            98,700       5,997,012
Patriot Coal Corp. (a)                  11,150         736,457
Peabody Energy Corp.                    50,500       3,087,065
Tesoro Corp.                            94,100       2,365,674
                                                 -------------
                                                    14,318,280
                                                 -------------

PERSONAL PRODUCTS (2.2%)
Avon Products, Inc.                     73,000       2,848,460
Chattem, Inc. (a)(b)                    51,900       3,626,772
                                                 -------------
                                                     6,475,232
                                                 -------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.4%)
MEMC Electronic Materials,
  Inc. (a)                              81,500       5,132,055
Skyworks Solutions, Inc. (a)           235,700       2,048,233
Varian Semiconductor
  Equipment Associates, Inc.
  (a)                                   71,700       2,626,371
                                                 -------------
                                                     9,806,659
                                                 -------------

SOFTWARE (3.7%)
Autodesk, Inc. (a)                     100,100       3,803,800
FactSet Research Systems,
  Inc. (b)                              57,100       3,427,713
MICROS Systems, Inc. (a)                50,100       1,786,065
Progress Software Corp. (a)             58,700       1,774,501
                                                 -------------
                                                    10,792,079
                                                 -------------

SPECIALTY RETAIL (2.8%)
American Eagle Outfitters,
  Inc.                                 138,950       2,552,512
Dick's Sporting Goods, Inc.
  (a)                                   96,700       2,765,620
Guess?, Inc.                            73,300       2,805,924
                                                 -------------
                                                     8,124,056
                                                 -------------


TEXTILES, APPAREL & LUXURY GOODS (1.5%)
Coach, Inc. (a)                         82,500       2,934,525
Phillips-Van Heusen Corp.               31,300       1,321,173
                                                 -------------
                                                     4,255,698
                                                 -------------

WIRELESS TELECOMMUNICATION SERVICES (2.3%)
American Tower Corp. Class A
  (a)                                   71,600       3,108,872
SBA Communications Corp.
  Class A (a)                          111,100       3,592,974
                                                 -------------
                                                     6,701,846
                                                 -------------
Total Common Stocks
  (Cost $228,778,725)                              266,340,226
                                                 -------------


EXCHANGE TRADED FUNDS (1.4%)(D)
--------------------------------------------------------------

iShares Russell Midcap Growth
  Index Fund                            23,000       2,495,730
KBW Regional Banking ETF (b)            47,100       1,639,551
                                                 -------------
Total Exchange Traded Funds
  (Cost $4,396,603)                                  4,135,281
                                                 -------------


SHORT-TERM INVESTMENT (14.3%)
--------------------------------------------------------------

INVESTMENT COMPANY (14.3%)
State Street Navigator
  Securities Lending Prime
  Portfolio (e)                     41,373,340      41,373,340
                                                 -------------
Total Short-Term Investment
  (Cost $41,373,340)                                41,373,340
                                                 -------------
Total Investments
  (Cost $274,548,668) (f)                107.5%    311,848,847
Liabilities in Excess of
  Cash and Other Assets                   (7.5)    (21,802,600)
                                         -----    ------------
Net Assets                               100.0%  $ 290,046,247
                                         =====    ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

(a)  Non-income producing security.
(b)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities is $40,202,143; cash collateral of
     $41,373,340 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)  ADR--American Depositary Receipt.
(d) Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(e)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(f)  At April 30, 2008, cost is $274,632,045
     for federal income tax purposes and net
     unrealized appreciation is as follows:



     Gross unrealized appreciation    $45,142,218
     Gross unrealized depreciation     (7,925,416)
                                      -----------
     Net unrealized appreciation      $37,216,802
                                      ===========






14    MainStay Mid Cap Growth Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2008 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $274,548,668)
  including $40,202,143 market
  value of securities loaned         $311,848,847
Cash                                   19,942,317
Receivables:
  Fund shares sold                        493,842
  Dividends and interest                   51,808
Other assets                               58,853
                                     ------------
     Total assets                     332,395,667
                                     ------------
LIABILITIES:
Securities lending collateral          41,373,340
Payables:
  Fund shares redeemed                    516,923
  Manager (See Note 3)                    153,964
  Transfer agent (See Note 3)             121,331
  NYLIFE Distributors (See Note 3)         96,940
  Shareholder communication                55,841
  Professional fees                        24,691
  Custodian                                 5,149
  Trustees                                    902
Accrued expenses                              339
                                     ------------
     Total liabilities                 42,349,420
                                     ------------
Net assets                           $290,046,247
                                     ============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding
  (par value of $.01 per share)
  unlimited number of shares
  authorized                         $    232,047
Additional paid-in capital            246,648,504
                                     ------------
                                      246,880,551
Accumulated net investment loss        (1,260,479)
Accumulated undistributed net
  realized gain on investments          7,125,996
Net unrealized appreciation on
  investments                          37,300,179
                                     ------------
Net assets                           $290,046,247
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 22,955,296
                                     ============
Shares of beneficial interest
  outstanding                           1,808,713
                                     ============
Net asset value per share
  outstanding                        $      12.69
Maximum sales charge (5.50% of
  offering price)                            0.74
                                     ------------
Maximum offering price per share
  outstanding                        $      13.43
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $ 99,633,713
                                     ============
Shares of beneficial interest
  outstanding                           7,853,399
                                     ============
Net asset value per share
  outstanding                        $      12.69
Maximum sales charge (5.50% of
  offering price)                            0.74
                                     ------------
Maximum offering price per share
  outstanding                        $      13.43
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 50,316,082
                                     ============
Shares of beneficial interest
  outstanding                           4,210,633
                                     ============
Net asset value and offering price
  per share outstanding              $      11.95
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $ 37,727,223
                                     ============
Shares of beneficial interest
  outstanding                           3,157,797
                                     ============
Net asset value and offering price
  per share outstanding              $      11.95
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $ 76,835,523
                                     ============
Shares of beneficial interest
  outstanding                           5,970,244
                                     ============
Net asset value and offering price
  per share outstanding              $      12.87
                                     ============
CLASS R2*
Net assets applicable to
  outstanding shares                 $     25,000
                                     ============
Shares of beneficial interest
  outstanding                               1,970
                                     ============
Net asset value and offering price
  per share outstanding              $      12.69
                                     ============
CLASS R3
Net assets applicable to
  outstanding shares                 $  2,553,410
                                     ============
Shares of beneficial interest
  outstanding                             201,957
                                     ============
Net asset value and offering price
  per share outstanding              $      12.64
                                     ============




* Class R2 was seeded April 30, 2008. Investment operations did not commence until May 1, 2008.




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends                          $    422,601
  Interest                                256,715
  Income from securities
     loaned--net                          141,005
                                     ------------
     Total income                         820,321
                                     ------------
EXPENSES:
  Manager (See Note 3)                    933,145
  Transfer agent--Investor Class
     (See Note 3)                           7,551
  Transfer agent--Class A (See Note
     3)                                   183,523
  Transfer agent--Classes B and C
     (See Note 3)                         150,561
  Transfer agent--Class I and R3
     (See Note 3)                          15,263
  Distribution--Class B (See Note
     3)                                   200,902
  Distribution--Class C (See Note
     3)                                   144,423
  Distribution--Class R3 (See Note
     3)                                     1,166
  Distribution/Service--Investor
     Class (See Note 3)                     4,708
  Distribution/Service--Class A
     (See Note 3)                         154,119
  Service--Class B (See Note 3)            66,968
  Service--Class C (See Note 3)            48,141
  Distribution/Service--Class R3
     (See Note 3)                           1,166
  Registration                             38,630
  Shareholder communication                38,003
  Professional fees                        31,101
  Recordkeeping                            25,702
  Custodian                                 7,916
  Trustees                                  4,539
  Shareholder service--Class R3
     (See Note 3)                             466
  Miscellaneous                             6,659
                                     ------------
     Total expenses                     2,064,652
  Net recouped fees (See Note 3)           16,148
                                     ------------
     Net expenses                       2,080,800
                                     ------------
Net investment loss                    (1,260,479)
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain on investments        7,210,246
Net change in unrealized
  appreciation
  on investments                      (38,370,568)
                                     ------------
Net realized and unrealized loss on
  investments                         (31,160,322)
                                     ------------
Net decrease in net assets
  resulting
  from operations                    $(32,420,801)
                                     ============






16    MainStay Mid Cap Growth Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE MONTHS ENDED APRIL 30, 2008 UNAUDITED AND THE YEAR ENDED OCTOBER 31,
2007


                                       2008           2007
INCREASE IN NET ASSETS:
Operations:
 Net investment loss           $ (1,260,479)  $ (2,217,727)
 Net realized gain on
  investments                     7,210,246     14,589,240
 Net change in unrealized
  appreciation on investments   (38,370,568)    41,122,424
                               ---------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    (32,420,801)    53,493,937
                               ---------------------------

Distributions to shareholders:
 From net realized gain on investments:
    Class A                      (7,429,667)    (5,019,232)
    Class B                      (3,346,619)    (2,433,580)
    Class C                      (2,373,368)    (1,837,897)
    Class I                      (1,272,029)       (70,385)
    Class R3                        (32,821)       (31,948)
                               ---------------------------
 Total distributions to
  shareholders                  (14,454,504)    (9,393,042)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                        102,022,255     96,169,452
 Net asset value of shares
  issued to shareholders in
  reinvestment of
  distributions                  12,105,823      7,419,512
 Cost of shares redeemed        (63,530,063)   (88,589,528)
                               ---------------------------
    Increase in net assets
     derived from capital
     share transactions          50,598,015     14,999,436
                               ---------------------------
    Net increase in net
     assets                       3,722,710     59,100,331

NET ASSETS:
Beginning of period             286,323,537    227,223,206
                               ---------------------------
End of period                  $290,046,247   $286,323,537
                               ===========================
Accumulated net investment
 loss at end of period         $ (1,260,479)  $         --
                               ===========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                            INVESTOR CLASS
                                                            --------------                              CLASS A
                                                              FEBRUARY 28           ----------------------------------------------
                                                                2008**              SIX MONTHS
                                                                THROUGH                ENDED
                                                               APRIL 30,             APRIL 30,            YEAR ENDED OCTOBER 31,

                                                            ----------------------------------------------------------------------
                                                                2008***               2008***             2007              2006
Net asset value at beginning of period                          $ 12.74               $ 15.03           $  12.47          $  11.40
                                                                -------               -------           --------          --------
Net investment loss (a)                                           (0.03)                (0.05)             (0.09)            (0.09)
Net realized and unrealized gain (loss) on
  investments                                                     (0.02)                (1.53)              3.17              1.16
                                                                -------               -------           --------          --------
Total from investment operations                                  (0.05)                (1.58)              3.08              1.07
                                                                -------               -------           --------          --------
Less distributions:
  From net realized gain on investments                              --                 (0.76)             (0.52)               --
                                                                -------               -------           --------          --------
Net asset value at end of period                                $ 12.69               $ 12.69           $  15.03          $  12.47
                                                                =======               =======           ========          ========
Total investment return (b)                                       (0.39%)(c)           (10.91%)(c)         25.53%             9.39%
Ratios (to average net assets)/Supplemental Data:
  Net investment loss                                             (1.20%)+              (0.76%)+           (0.63%)           (0.69%)
  Net expenses                                                     1.53% +               1.43% +            1.50%             1.50%
  Expenses (before
     recoupment/waiver/reimbursement)                              1.53% +               1.42% +            1.44%             1.55%
Portfolio turnover rate                                              23%                   23%                48%               52%
Net assets at end of period (in 000's)                          $22,955               $99,634           $146,359          $124,741
                                                                                          CLASS A
                                                            -------------------------------------------------------------------
                                                                                               JANUARY 1,
                                                                                                 2003*                 YEAR
                                                                                                THROUGH                ENDED
                                                             YEAR ENDED OCTOBER 31,           OCTOBER 31,          DECEMBER 31,

                                                            -------------------------------------------------------------------
                                                              2005             2004               2003                 2002
Net asset value at beginning of period                      $  9.09          $  8.23            $  5.86               $  8.25
                                                            -------          -------            -------               -------
Net investment loss (a)                                       (0.10)           (0.09)             (0.07)                (0.09)
Net realized and unrealized gain (loss) on
  investments                                                  2.41             0.95               2.44                 (2.30)
                                                            -------          -------            -------               -------
Total from investment operations                               2.31             0.86               2.37                 (2.39)
                                                            -------          -------            -------               -------
Less distributions:
  From net realized gain on investments                          --               --                 --                    --
                                                            -------          -------            -------               -------
Net asset value at end of period                            $ 11.40          $  9.09            $  8.23               $  5.86
                                                            =======          =======            =======               =======
Total investment return (b)                                   25.41%           10.45%             40.44%(c)            (28.97%)
Ratios (to average net assets)/Supplemental Data:
  Net investment loss                                         (0.91%)          (0.99%)            (1.21%)+              (1.22%)
  Net expenses                                                 1.50%            1.50%              1.50% +               1.50%
  Expenses (before
     recoupment/waiver/reimbursement)                          1.63%            1.69%              1.95% +               1.81%
Portfolio turnover rate                                          44%              52%                42%                  188%
Net assets at end of period (in 000's)                      $48,597          $46,234            $35,473               $18,523




                                                                                   CLASS C
                                                    --------------------------------------------------------------------
                                                                                                              JANUARY 1,
                                                    SIX MONTHS                                                  2003*
                                                       ENDED                                                   THROUGH
                                                     APRIL 30,             YEAR ENDED OCTOBER 31,            OCTOBER 31,

                                                    --------------------------------------------------------------------
                                                      2008***       2007       2006       2005      2004         2003
Net asset value at beginning of period                $ 14.25     $ 11.94    $ 10.99    $  8.82    $ 8.05       $ 5.77
                                                      -------     -------    -------    -------    ------       ------
Net investment loss (a)                                 (0.09)      (0.18)     (0.17)     (0.17)    (0.15)       (0.11)
Net realized and unrealized gain (loss) on
  investments                                           (1.45)       3.01       1.12       2.34      0.92         2.39
                                                      -------     -------    -------    -------    ------       ------
Total from investment operations                        (1.54)       2.83       0.95       2.17      0.77         2.28
                                                      -------     -------    -------    -------    ------       ------
Less distributions:
  From net realized gain on investments                 (0.76)      (0.52)        --         --        --           --
                                                      -------     -------    -------    -------    ------       ------
Net asset value at end of period                      $ 11.95     $ 14.25    $ 11.94    $ 10.99    $ 8.82       $ 8.05
                                                      =======     =======    =======    =======    ======       ======
Total investment return (b)                            (11.24%)(c)  24.53%      8.64%     24.60%     9.57%       39.51%(c)
Ratios (to average net assets)/Supplemental Data:
  Net investment loss                                   (1.54%)+    (1.36%)    (1.44%)    (1.66%)   (1.74%)      (1.96%)+
  Net expenses                                           2.20% +     2.25%      2.25%      2.25%     2.25%        2.25% +
  Expenses (before
     recoupment/waiver/reimbursement)                    2.20% +     2.19%      2.30%      2.38%     2.44%        2.70% +
Portfolio turnover rate                                    23%         48%        52%        44%       52%          42%
Net assets at end of period (in 000's)                $37,727     $44,769    $42,625    $14,181    $3,580       $2,148
                                                       CLASS C
                                                    ------------
                                                        YEAR
                                                        ENDED
                                                    DECEMBER 31,

                                                    ------------
                                                        2002
Net asset value at beginning of period                 $  8.18
                                                       -------
Net investment loss (a)                                  (0.13)
Net realized and unrealized gain (loss) on
  investments                                            (2.28)
                                                       -------
Total from investment operations                         (2.41)
                                                       -------
Less distributions:
  From net realized gain on investments                     --
                                                       -------
Net asset value at end of period                       $  5.77
                                                       =======
Total investment return (b)                             (29.46%)
Ratios (to average net assets)/Supplemental Data:
  Net investment loss                                    (1.97%)
  Net expenses                                            2.25%
  Expenses (before
     recoupment/waiver/reimbursement)                     2.56%
Portfolio turnover rate                                    188%
Net assets at end of period (in 000's)                 $   871




*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
***  Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestments of dividends and distributions. Classes I and R3 shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.
(e)  Total return is calculated assuming a purchase of a share of the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to
     conform to generally accepted accounting principles.
(f)  Class R2 was seeded April 30, 2008. Investment operations did not commence until May 1, 2008.





18    MainStay Mid Cap Growth Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                          CLASS B
-------------------------------------------------------------------------------------------
                                                                 JANUARY 1,
      SIX MONTHS                                                   2003*           YEAR
         ENDED                                                    THROUGH          ENDED
       APRIL 30,             YEAR ENDED OCTOBER 31,             OCTOBER 31,    DECEMBER 31,

      -------------------------------------------------------------------------------------
        2008***       2007       2006       2005       2004         2003           2002
        $ 14.26     $ 11.95    $ 10.98    $  8.82    $  8.05      $  5.77         $  8.18
        -------     -------    -------    -------    -------      -------         -------
          (0.10)      (0.18)     (0.17)     (0.17)     (0.15)       (0.11)          (0.13)

          (1.45)       3.01       1.14       2.33       0.92         2.39           (2.28)
        -------     -------    -------    -------    -------      -------         -------
          (1.55)       2.83       0.97       2.16       0.77         2.28           (2.41)
        -------     -------    -------    -------    -------      -------         -------

          (0.76)      (0.52)        --         --         --           --             --
        -------     -------    -------    -------    -------      -------         -------
        $ 11.95     $ 14.26    $ 11.95    $ 10.98    $  8.82      $  8.05         $  5.77
        =======     =======    =======    =======    =======      =======         =======
         (11.30%)(c)  24.51%      8.83%     24.49%      9.57%       39.51%(c)      (29.46%)


          (1.58%)+    (1.37%)    (1.44%)    (1.66%)    (1.74%)      (1.96%)+        (1.97%)
           2.24% +     2.25%      2.25%      2.25%      2.25%        2.25% +         2.25%

           2.20% +     2.19%      2.30%      2.38%      2.44%        2.70% +         2.56%
             23%         48%        52%        44%        52%          42%            188%
        $50,316     $62,665    $57,469    $62,792    $35,710      $21,189         $ 7,899




                       CLASS I                           CLASS R2                    CLASS R3
----------------------------------------------------    ---------    ----------------------------------------
                                          MARCH 29,                                                APRIL 28,
      SIX MONTHS                            2005**                   SIX MONTHS        YEAR          2006**
         ENDED          YEAR ENDED         THROUGH                      ENDED         ENDED         THROUGH
       APRIL 30,       OCTOBER 31,       OCTOBER 31,    APRIL 30,     APRIL 30,    OCTOBER 31,    OCTOBER 31,

      -------------------------------------------------------------------------------------------------------
        2008***       2007      2006         2005         2008*        2008***         2007           2006

        $ 15.20     $ 12.56    $11.43       $10.45        $12.69       $ 14.99        $12.46         $13.24
        -------     -------    ------       ------        ------       -------        ------         ------
          (0.02)      (0.03)    (0.04)       (0.03)           --         (0.06)        (0.10)         (0.08)

          (1.55)       3.19      1.17         1.01            --         (1.53)         3.15          (0.70)(d)
        -------     -------    ------       ------        ------       -------        ------         ------
          (1.57)       3.16      1.13         0.98            --         (1.59)         3.05          (0.78)
        -------     -------    ------       ------        ------       -------        ------         ------

          (0.76)      (0.52)       --           --            --         (0.76)        (0.52)            --
        -------     -------    ------       ------        ------       -------        ------         ------
        $ 12.87     $ 15.20    $12.56       $11.43        $12.69(f)    $ 12.64        $14.99         $12.46
        =======     =======    ======       ======        ======       =======        ======         ======
         (10.71%)(c)  25.99%     9.89%        9.38% (c)       --        (10.89%)(c)    25.13% (e)     (5.89%)(c)


          (0.33%)+    (0.19%)   (0.28%)      (0.51%)+         --         (1.03%)+      (0.76%)        (1.27%)(d)+
           0.97% +     1.01%     1.07%        1.10% +         --          1.60% +       1.64%          1.62% +

           0.97% +     1.00%     1.04%        1.23% +         --          1.60% +       1.60%          1.75% +
             23%         48%       52%          44%           --            23%           48%            52%
        $76,836     $31,993    $1,626       $4,205        $   25       $ 2,553        $  536         $  762




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and comprises twenty-one funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Mid Cap Growth Fund (the "Fund"), a diversified fund.

The Fund currently offers seven classes of shares. Class A shares, Class B shares and Class C shares commenced on January 2, 2001. Class I shares commenced on March 29, 2005. Class R3 shares commenced on April 28, 2006. Class R2 shares commenced on December 14, 2007. Investor Class shares commenced on February 28, 2008. Investor Class and Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I, Class R2 and Class R3 shares are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The seven classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Investor Class, Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee. Class R2 and Class R3 shares are authorized to pay to New York Life Investment Management LLC, its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R2 or Class R3 shares, a shareholder service fee. Class R2 shares were seeded on April 30, 2008. Investment operations did not commence until May 1, 2008.

The Fund's investment objective is to seek long-term growth of capital.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor (if applicable), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2008, the Fund did not hold securities that were valued in such a manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial


20    MainStay Mid Cap Growth Fund
statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Fund's 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3, determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors including, but not limited to, ongoing analyses of tax laws and regulations, and interpretations, thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(H) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the

                                                   mainstayinvestments.com    21

Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

The Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.75% on assets up to $500 million and 0.70% on assets in excess of $500 million.

Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.60%; Class A, 1.29%; Class B, 2.35%; Class C, 2.35%; Class I, 1.12%; Class R2, 1.47%; and Class R3, 1.72%.
These expense limitations may be modified or terminated only with the approval of the Board of Trustees. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the six months ended April 30, 2008, the Manager earned fees from the Fund in the amount of $933,145 and recouped its fees in the amount of $16,148.

As of April 30, 2008, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

OCTOBER 31,
   2009*        TOTAL
   $2,517      $2,517




* The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

Between August 1, 2007 to April 1, 2008, NYLIM had a written expense limitation agreement under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses did not exceed the following amounts of average daily net assets for each class: Class A, 1.50%; Class B, 2.25%; Class C, 2.25%; Class I, 1.12% and Class R3, 1.72%. Between December 14, 2007 to March 1, 2008, NYLIM had a written expense limitation agreement that set the expense limit for Class R2 Shares at 1.39%. Prior to August 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.

State Street Bank and Trust Company ("SSBT"), 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, SSBT is compensated by NYLIM.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Investor Class, Class A, Class B, Class C, Class R2 and Class R3 shares, has adopted a distribution plan (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class, Class A and Class R2 shares, which is an expense of the Investor Class, Class A and Class R2 shares of the Fund, for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution fee from the Fund at the annual rate of 0.50% of the average daily net assets of the Fund's Class R3 shares, which is an expense of the Class R3 shares of the Fund for distribution or service activities as designated by the Distributor. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

In accordance with the Shareholder Services Plans for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager is entitled to a Shareholder Service


22    MainStay Mid Cap Growth Fund

Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R2 and Class R3 shares.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $2,063 and $23,790, respectively, for the six months ended April 30, 2008. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $235, $45,027 and $3,006, respectively, for the six months ended April 30, 2008.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the six months ended April 30, 2008, amounted to $356,898.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(F) CAPITAL. At April 30, 2008, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Investor Class                   $24,902     0.1%
-------------------------------------------------
Class A                              274    0.0*
-------------------------------------------------
Class C                              132    0.0*
-------------------------------------------------
Class I                            2,704    0.0*
-------------------------------------------------
Class R2                          25,000    100
-------------------------------------------------
Class R3                          10,494    0.4
-------------------------------------------------



* Less than one-tenth of a percent.

(G) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the six months ended April 30, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $4,384.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $25,702 for the six months ended April 30, 2008.

NOTE 4--FEDERAL INCOME TAX:

The tax character of distributions paid during the year ended October 31, 2007 shown in the Statement of Changes in Net Assets, was as follows:

                                            2007
Distributions paid from:
  Long-Term Capital Gains             $9,393,042
------------------------------------------------



NOTE 5--CUSTODIAN:

SSBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds pay a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which serves as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six months ended April 30, 2008.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2008, purchases and sales of securities, other than short-term securities, were $86,609 and $55,116, respectively.


                                                   mainstayinvestments.com    23

NOTE 8--CAPITAL SHARE TRANSACTIONS:


 INVESTOR CLASS                   SHARES         AMOUNT
Period ended April 30,
  2008*:
Shares sold                       35,583   $    438,290
Shares redeemed                  (77,429)      (960,745)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                     (41,846)      (522,455)
Shares converted from Class
  A (See Note 1)               1,836,389     21,687,753
Shares converted from Class
  B  (See Note 1)                 14,170        165,368
                              -------------------------
Net increase                   1,808,713   $ 21,330,666
                              =========================
* Investor Class shares were first offered on February
  28, 2008.


 CLASS A                          SHARES         AMOUNT
Six months ended April 30,
  2008:
Shares sold                    1,439,627   $ 18,636,155
Shares issued to
  shareholders in
  reinvestment of
  distributions                  448,554      6,185,563
Shares redeemed               (2,063,131)   (26,111,811)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (174,950)    (1,290,093)
Shares reacquired upon
  conversion into Investor
  Class (See Note 1)          (1,837,945)   (21,687,753)
Shares converted from Class
  B
  (See Note 1)                   125,579      1,598,189
                              -------------------------
Net decrease                  (1,887,316)  $(21,379,657)
                              =========================
Year ended October 31, 2007:
Shares sold                    3,253,463   $ 44,981,588
Shares issued to
  shareholders in
  reinvestment of
  distributions                  325,587      4,066,580
Shares redeemed               (4,089,454)   (54,815,941)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (510,404)    (5,767,773)
Shares converted from Class
  B
  (See Note 1)                   250,885      3,433,694
                              -------------------------
Net decrease                    (259,519)  $ (2,334,079)
                              =========================


 CLASS B                          SHARES         AMOUNT
Six months ended April 30,
  2008:
Shares sold                      403,250   $  4,930,416
Shares issued to
  shareholders in
  reinvestment of
  distributions                  240,658      3,135,797
Shares redeemed                 (681,087)    (8,095,114)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                     (37,179)       (28,901)
Shares reacquired upon
  conversion into Class A
  (See Note 1)                  (133,018)    (1,598,189)
Shares reacquired upon
  conversion into Investor
  Class (See Note 1)             (15,131)      (165,368)
                              -------------------------
Net decrease                    (185,328)  $ (1,792,458)
                              =========================
Year ended October 31, 2007:
Shares sold                      776,145   $ 10,219,084
Shares issued to
  shareholders in
  reinvestment of
  distributions                  190,362      2,271,021
Shares redeemed               (1,118,026)   (14,328,096)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (151,519)    (1,837,991)
Shares reacquired upon
  conversion into Class A
  (See Note 1)                  (263,552)    (3,433,694)
                              -------------------------
Net decrease                    (415,071)  $ (5,271,685)
                              =========================


 CLASS C                          SHARES         AMOUNT
Six months ended April 30,
  2008:
Shares sold                      437,060   $  5,356,870
Shares issued to
  shareholders in
  reinvestment of
  distributions                  113,870      1,483,727
Shares redeemed                 (534,653)    (6,423,255)
                              -------------------------
Net increase                      16,277   $    417,342
                              =========================
Year ended October 31, 2007:
Shares sold                      944,987   $ 12,291,696
Shares issued to
  shareholders in
  reinvestment of
  distributions                   82,110        979,578
Shares redeemed               (1,455,609)   (18,594,858)
                              -------------------------
Net decrease                    (428,512)  $ (5,323,584)
                              =========================


 CLASS I                          SHARES         AMOUNT
Six months ended April 30,
  2008:
Shares sold                    5,447,453   $ 70,565,271
Shares issued to
  shareholders in
  reinvestment of
  distributions                   90,825      1,267,915
Shares redeemed               (1,673,049)   (21,845,175)
                              -------------------------
Net increase                   3,865,229   $ 49,988,011
                              =========================
Year ended October 31, 2007:
Shares sold                    2,001,332   $ 28,618,045
Shares issued to
  shareholders in
  reinvestment of
  distributions                    5,587         70,385
Shares redeemed                  (31,324)      (448,215)
                              -------------------------
Net increase                   1,975,595   $ 28,240,215
                              =========================





24    MainStay Mid Cap Growth Fund

 CLASS R2                         SHARES         AMOUNT
Period ended April 30,
  2008**:
Shares sold                        1,970   $     25,000
                              -------------------------
Net increase                       1,970   $     25,000
                              =========================
** Class R2 was seeded April 30, 2008. Investment
   operations did not commence until May 1, 2008.


 CLASS R3                         SHARES         AMOUNT
Six months ended April 30,
  2008:
Shares sold                      171,053   $  2,070,253
Shares issued to
  shareholders in
  reinvestment of
  distributions                    2,389         32,821
Shares redeemed                   (7,281)       (93,963)
                              -------------------------
Net increase                     166,161   $  2,009,111
                              =========================
Year ended October 31, 2007:
Shares sold                        4,360   $     59,039
Shares issued to
  shareholders in
  reinvestment of
  distributions                    2,559         31,948
Shares redeemed                  (32,282)      (402,418)
                              -------------------------
Net decrease                     (25,363)  $   (311,431)
                              =========================



NOTE 9--OTHER MATTERS:

In 2004 the Securities and Exchange Commission ("SEC") raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to that fund's shareholders. Discussions are in progress with the SEC staff concerning a resolution of this matter.

NOTE 10--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2008, the Fund does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.


                                                   mainstayinvestments.com    25

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or (ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling (1-800-SEC-0330).



26    MainStay Mid Cap Growth Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY LARGE CAP OPPORTUNITY FUND(2)
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP OPPORTUNITY FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND(2)
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-AO13120         (RECYCLE LOGO)            MS156-08           MSMG10-06/08
                                                                          11

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 VALUE FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2008

MESSAGE FROM

THE PRESIDENT
Stock and bond investors alike faced a series of challenges during the six months ended April 30, 2008. Lower real estate prices, slowing construction activity and weak consumer spending all took a toll on the U.S. economy. Growth in real gross national product declined dramatically in the fourth quarter of 2007 and, according to preliminary estimates, recovered only slightly in the first quarter of 2008.

Many financial institutions faced substantial write-downs on subprime mortgages and other lower-quality loans. As banks began to tighten their lending requirements, homeowners and businesses found it more difficult to raise needed capital. Recognizing the need for additional liquidity, the Federal Open Market Committee lowered the federal funds target rate and announced various programs to provide additional liquidity for financial institutions.

As the subprime mortgage crisis escalated, bond investors moved away from higher-risk debt securities toward the relative safety of U.S. Treasury issues. Caution also gripped the equity market as many investors shifted assets into sectors that tend to remain stable in periods of economic weakness.

Bonds generally fared much better than stocks during the six months ended April 30, 2008. All major U.S. stock market indexes declined over the same period, but small-capitalization stocks suffered the most. Among mid-cap and large-cap stocks, growth-oriented issues outperformed value-oriented ones. The market, which steadily declined until early March, closed the period with a modest upturn.

What is the best way to weather difficult markets? At MainStay, we believe that the consistent application of time-tested investment principles makes sense for investors with a long-term time horizon. All of our portfolio managers are aware of the forces that affected the markets during the six-month reporting period. Some may have significantly altered Fund positions to accommodate shifting market dynamics. Others may have simply stayed the course, with only minor portfolio adjustments. By paying close attention to the investment objectives and strategies of the respective Funds they manage, our portfolio managers seek to optimize performance over the long term.

The report that follows provides further details about the market forces and management decisions that affected your investment in MainStay Funds from November 1, 2007, through April 30, 2008. We hope that as you review these short-term results, you will maintain the long-term perspective that sound investing calls for in a shifting economic and market environment.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 VALUE FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2008

TABLE OF CONTENTS



SEMIANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                   10
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   12
---------------------------------------------

FINANCIAL STATEMENTS                       14
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              22
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        29
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       29

INVESTMENT AND PERFORMANCE COMPARISON*


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(1)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE       FIVE        TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS*()    YEARS*
-----------------------------------------------------------
With sales charges         -14.55%   -11.78%      9.93%     2.48%
Excluding sales charges     -9.58     -6.64      11.18      3.06




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                  MAINSTAY VALUE
                                    FUND CLASS      RUSSELL 1000
                                         B           VALUE INDEX
                                  --------------    ------------
4/30/98                               9450.00         10000.00
                                      9018.00         11408.80
                                      8475.00         10966.30
                                      9801.00         11671.00
                                      9435.00         11214.90
                                      7520.00          9755.69
                                      9477.00         12318.00
                                     10241.00         14033.20
                                     12027.00         16602.00
                                     13686.00         19614.50
4/30/08                              12776.00         17854.90






CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE       TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS*    YEARS*
---------------------------------------------------------
With sales charges         -14.69%   -11.92%     9.90%    2.46%
Excluding sales charges     -9.72     -6.79     11.15     3.05




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                         MAINSTAY VALUE
                           FUND CLASS      RUSSELL 1000
                                A           VALUE INDEX
                         --------------    ------------
4/30/98                     23625.00         25000.00
                            22545.00         28522.00
                            21188.00         27416.00
                            24503.00         29177.00
                            23587.00         28037.00
                            18801.00         24389.00
                            23692.00         30795.00
                            25604.00         35083.00
                            30067.00         41505.00
                            34214.00         49036.00
4/30/08                     31890.00         44637.00






CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE       TEN
TOTAL RETURNS              MONTHS     YEAR     YEARS*    YEARS*
---------------------------------------------------------
With sales charges         -14.09%   -11.63%    10.05%    2.27%
Excluding sales charges    -10.07     -7.50     10.32     2.27




                                                            (With sales charges)
(PERFORMANCE GRAPH)

              MAINSTAY VALUE
                FUND CLASS      RUSSELL 1000
                     B           VALUE INDEX
              --------------    ------------
4/30/98          10000.00         10000.00
                  9469.83         11408.80
                  8831.86         10966.30
                 10134.60         11671.00
                  9684.03         11214.90
                  7659.50          9755.69
                  9583.82         12318.00
                 10275.30         14033.20
                 11980.40         16602.00
                 13531.80         19614.50
4/30/08          12517.00         17854.90





* Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00%, if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors and individual investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of 0.25%. Class R1 and Class R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not

THE DISCLOSURE AND FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES(2)--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE       TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS*    YEARS*
--------------------------------------------------------
With sales charges         -10.83%   -8.32%    10.32%    2.27%
Excluding sales charges    -10.03    -7.50     10.32     2.27




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                  MAINSTAY VALUE
                                    FUND CLASS      RUSSELL 1000
                                         C           VALUE INDEX
                                  --------------    ------------
4/30/98                              10000.00         10000.00
                                      9470.00         11409.00
                                      8832.00         10966.00
                                     10135.00         11671.00
                                      9684.00         11215.00
                                      7659.00          9756.00
                                      9584.00         12318.00
                                     10275.00         14033.00
                                     11980.00         16602.00
                                     13532.00         19614.00
4/30/08                              12517.00         17855.00






CLASS I SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX      ONE      FIVE       TEN
TOTAL RETURNS     MONTHS     YEAR    YEARS*    YEARS*
-----------------------------------------------
                   -9.51%   -6.37%    11.54%    3.34%




(PERFORMANCE GRAPH)

                     MAINSTAY VALUE
                       FUND CLASS      RUSSELL 1000
                            I           VALUE INDEX
                     --------------    ------------
4/30/98                 10000.00         10000.00
                         9561.00         11409.00
                         9007.00         10966.00
                        10430.00         11671.00
                        10068.00         11215.00
                         8044.00          9756.00
                        10177.00         12318.00
                        11011.00         14033.00
                        12970.00         16602.00
                        14832.00         19614.00
4/30/08                 13887.00         17855.00






CLASS R1 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX      ONE      FIVE       TEN
TOTAL RETURNS     MONTHS     YEAR    YEARS*    YEARS*
-----------------------------------------------
                   -9.54%   -6.44%    11.46%    3.25%




(PERFORMANCE GRAPH)

              MAINSTAY VALUE
                FUND CLASS      RUSSELL 1000
                    R1           VALUE INDEX
              --------------    ------------
4/30/98          10000.00         10000.00
                  9551.00         11409.00
                  8987.00         10966.00
                 10397.00         11671.00
                 10026.00         11215.00
                  7999.00          9756.00
                 10107.00         12318.00
                 10945.00         14033.00
                 12882.00         16602.00
                 14711.00         19614.00
4/30/08          13763.00         17855.00





    cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. Performance figures shown reflect nonrecurring reimbursements from affiliates for professional fees and losses attributable to shareholder trading arrangements. If these nonrecurring reimbursements had not been made the total return (excluding sales charges) would have been 11.14% for Class A, 10.27% for Class B, 10.30% for Class C, 11.54% for Class I, 11.45% for Class R1 and 11.14% for Class R2 for the five-year period ended April 30, 2008, and 3.04% for Class A, 2.25% for Class B, 2.26% for Class C, 3.34% for Class I, 3.24% for Class R1 and 2.98% for Class R2 for the ten-year period then ended. Investor Class shares were not affected because the reimbursement occurred prior to the launch of the share class.
1. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares from January 1, 1998, through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for the Investor Class might have been lower.
2. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from January 1, 1998, through August 31, 1998.
3. Performance figures for Class I, R1 and R2 shares, each of which was first offered on January 2, 2004, include the historical performance of Class B shares from January 1, 1998, through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for Class I, R1 and R2 shares might have been lower.

THE DISCLOSURE ON THE PRECEDING PAGE AND THE FOOTNOTES ON THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Value Fund

CLASS R2 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX      ONE       FIVE         TEN
TOTAL RETURNS     MONTHS     YEAR    YEARS(1)    YEARS(1)
-------------------------------------------------
                   -9.68%   -6.78%     11.15%      2.98%




(PERFORMANCE GRAPH)

                                  MAINSTAY VALUE
                                    FUND CLASS      RUSSELL 1000
                                        R2           VALUE INDEX
                                  --------------    ------------
4/30/98                              10000.00         10000.00
                                      9532.00         11409.00
                                      8945.00         10966.00
                                     10326.00         11671.00
                                      9932.00         11215.00
                                      7910.00          9756.00
                                      9965.00         12318.00
                                     10767.00         14033.00
                                     12640.00         16602.00
                                     14393.00         19614.00
4/30/08                              13417.00         17855.00






 BENCHMARK PERFORMANCE                      SIX      ONE      FIVE     TEN
                                          MONTHS     YEAR    YEARS    YEARS
---------------------------------------------------------------------------
------------------------------------------------------------------

Russell 1000(R) Value Index(4)             -9.83%   -8.97%   12.85%    5.97%
Average Lipper large-cap value fund(5)    -10.34    -7.92    11.27     4.51



4. The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. The Russell 1000(R) Value Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
5. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similiar funds with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    7

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VALUE FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2007, to April 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2007, to April 30, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended April 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                             ENDING ACCOUNT
                                             ENDING ACCOUNT                   VALUE (BASED
                                              VALUE (BASED                   ON HYPOTHETICAL
                                BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                 ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                  VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/07(3)        4/30/08       PERIOD(1)         4/30/08        PERIOD(1)
INVESTOR CLASS(2)               $1,000.00       $1,009.20        $2.16          $1,006.32         $2.16
---------------------------------------------------------------------------------------------------------

CLASS A SHARES                  $1,000.00       $  902.80        $5.54          $1,019.05         $5.87
---------------------------------------------------------------------------------------------------------

CLASS B SHARES                  $1,000.00       $  899.30        $9.11          $1,015.27         $9.67
---------------------------------------------------------------------------------------------------------

CLASS C SHARES                  $1,000.00       $  899.70        $9.16          $1,015.22         $9.72
---------------------------------------------------------------------------------------------------------

CLASS I SHARES                  $1,000.00       $  904.90        $3.36          $1,021.33         $3.57
---------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                 $1,000.00       $  904.60        $3.79          $1,020.89         $4.02
---------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                 $1,000.00       $  903.20        $5.02          $1,019.59         $5.32
---------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.27% for Investor Class, 1.17% for Class A, 1.93% for Class B, 1.94% for Class C, 0.71% for Class I, 0.80% for Class R1 and 1.06% for Class R2) multiplied by the average account value over the period, divided by 366 and multiplied by 182 days for Classes A, B, C, I, R1 and R2 (to reflect the one-half year period) and 62 days for Investor Class (to reflect the since-inception period).
2. Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2008. Had these shares been offered for the full six-month period ended April 30, 2008, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $6.37 and the ending account value would have been $1,018.55.
3. Investor Class shares commenced operations on February 28, 2008.



8    MainStay Value Fund

 INDUSTRY COMPOSITION AS OF APRIL 30, 2008



Oil, Gas & Consumable Fuels             13.0%
Pharmaceuticals                          8.7
Diversified Financial Services           7.4
Diversified Telecommunication
  Services                               6.5
Food & Staples Retailing                 5.5
Insurance                                5.4
Commercial Banks                         4.4
Specialty Retail                         3.9
Capital Markets                          3.8
Multiline Retail                         3.6
Aerospace & Defense                      3.4
Energy Equipment & Services              3.0
Electric Utilities                       2.8
Semiconductors & Semiconductor
  Equipment                              2.8
Metals & Mining                          2.5
Health Care Providers & Services         2.2
Industrial Conglomerates                 2.0
Communications Equipment                 1.8
Computers & Peripherals                  1.7
Chemicals                                1.5
Household Products                       1.5
Media                                    1.4
Food Products                            1.3
Thrifts & Mortgage Finance               1.3
Air Freight & Logistics                  1.2
Hotels, Restaurants & Leisure            1.0
Exchange Traded Fund                     1.0
IT Services                              0.5
Short-Term Investment                    4.1
  (collateral from securities lending
     is 4.1%)
Written Call Option                     (0.0)*
Written Put Option                      (0.0)*
Cash and Other Assets, Less
  Liabilities                            0.8
                                       -----
                                       100.0%
                                       =====



* Less than one-tenth of a percent.

See Portfolio of Investments on page 12 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  AT&T, Inc.
    2.  Bank of America Corp.
    3.  ExxonMobil Corp.
    4.  Intel Corp.
    5.  Verizon Communications, Inc.
    6.  Johnson & Johnson
    7.  Chevron Corp.
    8.  ConocoPhillips
    9.  JPMorgan Chase & Co.
   10.  PNC Financial Services Group, Inc.






                                                    mainstayinvestments.com    9

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGER RICHARD A. ROSEN, CFA, OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY VALUE FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX-MONTH REPORTING PERIOD?

Excluding all sales charges, MainStay Value Fund returned -9.58% for Investor Class shares,(1) -9.72% for Class A shares, -10.07% for Class B shares and -10.03% for Class C shares for the six months ended April 30, 2008. Over the same period, the Fund's Class I shares returned -9.51%, Class R1 shares returned -9.54% and Class R2 shares returned -9.68%. All share classes outperformed the -10.34% return of the average Lipper(2) large-cap value fund for the six-month reporting period. With the exception of Class B and Class C shares, all share classes outperformed the -9.83% return of the Russell 1000(R) Value Index,(3) the Fund's broad-based securities-market index, for the six months ended April 30, 2008. See pages 5 and 6 for Fund returns with sales charges.

WHICH FUND HOLDINGS WERE PARTICULARLY STRONG DURING THE REPORTING PERIOD?

As a group, energy stocks tended to perform well during the reporting period. Hess, an integrated oil company, was a strong contributor to the Fund's performance. The dramatic rise in crude oil prices during the reporting period and investor optimism about the size of Hess's oilfields off the coast of Brazil helped drive the company's stock price upward. Energy services company Baker Hughes, which was a new position for the Fund, and driller Diamond Offshore Drilling also added value to the Fund during the reporting period. We reduced the Fund's positions in Hess and Diamond Offshore Drilling as the stocks approached the respective price targets we had previously set.

During the reporting period, several consumer-related holdings also contributed positively to the Fund's results relative to the Russell 1000(R) Value Index. Retailers Wal-Mart Stores and TJX Cos. performed particularly well. We reduced the Fund's positions in each of these holdings as they approached our price targets.

On the whole the information technology sector was a positive contributor to Fund performance during the reporting period. IBM performed well, and we reduced the Fund's position in the stock near our price target.

WHICH POSITIONS DETRACTED FROM THE FUND'S PERFORMANCE DURING THE REPORTING
PERIOD?

Frontier Oil is an oil refiner that detracted from the Fund's performance from the time of the Fund's initial purchase in December 2007 through the end of the reporting period. Shrinking refining margins had a negative impact on the company's results. Since we believed that the long-term fundamentals for Frontier Oil's business model remained sound, we added to the Fund's position in the stock during the reporting period.

The credit and housing crisis translated into a difficult six months for several of the Fund's financial holdings. Although the Fund's underweight exposure to the sector proved beneficial, some individual holdings, including mortgage underwriters Fannie Mae and Freddie Mac, detracted from performance. Share prices at both companies dropped substantially on concerns about credit losses and foreclosures. We continued to hold the positions in light of an improving regulatory climate and the potential for high earnings power should the housing market stabilize.

In information technology, Intel detracted from performance, as earnings expectations for 2008 ratcheted downward. We continued to hold the position because of historically low valuations and the company's market share gains.

Health insurer UnitedHealth Group's shares price declined, as higher medical costs crimped the company's margins. Shares of Sprint Nextel moved lower as the company lost contract subscribers. We sold the Fund's entire position in Sprint Nextel midway through the reporting period.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

We established a new position in apparel retailer Kohl's. We felt that the stock's valuation was attractive and that the catalysts that prompted our investment were solid. Kohl's share price rose from the time of our purchase through the end of April, which helped the Fund's performance.


The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or that they may even go down in value. Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings.
1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See footnote on page 7 for more information about Lipper Inc.
3. See footnote on page 7 for more information on the Russell 1000(R) Value
   Index.


10    MainStay Value Fund

During the reporting period, we also initiated positions in materials companies Freeport-McMoRan Copper & Gold and Nucor, each of which saw its share price rise from the time of purchase through the end of April. Favorable global supply-and-demand conditions drove commodities such as copper (Freeport-McMoRan's chief product) and steel (Nucor's chief product) to historically high levels. We added to both positions during the reporting period and ultimately sold the Fund's entire Nucor position at our price target.

As previously mentioned, the Fund sold positions in Hess, Diamond Offshore Drilling, Wal-Mart, TJX, IBM and UnitedHealth Group.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of April 30, 2008, the Fund was overweight relative to the Russell 1000(R) Value Index in the health care, information technology and consumer discretionary sectors. As of the same date, the Fund was underweight in the financials, utilities, industrials and consumer staples sectors. The Fund's weightings were roughly neutral to the Index in energy, materials and telecommunication services.



The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    11

PORTFOLIO OF INVESTMENTS+++ APRIL 30, 2008 UNAUDITED




                                        SHARES           VALUE
COMMON STOCKS (94.1%)+
--------------------------------------------------------------

AEROSPACE & DEFENSE (3.4%)
Honeywell International,
  Inc.                                 149,600   $   8,886,240
Northrop Grumman Corp.                 139,200      10,240,944
                                                 -------------
                                                    19,127,184
                                                 -------------

AIR FREIGHT & LOGISTICS (1.2%)
FedEx Corp.                             71,800       6,883,466
                                                 -------------


CAPITAL MARKETS (3.8%)
Bank of New York Mellon
  Corp. (The)                           64,678       2,815,433
Goldman Sachs Group, Inc.
  (The)                                 48,630       9,306,323
Merrill Lynch & Co., Inc.               76,800       3,826,944
Morgan Stanley                         120,600       5,861,160
                                                 -------------
                                                    21,809,860
                                                 -------------

CHEMICALS (1.5%)
E.I. du Pont de Nemours &
  Co.                                  173,900       8,505,449
                                                 -------------


COMMERCIAL BANKS (4.4%)
V  PNC Financial Services
  Group, Inc.                          194,300      13,474,705
U.S. Bancorp                           120,000       4,066,800
Wells Fargo & Co.                      246,600       7,336,350
                                                 -------------
                                                    24,877,855
                                                 -------------

COMMUNICATIONS EQUIPMENT (1.8%)
Nokia OYJ, Sponsored ADR (a)           342,800      10,307,996
                                                 -------------


COMPUTERS & PERIPHERALS (1.7%)
International Business
  Machines Corp.                        82,400       9,945,680
                                                 -------------


DIVERSIFIED FINANCIAL SERVICES (7.4%)
V  Bank of America Corp.               454,726      17,070,414
Citigroup, Inc. (b)                    430,766      10,885,457
V  JPMorgan Chase & Co.                288,392      13,741,879
                                                 -------------
                                                    41,697,750
                                                 -------------

DIVERSIFIED TELECOMMUNICATION SERVICES (6.5%)
V  AT&T, Inc.                          538,100      20,829,851
V  Verizon Communications,
  Inc.                                 414,600      15,953,808
                                                 -------------
                                                    36,783,659
                                                 -------------

ELECTRIC UTILITIES (2.8%)
Duke Energy Corp.                      408,700       7,483,297
FirstEnergy Corp.                      113,100       8,554,884
                                                 -------------
                                                    16,038,181
                                                 -------------

ENERGY EQUIPMENT & SERVICES (3.0%)
Baker Hughes, Inc.                      80,900       6,543,192
Diamond Offshore Drilling,
  Inc.                                  41,500       5,204,515
Transocean, Inc. (c)                    36,043       5,314,901
                                                 -------------
                                                    17,062,608
                                                 -------------

FOOD & STAPLES RETAILING (5.5%)
CVS Caremark Corp.                     301,500      12,171,555
Kroger Co. (The)                       325,700       8,875,325
Wal-Mart Stores, Inc.                  174,300      10,105,914
                                                 -------------
                                                    31,152,794
                                                 -------------

FOOD PRODUCTS (1.3%)
General Mills, Inc.                    126,400       7,634,560
                                                 -------------


HEALTH CARE PROVIDERS & SERVICES (2.2%)
Coventry Health Care, Inc.
  (c)                                  136,700       6,114,591
UnitedHealth Group, Inc.               195,700       6,385,691
                                                 -------------
                                                    12,500,282
                                                 -------------

HOTELS, RESTAURANTS & LEISURE (1.0%)
Carnival Corp.                         142,300       5,716,191
                                                 -------------


HOUSEHOLD PRODUCTS (1.5%)
Kimberly-Clark Corp.                   130,400       8,344,296
                                                 -------------


INDUSTRIAL CONGLOMERATES (2.0%)
General Electric Co.                   344,100      11,252,070
                                                 -------------


INSURANCE (5.4%)
Genworth Financial, Inc.
  Class A                              397,300       9,161,738
Hartford Financial Services
  Group, Inc. (The)                    131,400       9,364,878
Prudential Financial, Inc.             156,800      11,871,328
                                                 -------------
                                                    30,397,944
                                                 -------------

IT SERVICES (0.5%)
Affiliated Computer
  Services, Inc. Class A (c)            54,900       2,908,053
                                                 -------------


MEDIA (1.4%)
Cablevision Systems Corp.
  Class A (b)(c)                        84,100       1,934,300
Walt Disney Co. (The)                  182,900       5,931,447
                                                 -------------
                                                     7,865,747
                                                 -------------

METALS & MINING (2.5%)
Alcoa, Inc.                             79,500       2,765,010
Freeport-McMoRan Copper &
  Gold, Inc. Class B (b)               100,200      11,397,750
                                                 -------------
                                                    14,162,760
                                                 -------------

MULTILINE RETAIL (3.6%)
Kohl's Corp. (c)                       119,100       5,818,035
Nordstrom, Inc.                        141,200       4,978,712
Target Corp.                           176,800       9,393,384
                                                 -------------
                                                    20,190,131
                                                 -------------

OIL, GAS & CONSUMABLE FUELS (13.0%)
V  Chevron Corp.                       150,304      14,451,729
V  ConocoPhillips                      166,100      14,309,515
V  ExxonMobil Corp.                    178,100      16,575,767


 +  Percentages indicated are based on Fund net assets.
 Among the Fund's 10 largest holdings, as of April 30, 2008 excluding short-term investments. May be subject to change daily.


12    MainStay Value Fund           The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
OIL, GAS & CONSUMABLE FUELS (CONTINUED)
Frontier Oil Corp.                     243,500   $   6,050,975
Hess Corp.                              84,300       8,952,660
Suncor Energy, Inc.                    116,300      13,105,847
                                                 -------------
                                                    73,446,493
                                                 -------------

PHARMACEUTICALS (8.7%)
Barr Pharmaceuticals, Inc.
  (c)                                  177,200       8,900,756
V  Johnson & Johnson                   216,400      14,518,276
Pfizer, Inc.                           367,300       7,386,403
Teva Pharmaceutical
  Industries, Ltd.,
  Sponsored ADR (a)                    171,800       8,036,804
Wyeth                                  232,300      10,330,381
                                                 -------------
                                                    49,172,620
                                                 -------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.8%)
V  Intel Corp.                         718,200      15,987,132
                                                 -------------


SPECIALTY RETAIL (3.9%)
Home Depot, Inc. (The)                 204,200       5,880,960
Lowe's Cos., Inc.                      338,600       8,529,334
TJX Cos., Inc.                         245,800       7,919,676
                                                 -------------
                                                    22,329,970
                                                 -------------

THRIFTS & MORTGAGE FINANCE (1.3%)
Fannie Mae                              95,300       2,696,990
Freddie Mac                            184,700       4,600,877
                                                 -------------
                                                     7,297,867
                                                 -------------
Total Common Stocks
  (Cost $466,278,550)                              533,398,598
                                                 -------------


EXCHANGE TRADED FUND (1.0%)(D)
--------------------------------------------------------------

Market Vectors Agribusiness
  Domestic Mutual Fund
  (b)(c)                                95,900       5,658,100
                                                 -------------
Total Exchange Traded Fund
  (Cost $5,360,980)                                  5,658,100
                                                 -------------


SHORT-TERM INVESTMENT (4.1%)
--------------------------------------------------------------

INVESTMENT COMPANY (4.1%)
State Street Navigator
  Securities Lending Prime
  Portfolio (e)                     23,206,033      23,206,033
                                                 -------------
Total Short-Term Investment
  (Cost $23,206,033)                                23,206,033
                                                 -------------
Total Investments, Before
  Written Options
  (Cost $494,845,563) (f)                 99.2%    562,262,731
                                                 -------------

                                     NUMBER OF
                                     CONTRACTS           VALUE
WRITTEN OPTIONS (-0.0%)++
--------------------------------------------------------------

WRITTEN CALL OPTION (-0.0%)++
CAPITAL MARKETS (-0.0%)++
Bank of New York Mellon
  Corp. (The)
  Strike Price $52.50
  Expire 6/21/08                          (650)  $      (6,500)
                                                 -------------
Total Written Call Option
  (Premiums Received
  $128,048)                                             (6,500)
                                                 -------------


WRITTEN PUT OPTION (-0.0%)++
--------------------------------------------------------------

COMPUTERS & PERIPHERALS (-0.0%)++
Hewlett-Packard Co.
  Strike Price $37.50
  Expire 5/17/08                          (920)         (9,200)
                                                 -------------
Total Written Put Option
  (Premiums Received
  $162,837)                                             (9,200)
                                                 -------------
Total Written Options
  (Premiums Received
  $290,885)                                            (15,700)
                                                 -------------

Total Investments, Net of
  Written Options
  (Cost $494,554,678)                     99.2%    562,247,031
Cash and Other Assets,
  Less Liabilities                         0.8       4,457,782
                                         -----    ------------
Net Assets                               100.0%  $ 566,704,813
                                         =====    ============

                                                 -------------







++   Less than one-tenth of a percent.
+++  All of the Fund's liquid assets are
     "earmarked" to cover potential senior
     securities transactions which may
     include, but are not limited to, swaps,
     forwards, TBAs, options and futures.
     These securities are marked-to-market
     daily and reviewed against the value of
     the Fund's potential senior securities
     holdings to ensure proper coverage for
     these transactions.
(a)  ADR--American Depositary Receipt.
(b)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities
     is $22,462,185; cash collateral of
     $23,206,033 (included in liabilities) was
     received with which the Fund purchased
     highly liquid short-term investments.
(c)  Non-income producing security.
(d)  Exchange Traded Fund--represents a basket
     of securities that are traded on an
     exchange.
(e)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(f)  At April 30, 2008, cost is $495,966,798
     for federal income tax purposes and net
     unrealized appreciation is as follows:



     Gross unrealized appreciation   $ 95,385,720
     Gross unrealized depreciation    (29,089,787)
                                     ------------
     Net unrealized appreciation     $ 66,295,933
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              13

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2008 UNAUDITED


ASSETS:
Investment in securities, before
  outstanding written options at
  value (identified cost
  $494,845,563) including
  $22,462,185 market value of
  securities loaned                  $562,262,731
Cash                                   29,821,727
Receivables:
  Dividends and interest                  715,960
  Fund shares sold                        262,698
Other assets                               53,742
                                     ------------
     Total assets                     593,116,858
                                     ------------
LIABILITIES:
Securities lending collateral          23,206,033
Written options, at value (premiums
  received $290,885)                       15,700
Payables:
  Investment securities purchased       1,819,380
  Fund shares redeemed                    463,959
  Transfer agent (See Note 3)             312,544
  Manager (See Note 3)                    264,865
  NYLIFE Distributors (See Note 3)        193,928
  Shareholder communication                72,104
  Professional fees                        46,616
  Custodian                                 8,785
  Trustees                                  4,633
Accrued expenses                            3,498
                                     ------------
     Total liabilities                 26,412,045
                                     ------------
Net assets                           $566,704,813
                                     ============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.01
  per share) unlimited number of
  shares authorized                  $    304,602
Additional paid-in capital            501,188,538
                                     ------------
                                      501,493,140
Accumulated undistributed net
  investment income                     1,933,872
Accumulated net realized loss on
  investments                          (4,414,552)
Net unrealized appreciation on
  investments and written option
  contracts                            67,692,353
                                     ------------
Net assets                           $566,704,813
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $161,418,997
                                     ============
Shares of beneficial interest
  outstanding                           8,647,062
                                     ============
Net asset value per share
  outstanding                        $      18.67
Maximum sales charge (5.50% of
  offering price)                            1.09
                                     ------------
Maximum offering price per share
  outstanding                        $      19.76
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $276,944,855
                                     ============
Shares of beneficial interest
  outstanding                          14,859,747
                                     ============
Net asset value per share
  outstanding                        $      18.64
Maximum sales charge (5.50% of
  offering price)                            1.08
                                     ------------
Maximum offering price per share
  outstanding                        $      19.72
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $118,292,712
                                     ============
Shares of beneficial interest
  outstanding                           6,409,080
                                     ============
Net asset value and offering price
  per share outstanding              $      18.46
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $  9,893,280
                                     ============
Shares of beneficial interest
  outstanding                             536,030
                                     ============
Net asset value and offering price
  per share outstanding              $      18.46
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $    142,466
                                     ============
Shares of beneficial interest
  outstanding                               7,591
                                     ============
Net asset value and offering price
  per share outstanding              $      18.77
                                     ============
CLASS R1
Net assets applicable to
  outstanding shares                 $      1,367
                                     ============
Shares of beneficial interest
  outstanding                                  73
                                     ============
Net asset value and offering price
  per share outstanding              $      18.82
                                     ============
CLASS R2
Net assets applicable to
  outstanding shares                 $     11,136
                                     ============
Shares of beneficial interest
  outstanding                                 595
                                     ============
Net asset value and offering price
  per share outstanding              $      18.72
                                     ============






14    MainStay Value Fund           The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $  6,617,727
  Interest                                221,582
  Income from securities
     loaned--net                           39,103
                                     ------------
     Total income                       6,878,412
                                     ------------
EXPENSES:
  Manager (See Note 3)                  1,933,622
  Transfer agent--Investor Class
     (See Note 3)                          58,434
  Transfer agent--Class A (See Note
     3)                                   613,265
  Transfer agent--Classes B and C
     (See Note 3)                         223,345
  Transfer agent--Class I, R1 and
     R2 (See Note 3)                           30
  Distribution/Service--Investor
     Class (See Note 3)                    33,039
  Distribution/Service--Class A
     (See Note 3)                         537,199
  Service--Class B (See Note 3)           162,066
  Service--Class C (See Note 3)            13,037
  Distribution/Service--Class R2
     (See Note 3)                              13
  Distribution--Class B (See Note
     3)                                   486,197
  Distribution--Class C (See Note
     3)                                    39,110
  Shareholder communication                71,203
  Professional fees                        51,006
  Recordkeeping                            43,082
  Registration                             39,819
  Custodian                                11,447
  Trustees                                 11,146
  Shareholder service--Class R1
     (See Note 3)                               1
  Shareholder service--Class R2
     (See Note 3)                               5
  Miscellaneous                            15,424
                                     ------------
     Total expenses before waiver       4,342,490
  Expense waiver from Manager (See
     Note 3)                             (310,431)
                                     ------------
     Net expenses                       4,032,059
                                     ------------
Net investment income                   2,846,353
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND WRITTEN OPTION TRANSACTIONS:
Net realized loss on investments       (3,198,443)
                                     ------------
Net change in unrealized
  appreciation on:
  Security transactions               (69,124,684)
  Written option contracts                275,185
                                     ------------
Net change in unrealized
  appreciation on investments and
  written option transactions         (68,849,499)
                                     ------------
Net realized and unrealized loss on
  investments and written option
  transactions                        (72,047,942)
                                     ------------
Net decrease in net assets
  resulting from operations          $(69,201,589)
                                     ============



(a) Dividends recorded net of foreign withholding taxes in the amount of $23,622.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              15

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2007


                                       2008            2007
DECREASE IN NET ASSETS:
Operations:
 Net investment income        $   2,846,353   $   7,288,750
 Net realized gain (loss)
  on investments and written
  option transactions            (3,198,443)     70,259,285
 Net change in unrealized
  appreciation on
  investments and written
  option transactions           (68,849,499)     10,585,895
                              -----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    (69,201,589)     88,133,930
                              -----------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Class A                      (3,992,920)     (3,604,019)
    Class B                        (323,653)       (491,067)
    Class C                         (26,094)        (35,302)
    Class I                            (648)       (241,911)
    Class R1                             --             (12)
    Class R2                             --        (100,317)
                              -----------------------------
                                 (4,343,315)     (4,472,628)
                              -----------------------------
 From net realized gain on investments:
    Class A                     (52,313,597)    (55,415,823)
    Class B                     (15,626,249)    (20,801,027)
    Class C                      (1,242,018)     (1,456,684)
    Class I                         (15,209)     (2,289,339)
    Class R1                           (152)           (146)
    Class R2                         (1,090)     (1,418,228)
                              -----------------------------
                                (69,198,315)    (81,381,247)
                              -----------------------------
 Total dividends and
  distributions to
  shareholders                $ (73,541,630)  $ (85,853,875)
                              -----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                      $  16,596,744   $  52,364,803
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions              70,886,483      82,670,949
 Cost of shares redeemed        (78,668,456)   (188,175,701)
                              -----------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions                 8,814,771     (53,139,949)
                              -----------------------------
    Net decrease in net
     assets                    (133,928,448)    (50,859,894)

NET ASSETS:
Beginning of period             700,633,261     751,493,155
                              -----------------------------
End of period                 $ 566,704,813   $ 700,633,261
                              =============================
Accumulated undistributed
 net investment income at
 end of period                $   1,933,872   $   3,430,834
                              =============================






16    MainStay Value Fund           The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank


                                                   mainstayinvestments.com    17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                   INVESTOR CLASS
                                   --------------                                       CLASS A
                                    FEBRUARY 28,           ----------------------------------------------------------------
                                       2008**              SIX MONTHS
                                       THROUGH                ENDED
                                      APRIL 30,             APRIL 30,                     YEAR ENDED OCTOBER 31,

                                   ----------------------------------------------------------------------------------------
                                       2008***               2008***             2007              2006              2005
Net asset value at
  beginning of period                 $  18.50              $  23.23           $  23.27          $  20.09          $  18.39
                                      --------              --------           --------          --------          --------
Net investment income                     0.03 (a)              0.11 (a)           0.26 (a)          0.24 (a)          0.16 (a)
Net realized and
  unrealized gain (loss)
  on investments                          0.14                 (2.21)              2.39              3.21 (e)          1.70
                                      --------              --------           --------          --------          --------
Total from investment
  operations                              0.17                 (2.10)              2.65              3.45              1.86
                                      --------              --------           --------          --------          --------
Less dividends and
  distributions:
  From net investment
     income                                 --                 (0.16)             (0.15)            (0.25)            (0.16)
  From net realized gain
     on investments                         --                 (2.33)             (2.54)            (0.02)               --
                                      --------              --------           --------          --------          --------
Total dividends and
  distributions                             --                 (2.49)             (2.69)            (0.27)            (0.16)
                                      --------              --------           --------          --------          --------
Net asset value at end of
  period                              $  18.67              $  18.64           $  23.23          $  23.27          $  20.09
                                      ========              ========           ========          ========          ========
Total investment return
  (c)                                     0.92%(f)             (9.72%)(f)         12.46%            17.30%(d)(e)      10.13%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income                   0.92%+                1.15% +            1.13%             1.11%             0.82%
  Net expenses                            1.27%+                1.17% +            1.17%             1.17%             1.21%
  Expenses (before
     waiver/reimburse-
     ment)                                1.43%+                1.27% +            1.21%             1.30%(d)          1.28%
Portfolio turnover rate                     21%                   21%                50%               48%               43%
Net assets at end of
  period (in 000's)                   $161,419              $276,945           $531,440          $514,015          $128,918
                                                         CLASS A
                                   ---------------------------------------------------
                                     YEAR             JANUARY 1,
                                     ENDED              2003*
                                    OCTOBER            THROUGH             YEAR ENDED
                                      31,            OCTOBER 31,          DECEMBER 31,

                                   ---------------------------------------------------
                                     2004                2003                 2002
Net asset value at
  beginning of period              $  16.56            $  14.13             $  18.52
                                   --------            --------             --------
Net investment income                  0.14 (a)            0.11                 0.12
Net realized and
  unrealized gain (loss)
  on investments                       1.74                2.42                (4.23)
                                   --------            --------             --------
Total from investment
  operations                           1.88                2.53                (4.11)
                                   --------            --------             --------
Less dividends and
  distributions:
  From net investment
     income                           (0.05)              (0.10)               (0.11)
  From net realized gain
     on investments                      --                  --                (0.17)
                                   --------            --------             --------
Total dividends and
  distributions                       (0.05)              (0.10)               (0.28)
                                   --------            --------             --------
Net asset value at end of
  period                           $  18.39            $  16.56             $  14.13
                                   ========            ========             ========
Total investment return
  (c)                                 11.36%              18.02%(f)           (22.16%)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income                0.77%               0.93%+               0.82%
  Net expenses                         1.30%               1.38%+               1.30%
  Expenses (before
     waiver/reimburse-
     ment)                             1.30%               1.38%+               1.30%
Portfolio turnover rate                  53%                 47%                  66%
Net assets at end of
  period (in 000's)                $118,818            $112,745             $101,999




                                                                      CLASS C
                                -----------------------------------------------------------------------------------
                                                                                                         JANUARY 1,
                                SIX MONTHS                                                                 2003*
                                   ENDED                                                                  THROUGH
                                 APRIL 30,                    YEAR ENDED OCTOBER 31,                    OCTOBER 31,

                                -----------------------------------------------------------------------------------
                                  2008***          2007          2006          2005         2004            2003
Net asset value at
  beginning of period             $ 22.99        $ 23.12       $ 19.96       $ 18.28       $16.55          $14.13
                                  -------        -------       -------       -------       ------          ------
Net investment income                0.03 (a)       0.09 (a)      0.07 (a)      0.02 (a)     0.00 (a)(b)     0.02
Net realized and
  unrealized gain (loss)
  on investments                    (2.19)          2.38          3.20 (e)      1.67         1.75            2.42
                                  -------        -------       -------       -------       ------          ------
Total from investment
  operations                        (2.16)          2.47          3.27          1.69         1.75            2.44
                                  -------        -------       -------       -------       ------          ------
Less dividends and
  distributions:
  From net investment
     income                         (0.04)         (0.06)        (0.09)        (0.01)       (0.02)          (0.02)
  From net realized gain
     on investments                 (2.33)         (2.54)        (0.02)           --           --              --
                                  -------        -------       -------       -------       ------          ------
Total dividends and
  distributions                     (2.37)         (2.60)        (0.11)        (0.01)       (0.02)          (0.02)
                                  -------        -------       -------       -------       ------          ------
Net asset value at end of
  period                          $ 18.46        $ 22.99       $ 23.12       $ 19.96       $18.28          $16.55
                                  =======        =======       =======       =======       ======          ======
Total investment return
  (c)                              (10.03%)(f)     11.61%        16.44%(d)(e)   9.27%       10.56%          17.26%(f)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income              0.37% +        0.38%         0.34%         0.07%        0.02%           0.18%+
  Net expenses                       1.94% +        1.92%         1.92%         1.96%        2.05%           2.13%+
  Expenses (before
     waiver/reimburse-
     ment)                           2.05% +        1.96%         2.05% (d)     2.03%        2.05%           2.13%+
Portfolio turnover rate                21%            50%           48%           43%          53%             47%
Net assets at end of
  period (in 000's)               $ 9,893        $12,475       $13,381       $13,555       $4,418          $3,095
                                   CLASS C
                                ------------
                                 YEAR ENDED
                                DECEMBER 31,

                                ------------
                                    2002
Net asset value at
  beginning of period              $ 18.53
                                   -------
Net investment income                 0.01
Net realized and
  unrealized gain (loss)
  on investments                     (4.23)
                                   -------
Total from investment
  operations                         (4.22)
                                   -------
Less dividends and
  distributions:
  From net investment
     income                          (0.01)
  From net realized gain
     on investments                  (0.17)
                                   -------
Total dividends and
  distributions                      (0.18)
                                   -------
Net asset value at end of
  period                           $ 14.13
                                   =======
Total investment return
  (c)                               (22.76%)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income               0.07%
  Net expenses                        2.05%
  Expenses (before
     waiver/reimburse-
     ment)                            2.05%
Portfolio turnover rate                 66%
Net assets at end of
  period (in 000's)                $ 2,336




*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
***  Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestments of dividends and distributions. Classes I, R1 and R2 shares are not subject to sales charges.
(d)  Includes nonrecurring reimbursements from the Manager for professional fees.
     The effect on total return was less than one-hundredth of a percent.
(e)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses were $0.01 per share on net realized gains on investments and the effect on total investment return was 0.05%, respectively.
(f)  Total return is not annualized.





18    MainStay Value Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                    CLASS B
              -------------------------------------------------------------------------------------------------------------------
                                                                                                                     JANUARY 1,
                 SIX MONTHS                                                                                            2003*
                   ENDED                                                                                              THROUGH
                 APRIL 30,                                   YEAR ENDED OCTOBER 31,                                 OCTOBER 31,

              -------------------------------------------------------------------------------------------------------------------
                  2008***                2007                  2006               2005               2004               2003
                  $  22.99             $  23.12              $  19.96           $  18.28           $  16.55           $  14.13
                  --------             --------              --------           --------           --------           --------
                      0.04 (a)             0.09 (a)              0.06 (a)           0.01 (a)           0.00 (a)(b)        0.02

                     (2.20)                2.38                  3.21 (e)           1.68               1.75               2.42
                  --------             --------              --------           --------           --------           --------
                     (2.16)                2.47                  3.27               1.69               1.75               2.44
                  --------             --------              --------           --------           --------           --------

                     (0.04)               (0.06)                (0.09)             (0.01)             (0.02)             (0.02)

                     (2.33)               (2.54)                (0.02)                --                 --                 --
                  --------             --------              --------           --------           --------           --------
                     (2.37)               (2.60)                (0.11)             (0.01)             (0.02)             (0.02)
                  --------             --------              --------           --------           --------           --------
                  $  18.46             $  22.99              $  23.12           $  19.96           $  18.28           $  16.55
                  ========             ========              ========           ========           ========           ========
                    (10.07%)(f)           11.66%(f)             16.44%(d)(e)        9.27%             10.56%             17.26%(f)


                      0.37% +              0.39%                 0.30%              0.07%              0.02%              0.18%
                      1.93% +              1.92%                 1.92%              1.96%              2.05%              2.13%+

                      2.04% +              1.96%                 2.05%(d)           2.03%              2.05%              2.13%+
                        21%                  50%                   48%                43%                53%                47%
                  $118,293             $156,553              $191,086           $560,139           $563,838           $560,740
                  CLASS B
              ---------------
                 YEAR ENDED
                DECEMBER 31,

              ---------------
                    2002
                  $  18.53
                  --------
                      0.01
                     (4.23)
                  --------
                     (4.22)
                  --------

                     (0.01)
                     (0.17)
                  --------
                     (0.18)
                  --------
                  $  14.13
                  ========
                    (22.76%)
                      0.07%
                      2.05%
                      2.05%
                        66%
                  $517,050




                                                                 CLASS I
                      --------------------------------------------------------------------------------------------
                         SIX MONTHS
                           ENDED
                          APRIL 30                                 YEAR ENDED OCTOBER 31,

                      --------------------------------------------------------------------------------------------
                          2008***                        2007                         2006               2005
                           $23.26                       $23.24                      $ 20.06             $18.43
                           ------                       ------                      -------             ------
                             0.15 (a)                     0.35 (a)                     0.32 (a)           0.21 (a)

                            (2.22)                        2.41                         3.21 (e)           1.69
                           ------                       ------                      -------             ------
                            (2.07)                        2.76                         3.53               1.90
                           ------                       ------                      -------             ------

                            (0.09)                       (0.20)                       (0.33)             (0.27)
                            (2.33)                       (2.54)                       (0.02)                --
                           ------                       ------                      -------             ------
                            (2.42)                       (2.74)                       (0.35)             (0.27)
                           ------                       ------                      -------             ------
                           $18.77                       $23.26                      $ 23.24             $20.06
                           ======                       ======                      =======             ======
                            (9.51%)(f)                   13.00%                       17.78%(d)(e)       10.36%


                             1.58% +                      1.54%                        1.44%              1.13%
                             0.71% +                      0.70%                        0.75%              0.90%

                             0.77% +                      0.75%                        0.88%(d)           0.97%
                               21%                          50%                          48%                43%
                           $  142                       $  152                      $19,671             $    1
                          CLASS I
                      ---------------
                         JANUARY 2,
                           2004**
                          THROUGH
                        OCTOBER 31,

                      ---------------
                           2004
                           $17.86
                           ------
                             0.09 (a)
                             0.48
                           ------
                             0.57
                           ------

                               --
                               --
                           ------
                               --
                           ------
                           $18.43
                           ======
                             3.19%(f)
                             1.11%+
                             0.96%+

                             0.96%+
                               53%
                           $    1





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                                 CLASS R1
                                             -------------------------------------------------------------------------------
                                                                                                                 JANUARY 2,
                                             SIX MONTH                                                             2004**
                                               ENDED                                                               THROUGH
                                             APRIL 30,                      YEAR ENDED OCTOBER 31,               OCTOBER 31,

                                             -------------------------------------------------------------------------------
                                              2008***              2007              2006              2005         2004
Net asset value at beginning of
  period                                       $23.24             $23.23            $20.05            $18.42       $17.86
                                               ------             ------            ------            ------       ------
Net investment income                            0.14 (a)           0.34 (a)          0.31 (a)          0.21 (a)     0.07 (a)
Net realized and unrealized gain
  (loss) on investments                         (2.23)              2.40              3.20 (e)          1.69         0.49
                                               ------             ------            ------            ------       ------
Total from investment operations                (2.09)              2.74              3.51              1.90         0.56
                                               ------             ------            ------            ------       ------
Less dividends and distributions:
  From net investment income                       --              (0.19)            (0.31)            (0.27)          --
  From net realized gain on
     investments                                (2.33)             (2.54)            (0.02)               --           --
                                               ------             ------            ------            ------       ------
Total dividends and distributions               (2.33)             (2.73)            (0.33)            (0.27)          --
                                               ------             ------            ------            ------       ------
Net asset value at end of period               $18.82             $23.24            $23.23            $20.05       $18.42
                                               ======             ======            ======            ======       ======
Total investment return (c)                     (9.54%)(f)         12.89%            17.67%(d)(e)      10.31%        3.14%(f)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                          1.48% +            1.48%             1.43%             1.03%        1.01%+
  Net expenses                                   0.80% +            0.81%             0.85%             1.00%        1.06%+
  Expenses (before
     waiver/reimbursement)                       0.87% +            0.86%             0.98%(d)          1.07%        1.06%+
Portfolio turnover rate                            21%                50%               48%               43%          53%
Net assets at end of period (in
  000's)                                       $    1             $    2            $    1            $    1       $    1




**   Commencement of operations.
***  Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestments of dividends and distributions. Class I, R1 and R2 shares are not subject to sales charges.
(d)  Includes nonrecurring reimbursements from the Manager for professional fees.
     The effect on total return was less than one-hundredth of a percent.
(e)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such
     losses were $0.01 per share on net realized gains on investments and the effect on total investment return was 0.05%, respectively.
(f)  Total return is not annualized.





20    MainStay Value Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                         CLASS R2
                -----------------------------------------------------------------------------------------
                                                                                               JANUARY 2,
                SIX MONTHS                                                                       2004**
                   ENDED                                                                        THROUGH
                 APRIL 30,                       YEAR ENDED OCTOBER 31,                       OCTOBER 31,

                -----------------------------------------------------------------------------------------
                  2008***              2007               2006               2005                 2004

                  $23.15              $23.20            $ 20.01            $ 18.38               $17.86
                  ------              ------            -------            -------               ------
                    0.12 (a)            0.32 (a)           0.25 (a)           0.16 (a)             0.12 (a)
                   (2.22)               2.33               3.22 (e)           1.67                 0.40
                  ------              ------            -------            -------               ------
                   (2.10)               2.65               3.47               1.83                 0.52
                  ------              ------            -------            -------               ------

                      --               (0.16)             (0.26)             (0.20)                  --
                   (2.33)              (2.54)             (0.02)                --                   --
                  ------              ------            -------            -------               ------
                   (2.33)              (2.70)             (0.28)             (0.20)                  --
                  ------              ------            -------            -------               ------
                  $18.72              $23.15            $ 23.20            $ 20.01               $18.38
                  ======              ======            =======            =======               ======
                   (9.68%)(f)          12.48%             17.46%(d)(e)       10.02%                2.91%(f)

                    1.24% +             1.43%              1.16%              0.79%                0.76%+
                    1.06% +             1.06%              1.10%              1.24%                1.31%+
                    1.12% +             1.11%              1.23%(d)           1.31%                1.31%+
                      21%                 50%                48%                43%                  53%
                  $   11              $   11            $13,340            $11,356               $4,856




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and comprises twenty-one funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Value Fund (the "Fund"), a diversified fund.

The Fund currently offers seven classes of shares. Class A shares commenced on January 3, 1995. Class B shares commenced on May 1, 1986. Class C shares commenced on September 1, 1998. Class I shares, Class R1 shares and Class R2 shares commenced on January 2, 2004. Investor Class shares commenced on February 28, 2008. Investor Class and Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I, Class R1 and Class R2 are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The seven classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Investor Class, Class A and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution or service fee. Class R1 and Class R2 shares are authorized to pay to New York Life Investment Management LLC, its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1 or Class R2 shares, a shareholder service fee.

The Fund's investment objective is to realize maximum long-term total return from a combination of capital growth and income.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor (if applicable), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2008, the Fund did not hold securities that were valued in such a manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.



22    MainStay Value Fund

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Fund's 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3, determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors including, but not limited to, ongoing analyses of tax laws and regulations, and interpretations, thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, the Fund foregoes the opportunity for capital appreciation above the exercise price should the price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written. When writing a covered call option, the Fund, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as the obligation as the writer continues, has retained the risk of loss should the price of the underlying security decline. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the

                                                   mainstayinvestments.com    23
security or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option. (See Note 5.)

(H) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(I) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

The Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.72% on assets up to $200 million, 0.65% on assets from $200 million to $500 million and 0.50% on assets in excess of $500 million.

Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.27%; Class A, 1.17%; Class B, 2.02%; Class C, 2.02%; Class I, 0.71%; Class R1, 0.81% and Class R2, 1.06%.
These expense limitations may be modified or terminated only with the approval of the Board of Trustees. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the six months ended April 30, 2008, the Manager earned fees from the Fund in the amount of $1,933,622 and waived its fees in the amount of $310,431.

As of April 30, 2008, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

                 OCTOBER 31,
 2008*        2009        2010        2011         TOTAL
$235,721    $907,175    $320,473    $310,431    $1,773,800
----------------------------------------------------------



* The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

Between August 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses


24    MainStay Value Fund
did not exceed the following amounts of average daily net assets for each class:
Class A, 1.17%; Class B, 1.92%; Class C, 1.92%; Class I, 0.71%; Class R1, 0.81%
and Class R2, 1.06%. Prior to August 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.

State Street Bank and Trust Company ("SSBT"), 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, SSBT is compensated by NYLIM.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Investor Class, Class A, Class B, Class C, and Class R2 shares, has adopted a distribution plan (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class, Class A and Class R2 shares, which is an expense of the Investor Class, Class A and Class R2 shares of the Fund, for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1 and Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1 and Class R2 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R1 and Class R2 shares.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares was $3,054 and $20,157, respectively, for the six months ended April 30, 2008. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $3,213, $75,011 and $851, respectively, for the six months ended April 30, 2008.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the six months ended April 30, 2008, amounted to $895,074.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(F) CAPITAL. At April 30, 2008, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Investor Class                   $ 25,230      0.0*%
--------------------------------------------------
Class A                           367,784      0.1
--------------------------------------------------
Class C                               303      0.0*
--------------------------------------------------
Class I                             1,371      1.0
--------------------------------------------------
Class R1                            1,367    100.0
--------------------------------------------------
Class R2                            1,350     12.1
--------------------------------------------------



* Less than one-tenth of a percent.

(G) OTHER.   Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the six months ended April 30, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $10,290.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $43,082 for the six months ended April 30, 2008.


                                                   mainstayinvestments.com    25

NOTE 4--FEDERAL INCOME TAX:

The tax character of distributions paid during the year ended October 31, 2007, shown in the Statement of Changes in Net Assets, was as follows:

                                            2007
Distributions paid from:
  Ordinary Income                    $14,152,385
  Long-Term Capital Gains             71,701,490
------------------------------------------------
                                     $85,853,875
------------------------------------------------



NOTE 5--WRITTEN OPTIONS:

During the six months ended April 30, 2008, the Fund had the following transactions in written options:

                               NUMBER OF
                               CONTRACTS    PREMIUM
Options Outstanding at
  October 31, 2007                    --   $     --
---------------------------------------------------
Options--Written                   1,570    290,885
---------------------------------------------------
Options--Expired                      --         --
---------------------------------------------------
Options--Canceled in closing
  transactions                        --         --
---------------------------------------------------
Options Outstanding at April
  30, 2008                         1,570   $290,885
---------------------------------------------------



NOTE 6--CUSTODIAN:

SSBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds pay a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which serves as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six months ended April 30, 2008.


NOTE 8--PURCHASES AND SALES OF
SECURITIES (IN 000'S):

During the six months ended April 30, 2008, purchases and sales of securities, other than short-term securities, were $123,115 and $212,080, respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS:


 INVESTOR CLASS                  SHARES         AMOUNT
Period ended April 30,
  2008*:
Shares sold                      31,618   $    582,789
Shares redeemed                (211,034)    (3,881,275)
                              ------------------------
Net decrease in shares
  outstanding before
  conversion                   (179,416)    (3,298,486)
Shares converted from Class
  A
  (See Note 1)                8,791,560    155,346,866
Shares converted from Class
  B
  (See Note 1)                   34,918        626,784
                              ------------------------
Net increase                  8,647,062   $152,675,164
                              ========================

* Investor Class shares were first offered on February
  28, 2008.



 CLASS A                          SHARES          AMOUNT
Six months ended April 30,
  2008:
Shares sold                      528,739   $   9,945,449
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            2,738,278      54,704,349
Shares redeemed               (2,974,066)    (56,008,782)
                              --------------------------
Net increase in shares
  outstanding before
  conversion                     292,951       8,641,016
Shares reacquired upon
  conversion into Investor
  Class (See Note 1)          (8,806,512)   (155,346,866)
Shares converted from Class
  B (See Note 1)                 500,829       9,420,386
                              --------------------------
Net decrease                  (8,012,732)  $(137,285,464)
                              ==========================
Year ended October 31, 2007:
Shares sold                    1,139,017   $  25,593,223
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            2,665,453      57,265,150
Shares redeemed               (4,425,720)    (99,815,142)
                              --------------------------
Net decrease in shares
  outstanding before
  conversion                    (621,250)    (16,956,769)
Shares converted from Class
  B (See Note 1)               1,400,046      31,337,429
                              --------------------------
Net increase                     778,796   $  14,380,660
                              ==========================






26    MainStay Value Fund

 CLASS B                          SHARES         AMOUNT
Six months ended April 30,
  2008:
Shares sold                      270,611   $  5,081,047
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              783,199     15,470,650
Shares redeemed                 (912,913)   (17,059,525)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                     140,897      3,492,172
Shares reacquired upon
  conversion into Class A
  (See Note 1)                  (504,746)    (9,420,386)
Shares reacquired upon
  conversion into Investor
  Class (See Note 1)             (35,232)      (626,784)
                              -------------------------
Net decrease                    (399,081)  $ (6,554,998)
                              =========================
Year ended October 31, 2007:
Shares sold                      602,634   $ 13,412,077
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              966,251     20,575,033
Shares redeemed               (1,614,322)   (36,057,616)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                     (45,437)    (2,070,506)
Shares reacquired upon
  conversion into Class A
  (See Note 1)                (1,411,381)   (31,337,429)
                              -------------------------
Net decrease                  (1,456,818)  $(33,407,935)
                              =========================


 CLASS C                          SHARES         AMOUNT
Six months ended April 30,
  2008:
Shares sold                       50,959   $    979,275
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               35,153        694,385
Shares redeemed                  (92,668)    (1,717,025)
                              -------------------------
Net decrease                      (6,556)  $    (43,365)
                              =========================
Year ended October 31, 2007:
Shares sold                       91,666   $  2,025,373
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               36,667        780,811
Shares redeemed                 (164,525)    (3,683,969)
                              -------------------------
Net decrease                     (36,192)  $   (877,785)
                              =========================

 CLASS I                          SHARES         AMOUNT
Six months ended April 30,
  2008:
Shares sold                          273   $      5,000
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                  792         15,857
                              -------------------------
Net increase                       1,065   $     20,857
                              =========================
Year ended October 31, 2007:
Shares sold                      460,915   $ 10,235,944
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              117,811      2,531,250
Shares redeemed               (1,418,753)   (32,856,427)
                              -------------------------
Net decrease                    (840,027)  $(20,089,233)
                              =========================


 CLASS R1                         SHARES         AMOUNT
Six months ended April 30,
  2008:
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                    8   $        152
                              -------------------------
Net increase                           8   $        152
                              =========================
Year ended October 31, 2007:
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                    7   $        160
                              -------------------------
Net increase                           7   $        160
                              =========================


 CLASS R2                         SHARES         AMOUNT
Six months ended April 30,
  2008:
Shares sold                          174   $      3,184
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                   55          1,090
Shares redeemed                     (102)        (1,849)
                              -------------------------
Net increase                         127   $      2,425
                              =========================
Year ended October 31, 2007:
Shares sold                       49,659   $  1,098,186
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               70,904      1,518,545
Shares redeemed                 (695,193)   (15,762,547)
                              -------------------------
Net decrease                    (574,630)  $(13,145,816)
                              =========================



NOTE 10--OTHER MATTERS:

In 2004 the Securities and Exchange Commission ("SEC") raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to that fund's shareholders. Discussions are in progress with the SEC staff concerning a resolution of this matter.


                                                   mainstayinvestments.com    27

NOTE 11--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2008, the Fund does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.



28    MainStay Value Fund

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or (ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE



The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


                                                   mainstayinvestments.com    29

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY LARGE CAP OPPORTUNITY FUND(2)
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP OPPORTUNITY FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND(2)
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A012993         (RECYCLE LOGO)            MS156-08            MSV10-06/08
                                                                          15

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 MID CAP VALUE FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2008

MESSAGE FROM

THE PRESIDENT
Stock and bond investors alike faced a series of challenges during the six months ended April 30, 2008. Lower real estate prices, slowing construction activity and weak consumer spending all took a toll on the U.S. economy. Growth in real gross national product declined dramatically in the fourth quarter of 2007 and, according to preliminary estimates, recovered only slightly in the first quarter of 2008.

Many financial institutions faced substantial write-downs on subprime mortgages and other lower-quality loans. As banks began to tighten their lending requirements, homeowners and businesses found it more difficult to raise needed capital. Recognizing the need for additional liquidity, the Federal Open Market Committee lowered the federal funds target rate and announced various programs to provide additional liquidity for financial institutions.

As the subprime mortgage crisis escalated, bond investors moved away from higher-risk debt securities toward the relative safety of U.S. Treasury issues. Caution also gripped the equity market as many investors shifted assets into sectors that tend to remain stable in periods of economic weakness.

Bonds generally fared much better than stocks during the six months ended April 30, 2008. All major U.S. stock market indexes declined over the same period, but small-capitalization stocks suffered the most. Among mid-cap and large-cap stocks, growth-oriented issues outperformed value-oriented ones. The market, which steadily declined until early March, closed the period with a modest upturn.

What is the best way to weather difficult markets? At MainStay, we believe that the consistent application of time-tested investment principles makes sense for investors with a long-term time horizon. All of our portfolio managers are aware of the forces that affected the markets during the six-month reporting period. Some may have significantly altered Fund positions to accommodate shifting market dynamics. Others may have simply stayed the course, with only minor portfolio adjustments. By paying close attention to the investment objectives and strategies of the respective Funds they manage, our portfolio managers seek to optimize performance over the long term.

The report that follows provides further details about the market forces and management decisions that affected your investment in MainStay Funds from November 1, 2007, through April 30, 2008. We hope that as you review these short-term results, you will maintain the long-term perspective that sound investing calls for in a shifting economic and market environment.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 MID CAP VALUE FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2008

                 TABLE OF CONTENTS



SEMIANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                   10
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------

FINANCIAL STATEMENTS                       13
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              20
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        27
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       27

INVESTMENT AND PERFORMANCE COMPARISON*


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(1)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE      SINCE
TOTAL RETURNS              MONTHS     YEAR     YEARS    INCEPTION
-----------------------------------------------------------------
With sales charges         -12.16%   -15.05%   10.70%      9.24%
Excluding sales charges     -7.05    -10.11    11.96       9.86




                                                            (With sales charges)
(PERFORMANCE GRAPH)




CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE      SINCE
TOTAL RETURNS              MONTHS     YEAR     YEARS    INCEPTION
-----------------------------------------------------------------
With sales charges         -12.16%   -15.05%   10.70%      9.24%
Excluding sales charges     -7.05    -10.11    11.96       9.86




                                                            (With sales charges)
(PERFORMANCE GRAPH)

              MAINSTAY MID
                CAP VALUE     RUSSELL MIDCAP
                  FUND          VALUE INDEX
              ------------    --------------
6/1/98          23625.00         25000.00
                29429.00         26083.00
                32916.00         24912.00
                39009.00         29795.00
                41854.00         32302.00
                34158.00         27945.00
                44601.00         37705.00
                48668.00         45361.00
                58394.00         56586.00
                66853.00         67709.00
4/30/08         60094.00         59818.00







CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE      SINCE
TOTAL RETURNS              MONTHS     YEAR     YEARS    INCEPTION
-----------------------------------------------------------------
With sales charges         -11.25%   -14.50%   10.87%      9.05%
Excluding sales charges     -7.37    -10.77    11.13       9.05




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                  MAINSTAY MID
                                    CAP VALUE     RUSSELL MIDCAP
                                      FUND          VALUE INDEX
                                  ------------    --------------
6/1/98                              10000.00         10000.00
                                    12375.00         10433.00
                                    13736.00          9965.00
                                    16149.00         11918.00
                                    17205.00         12921.00
                                    13938.00         11178.00
                                    18050.00         15082.00
                                    19562.00         18144.00
                                    23299.00         22635.00
                                    26481.00         27084.00
4/30/08                             23628.00         23927.00





* Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund- share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00%, if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors and individual investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of 0.25%. Class R1 and R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES(2)--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE      SINCE
TOTAL RETURNS              MONTHS     YEAR     YEARS    INCEPTION
-----------------------------------------------------------------
With sales charges          -8.09%   -11.47%   11.13%      9.05%
Excluding sales charges     -7.32    -10.72    11.13       9.05




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                  MAINSTAY MID
                                    CAP VALUE     RUSSELL MIDCAP
                                      FUND          VALUE INDEX
                                  ------------    --------------
6/1/98                              10000.00         10000.00
                                    12375.00         10433.00
                                    13736.00          9965.00
                                    16149.00         11918.00
                                    17205.00         12921.00
                                    13938.00         11178.00
                                    18050.00         15082.00
                                    19562.00         18144.00
                                    23299.00         22635.00
                                    26465.00         27084.00
4/30/08                             23628.00         23927.00







CLASS I SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX      ONE      FIVE      SINCE
TOTAL RETURNS     MONTHS     YEAR    YEARS    INCEPTION
-------------------------------------------------------
                   -6.76%   -9.59%   12.43%     10.24%




(PERFORMANCE GRAPH)

                     MAINSTAY MID
                       CAP VALUE     RUSSELL MIDCAP
                         FUND          VALUE INDEX
                     ------------    --------------
6/1/98                 10000.00         10000.00
                       12487.00         10433.00
                       14002.00          9965.00
                       16638.00         11918.00
                       17897.00         12921.00
                       14642.00         11178.00
                       19178.00         15082.00
                       21001.00         18144.00
                       25325.00         22635.00
                       29090.00         27084.00
4/30/08                26301.00         23927.00







CLASS R1 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX      ONE      FIVE      SINCE
TOTAL RETURNS     MONTHS     YEAR    YEARS    INCEPTION
-------------------------------------------------------
                   -6.78%   -9.70%   12.35%     10.14%




(PERFORMANCE GRAPH)

              MAINSTAY MID
                CAP VALUE     RUSSELL MIDCAP
                  FUND          VALUE INDEX
              ------------    --------------
6/1/98          10000.00         10000.00
                12474.00         10433.00
                13973.00          9965.00
                16586.00         11918.00
                17823.00         12921.00
                14567.00         11178.00
                19063.00         15082.00
                20863.00         18144.00
                25135.00         22635.00
                28871.00         27084.00
4/30/08         26071.00         23927.00





   The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
1. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares from inception (June 1, 1998) through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for the Investor Class shares might have been lower.
2. Performance figures for Class C shares, first offered to the public on September 1, 1998, include the historical performance of Class B shares from inception (June 1, 1998) through August 31, 1998. Class A shares were also introduced on June 1, 1998.

   THE DISCLOSURE ON THE PREVIOUS PAGE AND THE FOOTNOTES ON THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Mid Cap Value Fund

CLASS R2 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX      ONE      FIVE      SINCE
TOTAL RETURNS     MONTHS     YEAR    YEARS    INCEPTION
-------------------------------------------------------
                   -6.93%   -9.93%   12.03%      9.84%




(PERFORMANCE GRAPH)

                                  MAINSTAY MID
                                    CAP VALUE     RUSSELL MIDCAP
                                      FUND          VALUE INDEX
                                  ------------    --------------
6/1/98                              10000.00         10000.00
                                    12444.00         10433.00
                                    13904.00          9965.00
                                    16460.00         11918.00
                                    17642.00         12921.00
                                    14385.00         11178.00
                                    18766.00         15082.00
                                    20477.00         18144.00
                                    24597.00         22635.00
                                    28183.00         27084.00
4/30/08                             25384.00         23927.00






 BENCHMARK PERFORMANCE                    SIX       ONE      FIVE      SINCE
                                        MONTHS     YEAR     YEARS    INCEPTION
------------------------------------------------------------------------------------
Russell Midcap(R) Value Index(4)         -9.20%   -11.65%   16.44%      9.20%
Average Lipper mid cap value fund(5)     -9.95    -10.17    14.75       8.81



3. Performance figures for Class I, R1 and R2 shares, each of which was first offered to the public on January 2, 2004, include the historical performance of Class A shares from inception (June 1, 1998) through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for the Class I, R1 and R2 shares might have been lower.
4. The Russell Midcap(R) Value Index is an unmanaged index that measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. The Russell Midcap(R) Value Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
5. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PREVIOUS TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    7

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MID CAP VALUE FUND --------THE EXAMPLE BELOW IS INTENDED TO DESCRIBE THE FEES AND EXPENSES BORNE BY SHAREHOLDERS DURING THE SIX-MONTH PERIOD FROM NOVEMBER 1, 2007, TO APRIL 30, 2008, AND THE IMPACT OF THOSE COSTS ON YOUR INVESTMENT.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2007, to April 30, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended April 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                             ENDING ACCOUNT
                                             ENDING ACCOUNT                   VALUE (BASED
                                              VALUE (BASED                   ON HYPOTHETICAL
                                BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                 ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                  VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/07(3)        4/30/08       PERIOD(1)         4/30/08        PERIOD(1)
INVESTOR CLASS SHARES(2)        $1,000.00       $1,019.60        $2.39          $1,006.10         $ 2.38
---------------------------------------------------------------------------------------------------------
CLASS A SHARES                  $1,000.00       $  929.50        $6.24          $1,018.40         $ 6.52
---------------------------------------------------------------------------------------------------------
CLASS B SHARES                  $1,000.00       $  926.30        $9.87          $1,014.62         $10.32
---------------------------------------------------------------------------------------------------------
CLASS C SHARES                  $1,000.00       $  926.80        $9.92          $1,014.57         $10.37
---------------------------------------------------------------------------------------------------------
CLASS I SHARES                  $1,000.00       $  932.40        $3.75          $1,020.98         $ 3.92
---------------------------------------------------------------------------------------------------------
CLASS R1 SHARES                 $1,000.00       $  932.20        $4.23          $1,020.49         $ 4.42
---------------------------------------------------------------------------------------------------------
CLASS R2 SHARES                 $1,000.00       $  930.70        $5.42          $1,019.24         $ 5.67
---------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.40% for Investor Class, 1.30% for Class A, 2.06% for Class B, 2.07% for Class C, 0.78% for Class I, 0.88% for Class R1 and 1.13% for Class R2) multiplied by the average account value over the period, divided by 366 and multiplied by 182 days for Classes A, B, C, I, R1 and R2 (to reflect the one-half year period) and 62 days for Investor Class (to reflect the since-inception period).
2. Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2008. Had these shares been offered for the full six-month period ended April 30, 2008, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $7.02 and the ending account value would have been $1,017.90.
3. Investor Class shares commenced operations on February 28, 2008.



8    MainStay Mid Cap Value Fund

 INDUSTRY COMPOSITION AS OF APRIL 30, 2008



Insurance                                8.7%
Pharmaceuticals                          6.7
Specialty Retail                         6.6
Oil, Gas & Consumable Fuels              5.5
Commercial Banks                         5.3
Electric Utilities                       5.2
Energy Equipment & Services              5.2
Health Care Providers & Services         5.0
Real Estate Investment Trusts            3.6
Food Products                            3.4
Commercial Services & Supplies           3.3
Food & Staples Retailing                 3.0
IT Services                              3.0
Thrifts & Mortgage Finance               2.9
Media                                    2.8
Machinery                                2.7
Multi-Utilities                          2.7
Chemicals                                2.6
Electronic Equipment & Instruments       2.4
Containers & Packaging                   2.0
Aerospace & Defense                      1.9
Diversified Telecommunication
  Services                               1.9
Metals & Mining                          1.9
Capital Markets                          1.5
Computers & Peripherals                  1.4
Trading Companies & Distributors         1.1
Exchange Traded Fund                     1.1
Hotels, Restaurants & Leisure            1.0
Multiline Retail                         0.9
Road & Rail                              0.8
Airlines                                 0.4
Short-Term Investment                   16.2
  (collateral from securities lending
     is 16.2%)
Liabilities in Excess of Cash and
  Other Assets                         (12.7)
                                       -----
                                       100.0%
                                       =====





See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Kroger Co. (The)
    2.  Genworth Financial, Inc., Class A
    3.  Barr Pharmaceuticals, Inc.
    4.  Edison International
    5.  Quest Diagnostics, Inc.
    6.  Spectra Energy Corp.
    7.  NewAlliance Bancshares, Inc.
    8.  BJ Services Co.
    9.  Forest Laboratories, Inc.
   10.  Teva Pharmaceutical Industries, Ltd.,
        Sponsored ADR






                                                    mainstayinvestments.com    9

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS RICHARD A. ROSEN, CFA, AND MARK T. SPELLMAN OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY MID CAP VALUE FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX-MONTH REPORTING PERIOD?

Excluding all sales charges, MainStay Mid Cap Value Fund returned -7.05% for Investor Class shares,(1) -7.05% for Class A shares, -7.37% for Class B shares and -7.32% for Class C shares for the six months ended April 30, 2008. Over the same period, the Fund's Class I shares returned -6.76%, Class R1 shares returned -6.78% and Class R2 shares returned -6.93%. All share classes outperformed the -9.95% return of the average Lipper(2) mid-cap value fund and the -9.20% return of the Russell Midcap(R) Value Index(3) for the six months ended April 30, 2008. The Russell Midcap(R) Value Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

DURING THE REPORTING PERIOD, WHAT WERE SOME OF THE FUND'S BEST-PERFORMING INDIVIDUAL STOCKS?

Hess, an integrated oil company, was a strong contributor to the Fund's performance during the reporting period. The dramatic rise in crude oil prices and optimism about the size of the company's oilfields off the coast of Brazil helped drive Hess's stock price upward. BJ Services, an energy equipment and services company, also added value to the Fund during the reporting period. Rising prices in natural gas markets and increased drilling activity helped boost the company's shares. Safeco, an automotive and personal lines insurer, saw its shares rise sharply when Liberty Mutual offered to buy the company at a premium. We sold the Fund's position in Safeco for a gain after the deal was announced.

WHICH STOCKS DETRACTED FROM THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

Frontier Oil, an oil refiner, detracted from the Fund's performance during the reporting period when shrinking refining margins hurt the company's results. Based on our belief that the long-term fundamentals for the company's business model remained sound, we added to the Fund's position in Frontier Oil during the reporting period. Idearc, a yellow pages publisher, was also particularly weak. Local advertising revenues declined more than anticipated, and Idearc's share price suffered as a result. We began reducing the Fund's position in Idearc in January at prices that were significantly higher than at the end of the reporting period and completely eliminated the Fund's position in March, when we determined that Idearc's prospects for a rebound remained remote. SLM, a student loan company, also detracted from Fund performance when a consortium of buyers pulled out of a proposed acquisition of the company. We sold the Fund's position in SLM in January, concluding that without the deal, the company would face significant near-term funding concerns.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

In addition to the transactions we've already mentioned, we initiated a number of new positions in the Fund during the reporting period. The new positions included sweetener provider Corn Products International, which should benefit from high corn prices; insurance company Hartford Financial Services Group, which was selling at historically low multiples; oil services company Baker Hughes, which should benefit from higher energy prices; and local phone carrier Embarq, which was selling at all-time low valuation metrics.

Among the positions we eliminated from the portfolio after they hit our price targets were railroad operator CSX, oil and gas driller Transocean, HVAC manufacturer Trane and local phone carrier Windstream.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of April 30, 2008, the Fund was overweight relative to the Russell Midcap(R) Value Index in health care, energy and industrials. As of the same date, the Fund was underweight in the utilities and financials sectors, though we took advantage of the market's sell-off during the reporting period and added to the Fund's weighting in financials.



Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or that they may even go down in value. Mid-capitalization companies are generally less established and their stocks may be more volatile and less liquid than the securities of large companies.
1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See footnote on page 7 for more information about Lipper Inc.
3. See footnote on page 7 for more information on the Russell Midcap(R) Value Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2008 UNAUDITED




                                        SHARES           VALUE
COMMON STOCKS (95.4%)+
--------------------------------------------------------------

AEROSPACE & DEFENSE (1.9%)
Raytheon Co.                            75,242   $   4,813,231
                                                 -------------


AIRLINES (0.4%)
Delta Air Lines, Inc. (a)(b)           108,300         921,633
                                                 -------------


CAPITAL MARKETS (1.5%)
Investment Technology Group,
  Inc. (a)                              79,100       3,817,366
                                                 -------------


CHEMICALS (2.6%)
Arch Chemicals, Inc.                    49,882       1,699,480
Chemtura Corp.                         413,800       2,863,496
Olin Corp.                              98,325       1,983,215
                                                 -------------

                                                     6,546,191
                                                 -------------

COMMERCIAL BANKS (5.3%)
KeyCorp (b)                            158,100       3,814,953
Marshall & Ilsley Corp. (b)            199,743       4,989,580
PNC Financial Services Group,
  Inc.                                  67,600       4,688,060
                                                 -------------

                                                    13,492,593
                                                 -------------

COMMERCIAL SERVICES & SUPPLIES (3.3%)
Avery Dennison Corp. (b)                79,700       3,840,743
Pitney Bowes, Inc. (b)                 128,311       4,633,310
                                                 -------------

                                                     8,474,053
                                                 -------------

COMPUTERS & PERIPHERALS (1.4%)
Emulex Corp. (a)                       266,100       3,483,249
                                                 -------------


CONTAINERS & PACKAGING (2.0%)
Ball Corp.                              95,200       5,119,856
                                                 -------------


DIVERSIFIED TELECOMMUNICATION SERVICES (1.9%)
Embarq Corp.                           115,700       4,809,649
                                                 -------------


ELECTRIC UTILITIES (5.2%)
American Electric Power Co.,
  Inc.                                  63,200       2,820,616
V  Edison International                120,900       6,307,353
Pepco Holdings, Inc.                   173,600       4,324,376
                                                 -------------

                                                    13,452,345
                                                 -------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (2.4%)
Ingram Micro, Inc. Class A
  (a)                                  127,800       2,173,878
Molex, Inc. Class A                    151,800       3,934,656
                                                 -------------

                                                     6,108,534
                                                 -------------

ENERGY EQUIPMENT & SERVICES (5.2%)
Baker Hughes, Inc.                      28,900       2,337,432
V  BJ Services Co.                     195,600       5,529,612
Diamond Offshore Drilling,
  Inc.                                  18,800       2,357,708
Tidewater, Inc.                         49,100       3,202,302
                                                 -------------

                                                    13,427,054
                                                 -------------

FOOD & STAPLES RETAILING (3.0%)
V  Kroger Co. (The)                    283,500       7,725,375
                                                 -------------


FOOD PRODUCTS (3.4%)
Corn Products International,
  Inc.                                  67,700       3,139,926
General Mills, Inc.                     61,900       3,738,760
J.M. Smucker Co. (The)                  38,800       1,935,344
                                                 -------------

                                                     8,814,030
                                                 -------------

HEALTH CARE PROVIDERS & SERVICES (5.0%)
CIGNA Corp.                             29,800       1,272,758
Coventry Health Care, Inc.
  (a)                                   93,300       4,173,309
Humana, Inc. (a)                        28,900       1,381,131
V  Quest Diagnostics, Inc.             120,900       6,066,762
                                                 -------------

                                                    12,893,960
                                                 -------------

HOTELS, RESTAURANTS & LEISURE (1.0%)
Carnival Corp.                          65,000       2,611,050
                                                 -------------


INSURANCE (8.7%)
Aspen Insurance Holdings,
  Ltd.                                 189,000       4,912,110
V  Genworth Financial, Inc.
  Class A                              317,800       7,328,468
Hartford Financial Services
  Group, Inc. (The)                     44,900       3,200,023
Lincoln National Corp.                  51,000       2,741,760
PartnerRe, Ltd.                         57,400       4,246,452
                                                 -------------

                                                    22,428,813
                                                 -------------

IT SERVICES (3.0%)
Affiliated Computer Services,
  Inc. Class A (a)                      74,800       3,962,156
Computer Sciences Corp. (a)             88,552       3,859,982
                                                 -------------

                                                     7,822,138
                                                 -------------

MACHINERY (2.7%)
Joy Global, Inc.                        18,500       1,373,625
Pentair, Inc.                          107,200       3,948,176
Timken Co. (The)                        42,700       1,543,605
                                                 -------------

                                                     6,865,406
                                                 -------------

MEDIA (2.8%)
Cablevision Systems Corp.
  Class A (a)(b)                        55,900       1,285,700
CBS Corp. Class B                      114,800       2,648,436
Gannett Co., Inc. (b)                  111,400       3,188,268
                                                 -------------

                                                     7,122,404
                                                 -------------

METALS & MINING (1.9%)
Teck Cominco, Ltd. Class B
  (b)                                  109,400       4,777,498
                                                 -------------




 +  Percentages indicated are based on Fund net assets.
 Among the Fund's 10 largest holdings, as of April 30, 2008, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
MULTILINE RETAIL (0.9%)
Nordstrom, Inc.                         65,000   $   2,291,900
                                                 -------------


MULTI-UTILITIES (2.7%)
Ameren Corp.                            80,600       3,656,016
PG&E Corp.                              84,925       3,397,000
                                                 -------------

                                                     7,053,016
                                                 -------------

OIL, GAS & CONSUMABLE FUELS (5.5%)
Frontier Oil Corp.                     150,100       3,729,985
Hess Corp.                              46,200       4,906,440
V  Spectra Energy Corp.                225,900       5,579,730
                                                 -------------

                                                    14,216,155
                                                 -------------

PHARMACEUTICALS (6.7%)
V  Barr Pharmaceuticals, Inc.
  (a)                                  131,000       6,580,130
V  Forest Laboratories, Inc.
  (a)                                  158,100       5,487,651
V  Teva Pharmaceutical
  Industries, Ltd., Sponsored
  ADR (c)                              110,000       5,145,800
                                                 -------------

                                                    17,213,581
                                                 -------------


REAL ESTATE INVESTMENT TRUSTS (3.6%)
Douglas Emmett, Inc.                   117,400       2,789,424
General Growth Properties,
  Inc. (b)                              60,248       2,467,758
Highwoods Properties, Inc.             117,363       4,112,399
                                                 -------------

                                                     9,369,581
                                                 -------------

ROAD & RAIL (0.8%)
Werner Enterprises, Inc. (b)           110,200       2,143,390
                                                 -------------


SPECIALTY RETAIL (6.6%)
American Eagle Outfitters,
  Inc.                                 112,600       2,068,462
Bed Bath & Beyond, Inc.
  (a)(b)                                79,600       2,587,000
Gap, Inc. (The) (b)                    224,000       4,170,880
TJX Cos., Inc.                         121,000       3,898,620
Williams-Sonoma, Inc. (b)              159,100       4,200,240
                                                 -------------

                                                    16,925,202
                                                 -------------

THRIFTS & MORTGAGE FINANCE (2.9%)
Freddie Mac                             71,800       1,788,538
V  NewAlliance Bancshares,
  Inc. (b)                             411,500       5,538,790
                                                 -------------

                                                     7,327,328
                                                 -------------

TRADING COMPANIES & DISTRIBUTORS (1.1%)
WESCO International, Inc. (a)           77,000       2,865,170
                                                 -------------

Total Common Stocks
  (Cost $240,652,143)                              244,931,751
                                                 -------------



EXCHANGE TRADED FUND (1.1%) (D)
--------------------------------------------------------------

iShares Dow Jones U.S. Real
  Estate
  Index Fund (b)                        40,700       2,803,416
                                                 -------------

Total Exchange Traded Fund
  (Cost $2,687,828)                                  2,803,416
                                                 -------------



SHORT-TERM INVESTMENT (16.2%)
--------------------------------------------------------------

INVESTMENT COMPANY (16.2%)
State Street Navigator
  Securities Lending Prime
  Portfolio (e)                     41,483,804      41,483,804
                                                 -------------

Total Short-Term Investment
  (Cost $41,483,804)                                41,483,804
                                                 -------------
Total Investment
  (Cost $284,823,775) (f)                112.7%    289,218,971
Liabilities in Excess of
  Cash and Other Assets                  (12.7)    (32,515,456)
                                         -----    ------------
Net Assets                               100.0%  $ 256,703,515
                                         =====    ============






(a)  Non-income producing security.
(b)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities is $39,987,217; cash collateral of
     $41,483,804 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)  ADR--American Depositary Receipt.
(d) Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(e)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(f)  At April 30, 2008, cost is $284,623,170
     for federal income tax purposes and net
     unrealized appreciation is as follows:



     Gross unrealized appreciation   $ 25,935,479
     Gross unrealized depreciation    (21,339,678)
                                     ------------
     Net unrealized appreciation     $  4,595,801
                                     ============






12    MainStay Mid Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2008 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $284,823,775)
  including $39,987,217 market
  value of securities loaned         $289,218,971
Cash                                    9,889,016
Receivables:
  Dividends and interest                  150,829
  Fund shares sold                         71,012
Other assets                               57,168
                                     ------------
     Total assets                     299,386,996
                                     ------------
LIABILITIES:
Securities lending collateral          41,483,804
Payables:
  Fund shares redeemed                    484,896
  Transfer agent (See Note 3)             185,396
  Investment securities purchased         169,804
  NYLIFE Distributors (See Note 3)        130,071
  Manager (See Note 3)                    129,461
  Shareholder communication                54,800
  Professional fees                        33,918
  Custodian                                 6,522
  Trustees                                  2,423
Accrued expenses                            2,386
                                     ------------
     Total liabilities                 42,683,481
                                     ------------
Net assets                           $256,703,515
                                     ============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.01
  per share) unlimited number of
  shares authorized                  $    195,000
Additional paid-in capital            244,932,356
                                     ------------
                                      245,127,356
Accumulated undistributed net
  investment income                       854,763
Accumulated undistributed net
  realized gain on investments and
  written option transactions           6,326,200
Net unrealized appreciation on
  investments                           4,395,196
                                     ------------
Net assets                           $256,703,515
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 35,472,877
                                     ============
Shares of beneficial interest
  outstanding                           2,621,557
                                     ============
Net asset value per share
  outstanding                        $      13.53
Maximum sales charge (5.50% of
  offering price)                            0.79
                                     ------------
Maximum offering price per share
  outstanding                        $      14.32
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $ 93,691,124
                                     ============
Shares of beneficial interest
  outstanding                           6,923,459
                                     ============
Net asset value per share
  outstanding                        $      13.53
Maximum sales charge (5.50% of
  offering price)                            0.79
                                     ------------
Maximum offering price per share
  outstanding                        $      14.32
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $101,414,714
                                     ============
Shares of beneficial interest
  outstanding                           7,918,479
                                     ============
Net asset value and offering price
  per share outstanding              $      12.81
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $ 25,480,059
                                     ============
Shares of beneficial interest
  outstanding                           1,989,672
                                     ============
Net asset value and offering price
  per share outstanding              $      12.81
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $    619,136
                                     ============
Shares of beneficial interest
  outstanding                              44,996
                                     ============
Net asset value and offering price
  per share outstanding              $      13.76
                                     ============
CLASS R1
Net assets applicable to
  outstanding shares                 $      2,365
                                     ============
Shares of beneficial interest
  outstanding                                 171
                                     ============
Net asset value and offering price
  per share outstanding              $      13.79
                                     ============
CLASS R2
Net assets applicable to
  outstanding shares                 $     23,240
                                     ============
Shares of beneficial interest
  outstanding                               1,708
                                     ============
Net asset value and offering price
  per share outstanding              $      13.61
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $  2,956,035
  Interest                                148,527
  Income from securities
     loaned--net                           87,998
                                     ------------
     Total income                       3,192,560
                                     ------------
EXPENSES:
  Manager (See Note 3)                    967,947
  Distribution--Class B (See Note
     3)                                   418,935
  Distribution--Class C (See Note
     3)                                   105,149
  Transfer agent--Investor Class
     (See Note 3)                          12,973
  Transfer agent--Class A (See Note
     3)                                   225,744
  Transfer agent--Classes B and C
     (See Note 3)                         259,127
  Transfer agent--Classes I, R1 and
     R2 (See Note 3)                          244
  Distribution/Service--Investor
     Class (See Note 3)                     7,309
  Distribution/Service--Class A
     (See Note 3)                         162,391
  Service--Class B (See Note 3)           139,645
  Service--Class C (See Note 3)            35,050
  Distribution/Service--Class R2
     (See Note 3)                              28
  Shareholder communication                45,866
  Registration                             38,225
  Professional fees                        34,296
  Recordkeeping                            27,088
  Custodian                                 8,202
  Trustees                                  5,123
  Shareholder service--Class R1
     (See Note 3)                               1
  Shareholder service--Class R2
     (See Note 3)                              11
  Miscellaneous                             8,519
                                     ------------
     Total expenses before waiver       2,501,873
  Expense waiver from Manager (See
     Note 3)                             (169,610)
                                     ------------
     Net expenses                       2,332,263
                                     ------------
Net investment income                     860,297
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND WRITTEN OPTION TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions              $  6,668,927
  Written option transactions            (545,799)
                                     ------------
Net realized gain on investments
  and written option transactions       6,123,128
                                     ------------
Net change in unrealized
  appreciation (depreciation) on:
  Security transactions               (32,097,489)
  Written option contracts                 25,116
                                     ------------
Net change in unrealized
  appreciation on investments and
  written option transactions         (32,072,373)
                                     ------------
Net realized and unrealized loss on
  investments and written option
  transactions                        (25,949,245)
                                     ------------
Net decrease in net assets
  resulting from operations          $(25,088,948)
                                     ============



(a) Dividends recorded net of foreign withholding taxes in the amount of $116,547.



14    MainStay Mid Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2007


                                       2008           2007
DECREASE IN NET ASSETS:
Operations:
 Net investment income         $    860,297   $    938,162
 Net realized gain on
  investments and written
  option transactions             6,123,128     51,180,750
 Net change in unrealized
  appreciation on investments
  and written option
  transactions                  (32,072,373)   (22,217,931)
                               ---------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    (25,088,948)    29,900,981
                               ---------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Class A                        (664,753)      (513,270)
    Class I                         (12,595)        (3,299)
    Class R1                            (19)            --
    Class R2                           (155)            --
                               ---------------------------
                                   (677,522)      (516,569)
                               ---------------------------
 From net realized gain on
  investments:
    Class A                     (23,804,669)   (23,510,126)
    Class B                     (21,191,645)   (22,155,758)
    Class C                      (5,308,955)    (5,692,564)
    Class I                        (191,114)       (93,695)
    Class R1                           (326)          (204)
    Class R2                         (3,674)        (1,791)
                               ---------------------------
                                (50,500,383)   (51,454,138)
                               ---------------------------
 Total dividends and
  distributions to
  shareholders                  (51,177,905)   (51,970,707)
                               ---------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                         12,777,831     36,110,258
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions              47,101,531     46,823,486
 Cost of shares redeemed        (61,719,334)   (94,599,869)
                               ---------------------------
    Decrease in net assets
     derived from capital
     share transactions          (1,839,972)   (11,666,125)
                               ---------------------------
    Net decrease in net
     assets                     (78,106,825)   (33,735,851)

NET ASSETS:
Beginning of period             334,810,340    368,546,191
                               ---------------------------
End of period                  $256,703,515   $334,810,340
                               ===========================
Accumulated undistributed net
 investment income at end of
 period                        $    854,763   $    671,988
                               ===========================






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                   INVESTOR CLASS
                                   --------------                                       CLASS A
                                    FEBRUARY 28,           ----------------------------------------------------------------
                                       2008**              SIX MONTHS
                                       THROUGH                ENDED
                                      APRIL 30,             APRIL 30,                     YEAR ENDED OCTOBER 31,

                                   ----------------------------------------------------------------------------------------
                                       2008***                2008               2007              2006              2005
Net asset value at
  beginning of period                  $ 13.27               $ 17.31           $  18.43          $  17.04          $  15.71
                                       -------               -------           --------          --------          --------
Net investment income
  (loss)                                    -- (d)              0.07 (a)           0.11 (a)          0.09 (a)          0.03
Net realized and
  unrealized gain (loss)
  on investments                          0.26                 (1.17)              1.37              2.47              1.54
                                       -------               -------           --------          --------          --------
Total from investment
  operations                              0.26                 (1.10)              1.48              2.56              1.57
                                       -------               -------           --------          --------          --------
Less dividends and
  distributions:
  From net investment
     income                                 --                 (0.06)             (0.05)               --                --
  From net realized gain
     on investments                         --                 (2.62)             (2.55)            (1.17)            (0.24)
                                       -------               -------           --------          --------          --------
Total dividends and
  distributions                             --                 (2.68)             (2.60)            (1.17)            (0.24)
                                       -------               -------           --------          --------          --------
Net asset value at end of
  period                               $ 13.53               $ 13.53           $  17.31          $  18.43          $  17.04
                                       =======               =======           ========          ========          ========
Total investment return
  (b)                                     1.96%(c)             (7.05%)(c)          8.61%            15.70%            10.06%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income                   0.17%+                1.04% +            0.64%             0.54%             0.17%
  Net expenses                            1.40%+                1.30% +            1.30%             1.34%             1.35%
  Expenses (before
     waiver/reimburse-
     ment)                                1.53%+                1.42% +            1.35%             1.43%             1.42%
Portfolio turnover rate                     20%                   20%                54%               44%               49%
Net assets at end of
  period (in 000's)                    $35,473               $93,691           $162,745          $171,908          $127,680
                                                         CLASS A
                                   ---------------------------------------------------
                                     YEAR             JANUARY 1,
                                     ENDED              2003*                 YEAR
                                    OCTOBER            THROUGH                ENDED
                                      31,            OCTOBER 31,          DECEMBER 31,

                                   ---------------------------------------------------
                                     2004                2003                 2002
Net asset value at
  beginning of period              $  13.50            $ 11.51               $ 13.47
                                   --------            -------               -------
Net investment income
  (loss)                               0.03               0.04                  0.06
Net realized and
  unrealized gain (loss)
  on investments                       2.18               1.97                 (1.90)
                                   --------            -------               -------
Total from investment
  operations                           2.21               2.01                 (1.84)
                                   --------            -------               -------
Less dividends and
  distributions:
  From net investment
     income                              --              (0.02)                (0.06)
  From net realized gain
     on investments                      --                 --                 (0.06)
                                   --------            -------               -------
Total dividends and
  distributions                          --              (0.02)                (0.12)
                                   --------            -------               -------
Net asset value at end of
  period                           $  15.71            $ 13.50               $ 11.51
                                   ========            =======               =======
Total investment return
  (b)                                 16.37%             17.53%(c)            (13.67%)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income                0.27%              0.45%+                0.71%
  Net expenses                         1.43%              1.54%+                1.50%
  Expenses (before
     waiver/reimburse-
     ment)                             1.43%              1.54%+                1.50%
Portfolio turnover rate                  33%                30%                   46%
Net assets at end of
  period (in 000's)                $116,396            $90,349               $80,442




                                                                        CLASS C
                        -------------------------------------------------------------------------------------------------------
                                                                                                  JANUARY 1,
                        SIX MONTHS                                                                  2003*              YEAR
                           ENDED                                                                   THROUGH             ENDED
                         APRIL 30,                     YEAR ENDED OCTOBER 31,                    OCTOBER 31,       DECEMBER 31,

                        -------------------------------------------------------------------------------------------------------
                          2008***          2007          2006          2005          2004            2003              2002
Net asset value
  at beginning of
  period                  $ 16.52        $ 17.77       $ 16.59       $ 15.41       $ 13.34         $ 11.42            $ 13.41
                          -------        -------       -------       -------       -------         -------            -------
Net investment
  income (loss)              0.02 (a)      (0.02)(a)     (0.03)(a)     (0.10)        (0.07)          (0.03)             (0.01)
Net realized and
  unrealized gain
  (loss) on
  investments               (1.11)          1.32          2.38          1.52          2.14            1.95              (1.92)
                          -------        -------       -------       -------       -------         -------            -------
Total from
  investment
  operations                (1.09)          1.30          2.35          1.42          2.07            1.92              (1.93)
                          -------        -------       -------       -------       -------         -------            -------
Less
  distributions:
  From net
     investment
     income                    --             --            --            --            --              --                 --
  From net
     realized
     gain on
     investments            (2.62)         (2.55)        (1.17)        (0.24)           --              --              (0.06)
                          -------        -------       -------       -------       -------         -------            -------
Total dividends
  and
  distributions             (2.62)         (2.55)        (1.17)        (0.24)           --              --              (0.06)
                          -------        -------       -------       -------       -------         -------            -------
Net asset value
  at end of
  period                  $ 12.81        $ 16.52       $ 17.77       $ 16.59       $ 15.41         $ 13.34            $ 11.42
                          =======        =======       =======       =======       =======         =======            =======
Total investment
  return (b)                (7.32%)(c)      7.75%        14.82%         9.27%        15.52%          16.81%(c)         (14.35%)
Ratios (to
  average net
  assets)/Supple-
  mental Data:
  Net investment
     income
     (loss)                  0.25% +       (0.10%)       (0.19%)       (0.58%)       (0.48%)         (0.30%)+           (0.04%)
  Net expenses               2.07% +        2.05%         2.09%         2.10%         2.18%           2.29% +            2.25%
  Expenses
     (before
     waiver/reim-
     bursement)              2.20% +        2.10%         2.18%         2.17%         2.18%           2.29% +            2.25%
Portfolio
  turnover rate                20%            54%           44%           49%           33%             30%                46%
Net assets at end
  of period (in
  000's)                  $25,480        $34,799       $39,899       $42,654       $39,884         $33,501            $28,183




*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
***  Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestments of dividends and distributions. Classes I, R1 and R2 shares are not subject to sales charge.
(c)  Total return is not annualized.
(d)  Less than one cent per share.





16    MainStay Mid Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                              CLASS B
              -------------------------------------------------------------------------------------------------------
                                                                                                           JANUARY 1,
              SIX MONTHS                                                                                     2003*
                 ENDED                                                                                      THROUGH
               APRIL 30,                              YEAR ENDED OCTOBER 31,                              OCTOBER 31,

              -------------------------------------------------------------------------------------------------------
                2008***             2007              2006              2005              2004                2003
               $  16.53           $  17.77          $  16.59          $  15.41          $  13.34            $  11.42
               --------           --------          --------          --------          --------            --------
                   0.02 (a)          (0.02)(a)         (0.03)(a)         (0.10)            (0.07)              (0.03)

                  (1.12)              1.33              2.38              1.52              2.14                1.95
               --------           --------          --------          --------          --------            --------
                  (1.10)              1.31              2.35              1.42              2.07                1.92
               --------           --------          --------          --------          --------            --------

                     --                 --                --                --                --                  --

                  (2.62)             (2.55)            (1.17)            (0.24)               --                  --
               --------           --------          --------          --------          --------            --------
                  (2.62)             (2.55)            (1.17)            (0.24)               --                  --
               --------           --------          --------          --------          --------            --------
               $  12.81           $  16.53          $  17.77          $  16.59          $  15.41            $  13.34
               ========           ========          ========          ========          ========            ========
                  (7.37%)(c)          7.82%            14.82%             9.27%            15.52%              16.81%(c)


                   0.25% +           (0.10%)           (0.17%)           (0.58%)           (0.48%)             (0.30%)+
                   2.06% +            2.05%             2.09%             2.10%             2.18%               2.29% +

                   2.19% +            2.10%             2.18%             2.17%             2.18%               2.29% +
                     20%                54%               44%               49%               33%                 30%
               $101,415           $135,958          $156,043          $207,348          $191,390            $156,116
                 CLASS B
              ------------
                  YEAR
                  ENDED
              DECEMBER 31,

              ------------
                  2002
                $  13.41
                --------
                   (0.01)
                   (1.92)
                --------
                   (1.93)
                --------

                      --
                   (0.06)
                --------
                   (0.06)
                --------
                $  11.42
                ========
                  (14.35%)
                   (0.04%)
                    2.25%
                    2.25%
                      46%
                $130,024




                                           Class I
           ----------------------------------------------------------------------
                                                                       January 2,
           Six months                                                    2004**
              ended                                                     through
            April 30,              Year ended October 31,             October 31,

-------------------
             2008***         2007            2006         2005            2004
             $17.60         $18.63          $17.16       $15.76          $14.81
             ------         ------          ------       ------          ------
               0.11 (a)       0.21 (a)        0.16 (a)     0.04            0.07

              (1.18)          1.39            2.48         1.60            0.88
             ------         ------          ------       ------          ------
              (1.07)          1.60            2.64         1.64            0.95
             ------         ------          ------       ------          ------

              (0.15)         (0.08)             --           --              --

              (2.62)         (2.55)          (1.17)       (0.24)             --
             ------         ------          ------       ------          ------
              (2.77)         (2.63)          (1.17)       (0.24)             --
             ------         ------          ------       ------          ------
             $13.76         $17.60          $18.63       $17.16          $15.76
             ======         ======          ======       ======          ======
              (6.76%)(c)      9.24%          16.08%       10.48%           6.41%(c)


               1.54% +        1.16%           0.90%        0.37%           0.70% +
               0.78% +        0.77%           0.99%        0.99%           1.00% +

               0.87% +        0.81%           1.09%        1.06%           1.00% +
                 20%            54%             44%          49%             33%
             $  619         $1,283          $  682       $  584          $    1




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                    CLASS R1
                            -------------------------------------------------------
                                                                         JANUARY 2,
                            SIX MONTHS                                     2004**
                               ENDED                                      THROUGH
                             APRIL 30,      YEAR ENDED OCTOBER 31,      OCTOBER 31,

                            -------------------------------------------------------
                              2008***      2007      2006      2005         2004
Net asset value at
  beginning of period         $17.64      $18.61    $17.14    $15.76       $14.81
                              ------      ------    ------    ------       ------
Net investment income
  (loss)                        0.10 (a)    0.19 (a)  0.19 (a)  0.07        (0.01)
Net realized and
  unrealized gain (loss)
  on investments               (1.20)       1.39      2.45      1.55         0.96
                              ------      ------    ------    ------       ------
Total from investment
  operations                   (1.10)       1.58      2.64      1.62         0.95
                              ------      ------    ------    ------       ------
Less dividends and
  distributions:
  From net investment
     income                    (0.13)         --        --        --           --
  From net realized gain
     on investments            (2.62)      (2.55)    (1.17)    (0.24)          --
                              ------      ------    ------    ------       ------
Total dividends and
  distributions                (2.75)      (2.55)    (1.17)    (0.24)          --
                              ------      ------    ------    ------       ------
Net asset value at end of
  period                      $13.79      $17.64    $18.61    $17.14       $15.76
                              ======      ======    ======    ======       ======
Total investment return
  (b)                          (6.78%)(c)   9.06%    16.11%    10.35%        6.41%(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         1.44% +     1.06%     1.11%     0.43%        0.56%+
  Net expenses                  0.88% +     0.87%     0.95%     1.09%        1.14%+
  Expenses (before
     waiver/reimbursement)      0.99% +     0.92%     1.01%     1.16%        1.14%+
Portfolio turnover rate           20%         54%       44%       49%          33%
Net assets at end of
  period (in 000's)           $    2      $    2    $    1    $1,170       $1,075




**   Commencement of operations.
***  Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestments of dividends and distributions. Classes I, R1 and R2 shares are not subject to sales charge.
(c)  Total return is not annualized.





18    MainStay Mid Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.



18    MainStay Mid Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                  Class R2
              -------------------------------------------------------------------------------
                                                                                   January 2,
              Six months                                                             2004**
                 ended                                                              through
               April 30,                  Year ended October 31,                  October 31,

----------------------
                2008***            2007            2006            2005               2004
                $17.42            $18.44          $17.04          $15.71             $14.81
                ------            ------          ------          ------             ------
                  0.08 (a)          0.15 (a)        0.13 (a)        0.01              (0.02)
                 (1.18)             1.38            2.44            1.56               0.92
                ------            ------          ------          ------             ------

                 (1.10)             1.53            2.57            1.57               0.90
                ------            ------          ------          ------             ------

                 (0.09)               --              --              --                 --
                 (2.62)            (2.55)          (1.17)          (0.24)                --
                ------            ------          ------          ------             ------
                 (2.71)            (2.55)          (1.17)          (0.24)                --
                ------            ------          ------          ------             ------
                $13.61            $17.42          $18.44          $17.04             $15.71
                ======            ======          ======          ======             ======
                 (6.93%)(c)         8.84%          15.77%          10.06%              6.08%(c)


                  1.17% +           0.84%           0.77%           0.09%              0.26%+
                  1.13% +           1.12%           1.23%           1.34%              1.44%+
                  1.23% +           1.16%           1.28%           1.41%              1.44%+
                    20%               54%             44%             49%                33%
                $   23            $   24          $   13          $3,564             $  837




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "'Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and comprises twenty-one funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Mid Cap Value Fund (the "Fund"), a diversified fund.

The Fund currently offers seven classes of shares. Class A shares and Class B shares commenced on June 1, 1998. Class C shares commenced on September 1, 1998. Class I shares, Class R1 shares and Class R2 shares commenced on January 2, 2004. Investor Class shares commenced on February 28, 2008. Investor Class and Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I, Class R1 and Class R2 are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The seven classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Investor Class, Class A and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution or service fee. Class R1 and Class R2 shares are authorized to pay to New York Life Investment Management LLC, its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1 or Class R2 shares, a shareholder service fee.

The Fund's investment objective is to realize maximum long-term total return from a combination of capital appreciation and income.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor (if applicable), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2008, the Fund did not hold securities that were valued in such a manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB


20    MainStay Mid Cap Value Fund

Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Fund's 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3, determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors including, but not limited to, ongoing analyses of tax laws and regulations, and interpretations, thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, the Fund foregoes the opportunity for capital appreciation above the exercise price should the price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written. When writing a covered call option, the Fund, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as the obligation as the writer continues, has retained the risk of loss should the price of the underlying security decline. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation

                                                   mainstayinvestments.com    21
between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option. (See Note 5.)

(H) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(I) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(J) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

The Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.70% on assets up to $500 million and 0.65% on assets in excess of $500 million.

Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.40%; Class A, 1.30%; Class B, 2.15%; Class C, 2.15%; Class I, 0.78%; Class R1, 0.88% and Class R2, 1.13%.
These expense limitations may be modified or terminated only


22    MainStay Mid Cap Value Fund
with the approval of the Board of Trustees. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the six months ended April 30, 2008, NYLIM earned fees from the Fund in the amount of $967,947 and waived its fees in the amount of $169,610.

As of April 30, 2008, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

                 OCTOBER 31,
  2008*       2009        2010        2011        TOTAL
$130,177    $347,680    $169,320    $169,610    $816,787
----------------------------------------------


* The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

Between August 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses did not exceed the following amounts of average daily net assets for each class: Class A, 1.30%; Class B, 2.05%; Class C, 2.05%; Class I, 0.78%; Class R1, 0.88% and Class R2, 1.13%. Prior to August 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.

State Street Bank and Trust Company ("SSBT"), 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, SSBT is compensated by NYLIM.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Investor Class, Class A, Class B, Class C, and Class R2 shares, has adopted a distribution plan (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class, Class A and Class R2 shares, which is an expense of the Investor Class, Class A and Class R2 shares of the Fund, for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1 and Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1 and Class R2 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R1 and Class R2 shares.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $1,405 and $16,478, respectively, for the six months ended April 30, 2008. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $472, $72,276 and $1,078, respectively, for the six months ended April 30, 2008.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the six months ended April 30, 2008, amounted to $498,088.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).


                                                   mainstayinvestments.com    23

(F) CAPITAL. At April 30, 2008, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Investor Class                   $25,490     0.1%
-------------------------------------------------------
Class A                              405     0.0*
-------------------------------------------------------
Class C                              214     0.0*
-------------------------------------------------------
Class I                            1,389     0.2
-------------------------------------------------------
Class R1                           1,386    58.6
-------------------------------------------------------
Class R2                           1,369     5.9
-------------------------------------------------------



* Less than one-tenth of a percent.

(G) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the six months ended April 30, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $4,784.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $27,088 for the six months ended April 30, 2008.

NOTE 4--FEDERAL INCOME TAX:

The tax character of distributions paid during the year ended October 31, 2007, shown in the Statement of Changes in Net Assets, was as follows:

                                          2007
Distributions paid from:
  Ordinary Income                    $   516,569
  Long-Term Capital Gains             51,454,138
------------------------------------------------
                                     $51,970,707
------------------------------------------------



NOTE 5--WRITTEN OPTIONS:

During the six months ended April 30, 2008, the Fund had the following transactions in written options:

                               NUMBER OF
                               CONTRACTS    PREMIUM
Options Outstanding at
  October 31, 2007                   433   $ 96,124
---------------------------------------------------
Options--Written
---------------------------------------------------
Options--Expired                      --         --
---------------------------------------------------
Options--Canceled in closing
  transactions                      (433)   (96,124)
---------------------------------------------------
Options Outstanding at April
  30, 2008                            --   $     --
---------------------------------------------------



NOTE 6--CUSTODIAN:

SSBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds pay a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which serves as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six months ended April 30, 2008.

NOTE 8--PURCHASES AND SALES OF
SECURITIES (IN 000'S):

During the six months ended April 30, 2008, purchases and sales of securities, other than short-term securities, were $54,845 and $100,458, respectively.



24    MainStay Mid Cap Value Fund

NOTE 9--CAPITAL SHARE TRANSACTIONS:


 INVESTOR CLASS                   SHARES        AMOUNT
Period ended April 30, 2008*:
Shares sold                       18,933   $   252,333
Shares redeemed                 (112,684)   (1,491,755)
                               -----------------------
Net decrease in shares
  outstanding before
  conversion                     (93,751)   (1,239,422)
Shares converted from Class A
  (See Note 1)                 2,647,959    33,761,475
Shares converted from Class B
  (See Note 1)                    67,349       865,435
                               -----------------------
Net increase                   2,621,557   $33,387,488
                               =======================




* Investor Class shares were first offered on February 28, 2008.

 CLASS A                        SHARES        AMOUNT
Six months ended April 30,
  2008:
Shares sold                      519,540   $  7,048,054
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,622,524     23,037,249
Shares redeemed               (2,343,220)   (31,987,697)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (201,156)    (1,902,394)
Shares reacquired upon
  conversion into Investor
  Class (See Note 1)          (2,647,959)   (33,761,475)
Shares converted from Class
  B (See Note 1)                 373,374      5,001,402
                              -------------------------
Net decrease                  (2,475,741)  $(30,662,467)
                              =========================
Year ended October 31, 2007:
Shares sold                    1,186,782   $ 20,803,134
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,296,512     21,740,022
Shares redeemed               (3,042,623)   (53,126,857)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (559,329)   (10,583,701)
Shares converted from Class
  B (See Note 1)                 629,710     10,977,281
                              -------------------------
Net increase                      70,381   $    393,580
                              =========================




 CLASS B                        SHARES        AMOUNT
Six months ended April 30,
  2008:
Shares sold                      294,978   $  3,836,788
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,456,622     19,562,235
Shares redeemed               (1,595,330)   (20,381,981)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                     156,270      3,017,042
Shares reacquired upon
  conversion into Class A
  (See Note 1)                  (393,680)    (5,001,402)
Shares reacquired upon
  conversion into Investor
  Class (See Note 1)             (71,112)      (865,435)
                              -------------------------
Net decrease                    (308,522)  $ (2,849,795)
                              =========================
Year ended October 31, 2007:
Shares sold                      698,882   $ 11,723,497
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,268,323     20,369,288
Shares redeemed               (1,863,378)   (31,282,536)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                     103,827        810,249
Shares reacquired upon
  conversion into Class A
  (See Note 1)                  (657,598)   (10,977,281)
                              -------------------------
Net decrease                    (553,771)  $(10,167,032)
                              =========================




 CLASS C                        SHARES       AMOUNT
Six months ended April 30,
  2008:
Shares sold                     121,337   $  1,588,998
Shares issued to shareholders
  in reinvestment of
  dividends and distributions   319,744      4,294,164
Shares redeemed                (557,512)    (7,257,209)
                               -----------------------
Net decrease                   (116,431)  $ (1,374,047)
                               =======================
Year ended October 31, 2007:
Shares sold                     179,558   $  2,997,616
Shares issued to shareholders
  in reinvestment of
  dividends and distributions   287,380      4,615,327
Shares redeemed                (606,361)   (10,138,912)
                               -----------------------
Net decrease                   (139,423)  $ (2,525,969)
                               =======================





                                                   mainstayinvestments.com    25

 CLASS I                          SHARES     AMOUNT
Six months ended April 30,
  2008:
Shares sold                        3,554   $  49,365
Shares issued to shareholders
  in reinvestment of dividends
  and distributions               14,080     203,709
Shares redeemed                  (45,491)   (600,000)
                                 -------------------
Net decrease                     (27,857)  $(346,926)
                                 ===================
Year ended October 31, 2007:
Shares sold                       31,863   $ 544,901
Shares issued to shareholders
  in reinvestment of dividends
  and distributions                5,699      96,854
Shares redeemed                   (1,310)    (22,920)
                                 -------------------
Net increase                      36,252   $ 618,835
                                 ===================




 CLASS R1                         SHARES   AMOUNT
Six months ended April 30, 2008:
Shares sold                           30     $407
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                       23      345
Shares redeemed                       (1)     (10)
                                  ---------------
Net increase                          52     $742
                                  ===============
Year ended October 31, 2007:
Shares sold                           37     $662
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                       12      204
Shares redeemed                       (3)     (55)
                                  ---------------
Net increase                          46     $811
                                  ===============




 CLASS R2                         SHARES    AMOUNT
Six months ended April 30, 2008:
Shares sold                          133   $  1,886
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                      268      3,829
Shares redeemed                      (52)      (682)
                                  -----------------
Net increase                         349   $  5,033
                                  =================
Year ended October 31, 2007:
Shares sold                        2,233   $ 40,448
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                      106      1,791
Shares redeemed                   (1,675)   (28,589)
                                  -----------------
Net increase                         664   $ 13,650
                                  =================



NOTE 10--OTHER MATTERS:

In 2004 the Securities and Exchange Commission ("SEC") raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to that fund's shareholders. Discussions are in progress with the SEC staff concerning a resolution of this matter.

NOTE 11--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2008, the Fund does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.




26    MainStay Mid Cap Value Fund

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or (ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


                                                   mainstayinvestments.com    27

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY LARGE CAP OPPORTUNITY FUND(2)
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP OPPORTUNITY FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND(2)
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

                       This page intentionally left blank

                       This page intentionally left blank

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550


NYLIM-AO13029         (RECYCLE LOGO)           MS156-08            MSMV10-06/08
                                                                             19

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 SMALL CAP GROWTH FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2008

MESSAGE FROM

THE PRESIDENT
Stock and bond investors alike faced a series of challenges during the six months ended April 30, 2008. Lower real estate prices, slowing construction activity and weak consumer spending all took a toll on the U.S. economy. Growth in real gross national product declined dramatically in the fourth quarter of 2007 and, according to preliminary estimates, recovered only slightly in the first quarter of 2008.

Many financial institutions faced substantial write-downs on subprime mortgages and other lower-quality loans. As banks began to tighten their lending requirements, homeowners and businesses found it more difficult to raise needed capital. Recognizing the need for additional liquidity, the Federal Open Market Committee lowered the federal funds target rate and announced various programs to provide additional liquidity for financial institutions.

As the subprime mortgage crisis escalated, bond investors moved away from higher-risk debt securities toward the relative safety of U.S. Treasury issues. Caution also gripped the equity market as many investors shifted assets into sectors that tend to remain stable in periods of economic weakness.

Bonds generally fared much better than stocks during the six months ended April 30, 2008. All major U.S. stock market indexes declined over the same period, but small-capitalization stocks suffered the most. Among mid-cap and large-cap stocks, growth-oriented issues outperformed value-oriented ones. The market, which steadily declined until early March, closed the period with a modest upturn.

What is the best way to weather difficult markets? At MainStay, we believe that the consistent application of time-tested investment principles makes sense for investors with a long-term time horizon. All of our portfolio managers are aware of the forces that affected the markets during the six-month reporting period. Some may have significantly altered Fund positions to accommodate shifting market dynamics. Others may have simply stayed the course, with only minor portfolio adjustments. By paying close attention to the investment objectives and strategies of the respective Funds they manage, our portfolio managers seek to optimize performance over the long term.

The report that follows provides further details about the market forces and management decisions that affected your investment in MainStay Funds from November 1, 2007, through April 30, 2008. We hope that as you review these short-term results, you will maintain the long-term perspective that sound investing calls for in a shifting economic and market environment.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 SMALL CAP GROWTH FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2008

TABLE OF CONTENTS



SEMIANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------

FINANCIAL STATEMENTS                       14
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              20
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        25
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       25

INVESTMENT AND PERFORMANCE COMPARISON*


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(1)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE      SINCE
TOTAL RETURNS              MONTHS     YEAR     YEARS    INCEPTION
-----------------------------------------------------------------
With sales charges         -19.38%   -19.75%    6.39%      3.62%
Excluding sales charges    -14.69    -15.08     7.60       4.22




                                                            (With sales charges)
(PERFORMANCE GRAPH)

              MAINSTAY SMALL
                CAP GROWTH      RUSSELL 2000(R)
                   FUND           GROWTH INDEX
              --------------    ---------------
6/1/98            9450.00           10000.00
                 10225.00           10376.00
                 18475.00           13633.00
                 14121.00           10245.00
                 13131.00            9372.00
                  9872.00            7169.00
                 13111.00           10150.00
                 13140.00           10094.00
                 16860.00           13741.00
                 16764.00           14363.00
4/30/08          14236.00           13400.00







CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL             SIX        ONE      FIVE      SINCE
TOTAL RETURNS             MONTHS     YEAR     YEARS    INCEPTION
----------------------------------------------------------------
With sales charges       -19.44%    -19.81%    6.37%      3.62%
Excluding sales charges  -14.75     -15.14     7.58       4.21




                                                            (With sales charges)
(PERFORMANCE GRAPH)

              MAINSTAY SMALL
                CAP GROWTH      RUSSELL 2000(R)
                   FUND           GROWTH INDEX
              --------------    ---------------
6/1/98           23625.00           25000.00
                 25562.00           25941.00
                 46187.00           34083.00
                 35302.00           25612.00
                 32826.00           23430.00
                 24680.00           17924.00
                 32778.00           25375.00
                 32851.00           25234.00
                 42151.00           34352.00
                 41910.00           35908.00
4/30/08          35566.00           33499.00






CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL             SIX        ONE      FIVE      SINCE
TOTAL RETURNS             MONTHS     YEAR     YEARS    INCEPTION
----------------------------------------------------------------
With sales charges       -19.29%    -19.99%    6.46%      3.42%
Excluding sales charges  -15.05     -15.78     6.77       3.42




                                                            (With sales charges)
(PERFORMANCE GRAPH)

              MAINSTAY SMALL
                CAP GROWTH      RUSSELL 2000(R)
                   FUND           GROWTH INDEX
              --------------    ---------------
6/1/98           10000.00           10000.00
                 10740.00           10376.00
                 19250.00           13633.00
                 14592.00           10245.00
                 13482.00            9372.00
                 10063.00            7169.00
                 13259.00           10150.00
                 13187.00           10094.00
                 16789.00           13741.00
                 16576.00           14363.00
4/30/08          13961.00           13400.00






* Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00%, if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors and individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES(2)--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL             SIX        ONE      FIVE      SINCE
TOTAL RETURNS             MONTHS     YEAR     YEARS    INCEPTION
----------------------------------------------------------------
With sales charges       -15.95%    -16.67%    6.77%      3.42%
Excluding sales charges  -15.10     -15.83     6.77       3.42




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                 MAINSTAY SMALL
                                   CAP GROWTH      RUSSELL 2000(R)
                                      FUND           GROWTH INDEX
                                 --------------    ---------------
6/1/98                              10000.00           10000.00
                                    10740.00           10376.00
                                    19250.00           13633.00
                                    14592.00           10245.00
                                    13482.00            9372.00
                                    10063.00            7169.00
                                    13259.00           10150.00
                                    13187.00           10094.00
                                    16789.00           13741.00
                                    16586.00           14363.00
4/30/08                             13961.00           13400.00






CLASS I SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX       ONE      FIVE      SINCE
TOTAL RETURNS     MONTHS     YEAR     YEARS    INCEPTION
--------------------------------------------------------
                  -14.50%   -14.64%    8.01%      4.55%




(PERFORMANCE GRAPH)

              MAINSTAY SMALL
                CAP GROWTH      RUSSELL 2000(R)
                   FUND           GROWTH INDEX
              --------------    ---------------
6/1/98           10000.00           10000.00
                 10845.00           10376.00
                 19644.00           13633.00
                 15052.00           10245.00
                 14032.00            9372.00
                 10576.00            7169.00
                 14081.00           10150.00
                 14148.00           10094.00
                 18198.00           13741.00
                 18213.00           14363.00
4/30/08          15545.00           13400.00







 BENCHMARK PERFORMANCE                       SIX      ONE      FIVE      SINCE
                                           MONTHS     YEAR    YEARS    INCEPTION
--------------------------------------------------------------------------------
Russell 2000(R) Growth Index(4)            -14.14%   -6.71%   13.32%      3.00%
Average Lipper small-cap growth fund(5)    -16.55    -7.94    12.14       5.75



1. Performance figures for Investor Class shares, first offered to the public on February 28, 2008, include the historical performance of Class A shares from inception (June 1, 1998) through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for the Investor Class shares might have been lower.
2. Performance figures for Class C shares, first offered to the public on September 1, 1998, include the historical performance of Class B shares from inception (June 1,1998) through August 31, 1998.
3. Performance figures for Class I shares, first offered to the public on May 31, 2006, include the historical performance of Class A shares from inception to May 30, 2006, adjusted for differences in certain contractual expenses and fees. Class A shares were also introduced on June 1, 1998. Unadjusted, the performance shown for the Class I shares might have been lower.
4. The Russell 2000(R) Growth Index is an unmanaged index that measures the performance of those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Results assume the reinvestment of all income and capital gains. The Russell 2000(R) Growth Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
5. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Small Cap Growth Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY SMALL CAP GROWTH FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2007, to April 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2007, to April 30, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended April 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                             ENDING ACCOUNT
                                             ENDING ACCOUNT                   VALUE (BASED
                                              VALUE (BASED                   ON HYPOTHETICAL
                                BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                 ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                  VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/07(3)        4/30/08       PERIOD(1)         4/30/08        PERIOD(1)
INVESTOR CLASS SHARES(2)        $1,000.00       $1,015.10        $ 2.68         $1,005.81         $ 2.67
---------------------------------------------------------------------------------------------------------

CLASS A SHARES                  $1,000.00       $  852.50        $ 6.82         $1,017.50         $ 7.42
---------------------------------------------------------------------------------------------------------

CLASS B SHARES                  $1,000.00       $  849.50        $10.30         $1,013.72         $11.22
---------------------------------------------------------------------------------------------------------

CLASS C SHARES                  $1,000.00       $  849.00        $10.30         $1,013.72         $11.22
---------------------------------------------------------------------------------------------------------

CLASS I SHARES                  $1,000.00       $  855.00        $ 4.29         $1,020.24         $ 4.67
---------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.57% for Investor Class, 1.48% for Class A, 2.24% for Class B and Class C and 0.93% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 days for Classes A, B, C and I (to reflect the one-half year period) and 62 days for Investor Class (to reflect the since-inception period).
2. Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2008. Had these shares been offered for the full six-month period ended April 30, 2008, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $7.87 and the ending account value would have been $1,017.06.
3. Investor Class shares commenced operations on February 28, 2008.





                                                    mainstayinvestments.com    7

 INDUSTRY COMPOSITION AS OF APRIL 30, 2008



Energy Equipment & Services              11.9%
Semiconductors & Semiconductor            5.3
  Equipment
Machinery                                 5.0
Electronic Equipment & Instruments        4.7
Software                                  4.3
Aerospace & Defense                       4.0
Specialty Retail                          4.0
Health Care Providers & Services          3.7
Textiles, Apparel & Luxury Goods          3.5
Health Care Equipment & Supplies          3.4
Life Sciences Tools & Services            3.3
Commercial Services & Supplies            3.2
Biotechnology                             2.4
Beverages                                 2.3
Internet Software & Services              2.3
Capital Markets                           2.2
Oil, Gas & Consumable Fuels               2.2
IT Services                               2.1
Personal Products                         1.9
Electrical Equipment                      1.8
Hotels, Restaurants & Leisure             1.8
Food Products                             1.6
Diversified Telecommunication             1.4
  Services
Air Freight & Logistics                   1.3
Airlines                                  1.3
Construction & Engineering                1.3
Distributors                              1.3
Internet & Catalog Retail                 1.3
Wireless Telecommunication Services       1.2
Diversified Consumer Services             1.1
Road & Rail                               1.1
Chemicals                                 1.0
Trading Companies & Distributors          1.0
Communications Equipment                  0.8
Consumer Finance                          0.8
Containers & Packaging                    0.8
Multiline Retail                          0.8
Thrifts & Mortgage Finance                0.8
Pharmaceuticals                           0.7
Exchange Traded Fund                      0.7
Metals & Mining                           0.6
Insurance                                 0.4
Short Term Investment                    30.5
  (collateral from securities lending
     is 30.5%)
Liabilities in Excess of Cash and       (27.1)
  Other Assets
                                        -----
                                        100.0%
                                        =====



See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Central European Distribution Corp.
    2.  Amedisys, Inc.
    3.  Atwood Oceanics, Inc.
    4.  PAREXEL International Corp.
    5.  II-VI, Inc.
    6.  Warnaco Group, Inc. (The)
    7.  Bucyrus International, Inc., Class A
    8.  Sanderson Farms, Inc.
    9.  Triumph Group, Inc.
   10.  Gulfmark Offshore, Inc.







8    MainStay Small Cap Growth Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS EDMUND C. SPELMAN AND DENISE E. HIGGINS OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY SMALL CAP GROWTH FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2008?

Excluding all sales charges, MainStay Small Cap Growth Fund returned -14.69% for Investor Class shares,(1) -14.75% for Class A shares, -15.05% for Class B shares and -15.10% for Class C shares for the six months ended April 30, 2008. Over the same period, Class I shares returned -14.50%. All share classes outperformed the -16.55% return of the average Lipper(2) small-cap growth fund and underperformed the -14.14% return of the Russell 2000(R) Growth Index(3) for the six months ended April 30, 2008. The Russell 2000(R) Growth Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHICH SECTORS HAD THE GREATEST POSITIVE OR NEGATIVE IMPACT ON THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

Stock selection in the industrials, financials and materials sectors detracted from the Fund's relative performance during the six months ended April 30, 2008, as did underweight positions in financials and health care. Favorable stock selection in the health care, consumer staples and consumer discretionary sectors helped the Fund's performance during the reporting period. Overweight positions in the energy, industrials and consumer staples sectors also helped the Fund's relative results, as did an underweight position in information technology stocks.

WHAT WERE SOME OF THE FUND'S BEST PERFORMING INDIVIDUAL STOCKS DURING THE REPORTING PERIOD?

Teen retailer Aeropostale was among the Fund's top performers. The company benefited from good merchandise selection, and Aeropostale's value-priced offerings enabled the company to show solid sales growth in a slowing economy. Home health care provider Amedisys announced several acquisitions, which enhanced its earnings growth and helped offset a somewhat more difficult reimbursement environment. Atwood Oceanics, an operator of offshore-drilling rigs, experienced strong demand for its services as a result of sharply rising energy prices.

WHICH INDIVIDUAL STOCKS LOST GROUND DURING THE REPORTING PERIOD?

The Fund's weakest performers included OYO Geospace, NETGEAR and TempurPedic International, each of which reported disappointing earnings during the reporting period. Seismic data-services provider OYO Geospace was hurt by weaker-than-expected product sales as well as rising costs. NETGEAR reported disappointing sales of its home and small-business networking equipment, while the company's margins were hurt by the aggressive pricing tactics of competitors. Specialty mattress manufacturer TempurPedic International suffered from reduced demand for its high-end mattresses as consumer spending slowed.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES DURING THE REPORTING PERIOD?

The Fund established new positions in coal-mining equipment manufacturer Bucyrus International, contract research organization ICON and synthetic tissue manufacturer LifeCell. During the reporting period, LifeCell received a takeover offer. Each of these purchases contributed positively to the Fund's performance during the reporting period.

DID THE FUND MAKE ANY SIGNIFICANT STOCK SALES DURING THE REPORTING PERIOD?

We eliminated the Fund's holdings in online travel services firm Travelzoo, cosmetic laser manufacturer Palomar Medical Technologies and specialty mattress provider TempurPedic International. All of these companies have since experienced disappointing earnings or unfavorable corporate developments.

HOW DID THE FUND CHANGE ITS SECTOR WEIGHTINGS DURING THE REPORTING PERIOD?

During the six months ended April 30, 2008, we increased the Fund's weightings in telecommunication services, industrials and health care. We

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.
1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See footnote on page 6 for more information on Lipper Inc.
3. See footnote on page 6 for more information on the Russell 2000(R) Growth Index.

                                                    mainstayinvestments.com    9
decreased the Fund's weightings in financials, energy and information technology.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of April 30, 2008, the Fund was overweight relative to the Russell 2000(R) Growth Index in energy, consumer staples, industrials and telecommunication services. On the same date, the Fund was underweight in health care, financials, information technology and materials. The Fund was roughly market weight in the consumer discretionary sector and had no representation in utilities. On a cumulative basis, relative sector positioning had a positive effect on the Fund's performance during the reporting period.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay Small Cap Growth Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2008 UNAUDITED




                                       SHARES           VALUE
COMMON STOCKS (95.9%)+
-------------------------------------------------------------

AEROSPACE & DEFENSE (4.0%)
AAR Corp. (a)                          67,700   $   1,584,180
Alliant Techsystems, Inc.
  (a)(b)                               18,100       1,986,656
V  Triumph Group, Inc. (b)             35,200       2,072,224
                                                -------------
                                                    5,643,060
                                                -------------


AIR FREIGHT & LOGISTICS (1.3%)
HUB Group, Inc. Class A (a)            55,200       1,804,488
                                                -------------


AIRLINES (1.3%)
Republic Airways Holdings,
  Inc. (a)                            109,300       1,842,798
                                                -------------


BEVERAGES (2.3%)
V  Central European
  Distribution Corp. (a)(b)            52,100       3,173,932
                                                -------------


BIOTECHNOLOGY (2.4%)
Alexion Pharmaceuticals, Inc.
  (a)(b)                               11,500         809,370
BioMarin Pharmaceuticals,
  Inc. (a)                             24,300         885,978
LifeCell Corp. (a)                     19,200         974,976
United Therapeutics Corp. (a)           8,100         684,450
                                                -------------
                                                    3,354,774
                                                -------------

CAPITAL MARKETS (2.2%)
Affiliated Managers Group,
  Inc. (a)(b)                          11,000       1,092,740
optionsXpress Holdings, Inc.           92,800       1,992,416
                                                -------------
                                                    3,085,156
                                                -------------

CHEMICALS (1.0%)
CF Industries Holdings, Inc.            8,000       1,069,600
Terra Industries, Inc. (a)              8,700         329,382
                                                -------------
                                                    1,398,982
                                                -------------

COMMERCIAL SERVICES & SUPPLIES (3.2%)
Copart, Inc. (a)                       26,100       1,066,707
FTI Consulting, Inc. (a)               28,900       1,849,600
Layne Christensen Co. (a)              37,620       1,605,245
                                                -------------
                                                    4,521,552
                                                -------------

COMMUNICATIONS EQUIPMENT (0.8%)
NETGEAR, Inc. (a)                      69,800       1,131,458
                                                -------------


CONSTRUCTION & ENGINEERING (1.3%)
Quanta Services, Inc. (a)(b)           69,100       1,833,914
                                                -------------


CONSUMER FINANCE (0.8%)
Cash America International,
  Inc.                                 26,500       1,080,935
                                                -------------


CONTAINERS & PACKAGING (0.8%)
Crown Holdings, Inc. (a)               40,300       1,081,652
                                                -------------


DISTRIBUTORS (1.3%)
LKQ Corp. (a)                          86,300       1,877,888
                                                -------------


DIVERSIFIED CONSUMER SERVICES (1.1%)
Capella Education Co. (a)(b)           24,800       1,599,352
                                                -------------


DIVERSIFIED TELECOMMUNICATION SERVICES (1.4%)
NTELOS Holdings Corp.                  75,200       1,946,176
                                                -------------


ELECTRICAL EQUIPMENT (1.8%)
V  II-VI, Inc. (a)                     67,100       2,492,094
                                                -------------


ELECTRONIC EQUIPMENT & INSTRUMENTS (4.7%)
Anixter International, Inc.
  (a)(b)                               21,000       1,196,370
FLIR Systems, Inc. (a)(b)              53,700       1,843,521
Itron, Inc. (a)(b)                     15,300       1,424,124
Mettler-Toledo International,
  Inc. (a)                             10,500       1,000,230
Technitrol, Inc.                       52,700       1,106,700
                                                -------------
                                                    6,570,945
                                                -------------

ENERGY EQUIPMENT & SERVICES (11.9%)
V  Atwood Oceanics, Inc. (a)           30,100       3,030,769
Dawson Geophysical Co. (a)             19,800       1,432,332
Dril-Quip, Inc. (a)                    23,700       1,354,692
Gulf Island Fabrication, Inc.          40,300       1,593,462
V  Gulfmark Offshore, Inc.
  (a)                                  33,800       2,021,240
Hornbeck Offshore Services,
  Inc. (a)(b)                          34,500       1,720,515
Lufkin Industries, Inc.                21,200       1,599,540
NATCO Group, Inc. Class A (a)          38,400       1,943,040
W-H Energy Services, Inc. (a)          26,000       2,009,540
                                                -------------
                                                   16,705,130
                                                -------------

FOOD PRODUCTS (1.6%)
V  Sanderson Farms, Inc. (b)           53,600       2,233,512
                                                -------------


HEALTH CARE EQUIPMENT & SUPPLIES (3.4%)
ArthroCare Corp. (a)(b)                12,300         554,238
Gen-Probe, Inc. (a)                    26,600       1,499,176
Hologic, Inc. (a)(b)                   37,600       1,097,544
Immucor, Inc. (a)                      40,950       1,104,831
Inverness Medical
  Innovations, Inc. (a)(b)             16,200         599,400
                                                -------------
                                                    4,855,189
                                                -------------

HEALTH CARE PROVIDERS & SERVICES (3.7%)
V  Amedisys, Inc. (a)(b)               60,400       3,128,720
Bio-Reference Laboratories,
  Inc. (a)(b)                          47,800       1,203,604
Healthspring, Inc. (a)                 51,100         860,524
                                                -------------
                                                    5,192,848
                                                -------------



 +  Percentages indicated are based on Fund net assets.
 V Among the Fund's 10 largest holdings, as of April 30, 2008, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11


                                       SHARES           VALUE
COMMON STOCKS (CONTINUED)
HOTELS, RESTAURANTS & LEISURE (1.8%)
Bally Technologies, Inc.
  (a)(b)                               31,600   $   1,064,604
WMS Industries, Inc. (a)(b)            42,100       1,523,599
                                                -------------
                                                    2,588,203
                                                -------------

INSURANCE (0.4%)
Tower Group, Inc.                      25,700         603,693
                                                -------------


INTERNET & CATALOG RETAIL (1.3%)
Priceline.com, Inc. (a)(b)             14,900       1,901,836
                                                -------------


INTERNET SOFTWARE & SERVICES (2.3%)
Bankrate, Inc. (a)(b)                  14,200         741,808
Equinix, Inc. (a)(b)                   21,000       1,898,820
Omniture, Inc. (a)(b)                  25,700         586,474
                                                -------------
                                                    3,227,102
                                                -------------

IT SERVICES (2.1%)
CyberSource Corp. (a)                  69,900       1,268,685
Sykes Enterprises, Inc. (a)           104,500       1,736,790
                                                -------------
                                                    3,005,475
                                                -------------

LIFE SCIENCES TOOLS & SERVICES (3.3%)
ICON PLC, Sponsored ADR
  (a)(c)                               24,600       1,771,200
V  PAREXEL International
  Corp. (a)                           115,800       2,941,320
                                                -------------
                                                    4,712,520
                                                -------------

MACHINERY (5.0%)
Actuant Corp. Class A                  52,300       1,771,401
V  Bucyrus International,
  Inc. Class A                         17,800       2,241,554
Gardner Denver, Inc. (a)               28,400       1,319,180
Middleby Corp. (The) (a)(b)            27,400       1,719,350
                                                -------------
                                                    7,051,485
                                                -------------

METALS & MINING (0.6%)
RTI International Metals,
  Inc. (a)                             22,300         918,537
                                                -------------


MULTILINE RETAIL (0.8%)
Dollar Tree, Inc. (a)                  34,700       1,096,520
                                                -------------


OIL, GAS & CONSUMABLE FUELS (2.2%)
Mariner Energy, Inc. (a)               49,100       1,353,196
Swift Energy Co. (a)                   33,400       1,741,476
                                                -------------
                                                    3,094,672
                                                -------------

PERSONAL PRODUCTS (1.9%)
American Oriental
  Bioengineering, Inc. (a)(b)          69,300         666,666
Chattem, Inc. (a)(b)                   28,200       1,970,616
                                                -------------
                                                    2,637,282
                                                -------------

PHARMACEUTICALS (0.7%)
Sciele Pharma, Inc. (a)(b)             50,300         969,281
                                                -------------


ROAD & RAIL (1.1%)
Genesee & Wyoming, Inc. Class
  A (a)                                41,800       1,491,424
                                                -------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (5.3%)
Diodes, Inc. (a)(b)                    67,875       1,835,340
Hittite Microwave Corp. (a)            43,700       1,734,890
Microsemi Corp. (a)                    41,900       1,026,550
Skyworks Solutions, Inc. (a)          136,700       1,187,923
Tessera Technologies, Inc.
  (a)                                  14,900         301,576
Varian Semiconductor
  Equipment Associates, Inc.
  (a)                                  36,100       1,322,343
                                                -------------
                                                    7,408,622
                                                -------------

SOFTWARE (4.3%)
ANSYS, Inc. (a)(b)                     42,700       1,717,821
MICROS Systems, Inc. (a)               54,800       1,953,620
Progress Software Corp. (a)            51,400       1,553,822
Quality Systems, Inc. (b)              27,800         892,936
                                                -------------
                                                    6,118,199
                                                -------------

SPECIALTY RETAIL (4.0%)
Aeropostale, Inc. (a)                  55,800       1,773,882
Dick's Sporting Goods, Inc.
  (a)                                  37,600       1,075,360
Guess?, Inc.                           25,300         968,484
Gymboree Corp. (The) (a)               42,700       1,845,494
                                                -------------
                                                    5,663,220
                                                -------------

TEXTILES, APPAREL & LUXURY GOODS (3.5%)
Fossil, Inc. (a)                       32,600       1,166,754
Phillips-Van Heusen Corp. (b)          35,900       1,515,339
V  Warnaco Group, Inc. (The)
  (a)                                  49,100       2,265,474
                                                -------------
                                                    4,947,567
                                                -------------

THRIFTS & MORTGAGE FINANCE (0.8%)
NewAlliance Bancshares, Inc.           79,300       1,067,378
                                                -------------


TRADING COMPANIES & DISTRIBUTORS (1.0%)
Interline Brands, Inc. (a)             74,500       1,441,575
                                                -------------


WIRELESS TELECOMMUNICATION SERVICES (1.2%)
SBA Communications Corp.
  Class A (a)                          52,000       1,681,680
                                                -------------
Total Common Stocks
  (Cost $122,815,537)                             135,052,106
                                                -------------


EXCHANGE TRADED FUND (0.7%)(D)
-------------------------------------------------------------

KBW Regional Banking ETF (b)           29,800       1,037,338
                                                -------------
Total Exchange Traded Fund
  (Cost $1,100,657)                                 1,037,338
                                                -------------





12    MainStay Small Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.


                                       SHARES           VALUE
SHORT-TERM INVESTMENT (30.5%)
-------------------------------------------------------------

INVESTMENT COMPANY (30.5%)
State Street Navigator
  Securities Lending
  Prime Portfolio (e)              42,900,609   $  42,900,609
                                                -------------
Total Short-Term Investment
  (Cost $42,900,609)                               42,900,609
                                                -------------
Total Investments
  (Cost $166,816,803) (f)               127.1%    178,990,053
Liabilities in Excess of
  Cash and Other Assets                 (27.1)    (38,144,203)
                                        -----    ------------
Net Assets                              100.0%  $ 140,845,850
                                        =====    ============






(a)  Non-income producing security.
(b)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities is $41,690,203; cash collateral of
     $42,900,609 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)  ADR--American Depositary Receipt.
(d) Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(e)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(f)  At April 30, 2008, cost is $166,819,568
     for federal income tax purposes and net
     unrealized appreciation is as follows:



     Gross unrealized appreciation    $19,468,255
     Gross unrealized depreciation     (7,297,770)
                                      -----------
     Net unrealized appreciation      $12,170,485
                                      ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2008 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $166,816,803)
  including $41,690,203 market
  value of securities loaned         $ 178,990,053
Cash                                     4,795,888
Receivables:
  Investment securities sold               353,180
  Dividends and interest                    36,505
  Fund shares sold                          16,424
Other assets                                45,935
                                     -------------
     Total assets                      184,237,985
                                     -------------
LIABILITIES:
Securities lending collateral           42,900,609
Payables:
  Transfer agent (See Note 3)              151,185
  Fund shares redeemed                     102,592
  Shareholder communication                 79,866
  Manager (See Note 3)                      62,908
  NYLIFE Distributors (See Note 3)          60,810
  Professional fees                         26,051
  Custodian                                  5,507
  Trustees                                   1,443
Accrued expenses                             1,164
                                     -------------
     Total liabilities                  43,392,135
                                     -------------
Net assets                           $ 140,845,850
                                     =============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.01
  per share) unlimited number of
  shares authorized                  $      98,045
Additional paid-in capital             230,361,041
                                     -------------
                                       230,459,086
Accumulated net investment loss           (956,451)
Accumulated net realized loss on
  investments                         (100,830,035)
Net unrealized appreciation on
  investments                           12,173,250
                                     -------------
Net assets                           $ 140,845,850
                                     =============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $  32,326,174
                                     =============
Shares of beneficial interest
  outstanding                            2,183,076
                                     =============
Net asset value per share
  outstanding                        $       14.81
Maximum sales charge (5.50% of
  offering price)                             0.86
                                     -------------
Maximum offering price per share
  outstanding                        $       15.67
                                     =============
CLASS A
Net assets applicable to
  outstanding shares                 $  49,005,876
                                     =============
Shares of beneficial interest
  outstanding                            3,310,785
                                     =============
Net asset value per share
  outstanding                        $       14.80
Maximum sales charge (5.50% of
  offering price)                             0.86
                                     -------------
Maximum offering price per share
  outstanding                        $       15.66
                                     =============
CLASS B
Net assets applicable to
  outstanding shares                 $  51,257,139
                                     =============
Shares of beneficial interest
  outstanding                            3,736,687
                                     =============
Net asset value and offering price
  per share outstanding              $       13.72
                                     =============
CLASS C
Net assets applicable to
  outstanding shares                 $   3,706,208
                                     =============
Shares of beneficial interest
  outstanding                              270,127
                                     =============
Net asset value and offering price
  per share outstanding              $       13.72
                                     =============
CLASS I
Net assets applicable to
  outstanding shares                 $   4,550,453
                                     =============
Shares of beneficial interest
  outstanding                              303,818
                                     =============
Net asset value and offering price
  per share outstanding              $       14.98
                                     =============






14    MainStay Small Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends                          $    182,815
  Income from securities
     loaned--net                          138,788
  Interest                                 86,176
                                     ------------
     Total income                         407,779
                                     ------------
EXPENSES:
  Manager (See Note 3)                    757,831
  Transfer agent--Investor Class
     (See Note 3)                          18,716
  Transfer agent--Class A (See Note
     3)                                   202,818
  Transfer agent--Classes B and C
     (See Note 3)                         187,862
  Transfer agent--Class I (See Note
     3)                                     3,768
  Distribution--Class B (See Note
     3)                                   231,817
  Distribution--Class C (See Note
     3)                                    15,486
  Distribution/Service--Investor
     Class (See Note 3)                     6,666
  Distribution/Service--Class A
     (See Note 3)                          95,092
  Service--Class B (See Note 3)            77,272
  Service--Class C (See Note 3)             5,162
  Shareholder communication                31,084
  Registration                             27,347
  Professional fees                        25,137
  Recordkeeping                            20,839
  Custodian                                 7,152
  Trustees                                  2,793
  Miscellaneous                             5,324
                                     ------------
     Total expenses before waiver       1,722,166
  Expense waiver from Manager (See
     Note 3)                             (357,936)
                                     ------------
     Net expenses                       1,364,230
                                     ------------
Net investment loss                      (956,451)
                                     ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments      (23,628,153)
Net change in unrealized
  appreciation on investments          (3,081,293)
                                     ------------
Net realized and unrealized loss on
  investments                         (26,709,446)
                                     ------------
Net decrease in net assets
  resulting from operations          $(27,665,897)
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2007


                                       2008           2007
DECREASE IN NET ASSETS:
Operations:
 Net investment loss           $   (956,451)  $ (2,921,794)
 Net realized gain (loss) on
  investments                   (23,628,153)    56,219,488
 Net change in unrealized
  appreciation on investments    (3,081,293)   (42,496,460)
                               ---------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    (27,665,897)    10,801,234
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                          9,485,479     22,896,401
 Cost of shares redeemed        (26,932,271)   (71,949,571)
                               ---------------------------
    Decrease in net assets
     derived from capital
     share transactions         (17,446,792)   (49,053,170)
                               ---------------------------
    Net decrease in net
     assets                     (45,112,689)   (38,251,936)

NET ASSETS:
Beginning of period             185,958,539    224,210,475
                               ---------------------------
End of period                  $140,845,850   $185,958,539
                               ===========================
Accumulated net investment
 loss at end of period         $   (956,451)  $         --
                               ===========================






16    MainStay Small Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank


                                                   mainstayinvestments.com    17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                     INVESTOR CLASS
                                     --------------                                      CLASS A
                                      FEBRUARY 28,           --------------------------------------------------------------
                                         2008***             SIX MONTHS
                                         THROUGH                ENDED
                                        APRIL 30,             APRIL 30,                    YEAR ENDED OCTOBER 31,

                                     --------------------------------------------------------------------------------------
                                         2008**                2008**              2007             2006              2005
Net asset value at
  beginning of period                    $ 14.59               $ 17.36           $ 16.44          $  14.94          $ 13.63
                                         -------               -------           -------          --------          -------
Net investment loss                        (0.03)(a)             (0.07)(a)         (0.18)            (0.18)           (0.15)
Net realized and unrealized
  gain (loss) on
  investments                               0.25                 (2.49)             1.10              1.68 (d)         1.46
                                         -------               -------           -------          --------          -------
Total from investment
  operations                                0.22                 (2.56)             0.92              1.50             1.31
                                         -------               -------           -------          --------          -------
Net asset value at end of
  period                                 $ 14.81               $ 14.80           $ 17.36          $  16.44          $ 14.94
                                         =======               =======           =======          ========          =======
Total investment return (b)                 1.51% (e)           (14.75%)(e)         5.53%            10.11% (c)(d)     9.61%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment loss                      (1.21%)+              (0.93%)+          (1.07%)           (1.09%)          (1.03%)
  Net expenses                              1.57% +               1.48% +           1.48%             1.48%            1.65%
  Expenses (before
     waiver/reimbursement)                  2.11% +               1.94% +           1.87%             1.94% (c)        1.94%
Portfolio turnover rate                       47%                   47%               95%               29%              57%
Net assets at end of period
  (in 000's)                             $32,326               $49,006           $96,968          $107,078          $68,981
                                                           CLASS A
                                     --------------------------------------------------
                                       YEAR            JANUARY 1,
                                      ENDED              2003*
                                     OCTOBER            THROUGH             YEAR ENDED
                                       31,            OCTOBER 31,          DECEMBER 31,

                                     --------------------------------------------------
                                       2004               2003                 2002
Net asset value at
  beginning of period                $ 13.46            $  9.88               $ 13.90
                                     -------            -------               -------
Net investment loss                    (0.22)             (0.18)                (0.22)
Net realized and unrealized
  gain (loss) on
  investments                           0.39               3.76                 (3.80)
                                     -------            -------               -------
Total from investment
  operations                            0.17               3.58                 (4.02)
                                     -------            -------               -------
Net asset value at end of
  period                             $ 13.63            $ 13.46               $  9.88
                                     =======            =======               =======
Total investment return (b)             1.26%             36.23% (e)           (28.92%)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment loss                  (1.63%)            (1.93%)+              (1.86%)
  Net expenses                          1.91%              2.12% +               2.07%
  Expenses (before
     waiver/reimbursement)              1.95%              2.12% +               2.07%
Portfolio turnover rate                   75%                69%                  132%
Net assets at end of period
  (in 000's)                         $70,616            $71,451               $44,037





                                                                       CLASS C
                                  --------------------------------------------------------------------------------
                                                                                                        JANUARY 1,
                                  SIX MONTHS                                                              2003*
                                     ENDED                                                               THROUGH
                                   APRIL 30,                   YEAR ENDED OCTOBER 31,                  OCTOBER 31,

                                  --------------------------------------------------------------------------------
                                    2008**          2007         2006         2005         2004            2003
Net asset value at
  beginning of period               $ 16.15        $15.42       $14.11       $12.97       $12.90          $ 9.54
                                    -------        ------       ------       ------       ------          ------
Net investment loss (a)               (0.12)(a)     (0.29)       (0.28)       (0.25)       (0.31)          (0.24)
Net realized and unrealized
  gain (loss) on
  investments                         (2.31)         1.02         1.59 (d)     1.39         0.38            3.60
                                    -------        ------       ------       ------       ------          ------
Total from investment
  operations                          (2.43)         0.73         1.31         1.14         0.07            3.36
                                    -------        ------       ------       ------       ------          ------
Net asset value at end of
  period                            $ 13.72        $16.15       $15.42       $14.11       $12.97          $12.90
                                    =======        ======       ======       ======       ======          ======
Total investment return (b)          (15.10%)(e)     4.80%        9.28% (c)(d) 8.79%        0.54%          35.22% (e)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment loss                 (1.71%)+      (1.81%)      (1.83%)      (1.78%)      (2.38%)         (2.68%)+
  Net expenses                         2.24% +       2.23%        2.23%        2.40%        2.66%           2.87% +
  Expenses (before
     waiver/reimbursement)             2.72% +       2.62%        2.69% (c)    2.69%        2.70%           2.87% +
Portfolio turnover rate                  47%           95%          29%          57%          75%             69%
Net assets at end of period
  (in 000's)                        $ 3,706        $5,382       $6,725       $7,236       $7,396          $7,734
                                     CLASS C
                                  ------------
                                   YEAR ENDED
                                  DECEMBER 31,

                                  ------------
                                      2002
Net asset value at
  beginning of period                $ 13.51
                                     -------
Net investment loss (a)                (0.30)
Net realized and unrealized
  gain (loss) on
  investments                          (3.67)
                                     -------
Total from investment
  operations                           (3.97)
                                     -------
Net asset value at end of
  period                             $  9.54
                                     =======
Total investment return (b)           (29.39%)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment loss                  (2.61%)
  Net expenses                          2.82%
  Expenses (before
     waiver/reimbursement)              2.82%
Portfolio turnover rate                  132%
Net assets at end of period
  (in 000's)                         $ 5,248




*    The Fund changed its fiscal year end from December 31 to October 31.
**   Unaudited.
***  Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestments of dividends and distributions.
(c)  Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one-hundredth of a percent.
(d)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses were less than
     $0.01 per share on net realized gains on investments and the effect on total investments return was 0.01%, respectively.
(e)  Total return is not annualized.





18    MainStay Small Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                       CLASS B
--------------------------------------------------------------------------------------------------------------------
                                                                                                          JANUARY 1,
              SIX MONTHS                                                                                    2003*
                 ENDED                                                                                     THROUGH
               APRIL 30,                              YEAR ENDED OCTOBER 31,                             OCTOBER 31,

--------------------------------------------------------------------------------------------------------------------
                2008**              2007             2006              2005              2004                2003
                $ 16.15           $ 15.42          $  14.11          $  12.97          $  12.90            $   9.54
                -------           -------          --------          --------          --------            --------
                  (0.12)(a)         (0.29)            (0.28)            (0.25)            (0.31)              (0.24)

                  (2.31)             1.02              1.59 (d)          1.39              0.38                3.60
                -------           -------          --------          --------          --------            --------
                  (2.43)             0.73              1.31              1.14              0.07                3.36
                -------           -------          --------          --------          --------            --------
                $ 13.72           $ 16.15          $  15.42          $  14.11          $  12.97            $  12.90
                =======           =======          ========          ========          ========            ========
                 (15.05%)(e)         4.73%             9.28% (c)(d)      8.79%             0.54%              35.22% (e)


                  (1.70%)+          (1.81%)           (1.83%)           (1.78%)           (2.38%)             (2.68%)+
                   2.24% +           2.23%             2.23%             2.40%             2.66%               2.87% +

                   2.72% +           2.62%             2.69% (c)         2.69%             2.70%               2.87% +
                     47%               95%               29%               57%               75%                 69%
                $51,257           $79,865          $109,872          $159,380          $172,478            $178,730
          CLASS B
--------------------------
               YEAR ENDED
              DECEMBER 31,

--------------------------
                  2002
                $  13.51
                --------
                   (0.30)
                   (3.67)
                --------
                   (3.97)
                --------
                $   9.54
                ========
                  (29.39%)
                   (2.61%)
                    2.82%
                    2.82%
                     132%
                $131,404




                    CLASS I
----------------------------------------------
                                     MAY 31,
SIX MONTHS                           2006***
   ENDED          YEAR ENDED         THROUGH
 APRIL 30,       OCTOBER 31,       OCTOBER 31,

----------------------------------------------
  2008**             2007              2006
  $ 17.52           $16.50            $16.60
  -------           ------            ------
    (0.03)(a)        (0.08)            (0.02)

    (2.51)            1.10             (0.08)(d)
  -------           ------            ------
    (2.54)            1.02             (0.10)
  -------           ------            ------
  $ 14.98           $17.52            $16.50
  =======           ======            ======
   (14.50%)(e)        6.18%            (0.60%)(c)(d)(e)


    (0.38%)+         (0.48%)           (0.32%)+
     0.93% +          0.90%             0.77% +

     1.34% +          1.30%             1.43% +(c)
       47%              95%               29%
  $ 4,550           $3,744            $  535




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and comprises twenty-one funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Small Cap Growth Fund (the "Fund"), a diversified fund.

The Fund currently offers five classes of shares. Class A shares and Class B shares commenced on June 1, 1998. Class C shares commenced on September 1, 1998. Class I shares commenced on May 31, 2006. Investor Class shares commenced on February 28, 2008. Investor Class and Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek long term-capital appreciation by investing primarily in securities of small-capitalization companies.

Small-capitalization companies may be more volatile in price and have significantly lower trading volumes than companies with larger capitalizations. They may be more vulnerable to adverse business or market developments than larger-capitalization companies.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor (if applicable), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2008 the Fund did not hold securities that were valued in such a manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in


20    MainStay Small Cap Growth Fund
a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Fund's 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3, determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors including, but not limited to, ongoing analyses of tax laws and regulations, and interpretations, thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(H) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the

                                                   mainstayinvestments.com    21

Fund. Pursuant to the terms of a Subadvisory Agreement between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

The Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 1.00% on assets up to $1.0 billion and 0.95% on assets in excess of $1.0 billion. The Manager has contractually agreed to waive its management fee to 0.85% on assets up to $1.0 billion and to 0.80% on assets in excess of $1.0 billion.

Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.58%; Class A, 1.48%; Class B, 2.33%; Class C, 2.33% and Class I, 0.93%. These expense limitations may be modified or terminated only with the approval of the Board of Trustees. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the six months ended April 30, 2008, NYLIM earned fees from the Fund in the amount of $757,831 and waived its fees in the amount of $357,936 of which $244,261 is recoupable.

As of April 30, 2008, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

                 OCTOBER 31,
 2008*        2009        2010        2011         TOTAL
$174,275    $705,943    $486,411    $244,261    $1,610,890
----------------------------------------------------------



* The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

Between August 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses did not exceed the following amounts of average daily net assets for each class: Class A, 1.48%; Class B, 2.23%; Class C, 2.23% and Class I, 0.93%. Prior to August 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.

State Street Bank and Trust Company ("SSBT"), 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, SSBT is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted a distribution plan (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the Fund, for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares was $881 and $10,852, respectively for the six months ended April 30, 2008. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $1,595, $44,143, and $291 respectively, for the six months ended April 30, 2008.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with


22    MainStay Small Cap Growth Fund

Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the six months ended April 30, 2008, amounted to $413,164.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(F) CAPITAL. At April 30, 2008, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Investor Class                $   25,376     0.1%
------------------------------------------------
Class A                              287     0.0*
------------------------------------------------
Class C                              158     0.0*
------------------------------------------------
Class I                        2,944,480    64.7
------------------------------------------------



* Less than one-tenth of a percent.

(G) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the six months ended April 30, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $2,695.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $20,839 for the six months ended April 30, 2008.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2007, for federal income tax purposes, capital loss carryforwards of $77,199,117 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2009              $34,022
       2010               40,252
       2011                2,925
------------------------------------
                         $77,199
------------------------------------



NOTE 5--CUSTODIAN:

SSBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds pay a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which serves as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six months ended April 30, 2008.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2008, purchases and sales of securities, other than short-term securities, were $70,552 and $89,475, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                   SHARES        AMOUNT
Period ended April 30, 2008*:
Shares sold                       12,036   $   173,630
Shares redeemed                  (86,604)   (1,243,573)
                               -----------------------
Net decrease in shares
  outstanding before
  conversion                     (74,568)   (1,069,943)
Shares converted from Class A
  (See Note 1)                 2,091,196    28,774,862
Shares converted from Class B
   (See Note 1)                  166,448     2,268,681
                               -----------------------
Net increase                   2,183,076   $29,973,600
                               =======================



* Investor Class shares were first offered on February 28, 2008.



                                                   mainstayinvestments.com    23

 CLASS A                          SHARES         AMOUNT
Six months ended April 30,
  2008:
Shares sold                      308,752   $  4,583,230
Shares redeemed                 (913,031)   (13,596,246)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (604,279)    (9,013,016)
Shares reacquired upon
  conversion into Investor
  Class (See Note 1)          (2,092,717)   (28,774,862)
Shares converted from Class
  B  (See Note 1)                420,967      6,268,128
                              -------------------------
Net decrease                  (2,276,029)  $(31,519,750)
                              =========================
Year ended October 31, 2007:
Shares sold                      673,426   $ 11,500,806
Shares redeemed               (2,269,984)   (38,740,546)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                  (1,596,558)   (27,239,740)
Shares converted from Class
  B  (See Note 1)                671,900     11,560,555
                              -------------------------
Net decrease                    (924,658)  $(15,679,185)
                              =========================




 CLASS B                          SHARES         AMOUNT
Six months ended April 30,
  2008:
Shares sold                      180,624   $  2,492,026
Shares redeemed                 (756,206)   (10,427,661)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (575,582)    (7,935,635)
Shares reacquired upon
  conversion into Class A
  (See Note 1)                  (453,341)    (6,268,128)
Shares reacquired upon
  conversion into Investor
  Class (See Note 1)            (179,484)    (2,268,681)
                              -------------------------
Net decrease                  (1,208,407)  $(16,472,444)
                              =========================
Year ended October 31, 2007:
Shares sold                      434,938   $  6,907,149
Shares redeemed               (1,896,587)   (30,127,583)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                  (1,461,649)   (23,220,434)
Shares reacquired upon
  conversion into Class A
  (See Note 1)                  (719,481)   (11,560,555)
                              -------------------------
Net decrease                  (2,181,130)  $(34,780,989)
                              =========================




 CLASS C                          SHARES        AMOUNT
Six months ended April 30,
  2008:
Shares sold                       19,112   $   257,898
Shares redeemed                  (82,151)   (1,143,321)
                                ----------------------
Net decrease                     (63,039)  $  (885,423)
                                ======================
Year ended October 31, 2007:
Shares sold                       51,900   $   827,582
Shares redeemed                 (154,914)   (2,469,557)
                                ----------------------
Net decrease                    (103,014)  $(1,641,975)
                                ======================




 CLASS I                         SHARES       AMOUNT
Six months ended April 30,
  2008:
Shares sold                     125,595   $1,978,695
Shares redeemed                 (35,541)    (521,470)
                                --------------------
Net increase                     90,054   $1,457,225
                                ====================
Year ended October 31, 2007:
Shares sold                     216,453   $3,660,864
Shares redeemed                 (35,148)    (611,885)
                                --------------------
Net increase                    181,305   $3,048,979
                                ====================



NOTE 9--OTHER MATTERS:

In 2004 the Securities and Exchange Commission ("SEC") raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to that fund's shareholders. Discussions are in progress with the SEC staff concerning a resolution of this matter.

NOTE 10--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2008, the Fund does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.




24    MainStay Small Cap Growth Fund

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or (ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


                                                   mainstayinvestments.com    25

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY LARGE CAP OPPORTUNITY FUND(2)
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP OPPORTUNITY FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND(2)
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

                       This page intentionally left blank

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A013031         (RECYCLE LOGO)           MS156-08            MSSG10-06/08
                                                                          24

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 PRINCIPAL PRESERVATION FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited


                 April 30, 2008

MESSAGE FROM

THE PRESIDENT


Stock and bond investors alike faced a series of challenges during the six months ended April 30, 2008. Lower real estate prices, slowing construction activity and weak consumer spending all took a toll on the U.S. economy. Growth in real gross national product declined dramatically in the fourth quarter of 2007 and, according to preliminary estimates, recovered only slightly in the first quarter of 2008.

Many financial institutions faced substantial write-downs on subprime mortgages and other lower-quality loans. As banks began to tighten their lending requirements, homeowners and businesses found it more difficult to raise needed capital. Recognizing the need for additional liquidity, the Federal Open Market Committee lowered the federal funds target rate and announced various programs to provide additional liquidity for financial institutions.

As the subprime mortgage crisis escalated, bond investors moved away from higher-risk debt securities toward the relative safety of U.S. Treasury issues. Caution also gripped the equity market as many investors shifted assets into sectors that tend to remain stable in periods of economic weakness.

Bonds generally fared much better than stocks during the six months ended April 30, 2008. All major U.S. stock market indexes declined over the same period, but small-capitalization stocks suffered the most. Among mid-cap and large-cap stocks, growth-oriented issues outperformed value-oriented ones. The market, which steadily declined until early March, closed the period with a modest upturn.

What is the best way to weather difficult markets? At MainStay, we believe that the consistent application of time-tested investment principles makes sense for investors with a long-term time horizon. All of our portfolio managers are aware of the forces that affected the markets during the six-month reporting period. Some may have significantly altered Fund positions to accommodate shifting market dynamics. Others may have simply stayed the course, with only minor portfolio adjustments. By paying close attention to the investment objectives and strategies of the respective Funds they manage, our portfolio managers seek to optimize performance over the long term.

The report that follows provides further details about the market forces and management decisions that affected your investment in MainStay Funds from November 1, 2007, through April 30, 2008. We hope that as you review these short-term results, you will maintain the long-term perspective that sound investing calls for in a shifting economic and market environment.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 PRINCIPAL PRESERVATION FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2008

TABLE OF CONTENTS



SEMIANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    8
---------------------------------------------

PORTFOLIO OF INVESTMENTS                    9
---------------------------------------------

FINANCIAL STATEMENTS                       12
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              16
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AND SUBADVISORY AGREEMENTS      20
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        22
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       22

INVESTMENT AND PERFORMANCE COMPARISON*


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.


CLASS I SHARES(1)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                SIX     ONE      FIVE     TEN
TOTAL RETURNS               MONTHS    YEAR    YEARS    YEARS
------------------------------------------------------------
                            1.81%    4.40%     3.13%    3.63%

7-DAY CURRENT YIELD: 2.21%




(PERFORMANCE GRAPH)

                                          AVERAGE LIPPER      AVERAGE LIPPER
                                       INSTITUTIONAL MONEY     MONEY MARKET
                            CLASS I        MARKET FUND             FUND
                            -------    -------------------    --------------
4/30/98                    10000.00          10000.00            10000.00
                           10508.00          10508.00            10461.00
                           11059.00          11063.00            10962.00
                           11740.00          11740.00            11576.00
                           12078.00          12058.00            11834.00
                           12247.00          12215.00            11938.00
                           12357.00          12308.00            11987.00
                           12554.00          12496.00            12119.00
                           13015.00          12946.00            12495.00
                           13686.00          13598.00            13064.00
4/30/08                    14290.00          14207.00            13587.00







 BENCHMARK PERFORMANCE                                  SIX      ONE     FIVE     TEN
                                                      MONTHS    YEAR    YEARS    YEARS
--------------------------------------------------------------------------------------
Lipper Institutional Money Market Funds(2) Average     1.87%    4.43%    3.01%    3.57%
Lipper Money Market Fund(2) Average                    1.63     3.94     2.56     3.11



* On 11/27/07, McMorgan Principal Preservation Fund was reorganized into MainStay Principal Preservation Fund Class I shares. Prior to 11/27/07, performance for MainStay Principal Preservation Fund Class I shares includes the historical performance of the McMorgan Class shares of the McMorgan Principal Preservation Fund.

  Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $10,000. Class I shares are sold with no initial sales charge or contingent deferred sales charge and have no annual 12b-1 fees and are generally available to corporate and institutional investors and individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
1. As of 4/30/08, MainStay Principal Preservation Fund had an effective 7-day yield of 2.24% for Class I shares. The 7-day current yield was 2.21% for Class I shares. These yields reflect certain fee waivers and/or expense limitations. Had these expense limitations not been in effect, the effective 7-day yield would have been 2.19% for Class I shares and the 7-day current yield would have been 2.16% for Class I. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The current yield reflects the Fund's earnings better than the Fund's total return.
2. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.



                                                    mainstayinvestments.com    5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY PRINCIPAL PRESERVATION FUND --------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2007, to April 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2007, to April 30, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended April 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                     11/1/07         4/30/08       PERIOD(1)         4/30/08        PERIOD(1)
CLASS I SHARES                 $1,000.00       $1,018.10        $1.51          $1,023.37         $1.51
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's Class I annualized expense ratio (0.30%) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the one-half year period).






6    MainStay Principal Preservation Fund

PORTFOLIO COMPOSITION AS OF APRIL 30, 2008

(PORTFOLIO COMPOSITION PIE CHART)

Commercial Paper                                        58.20
Federal Agencies                                        36.60
Corporate Bonds                                          4.30
Medium-Term Note                                         0.50
Cash and Other Assets, Less Liabilities                  0.40





See Portfolio of Investments on page 9 for specific holdings within these categories.


                                                    mainstayinvestments.com    7

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS DAVID BADER AND JOANNA KARGER OF MCMORGAN & COMPANY LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY PRINCIPAL PRESERVATION FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX-MONTH REPORTING PERIOD ENDED APRIL 30, 2008?

For the seven-day period ended April 30, 2008, MainStay Principal Preservation Fund Class I shares provided a current yield of 2.21% and an effective yield of 2.24%. For the six months ended April 30, 2008, MainStay Principal Preservation Fund Class I shares returned 1.81%. The Fund underperformed the 1.87% return of the average Lipper institutional money market fund and outperformed the 1.63% return of the average Lipper(1) money market fund for the six months ended April 30, 2008.

WHAT KEY FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

Subprime mortgage credit losses and falling U.S. home prices led to a dramatic reduction in risk tolerance by financial institutions. As lenders and investors scrambled to conserve capital, liquidity conditions tightened. To help mitigate the impact of reduced credit availability on the broader economy, the Federal Open Market Committee (FOMC) continued its rapid reduction in the targeted federal funds rate. The FOMC's accommodative monetary policy reduced the yields available on money market instruments. However, the credit crunch increased the spreads(2) on several commercial paper issues, particularly for asset-backed programs. Issuance of asset-backed commercial paper and debt from structured investment vehicles--particularly investments directly tied to residential mortgages--was sharply curtailed.

The Fund's performance relative to its peers resulted primarily from a modestly above-neutral maturity profile and some incremental yield from a significant allocation to commercial paper. During the reporting period, the Fund did not have any exposure to asset-backed commercial paper, structured investment vehicles or other securitized investments.

HOW DID THE FUND'S DURATION AND YIELD CURVE STRATEGIES AFFECT THE FUND'S PERFORMANCE?

The Fund maintained a modestly longer-than-neutral maturity profile to reflect the severity of the credit crunch and anticipation of significant interest-rate cuts by the FOMC. The Fund's slightly higher skew in average days to maturity had a modest but positive impact on the Fund's performance.

WHAT OTHER FACTORS AFFECTED PERFORMANCE DURING THE REPORTING PERIOD?

Heightened volatility and uncertainty throughout the global financial markets caused the Fund to adopt a more risk-averse posture than usual. The Fund reduced its allocation to non-government-related securities, reduced the maturity profile of incremental commercial-paper investments, minimized new investments in financial services issuers and maintained more stringent controls on issuer concentration. The Fund continued to avoid structured investment vehicles and asset-backed commercial paper. These decisions to increase investments in higher-quality, lower-yielding assets had a modestly negative impact on yields and returns during the reporting period.

The Fund increased its allocation to discount notes and other securities issued by government-sponsored enterprises and reduced its allocation to corporate commercial paper. By the end of April 2008, the Fund still maintained a significant allocation to corporate commercial paper, primarily First Tier securities with less than 60 days to maturity.



AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

The Fund's yield typically fluctuates with changes in short-term interest rates. Not all U.S. government securities are insured or guaranteed by the U.S. government--some are backed only by the issuing agency, which must rely on its own resources to repay the debt.
1. See footnote on page 5 for more information on Lipper Inc.
2. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


8    MainStay Principal Preservation Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2008 UNAUDITED



                                       PRINCIPAL       AMORTIZED
                                          AMOUNT            COST
SHORT-TERM INVESTMENTS (99.6%)+
----------------------------------------------------------------

COMMERCIAL PAPER (58.2%)
Aegon Funding Corp.
  2.65%, due 6/16/08 (a)             $ 3,600,000   $   3,587,810
AIG Funding, Inc.
  2.82%, due 5/30/08 (a)               1,290,000       1,287,070
Air Liquide US LLC
  2.20%, due 5/7/08 (a)(b)             1,365,000       1,364,500
Alcoa, Inc.
  3.34%, due 5/23/08 (a)                 500,000         498,979
Alcon Capital Corp.
  2.18%, due 5/12/08 (a)(b)              600,000         599,600
AllianceBernstein
  2.30%, due 5/23/08 (a)(b)            3,600,000       3,594,940
Altria Group, Inc.
  3.15%, due 5/9/08 (a)                1,300,000       1,299,090
AT&T, Inc.
  2.20%, due 5/30/08 (a)(b)            1,000,000         998,228
  2.25%, due 5/21/08 (a)(b)              730,000         729,088
  2.27%, due 5/30/08 (a)(b)            1,910,000       1,906,507
BASF AG
  2.20%, due 6/12/08 (a)(b)            2,600,000       2,593,327
  2.20%, due 7/15/08 (a)(b)            1,000,000         995,417
Brown-Forman Corp.
  2.25%, due 5/1/08 (a)(b)             3,750,000       3,750,000
Cargill Global Fund PLC
  2.70%, due 5/7/08 (a)(b)             1,800,000       1,799,190
Cargill, Inc.
  2.50%, due 5/30/08 (a)(b)            1,800,000       1,796,375
Coca-Cola Enterprises, Inc.
  2.20%, due 5/1/08 (a)(b)             2,100,000       2,100,000
  2.24%, due 5/1/08 (a)(b)             1,500,000       1,500,000
Comcast Corp.
  3.15%, due 5/29/08 (a)(b)            1,500,000       1,496,325
Duke Energy Corp.
  3.02%, due 6/9/08 (a)                  500,000         498,364
  3.05%, due 5/19/08 (a)               1,300,000       1,298,018
FPL Group Capital, Inc.
  2.20%, due 5/14/08 (a)(b)            1,000,000         999,206
  2.25%, due 5/7/08 (a)(b)             1,300,000       1,299,512
  2.27%, due 5/2/08 (a)(b)             1,390,000       1,389,912
General Electric Capital
  Corp.
  2.37%, due 7/14/08 (a)               2,700,000       2,686,847
  2.37%, due 10/24/08 (a)                750,000         741,310
  2.55%, due 6/5/08 (a)                  158,000         157,608
Honeywell International, Inc.
  2.17%, due 6/19/08 (a)(b)              820,000         817,578
International Business
  Machines Corp.
  2.13%, due 6/30/08 (a)(b)            2,600,000       2,590,770
  2.24%, due 6/30/08 (a)(b)            1,000,000         996,267
International Lease Finance
  Corp.
  3.00%, due 6/30/08 (a)               1,500,000       1,492,500
John Deere Credit Co.
  2.23%, due 5/30/08 (a)               2,500,000       2,495,509
  2.50%, due 5/16/08 (a)                 161,000         160,832
Kimberly-Clark Worldwide
  2.14%, due 5/2/08 (a)(b)             1,540,000       1,539,908
Lincoln National Corp.
  2.83%, due 5/9/08 (a)(b)             3,600,000       3,597,736
L'Oreal USA, Inc.
  2.20%, due 5/13/08 (a)(b)            3,500,000       3,497,433
Massachusetts Mutual Life
  Insurance Co.
  2.40%, due 5/21/08 (a)(b)            2,000,000       1,997,333
National Cooperative Services
  Corp.
  2.60%, due 5/6/08 (a)(b)             3,600,000       3,598,700
Nestle Capital Corp.
  2.10%, due 6/18/08 (a)(b)            3,000,000       2,991,600
Parker-Hannifin Corp.
  2.27%, due 6/3/08 (a)(b)             3,000,000       2,993,758
PepsiAmericas, Inc.
  2.50%, due 5/28/08 (a)               3,000,000       2,994,375
  2.70%, due 5/1/08 (a)                  700,000         700,000
Private Export Funding Corp.
  2.15%, due 6/11/08 (a)(b)            1,600,000       1,596,082
Prudential PLC
  2.70%, due 5/9/08 (a)(b)             3,500,000       3,497,900
Rabobank USA Finance Corp.
  2.775%, due 6/23/08 (a)              3,000,000       2,987,744
Rockwell Collins, Inc.
  2.18%, due 6/27/08 (a)(b)            2,500,000       2,491,371
  2.20%, due 6/27/08 (a)(b)            1,000,000         996,517
Siemens Capital Co. LLC
  2.15%, due 5/7/08 (a)(b)             3,500,000       3,498,746
Southern Co. Funding Corp.
  2.23%, due 5/2/08 (a)(b)               950,000         949,941
  2.25%, due 5/16/08 (a)(b)            2,500,000       2,497,656
Swiss RE Financial Products
  2.50%, due 7/18/08 (a)(b)            3,600,000       3,580,500
Time Warner, Inc.
  3.07%, due 5/20/08 (a)                 417,000         416,324
Toyota Motor Credit Corp.
  2.16%, due 5/2/08 (a)                3,500,000       3,499,790
Verizon Communications, Inc.
  2.65%, due 5/22/08 (a)(b)            3,650,000       3,644,358
Walt Disney Co.
  2.70%, due 5/28/08 (a)               1,120,000       1,117,732
XTO Energy, Inc.
  3.00%, due 6/11/08 (a)               1,500,000       1,494,875


 +  Percentages indicated are based on Fund net assets.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements. mainstayinvestments.com    9

                                       PRINCIPAL       AMORTIZED
                                          AMOUNT            COST
SHORT-TERM INVESTMENTS (CONTINUED)
COMMERCIAL PAPER (CONTINUED)
Xtra, Inc.
  2.40%, due 5/6/08 (a)              $ 3,600,000   $   3,598,800
                                                   -------------
                                                     109,299,858
                                                   -------------


CORPORATE BONDS (4.3%)
FleetBoston Financial Corp.
  6.375%, due 5/15/08                  4,200,000       4,201,619
HBOS PLC
  2.731%, due 3/6/09 (b)(c)            2,000,000       1,999,897
Prudential Funding LLC
  6.60%, due 5/15/08 (b)               1,900,000       1,902,405
                                                   -------------
                                                       8,103,921
                                                   -------------

FEDERAL AGENCIES (36.6%)
Federal Agricultural Mortgage
  Corp. (Discount Note)
  2.55%, due 5/13/08 (a)                  90,000          89,924
Federal Home Loan Bank
  2.45%, due 9/19/08                   7,000,000       7,017,004
Federal Home Loan Bank
  (Discount Notes)
  2.06%, due 6/27/08 (a)               1,450,000       1,445,271
  2.85%, due 5/16/08 (a)                 199,000         198,763
  4.20%, due 5/1/08 (a)                  131,000         131,000
Federal Home Loan Mortgage
  Corporation (Discount
  Notes)
  2.06%, due 9/8/08 (a)                  640,000         635,239
  2.08%, due 9/15/08 (a)               3,000,000       2,976,253
  2.09%, due 9/8/08 (a)                2,745,000       2,724,283
  2.09%, due 9/22/08 (a)               2,500,000       2,479,100
  2.135%, due 8/4/08 (a)               2,646,000       2,631,092
  2.27%, due 3/30/09 (a)                 970,000         949,632
  3.83%, due 7/7/08 (a)                  398,000         395,163
Federal National Mortgage
  Association
  3.25%, due 8/15/08                   9,705,000       9,744,598
  4.00%, due 9/2/08                   17,743,000      17,814,102
  4.00%, due 1/26/09                   6,000,000       6,093,683
  5.125%, due 9/2/08                   6,000,000       6,045,984
Federal National Mortgage
  Association (Discount
  Notes)
  1.94%, due 9/17/08 (a)               2,000,000       1,985,019
  2.00%, due 9/17/08 (a)               1,250,000       1,240,347
  2.13%, due 6/10/08 (a)               3,000,000       2,992,900
  2.71%, due 5/30/08 (a)                 210,000         209,542
  3.83%, due 7/11/08 (a)                 650,000         645,090
  4.15%, due 5/21/08 (a)                 250,000         249,424
                                                   -------------
                                                      68,693,413
                                                   -------------

MEDIUM-TERM NOTE (0.5%)
John Deere Capital Corp.
  4.50%, due 8/25/08                   1,000,000       1,001,183
                                                   -------------
Total Short-Term Investments
  (Amortized Cost
  $187,098,375) (d)                         99.6%    187,098,375
Cash and Other Assets,
  Less Liabilities                           0.4         789,906
                                           -----    ------------
Net Assets                                 100.0%  $ 187,888,281
                                           =====    ============






(a)  Interest rate presented is yield to
     maturity.
(b)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(c) Floating rate. Rate shown is the rate in effect at April 30, 2008.
(d)  The cost stated also represents the
     aggregate cost for federal income tax
     purposes.





10    MainStay Principal Preservation Fund            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of the Principal Preservation Fund investments by industry.

INDUSTRY DIVERSIFICATION


                                    AMORTIZED
                                         COST    PERCENT+
Aerospace & Defense            $    3,487,888         1.9%
Agriculture                         3,095,465         1.6
Banks                               6,201,516         3.3
Beverages                          11,044,375         5.9
Chemicals                           3,588,744         1.9
Computers                           3,587,037         1.9
Cosmetics & Personal Care           1,539,908         0.8
Diversified Financial
  Services                          6,573,508         3.5
Electric                            8,932,609         4.7
Federal Agencies                   68,693,413        36.6
Finance--Auto Loans                 3,499,790         1.9
Finance--Consumer Loans             1,001,183         0.5
Finance--Leasing Companies          5,091,300         2.7
Finance--Other Services             5,194,782         2.8
Health Care--Products                 599,600         0.3
Insurance                          17,548,349         9.3
Investment
  Management/Advisory
  Services                          3,594,940         1.9
Machinery--Diversified              2,656,341         1.4
Media                               3,030,381         1.6
Mining                                498,980         0.3
Miscellaneous--Manufacturing        7,310,082         3.9
Oil & Gas                           1,494,875         0.8
Retail                              3,497,433         1.9
Special Purpose Entity              8,057,695         4.3
Telecommunications                  7,278,181         3.9
                               --------------       -----
                                  187,098,375        99.6
Cash and Other Assets,
  Less Liabilities                    789,906         0.4
                               --------------       -----
Net Assets                       $187,888,281       100.0%
                               ==============       =====





+    Percentages indicated are based on Fund
     net assets.





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2008 UNAUDITED


ASSETS:
Investment in securities, at value
  (amortized cost $187,098,375)      $187,098,375
Cash                                        2,290
Receivables:
  Interest                                509,827
  Fund shares sold                        360,153
Other assets                                2,083
                                     ------------
     Total assets                     187,972,728
                                     ------------
LIABILITIES:
Payables:
  Manager (See Note 3)                     34,314
  Professional fees                        24,050
  Custodian                                 7,589
  Transfer agent (See Note 3)               3,925
  Trustees                                  2,183
  Fund shares redeemed                        174
Accrued expenses                            6,272
Dividend payable                            5,940
                                     ------------
     Total liabilities                     84,447
                                     ------------
Net assets                           $187,888,281
                                     ============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value
  of $.01 per share) unlimited
  number of shares authorized        $  1,878,909
Additional paid-in capital            185,994,766
                                     ------------
                                      187,873,675
Accumulated distributions in excess
  of net investment income                   (289)
Accumulated net realized gain on
  investments                              14,895
                                     ------------
Net assets                           $187,888,281
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $187,888,281
                                     ============
Shares of beneficial interest
  outstanding                         187,890,920
                                     ============
Net asset value and offering price
  per share outstanding              $       1.00
                                     ============







12    MainStay Principal Preservation Fund            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                            $3,774,353
                                      ----------
EXPENSES:
  Manager (See Note 3)                   239,653
  Professional fees                       26,122
  Transfer agent (See Note 3)             24,276
  Recordkeeping                           23,399
  Custodian                                9,684
  Registration                             8,393
  Administration (See Note 3)              7,228
  Trustees                                 4,471
  Shareholder communication                2,134
  Miscellaneous                           15,167
                                      ----------
     Total expenses before waiver        360,527
  Expense waiver from Manager (See
     Note 3)                             (72,907)
                                      ----------
     Net expenses                        287,620
                                      ----------
Net investment income                  3,486,733
                                      ----------

REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments         267,085
                                      ----------
Net increase in net assets resulting
  from
  operations                          $3,753,818
                                      ==========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

STATEMENT OF CHANGES IN NET ASSETS


                         SIX MONTHS      PERIOD
                           ENDED          ENDED       YEAR ENDED
                         APRIL 30,     OCTOBER 31,     JUNE 30,
                           2008**         2007*          2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment
  income               $   3,486,733  $  3,195,821  $   8,657,388
 Net realized gain
  (loss) on
  investments                267,085      (252,190)         1,618
 Net increase from
  payment by
  affiliates due to
  the disposal of
  investments
  purchased in
  violation of
  investment
  restrictions                    --            --             14
                       ------------------------------------------
 Net increase in net
  assets resulting
  from operations          3,753,818     2,943,631      8,659,020
                       ------------------------------------------

Dividends to shareholders:
 From net investment
  income                  (3,487,022)   (3,196,423)    (8,657,388)
 Return of capital                --          (747)            --
                       ------------------------------------------
 Total dividends to
  shareholders            (3,487,022)   (3,197,170)    (8,657,388)
                       ------------------------------------------

Capital share transactions:
 Net proceeds from
  sale of shares          88,478,878    53,059,317    174,955,166
 Net asset value of
  shares issued to
  shareholders in
  reinvestment of
  dividends                3,380,850     3,139,301      8,398,913
 Cost of shares
  redeemed              (102,910,299)  (39,352,577)  (148,042,375)
                       ------------------------------------------
    Increase
     (decrease) in
     net assets
     derived from
     capital share
     transactions        (11,050,571)   16,846,041     35,311,704
                       ------------------------------------------
    Net increase
     (decrease) in
     net assets          (10,783,775)   16,592,502     35,313,336



NET ASSETS:
Beginning of period      198,672,056   182,079,554    146,766,218
                       ------------------------------------------
End of period          $ 187,888,281  $198,672,056  $ 182,079,554
                       ==========================================
Accumulated
 distributions in
 excess of net
 investment income
 at end of period      $        (289) $         --  $          --
                       ==========================================




* The Fund McMorgan Principal Preservation changed its fiscal year from June 30 to October 31.

**   Unaudited.

*** Effective November 27, 2007, shareholders of the McMorgan Principal Preservation Fund became owners of Class I shares of the MainStay Principal Preservation Fund. Additionally, the accounting and performance history of the McMorgan Principal Preservation Fund Class McMorgan shares was redesignated as that of Class I shares of MainStay Principal Preservation Fund.



14    MainStay Principal Preservation Fund            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                     CLASS I
                            -----------------------------------------------------------------------------------------
                            SIX MONTHS
                               ENDED      PERIOD ENDED
                             APRIL 30,     OCTOBER 31,                        YEAR ENDED JUNE 30,

                            -----------------------------------------------------------------------------------------
                             2008**(D)        2007*         2007            2006        2005        2004       2003
Net asset value at
  beginning of period        $   1.00       $   1.00      $   1.00        $   1.00    $   1.00    $   1.00   $   1.00
                             --------       --------      --------        --------    --------    --------   --------
Net investment income            0.02           0.02          0.05            0.04        0.02        0.01       0.01
Net realized and
  unrealized gain (loss)
  on investments                 0.00 (a)      (0.00) (a)     0.00 (a)       (0.00)(a)      --        0.00 (a)   0.00 (a)
                             --------       --------      --------        --------    --------    --------   --------
Total from investment
  operations                     0.02           0.02          0.05            0.04        0.02        0.01       0.01
                             --------       --------      --------        --------    --------    --------   --------
Less dividends and
  distributions:
  From net investment
     income                     (0.02)         (0.02)        (0.05)          (0.04)      (0.02)      (0.01)     (0.01)
  Return of capital                --          (0.00)(a)        --              --          --          --         --
  From net realized gain
     on investments                --             --            --              --       (0.00)(a)   (0.00)(a)  (0.00)(a)
                             --------       --------      --------        --------    --------    --------   --------
Total dividends and
  distributions                 (0.02)         (0.02)        (0.05)          (0.04)      (0.02)      (0.01)     (0.01)
                             --------       --------      --------        --------    --------    --------   --------
Net asset value at end of
  period                     $   1.00       $   1.00      $   1.00        $   1.00    $   1.00    $   1.00   $   1.00
                             ========       ========      ========        ========    ========    ========   ========
Total investment return          1.81%(c)       1.69%(c)      5.20%(b)        4.01%       1.92%       0.87%      1.30%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income          3.64%+         4.97%+        5.08%           3.93%       1.90%       0.86%      1.28%
  Net expenses                   0.30%+         0.30%+        0.30%           0.30%       0.30%       0.30%      0.30%
  Expenses (before
     waiver/reimbursement)       0.38%+         0.49%+        0.46%           0.50%       0.49%       0.46%      0.43%
Net assets at end of
  period (in 000's)          $187,888       $198,672      $182,080        $146,766    $147,215    $133,382   $160,150




*    The McMorgan Principal Preservation Fund changed its fiscal year end from June
     30 to October 31.
**   Unaudited.
+    Annualized.
(a)  Less than one cent per share.
(b)  The loss resulting from the purchase of a security in violation of investment restrictions did not have an effect on total return. Please see Statement of
     Changes in Net Assets on page 14.
(c)  Total return is not annualized.
(d)  Effective November 27, 2007, shareholders of the McMorgan Principal
     Preservation Fund Class McMorgan shares became owners of Class I shares of the
     MainStay Principal Preservation Fund. Additionally, the accounting and performance history of the McMorgan Principal Preservation Fund was redesignated as that of Class I shares of MainStay Principal Preservation
     Fund.




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and comprises twenty-one funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Principal Preservation Fund (the "Fund"), a diversified fund.

The Fund currently offers one class of shares. Class I shares commenced on November 27, 2007. Class I shares are offered at net asset value without imposition of a front-end sales charge or a contingent deferred sales charge.

The Fund's investment objective is to maximize current income consistent with maintaining liquidity and preserving capital.

The financial statements of the Fund reflect the historical results of the McMorgan Principal Preservation Fund prior to its reorganization. (See Note 8.) Upon the completion of the reorganization, the Class I shares of the Fund assumed the performance, financial and other information of the McMorgan Principal Preservation Fund.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) VALUATION OF FUND SHARES. The Fund seeks to maintain a net asset value of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(B) SECURITIES VALUATION.   Securities are valued at their amortized cost. The
amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

(C) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Fund as of July 1, 2007, and was applied to all open tax periods as of the date of effectiveness. The Manager, as defined in Note 3, determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors including, but not limited to, ongoing analyses of tax laws, regulations, and interpretations, thereof.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund declares dividends of net investment income daily and are paid monthly and distributions of net realized capital gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight-line method.

(F) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) USE OF ESTIMATES.   In preparing financial statements in conformity with
accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H) INDEMNIFICATIONS.   Under the Trust's organizational documents, its officers
and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with


16    MainStay Principal Preservation Fund
third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. McMorgan & Co. LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

The Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.25% of the Fund's average daily net assets.

Effective April 1, 2008, NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses (total ordinary operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which the Fund invests) do not exceed 0.30% of the Fund's average daily net assets. These expense limitations may be modified or terminated only with the approval of the Board of Trustees. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense. NYLIM has separately agreed that for a period of two years commencing November 27, 2007, NYLIM will, by waiving, assuming or reimbursing expenses, or otherwise, limit the expenses of Class I shares of the Fund so that the total ordinary operating expenses of Class I shares do not exceed the annual rate of 0.30% of the average daily net assets attributable to such Class I shares.

Prior to April 1, 2008, the limitation for Class I shares was the same as in the April 1, 2008 agreement.

For the period November 1, 2008 through November 27, 2007, McMorgan earned fees in the amount of $36,763 and waived fees in the amount of $16,533. For the period November 28, 2007 through April 28, 2008, NYLIM earned fees in the amount of $202,890 and waived fees in the amount of $56,374. NYLIM is not entitled to recoup reimbursements paid by McMorgan.

As of April 30, 2008, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

OCTOBER 31,
    2011        TOTAL
  $56,374      $56,374




Prior to the reorganization discussed in Note 8, the Fund had a different management agreement in place with McMorgan & Co. LLC, the manager of the predecessor fund.

State Street Bank and Trust Company ("SSBT"), 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, SSBT is compensated by NYLIM.

(B) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the period November 1, 2007 through November 27, 2007, amounted to $2,575 paid by McMorgan Principal Preservation Fund and for the period November 28, 2007 through April 30, 2008 amounted to $21,701.

(C) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the period November 28, 2007 through April 30,

                                                   mainstayinvestments.com    17

2008, these fees, which are included in professional fees shown on the Statement of Operations, were $3,101.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $23,118 for the period November 28, 2007 through April 30, 2008. From November 1, 2007 to November 27, 2007, there was a different agreement in place with the McMorgan Trust and the fees for this period amounted to $281.

NOTE 4--CUSTODIAN:

SSBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 5--CAPITAL SHARE TRANSACTIONS:

 CLASS I                          SHARES          AMOUNT
Six months ended April 30,
  2008:
Shares sold                   88,478,130   $  88,478,878
Shares issued to
  shareholders in
  reinvestment of
  dividends                    3,380,850       3,380,850
Shares redeemed             (102,910,299)   (102,910,299)
                            ----------------------------
Net decrease                 (11,051,319)  $ (11,050,571)
                            ============================
Four months ended October
  31, 2007:
Shares sold                   53,059,317   $  53,059,317
Shares issued to
  shareholders in
  reinvestment of
  dividends                    3,139,302       3,139,301
Shares redeemed              (39,352,577)    (39,352,577)
                            ----------------------------
Net increase                  16,846,042   $  16,846,041
                            ============================
Year ended June 30, 2007:
Shares sold                  174,955,166   $ 174,955,166
Shares issued to
  shareholders in
  reinvestment of
  dividends                    8,398,622       8,398,913
Shares redeemed             (148,042,375)   (148,042,375)
                            ----------------------------
Net increase                  35,311,413   $  35,311,704
                            ============================



NOTE 6--OTHER MATTERS:

In 2004 the Securities and Exchange Commission ("SEC") raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to that fund's shareholders. Discussions are in progress with the SEC staff concerning a resolution of this matter.

NOTE 7--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2008, the Fund does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.

NOTE 8--REORGANIZATION:

Shareholders of McMorgan Principal Preservation Fund approved an agreement and plan of reorganization on November 20, 2007 where the Class I shares of the Fund would acquire the assets, including the investments, and assume the identified liabilities of McMorgan Principal Preservation Fund, a series of the McMorgan Trust. This reorganization was completed on November 27, 2007. The aggregate net assets of the Fund immediately before the acquisition were $0 and the combined net assets after the acquisition was $210,501,727.

The acquisition was accomplished by a tax-free exchange of the following:

                                  SHARES          VALUE
McMorgan Principal
  Preservation Fund
  Class McMorgan             201,501,727   $201,501,727





18    MainStay Principal Preservation Fund

In exchange for the McMorgan Principal Preservation Fund shares and net assets, the Fund issued 210,501,727 of Class I shares.

McMorgan Principal Preservation Fund net assets after adjustments for any permanent book-to-tax differences at the acquisition date were as follows, which include the following amounts of capital stock, accumulated net realized loss and undistributed net investment income.

                                               ACCUMULATED   UNDISTRIBUTED
                    TOTAL NET      CAPITAL    NET REALIZED  NET INVESTMENT
                     ASSETS        PAID-IN        LOSS          INCOME
McMorgan
  Principal
  Preservation
  Fund            $201,501,727  $201,753,564     $(253,186)         $1,349




                                                   mainstayinvestments.com    19

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940, as amended ("1940 Act"), requires that each mutual fund's board of trustees, including a majority of its trustees who are not "interested persons" of the fund, as defined by the 1940 Act ("Independent Trustees"), review and approve the fund's investment advisory agreement. At its meeting on June 7, 2007, the Board of Trustees of The MainStay Funds ("Board"), including a majority of the Independent Trustees, unanimously approved the management and subadvisory agreement for the MainStay Principal Preservation Fund ("Fund").

In considering the approval of the management agreement for the Fund, the Board examined the nature, extent and quality of the services that New York Life Investment Management LLC ("NYLIM") proposed to provide to the Fund. In this regard, the Board evaluated NYLIM's experience in serving as manager of other mutual funds under the Board's supervision, together with its experience in servicing a variety of other investment advisory clients, including other pooled investment vehicles. The Board considered the experience of senior personnel at NYLIM who would provide services specifically to the Fund, as well as NYLIM's reputation and financial condition. The Board noted recent staff additions in NYLIM's senior management and other personnel responsible for mutual fund operations, and resource enhancements supporting NYLIM's ability to deliver services to the Fund. The Board also considered NYLIM's performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment. In addition, the Board noted that NYLIM also is responsible for paying the salaries and expenses for substantially all of the Fund's officers. The Board considered the scope and quality of NYLIM's services to be provided to the Fund's shareholders, through its affiliate NYLIM Service Company LLC, and its reputation as a high-quality provider of shareholder services, which has been recognized by independent third-parties on multiple occasions. Based on these considerations, the Board concluded that the Fund is likely to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

The Board also examined the nature, extent and quality of the services that McMorgan & Company ("McMorgan") proposes to provide to the Fund as subadvisor. The Board evaluated McMorgan's experience in serving as adviser to predecessor mutual funds, noting that McMorgan serves a variety of other investment advisory clients. It examined McMorgan's track record and experience in providing investment advisory services to the Fund's predecessor, the experience of senior management and administrative personnel at McMorgan, and representations from the Funds' Chief Compliance Officer about McMorgan's overall legal and compliance environment. The Board also reviewed McMorgan's willingness to invest in personnel designed to benefit the Fund. The Board further considered the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers, and McMorgan's method for compensating portfolio managers. Based on these considerations, the Board concluded that the Fund is likely to benefit from the nature, extent and quality of these services as a result of McMorgan's experience, personnel, operations and resources.

In evaluating the Fund's investment performance, the Board considered investment performance results of the predecessor mutual fund managed by McMorgan in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. Based on these considerations, the Board concluded that the Fund was likely to be managed responsibly and capably by NYLIM and McMorgan.

In evaluating the management and sub-advisory fees proposed to be paid by the Fund, the Board considered information provided by NYLIM on the fees that NYLIM charges to other investment advisory clients, and the fees and expenses of other outside mutual funds that follow investment strategies similar to the Fund. Because McMorgan is an affiliate of NYLIM whose sub-advisory fee for advising the Fund is paid directly by NYLIM, the Board primarily considered the reasonableness of the overall management fees paid by the Fund to NYLIM as compared with peer funds. In addition, the Board considered NYLIM's agreement to contractually limit the Fund's total operating expenses. The Board also considered that, in addition to the fees that NYLIM would earn as the Fund's manager, NYLIM affiliates would also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. Based on these considerations, the Board concluded that the management and sub-advisory fees were reasonable and compared favorably in relation to similar portfolios.

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM showing that the Fund's management fee and other expenses were anticipated to remain competitive as the Fund's assets hypothetically increase over time. Based on this information, the Board concluded that the Fund's current expense structure reflects reasonable economies of scale for the benefit of investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund grows.

In addition, the Board considered information provided by NYLIM and its affiliates on the projected costs associated with managing the Fund and the anticipated profitability of the Fund to NYLIM and its affiliates. It considered NYLIM's and McMorgan's investments in personnel and systems necessary to manage the Fund. The Board also considered


20    MainStay Principal Preservation Fund
the profitability that may be realized by NYLIM and its affiliates due to their overall relationship with the Fund. In light of these considerations, the Board concluded that the anticipated profits to be realized by NYLIM and its affiliates, if any, were reasonable.

On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Trustees, concluded that the terms of the management and subadvisory agreements for the Fund were reasonable, and that approval of the management and subadvisory agreements was in the best interests of the Fund.


                                                   mainstayinvestments.com    21

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or (ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE



The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



22    MainStay Principal Preservation Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY LARGE CAP OPPORTUNITY FUND(2)
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP OPPORTUNITY FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND(2)
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-AO12990    (RECYCLE LOGO)                        MS156-08    MSPP10-06/08
                                                                          D2

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 GOVERNMENT FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2008

MESSAGE FROM

THE PRESIDENT
Stock and bond investors alike faced a series of challenges during the six months ended April 30, 2008. Lower real estate prices, slowing construction activity and weak consumer spending all took a toll on the U.S. economy. Growth in real gross national product declined dramatically in the fourth quarter of 2007 and, according to preliminary estimates, recovered only slightly in the first quarter of 2008.

Many financial institutions faced substantial write-downs on subprime mortgages and other lower-quality loans. As banks began to tighten their lending requirements, homeowners and businesses found it more difficult to raise needed capital. Recognizing the need for additional liquidity, the Federal Open Market Committee lowered the federal funds target rate and announced various programs to provide additional liquidity for financial institutions.

As the subprime mortgage crisis escalated, bond investors moved away from higher-risk debt securities toward the relative safety of U.S. Treasury issues. Caution also gripped the equity market as many investors shifted assets into sectors that tend to remain stable in periods of economic weakness.

Bonds generally fared much better than stocks during the six months ended April 30, 2008. All major U.S. stock market indexes declined over the same period, but small-capitalization stocks suffered the most. Among mid-cap and large-cap stocks, growth-oriented issues outperformed value-oriented ones. The market, which steadily declined until early March, closed the period with a modest upturn.

What is the best way to weather difficult markets? At MainStay, we believe that the consistent application of time-tested investment principles makes sense for investors with a long-term time horizon. All of our portfolio managers are aware of the forces that affected the markets during the six-month reporting period. Some may have significantly altered Fund positions to accommodate shifting market dynamics. Others may have simply stayed the course, with only minor portfolio adjustments. By paying close attention to the investment objectives and strategies of the respective Funds they manage, our portfolio managers seek to optimize performance over the long term.

The report that follows provides further details about the market forces and management decisions that affected your investment in MainStay Funds from November 1, 2007, through April 30, 2008. We hope that as you review these short-term results, you will maintain the long-term perspective that sound investing calls for in a shifting economic and market environment.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 GOVERNMENT FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2008

TABLE OF CONTENTS



SEMIANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------

FINANCIAL STATEMENTS                       14
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              20
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        26
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       26

INVESTMENT AND PERFORMANCE COMPARISON(*)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(1)--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL             SIX      ONE     FIVE     TEN
TOTAL RETURNS            MONTHS    YEAR    YEARS    YEARS
---------------------------------------------------------
With sales charges        -0.70%   1.58%    2.28%    4.40%
Excluding sales charges    3.98    6.36     3.22     4.88




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                        LEHMAN BROTHERS(R)
                                 MAINSTAY GOVERNMENT    GOVERNMENT BOND
                                         FUND                INDEX
                                 -------------------    ---------------
4/30/98                                 9550.00             10000.00
                                       10070.00             10644.00
                                       10137.00             10855.00
                                       11220.00             12103.00
                                       11979.00             13012.00
                                       13122.00             14480.00
                                       13048.00             14573.00
                                       13565.00             15283.00
                                       13596.00             15320.00
                                       14457.00             16356.00
4/30/08                                15377.00             17884.00






CLASS A SHARES--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE     FIVE     TEN
TOTAL RETURNS              MONTHS    YEAR    YEARS    YEARS
-----------------------------------------------------------
With sales charges          -0.73%   1.55%    2.27%    4.39%
Excluding sales charges      3.95    6.34     3.22     4.88




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                LEHMAN BROTHERS(R)
                         MAINSTAY GOVERNMENT    GOVERNMENT BOND
                                 FUND                INDEX
                         -------------------    ---------------
4/30/98                        23875.00             25000.00
                               25175.00             26610.00
                               25344.00             27139.00
                               28049.00             30257.00
                               29948.00             32531.00
                               32806.00             36200.00
                               32621.00             36432.00
                               33914.00             38207.00
                               33990.00             38301.00
                               36143.00             40889.00
4/30/08                        38434.00             44710.00






CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE     FIVE     TEN
TOTAL RETURNS              MONTHS    YEAR    YEARS    YEARS
-----------------------------------------------------------
With sales charges          -1.31%   0.54%    2.13%    4.11%
Excluding sales charges      3.69    5.54     2.48     4.11




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                     LEHMAN BROTHERS(R)
              MAINSTAY GOVERNMENT    GOVERNMENT BOND
                      FUND                INDEX
              -------------------    ---------------
4/30/98             10000.00             10000.00
                    10465.00             10644.00
                    10449.00             10855.00
                    11493.00             12103.00
                    12180.00             13012.00
                    13229.00             14480.00
                    13068.00             14573.00
                    13482.00             15283.00
                    13427.00             15320.00
                    14171.00             16356.00
4/30/08             14956.00             17884.00




* Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 4.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00%, if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate, institutional and individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES(2)--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE     FIVE     TEN
TOTAL RETURNS              MONTHS    YEAR    YEARS    YEARS
-----------------------------------------------------------
With sales charges          2.69%    4.67%    2.48%    4.11%
Excluding sales charges     3.69     5.67     2.48     4.11




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                        LEHMAN BROTHERS(R)
                                 MAINSTAY GOVERNMENT    GOVERNMENT BOND
                                         FUND                INDEX
                                 -------------------    ---------------
4/30/98                                10000.00             10000.00
                                       10465.00             10644.00
                                       10449.00             10855.00
                                       11493.00             12103.00
                                       12180.00             13012.00
                                       13229.00             14480.00
                                       13068.00             14573.00
                                       13482.00             15283.00
                                       13410.00             15320.00
                                       14154.00             16356.00
4/30/08                                14956.00             17884.00






CLASS I SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX      ONE     FIVE     TEN
TOTAL RETURNS     MONTHS    YEAR    YEARS    YEARS
--------------------------------------------------
                   4.36%    7.18%    3.72%    5.25%




(PERFORMANCE GRAPH)

                                            LEHMAN BROTHERS(R)
                     MAINSTAY GOVERNMENT    GOVERNMENT BOND
                             FUND                INDEX
                     -------------------    ---------------
4/30/98                    10000.00             10000.00
                           10568.00             10644.00
                           10647.00             10855.00
                           11825.00             12103.00
                           12669.00             13012.00
                           13892.00             14480.00
                           13841.00             14573.00
                           14461.00             15283.00
                           14562.00             15320.00
                           15557.00             16356.00
4/30/08                    16674.00             17884.00







 BENCHMARK PERFORMANCE                              SIX      ONE     FIVE     TEN
                                                  MONTHS    YEAR    YEARS    YEARS
----------------------------------------------------------------------------------
Lehman Brothers(R) Government Bond Index(4)        5.64%    9.34%    4.31%    5.99%
Average Lipper general U.S. government fund(5)     3.77     5.98     3.09     4.89



1. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares from January 1, 1998, through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted the performance shown for the Investor Class shares might have been lower.
2. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from January 1, 1998, through August 31, 1998.
3. Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class B shares from January 1, 1998, through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for the Class I shares might have been lower.
4. The Lehman Brothers(R) Government Bond Index is an unmanaged index that consists of all publicly issued, nonconvertible debt of U.S. government agencies, quasi-federal corporations, corporate or foreign debt guaranteed by the U.S. government.
   Results assume reinvestment of all income and capital gains. The Lehman Brothers(R) Government Bond Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
5. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Government Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY GOVERNMENT FUND
--------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2007, to April 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2007, to April 30, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended April 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                             ENDING ACCOUNT
                                             ENDING ACCOUNT                   VALUE (BASED
                                              VALUE (BASED                   ON HYPOTHETICAL
                                BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                 ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                  VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/07(3)        4/30/08       PERIOD(1)         4/30/08        PERIOD(1)
INVESTOR CLASS SHARES(2)        $1,000.00       $1,004.10        $1.82          $1,006.66         $1.82
---------------------------------------------------------------------------------------------------------

CLASS A SHARES                  $1,000.00       $1,039.50        $5.12          $1,019.84         $5.07
---------------------------------------------------------------------------------------------------------

CLASS B SHARES                  $1,000.00       $1,036.90        $8.96          $1,016.06         $8.87
---------------------------------------------------------------------------------------------------------

CLASS C SHARES                  $1,000.00       $1,036.90        $8.96          $1,016.06         $8.87
---------------------------------------------------------------------------------------------------------

CLASS I SHARES                  $1,000.00       $1,043.60        $2.03          $1,022.87         $2.01
---------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.07% for Investor Class, 1.01% for Class A, 1.77% for Class B and Class C and 0.40% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 days for Classes A, B, C and I (to reflect the one-half year period) and 62 days for Investor Class (to reflect the since-inception period).
2. Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2008. Had these shares been offered for the full six-month period ended April 30, 2008, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $5.37 and the ending account value would have been $1,019.54.
3. Investor Class shares commenced operations on February 28, 2008.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF APRIL 30, 2008

(PORTFOLIO COMPOSITION PIE CHART)

U.S.
  Govern-
  ment &
  Federal
  Agencies     92.1
Short-Term
  Invest-
  ments
  (collat-
  eral
  from
  securi-
  ties
  lending
  is
  14.9%)       14.9
Asset-
  Backed
  Securi-
  ties          2.9
Mortgage-
  Backed
  Securi-
  ties          2.2
Corporate
  Bonds         1.5
Municipal
  Bond          0.5
Liabili-
  ties in
  Excess
  of Cash
  and
  Other
  Assets      (14.1)





See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2008 (EXCLUDING SHORT-TERM INVESTMENTS)



    1. Federal National Mortgage Association, 4.00%, due 9/2/08
    2.  Federal National Mortgage Association (Mortgage
        Pass-Through Security), 4.50%, due 7/1/18
    3.  United States Treasury Note, 4.75%, due 8/15/17
    4.  Federal National Mortgage Association (Mortgage
        Pass-Through Security), 5.50%, due 6/1/33
    5.  United States Treasury Note, 4.75%, due 5/31/12
    6.  Federal National Mortgage Association (Mortgage
        Pass-Through Security), 5.00%, due 1/1/36
    7.  Federal National Mortgage Association (Mortgage
        Pass-Through Security), 4.50%, due 11/1/18
    8.  United States Treasury Bond, 8.75%, due 8/15/20
    9.  Federal National Mortgage Association (Mortgage
        Pass-Through Security), 5.50%, due 2/1/17
   10.  Federal Home Loan Mortgage Corporation (Mortgage
        Pass-Through Security), 5.50%, due 1/1/36







8    MainStay Government Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS GARY GOODENOUGH AND JOSEPH PORTERA OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY GOVERNMENT FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2008?

Excluding all sales charges, MainStay Government Fund returned 3.98% for Investor Class shares,(1) 3.95% for Class A shares, 3.69% for Class B shares and 3.69% for Class C shares for the six months ended April 30, 2008. Over the same period, the Fund's Class I shares returned 4.36%. Investor Class, Class A and Class I shares outperformed--and Class B and Class C shares underperformed--the 3.77% return of the average Lipper(2) general U.S. government fund for the six-month reporting period. All share classes underperformed the 5.64% return of the Lehman Brothers(R) Government Bond Index,(3) the Fund's broad-based securities-market index, for the six months ended April 30, 2008. See pages 5 and 6 for Fund returns with sales charges.

DURING THE REPORTING PERIOD, HOW WAS THE FUND POSITIONED RELATIVE TO ITS PEERS?

As credit channels became impaired and capital constraints forced many traditional large-scale buyers to the sidelines, we recognized that spreads(4) were likely to widen for securities that traditionally provide higher yields than U.S. Treasurys. Accordingly, we became increasingly cautious on spread (or non-Treasury) products and established a more defensive posture by positioning the portfolio for a steeper yield curve. We increased the Fund's allocation to U.S. Treasurys and reduced its exposure to segments of the market that were less liquid, such as commercial mortgage-backed securities. These "safe haven" trades were rewarded as the period unfolded, and the Fund outperformed the median Lipper peer fund.

While establishing a bias toward a steeper Treasury yield curve contributed meaningfully to the Fund's results, we held the Fund's duration(5) close to our best estimate of the duration of the median Lipper peer fund for most of the reporting period.

HOW DID YOU SEEK TO ENHANCE THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

In the low interest-rate environment that dominated the reporting period, we sought to improve the Fund's total return by identifying opportunities to add incremental yield without introducing excessive risk. We utilized four primary strategies.

First, we favored agency residential mortgage-backed securities over comparable-duration agency debentures. While the two segments of the market have similar liquidity, we believe that mortgage-backed securities offer better yield to compensate for their cash-flow variability. Using advanced analytics, we sought to capture benefits for the Fund.

Second, we maintained a healthy exposure to callable agency debentures with 7- to 10-year maturities and first call dates within one to two years. The callable securities offered significantly better yields than comparable-duration noncallable agencies, whose cash flows terminate at final maturity. The incremental yield of the callable securities compensates investors for the uncertainty of the cash-flow stream. As a general strategy, we sought to buy callable agency securities when the likelihood of the bonds being called at first opportunity was strong. Since rates were declining, we felt that we might be able to capture the majority of the security's yield advantage in this way.

Third, we increased the Fund's investment in higher-coupon residential mortgage-backed securities in an effort to position the Fund for a sustained housing slowdown. These bonds tend to benefit from falling mortgage prepayment rates because they earn more coupon income when their principal balance is not declining rapidly.


Investments in the Fund are not guaranteed, even though some of the Fund's investments are guaranteed by the U.S. government or its agencies or instrumentalities. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. The Fund may experience a portfolio turnover of more than 100% and may generate taxable short-term capital gains. The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, market conditions and maturities. The principal risk of mortgage dollar rolls is that the security the Fund receives at the end of the transaction may be worth less than the security the Fund sold to the same counterparty at the beginning of the transaction.
1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See footnote on page 6 for more information on Lipper Inc.
3. See footnote on page 6 for more information on the Lehman Brothers(R) Government Bond Index.
4. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
5. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

                                                    mainstayinvestments.com    9

Fourth, we maintained a modest Fund allocation to shorter-duration asset-backed securities.

Of these strategies, the first three proved successful during the reporting period. While the fourth did add incremental yield to the Fund, the yield advantage was undone by the wider spreads that hurt most categories of nonagency fixed-income securities during the reporting period.

WHAT OTHER STRATEGIES DID YOU EMPLOY DURING THE REPORTING PERIOD, AND HOW DID THEY AFFECT FUND PERFORMANCE?

The Fund benefited from a preference for mortgage-backed securities guaranteed by Fannie Mae and Freddie Mac over mortgage-backed securities guaranteed by Ginnie Mae. Ginnie Mae valuations weakened during the reporting period on the announcement of expanded approval programs under which the Federal Housing Authority (FHA) may modify delinquent subprime mortgage loans. Investors were concerned that Ginnie Mae might allow the loans to flow into their mortgage pools.

The Fund also benefited from modest portfolio turnover during the period, which helped keep transaction costs low.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay Government Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2008 UNAUDITED



                                       PRINCIPAL
                                          AMOUNT           VALUE
LONG-TERM BONDS (99.2%)+
ASSET-BACKED SECURITIES (2.9%)
----------------------------------------------------------------

CONSUMER LOANS (0.7%)
Atlantic City Electric
  Transition Funding LLC
  Series 2002-1, Class A4
  5.55%, due 10/20/23                $ 2,275,000   $   2,214,393
                                                   -------------


CREDIT CARDS (0.4%)
Chase Issuance Trust
  Series 2006-C4, Class C4
  3.006%, due 1/15/14 (a)              1,000,000         834,869
Citibank Credit Card Issuance
  Trust Series 2006-C4, Class
  C4
  2.961%, due 1/9/12 (a)                 615,000         565,528
                                                   -------------
                                                       1,400,397
                                                   -------------

DIVERSIFIED FINANCIAL SERVICES (1.2%)
Massachusetts RRB Special
  Purpose Trust Series 2001-
  1, Class A
  6.53%, due 6/1/15                    3,531,918       3,713,419
                                                   -------------


HOME EQUITY (0.6%)
Citicorp Residential Mortgage
  Securities, Inc.
  Series 2006-3, Class A3
  5.61%, due 11/25/36 (b)                950,000         893,071
  Series 2006-1, Class A3
  5.706%, due 7/25/36 (b)              1,190,000       1,138,981
                                                   -------------
                                                       2,032,052
                                                   -------------
Total Asset-Backed Securities
  (Cost $9,557,155)                                    9,360,261
                                                   -------------



CORPORATE BONDS (1.5%)
----------------------------------------------------------------

INSURANCE (0.5%)
Fund American Cos., Inc.
  5.875%, due 5/15/13                  1,480,000       1,447,844
                                                   -------------


MEDIA (1.0%)
TCI Communications, Inc.
  8.75%, due 8/1/15                    2,795,000       3,169,720
                                                   -------------
Total Corporate Bonds
  (Cost $4,771,605)                                    4,617,564
                                                   -------------



MORTGAGE-BACKED SECURITIES (2.2%)
----------------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (2.2%)
Banc of America Commercial
  Mortgage, Inc.
  Series 2005-5, Class A2
  5.001%, due 10/10/45                 2,060,000       2,061,520
Citigroup Commercial Mortgage
  Trust Series 2005-EMG,
  Class A1
  4.154%, due 9/20/51(c)                 209,144         208,485
Citigroup Mortgage Loan
  Trust, Inc.
  Series 2006-AR6, Class 1A1
  6.058%, due 8/25/36 (a)              1,161,207       1,056,344
Four Times Square Trust
  Series 2006-4TS, Class A
  5.401%, due 12/13/28(c)                620,000         584,577
GS Mortgage Securities Corp.
  II
  Series 2001-ROCK, Class A1
  6.22%, due 5/3/18(c)                 1,335,973       1,374,160
Mortgage Equity Conversion
  Asset Trust Series 2007-
  FF2, Class A
  2.57%, due
  2/25/42(a)(c)(d)(e)                  1,664,366       1,572,825
                                                   -------------
Total Mortgage-Backed
  Securities
  (Cost $7,102,644)                                    6,857,911
                                                   -------------



MUNICIPAL BOND (0.5%)
----------------------------------------------------------------

TEXAS (0.5%)
Harris County Texas
  Industrial Development
  Corp.
  Solid Waste Deer Park
  5.683%, due 3/1/23 (a)               1,720,000       1,725,349
                                                   -------------
Total Municipal Bond
  (Cost $1,726,489)                                    1,725,349
                                                   -------------



U.S. GOVERNMENT & FEDERAL AGENCIES (92.1%)
----------------------------------------------------------------

FANNIE MAE
  (COLLATERALIZED MORTGAGE OBLIGATION) (0.6%)
  Series 2006-B1, Class AB
  6.00%, due 6/25/16                   1,951,836       1,978,761
                                                   -------------




 +  Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of April 30, 2008, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

                                       PRINCIPAL
                                          AMOUNT           VALUE

U.S. GOVERNMENT & FEDERAL AGENCIES
(CONTINUED)

FANNIE MAE GRANTOR TRUST
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (1.3%)
  Series 2003-T1, Class B
  4.491%, due 11/25/12               $ 3,865,000   $   3,909,806
  Series 1998-M6, Class A2
  6.32%, due 8/15/08 (f)                 371,877         371,996
                                                   -------------
                                                       4,281,802
                                                   -------------

FANNIE MAE STRIP
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (0.2%)
  Series 360, Class 2, IO
  5.00%, due 8/1/35 (g)                2,447,781         571,881
  Series 361, Class 2, IO
  6.00%, due 10/1/35 (g)                 438,032          94,720
                                                   -------------
                                                         666,601
                                                   -------------

FEDERAL HOME LOAN BANK (5.2%)
  4.50%, due 2/20/15                   5,100,000       5,127,484
  5.125%, due 8/14/13                  5,140,000       5,493,349
  5.50%, due 7/15/36                   5,400,000       5,848,486
                                                   -------------
                                                      16,469,319
                                                   -------------

FEDERAL HOME LOAN MORTGAGE CORPORATION (2.6%)
  4.75%, due 11/17/15                  1,615,000       1,679,450
  5.20%, due 3/5/19                    5,075,000       5,130,576
  6.00%, due 6/5/17                    1,500,000       1,505,100
                                                   -------------
                                                       8,315,126
                                                   -------------


FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (10.3%)
  3.00%, due 8/1/10                    3,879,126       3,859,289
  4.297%, due 3/1/35 (a)                 166,765         168,203
  5.00%, due 1/1/20                    1,207,253       1,219,160
  5.00%, due 6/1/33                    5,239,911       5,166,733
  5.00%, due 8/1/33                    3,776,930       3,724,509
  5.00%, due 5/1/36                    4,938,971       4,859,556
  5.50%, due 1/1/21                    2,940,296       3,000,911
  5.50%, due 11/1/35                   2,045,870       2,062,548
V    5.50%, due 1/1/36                 6,728,568       6,783,419
  5.50%, due 11/1/36                     775,761         781,712
  5.663%, due 2/1/37 (a)                 434,328         443,067
  6.50%, due 4/1/37                      767,484         795,685
                                                   -------------
                                                      32,864,792
                                                   -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (8.2%)
V    4.00%, due 9/2/08                17,630,000      17,724,920
  6.00%, due 7/25/38 TBA (h)           1,550,000       1,576,156
  6.50%, due 6/25/38 TBA (h)           3,020,000       3,119,086
  6.625%, due 9/15/09                  3,505,000       3,680,898
                                                   -------------
                                                      26,101,060
                                                   -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (36.5%)
V    4.50%, due 7/1/18                13,699,055      13,628,687
V    4.50%, due 11/1/18                8,442,605       8,399,238
  4.715%, due 11/1/34 (a)                569,233         576,175
  5.00%, due 9/1/17                    5,009,448       5,066,685
  5.00%, due 9/1/20                      773,258         779,190
V    5.00%, due 1/1/36                 8,825,105       8,684,836
  5.00%, due 2/1/36                    2,076,638       2,043,631
  5.00%, due 6/1/36                      719,599         707,712
  5.00%, due 9/1/36                    1,392,620       1,370,485
  5.285%, due 4/1/34 (a)               1,346,727       1,351,499
  5.50%, due 1/1/17                      381,195         390,435
V    5.50%, due 2/1/17                 8,068,478       8,265,397
  5.50%, due 6/1/19                    2,639,008       2,698,025
  5.50%, due 11/1/19                   2,666,824       2,726,463
  5.50%, due 4/1/21                    6,003,576       6,130,331
V    5.50%, due 6/1/33                10,226,774      10,318,132
  5.50%, due 11/1/33                   4,513,542       4,553,863
  5.50%, due 12/1/33                   5,136,937       5,182,826
  5.50%, due 6/1/34                    1,824,092       1,839,246
  5.50%, due 12/1/34                   1,086,276       1,095,301
  5.50%, due 3/1/35                    3,909,663       3,942,145
  5.50%, due 7/1/37                    1,002,461       1,009,011
  6.00%, due 12/1/16                     670,935         692,944
  6.00%, due 11/1/32                   2,332,671       2,402,023
  6.00%, due 1/1/33                    1,685,674       1,733,683
  6.00%, due 3/1/33                    1,773,100       1,821,382
  6.00%, due 9/1/34                      500,911         513,769
  6.00%, due 9/1/35                    4,295,308       4,401,183
  6.00%, due 10/1/35                   1,160,810       1,188,610
  6.00%, due 6/1/36                    4,221,017       4,320,129
  6.00%, due 11/1/36                   4,356,654       4,458,951
  6.00%, due 4/1/37                    1,342,788       1,360,470
  6.50%, due 10/1/31                   1,075,141       1,120,881
  6.50%, due 2/1/37                      992,685       1,028,192
                                                   -------------
                                                     115,801,530
                                                   -------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (1.7%)
  6.00%, due 8/15/32                   1,813,177       1,870,692
  6.00%, due 12/15/32                  1,048,102       1,081,132
  6.50%, due 8/15/28                     660,100         689,206
  6.50%, due 4/15/31                   1,579,982       1,648,395
                                                   -------------
                                                       5,289,425
                                                   -------------

HVIDE VAN OMMEREN TANKERS LLC (1.8%)
  Series I
  7.54%, due 12/14/23 (i)              2,527,000       2,794,306
  Series II
  7.54%, due 12/14/23 (i)              2,531,000       2,798,729
                                                   -------------
                                                       5,593,035
                                                   -------------




12    MainStay Government Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE

U.S. GOVERNMENT & FEDERAL AGENCIES
(CONTINUED)

OVERSEAS PRIVATE INVESTMENT CORPORATION (1.3%)
  5.142%, due 12/15/23 (i)           $ 3,700,000   $   3,971,210
                                                   -------------


TENNESSEE VALLEY AUTHORITY (1.7%)
  4.65%, due 6/15/35 (i)               5,605,000       5,290,610
                                                   -------------


UNITED STATES TREASURY BONDS (6.1%)
  4.375%, due 2/15/38 (j)              1,925,000       1,887,553
  6.25%, due 8/15/23 (j)                 515,000         619,811
  6.25%, due 5/15/30 (j)               5,385,000       6,700,959
  6.875%, due 8/15/25                  1,410,000       1,814,824
V    8.75%, due 8/15/20                5,860,000       8,389,416
                                                   -------------
                                                      19,412,563
                                                   -------------

UNITED STATES TREASURY NOTES (14.6%)
  2.00%, due 7/15/14 T.I.P.
  (k)                                  4,491,800       4,737,448
  3.50%, due 2/15/18 (j)               3,870,000       3,787,763
  4.125%, due 8/31/12 (j)              6,005,000       6,284,605
  4.25%, due 11/15/14 (j)              3,245,000       3,433,363
V    4.75%, due 5/31/12 (j)            8,825,000       9,456,535
V    4.75%, due 8/15/17 (j)           12,650,000      13,628,402
  4.875%, due 7/31/11 (j)              2,250,000       2,409,611
  4.875%, due 8/15/16 (j)              2,510,000       2,732,371
                                                   -------------
                                                      46,470,098
                                                   -------------
Total U.S. Government &
  Federal Agencies
  (Cost $287,519,757)                                292,505,932
                                                   -------------
Total Long-Term Bonds
  (Cost $310,677,650)                                315,067,017
                                                   -------------




                                          SHARES

SHORT-TERM INVESTMENT (14.9%)
----------------------------------------------------------------

INVESTMENT COMPANY (14.9%)
State Street Navigator
  Securities Lending Prime
  Portfolio (l)                       47,345,441      47,345,441
                                                   -------------
Total Short-Term Investment
  (Cost $47,345,441)                                  47,345,441
                                                   -------------
Total Investments
  (Cost $358,023,091)(m)                   114.1%    362,412,458
Liabilities in Excess of
  Cash and Other Assets                    (14.1)    (44,806,429)
                                           -----    ------------
Net Assets                                 100.0%  $ 317,606,029
                                           =====    ============





(a) Floating rate. Rate shown is the rate in effect at April 30, 2008.
(b)  Subprime mortgage investment. The total
     market value of the securities at April
     30, 2008 is $2,032,052, which represents
     0.6% of the Fund's net assets.
(c)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(d) Illiquid security. The total market value of the security at April 30, 2008 is $1,572,825, which represents 0.5% of the Fund's net assets.
(e)  Fair valued security. The total market
     value of the security at April 30, 2008
     is $1,572,825, which represents 0.5% of
     the Fund's net assets.
(f)  ACES--Alternative Credit Enhancement
     Structure.
(g)  Collateralized Mortgage Obligation
     Interest Only Strip--Pays a fixed or
     variable rate of interest based on
     mortgage loans or mortgage pass-through
     securities. The principal amount of the
     underlying pool represents the notional
     amount on which the current interest is
     calculated. The value of these stripped
     securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.
(h)  TBA: Securities purchased on a forward
     commitment basis with an approximate
     principal amount and maturity date. The
     actual principal amount and maturity date will be determined upon settlement. The market value of these securities at April
     30, 2008 is $4,695,242, which represents
     1.5% of the Fund's net assets. All or a
     portion of these securities were acquired under a mortgage dollar roll agreement.
(i)  United States Government Guaranteed
     Security.
(j)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities is $46,387,375; cash collateral of
     $47,345,441 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(k)  Treasury Inflation Protected
     Security--Pays a fixed rate of interest
     on a principal amount that is
     continuously adjusted for inflation based on the Consumer Price Index-Urban
     Consumers.
(l)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(m)  At April 30, 2008, cost is $358,036,517
     for federal income tax purposes and net
     unrealized appreciation is as follows:



       Gross unrealized
          appreciation                $ 5,997,600
       Gross unrealized
          depreciation                 (1,621,659)
                                      -----------
       Net unrealized appreciation    $ 4,375,941
                                      ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2008 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $358,023,091)
  including $46,387,375 market
  value of securities loaned         $362,412,458
Cash                                    5,674,419
Receivables:
  Interest                              2,497,032
  Fund shares sold                        168,450
  Investment securities sold               16,045
Other assets                               42,750
                                     ------------
     Total assets                     370,811,154
                                     ------------
LIABILITIES:
Securities lending collateral          47,345,441
Payables:
  Investment securities purchased       4,681,034
  Fund shares redeemed                    532,348
  Transfer agent (See Note 3)             181,101
  NYLIFE Distributors (See Note 3)        107,347
  Manager (See Note 3)                     85,796
  Shareholder communication                50,399
  Professional fees                        34,134
  Custodian                                14,105
  Trustees                                  1,374
Accrued expenses                            1,646
Dividend payable                          170,400
                                     ------------
     Total liabilities                 53,205,125
                                     ------------
Net assets                           $317,606,029
                                     ============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.01
  per share) unlimited number of
  shares authorized                  $    379,510
Additional paid-in capital            325,283,816
                                     ------------
                                      325,663,326
Accumulated distributions in excess
  of net investment income               (160,971)
Accumulated net realized loss on
  investments                         (12,285,693)
Net unrealized appreciation on
  investments                           4,389,367
                                     ------------
Net assets                           $317,606,029
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 56,699,123
                                     ============
Shares of beneficial interest
  outstanding                           6,756,925
                                     ============
Net asset value per share
  outstanding                        $       8.39
Maximum sales charge (4.50% of
  offering price)                            0.40
                                     ------------
Maximum offering price per share
  outstanding                        $       8.79
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $192,324,877
                                     ============
Shares of beneficial interest
  outstanding                          22,991,880
                                     ============
Net asset value per share
  outstanding                        $       8.36
Maximum sales charge (4.50% of
  offering price)                            0.39
                                     ------------
Maximum offering price per share
  outstanding                        $       8.75
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 51,392,345
                                     ============
Shares of beneficial interest
  outstanding                           6,145,673
                                     ============
Net asset value and offering price
  per share outstanding              $       8.36
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $ 17,179,577
                                     ============
Shares of beneficial interest
  outstanding                           2,055,322
                                     ============
Net asset value and offering price
  per share outstanding              $       8.36
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $     10,107
                                     ============
Shares of beneficial interest
  outstanding                               1,200
                                     ============
Net asset value and offering price
  per share outstanding              $       8.43
                                     ============






14    MainStay Government Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                            $ 7,516,638
  Income from securities loaned--net      118,125
                                      -----------
     Total income                       7,634,763
                                      -----------
EXPENSES:
  Manager (See Note 3)                    907,891
  Transfer agent--Investor Class
     (See Note 3)                          19,289
  Transfer agent--Class A (See Note
     3)                                   408,042
  Transfer agent--Classes B and C
     (See Note 3)                         116,515
  Transfer agent--Class I (See Note
     3)                                        12
  Distribution and service--Investor
     Class (See Note 3)                    11,711
  Distribution and service--Class A
     (See Note 3)                         287,500
  Service--Class B (See Note 3)            63,354
  Service--Class C (See Note 3)            15,711
  Distribution--Class B (See Note 3)      190,062
  Distribution--Class C (See Note 3)       47,134
  Shareholder communication                35,682
  Professional fees                        34,496
  Registration                             28,528
  Recordkeeping                            28,392
  Custodian                                12,632
  Trustees                                  4,584
  Miscellaneous                             7,490
                                      -----------
     Total expenses before
       waiver/reimbursement             2,219,025
  Expense waiver/reimbursement from
     Manager (See Note 3)                (451,511)
                                      -----------
     Net expenses                       1,767,514
                                      -----------
Net investment income                   5,867,249
                                      -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments        1,091,389
Net change in unrealized
  depreciation on investments           4,455,202
                                      -----------
Net realized and unrealized gain on
  investments                           5,546,591
                                      -----------
Net increase in net assets resulting
  from
  operations                          $11,413,840
                                      ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2007


                                       2008           2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income         $  5,867,249   $ 11,768,893
 Net realized gain (loss) on
  investments                     1,091,389       (154,751)
 Net change in unrealized
  depreciation on investments     4,455,202      1,084,516
                               ---------------------------
 Net increase in net assets
  resulting from operations      11,413,840     12,698,658
                               ---------------------------

Dividends to shareholders:
 From net investment income:
    Investor Class                 (201,770)            --
    Class A                      (4,800,000)    (9,996,496)
    Class B                        (865,875)    (1,989,403)
    Class C                        (223,719)      (208,063)
    Class I                            (216)          (214)
                               ---------------------------
 Total dividends to
  shareholders                   (6,091,580)   (12,194,176)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         57,623,706     28,537,870
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends       5,207,235     10,626,144
 Cost of shares redeemed        (36,194,766)   (63,344,702)
                               ---------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions                26,636,175    (24,180,688)
                               ---------------------------
    Net increase (decrease)
     in net assets               31,958,435    (23,676,206)

NET ASSETS:
Beginning of period             285,647,594    309,323,800
                               ---------------------------
End of period                  $317,606,029   $285,647,594
                               ===========================
Accumulated undistributed
 (distributions in excess
 of) net investment income
 at end of period              $   (160,971)  $     63,360
                               ===========================






16    MainStay Government Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank



                                                   mainstayinvestments.com    17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                    INVESTOR CLASS                                      CLASS A
                                    --------------          ---------------------------------------------------------------
                                     FEBRUARY 28,
                                        2008**              SIX MONTHS
                                        THROUGH                ENDED
                                       APRIL 30,             APRIL 30,                     YEAR ENDED OCTOBER 31,

                                    ---------------------------------------------------------------------------------------
                                        2008***               2008***             2007              2006              2005
Net asset value at
  beginning of period                   $  8.41              $   8.21           $   8.19          $   8.18          $  8.40
                                        -------              --------           --------          --------          -------
Net investment income                      0.06 (a)              0.17 (a)           0.34 (a)          0.33 (a)         0.26
Net realized and
  unrealized gain (loss)
  on investments                          (0.02)                 0.15               0.03              0.01            (0.21)
                                        -------              --------           --------          --------          -------
Total from investment
  operations                               0.04                  0.32               0.37              0.34             0.05
                                        -------              --------           --------          --------          -------
Less dividends and
  distributions:
  From net investment
     income                               (0.06)                (0.17)             (0.35)            (0.33)           (0.27)
  Return of capital                          --                    --                 --                --               --
                                        -------              --------           --------          --------          -------
Total dividends and
  distributions                           (0.06)                (0.17)             (0.35)            (0.33)           (0.27)
                                        -------              --------           --------          --------          -------
Net asset value at end of
  period                                $  8.39              $   8.36           $   8.21          $   8.19          $  8.18
                                        =======              ========           ========          ========          =======
Total investment return
  (b)                                      0.41%(c)              3.95%(c)           4.67%             4.26%            0.59%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income                    4.19%+                4.03%+             4.16%             4.04%            3.09%
  Net expenses                             1.07%+                1.01%+             1.05%             1.05%            1.05%
  Expenses (before
     waiver/reimbursement)                 1.36%+                1.31%+             1.35%             1.34%            1.34%
Portfolio turnover rate                      22%(d)                22%(d)             11%               83%(d)          164%(d)
Net assets at end of
  period (in 000's)                     $56,699              $192,325           $227,896          $239,392          $76,816
                                                          CLASS A
                                    --------------------------------------------------
                                      YEAR            JANUARY 1,
                                     ENDED              2003*
                                    OCTOBER            THROUGH             YEAR ENDED
                                      31,            OCTOBER 31,          DECEMBER 31,

                                    --------------------------------------------------
                                      2004               2003                 2002
Net asset value at
  beginning of period               $  8.42            $  8.67               $  8.25
                                    -------            -------               -------
Net investment income                  0.25               0.20                  0.32
Net realized and
  unrealized gain (loss)
  on investments                       0.05              (0.16)                 0.47
                                    -------            -------               -------
Total from investment
  operations                           0.30               0.04                  0.79
                                    -------            -------               -------
Less dividends and
  distributions:
  From net investment
     income                           (0.28)             (0.29)                (0.37)
  Return of capital                   (0.04)                --                    --
                                    -------            -------               -------
Total dividends and
  distributions                       (0.32)             (0.29)                (0.37)
                                    -------            -------               -------
Net asset value at end of
  period                            $  8.40            $  8.42               $  8.67
                                    =======            =======               =======
Total investment return
  (b)                                  3.60%              0.50%(c)              9.75%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income                2.96%              2.85%+                3.76%
  Net expenses                         1.25%              1.25%+                1.19%
  Expenses (before
     waiver/reimbursement)             1.27%              1.25%+                1.19%
Portfolio turnover rate                 110%                99%                  117%
Net assets at end of
  period (in 000's)                 $86,516            $99,852               $92,581




                                                                       CLASS C
                                  --------------------------------------------------------------------------------
                                                                                                        JANUARY 1,
                                  SIX MONTHS                                                              2003*
                                     ENDED                                                               THROUGH
                                   APRIL 30,                   YEAR ENDED OCTOBER 31,                  OCTOBER 31,

                                  --------------------------------------------------------------------------------
                                    2008***         2007         2006         2005         2004            2003
Net asset value at
  beginning of period               $  8.20        $ 8.18       $ 8.17       $ 8.39       $ 8.40         $  8.66
                                    -------        ------       ------       ------       ------         -------
Net investment income                  0.14 (a)      0.28(a)      0.26 (a)     0.20         0.17            0.14
Net realized and unrealized
  gain (loss) on
  investments                          0.16          0.03         0.02        (0.21)        0.07           (0.16)
                                    -------        ------       ------       ------       ------         -------
Total from investment
  operations                           0.30          0.31         0.28        (0.01)        0.24           (0.02)
                                    -------        ------       ------       ------       ------         -------
Less dividends and
  distributions:
  From net investment
     income                           (0.14)        (0.29)       (0.27)       (0.21)       (0.21)          (0.24)
  Return of capital                      --            --           --           --        (0.04)             --
                                    -------        ------       ------       ------       ------         -------
Total dividends and
  distributions                       (0.14)        (0.29)       (0.27)       (0.21)       (0.25)          (0.24)
                                    -------        ------       ------       ------       ------         -------
Net asset value at end of
  period                            $  8.36        $ 8.20       $ 8.18       $ 8.17       $ 8.39         $  8.40
                                    =======        ======       ======       ======       ======         =======
Total investment return (b)            3.69%(c)      3.89%        3.48%       (0.17%)       2.92%          (0.25%)(c)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income                3.27%+        3.41%        3.29%        2.34%        2.21%           2.10% +
  Net expenses                         1.77%+        1.80%        1.80%        1.80%        2.00%           2.00% +
  Expenses (before
     waiver/reimbursement)             2.07%+        2.10%        2.09%        2.09%        2.02%           2.00% +
Portfolio turnover rate                  22%(d)        11%          83%(d)      164% (d)     110%             99%
Net assets at end of period
  (in 000's)                        $17,180        $7,621       $5,684       $7,772       $8,620         $12,385
                                     CLASS C
                                  ------------
                                   YEAR ENDED
                                  DECEMBER 31,

                                  ------------
                                      2002
Net asset value at
  beginning of period                $  8.24
                                     -------
Net investment income                   0.26
Net realized and unrealized
  gain (loss) on
  investments                           0.46
                                     -------
Total from investment
  operations                            0.72
                                     -------
Less dividends and
  distributions:
  From net investment
     income                            (0.30)
  Return of capital                       --
                                     -------
Total dividends and
  distributions                        (0.30)
                                     -------
Net asset value at end of
  period                             $  8.66
                                     =======
Total investment return (b)             8.94%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income                 3.01%
  Net expenses                          1.94%
  Expenses (before
     waiver/reimbursement)              1.94%
Portfolio turnover rate                  117%
Net assets at end of period
  (in 000's)                         $17,940




*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
***  Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestments of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  The portfolio turnover rates not including mortgage dollar rolls were 21%, 32%
     and 31% for the period ended April 30, 2008 and for the years ended October
     31, 2006 and October 31, 2005, respectively.





18    MainStay Government Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                             Class B
              -----------------------------------------------------------------------------------------------------
                                                                                                         January 1,
              Six months                                                                                   2003*
                 ended                                                                                    through
               April 30,                             Year ended October 31,                             October 31,

----------------------
                2008***             2007             2006             2005              2004                2003
                $  8.20           $  8.19          $  8.17          $   8.39          $   8.40            $   8.66
                -------           -------          -------          --------          --------            --------
                   0.14 (a)          0.28 (a)         0.26 (a)          0.20              0.17                0.14

                   0.16              0.02             0.03             (0.21)             0.07               (0.16)
                -------           -------          -------          --------          --------            --------
                   0.30              0.30             0.29             (0.01)             0.24               (0.02)
                -------           -------          -------          --------          --------            --------

                  (0.14)            (0.29)           (0.27)            (0.21)            (0.21)              (0.24)
                     --                --               --                --             (0.04)                 --
                -------           -------          -------          --------          --------            --------
                  (0.14)            (0.29)           (0.27)            (0.21)            (0.25)              (0.24)
                -------           -------          -------          --------          --------            --------
                $  8.36           $  8.20          $  8.19          $   8.17          $   8.39            $   8.40
                =======           =======          =======          ========          ========            ========
                   3.69%(c)          3.77%            3.60%            (0.17%)            2.92%              (0.25%)(c)


                   3.27%+            3.41%            3.29%             2.34%             2.21%               2.10% +
                   1.77%+            1.80%            1.80%             1.80%             2.00%               2.00% +

                   2.07%+            2.10%            2.09%             2.09%             2.02%               2.00% +
                     22%(d)            11%              83%(d)           164% (d)          110%                 99%
                $51,392           $50,123          $64,246          $274,566          $333,884            $408,180
                 Class B
              ------------
               Year ended,
              December 31,

----------------------
                  2002
                $   8.24
                --------
                    0.26
                    0.46
                --------
                    0.72
                --------

                   (0.30)
                      --
                --------
                   (0.30)
                --------
                $   8.66
                ========
                    8.94%
                    3.01%
                    1.94%
                    1.94%
                     117%
                $477,341




                                           Class I
           ----------------------------------------------------------------------
                                                                       January 2,
           Six months                                                    2004**
              ended                                                     through
            April 30,              Year ended October 31,             October 31,

-------------------
             2008***         2007            2006         2005            2004
             $ 8.26         $ 8.24          $ 8.21       $ 8.41          $ 8.44
             ------         ------          ------       ------          ------
               0.19 (a)       0.40 (a)        0.35 (a)     0.37            0.29

               0.18           0.02            0.03        (0.28)          (0.04)
             ------         ------          ------       ------          ------
               0.37           0.42            0.38         0.09            0.25
             ------         ------          ------       ------          ------

              (0.20)         (0.40)          (0.35)       (0.29)          (0.28)
                 --             --              --           --              --
             ------         ------          ------       ------          ------
              (0.20)         (0.40)          (0.35)       (0.29)          (0.28)
             ------         ------          ------       ------          ------
             $ 8.43         $ 8.26          $ 8.24       $ 8.21          $ 8.41
             ======         ======          ======       ======          ======
               4.36%(c)       5.31%           4.78%        1.08%           2.99%(c)


               4.64%+         4.84%           4.52%        3.47%           3.34%+
               0.40%+         0.42%           0.57%        0.67%           0.87%+

               0.95%+         1.00%           0.86%        0.96%           0.89%+
                 22%(d)         11%             83%(d)      164%(d)         110%
             $   10         $    7          $    1       $   16          $   26




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and comprises twenty-one funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Government Fund (the "Fund"), a diversified fund.

The Fund currently offers five classes of shares. Class A shares commenced on January 3, 1995. Class B shares commenced on May 1, 1986. Class C shares commenced on September 1, 1998. Class I shares commenced on January 2, 2004. Investor Class shares commenced February 28, 2008. Investor Class and Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek a high level of current income, consistent with safety of principal.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager, (as defined in Note 3), in consultation with a Fund's Subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with a Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor (if applicable), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2008, the Fund held securities with a value of $1,572,825, that were valued in such a manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in


20    MainStay Government Fund
filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Fund's 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3, determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors including, but not limited to, ongoing analyses of tax laws and regulations, and interpretations, thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and includes gains and losses from repayments of principal on mortgage-backed securities. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES.   In preparing financial statements in conformity with
accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) MORTGAGE DOLLAR ROLLS. The Fund enters into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(H) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(I) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their

                                                   mainstayinvestments.com    21
duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

The Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.60% on assets up to $1 billion and 0.55% on assets in excess of $1 billion. The Manager has also contractually agreed to waive its management fee to 0.50% on assets up to $1 billion and to 0.45% on assets in excess of $1 billion.

Effective April 1, 2008 (February 28, 2008 for Investor Class), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.15%; Class A, 1.05%; Class B, 1.90%; Class C, 1.90%; and Class I, 0.40%. These expense limitations may be modified or terminated only with the approval of the Board of Trustees. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the six months ended April 30, 2008, NYLIM earned fees from the Fund in the amount of $907,891 and waived its fees in the amount of $451,511 of which $300,196 is recoupable.

As of April 30, 2008, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

                 OCTOBER 31,
  2008*       2009        2010        2011         TOTAL
$302,892    $643,616    $572,938    $300,196    $1,819,642
----------------------------------------------------------



* The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

Between August 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses did not exceed the following amounts of average daily net assets for each class: Class A, 1.05%; Class B, 1.80%; Class C, 1.80%; and Class I, 0.40%. Prior to August 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.

State Street Bank and Trust Company ("SSBT"), 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, SSBT is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted a distribution plan (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net


22    MainStay Government Fund
assets of the Fund's Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the Fund, for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $1,823 and $13,094, respectively for the six months ended April 30, 2008. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $13,707, $41,660, and $916, respectively, for the six months ended April 30, 2008.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the six months ended April 30, 2008, amounted to $543,858.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(F) CAPITAL. At April 30, 2008, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Investor Class                    $25,015     0.0*%
-------------------------------------------------
Class A                               186     0.0*
-------------------------------------------------
Class C                               115     0.0*
-------------------------------------------------
Class I                             1,161    11.5
-------------------------------------------------



* Less than one-tenth of a percent.

(G) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the six months ended April 30, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $4,711.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $28,392 for the six months ended April 30, 2008.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2007, for federal income tax purposes, capital loss carryforwards of $13,377,081 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                     CAPITAL
                       LOSS
   CAPITAL LOSS      AMOUNTS
AVAILABLE THROUGH    (000'S)
       2008          $ 6,930
       2012            3,458
       2014            2,598
       2015              391



                     $13,377
----------------------------


The tax character of distributions paid during the year ended October 31, 2007 shown in the Statement of Changes in Net Assets, was as follows:

                                            2007
Distribution paid from:
  Ordinary Income                    $12,194,176
------------------------------------------------



NOTE 5--CUSTODIAN:

SSBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to

                                                   mainstayinvestments.com    23
secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds pay a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which serves as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six months ended April 30, 2008.

NOTE 7--PURCHASES AND SALES OF
SECURITIES (IN 000'S):

During the six months ended April 30, 2008, purchases and sales of U. S. Government securities were $85,865 and $53,563, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $6,177 and $10,489, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                   SHARES         AMOUNT
Period ended April 30,
  2008*:
Shares sold                      162,586   $  1,369,890
Shares issued to
  shareholders in
  reinvestment of dividends       21,727        182,302
Shares redeemed                 (133,576)    (1,125,810)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                      50,737        426,382
Shares converted from Class
  A
  (See Note 1)                 6,685,521     56,559,510
Shares converted from Class
  B
  (See Note 1)                    20,667        176,700
                              -------------------------
Net increase                   6,756,925   $ 57,162,592
                              =========================
* Investor Class shares were first offered on February
  28, 2008.
 CLASS A                          SHARES         AMOUNT
Six months ended April 30,
  2008:
Shares sold                    4,331,327   $ 36,387,435
Shares issued to
  shareholders in
  reinvestment of dividends      492,380      4,122,213
Shares redeemed               (3,213,258)   (26,919,586)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                   1,610,449     13,590,062
Shares reacquired upon
  conversion into Investor
  Class (See Note 1)          (6,701,364)   (56,559,510)
Shares converted from Class
  B
  (See Note 1)                   316,902      2,645,161
                              -------------------------
Net decrease                  (4,774,013)  $(40,324,287)
                              =========================
Year ended October 31, 2007:
Shares sold                    2,304,812   $ 18,818,389
Shares issued to
  shareholders in
  reinvestment of dividends    1,066,942      8,701,939
Shares redeemed               (5,708,234)   (46,588,858)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                  (2,336,480)   (19,068,530)
Shares converted from Class
  B
  (See Note 1)                   877,574      7,137,927
                              -------------------------
Net decrease                  (1,458,906)  $(11,930,603)
                              =========================


 CLASS B                          SHARES         AMOUNT
Six months ended April 30,
  2008:
Shares sold                    1,116,983   $  9,384,928
Shares issued to
  shareholders in
  reinvestment of dividends       91,952        769,658
Shares redeemed                 (834,817)    (6,988,469)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                     374,118      3,166,117
Shares reacquired upon
  conversion into Class A
  (See Note 1)                  (317,282)    (2,645,161)
Shares reacquired upon
  conversion into Investor
  Class (See Note 1)             (20,764)      (176,700)
                              -------------------------
Net increase                      36,072   $    344,256
                              =========================
Year ended October 31, 2007:
Shares sold                      714,220   $  5,821,888
Shares issued to
  shareholders in
  reinvestment of dividends      218,018      1,777,860
Shares redeemed               (1,791,847)   (14,626,201)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (859,609)    (7,026,453)
Shares reacquired upon
  conversion into Class A
  (See Note 1)                  (877,578)    (7,137,927)
                              -------------------------
Net decrease                  (1,737,187)  $(14,164,380)
                              =========================



24    MainStay Government Fund

 CLASS C                          SHARES         AMOUNT
Six months ended April 30,
  2008:
Shares sold                    1,248,741   $ 10,479,053
Shares issued to
  shareholders in
  reinvestment of dividends       15,856        132,846
Shares redeemed                 (138,595)    (1,160,901)
                              -------------------------
Net increase                   1,126,002   $  9,450,998
                              =========================
Year ended October 31, 2007:
Shares sold                      477,586   $  3,887,622
Shares issued to
  shareholders in
  reinvestment of dividends       17,939        146,131
Shares redeemed                 (260,842)    (2,125,616)
                              -------------------------
Net increase                     234,683   $  1,908,137
                              =========================


 CLASS I                          SHARES         AMOUNT
Six months ended April 30,
  2008:
Shares sold                          289   $      2,400
Shares issued to
  shareholders in
  reinvestment of dividends           26            216
                              -------------------------
Net increase                         315   $      2,616
                              =========================
Year ended October 31, 2007:
Shares sold                        1,219   $      9,971
Shares issued to
  shareholders in
  reinvestment of dividends           26            214
Shares redeemed                     (489)        (4,027)
                              -------------------------
Net increase                         756   $      6,158
                              =========================




NOTE 9--OTHER MATTERS:

In 2004 the Securities and Exchange Commission ("SEC") raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to that fund's shareholders. Discussions are in progress with the SEC staff concerning a resolution of this matter.

NOTE 10--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2008, the Fund does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.


                                                   mainstayinvestments.com    25

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or (ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).




26    MainStay Government Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY LARGE CAP OPPORTUNITY FUND(2)
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP OPPORTUNITY FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND(2)
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A012997    (RECYCLE LOGO)                        MS156-08     MSG10-06/08
                                                                          07

 (MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 MONEY MARKET FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2008

MESSAGE FROM

THE PRESIDENT

Stock and bond investors alike faced a series of challenges during the six months ended April 30, 2008. Lower real estate prices, slowing construction activity and weak consumer spending all took a toll on the U.S. economy. Growth in real gross national product declined dramatically in the fourth quarter of 2007 and, according to preliminary estimates, recovered only slightly in the first quarter of 2008.

Many financial institutions faced substantial write-downs on subprime mortgages and other lower-quality loans. As banks began to tighten their lending requirements, homeowners and businesses found it more difficult to raise needed capital. Recognizing the need for additional liquidity, the Federal Open Market Committee lowered the federal funds target rate and announced various programs to provide additional liquidity for financial institutions.

As the subprime mortgage crisis escalated, bond investors moved away from higher-risk debt securities toward the relative safety of U.S. Treasury issues. Caution also gripped the equity market as many investors shifted assets into sectors that tend to remain stable in periods of economic weakness.

Bonds generally fared much better than stocks during the six months ended April 30, 2008. All major U.S. stock market indexes declined over the same period, but small-capitalization stocks suffered the most. Among mid-cap and large-cap stocks, growth-oriented issues outperformed value-oriented ones. The market, which steadily declined until early March, closed the period with a modest upturn.

What is the best way to weather difficult markets? At MainStay, we believe that the consistent application of time-tested investment principles makes sense for investors with a long-term time horizon. All of our portfolio managers are aware of the forces that affected the markets during the six-month reporting period. Some may have significantly altered Fund positions to accommodate shifting market dynamics. Others may have simply stayed the course, with only minor portfolio adjustments. By paying close attention to the investment objectives and strategies of the respective Funds they manage, our portfolio managers seek to optimize performance over the long term.

The report that follows provides further details about the market forces and management decisions that affected your investment in MainStay Funds from November 1, 2007, through April 30, 2008. We hope that as you review these short-term results, you will maintain the long-term perspective that sound investing calls for in a shifting economic and market environment.

Sincerely,


/s/ STEPHEN P. FISHER



Stephen P. Fisher
President





                        Not part of the Semiannual Report

 (MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 MONEY MARKET FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2008

TABLE OF CONTENTS



SEMIANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------

FINANCIAL STATEMENTS                       14
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              20
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        25
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       25

INVESTMENT AND PERFORMANCE COMPARISON*


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.


INVESTOR CLASS SHARES(1,2)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX      ONE     FIVE     TEN
TOTAL RETURNS     MONTHS    YEAR    YEARS    YEARS
--------------------------------------------------
                   1.74%    4.12%    2.70%    3.24%

7-DAY CURRENT YIELD: 2.19%




(PERFORMANCE GRAPH)

                                                    AVERAGE LIPPER
                                                     MONEY MARKET
                                  INVESTOR CLASS         FUND
                                  --------------    --------------
4/30/98                                10000             10000
                                       10480             10461
                                       11002             10962
                                       11641             11576
                                       11925             11834
                                       12041             11938
                                       12093             11987
                                       12234             12119
                                       12632             12495
                                       13217             13064
4/30/08                                13762             13587






CLASS A SHARES(1)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX      ONE     FIVE     TEN
TOTAL RETURNS     MONTHS    YEAR    YEARS    YEARS
--------------------------------------------------
                   1.76%    4.14%    2.71%    3.25%

7-DAY CURRENT YIELD: 2.25%





(PERFORMANCE GRAPH)

                          AVERAGE LIPPER
                           MONEY MARKET
               CLASS A         FUND
               -------    --------------
4/30/98       25000.00       25000.00
              26201.00       26152.00
              27504.00       27404.00
              29101.00       28941.00
              29813.00       29586.00
              30103.00       29844.00
              30232.00       29967.00
              30585.00       30296.00
              31580.00       31236.00
              33043.00       32659.00
4/30/08       34409.00       33968.00






CLASS B SHARES(1)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX      ONE     FIVE     TEN
TOTAL RETURNS     MONTHS    YEAR    YEARS    YEARS
--------------------------------------------------
                   1.75%    4.13%    2.71%    3.25%

7-DAY CURRENT YIELD: 2.31%




(PERFORMANCE GRAPH)

                          AVERAGE LIPPER
                           MONEY MARKET
               CLASS B         FUND
               -------    --------------
4/30/98       10000.00       10000.00
              10480.00       10461.00
              11002.00       10962.00
              11641.00       11576.00
              11925.00       11834.00
              12041.00       11938.00
              12093.00       11987.00
              12234.00       12119.00
              12632.00       12495.00
              13217.00       13064.00
4/30/08       13763.00       13587.00





* Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes. Investor Class shares and Class A, B and C shares are sold with no initial sales charge or contingent deferred sales charge ("CDSC") and have no annual 12b-1 fees. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES(1,3)--NO SALES CHARGES
--------------------------------------------------------------------------------


AVERAGE ANNUAL      SIX      ONE     FIVE     TEN
TOTAL RETURNS     MONTHS    YEAR    YEARS    YEARS
--------------------------------------------------
                   1.75%    4.13%    2.71%    3.25%

7-DAY CURRENT YIELD: 2.33%




(PERFORMANCE GRAPH)

                                              AVERAGE LIPPER
                                               MONEY MARKET
                                   CLASS C         FUND
                                   -------    --------------
4/30/98                           10000.00       10000.00
                                  10480.00       10461.00
                                  11002.00       10962.00
                                  11641.00       11576.00
                                  11925.00       11834.00
                                  12041.00       11938.00
                                  12093.00       11987.00
                                  12234.00       12119.00
                                  12632.00       12495.00
                                  13217.00       13064.00
4/30/08                           13762.00       13587.00








 BENCHMARK PERFORMANCE                   SIX      ONE     FIVE     TEN
                                       MONTHS    YEAR    YEARS    YEARS
-----------------------------------------------------------------------

Average Lipper money market fund(4)     1.63%    3.94%    2.56%    3.11%



1. As of 4/30/08, MainStay Money Market Fund had an effective 7-day yield of 2.21%, 2.28%, 2.33% and 2.36% for Investor Class, Class A, B and C shares, respectively. The 7-day current yield was 2.19%, 2.25%, 2.31% and 2.33% for Investor Class, Class A, B and C shares, respectively. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day would have been 1.94%, 2.28%, 2.05% and 2.04% for Investor Class, Class A, B and C shares, respectively and the 7-day current yield would have been 1.92% for Investor Class, 2.25% for Class A, 2.03% for Class B and 2.02% for Class C. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Directors. The current yield reflects the Fund's earnings better than the Fund's total return.
2. Investor Class shares were first offered on February 28, 2008.
3. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from January 1, 1998 through August 31, 1998.
4. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PREVIOUS PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Money Market Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MONEY MARKET FUND
--------------------------------------------------------------------------------
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2007, to April 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2007, to April 30, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended April 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                             ENDING ACCOUNT
                                             ENDING ACCOUNT                   VALUE (BASED
                                              VALUE (BASED                   ON HYPOTHETICAL
                                BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                 ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                  VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/07(3)        4/30/08       PERIOD(1)         4/30/08        PERIOD(1)
INVESTOR CLASS SHARES(2)        $1,000.00       $1,004.30        $1.34          $1,007.13         $1.34
---------------------------------------------------------------------------------------------------------

CLASS A SHARES                  $1,000.00       $1,017.60        $3.46          $1,021.43         $3.47
---------------------------------------------------------------------------------------------------------

CLASS B SHARES                  $1,000.00       $1,017.50        $3.61          $1,021.28         $3.62
---------------------------------------------------------------------------------------------------------

CLASS C SHARES                  $1,000.00       $1,017.50        $3.61          $1,021.28         $3.62
---------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.79% for Investor Class, 0.69% for Class A and 0.72% for Class B and Class
   C) multiplied by the average account value over the period, divided by 366 and multiplied by 182 days for Classes A, B and C (to reflect the one-half year period) and 62 days for Investor Class (to reflect the since-inception period).
2. Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2008. Had these shares been offered for the full six-month period ended April 30, 2008, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $3.97 and the ending account value would have been $1,020.93.
3. Investor Class shares commenced operations on February 28, 2008.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF APRIL 30, 2008

(PORTFOLIO COMPOSITION PIE CHART)

Commercial Paper                                70.60
Federal Agencies                                24.70
Corporate Bonds                                  4.20
Medium-Term Note                                 0.60
Liabilities in Excess of Cash and Other
  Assets                                        (0.10)





See Portfolio of Investments on page 11 for specific holdings within these categories.



8    MainStay Money Market Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGER CLAUDE ATHAIDE, PH.D., CFA, AND GARY GOODENOUGH OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY MONEY MARKET FUND PERFORM RELATIVE TO ITS PEERS DURING THE SIX MONTHS ENDED APRIL 30, 2008?

As of April 30, 2008, MainStay Money Market Fund had a 7-day current yield of 2.19% for Investor Class shares,(1) 2.25% for Class A shares, 2.31% for Class B shares and 2.33% for Class C shares. As of the same date, the Fund had a 7-day effective yield of 2.21% for Investor Class shares, 2.28% for Class A shares, 2.33% for Class B shares and 2.36% for Class C shares. For the six months ended April 30, 2008, MainStay Money Market Fund returned 1.74% for Investor Class shares, 1.76% for Class A shares and 1.75% for Class B and Class C shares. All share classes outperformed the 1.63% return of the average Lipper(2) money market fund for the six months ended April 30, 2008.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

Tighter credit conditions and disruptions in the financial markets since the summer of 2007 had a materially negative impact on the U.S. economy during the reporting period. After increasing at a 4.9% seasonally-adjusted annualized rate in the third quarter of 2007, growth in real gross domestic product (GDP) slowed to a 0.6% annualized rate in the fourth quarter of 2007. According to preliminary estimates the real GDP growth rate rose modestly to 0.9% in the first quarter of 2008. The decline in the housing sector accelerated, and growth in personal spending slowed. In the first four months of 2008, nonfarm payrolls declined by 260,000.

During the reporting period, several financial institutions announced multibillion-dollar losses resulting from write-downs on collateralized debt obligations (CDOs) and other mortgage-backed securities. Uncertainty about the fate of the two largest monoline bond insurers, MBIA and Ambac, also weighed on the credit markets during the reporting period. The difficulties faced by financial institutions culminated with Bear Stearns seeking an emergency loan from the Federal Reserve Bank of New York and agreeing to an acquisition by JPMorgan Chase in mid-March 2008.

Over the course of the reporting period, the Federal Open Market Committee
(FOMC) aggressively lowered the federal funds target rate by 250 basis points in a series of five moves. (A basis point is one-hundredth of a percentage point.) These easing moves brought the federal funds target rate down to 2.00% at the end of April. The FOMC also announced other measures to improve liquidity in the credit markets.

Given the negative news about the health of financial institutions, investors sought the relative safety of U.S. Treasury securities during the reporting period. What is known as the TED spread, or the difference in yield between the three-month Treasury bill and three-month LIBOR,(3) rose to 203 basis points in March on the news that Bear Stearns sought emergency funding from the Federal Reserve. The yield on the three-month Treasury bill fell below 0.5% in March. The TED spread is used as a measure of credit risk. Until the end of March, a supply/demand imbalance also contributed to the premium commanded by Treasury bills. During the last weeks of the reporting period, however, the "flight-to-safety" (or widespread movement toward Treasury securities) reversed, and Treasury yields increased. The yield on the three-month Treasury bill was 1.39% at the end of April 2008, compared to 3.93% at the beginning of November 2007.


AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule if interest rates fall, thereby reducing the value of the Fund's investments. If interest rates rise, less of the debt may be prepaid and the Fund may lose money.
1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See footnote on page 6 for more information on Lipper Inc.
3. London interbank offered rates (LIBOR) are floating interest rates that are widely used as reference rates in bank, corporate and government lending agreements.

                                                    mainstayinvestments.com    9

HOW DID THE FUND INVEST DURING THE REPORTING PERIOD?

The Fund invested in securities issued by U.S. government-sponsored entities and in First Tier securities issued by finance, insurance, brokerage and industrial companies, as well as banks and bank holding companies. The Fund did not own any commercial paper issued by structured investment vehicles.

As money market rates declined during the reporting period, the proceeds from maturing investments in the Fund were necessarily reinvested in lower-yielding securities, which lowered the Fund's return compared to the prior reporting period.

WHAT WAS THE FUND'S DOLLAR-WEIGHTED AVERAGE MATURITY AT THE END OF THE REPORTING PERIOD?

The most recent statement from the FOMC and comments by Federal Reserve officials have suggested that the FOMC may refrain from lowering rates again for the near term. Over the last two months of the reporting period, we reduced the dollar-weighted average maturity of the Fund by about 20 days. As of April 30, 2008, the dollar-weighted average maturity of the Fund was approximately 42 days.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay Money Market Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2008 (UNAUDITED)



                                  PRINCIPAL       AMORTIZED
                                     AMOUNT           COST
SHORT-TERM INVESTMENTS (100.1%)+
-----------------------------------------------------------

COMMERCIAL PAPER (70.6%)
Abbey National North America
  LLC
  2.87%, due 5/28/08             $6,450,000   $   6,436,117
  4.07%, due 5/8/08               5,175,000       5,170,904
  4.30%, due 5/5/08               2,950,000       2,948,590
Allianz Finance Corp.
  2.40%, due 6/3/08 (a)           6,000,000       5,986,800
  2.60%, due 5/20/08 (a)          7,200,000       7,190,120
American Express Credit Corp.
  2.60%, due 5/21/08              7,000,000       6,989,889
  2.82%, due 6/20/08              6,000,000       5,976,500
American General Finance
  Corp.
  2.70%, due 6/19/08              3,500,000       3,487,137
  2.80%, due 7/8/08               3,425,000       3,406,886
  2.82%, due 5/20/08              7,000,000       6,989,581
American Honda Finance Corp.
  2.20%, due 5/6/08               7,000,000       6,997,861
AstraZeneca PLC
  2.62%, due 10/15/08 (a)         6,000,000       5,927,077
  3.00%, due 7/31/08 (a)          2,000,000       1,984,834
  3.00%, due 8/4/08 (a)             300,000         297,625
  4.13%, due 6/3/08 (a)           4,000,000       3,984,857
Atlantis One Funding Corp.
  3.08%, due 5/9/08 (a)           4,400,000       4,396,988
Australia & New Zealand
  Banking Group, Ltd.
  2.62%, due 6/12/08 (a)          6,750,000       6,729,367
  2.65%, due 6/2/08 (a)           6,000,000       5,985,867
Bank of America Corp.
  2.78%, due 7/1/08               6,500,000       6,469,381
Bayerische Landesbank
  Girozentrale/New York
  3.09%, due 5/12/08              5,050,000       5,045,232
BNP Paribas Finance, Inc.
  2.682%, due 5/23/08             5,100,000       5,091,641
  4.61%, due 5/19/08              7,100,000       7,083,634
Caterpillar Financial
  Services Corp.
  2.18%, due 5/1/08               3,935,000       3,935,000
Deutsche Bank Financial LLC
  3.01%, due 5/5/08               6,000,000       5,997,994
  3.01%, due 5/6/08               1,000,000         999,582
Electricite de France
  2.30%, due 7/10/08 (a)          7,000,000       6,968,694
  2.55%, due 5/8/08               6,200,000       6,196,926
European Investment Bank
  2.51%, due 6/9/08               4,000,000       3,989,123
Export Development Canada
  2.05%, due 5/30/08              7,000,000       6,988,440
General Electric Capital
  Corp.
  3.70%, due 5/13/08              7,500,000       7,490,750
General Electric Co.
  2.40%, due 5/23/08              6,000,000       5,991,200
Harvard University
  2.05%, due 5/27/08              7,100,000       7,089,488
HSBC Finance Corp.
  2.37%, due 5/7/08               5,000,000       4,998,025
  2.83%, due 6/5/08               6,500,000       6,482,116
  2.91%, due 5/14/08              2,000,000       1,997,899
ING U.S. Funding LLC
  2.65%, due 5/15/08              6,500,000       6,493,301
  4.73%, due 5/2/08               6,200,000       6,199,185
International Business
  Machines Corp.
  2.17%, due 5/1/08 (a)           6,625,000       6,625,000
JPMorgan Chase & Co.
  2.35%, due 5/8/08               5,250,000       5,247,601
  2.54%, due 6/23/08              7,000,000       6,973,824
KfW International Finance,
  Inc.
  2.10%, due 6/26/08              7,275,000       7,251,235
  2.22%, due 5/30/08              4,000,000       3,992,847
Lloyds TSB Bank PLC
  2.71%, due 5/29/08              6,650,000       6,635,983
  2.95%, due 5/30/08              6,500,000       6,484,554
Minnesota Mining &
  Manufacturing Co.
  1.90%, due 5/6/08               7,000,000       6,998,153
  1.90%, due 5/13/08              6,500,000       6,495,883
Morgan Stanley
  2.94%, due 8/21/08              1,500,000       1,486,280
  3.04%, due 8/4/08               2,675,000       2,653,541
  5.02%, due 5/19/08              2,375,000       2,369,039
National Australia Funding
  Delaware, Inc.
  2.90%, due 5/27/08 (a)          7,000,000       6,985,339
  2.90%, due 5/28/08 (a)          6,500,000       6,485,862
Nationwide Building Society
  2.86%, due 5/29/08 (a)          7,000,000       6,984,429
  3.21%, due 5/23/08 (a)          3,000,000       2,994,115
Nestle Capital Corp.
  2.45%, due 5/23/08 (a)          4,000,000       3,994,011
  2.70%, due 5/23/08              4,050,000       4,043,317
  2.74%, due 6/6/08 (a)           2,500,000       2,493,150
  3.73%, due 6/6/08               3,000,000       2,988,810
Pfizer, Inc.
  4.41%, due 5/14/08 (a)          5,000,000       4,992,038
Private Export Funding Corp.
  2.65%, due 5/21/08 (a)          3,425,000       3,419,958
  2.95%, due 5/29/08 (a)          2,525,000       2,519,207
  3.55%, due 5/19/08 (a)          6,000,000       5,989,350


 +  Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

                                  PRINCIPAL       AMORTIZED
                                     AMOUNT            COST
SHORT-TERM INVESTMENTS (CONTINUED)
COMMERCIAL PAPER (CONTINUED)
Prudential Funding LLC
  2.30%, due 5/16/08             $4,150,000   $   4,146,023
  3.75%, due 5/15/08              6,500,000       6,490,520
Quebec Province
  2.20%, due 5/22/08              6,000,000       5,992,300
Rabobank USA Finance Corp.
  3.61%, due 5/1/08               6,000,000       6,000,000
Royal Bank of Canada
  2.70%, due 6/5/08               2,450,000       2,443,569
  2.87%, due 6/4/08               1,950,000       1,944,715
  2.98%, due 5/22/08              6,000,000       5,989,570
  3.57%, due 5/16/08              3,250,000       3,245,165
Royal Bank of Scotland
  2.64%, due 5/9/08               6,275,000       6,271,319
  4.84%, due 5/7/08               5,000,000       4,995,966
Societe Generale North
  America, Inc.
  2.50%, due 5/21/08              6,350,000       6,341,181
  2.89%, due 6/17/08              5,975,000       5,952,456
Svenska Handelsbanken, Inc.
  2.45%, due 5/19/08              3,000,000       2,996,325
  2.73%, due 6/2/08               6,000,000       5,985,440
  2.97%, due 5/12/08              4,000,000       3,996,370
Swedish Export Credit Corp.
  2.77%, due 5/22/08              5,000,000       4,991,921
Swiss RE Financial Products
  Corp.
  2.60%, due 7/7/08 (a)           6,750,000       6,717,338
  2.82%, due 8/11/08 (a)          1,050,000       1,041,611
  2.83%, due 8/14/08 (a)          3,775,000       3,743,841
  2.85%, due 8/14/08 (a)          3,500,000       3,470,906
Total Capital S.A.
  2.19%, due 6/30/08 (a)          8,400,000       8,369,340
Toyota Motor Credit Corp.
  2.30%, due 5/20/08              4,000,000       3,995,144
  2.45%, due 7/11/08              6,500,000       6,468,592
  3.99%, due 5/6/08               2,000,000       1,998,892
  4.56%, due 5/12/08              5,050,000       5,042,964
Unilever Capital Corp.
  2.61%, due 10/14/08 (a)         7,000,000       6,915,755
  2.68%, due 10/27/08 (a)         4,800,000       4,736,037
USAA Capital Corp.
  2.76%, due 5/15/08              6,500,000       6,493,023
Wells Fargo & Co.
  2.14%, due 6/13/08              6,500,000       6,483,385
  2.24%, due 5/7/08               5,050,000       5,048,115
                                              -------------
                                                461,805,920
                                              -------------

CORPORATE BONDS (4.2%)
Bank of America N.A.
  2.764%, due 12/18/08 (b)        6,625,000       6,620,999
International Business
  Machines Corp.
  2.769%, due 9/8/08 (a) (b)      5,400,000       5,398,939
Wachovia Bank N.A.
  2.654%, due 10/3/08 (b)         6,500,000       6,496,516
  2.898%, due 2/23/09 (b)         4,750,000       4,740,057
  3.50%, due 8/15/08              4,250,000       4,228,995
                                              -------------
                                                 27,485,506
                                              -------------

FEDERAL AGENCIES (24.7%)
Federal Home Loan Bank
  (Discount Notes)
  2.02%, due 5/12/08              4,400,000       4,397,284
  2.03%, due 5/14/08              6,525,000       6,520,217
  2.04%, due 6/3/08               7,000,000       6,986,910
  2.05%, due 6/18/08              5,000,000       4,986,333
  2.08%, due 5/9/08               2,000,000       1,999,076
  2.09%, due 5/28/08              6,000,000       5,990,595
  2.15%, due 5/2/08               7,000,000       6,999,582
  2.15%, due 6/10/08              4,450,000       4,439,369
  2.389%, due 12/24/08 (b)        6,000,000       6,000,000
  2.42%, due 6/4/08               2,125,000       2,120,143
  2.548%, due 12/12/08 (b)        6,000,000       6,000,000
  2.67%, due 5/7/08               1,600,000       1,599,288
  2.70%, due 5/16/08              3,325,000       3,321,260
  2.70%, due 3/17/09              7,000,000       7,000,000
  2.705%, due 5/14/08             5,000,000       4,995,116
  2.75%, due 2/20/09              7,200,000       7,200,000
  4.155%, due 5/21/08             4,925,000       4,913,632
  4.16%, due 5/7/08                 550,000         549,619
  4.50%, due 11/5/08              6,000,000       6,000,346
Federal Home Loan Mortgage
  Corporation (Discount
  Notes)
  2.08%, due 5/5/08               7,000,000       6,998,382
  2.49%, due 6/2/08               5,850,000       5,837,052
  2.50%, due 9/12/08              4,850,000       4,804,868
  2.56%, due 6/27/08              4,225,000       4,207,874
  2.64%, due 5/27/08              6,475,000       6,462,654
  2.649%, due 4/7/09 (b)          6,900,000       6,900,000
Federal National Mortgage
  Association (Discount
  Notes)
  2.01%, due 6/5/08               7,000,000       6,986,321
  2.03%, due 6/10/08              6,475,000       6,460,395
  2.145%, due 8/27/08             6,000,000       5,957,815
  2.42%, due 6/13/08              5,275,000       5,259,753
  4.06%, due 5/30/08              3,375,000       3,363,963
  4.113%, due 5/9/08              3,000,000       2,997,258
  4.22%, due 5/9/08               3,825,000       3,821,414
                                              -------------
                                                162,076,519
                                              -------------




12    MainStay Money Market Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                  PRINCIPAL       AMORTIZED
                                     AMOUNT            COST
SHORT-TERM INVESTMENTS (CONTINUED)
MEDIUM-TERM NOTE (0.6%)
American Honda Finance Corp.
  2.964%, due 9/18/08 (a) (b)    $3,800,000   $   3,800,000
                                              -------------
Total Short-Term Investments
  (Amortized Cost
  $655,167,945) (c)                   100.1%    655,167,945
Liabilities in Excess of
  Cash and Other Assets                (0.1)       (768,962)
                                      -----    ------------
Net Assets                            100.0%  $ 654,398,983
                                      =====    ============





(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b) Floating rate. Rate shown is the rate in effect at April 30, 2008.
(c)  The cost stated also represents the
     aggregate cost for federal income tax
     purposes.




The table below sets forth the diversification of the Money Market Fund investments by industry.

INDUSTRY DIVERSIFICATION


                                  AMORTIZED
                                      COST     PERCENT+
Banks                          $179,574,271        27.6%
Commercial Services               7,089,488         1.1
Computers                        12,023,939         1.8
Diversified Financial
  Services                       13,490,750         2.1
Electric                         13,165,620         2.0
Finance--Auto Loans              28,303,453         4.3
Finance--Commercial               3,935,000         0.6
Finance--Consumer Loans          27,361,645         4.2
Finance--Credit Card             12,966,389         2.0
Finance--Investment
  Banker/Broker                  31,422,771         4.8
Finance--Mortgage Loan/Banker     9,978,544         1.5
Finance--Other Services          11,928,515         1.8
Holding
  Companies--Diversified          6,493,023         1.0
Insurance                        38,787,158         5.9
Miscellaneous--Manufacturing     19,485,236         3.0
Multi-National                    3,989,123         0.6
Oil & Gas                         8,369,340         1.3
Pharmaceuticals                  17,186,431         2.6
Regional (State & Province)       5,992,300         0.9
Sovereign                        11,980,361         1.8
Special Purpose Entity           29,568,069         4.5
U.S. Government & Agencies      162,076,519        24.7
                               ------------       -----
                                655,167,945       100.1
Liabilities in Excess of
  Cash and Other Assets            (768,962)       (0.1)
                               ------------       -----
Net Assets                     $654,398,983       100.0%
                               ============       =====



 +  Percentages indicated are based on Fund net assets.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2008 UNAUDITED


ASSETS:
Investment in securities, at value
  (amortized cost $655,167,945)      $655,167,945
Cash                                        1,273
Receivables:
  Fund shares sold                      1,315,218
  Interest                                385,023
Other assets                               92,735
                                     ------------
     Total assets                     656,962,194
                                     ------------

LIABILITIES:
Payables:
  Fund shares redeemed                  1,914,783
  Manager (See Note 3)                    247,177
  Transfer agent (See Note 3)             238,641
  Shareholder communication                73,274
  Professional fees                        38,064
  Custodian                                 8,420
  Trustees                                  1,063
Dividend payable                           41,789
                                     ------------
     Total liabilities                  2,563,211
                                     ------------
Net assets                           $654,398,983
                                     ============

COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.01
  per share) unlimited number of
  shares authorized                  $  6,543,864
Additional paid-in capital            647,845,512
                                     ------------
                                      654,389,376
Accumulated distributions in excess
  of net investment income                (24,695)
Accumulated net realized gain on
  investments                              34,302
                                     ------------
Net assets                           $654,398,983
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 56,556,069
                                     ============
Shares of beneficial interest
  outstanding                          56,555,897
                                     ============
Net asset value and offering price
  per share outstanding              $       1.00
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $370,142,345
                                     ============
Shares of beneficial interest
  outstanding                         370,142,309
                                     ============
Net asset value and offering price
  per share outstanding              $       1.00
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $181,656,260
                                     ============
Shares of beneficial interest
  outstanding                         181,645,854
                                     ============
Net asset value and offering price
  per share outstanding              $       1.00
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $ 46,044,309
                                     ============
Shares of beneficial interest
  outstanding                          46,042,354
                                     ============
Net asset value and offering price
  per share outstanding              $       1.00
                                     ============







14    MainStay Money Market Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                            $13,093,336
                                      -----------
EXPENSES:
  Manager (See Note 3)                  1,487,740
  Transfer agent--Investor Class
     (See Note 3)                          14,986
  Transfer agent--Class A (See Note
     3)                                   395,015
  Transfer agent--Classes B and C
     (See Note 3)                         277,182
  Registration                             59,562
  Shareholder communication                55,391
  Professional fees                        44,955
  Recordkeeping                            44,664
  Custodian                                10,425
  Trustees                                  9,719
  Miscellaneous                             9,301
                                      -----------
     Total expenses before waiver       2,408,940
  Expense waiver from Manager (See
     Note 3)                             (198,931)
                                      -----------
     Net expenses                       2,210,009
                                      -----------
Net investment income                  10,883,327
                                      -----------
REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments           34,554
                                      -----------
Net increase in net assets resulting
  from
  operations                          $10,917,881
                                      ===========






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2007


                                       2008            2007
INCREASE IN NET ASSETS:
Operations:
 Net investment income        $  10,883,327   $  23,557,228
 Net realized gain (loss)
  on investments                     34,554            (252)
                              -----------------------------
 Net increase in net assets
  resulting from operations      10,917,881      23,556,976
                              -----------------------------

Dividends to shareholders:
 From net investment income:
    Investor Class                 (106,629)             --
    Class A                      (6,759,858)    (13,836,289)
    Class B                      (3,194,496)     (8,344,331)
    Class C                        (823,557)     (1,406,051)
                              -----------------------------
 Total dividends to
  shareholders                  (10,884,540)    (23,586,671)
                              -----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                        405,102,956     604,775,875
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends      10,144,105      22,482,439
 Cost of shares redeemed       (320,864,722)   (540,408,611)
                              -----------------------------
    Increase in net assets
     derived from capital
     share transactions          94,382,339      86,849,703
                              -----------------------------
    Net increase in net
     assets                      94,415,680      86,820,008

NET ASSETS:
Beginning of period             559,983,303     473,163,295
                              -----------------------------
End of period                 $ 654,398,983   $ 559,983,303
                              =============================
Accumulated distributions in
 excess of net investment
 income at end of period      $     (24,695)  $     (23,482)
                              =============================







16    MainStay Money Market Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank



                                                   mainstayinvestments.com    17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                         INVESTOR CLASS                                     CLASS A
                         --------------    -------------------------------------------------------------------------
                          FEBRUARY 28,                                                                    JANUARY 1,
                             2008**        SIX MONTHS                                                       2003*
                             THROUGH          ENDED                                                        THROUGH
                            APRIL 30,       APRIL 30,               YEAR ENDED OCTOBER 31,               OCTOBER 31,
                         -------------------------------------------------------------------------------------------

                             2008***         2008***       2007        2006        2005        2004          2003

Net asset value at
  beginning of period        $  1.00        $   1.00     $   1.00    $   1.00    $   1.00    $   1.00      $   1.00
                             -------        --------     --------    --------    --------    --------      --------
Net investment income           0.00 (a)        0.02         0.05        0.04        0.02        0.01          0.00 (a)
Net realized and
  unrealized gain on
  investments                   0.00 (a)        0.00 (a)     0.00 (a)    0.00 (a)    0.00 (a)    0.00 (a)        --
                             -------        --------     --------    --------    --------    --------      --------
Total from investment
  operations                    0.00 (a)        0.02         0.05        0.04        0.02        0.01          0.00 (a)
                             -------        --------     --------    --------    --------    --------      --------
Less dividends and
  distributions:
  From net investment
     income                    (0.00) (a)      (0.02)       (0.05)      (0.04)      (0.02)      (0.01)        (0.00)(a)
  From net realized
     gain on
     investments                  --              --           --          --          --       (0.00)(a)        --
                             -------        --------     --------    --------    --------    --------      --------
Total dividends and
  distributions                (0.00) (a)      (0.02)       (0.05)      (0.04)      (0.02)      (0.01)        (0.00)(a)
                             -------        --------     --------    --------    --------    --------      --------
Net asset value at end
  of period                  $  1.00        $   1.00     $   1.00    $   1.00    $   1.00    $   1.00      $   1.00
                             =======        ========     ========    ========    ========    ========      ========
Total investment return
  (b)                           0.43%           1.76%        4.69%       4.18%       2.20%       0.54%         0.44%(b)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         2.25%+          3.49%+       4.59%       4.14%       2.21%       0.54%         0.53%+
  Net expenses                  0.79%+          0.69%+       0.70%       0.70%       0.70%       0.70%         0.70%+
  Expenses (before
     waiver)                    0.86%+          0.75%+       0.83%       0.93%       0.99%       1.02%         1.01%+
Net assets at end of
  period (in 000's)          $56,556        $370,142     $346,960    $260,642    $205,154    $197,310      $173,978
                            CLASS A
                         ------------
                             YEAR
                             ENDED
                         DECEMBER 31,
                         ------------

                             2002

Net asset value at
  beginning of period      $   1.00
                           --------
Net investment income          0.01
Net realized and
  unrealized gain on
  investments                  0.00 (a)
                           --------
Total from investment
  operations                   0.01
                           --------
Less dividends and
  distributions:
  From net investment
     income                   (0.01)
  From net realized
     gain on
     investments              (0.00)(a)
                           --------
Total dividends and
  distributions               (0.01)
                           --------
Net asset value at end
  of period                $   1.00
                           ========
Total investment return
  (b)                          1.22%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income        1.20%
  Net expenses                 0.70%
  Expenses (before
     waiver)                   0.94%
Net assets at end of
  period (in 000's)        $221,106




                                                                CLASS C
                         -------------------------------------------------------------------------------------
                                                                                    JANUARY 1,
                         SIX MONTHS                                                   2003*           YEAR
                            ENDED                                                    THROUGH          ENDED
                          APRIL 30,             YEAR ENDED OCTOBER 31,             OCTOBER 31,    DECEMBER 31,
                         -------------------------------------------------------------------------------------

                           2008***       2007       2006       2005       2004         2003           2002

Net asset value at
  beginning of period      $  1.00     $  1.00    $  1.00    $  1.00    $  1.00      $  1.00         $  1.00
                           -------     -------    -------    -------    -------      -------         -------
Net investment income         0.02        0.05       0.04       0.02       0.01         0.00 (a)        0.01
Net realized and
  unrealized gain on
  investments                 0.00 (a)    0.00 (a)   0.00 (a)   0.00 (a)   0.00 (a)       --            0.00 (a)
                           -------     -------    -------    -------    -------      -------         -------
Total from investment
  operations                  0.02        0.05       0.04       0.02       0.01         0.00 (a)        0.01
                           -------     -------    -------    -------    -------      -------         -------
Less dividends and
  distributions:
  From net investment
     income                  (0.02)      (0.05)     (0.04)     (0.02)     (0.01)       (0.00)(a)       (0.01)
  From net realized
     gain on
     investments                --          --         --         --      (0.00)(a)       --           (0.00)(a)
                           -------     -------    -------    -------    -------      -------         -------
Total dividends and
  distributions              (0.02)      (0.05)     (0.04)     (0.02)     (0.01)       (0.00)(a)       (0.01)
                           -------     -------    -------    -------    -------      -------         -------
Net asset value at end
  of period                $  1.00     $  1.00    $  1.00    $  1.00    $  1.00      $  1.00         $  1.00
                           =======     =======    =======    =======    =======      =======         =======
Total investment return
  (b)                         1.75%       4.69%      4.18%      2.20%      0.54%        0.44%(b)        1.22%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income       3.43%+      4.59%      4.14%      2.21%      0.54%        0.53%+          1.20%
  Net expenses                0.72%+      0.70%      0.70%      0.70%      0.70%        0.70%+          0.70%
  Expenses (before
     waiver)                  0.79%+      0.83%      0.93%      0.99%      1.02%        1.01%+          0.94%
Net assets at end of
  period (in 000's)        $46,044     $36,270    $23,306    $20,426    $31,273      $16,958         $11,207




*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
***  Unaudited.
+    Annualized.
(a)  Less than one cent per share.
(b)  Total return is not annualized.





18    MainStay Money Market Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                               CLASS B
      -----------------------------------------------------------------------------------------
                                                                     JANUARY 1,
      SIX MONTHS                                                       2003*           YEAR
         ENDED                                                        THROUGH          ENDED
       APRIL 30,               YEAR ENDED OCTOBER 31,               OCTOBER 31,    DECEMBER 31,
      -----------------------------------------------------------------------------------------

        2008***       2007        2006        2005        2004          2003           2002

       $   1.00     $   1.00    $   1.00    $   1.00    $   1.00      $   1.00       $   1.00
       --------     --------    --------    --------    --------      --------       --------
           0.02         0.05        0.04        0.02        0.01          0.00 (a)       0.01
           0.00 (a)     0.00 (a)    0.00 (a)    0.00 (a)    0.00 (a)        --           0.00 (a)
       --------     --------    --------    --------    --------      --------       --------
           0.02         0.05        0.04        0.02        0.01          0.00 (a)       0.01
       --------     --------    --------    --------    --------      --------       --------

          (0.02)       (0.05)      (0.04)      (0.02)      (0.01)        (0.00)(a)      (0.01)
             --           --          --          --       (0.00)(a)        --          (0.00)(a)
       --------     --------    --------    --------    --------      --------       --------
          (0.02)       (0.05)      (0.04)      (0.02)      (0.01)        (0.00)(a)      (0.01)
       --------     --------    --------    --------    --------      --------       --------
       $   1.00     $   1.00    $   1.00    $   1.00    $   1.00      $   1.00       $   1.00
       ========     ========    ========    ========    ========      ========       ========
           1.75%        4.69%       4.18%       2.20%       0.54%         0.44%(b)       1.22%

           3.48%+       4.59%       4.14%       2.21%       0.54%         0.53%+         1.20%
           0.72%+       0.70%       0.70%       0.70%       0.70%         0.70%+         0.70%
           0.79%+       0.83%       0.93%       0.99%       1.02%         1.01%+         0.94%
       $181,656     $176,753    $189,216    $246,104    $295,963      $354,215       $429,488




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and comprises twenty-one funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Money Market Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Class A shares commenced on January 3, 1995. Class B shares commenced on May 1, 1986. Class C shares commenced on September 1, 1998. Investor Class shares commenced February 28, 2008. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions.

The Fund's investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

The Fund's principal investments include derivatives such as variable rate master demand notes, "floating-rate notes" and mortgage-related and asset-backed securities. If expectations about change in interest rates, or assessments of an issuer's credit worthiness or market conditions are wrong, the use of derivatives or other investments could result in a loss.

The Fund also invests in foreign securities, which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws and restrictions. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) VALUATION OF FUND SHARES. The Fund seeks to maintain a net asset value of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(B) SECURITIES VALUATION. Securities are valued at their amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

(C) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Fund's 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3, determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors including, but not limited to, ongoing analyses of tax laws and regulations, and interpretations, thereof.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund declares dividends of net investment income daily and are paid monthly and distributions of net realized capital gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight-line method.



20    MainStay Money Market Fund

Investment income and realized and unrealized gains and losses on investments are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

The Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.50% on assets up to $300 million, 0.45% on assets from $300 million to $700 million, 0.40% on assets from $700 million to $1.0 billion and 0.35% on assets in excess of $1.0 billion.

Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 0.80%; Class A, 0.70%; Class B, 0.80% and Class C, 0.80%. These expense limitations may be modified or terminated only with the approval of the Board of Trustees. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the six months ended April 30, 2008, NYLIM earned fees from the Fund in the amount of $1,487,740 and waived its fees in the amount of $198,931.

As of April 30, 2008, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

                  OCTOBER 31,
  2008         2009         2010        2011         TOTAL
$232,330    $1,058,259    $649,067    $198,931    $2,138,587
------------------------------------------------------------



* The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

Between August 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses did not exceed the following amounts of average daily net

                                                   mainstayinvestments.com    21
assets for each class: Class A, 0.70%; Class B, 0.70% and Class C, 0.70%. Prior to August 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.

State Street Bank and Trust Company ("SSBT"), 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, SSBT is compensated by NYLIM.

(B) CONTINGENT DEFERRED SALES CHARGE. Although the Fund does not assess a contingent deferred sales charge upon redemption of Class B or Class C shares of the Fund, the applicable contingent deferred sales charge will be assessed when shares were redeemed from the Fund if the shareholder previously exchanged his or her investment into the Fund from another Fund in the Trust. The Fund was advised that NYLIFE Distributors LLC (the "Distributor"), an indirect wholly owned subsidiary of New York Life, received from shareholders the proceeds from contingent deferred sales charges of Class A, Class B and Class C of $4,689, $157,908 and $30,062, respectively for the six months ended April 30, 2008.

(C) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the six months ended April 30, 2008, amounted to $687,183.

(D) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(E) CAPITAL. At April 30, 2008, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Investor Class                   $25,062          0.0*%
-----------------------------------------------------
Class A                              603          0.0*
-----------------------------------------------------
Class C                              115          0.0*
-----------------------------------------------------



* Less than one-tenth of a percent.

(F) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the six months ended April 30, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $9,682.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $44,664 for the six months ended April 30, 2008.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2007, for federal income tax purposes, capital loss carryforwards of $252 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

    CAPITAL LOSS        CAPITAL LOSS
 AVAILABLE THROUGH    AMOUNTS (000'S)
       2015                $--(a)
-------------------------------------



(a) Less than one thousand dollars.

The tax character of distributions paid during the year ended October 31, 2007, shown in the Statement of Changes in Net Assets, was as follows:

                                            2007
Distribution paid from:
  Ordinary Income                    $23,586,671
------------------------------------------------



NOTE 5--CUSTODIAN:

SSBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.



22    MainStay Money Market Fund

NOTE 6--CAPITAL SHARE TRANSACTIONS:


INVESTOR CLASS (AT $1 PER SHARE)          SHARES
Period ended April 30, 2008*:

Shares sold                           10,718,328
Shares issued to shareholders in
  reinvestment of dividends              103,053
Shares redeemed                       (6,010,557)
                                      ----------
Net increase in shares outstanding
  before conversion                    4,810,824
Shares converted from Class A
  (See Note 1)                        51,702,115
Shares converted from Class B (See
  Note 1)                                 42,958
                                      ----------
Net increase                          56,555,897
                                      ==========



* Investor Class shares were first offered on February 28, 2008.

CLASS A (AT $1 PER SHARE)                  SHARES
Six months ended April 30, 2008:

Shares sold                           291,229,169
Shares issued to shareholders in
  reinvestment of dividends             6,242,132
Shares redeemed                      (223,672,395)
                                     ------------
Net increase in shares outstanding
  before conversion                    73,798,906
Shares reacquired upon conversion
  into Investor Class (See Note 1)    (51,702,115)
Shares converted from Class B (See
  Note 1)                               1,065,241
                                     ------------
Net increase                           23,162,032
                                     ============
Year ended October 31, 2007:

Shares sold                           460,794,717
Shares issued to shareholders in
  reinvestment of dividends            13,242,219
Shares redeemed                      (389,745,741)
                                     ------------
Net increase in shares outstanding
  before conversion                    84,291,195
Shares converted from Class B (See
  Note 1)                               2,051,275
                                     ------------
Net increase                           86,342,470
                                     ============




CLASS B (AT $1 PER SHARE)                  SHARES
Six months ended April 30, 2008:

Shares sold                            53,420,270
Shares issued to shareholders in
  reinvestment of dividends             3,027,161
Shares redeemed                       (50,446,563)
                                      -----------
Net increase in shares outstanding
  before conversion                     6,000,868
Shares reacquired upon conversion
  into Class A (See Note 1)            (1,065,241)
Shares reacquired upon conversion
  into Investor Class (See Note 1)        (42,958)
                                      -----------
Net increase                            4,892,669
                                      ===========
Year ended October 31, 2007:

Shares sold                            79,952,317
Shares issued to shareholders in
  reinvestment of dividends             7,913,726
Shares redeemed                       (98,272,327)
                                      -----------
Net decrease in shares outstanding
  before conversion                   (10,406,284)
Shares reacquired upon conversion
  into Class A (See Note 1)            (2,051,274)
                                      -----------
Net decrease                          (12,457,558)
                                      ===========




CLASS C (AT $1 PER SHARE)                  SHARES
Six months ended April 30, 2008:

Shares sold                            49,735,189
Shares issued to shareholders in
  reinvestment of dividends               771,759
Shares redeemed                       (40,735,207)
                                      -----------
Net increase                            9,771,741
                                      ===========
Year ended October 31, 2007:
Shares sold                            64,028,841
Shares issued to shareholders in
  reinvestment of dividends             1,326,494
Shares redeemed                       (52,390,614)
                                      -----------
Net increase                           12,964,721
                                      ===========



NOTE 7--OTHER MATTERS:

In 2004 the Securities and Exchange Commission ("SEC") raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to that fund's shareholders. Discussions are in progress with the SEC staff concerning a resolution of this matter.


                                                   mainstayinvestments.com    23

NOTE 8--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2008, the Fund does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.



24    MainStay Money Market Fund

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or (ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                                                   mainstayinvestments.com    25

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY LARGE CAP OPPORTUNITY FUND(2)
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP OPPORTUNITY FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND(2)
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-AO12999         (RECYCLE LOGO)            MS156-08           MSMM10-06/08
                                                                          12

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 TAX FREE BOND FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2008

MESSAGE FROM

THE PRESIDENT
Stock and bond investors alike faced a series of challenges during the six months ended April 30, 2008. Lower real estate prices, slowing construction activity and weak consumer spending all took a toll on the U.S. economy. Growth in real gross national product declined dramatically in the fourth quarter of 2007 and, according to preliminary estimates, recovered only slightly in the first quarter of 2008.

Many financial institutions faced substantial write-downs on subprime mortgages and other lower-quality loans. As banks began to tighten their lending requirements, homeowners and businesses found it more difficult to raise needed capital. Recognizing the need for additional liquidity, the Federal Open Market Committee lowered the federal funds target rate and announced various programs to provide additional liquidity for financial institutions.

As the subprime mortgage crisis escalated, bond investors moved away from higher-risk debt securities toward the relative safety of U.S. Treasury issues. Caution also gripped the equity market as many investors shifted assets into sectors that tend to remain stable in periods of economic weakness.

Bonds generally fared much better than stocks during the six months ended April 30, 2008. All major U.S. stock market indexes declined over the same period, but small-capitalization stocks suffered the most. Among mid-cap and large-cap stocks, growth-oriented issues outperformed value-oriented ones. The market, which steadily declined until early March, closed the period with a modest upturn.

What is the best way to weather difficult markets? At MainStay, we believe that the consistent application of time-tested investment principles makes sense for investors with a long-term time horizon. All of our portfolio managers are aware of the forces that affected the markets during the six-month reporting period. Some may have significantly altered Fund positions to accommodate shifting market dynamics. Others may have simply stayed the course, with only minor portfolio adjustments. By paying close attention to the investment objectives and strategies of the respective Funds they manage, our portfolio managers seek to optimize performance over the long term.

The report that follows provides further details about the market forces and management decisions that affected your investment in MainStay Funds from November 1, 2007, through April 30, 2008. We hope that as you review these short-term results, you will maintain the long-term perspective that sound investing calls for in a shifting economic and market environment.

Sincerely,


/s/ STEPHEN P. FISHER



Stephen P. Fisher
President





                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 TAX FREE BOND FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2008

TABLE OF CONTENTS



SEMIANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------

FINANCIAL STATEMENTS                       15
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              20
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        26
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       26

INVESTMENT AND PERFORMANCE COMPARISON*


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(1)--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS    YEARS
------------------------------------------------------------
With sales charges          -4.73%   -5.22%    1.38%    3.06%
Excluding sales charges     -0.24    -0.75     2.32     3.54




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                 MAINSTAY TAX    LEHMAN BROTHERS
                                   FREE BOND      MUNICIPAL BOND
                                     FUND             INDEX
                                 ------------    ---------------
4/30/98                             9550.00          10000.00
                                   10080.00          10695.00
                                    9622.00          10597.00
                                   10520.00          11696.00
                                   11176.00          12514.00
                                   12057.00          13577.00
                                   12039.00          13941.00
                                   12692.00          14891.00
                                   12836.00          15212.00
                                   13622.00          16092.00
4/30/08                            13520.00          16541.00






CLASS A SHARES--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS    YEARS
------------------------------------------------------------
With sales charges          -4.80%   -5.29%    1.36%    3.05%
Excluding sales charges     -0.32    -0.83     2.30     3.53




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                         MAINSTAY TAX    LEHMAN BROTHERS
                           FREE BOND      MUNICIPAL BOND
                             FUND             INDEX
                         ------------    ---------------
4/30/98                    23875.00          25000.00
                           25200.00          26737.00
                           24055.00          26491.00
                           26301.00          29239.00
                           27940.00          31286.00
                           30142.00          33943.00
                           30097.00          34852.00
                           31729.00          37227.00
                           32089.00          38031.00
                           34056.00          40229.00
4/30/08                    33774.00          41351.00






CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS    YEARS
------------------------------------------------------------
With sales charges          -5.33%   -5.85%    1.70%    3.26%
Excluding sales charges     -0.45    -1.08     2.04     3.26




                                                            (With sales charges)
(PERFORMANCE GRAPH)

              MAINSTAY TAX    LEHMAN BROTHERS
                FREE BOND      MUNICIPAL BOND
                  FUND             INDEX
              ------------    ---------------
4/30/98         10000.00          10000.00
                10518.00          10695.00
                10015.00          10597.00
                10924.00          11696.00
                11575.00          12514.00
                12456.00          13577.00
                12406.00          13941.00
                13046.00          14891.00
                13161.00          15212.00
                13932.00          16092.00
4/30/08         13781.00          16541.00





* Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 4.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00%, if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 0.50%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 0.50%. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES(2)--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS    YEARS
------------------------------------------------------------
With sales charges          -1.43%   -2.04%    2.04%    3.26%
Excluding sales charges     -0.45    -1.08     2.04     3.26




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                 MAINSTAY TAX    LEHMAN BROTHERS
                                   FREE BOND      MUNICIPAL BOND
                                     FUND             INDEX
                                 ------------    ---------------
4/30/98                            10000.00          10000.00
                                   10518.00          10695.00
                                   10015.00          10597.00
                                   10924.00          11696.00
                                   11575.00          12514.00
                                   12456.00          13577.00
                                   12406.00          13941.00
                                   13046.00          14891.00
                                   13161.00          15212.00
                                   13932.00          16092.00
4/30/08                            13781.00          16541.00






 BENCHMARK PERFORMANCE                             SIX      ONE     FIVE     TEN
                                                 MONTHS    YEAR    YEARS    YEARS
---------------------------------------------------------------------------------

Lehman Brothers(R) Municipal Bond Index(3)         1.47%   2.79%    4.03%    5.16%
Average Lipper general municipal debt fund(4)     -0.10    0.10     3.15     4.02



1. Performance figures for Investor Class shares, first offered on February 28, 2008, includes the historical performance of Class B shares from January 1, 1998, through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for the Investor Class shares might have been lower.
2. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from January 1, 1998, through August 31, 1998.
3. The Lehman Brothers(R) Municipal Bond Index is an unmanaged index that consists of approximately 15,000 municipal bonds that are rated Baa or better by Moody's and have a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. Results assume reinvestment of all income and capital gains. The Lehman Brothers(R) Municipal Bond Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
4. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Tax Free Bond Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY TAX FREE BOND FUND --------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2007, to April 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2007, to April 30, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended April 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                             ENDING ACCOUNT
                                             ENDING ACCOUNT                   VALUE (BASED
                                              VALUE (BASED                   ON HYPOTHETICAL
                                BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                 ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                  VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/07(3)        4/30/08       PERIOD(1)         4/30/08        PERIOD(1)
INVESTOR CLASS SHARES(2)        $1,000.00       $1,032.00        $1.70          $1,006.79         $1.68
---------------------------------------------------------------------------------------------------------

CLASS A SHARES                  $1,000.00       $  996.80        $4.42          $1,020.44         $4.47
---------------------------------------------------------------------------------------------------------

CLASS B SHARES                  $1,000.00       $  995.50        $5.76          $1,019.10         $5.82
---------------------------------------------------------------------------------------------------------

CLASS C SHARES                  $1,000.00       $  995.50        $5.76          $1,019.10         $5.82
---------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (0.99% for Investor Class, 0.89% for Class A and 1.16% for Class B and Class
   C) multiplied by the average account value over the period, divided by 366 and multiplied by 182 days for Classes A, B and C (to reflect the one-half year period) and 62 days for Investor Class (to reflect the since-inception period).
2. Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2008. Had these shares been offered for the full six-month period ended April 30, 2008, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $4.97 and the ending account value would have been $1,019.94.
3. Investor Class shares commenced operations on February 28, 2008.


                                                    mainstayinvestments.com    7

 STATE COMPOSITION AS OF APRIL 30, 2008




Illinois                                  13.5%
California                                10.2
Ohio                                      10.2
Texas                                      9.8
New York                                   9.1
Florida                                    8.7
North Carolina                             5.8
Puerto Rico                                5.2
Maryland                                   3.2
Washington                                 3.2
Tennessee                                  2.3
South Carolina                             2.2
Louisiana                                  2.0
New Jersey                                 2.0
Colorado                                   1.9
Nevada                                     1.9
Georgia                                    1.5
New Mexico                                 1.3
Delaware                                   1.1
West Virginia                              0.8
Arizona                                    0.7
Massachusetts                              0.6
Michigan                                   0.1
Purchased Put Option                       0.1
Nebraska                                   0.0*
Short Term Investments                     1.1
Cash and Other Assets, Less                1.5
  Liabilities
                                         -----
                                         100.0%
                                         =====





 * Less than one-tenth of a percent.

See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2008 (EXCLUDING SHORT-TERM INVESTMENTS)



    1.          Ohio State, Series A, 5.375%, due 8/1/19-8/1/20.
    2.          Golden State Tobacco Securitization Corp., 5.00%, due 6/1/45.
    3.          Puerto Rico Public Buildings Authority Revenue Guaranteed Government Facilities, Series I,
                5.00%, due 7/1/36.
    4.          Buckeye, Ohio, Tobacco Settlement Financing Authority, 5.75%, due 6/1/34.
    5.          Illinois State Toll Highway Authority, 5.00%, due 1/1/26.
    6.          Metropolitan Transportation Authority of New York Revenue, 5.00%, due 11/15/25-11/15/30.
    7.          Chicago, Illinois, Housing Authority Capital Program Revenue, 5.00%, due 7/1/23.
    8.          North Carolina Municipal Power Agency N1, Catawba Electric Revenue, Series B, 6.50%, due
                1/1/20.
    9.          California State Economic Recovery, 5.00%, due 7/1/17-7/1/23.
   10.          Maryland Health & Higher Educational Facilities Authority Revenue, 5.00%, due
                7/1/14-7/1/18.







8    MainStay Tax Free Bond Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS JOHN FITZGERALD, CFA, AND LAURIE WALTERS, CFA, OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY TAX FREE BOND FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2008?

Excluding all sales charges, MainStay Tax Free Bond Fund returned -0.24% for Investor Class shares,(1) -0.32% for Class A shares, -0.45% for Class B shares and -0.45% for Class C shares for the six months ended April 30, 2008. All share classes underperformed the -0.10% return of the average Lipper(2) general municipal debt fund and the 1.47% return of the Lehman Brothers(R) Municipal Bond Index(3) for the six months ended April 30, 2008. The Lehman Brothers(R) Municipal Bond Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT FACTORS IN THE MUNICIPAL BOND MARKET AFFECTED THE FUND DURING THE SIX MONTH REPORTING PERIOD?

In the municipal market, credit concerns related to monoline bond insurers caused insured municipal bond spreads(4) to widen relative to natural AAA issues. Beginning in early February, yields on Auction Rate Securities increased dramatically as money market funds and others retreated from the market, fearing that if insurers' ratings fell below acceptable levels, the funds might be forced to sell the securities at a loss.

After issuing short-term securities packaged by the monoline insurers to fund assets, several municipal hedge funds faced enormous liquidation pressure in late February. Many received margin calls; and as liquidity dried up, their hedges did not perform as expected. These municipal hedge funds sought to liquidate bonds worth hundreds of millions, just as the municipal bond supply was expected to surge in early March. In February, municipal bonds posted their worst performance since July 2003.



In early March, strong demand easily absorbed the increased supply. As pressures abated, hedge funds were able to sell positions in a more orderly manner. At the end of the reporting period, municipal securities were still very attractive on a relative basis, with longer-term municipal yields equal to yields on similar-duration Treasurys.

During the reporting period, municipal bond issuance declined substantially from the same period a year ago. Issuance plunged in January and February, picked up in March and surged higher in April as the bond-insurance industry stabilized.

WHAT WAS THE FUND'S DURATION STRATEGY DURING THE REPORTING PERIOD?

The Fund's duration was shorter than that of its benchmark in November, as a flight-to-quality (or a general move toward higher-quality securities), continued to grip the Treasury market. This positioning detracted from the Fund's performance during the month. Some, but not all, of that underperformance, was regained in the first quarter of 2008. The Fund's duration in the first quarter fluctuated between neutral and modestly short in relation to the benchmark. This benefited the Fund as long-term municipal yields moved higher.

WHAT POSITIONING DECISIONS AFFECTED THE FUND'S PERFORMANCE?

The municipal yield curve steepened between two-year and 30-year maturities to its widest level since January 2005. This steepening reflected supply pressure at the long end of the municipal yield curve and aggressive monetary easing. The Fund was overweight at the long end of the yield curve to take advantage of absolute yields. The positioning, however, detracted from the Fund's performance during the reporting period.


The values of debt securities fluctuate depending on various factors including interest rates, issuer creditworthiness, market conditions and maturities. Industrial development, pollution control and revenue bonds are generally not secured by the taxing power of the municipality, but are secured by revenues paid by the industrial user. This means that if the industrial user cannot repay principal and/or interest on the bonds, the Fund may lose money. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.
1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See footnote on page 6 for more information on Lipper Inc.
3. See footnote on page 6 for more information on the Lehman Brothers(R) Municipal Bond Index.
4. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.


                                                    mainstayinvestments.com    9

Issue selection had a positive impact on the Fund's performance. The prerefunding(5) of a holding in SC Bon Secours Healthcare was particularly helpful. The Fund largely avoided weaker underlying credits wrapped by Financial Guaranty Insurance Company and XL Capital Assurance. Our decision to do so helped performance when these insurers suffered major setbacks.

The Fund's holding in Tennessee Energy Acquisition detracted from performance as credit spreads continued to widen on news of subprime-mortgage delinquencies and their impact on brokerage earnings. We continue to think that Tennessee Energy Acquisition bonds offer value.

During the reporting period, we focused on adding incremental yield to the Fund along the short end of the yield curve. Heavy issuance of mandatory-tender bonds in the two- to seven-year part of the yield curve created attractive purchase opportunities, including the Fund's holdings in Oglethorpe Power and Denver Airport.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

We reduced the Fund's weighting in transportation and water and sewer revenue bonds as they offered little incremental yield compared to other municipal securities. We selectively reduced the Fund's exposure to issues from California, New York and Texas at times when their low relative supply made them attractive sale candidates.

We increased the Fund's holdings in health care bonds as risk premiums in the sector increased in sympathy with macro credit trends. We added exposure to LifeBridge Health, which consists of 12 acute-care hospitals in Maryland. LifeBridge held a leading 51% market share in its primary service area, Baltimore, and the company's volumes increased. Credit quality stemmed from LifeBridge's excellent market position, strong management, positive cash flow and low debt burden.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of April 30, 2008, the Fund was overweight relative to the Lehman Brothers(R) Municipal Bond Index in general obligation, health care and industrial revenue bonds. The Fund was underweight in lease revenue, special tax and water and sewer revenue bonds.



5. Prerefunding or advance refunding is a procedure in which a bond issuer floats a second bond at a lower interest rate and the proceeds from the sale of the second bond are safely invested, usually in Treasury securities, which, in turn, are held in escrow to collateralize the first bond. Given that the advance refunded bonds become, essentially, fully tax-exempt U.S. Treasury securities and no longer represent the credit risk profile of the original borrower, they often increase in value--sometimes significantly.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay Tax Free Bond Fund

PORTFOLIO OF INVESTMENTS APRIL 30, 2008 UNAUDITED



                                      PRINCIPAL
                                         AMOUNT           VALUE
LONG-TERM MUNICIPAL BONDS (97.3%)+
---------------------------------------------------------------

ARIZONA (0.7%)
Arizona Health Facilities
  Authority Revenue, Banner
  Health
  Series A
  5.00%, due 1/1/19                 $ 1,500,000   $   1,560,900
                                                  -------------

CALIFORNIA (10.2%)
V  California State Economic
  Recovery
  Series A
  5.00%, due 7/1/17                   2,000,000       2,086,420
  Series B
  5.00%, due 7/1/23                   5,000,000       5,198,000
California State Office of
  the State Treasurer
  5.00%, due 8/1/25                   5,000,000       5,113,450
California State Various
  Purposes
  5.25%, due 4/1/34                       5,000           5,095
V  Golden State Tobacco
  Securitization Corp.
  5.00%, due 6/1/45                  10,000,000       9,437,700
                                                  -------------
                                                     21,840,665
                                                  -------------

COLORADO (1.9%)
Denver, Colorado City &
  County Airport Revenue
  Series A2
  5.25%, due 11/15/32 (a)             4,000,000       4,051,120
                                                  -------------


DELAWARE (1.1%)
Delaware State Economic
  Development Authority
  Revenue Pollution Control,
  Delmarva Power
  Series C, Insured: AMBAC
  4.90%, due 5/1/26 (b)               2,250,000       2,272,610
                                                  -------------


FLORIDA (8.7%)
Highlands County Florida
  Health Facilities
  Authority Revenue
  Hospital, Adventist Health
  Systems
  Series D
  5.375%, due 11/15/35 (g)            5,000,000       5,547,650
Hillsborough County Florida
  Industrial Development
  Authority Hospital
  Revenue, Tampa General
  Hospital Project
  5.25%, due 10/1/41                  6,000,000       5,753,820
Miami-Dade County Florida
  Solid Waste System Revenue
  Insured: MBIA
  5.00%, due 10/1/19 (c)              1,735,000       1,801,676
South Florida Water
  Management District,
  Insured: AMBAC
  5.00%, due 10/1/20 (b)              5,245,000       5,476,252
                                                  -------------
                                                     18,579,398
                                                  -------------

GEORGIA (1.5%)
Monroe County, Georgia
  Development Authority,
  Oglethorpe Power Corp.
  Series B
  4.625%, due 1/1/36                  3,250,000       3,275,123
                                                  -------------


ILLINOIS (13.5%)
V  Chicago, Illinois Housing
  Authority Capital Program
  Revenue
  Insured: FSA
  5.00%, due 7/1/23 (d)               7,100,000       7,384,355
Chicago, Illinois Waterworks
  Revenue Insured: FGIC
  6.50%, due 11/1/15 (e)              3,005,000       3,574,177
Illinois Health Facilities
  Authority Revenue, Lake
  Forest Hospital
  Series A
  5.75%, due 7/1/29                   2,000,000       2,040,960
Illinois State Sales Tax
  Revenue Second Series,
  Insured: FGIC
  5.50%, due 6/15/17 (e)              4,000,000       4,497,720
V  Illinois State Toll
  Highway Authority
  Series A-1, Insured: FSA
  5.00%, due 1/1/26 (d)               7,000,000       7,748,020
Kane McHenry Cook & De Kalb
  Counties Illinois Unit
  School District No. 300
  Insured: XLCA
  5.00%, due 12/1/20 (f)              3,500,000       3,609,935
                                                  -------------
                                                     28,855,167
                                                  -------------

LOUISIANA (2.0%)
State of Louisiana Offshore
  Terminal Authority
  Deepwater Port Revenue
  Series C
  5.25%, due 9/1/16                   3,970,000       4,188,549
                                                  -------------




 +  Percentages indicated are based on Fund net assets.
 Among the Fund's 10 largest holdings, as of April 30, 2008, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              11

                                      PRINCIPAL
                                         AMOUNT           VALUE
LONG-TERM MUNICIPAL BONDS (CONTINUED)
MARYLAND (3.2%)
V  Maryland Health & Higher
  Educational Facilities
  Authority Revenue
  5.00%, due 7/1/14                 $ 1,845,000   $   1,954,722
  5.00%, due 7/1/16                   1,345,000       1,416,312
  5.00%, due 7/1/17                   1,180,000       1,234,233
  5.00%, due 7/1/18                   2,260,000       2,339,710
                                                  -------------
                                                      6,944,977
                                                  -------------

MASSACHUSETTS (0.6%)
Massachusetts Bay
  Transportation Authority
  Revenue Assessment
  Series A
  5.75%, due 7/1/18 (g)                 210,000         222,737
Massachusetts State Health &
  Educational Facilities
  Authority Revenue,
  Partners Healthcare System
  Series G-5
  5.00%, due 7/1/27                   1,000,000       1,025,070
                                                  -------------
                                                      1,247,807
                                                  -------------

MICHIGAN (0.1%)
Michigan Tobacco Settlement
  Finance Authority
  6.00%, due 6/1/34                     250,000         235,273
                                                  -------------

NEBRASKA (0.0%)++
Nebraska Investment Finance
  Authority, Single Family
  Housing Revenue
  Series C
  6.30%, due 9/1/28 (a)                  15,000          15,199
                                                  -------------


NEVADA (1.9%)
Clark County Nevada
  Passenger Facility Charge
  Revenue, Las Vegas-
  McCarran International
  Airport
  Series A-2, Insured: AMBAC
  5.00%, due 7/1/26 (b)               4,000,000       4,037,840
                                                  -------------


NEW JERSEY (2.0%)
New Jersey State Trust Fund
  Transportation Authority
  System
  Series C, Insured: FSA
  5.50%, due 12/15/17 (d)             3,810,000       4,345,038
                                                  -------------


NEW MEXICO (1.3%)
New Mexico Finance Authority
  State Transportation
  Revenue
  Series A, Insured: MBIA
  5.00%, due 6/15/22 (c)              2,750,000       2,860,055
                                                  -------------


NEW YORK (9.1%)
V  Metropolitan
  Transportation Authority
  of New York Revenue
  5.00%, due 11/15/30                 5,000,000       5,313,300
  Series B, Insured: MBIA
  5.00%, due 11/15/25 (c)             2,000,000       2,086,080
New York City Industrial
  Development Agency Revenue
  Queens Baseball Stadium
  Insured: AMBAC
  5.00%, due 1/1/20 (b)                 250,000         261,065
New York City Industrial
  Development Agency Revenue
  Yankee Stadium Insured:
  FGIC
  5.00%, due 3/1/31 (e)               1,000,000         987,860
New York State Dormitory
  Authority Lease Revenue
  Court Facilities City of
  New York
  7.375%, due 5/15/10                 2,575,000       2,706,505
  7.50%, due 5/15/11                  1,740,000       1,866,916
New York State Dormitory
  Authority Revenue
  Series A, Insured: MBIA
  6.00%, due 7/1/19 (c)               3,700,000       4,372,105
  Series B
  7.50%, due 5/15/11 (g)              1,645,000       1,810,635
New York State Environmental
  Facilities Corp. Pollution
  Control Revenue, State
  Water Revolving Fund
  Series A
  7.50%, due 6/15/12                    135,000         141,542
                                                  -------------
                                                     19,546,008
                                                  -------------

NORTH CAROLINA (5.8%)
North Carolina Eastern
  Municipal Power Agency
  Systems Revenue
  Series A
  5.50%, due 1/1/12                   2,000,000       2,113,920
  Series D
  6.75%, due 1/1/26                   2,000,000       2,097,580
North Carolina Housing
  Finance Agency Home
  Ownership
  Series 13-A
  4.25%, due 1/1/28 (a)                 860,000         862,030



12    MainStay Tax Free Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                      PRINCIPAL
                                         AMOUNT           VALUE
LONG-TERM MUNICIPAL BONDS (CONTINUED)
NORTH CAROLINA (CONTINUED)
V  North Carolina Municipal
  Power Agency N1, Catawba
  Electric Revenue
  Series B
  6.50%, due 1/1/20                 $ 7,000,000   $   7,370,510
                                                  -------------
                                                     12,444,040
                                                  -------------

OHIO (10.2%)
V  Buckeye, Ohio, Tobacco
  Settlement Financing
  Authority
  5.75%, due 6/1/34                   9,750,000       8,813,903
Lorain County Ohio Hospital
  Revenue, Catholic
  Healthcare
  5.375%, due 10/1/30                 2,300,000       2,332,821
V  Ohio State
  Series A
  5.375%, due 8/1/19                  5,000,000       5,304,150
  5.375%, due 8/1/20                  5,000,000       5,304,150
                                                  -------------
                                                     21,755,024
                                                  -------------

PUERTO RICO (5.2%)
Puerto Rico Commonwealth
  Infrastructure Financing
  Special Authority
  Series A
  5.50%, due 10/1/17                  1,500,000       1,592,730
V  Puerto Rico Public
  Buildings Authority
  Revenue Guaranteed
  Government Facilities
  Series I
  5.00%, due 7/1/36                  10,000,000       9,423,600
                                                  -------------
                                                     11,016,330
                                                  -------------

SOUTH CAROLINA (2.2%)
South Carolina Jobs-Economic
  Development Authority/
  Economic Development
  Revenue, Bon Secours-St.
  Francis Medical Center
  Series A
  5.625%, due 11/15/30                  935,000       1,039,524
  Series B
  5.625%, due 11/15/30                3,565,000       3,616,158
                                                  -------------
                                                      4,655,682
                                                  -------------

TENNESSEE (2.3%)
Tennessee Energy Acquisition
  Corp., Gas Revenue
  Series A
  5.25%, due 9/1/24                   5,000,000       4,866,000
                                                  -------------


TEXAS (9.8%)
Dallas Fort Worth Texas
  International Airport
  Facilities Improvement
  Revenue
  Series A, Insured: FGIC
  6.00%, due 11/1/28 (a)(e)           4,000,000       4,030,200
Dallas, Texas Area Rapid
  Transit Sales Tax Revenue
  Insured: AMBAC
  5.00%, due 12/1/16 (b)              1,500,000       1,640,550
El Paso, Texas Insured: FGIC
  5.00%, due 8/15/19 (e)              3,815,000       4,089,451
Jefferson County Texas
  Health Facility
  Development Corp., Texas
  Baptist Hospitals Insured:
  AMBAC
  5.20%, due 8/15/21 (b)              1,080,000       1,118,794
San Antonio, Texas Electric
  & Gas
  Series 2000
  5.00%, due 2/1/17 (Escrow
  shares)                             5,040,000       5,408,021
Texas State College Student
  Loan
  5.50%, due 8/1/10 (a)               1,760,000       1,845,096
Texas State Transportation
  Commission
  5.00%, due 4/1/16                   2,500,000       2,747,375
                                                  -------------
                                                     20,879,487
                                                  -------------

WASHINGTON (3.2%)
Seattle, Washington
  Municipal Light & Power
  Revenue
  6.00%, due 10/1/15 (g)              6,500,000       6,903,845
                                                  -------------


WEST VIRGINIA (0.8%)
Kanawha Mercer Nicholas
  Counties West Virginia
  Single Family Mortgage
  Revenue
  (zero coupon), due 2/1/15
  (g)                                 2,230,000       1,610,528
                                                  -------------
Total Long-Term Municipal
  Bonds
  (Cost $205,301,841)                               207,986,665
                                                  -------------


                                      NUMBER OF
                                      CONTRACTS
PURCHASED PUT OPTION (0.1%)
---------------------------------------------------------------

UNITED STATES (0.1%)
United States Treasury Note
  Future
  June 2008 (10 Year)
  Strike Price $116.00
  Expire 5/23/08                            200         190,625
                                                  -------------
Total Purchased Put Opiton
  (Premium $154,375)                                    190,625
                                                  -------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              13

                                      PRINCIPAL
                                         AMOUNT           VALUE
SHORT-TERM INVESTMENTS (1.1%)
---------------------------------------------------------------

NEW YORK (1.1%)
New York City Transitional
  Finance Authority
  Series C4
  3.59%, due 8/1/31 (h)             $   450,000   $     450,000
New York City, New York
  Series A-7, Insured: AMBAC
  3.55%, due 11/1/24 (h)(b)           1,900,000       1,900,000
                                                  -------------
Total Short-Term Investments
  (Cost $2,350,000)                                   2,350,000
                                                  -------------
Total Investments
  (Cost $207,806,216) (i)                  98.5%    210,527,290
Cash and Other Assets,
  Less Liabilities                          1.5       3,297,019
                                          -----    ------------
Net Assets                                100.0%  $ 213,824,309
                                          =====    ============






++   Less than one-tenth of a percent.
(a)  Interest on these securities is subject
     to alternative minimum tax.
(b)  AMBAC--Ambac Assurance Corp.
(c)  MBIA--MBIA Insurance Corp.
(d)  FSA--Financial Security Assurance, Inc.
(e)  FGIC--Financial Guaranty Insurance Co.
(f)  XLCA--XL Capital Assurance, Inc.
(g)  Pre-refunding Security--issuer has or
     will issue new bonds and use the proceeds
     to purchase Treasury securities that
     mature at or near the same date as the
     original issue's call date.
(h)  Variable rate securities that may be
     tendered back to the issuer at any time
     prior to maturity at par.  Rate shown is
     the rate in effect at April 30, 2008.
(i)  At April 30, 2008, cost is $207,806,216
     for federal income tax purposes and net
     unrealized appreciation is as follows:



  Gross unrealized appreciation     $   5,881,937
  Gross unrealized depreciation        (3,160,863)
                                    -------------
  Net unrealized appreciation       $   2,721,074
                                    -------------
                                     ============





14    MainStay Tax Free Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2008 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $207,806,216)     $210,527,290
Cash                                       38,045
Receivables:
  Interest                              3,253,111
  Fund shares sold                        595,360
Other assets                               33,785
                                     ------------
     Total assets                     214,447,591
                                     ------------
LIABILITIES:
Payables:
  Fund shares redeemed                    153,710
  Manager (See Note 3)                     80,499
  NYLIFE Distributors (See Note 3)         51,452
  Transfer agent (See Note 3)              38,882
  Shareholder communication                32,353
  Professional fees                        29,376
  Custodian                                14,142
  Trustees                                  1,435
Accrued expenses                            1,215
Dividend payable                          220,218
                                     ------------
     Total liabilities                    623,282
                                     ------------
Net assets                           $213,824,309
                                     ============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.01
  per share) unlimited number of
  shares authorized                  $    230,804
Additional paid-in capital            237,638,600
                                     ------------
                                      237,869,404
Accumulated distributions in excess
  of net investment income               (224,653)
Accumulated net realized loss on
  investments, futures transactions
  and written option transactions     (26,541,516)
Net unrealized appreciation on
  investments                           2,721,074
                                     ------------
Net assets                           $213,824,309
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 25,510,631
                                     ============
Shares of beneficial interest
  outstanding                           2,744,148
                                     ============
Net asset value per share
  outstanding                        $       9.30
Maximum sales charge (4.50% of
  offering price)                            0.44
                                     ------------
Maximum offering price per share
  outstanding                        $       9.74
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $151,861,871
                                     ============
Shares of beneficial interest
  outstanding                          16,399,606
                                     ============
Net asset value per share
  outstanding                        $       9.26
Maximum sales charge (4.50% of
  offering price)                            0.44
                                     ------------
Maximum offering price per share
  outstanding                        $       9.70
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 28,544,471
                                     ============
Shares of beneficial interest
  outstanding                           3,082,813
                                     ============
Net asset value and offering price
  per share outstanding              $       9.26
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $  7,907,336
                                     ============
Shares of beneficial interest
  outstanding                             853,838
                                     ============
Net asset value and offering price
  per share outstanding              $       9.26
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              15

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                            $ 5,248,431
                                      -----------
EXPENSES:
  Manager (See Note 3)                    656,766
  Distribution/Service--Investor
     Class (See Note 3)                     5,272
  Distribution/Service--Class A (See
     Note 3)                              222,091
  Service--Class B (See Note 3)            37,650
  Service--Class C (See Note 3)             8,640
  Transfer agent--Investor Class
     (See Note 3)                           4,913
  Transfer agent--Class A (See Note
     3)                                    84,654
  Transfer agent--Classes B and C
     (See Note 3)                          22,553
  Distribution--Class B (See Note 3)       37,650
  Distribution--Class C (See Note 3)        8,640
  Professional fees                        29,395
  Shareholder communication                25,908
  Recordkeeping                            24,207
  Registration                             21,812
  Custodian                                10,966
  Trustees                                  3,561
  Miscellaneous                             6,134
                                      -----------
     Total expenses before
       waiver/reimbursement             1,210,812
  Expense waiver/reimbursement from
     Manager (See Note 3)                (187,452)
                                      -----------
     Net expenses                       1,023,360
                                      -----------
Net investment income                   4,225,071
                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND WRITTEN OPTION TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions                (1,125,972)
  Futures transactions                 (1,601,729)
  Written option transactions             150,779
                                      -----------
Net realized loss on investments,
  futures transactions and written
  option transactions                  (2,576,922)
                                      -----------
Net change in unrealized
  appreciation
  (depreciation) on:
  Security transactions                (2,534,577)
  Futures contracts                        83,981
                                      -----------
Net change in unrealized
  appreciation on investments and
  futures contracts                    (2,450,596)
                                      -----------
Net realized and unrealized loss on
  investments, futures transactions
  and written option transactions      (5,027,518)
                                      -----------
Net decrease in net assets resulting
  from operations                     $  (802,447)
                                      ===========






16    MainStay Tax Free Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2007


                                                          2008                   2007
DECREASE IN NET ASSETS:
Operations:
 Net investment income                        $  4,225,071           $  9,282,521
 Net realized gain (loss) on
  investments, futures transactions and
  written option transactions                   (2,576,922)             1,047,732
 Net change in unrealized appreciation
  on investments and futures contracts          (2,450,596)            (7,721,404)
                                          -------------------------------------------
 Net increase (decrease) in net assets
  resulting from operations                       (802,447)             2,608,849
                                          -------------------------------------------

Dividends to shareholders:
 From net investment income:
    Investor Class                                 (81,459)                    --
    Class A                                     (3,587,115)            (7,661,668)
    Class B                                       (566,116)            (1,423,809)
    Class C                                       (134,095)              (236,790)
                                          -------------------------------------------
 Total dividends to shareholders                (4,368,785)            (9,322,267)
                                          -------------------------------------------

Capital share transactions:
 Net proceeds from sale of shares                8,165,411             11,195,604
 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends                                      2,990,277              6,365,375
 Cost of shares redeemed                       (20,043,615)           (35,035,087)
                                          -------------------------------------------
    Decrease in net assets derived from
     capital share transactions                 (8,887,927)           (17,474,108)
                                          -------------------------------------------
    Net decrease in net assets                 (14,059,159)           (24,187,526)

NET ASSETS:
Beginning of period                            227,883,468            252,070,994
                                          -------------------------------------------
End of period                                 $213,824,309           $227,883,468
                                          ===========================================
Accumulated distributions in excess of
 net investment income at end of period       $   (224,653)          $    (80,939)
                                          ===========================================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                       INVESTOR CLASS
                       --------------                                          CLASS A
                        FEBRUARY 28,     -----------------------------------------------------------------------------------
                           2008**        SIX MONTHS
                           THROUGH          ENDED
                          APRIL 30,       APRIL 30,                            YEAR ENDED OCTOBER 31,

                       -----------------------------------------------------------------------------------------------------
                           2008***         2008***       2007              2006                           2005         2004
Net asset value at
  beginning of period      $  9.07        $   9.48     $   9.75          $   9.62                        $  9.84     $  9.75
                           -------        --------     --------          --------                        -------     -------
Net investment income         0.07 (a)        0.18 (a)     0.38              0.38 (a)                       0.38        0.38
Net realized and
  unrealized gain
  (loss) on
  investments                 0.22           (0.21)       (0.27)             0.13 (e)                      (0.21)       0.07
                           -------        --------     --------          --------                        -------     -------
Total from investment
  operations                  0.29           (0.03)        0.11              0.51                           0.17        0.45
                           -------        --------     --------          --------                        -------     -------
Less dividends:
  From net investment
     income                  (0.06)          (0.19)       (0.38)            (0.38)                         (0.39)      (0.36)
                           -------        --------     --------          --------                        -------     -------
Net asset value at
  end of period            $  9.30        $   9.26     $   9.48          $   9.75                        $  9.62     $  9.84
                           =======        ========     ========          ========                        =======     =======
Total investment
  return (b)                  3.20%(c)       (0.32%)(c)    1.12%             5.43%(d)(e)                    1.77%       4.71%
Ratios (to average
  net
  assets)/Supplemen-
  tal Data:
  Net investment
     income                   4.19%+          3.90%+       3.88%             3.93%                          3.92%       3.88%
  Net expenses                0.99%+          0.89%+       0.89%             0.89%                          0.89%       1.02%
  Expenses (before
     waiver/reim-
     bursement)               1.19%+          1.06%+       1.06%             1.09%(d)                       1.06%       1.06%
Portfolio turnover
  rate                          38%             38%          59%               55%                            26%         18%
Net assets at end of
  period (in 000's)        $25,511        $151,862     $189,210          $200,593                        $38,508     $37,936
                                 CLASS A
                       ---------------------------
                        JANUARY 1,
                          2003*           YEAR
                         THROUGH          ENDED
                       OCTOBER 31,    DECEMBER 31,

                       ---------------------------
                           2003           2002
Net asset value at
  beginning of period    $ 10.02         $  9.62
                         -------         -------
Net investment income       0.30            0.41
Net realized and
  unrealized gain
  (loss) on
  investments              (0.25)           0.40
                         -------         -------
Total from investment
  operations                0.05            0.81
                         -------         -------
Less dividends:
  From net investment
     income                (0.32)          (0.41)
                         -------         -------
Net asset value at
  end of period          $  9.75         $ 10.02
                         =======         =======
Total investment
  return (b)                0.54%(c)        8.61%
Ratios (to average
  net
  assets)/Supplemen-
  tal Data:
  Net investment
     income                 3.64%+          4.19%
  Net expenses              1.04%+          1.03%
  Expenses (before
     waiver/reim-
     bursement)               --              --
Portfolio turnover
  rate                        34%             39%
Net assets at end of
  period (in 000's)      $42,712         $46,131




                                                                   CLASS C
                       -----------------------------------------------------------------------------------------------
                                                                                            JANUARY 1,
                       SIX MONTHS                                                             2003*           YEAR
                          ENDED                                                               THOUGH          ENDED
                        APRIL 30,                  YEAR ENDED OCTOBER 31,                  OCTOBER 31,    DECEMBER 31,

                       -----------------------------------------------------------------------------------------------
                        2008 ***      2007             2006             2005      2004         2003           2002
Net asset value at
  beginning of period    $ 9.48      $ 9.75           $ 9.62           $ 9.85    $ 9.75       $10.02         $ 9.62
                         ------      ------           ------           ------    ------       ------         ------
Net investment income      0.17 (a)    0.35             0.36 (a)         0.36      0.36         0.28           0.39
Net realized and
  unrealized gain
  (loss) on
  investments             (0.21)      (0.27)            0.13 (e)        (0.22)     0.08        (0.25)          0.40
                         ------      ------           ------           ------    ------       ------         ------
Total from investment
  operations              (0.04)       0.08             0.49             0.14      0.44         0.03           0.79
                         ------      ------           ------           ------    ------       ------         ------
Less dividends:
  From net investment
     income               (0.18)      (0.35)           (0.36)           (0.37)    (0.34)       (0.30)         (0.39)
                         ------      ------           ------           ------    ------       ------         ------
Net asset value at
  end of period          $ 9.26      $ 9.48           $ 9.75           $ 9.62    $ 9.85       $ 9.75         $10.02
                         ======      ======           ======           ======    ======       ======         ======
Total investment
  return (b)              (0.45%)(c)   0.86%            5.16%(d)(e)      1.41%     4.55%        0.32%(c)       8.34%
Ratios (to average
  net
  assets)/Supplemen-
  tal Data:
  Net investment
     income                3.63%+      3.63%            3.68%            3.67%     3.63%        3.39%+         3.94%
  Net expenses             1.16%+      1.14%            1.14%            1.14%     1.27%        1.29%+         1.28%
  Expenses (before
     waiver/reim-
     bursement)            1.34%+      1.31%            1.34%(d)         1.31%     1.31%          --             --
Portfolio turnover
  rate                       38%         59%              55%              26%       18%          34%            39%
Net assets at end of
  period (in 000's)      $7,907      $6,752           $5,949           $6,231    $5,992       $5,840         $7,555




*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
***  Unaudited.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestments of dividends and distributions.
(c)  Total return is not annualized.
(d)  Includes nonrecurring reimbursement from Manager for professional fees. The effect on total return was less than one-hundredth of a percent.
(e)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was less than
     0.01% per share on net realized gains on investments and the effect on total investment return was less than 0.01%.





18    MainStay Tax Free Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                              CLASS B
      ---------------------------------------------------------------------------------------
                                                                   JANUARY 1,
      SIX MONTHS                                                     2003*           YEAR
         ENDED                                                      THROUGH          ENDED
       APRIL 30,              YEAR ENDED OCTOBER 31,              OCTOBER 31,    DECEMBER 31,

      ---------------------------------------------------------------------------------------
       2008 ***       2007       2006       2005        2004          2003           2002
        $  9.48     $  9.75    $  9.62    $   9.85    $   9.75      $  10.02       $   9.62
        -------     -------    -------    --------    --------      --------       --------
           0.17 (a)    0.34       0.36 (a)    0.36        0.36          0.28           0.39

          (0.21)      (0.26)      0.13 (e)   (0.22)       0.08         (0.25)          0.40
        -------     -------    -------    --------    --------      --------       --------
          (0.04)       0.08       0.49        0.14        0.44          0.03           0.79
        -------     -------    -------    --------    --------      --------       --------

          (0.18)      (0.35)     (0.36)      (0.37)      (0.34)        (0.30)         (0.39)
        -------     -------    -------    --------    --------      --------       --------
        $  9.26     $  9.48    $  9.75    $   9.62    $   9.85      $   9.75       $  10.02
        =======     =======    =======    ========    ========      ========       ========
          (0.45%)(c)   0.86%      5.16%(d)(e) 1.41%       4.55%         0.32%(c)       8.34%

           3.63%+      3.63%      3.68%       3.67%       3.63%         3.39%+         3.94%
           1.16%+      1.14%      1.14%       1.14%       1.27%         1.29%+         1.28%
           1.34%+      1.31%      1.34%(d)    1.31%       1.31%           --             --
             38%         59%        55%         26%         18%           34%            39%
        $28,544     $31,921    $45,529    $228,206    $261,626      $297,458       $323,349




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and comprises twenty-one funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Tax Free Bond Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Class A shares commenced on January 3, 1995. Class B shares commenced on May 1, 1986. Class C shares commenced on September 1, 1998. Investor Class shares commenced on February 28, 2008. Investor Class and Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to provide a high level of current income free from regular federal income tax, consistent with the preservation of capital.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager, (as defined in Note 3), in consultation with a Fund's Subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with a Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor (if applicable), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2008, the Fund did not hold securities that were valued in such a manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the


20    MainStay Tax Free Bond Fund

Fund's 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3, determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors including, but not limited to, ongoing analyses of tax laws and regulations, and interpretations, thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, the Fund foregoes the opportunity for capital appreciation above the exercise price should the price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written. When writing a covered call option, the Fund, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as the obligation as the writer continues, has retained the risk of loss should the price of the underlying security decline. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option. (See Note 5.)


                                                   mainstayinvestments.com    21

(H) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund invests in U.S. Treasury futures contracts to gain full exposure to changes in bond market prices to fulfill its investment objective. The Fund may enter into contracts for the future delivery of debt securities in order to attempt to protect against the effect of adverse changes in interest rates, to lengthen or shorten the average maturity or duration of the Fund's portfolio or to try to enhance the Fund's returns.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

(I) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

The Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.60% on assets up to $1.0 billion and 0.55% on assets in excess of $1.0 billion. NYLIM has contractually agreed to waive its management fee to 0.45% on assets up to $1.0 billion and to 0.40% on assets in excess of $1.0 billion. This waiver may not be recouped by NYLIM.

Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 0.99%; Class A, 0.89%; Class B, 1.24%; and Class C, 1.24%. These expense limitations may be modified or terminated only with the approval of the Board of Trustees. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the six months ended April 30, 2008, NYLIM earned fees from the Fund in the amount of $656,766 and waived its fees in the amount of $187,452 of which $23,261 is recoupable.



22    MainStay Tax Free Bond Fund

As of April 30, 2008, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

               OCTOBER 31,
 2008*       2009       2010       2011       TOTAL
$30,280    $91,353    $42,343    $23,261    $187,237
----------------------------------------------------



* The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

Between August 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses did not exceed the following amounts of average daily net assets for each class: Class A, 0.89%; Class B, 1.14%; and Class C, 1.14%. Prior to August 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.

State Street Bank and Trust Company ("SSBT"), 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, SSBT is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted a distribution plan (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the Fund, for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares was $466 and $8,709, respectively, for the six months ended April 30, 2008. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class B and Class C shares of $12,092 and $808, respectively, for the six months ended April 30, 2008.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the six months ended April 30, 2008, amounted to $112,120.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(F) CAPITAL. At April 30, 2008, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Investor Class                     $25,717    0.1%
-------------------------------------------------
Class A                             52,676    0.0*
-------------------------------------------------
Class C                                107    0.0*
-------------------------------------------------



* Less than one-tenth of a percent.

(G) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the six months ended April 30, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $3,580.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services

                                                   mainstayinvestments.com    23
provided to the Fund by the Manager amounted to $24,207 for the six months ended April 30, 2008.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2007, for federal income tax purposes, capital loss carryforwards of $24,048,576 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2008              $15,453
       2011                8,117
       2012                  479



                         $24,049
------------------------------------


The tax character of distributions paid during the year ended October 31, 2007 shown in the Statement of Changes in Net Assets, was as follows:

                                           2007
Distributions paid from:
  Ordinary Income                    $    2,988
  Exempt Interest Dividends           9,319,279
-----------------------------------------------
                                     $9,322,267
-----------------------------------------------



NOTE 5--WRITTEN OPTIONS:

During the six months ended April 30, 2008, the Fund had the following transactions in written options:

                               NUMBER OF
                               CONTRACTS     PREMIUM
Options Outstanding at
  October 31, 2007                    --   $      --
----------------------------------------------------
Options--Written                     200     150,778
----------------------------------------------------
Options--Expired                      --          --
----------------------------------------------------
Options--Closed                     (200)   (150,778)
----------------------------------------------------
Options Outstanding at April
  30, 2008                            --   $      --


NOTE 6--CUSTODIAN:

SSBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds pay a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which serves as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six months ended April 30, 2008.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During six months ended April 30, 2008, purchases and sales of securities, other than short-term securities, were $81,837 and $92,901 respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                   SHARES        AMOUNT
Period ended April 30, 2008*:
Shares sold                       10,338   $    96,011
Shares issued to shareholders
  in reinvestment of
  dividends                        7,279        67,689
Shares redeemed                  (51,651)     (480,999)
                               -----------------------
Net decrease in shares
  outstanding before
  conversion                     (34,034)     (317,299)
Shares converted from Class A
  (See Note 1)                 2,774,928    25,529,334
Shares converted from Class B
  (See Note 1)                     3,254        30,134
                               -----------------------
Net increase                   2,744,148   $25,242,169
                               =======================



* Investor Class shares were first offered on February 28, 2008.

 CLASS A                          SHARES         AMOUNT
Six months ended April 30,
  2008:
Shares sold                      469,120   $  4,385,205
Shares issued to
  shareholders in
  reinvestment of dividends      263,621      2,448,297
Shares redeemed               (1,613,323)   (15,117,407)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (880,582)    (8,283,905)
Shares reacquired upon
  conversion into Investor
  Class (See Note 1)          (2,784,006)   (25,529,334)
Shares converted from Class
  B
  (See Note 1)                   108,470      1,010,147
                              -------------------------
Net decrease                  (3,556,118)  $(32,803,092)
                              =========================
Year ended October 31, 2007:
Shares sold                      731,402   $  7,060,982
Shares issued to
  shareholders in
  reinvestment of dividends      545,543      5,252,907
Shares redeemed               (2,842,176)   (27,358,899)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                  (1,565,231)   (15,045,010)
Shares converted from Class
  B
  (See Note 1)                   948,014      9,135,539
                              -------------------------
Net decrease                    (617,217)  $ (5,909,471)
                              =========================






24    MainStay Tax Free Bond Fund

 CLASS B                          SHARES         AMOUNT
Six months ended April 30,
  2008:
Shares sold                       95,010   $    893,750
Shares issued to
  shareholders in
  reinvestment of dividends       42,776        397,122
Shares redeemed                 (310,510)    (2,916,910)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (172,724)    (1,626,038)
Shares reacquired upon
  conversion into Class A
  (See Note 1)                  (108,521)    (1,010,147)
Shares reacquired upon
  conversion into Investor
  Class (See Note 1)              (3,268)       (30,134)
                              -------------------------
Net decrease                    (284,513)  $ (2,666,319)
                              =========================
Year ended October 31, 2007:
Shares sold                      146,453   $  1,409,180
Shares issued to
  shareholders in
  reinvestment of dividends       99,601        959,972
Shares redeemed                 (601,085)    (5,787,220)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (355,031)    (3,418,068)
Shares reacquired upon
  conversion into Class A
  (See Note 1)                  (948,014)    (9,135,539)
                              -------------------------
Net decrease                  (1,303,045)  $(12,553,607)
                              =========================




 CLASS C                          SHARES        AMOUNT
Six months ended April 30,
  2008:
Shares sold                      296,759   $ 2,790,445
Shares issued to shareholders
  in reinvestment of dividends     8,313        77,169
Shares redeemed                 (163,389)   (1,528,299)
                                ----------------------
Net increase                     141,683   $ 1,339,315
                                ======================
Year ended October 31, 2007:
Shares sold                      282,533   $ 2,725,442
Shares issued to shareholders
  in reinvestment of dividends    15,843       152,496
Shares redeemed                 (196,353)   (1,888,968)
                                ----------------------
Net increase                     102,023   $   988,970
                                ======================



NOTE 10--OTHER MATTERS:

In 2004 the Securities and Exchange Commission ("SEC") raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to that fund's shareholders. Discussions are in progress with the SEC staff concerning a resolution of this matter.

NOTE 11--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2008, the Fund does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.

NOTE 12--RECENT DEVELOPMENTS:

On May 21, 2007, the United States Supreme Court agreed to hear an appeal in Department of Revenue of Kentucky v. Davis, a case concerning the validity of statutes that create a state tax exemption for interest from municipal securities. The Kentucky Court of Appeals had held that Kentucky's statute, which provided an exemption for interest earned on municipal securities of Kentucky issuers while taxing interest earned on municipal securities of issuers in other states, violated the Interstate Commerce Clause of the United States Constitution. On May 19, 2008, the Supreme Court overturned the ruling made by the Kentucky Court of Appeals. The Supreme Court ruling upheld the longstanding state-tax exemptions that exist for municipal bonds.


                                                   mainstayinvestments.com    25

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or (ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).





26    MainStay Tax Free Bond Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY LARGE CAP OPPORTUNITY FUND(2)
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP OPPORTUNITY FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND(2)
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

                       This page intentionally left blank

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-AO13001         (RECYCLE LOGO)            MS156-08            MST10-06/08
                                                                          13

 (MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 LARGE CAP GROWTH FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2008

MESSAGE FROM

THE PRESIDENT
Stock and bond investors alike faced a series of challenges during the six months ended April 30, 2008. Lower real estate prices, slowing construction activity and weak consumer spending all took a toll on the U.S. economy. Growth in real gross national product declined dramatically in the fourth quarter of 2007 and, according to preliminary estimates, recovered only slightly in the first quarter of 2008.

Many financial institutions faced substantial write-downs on subprime mortgages and other lower-quality loans. As banks began to tighten their lending requirements, homeowners and businesses found it more difficult to raise needed capital. Recognizing the need for additional liquidity, the Federal Open Market Committee lowered the federal funds target rate and announced various programs to provide additional liquidity for financial institutions.

As the subprime mortgage crisis escalated, bond investors moved away from higher-risk debt securities toward the relative safety of U.S. Treasury issues. Caution also gripped the equity market as many investors shifted assets into sectors that tend to remain stable in periods of economic weakness.

Bonds generally fared much better than stocks during the six months ended April 30, 2008. All major U.S. stock market indexes declined over the same period, but small-capitalization stocks suffered the most. Among mid-cap and large-cap stocks, growth-oriented issues outperformed value-oriented ones. The market, which steadily declined until early March, closed the period with a modest upturn.

What is the best way to weather difficult markets? At MainStay, we believe that the consistent application of time-tested investment principles makes sense for investors with a long-term time horizon. All of our portfolio managers are aware of the forces that affected the markets during the six-month reporting period. Some may have significantly altered Fund positions to accommodate shifting market dynamics. Others may have simply stayed the course, with only minor portfolio adjustments. By paying close attention to the investment objectives and strategies of the respective Funds they manage, our portfolio managers seek to optimize performance over the long term.

The report that follows provides further details about the market forces and management decisions that affected your investment in MainStay Funds from November 1, 2007, through April 30, 2008. We hope that as you review these short-term results, you will maintain the long-term perspective that sound investing calls for in a shifting economic and market environment.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President




                        Not part of the Semiannual Report

 (MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 LARGE CAP GROWTH FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2008

TABLE OF CONTENTS



SEMIANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                   10
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   12
---------------------------------------------

FINANCIAL STATEMENTS                       14
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              22
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        28
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       28

INVESTMENT AND PERFORMANCE COMPARISON*


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(1)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS    YEARS
------------------------------------------------------------
With sales charges         -12.30%    4.42%   11.76%    3.39%
Excluding sales charges     -7.19    10.50    13.03     3.98




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                            MAINSTAY LARGE
                              CAP GROWTH      RUSSELL 1000     S&P 500
                                 FUND         GROWTH INDEX      INDEX
                            --------------    ------------     -------
4/30/98                         9450.00         10000.00      10000.00
                               10225.00         12653.00      12182.00
                               12857.00         16142.00      13416.00
                               10544.00         10936.00      11676.00
                                8872.00          8737.00      10201.00
                                7567.00          7483.00       8844.00
                                9320.00          9103.00      10867.00
                                9647.00          9140.00      11556.00
                               11713.00         10528.00      13337.00
                               12631.00         11817.00      15370.00
4/30/08                        13957.00         11789.00      14651.00






CLASS A SHARES(2)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS    YEARS
------------------------------------------------------------
With sales charges         -12.42%    4.27%   11.72%    3.38%
Excluding sales charges     -7.33    10.34    12.99     3.96




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                         MAINSTAY LARGE
                           CAP GROWTH      RUSSELL 1000     S&P 500
                              FUND         GROWTH INDEX      INDEX
                         --------------    ------------     -------
4/30/98                     23625.00         25000.00      25000.00
                            25563.00         31631.00      30456.00
                            32142.00         40354.00      33540.00
                            26360.00         27339.00      29189.00
                            22180.00         21844.00      25504.00
                            18916.00         18708.00      22110.00
                            23301.00         22758.00      27168.00
                            24117.00         22850.00      28890.00
                            29282.00         26319.00      33344.00
                            31578.00         29543.00      38424.00
4/30/08                     34842.00         29474.00      36627.00






CLASS B SHARES(3)--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE     FIVE     TEN
TOTAL RETURNS              MONTHS    YEAR    YEARS    YEARS
-----------------------------------------------------------
With sales charges         -12.35%   4.51%   11.92%    3.19%
Excluding sales charges     -7.73    9.51    12.17     3.19




                                                            (With sales charges)
(PERFORMANCE GRAPH)

              MAINSTAY LARGE
                CAP GROWTH      RUSSELL 1000     S&P 500
                   FUND         GROWTH INDEX      INDEX
              --------------    ------------     -------
4/30/98          10000.00         10000.00      10000.00
                 10739.00         12653.00      12182.00
                 13402.00         16142.00      13416.00
                 10909.00         10936.00      11676.00
                  9110.00          8737.00      10201.00
                  7712.00          7483.00       8844.00
                  9429.00          9103.00      10867.00
                  9692.00          9140.00      11556.00
                 11685.00         10528.00      13337.00
                 12505.00         11817.00      15370.00
4/30/08          13694.00         11789.00      14651.00





* Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00%, if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors and individual investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of .25%. Class R1 and Class R2 shares are only available through corporate-sponsored retirement programs, which include certain minimum program requirements. Class R3 shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of .50% and are available in certain individual retirement accounts or in certain retirement plans. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been

THE DISCLOSURE AND FOOTNOTES ON THE FOLLOWING TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES(3)--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE     FIVE     TEN
TOTAL RETURNS              MONTHS    YEAR    YEARS    YEARS
-----------------------------------------------------------
With sales charges          -8.53%   8.51%   12.17%    3.19%
Excluding sales charges     -7.61    9.51    12.17     3.19




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                            MAINSTAY LARGE
                              CAP GROWTH      RUSSELL 1000     S&P 500
                                 FUND         GROWTH INDEX      INDEX
                            --------------    ------------     -------
4/30/98                        10000.00         10000.00      10000.00
                               10739.00         12653.00      12182.00
                               13402.00         16142.00      13416.00
                               10909.00         10936.00      11676.00
                                9110.00          8737.00      10201.00
                                7712.00          7483.00       8844.00
                                9429.00          9103.00      10867.00
                                9692.00          9140.00      11556.00
                               11665.00         10528.00      13337.00
                               12505.00         11817.00      15370.00
4/30/08                        13694.00         11789.00      14651.00






CLASS I SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX      ONE      FIVE     TEN
TOTAL RETURNS     MONTHS     YEAR    YEARS    YEARS
---------------------------------------------------
                   -7.08%   10.83%   13.53%    4.34%




(PERFORMANCE GRAPH)

                     MAINSTAY LARGE
                       CAP GROWTH      RUSSELL 1000     S&P 500
                          FUND         GROWTH INDEX      INDEX
                     --------------    ------------     -------
4/30/98                 10000.00         10000.00      10000.00
                        10847.00         12653.00      12182.00
                        13673.00         16142.00      13416.00
                        11242.00         10936.00      11676.00
                         9483.00          8737.00      10201.00
                         8108.00          7483.00       8844.00
                        10012.00          9103.00      10867.00
                        10387.00          9140.00      11556.00
                        12699.00         10528.00      13337.00
                        13797.00         11817.00      15370.00
4/30/08                 15291.00         11789.00      14651.00






CLASS R1 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX      ONE      FIVE     TEN
TOTAL RETURNS     MONTHS     YEAR    YEARS    YEARS
---------------------------------------------------
                   -7.11%   10.90%   13.36%    4.21%




(PERFORMANCE GRAPH)

              MAINSTAY LARGE
                CAP GROWTH      RUSSELL 1000     S&P 500
                   FUND         GROWTH INDEX      INDEX
              --------------    ------------     -------
4/30/98          10000.00         10000.00      10000.00
                 10836.00         12653.00      12182.00
                 13646.00         16142.00      13416.00
                 11208.00         10936.00      11676.00
                  9445.00          8737.00      10201.00
                  8067.00          7483.00       8844.00
                  9952.00          9103.00      10867.00
                 10315.00          9140.00      11556.00
                 12567.00         10528.00      13337.00
                 13615.00         11817.00      15370.00
4/30/08          15098.00         11789.00      14651.00




lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. On 4/1/05, FMI Winslow Growth Fund was reorganized into MainStay Large Cap Growth Fund Class A shares. Prior to the reorganization, FMI Winslow Growth Fund had no sales charge and its total net expenses were capped at 1.30%. The total expenses of MainStay Large Cap Growth Fund Class A shares are currently capped at 1.18%. Fund performance for all share classes prior to 4/1/05 has not been adjusted to reflect the current sales charge and expense cap; had it been, the performance shown might have been lower.

1. Performance figures for Investor Class shares, first offered to the public on February 28, 2008, include the historical performance of Class A shares from January 1, 1998, through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for the Investor Class shares might have been lower.

2. Performance figures for Class A shares include the historical performance of the FMI Winslow Growth Fund (a predecessor to the Fund) from January 1, 1998, through March 31, 2005, adjusted to reflect the current maximum sales charge applicable to the Class A shares. Unadjusted, the performance shown for the Class A shares might have been lower.

3. Performance figures for Class B, Class C, Class I, Class R1 and Class R2 shares, each of which was first offered to the public on April 1, 2005, include the historical performance of Class A shares, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for the Class B, C, I, R1 and R2 shares might have been lower.

4. Performance figures for Class R3 shares which were first offered to the public on April 28, 2006, include the historical performance of Class A shares, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for the Class R3 shares might have been lower.

THE DISCLOSURE ON THE PRECEDING PAGE AND THE DISCLOSURE AND FOOTNOTES ON THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Large Cap Growth Fund

CLASS R2 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX      ONE      FIVE     TEN
TOTAL RETURNS     MONTHS     YEAR    YEARS    YEARS
---------------------------------------------------
                   -7.16%   10.63%   13.08%    3.95%




(PERFORMANCE GRAPH)

                            MAINSTAY LARGE
                              CAP GROWTH      RUSSELL 1000     S&P 500
                                 FUND         GROWTH INDEX      INDEX
                            --------------    ------------     -------
4/30/98                        10000.00         10000.00      10000.00
                               10809.00         12653.00      12182.00
                               13578.00         16142.00      13416.00
                               11124.00         10936.00      11676.00
                                9351.00          8737.00      10201.00
                                7967.00          7483.00       8844.00
                                9804.00          9103.00      10867.00
                               10138.00          9140.00      11556.00
                               12309.00         10528.00      13337.00
                               13317.00         11817.00      15370.00
4/30/08                        14732.00         11789.00      14651.00






CLASS R3 SHARES(4)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX      ONE      FIVE     TEN
TOTAL RETURNS     MONTHS     YEAR    YEARS    YEARS
---------------------------------------------------
                   -7.33%   10.34%   12.76%    3.67%




(PERFORMANCE GRAPH)

                     MAINSTAY LARGE
                       CAP GROWTH      RUSSELL 1000     S&P 500
                          FUND         GROWTH INDEX      INDEX
                     --------------    ------------     -------
4/30/98                 10000.00         10000.00      10000.00
4/30/99                 10782.00         12653.00      12182.00
4/30/00                 13510.00         16142.00      13416.00
4/30/01                 11041.00         10936.00      11676.00
4/30/02                  9258.00          8737.00      10201.00
4/30/03                  7868.00          7483.00       8844.00
4/30/04                  9658.00          9103.00      10867.00
4/30/05                  9961.00          9140.00      11556.00
4/30/06                 12052.00         10528.00      13337.00
4/30/07                 12997.00         11817.00      15370.00
4/30/08                 14341.00         11789.00      14651.00







 BENCHMARK PERFORMANCE                       SIX      ONE      FIVE      TEN
                                           MONTHS    YEAR     YEARS     YEARS
-----------------------------------------------------------------------------
Russell 1000(R) Growth Index(5)             -9.28%   -0.23%     9.52%    1.66%
S&P 500(R) Index(6)                         -9.64    -4.68     10.62     3.89
Average Lipper large-cap growth fund(7)    -10.15     1.73      9.15     2.79



5. The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume the reinvestment of all income and capital gains. The Russell 1000(R) Growth Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
6. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

On 4/1/05, FMI Winslow Growth Fund was reorganized as MainStay Large Cap Growth Fund Class A shares. Performance for MainStay Large Cap Growth Fund Class A shares includes the historical performance of the FMI Winslow Growth Fund from inception (7/1/95) through 3/31/05 adjusted to reflect the current maximum sales charge applicable and fees and expenses for such shares. Performance for Class B, C, and I shares, first offered 4/1/05, include the historical performance of Class A shares adjusted for differences in certain contractual expenses and fees. Performance for Investor Class shares, first offered 2/28/08, includes the historical performance of Class A shares from inception (7/1/95) through 2/27/08 adjusted for differences in certain contractual expenses and fees. Prior to the reorganization (7/1/95-3/31/05), the Fund operated as the FMI Winslow Growth Fund, had no sales charge, and its total net expenses were capped at 1.30%. The total expenses of MainStay Large Cap Growth Fund Class A shares are currently capped at 1.18%. Fund performance for all share classes prior to 4/1/05 has not been adjusted to reflect the current expense cap. If the above adjustments had not been made, or if Fund performance for all share classes prior to 4/1/05 had been adjusted to reflect the current expense caps, the performance numbers shown would have been different.


THE DISCLOSURE ON THE PRECEDING TWO PAGES IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    7

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------
THE EXAMPLE BELOW IS INTENDED TO DESCRIBE THE FEES AND EXPENSES BORNE BY SHAREHOLDERS DURING THE SIX-MONTH PERIOD FROM NOVEMBER 1, 2007, TO APRIL 30, 2008, AND THE IMPACT OF THOSE COSTS ON YOUR INVESTMENT.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2007, to April 30, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended April 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                             ENDING ACCOUNT
                                             ENDING ACCOUNT                   VALUE (BASED
                                              VALUE (BASED                   ON HYPOTHETICAL
                                BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                 ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                  VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/07(3)        4/30/08       PERIOD(1)         4/30/08        PERIOD(1)
INVESTOR CLASS SHARES(2)        $1,000.00       $1,031.70        $2.37          $1,006.13        $  2.34
---------------------------------------------------------------------------------------------------------
CLASS A SHARES                  $1,000.00       $  926.70        $6.13          $1,018.50        $ 6.42
---------------------------------------------------------------------------------------------------------
CLASS B SHARES                  $1,000.00       $  922.70        $9.90          $1,014.57        $10.37
---------------------------------------------------------------------------------------------------------
CLASS C SHARES                  $1,000.00       $  923.90        $9.90          $1,014.57        $10.37
---------------------------------------------------------------------------------------------------------
CLASS I SHARES                  $1,000.00       $  929.20        $3.69          $1,021.03        $ 3.87
---------------------------------------------------------------------------------------------------------
CLASS R1 SHARES                 $1,000.00       $  928.90        $4.17          $1,020.54        $ 4.37
---------------------------------------------------------------------------------------------------------
CLASS R2 SHARES                 $1,000.00       $  928.40        $5.37          $1,019.29        $ 5.62
---------------------------------------------------------------------------------------------------------
CLASS R3 SHARES                 $1,000.00       $  926.70        $6.61          $1,018.00        $ 6.92
---------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's net annualized expense ratio of each class (1.38% for Investor Class, 1.28% for Class A, 2.07% for Class B and Class C, 0.77% for Class I, 0.87% for Class R1, 1.12% for Class R2 and 1.38% for Class
   R3) multiplied by the average account value over the period, divided by 366 and multiplied by 182 days for Classes A, B, C, I, R1, R2 and R3 (to reflect the one-half year period) and 62 days for Investor Class (to reflect the since-inception period).
2. Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2008. Had theses shares been offered for the full six-month period ended April 30, 2008, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $6.92 and the ending account value would been $1,018.00.
3. Investor Class shares commenced operations on February 28, 2008.



8    MainStay Large Cap Growth Fund

  INDUSTRY COMPOSITION AS OF APRIL 30, 2008



Communications Equipment                    9.7%
Oil, Gas & Consumable Fuels                 8.7
Energy Equipment & Services                 6.2
Biotechnology                               5.8
Computers & Peripherals                     5.8
Aerospace & Defense                         5.6
Machinery                                   5.2
IT Services                                 5.1
Capital Markets                             4.8
Software                                    4.3
Health Care Providers & Services            4.2
Health Care Equipment & Supplies            4.1
Life Sciences Tools & Services              3.6
Internet Software & Services                3.5
Pharmaceuticals                             3.2
Food & Staples Retailing                    2.6%
Chemicals                                   2.5
Diversified Financial Services              2.0
Textiles, Apparel & Luxury Goods            1.6
Specialty Retail                            1.5
Internet & Catalog Retail                   1.3
Air Freight & Logistics                     1.1
Personal Products                           1.1
Trading Companies & Distributors            1.1
Construction & Engineering                  1.0
Household Products                          1.0
Electronic Equipment & Instruments          0.3
Short-Term Investments
  (collateral from securities lending
     is 15.2%)                             15.2
Liabilities in Excess of Cash and Other   (12.-
  Assets                                     1)
                                         -- ---
                                          100.0%
                                         == ===





TOP TEN HOLDINGS AS OF APRIL 30, 2008 (EXCLUDING SHORT-TERM INVESTMENTS)



    1.          Medco Health Solutions, Inc.
    2.          Apple, Inc.
    3.          QUALCOMM, Inc.
    4.          United Technologies Corp.
    5.          Danaher Corp.
    6.          Microsoft Corp.
    7.          Thermo Fisher Scientific, Inc.
    8.          Cisco Systems, Inc.
    9.          CVS Caremark Corp.
   10.          Suncor Energy, Inc.






                                                    mainstayinvestments.com    9

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS CLARK J. WINSLOW, JUSTIN H. KELLY, CFA, AND R. BART WEAR, CFA, OF WINSLOW CAPITAL MANAGEMENT, INC., THE FUND'S SUBADVISOR.

HOW DID MAINSTAY LARGE CAP GROWTH FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX-MONTH REPORTING PERIOD?

Excluding all sales charges, MainStay Large Cap Growth Fund returned -7.19% for Investor Class shares,(1) -7.33% for Class A shares, -7.73% for Class B shares and -7.61% for Class C shares for the six months ended April 30, 2008. Over the same period, the Fund returned -7.08% for Class I shares, -7.11% for Class R1 shares, -7.16% for Class R2 shares and -7.33% for Class R3 shares. All share classes outperformed the -10.15% return of the average Lipper(2) large-cap growth fund and the -9.28% return of the Russell 1000(R) Growth Index for the six months ended April 30, 2008. The Russell 1000(R) Growth Index(3) is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT ACCOUNTED FOR THE FUND'S RELATIVE PERFORMANCE?

The Fund's relative performance resulted primarily from an emphasis on quality companies and our decision, for valuation reasons, to trim many stocks that had recorded strong gains. Overweight positions in energy and health care and favorable stock selection in energy, health care and industrials also contributed to the Fund's relative performance.

WHICH SECTORS WERE AMONG THE FUND'S STRONGEST PERFORMERS FOR THE SIX MONTHS ENDED APRIL 30, 2008, AND WHICH SECTORS WERE THE WEAKEST?

Energy was the Fund's strongest sector on a relative basis, boosted by rising energy prices during the reporting period. Health care was the second-biggest contributor, followed by industrials.

Telecommunication services was the Fund's weakest sector on a relative basis, largely as a result of the Fund's long-standing position in American Movil, a Latin-American mobile services provider that had a disappointing quarter. An underweight position in consumer staples also hurt the Fund's performance, since the sector outperformed the Russell 1000(R) Growth Index during the reporting period. The Fund slightly underperformed the benchmark in information technology when many of the Fund's holdings in the sector faced price corrections.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS WERE STRONG PERFORMERS AND WHICH STOCKS WERE WEAK?

A position in Southwestern Energy provided the strongest positive contribution to the Fund's absolute performance. The stock advanced on rising natural gas prices and the company's accelerating production. MasterCard benefited from the shift from cash to credit cards along with improving margins, and the stock was a strong absolute performer. Priceline.com saw its share price rise based on solid market-share gains in Europe, which set the pace for the company's growth in revenue and earnings during the reporting period. Another strong performer during the reporting period was C.H. Robinson Worldwide, a well-focused and strongly managed freight company that advanced substantially despite a slowing economy.

The greatest detractors from the Fund's absolute performance were the Fund's holdings in the information technology sector. Cisco Systems, Google and EMC each suffered from slowing business during the reporting period.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

The Fund established a position in Arch Coal. The company benefited from rising coal exports and increasing coal prices, and its share price rose from our initial purchase in February through the end of April. We also initiated a position in Avon Products early in 2008 based on the company's strong growth abroad and improving margins. The purchase proved

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, the Fund's performance may suffer. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.
1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See footnote on page 7 for more information on Lipper Inc.
3. See footnote on page 7 for more information on the Russell 1000(R) Growth Index.


10    MainStay Large Cap Growth Fund
to be prudent when the company's stock price advanced as the market as a whole declined.

America Movil's disappointing average revenue-per-user led us to question the company's potential for future earnings growth, and we eliminated the stock from the Fund. Concerns about rising credit card losses led us to sell the Fund's position in American Express in January 2008. The stock was a moderate detractor during the portion of the reporting period it was held in the Fund.

WERE THERE ANY CHANGES TO THE FUND'S WEIGHTINGS DURING THE REPORTING PERIOD?

Weighting changes are primarily a result of the Fund's stock-specific investment approach. Since we anticipated that energy prices would rise during the reporting period, we increased the Fund's energy allocation from slightly underweight relative to the Russell 1000(R) Growth Index to substantially overweight. We also increased the Fund's exposure to the health care sector as we identified potential opportunities to capitalize on favorable earnings growth or attractive valuations.

As of April 30, 2008, the Fund held overweight positions relative to the Russell 1000(R) Growth Index in Medco Health Solutions and Fastenal. On the same date, the Fund held underweight positions relative to the benchmark in Microsoft and Oracle.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    11

PORTFOLIO OF INVESTMENTS APRIL 30, 2008 UNAUDITED




                                         SHARES            VALUE
COMMON STOCKS (96.9%)+
----------------------------------------------------------------

AEROSPACE & DEFENSE (5.6%)
Precision Castparts Corp.               197,800   $   23,253,368
Rockwell Collins, Inc.                  271,300       17,121,743
V  United Technologies Corp.            659,000       47,757,730
                                                  --------------
                                                      88,132,841
                                                  --------------

AIR FREIGHT & LOGISTICS (1.1%)
C.H. Robinson Worldwide,
  Inc. (a)                              275,600       17,274,608
                                                  --------------


BIOTECHNOLOGY (5.8%)
Genentech, Inc. (b)                     409,500       27,927,900
Genzyme Corp. (b)                       456,900       32,142,915
Gilead Sciences, Inc. (b)               600,200       31,066,352
                                                  --------------
                                                      91,137,167
                                                  --------------

CAPITAL MARKETS (4.8%)
Charles Schwab Corp. (The)            1,008,100       21,774,960
Franklin Resources, Inc.                208,100       19,800,715
Goldman Sachs Group, Inc.
  (The)                                  84,500       16,170,765
T. Rowe Price Group, Inc.               288,900       16,917,984
                                                  --------------
                                                      74,664,424
                                                  --------------

CHEMICALS (2.5%)
Ecolab, Inc.                            371,200       17,060,352
Monsanto Co.                            189,200       21,572,584
                                                  --------------
                                                      38,632,936
                                                  --------------

COMMUNICATIONS EQUIPMENT (9.7%)
V  Cisco Systems, Inc. (b)            1,578,600       40,475,304
Corning, Inc.                           903,600       24,135,156
Juniper Networks, Inc. (b)              561,400       15,505,868
V  QUALCOMM, Inc.                     1,106,900       47,807,011
Research In Motion, Ltd. (b)            204,100       24,824,683
                                                  --------------
                                                     152,748,022
                                                  --------------

COMPUTERS & PERIPHERALS (5.8%)
V  Apple, Inc. (b)                      277,100       48,201,545
EMC Corp. (b)                           970,300       14,942,620
Hewlett-Packard Co.                     585,500       27,137,925
                                                  --------------
                                                      90,282,090
                                                  --------------

CONSTRUCTION & ENGINEERING (1.0%)
Fluor Corp.                             103,700       15,852,619
                                                  --------------


DIVERSIFIED FINANCIAL SERVICES (2.0%)
CME Group, Inc. (a)                      33,100       15,141,595
IntercontinentalExchange,
  Inc. (b)                              101,440       15,738,416
                                                  --------------
                                                      30,880,011
                                                  --------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.3%)
Trimble Navigation, Ltd. (b)            146,300        4,797,177
                                                  --------------


ENERGY EQUIPMENT & SERVICES (6.2%)
FMC Technologies, Inc.
  (a)(b)                                251,800       16,920,960
Schlumberger, Ltd.                      265,100       26,655,805
Transocean, Inc. (b)                    166,700       24,581,582
Weatherford International,
  Ltd. (a)(b)                           368,400       29,718,828
                                                  --------------
                                                      97,877,175
                                                  --------------

FOOD & STAPLES RETAILING (2.6%)
V  CVS Caremark Corp.                   993,200       40,095,484
                                                  --------------


HEALTH CARE EQUIPMENT & SUPPLIES (4.1%)
Alcon, Inc. (a)                         137,000       21,646,000
Mindray Medical
  International, Ltd., ADR
  (a)(c)                                570,300       19,390,200
St. Jude Medical, Inc. (b)              545,800       23,895,124
                                                  --------------
                                                      64,931,324
                                                  --------------

HEALTH CARE PROVIDERS & SERVICES (4.2%)
V  Medco Health Solutions,
  Inc. (b)                            1,330,200       65,898,108
                                                  --------------


HOUSEHOLD PRODUCTS (1.0%)
Procter & Gamble Co. (The)              237,000       15,890,850
                                                  --------------


INTERNET & CATALOG RETAIL (1.3%)
Priceline.com, Inc. (a)(b)              162,900       20,792,556
                                                  --------------


INTERNET SOFTWARE & SERVICES (3.5%)
Equinix, Inc. (a)(b)                    258,400       23,364,528
Google, Inc. Class A (b)                 53,770       30,879,573
                                                  --------------
                                                      54,244,101
                                                  --------------

IT SERVICES (5.1%)
Cognizant Technology
  Solutions Corp. Class A
  (a)(b)                                709,200       22,871,700
Infosys Technologies, Ltd.,
  Sponsored ADR (a)(c)                  475,200       20,761,488
Mastercard, Inc. Class A (a)             83,300       23,170,728
Visa, Inc. Class A (b)                  166,700       13,911,115
                                                  --------------
                                                      80,715,031
                                                  --------------



 +  Percentages indicated are based on Fund net assets.

V Among the Fund's 10 largest holdings, as of April 30, 2008, excluding short-term investments. May be subject to change daily.



12    MainStay Large Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.


                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
LIFE SCIENCES TOOLS & SERVICES (3.6%)

Charles River Laboratories
  International, Inc. (b)               260,600   $   15,127,830
V  Thermo Fisher Scientific,
  Inc. (b)                              704,800       40,786,776
                                                  --------------
                                                      55,914,606
                                                  --------------

MACHINERY (5.2%)

V  Danaher Corp. (a)                    544,900       42,513,098
Deere & Co.                             246,600       20,731,662
SPX Corp.                               148,100       18,216,300
                                                  --------------
                                                      81,461,060
                                                  --------------

OIL, GAS & CONSUMABLE FUELS (8.7%)
Apache Corp.                            135,500       18,249,140
Arch Coal, Inc. (a)                     266,600       15,292,176
Peabody Energy Corp. (a)                457,500       27,966,975
Sandridge Energy, Inc. (b)              337,800       15,261,804
Southwestern Energy Co. (b)             608,000       25,724,480
V  Suncor Energy, Inc.                  306,700       34,562,023
                                                  --------------
                                                     137,056,598
                                                  --------------

PERSONAL PRODUCTS (1.1%)
Avon Products, Inc.                     460,200       17,957,004
                                                  --------------

PHARMACEUTICALS (3.2%)
Allergan, Inc.                          303,700       17,119,569
Teva Pharmaceutical
  Industries, Ltd.,
  Sponsored ADR (c)                     708,300       33,134,274
                                                  --------------
                                                      50,253,843
                                                  --------------

SOFTWARE (4.3%)
Autodesk, Inc. (b)                      394,500       14,991,000
V  Microsoft Corp.                    1,475,000       42,067,000
Oracle Corp. (b)                        523,600       10,917,060
                                                  --------------
                                                      67,975,060
                                                  --------------

SPECIALTY RETAIL (1.5%)
Dick's Sporting Goods, Inc.
  (b)                                   842,000       24,081,200
                                                  --------------

TEXTILES, APPAREL & LUXURY GOODS (1.6%)
Coach, Inc. (b)                         693,400       24,664,238
                                                  --------------


TRADING COMPANIES & DISTRIBUTORS (1.1%)
Fastenal Co. (a)                        362,900       17,713,149
                                                  --------------
Total Common Stocks
  (Cost $1,387,420,695)                            1,521,923,282
                                                  --------------


SHORT-TERM INVESTMENT (15.2%)
----------------------------------------------------------------

INVESTMENT COMPANY (15.2%)
State Street Navigator
  Securities Lending
  Prime Portfolio (d)               238,978,099      238,978,099
                                                  --------------
Total Short-Term Investment
  (Cost $238,978,099)                                238,978,099
                                                  --------------
Total Investments
  (Cost $1,626,398,794) (e)               112.1%   1,760,901,381
Liabilities in Excess of
  Cash and Other Assets                   (12.1)    (189,632,360)
                                          -----     ------------
Net Assets                                100.0%  $1,571,269,021
                                          =====     ============





(a)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities is $232,240,095; cash collateral of
     $238,978,099 (included in liabilities)
     was received with which the Fund
     purchased highly liquid short-term
     investments.
(b)  Non-income producing security.
(c)  ADR--American Depositary Receipt.
(d)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(e)  At April 30, 2008, cost is $1,627,623,592
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation      $156,400,460
Gross unrealized depreciation       (23,122,671)
                                   ------------
Net unrealized appreciation        $133,277,789
                                   ============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2008 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $1,626,398,794)
  including $232,240,095 market
  value of securities loaned        $1,760,901,381
Cash                                    69,814,650
Receivables:
  Fund shares sold                      23,613,821
  Investment securities sold            17,573,599
  Dividends and interest                   414,237
Other assets                               106,187
                                    --------------
     Total assets                    1,872,423,875
                                    --------------

LIABILITIES:
Securities lending collateral          238,978,099
Payables:
  Investment securities purchased       60,029,348
  Manager (See Note 3)                     866,779
  Fund shares redeemed                     487,200
  Transfer agent (See Note 3)              392,655
  NYLIFE Distributors (See Note 3)         256,581
  Shareholder communication                 77,453
  Professional fees                         56,224
  Custodian                                  9,003
Accrued expenses                             1,512
                                    --------------
     Total liabilities                 301,154,854
                                    --------------
Net assets                          $1,571,269,021
                                    ==============

COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.01
  per share) unlimited number of
  shares authorized                 $    2,283,153
Additional paid-in capital           1,530,254,142
                                    --------------
                                     1,532,537,295
Accumulated net investment loss         (2,459,335)
Accumulated net realized loss on
  investments                          (93,311,526)
Net unrealized appreciation on
  investments                          134,502,587
                                    --------------
Net assets                          $1,571,269,021
                                    ==============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                $   51,424,967
                                    ==============
Shares of beneficial interest
  outstanding                            7,518,995
                                    ==============
Net asset value per share
  outstanding                       $         6.84
Maximum sales charge (5.50% of
  offering price)                             0.40
                                    --------------
Maximum offering price per share
  outstanding                       $         7.24
                                    ==============
CLASS A
Net assets applicable to
  outstanding shares                $  398,257,228
                                    ==============
Shares of beneficial interest
  outstanding                           58,278,976
                                    ==============
Net asset value per share
  outstanding                       $         6.83
Maximum sales charge (5.50% of
  offering price)                             0.40
                                    --------------
Maximum offering price per share
  outstanding                       $         7.23
                                    ==============
CLASS B
Net assets applicable to
  outstanding shares                $  111,370,593
                                    ==============
Shares of beneficial interest
  outstanding                           16,664,312
                                    ==============
Net asset value and offering price
  per share outstanding             $         6.68
                                    ==============
CLASS C
Net assets applicable to
  outstanding shares                $   94,356,184
                                    ==============
Shares of beneficial interest
  outstanding                           14,128,211
                                    ==============
Net asset value and offering price
  per share outstanding             $         6.68
                                    ==============
CLASS I
Net assets applicable to
  outstanding shares                $  794,387,388
                                    ==============
Shares of beneficial interest
  outstanding                          114,120,686
                                    ==============
Net asset value and offering price
  per share outstanding             $         6.96
                                    ==============
CLASS R1
Net assets applicable to
  outstanding shares                $   79,279,191
                                    ==============
Shares of beneficial interest
  outstanding                           11,457,567
                                    ==============
Net asset value and offering price
  per share outstanding             $         6.92
                                    ==============
CLASS R2
Net assets applicable to
  outstanding shares                $   39,888,037
                                    ==============
Shares of beneficial interest
  outstanding                            5,809,008
                                    ==============
Net asset value and offering price
  per share outstanding             $         6.87
                                    ==============
CLASS R3
Net assets applicable to
  outstanding shares                $    2,305,433
                                    ==============
Shares of beneficial interest
  outstanding                              337,571
                                    ==============
Net asset value and offering price
  per share outstanding             $         6.83
                                    ==============







14    MainStay Large Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $   4,161,311
  Interest                                 534,684
  Income from securities
     loaned--net                           281,528
                                     -------------
     Total income                        4,977,523
                                     -------------
EXPENSES:
  Manager (See Note 3)                   4,912,938
  Transfer agent--Investor Class
     (See Note 3)                           15,016
  Transfer agent--Class A (See Note
     3)                                    490,922
  Transfer agent--Classes B and C
     (See Note 3)                          288,720
  Transfer agent--Classes I, R1, R2
     and R3 (See Note 3)                   382,421
  Distribution/Service--Investor
     Class (See Note 3)                     10,544
  Distribution/Service--Class A
     (See Note 3)                          463,314
  Service--Class B (See Note 3)            144,775
  Service--Class C (See Note 3)             91,078
  Distribution/Service--Class R2
     (See Note 3)                           33,677
  Distribution/Service--Class R3
     (See Note 3)                            1,088
  Distribution--Class B (See Note
     3)                                    434,326
  Distribution--Class C (See Note
     3)                                    273,233
  Distribution--Class R3 (See Note
     3)                                      1,088
  Shareholder communication                 88,899
  Recordkeeping                             80,337
  Professional fees                         69,663
  Registration                              63,849
  Shareholder service--Class R1
     (See Note 3)                           34,492
  Shareholder service--Class R2
     (See Note 3)                           13,471
  Shareholder service--Class R3
     (See Note 3)                              435
  Trustees                                  20,380
  Custodian                                 15,796
  Miscellaneous                             21,533
                                     -------------
     Total expenses before
       waiver/reimbursement              7,951,995
  Expense reimbursement from
     Manager
     (See Note 3)                         (515,137)
                                     -------------
     Net expenses                        7,436,858
                                     -------------
Net investment loss                     (2,459,335)
                                     -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain on investments     $  40,878,743
Net change in unrealized
  appreciation on investments         (116,719,022)
                                     -------------
Net realized and unrealized loss on
  investments                          (75,840,279)
                                     -------------
Net decrease in net assets
  resulting from operations          $ (78,299,614)
                                     =============




(a) Dividends recorded net of foreign withholding taxes in the amount of $11,365.



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2007


                                       2008             2007
INCREASE IN NET ASSETS:
Operations:
 Net investment loss         $   (2,459,335)  $   (3,820,779)
 Net realized gain on
  investments                    40,878,743       33,279,064
 Net change in unrealized
  appreciation on
  investments                  (116,719,022)     181,717,772
                             -------------------------------
 Net increase (decrease)
  in net assets resulting
  from operations               (78,299,614)     211,176,057
                             -------------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                        696,394,746      491,826,317
 Cost of shares redeemed       (198,541,014)    (166,057,894)
                             -------------------------------
    Increase in net assets
     derived from capital
     share transactions         497,853,732      325,768,423
                             -------------------------------
    Net increase in net
     assets                     419,554,118      536,944,480

NET ASSETS:
Beginning of period           1,151,714,903      614,770,423
                             -------------------------------
End of period                $1,571,269,021   $1,151,714,903
                             ===============================
Accumulated net investment
 loss at end of period       $   (2,459,335)  $           --
                             ===============================






16    MainStay Large Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank



                                                   mainstayinvestments.com    17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                        INVESTOR CLASS                                         CLASS A
                        --------------    --------------------------------------------------------------------------------
                         FEBRUARY 28,                                             JULY 1,
                            2008**        SIX MONTHS                               2005*
                            THROUGH          ENDED       YEAR ENDED OCTOBER       THROUGH
                           APRIL 30,       APRIL 30,             31,            OCTOBER 31,        YEAR ENDED JUNE 30,

                        --------------------------------------------------------------------------------------------------
                            2008***         2008***       2007        2006          2005         2005      2004      2003

Net asset value at
  beginning of period       $  6.63        $   7.37     $   5.84    $   5.31      $  5.06      $  4.69    $ 3.96    $ 3.92
                            -------        --------     --------    --------      -------      -------    ------    ------
Net investment (loss)
  (a)                         (0.01)          (0.02)       (0.04)      (0.03)       (0.01)       (0.03)    (0.03)    (0.03)
Net realized and
  unrealized gain
  (loss) on
  investments                  0.22           (0.52)        1.57        0.56         0.26         0.40      0.76      0.07
                            -------        --------     --------    --------      -------      -------    ------    ------
Total from investment
  operations                   0.21           (0.54)        1.53        0.53         0.25         0.37      0.73      0.04
                            -------        --------     --------    --------      -------      -------    ------    ------
Less distributions:
  From net realized
     gain on
     investments                 --              --           --       (0.00)(b)       --           --        --        --
                            -------        --------     --------    --------      -------      -------    ------    ------
Net asset value at end
  of period                 $  6.84        $   6.83     $   7.37    $   5.84      $  5.31      $  5.06    $ 4.69    $ 3.96
                            =======        ========     ========    ========      =======      =======    ======    ======
Total investment
  return (c)                   3.17%(d)       (7.33%)(d)   26.20%      10.04%        4.94%(d)     7.89%    18.43%     1.02%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment loss         (1.09%)+        (0.51%)+     (0.61%)     (0.53%)      (0.77%)+     (0.29%)   (0.77%)   (0.74%)
  Net expenses                 1.38% +         1.28% +      1.36%       1.40%        1.40% +      1.35%     1.30%     1.30%
  Expenses (before
     waiver/reimburse-
     ment)                     1.39% +         1.30% +      1.43%       1.63%        1.77% +      3.01%     2.78%     3.17%
Portfolio turnover
  rate                           55%             55%          74%         92%          29%          27%       94%      108%
Net assets at end of
  period (in 000's)         $51,425        $398,257     $374,978    $200,500      $71,859      $67,000    $4,926    $3,972




                                                  CLASS C
                        -----------------------------------------------------------
                                                              JULY 1,      APRIL 1,
                        SIX MONTHS                             2005*        2005**
                           ENDED          YEAR ENDED          THROUGH       THROUGH
                         APRIL 30,        OCTOBER 31,       OCTOBER 31,    JUNE 30,

                        -----------------------------------------------------------
                          2008**        2007       2006         2005         2005

Net asset value at
  beginning of period     $  7.23     $  5.77    $  5.29       $ 5.05       $ 4.83
                          -------     -------    -------       ------       ------
Net investment (loss)
  (a)                       (0.04)      (0.09)     (0.07)       (0.03)       (0.01)
Net realized and
  unrealized gain
  (loss) on
  investments               (0.51)       1.55       0.55         0.27         0.23
                          -------     -------    -------       ------       ------
Total from investment
  operations                (0.55)       1.46       0.48         0.24         0.22
                          -------     -------    -------       ------       ------
Less distributions:
  From net realized
     gain on
     investments               --          --      (0.00)(b)       --           --
                          -------     -------    -------       ------       ------
Net asset value at end
  of period               $  6.68     $  7.23    $  5.77       $ 5.29       $ 5.05
                          =======     =======    =======       ======       ======
Total investment
  return (c)                (7.61%)(d)  25.30%      9.13%        4.75%(d)     4.55%(d)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment loss       (1.35%)+    (1.37%)    (1.29%)      (1.52%)+     (1.41%)+
  Net expenses               2.07% +     2.11%      2.15%        2.15% +      2.15% +
  Expenses (before
     waiver/reimburse-
     ment)                   2.09% +     2.18%      2.38%        2.52% +      4.24% +
Portfolio turnover
  rate                         55%         74%        92%          29%          27%
Net assets at end of
  period (in 000's)       $94,356     $58,119    $18,171       $8,024       $7,190




*    The Fund changed its fiscal year end from June 30 to October 31.
**   Commencement of operations.
***  Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestments of dividends and distributions. Classes I, R1, R2 and R3 shares are not subject to sales charges.
(d)  Total return is not annualized.





18    MainStay Large Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                              Class B
-------------------------------------------------------------------
                                              July 1,      April 1,
      Six months                               2005*        2005**
         ended           Year ended           through       through
       April 30,         October 31,        October 31,    June 30,

-------------------------------------------------------------------
        2008***       2007        2006          2005         2005
       $   7.24     $   5.77    $   5.29      $   5.06     $   4.83
       --------     --------    --------      --------     --------
          (0.04)       (0.08)      (0.07)        (0.03)       (0.00)(b)

          (0.52)        1.55        0.55          0.26         0.23
       --------     --------    --------      --------     --------
          (0.56)        1.47        0.48          0.23         0.23
       --------     --------    --------      --------     --------

             --           --       (0.00)(b)        --           --
       --------     --------    --------      --------     --------
       $   6.68     $   7.24    $   5.77      $   5.29     $   5.06
       ========     ========    ========      ========     ========
          (7.73%) (d)  25.48%       9.13%         4.55%(d)     4.76%(d)

          (1.27%)+     (1.34%)     (1.29%)       (1.52%)+     (1.41%)+
           2.07% +      2.11%       2.15%         2.15% +      2.15% +
           2.10% +      2.18%       2.38%         2.52% +      4.24% +
             55%          74%         92%           29%          27%
       $111,371     $132,402    $133,330      $169,703     $168,063




                              CLASS I
-------------------------------------------------------------------
                                              JULY 1,      APRIL 1,
      SIX MONTHS                               2005*        2005**
         ENDED           YEAR ENDED           THROUGH       THROUGH
       APRIL 30,         OCTOBER 31,        OCTOBER 31,    JUNE 31,

-------------------------------------------------------------------
         2008         2007        2006          2005         2005
       $   7.49     $   5.89    $   5.33      $  5.07       $  4.83
       --------     --------    --------      -------       -------
          (0.00)(b)    (0.00)(b)    0.01         0.00(b)      (0.01)

          (0.53)        1.60        0.55         0.26          0.25
       --------     --------    --------      -------       -------
          (0.53)        1.60        0.56         0.26          0.24
       --------     --------    --------      -------       -------

             --           --       (0.00) (b)      --            --
       --------     --------    --------      -------       -------
       $   6.96     $   7.49    $   5.89      $  5.33       $  5.07
       ========     ========    ========      =======       =======
          (7.08%)(d)   27.16%      10.56%        5.13%(d)      4.97%(d)

          (0.04%)+     (0.01%)      0.11%        0.06%+       (0.28%)+
           0.77% +      0.76%       0.75%        0.60%+        1.02% +
           0.89% +      0.91%       0.98%        0.97%+        3.11% +
             55%          74%         92%          29%           27%
       $794,387     $524,485    $259,588      $93,694       $14,349




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                 CLASS R1
                        ----------------------------------------------------------
                                                             JULY 1,      APRIL 1,
                        SIX MONTHS                            2005*        2005**
                           ENDED          YEAR ENDED         THROUGH       THROUGH
                         APRIL 30,       OCTOBER 31,       OCTOBER 31,    JUNE 30,

                        ----------------------------------------------------------
                          2008***       2007      2006         2005         2005
Net asset value at
  beginning of period     $  7.45     $  5.87    $ 5.31       $5.06        $ 4.83
                          -------     -------    ------       -----        ------
Net investment income
  (loss) (a)                (0.00)(b)   (0.01)     0.00(b)     0.00(b)      (0.03)
Net realized and
  unrealized gain
  (loss) on
  investments               (0.53)       1.59      0.56        0.25          0.26
                          -------     -------    ------       -----        ------
Total from investment
  operations                (0.53)       1.58      0.56        0.25          0.23
                          -------     -------    ------       -----        ------
Less distributions:
  From net realized
     gain on
     investments               --          --     (0.00)(b)      --            --
                          -------     -------    ------       -----        ------
Net asset value at end
  of period               $  6.92     $  7.45    $ 5.87       $5.31        $ 5.06
                          =======     =======    ======       =====        ======
Total investment
  return (c)                (7.11%)(d)  26.92%    10.60%       4.94%(d)      4.76%(d)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment
     income (loss)          (0.10%)+    (0.19%)    0.03%       0.10%+       (0.38%)+
  Net expenses               0.87% +     0.85%     0.85%       0.70%+        1.12% +
  Expenses (before
     waiver/reimburse-
     ment)                   0.99% +     1.01%     1.08%       1.07%+        3.21% +
Portfolio turnover
  rate                         55%         74%       92%         29%           27%
Net assets at end of
  period (in 000's)       $79,279     $57,460    $3,163       $   2        $    2




                                          CLASS R3
                        --------------------------------------------
                                                          APRIL 28,
                        SIX MONTHS                          2006**
                           ENDED         YEAR ENDED        THROUGH
                         APRIL 30,      OCTOBER 31,      OCTOBER 31,

                        --------------------------------------------
                          2008***           2007             2006
Net asset value at
  beginning of period     $ 7.37           $ 5.83           $ 5.74
                          ------           ------           ------
Net investment income
  (loss) (a)               (0.03)           (0.04)           (0.01)
Net realized and
  unrealized gain
  (loss) on
  investments              (0.51)            1.58             0.10
                          ------           ------           ------
Total from investment
  operations               (0.54)            1.54             0.09
                          ------           ------           ------
Less distributions:
  From net realized
     gain on
     investments              --               --               --
                          ------           ------           ------
Net asset value at end
  of period               $ 6.83           $ 7.37           $ 5.83
                          ======           ======           ======
Total investment
  return (c)               (7.33%)(d)       26.42%            1.57%(d)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment
     income (loss)         (0.84%)+         (0.66%)          (0.47%)+
  Net expenses              1.38% +          1.35%            1.37% +
  Expenses (before
     waiver/reimburse-
     ment)                  1.49% +          1.51%            1.63% +
Portfolio turnover
  rate                        55%              74%              92%
Net assets at end of
  period (in 000's)       $2,305           $  117           $   10



*    The Fund changed its fiscal year end from June 30 to October 31.
**   Commencement of operations.
***  Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestments of dividends and distributions. Classes I, R1, R2 and R3 shares are not subject to sales charges.
(d)  Total return is not annualized.





20    MainStay Large Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                               Class R2
      ---------------------------------------------------------
                                          July 1,      April 1,
      Six months                           2005*        2005**
         ended         Year ended         through       through
       April 30,       October 31,      October 31,    June 30,

      ---------------------------------------------------------
        2008***      2007      2006         2005         2005
        $  7.40     $ 5.84    $ 5.30       $ 5.05       $ 4.83
        -------     ------    ------       ------       ------
          (0.01)     (0.02)    (0.01)       (0.01)       (0.03)

          (0.52)      1.58      0.55         0.26         0.25
        -------     ------    ------       ------       ------
          (0.53)      1.56      0.54         0.25         0.22
        -------     ------    ------       ------       ------

             --         --     (0.00)(b)       --           --
        -------     ------    ------       ------       ------
        $  6.87     $ 7.40    $ 5.84       $ 5.30       $ 5.05
        =======     ======    ======       ======       ======
          (7.16%)(d) 26.71%    10.25%        4.95%(d)     4.55%(d)

          (0.45%)+   (0.37%)   (0.24%)      (0.51%)+     (0.63%)+
           1.12% +    1.11%     1.10%        0.95% +      1.37% +
           1.23% +    1.27%     1.33%        1.32% +      3.46% +
             55%        74%       92%          29%          27%
        $39,888     $4,154    $    9       $    2       $    2




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and comprises twenty-one funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Large Cap Growth Fund (the "Fund"), a diversified fund.

The Fund currently offers eight classes of shares. Class A shares, Class B shares, Class C shares, Class I shares, Class R1 shares and Class R2 shares commenced on March 31, 2005. Class R3 shares commenced on April 28, 2006. Investor Class shares commenced on February 28, 2008. Investor Class and Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The eight classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Investor Class, Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution or service fee. Class R1, Class R2 and Class R3 shares are authorized to pay to New York Life Investment Management LLC, its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1, Class R2 or Class R3 shares, a shareholder service fee.

The Fund's investment objective is to seek long-term growth of capital.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor (if applicable), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2008, the Fund did not hold securities that were valued in such a manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in


22    MainStay Large Cap Growth Fund
a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Fund's 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3, determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors including, but not limited to, ongoing analyses of tax laws and regulations, and interpretations, thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(H) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. Winslow Capital Management, Inc. (the "Subadvisor"), is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement

                                                   mainstayinvestments.com    23
between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

The Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.80% on assets up to $250 million, 0.75% on assets from $250 million up to $500 million, 0.725% on assets from $500 million up to $750 million, 0.70% on assets from $750 million up to $2.0 billion, 0.65% on assets from $2.0 billion up to $3.0 billion and 0.60% on assets in excess of $3.0 billion. The Manager has also contractually agreed to waive its management fee to 0.75% on assets up to $250 million.

Effective April 1, 2008 (February 28, 2008 for Investor Class, Class I, Class R1, Class R2, Class R3 shares), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.50%; Class A, 1.18%; Class B, 2.25%; Class C, 2.25%; Class I, 0.80%; Class R1, 0.90%; Class R2, 1.15% and Class R3, 1.40%. These expense limitations may be modified or terminated only with the approval of the Board of Trustees. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the six months ended April 30, 2008, NYLIM earned fees from the Fund in the amount of $4,912,938 and waived its fees in the amount of $515,137 of which $452,979 is recoupable.

As of April 30, 2008, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

                        OCTOBER 31,
  2008*       2009        2010        2011         TOTAL
$278,094    $928,988    $713,664    $452,979    $2,373,725
----------------------------------------------------------



* The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

Between August 1, 2007 to April 1, 2008, NYLIM had a written expense limitation agreement under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses did not exceed the following amounts of average daily net assets for each class: Class A, 1.40%; Class B, 2.15%; Class C, 2.15%; Class I, 0.75%; Class R1, 0.85%; Class R2, 1.10% and Class R3, 1.35%.
Prior to August 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.

State Street Bank and Trust Company ("SSBT"), 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, SSBT is compensated by NYLIM.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Investor Class, Class A, Class B, Class C, Class R2 and Class R3 shares, has adopted a distribution plan (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class, Class A and Class R2 shares, which is an expense of the Investor Class, Class A and Class R2 shares of the Fund, for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution fee from the Fund at the annual rate of 0.50% of the average daily net assets of the Fund's Class R3 shares, which is an expense of the Class R3 shares of the Fund for distribution or service activities as designated by the Distributor. Class I and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent


24    MainStay Large Cap Growth Fund
third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R1, Class R2 and Class R3 shares.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $3,554 and $89,533, respectively, for the six months ended April 30, 2008. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Investor Class, Class A, Class B and Class C shares of $39, $5,340, $77,458 and $14,023, respectively, for the six months ended April 30, 2008.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the six months ended April 30, 2008, amounted to $1,177,079.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(F) CAPITAL. At April 30, 2008, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Investor Class                     $25,791    0.1%
---------------------------------------------------
Class A                                260    0.0*
---------------------------------------------------
Class B                              2,767    0.0*
---------------------------------------------------
Class C                              2,905    0.0*
---------------------------------------------------
Class I                              2,883    0.0*
---------------------------------------------------
Class R1                             2,866    0.0*
---------------------------------------------------
Class R2                             2,846    0.0*
---------------------------------------------------
Class R3                            11,898    0.5
---------------------------------------------------



* Less than one-tenth of a percent.

(G) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the six months ended April 30, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $21,602.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $80,337 for the six months ended April 30, 2008.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2007, for federal income tax purposes, capital loss carryforwards of $132,965,471 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2008              $ 73,113
       2009                53,277
       2010                 5,418
       2011                 1,157



                         $132,965
------------------------------------


NOTE 5--CUSTODIAN:

SSBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds pay a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which serves as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six months ended April 30, 2008.


                                                   mainstayinvestments.com    25

NOTE 7--PURCHASES AND SALES OF
SECURITIES (IN 000'S):

During the six months ended April 30, 2008, purchases and sales of securities, other than short-term securities, were $1,181,624 and $717,660, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                   SHARES        AMOUNT
Period ended April 30, 2008*:

Shares sold                      141,715   $   936,950
Shares redeemed                 (218,144)   (1,454,626)
                               =======================
Net decrease in shares
  outstanding before
  conversion                     (76,429)     (517,676)
Shares converted from Class A
  (See Note 1)                 7,222,900    46,082,101
Shares converted from Class B
  (See Note 1)                   372,524     2,339,448
                               =======================
Net increase                   7,518,995   $47,903,873
                               =======================



* Investor Class shares were first offered on February 28, 2008.

 CLASS A                          SHARES         AMOUNT
Six months ended April 30,
  2008:

Shares sold                   20,588,931   $138,341,374
Shares redeemed               (7,307,681)   (48,703,541)
                              =========================
Net increase in shares
  outstanding before
  conversion                  13,281,250     89,637,833
Shares reacquired upon
  conversion into Investor
  Class (See Note 1)          (7,222,900)   (46,082,101)
Shares converted from Class
  B (See Note 1)               1,369,633      9,365,810
                              =========================
Net increase                   7,427,983   $ 52,921,542
                              =========================

Year ended October 31, 2007:

Shares sold                   23,380,310   $149,896,228
Shares redeemed               (9,477,748)   (59,718,759)
                              =========================
Net increase in shares
  outstanding before
  conversion                  13,902,562     90,177,469
Shares converted from Class
  B (See Note 1)               2,589,819     16,570,298
                              =========================
Net increase                  16,492,381   $106,747,767
                              =========================





 CLASS B                          SHARES         AMOUNT
Six months ended April 30,
  2008:

Shares sold                    2,155,473   $ 14,226,205
Shares redeemed               (2,002,315)   (13,074,548)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                     153,158      1,151,657
Shares reacquired upon
  conversion into Class A
  (See Note 1)                (1,397,351)    (9,365,810)
Shares reacquired upon
  conversion into Investor
  Class (See Note 1)            (381,018)    (2,339,448)
                              -------------------------
Net decrease                  (1,625,211)  $(10,553,601)
                              =========================

Year ended October 31, 2007:

Shares sold                    2,567,000   $ 16,181,934
Shares redeemed               (4,748,871)   (29,149,130)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                  (2,181,871)   (12,967,196)
Shares reacquired upon
  conversion into Class A
  (See Note 1)                (2,629,812)   (16,570,298)
                              -------------------------
Net decrease                  (4,811,683)  $(29,537,494)
                              =========================




 CLASS C                          SHARES        AMOUNT
Six months ended April 30,
  2008:

Shares sold                    6,849,008   $45,356,876
Shares redeemed                 (754,822)   (4,880,396)
                               -----------------------
Net increase                   6,094,186   $40,476,480
                               =======================

Year ended October 31, 2007:

Shares sold                    5,750,405   $36,767,768
Shares redeemed                 (866,951)   (5,389,761)
                               -----------------------
Net increase                   4,883,454   $31,378,007
                               =======================




 CLASS I                          SHARES          AMOUNT
Six months ended April 30,
  2008:

Shares sold                   62,000,377   $ 425,094,735
Shares redeemed              (17,882,581)   (123,220,366)
                             ---------------------------
Net increase                  44,117,796   $ 301,874,369
                             ===========================

Year ended October 31,
  2007:

Shares sold                   36,257,681   $ 234,720,899
Shares redeemed              (10,299,209)    (68,850,180)
                             ---------------------------
Net increase                  25,958,472   $ 165,870,719
                             ===========================






26    MainStay Large Cap Growth Fund

 CLASS R1                         SHARES        AMOUNT
Six months ended April 30,
  2008:

Shares sold                    4,403,558   $31,178,145
Shares redeemed                 (659,172)   (4,471,907)
                               -----------------------
Net increase                   3,744,386   $26,706,238
                               =======================

Year ended October 31, 2007:

Shares sold                    7,576,842   $50,226,675
Shares redeemed                 (402,768)   (2,624,741)
                               -----------------------
Net increase                   7,174,074   $47,601,934
                               =======================




 CLASS R2                         SHARES        AMOUNT
Six months ended April 30,
  2008:

Shares sold                    5,644,204   $39,034,835
Shares redeemed                 (396,138)   (2,624,169)
                               -----------------------
Net increase                   5,248,066   $36,410,666
                               =======================

Year ended October 31, 2007:

Shares sold                      607,848   $ 3,937,452
Shares redeemed                  (48,402)     (325,311)
                               -----------------------
Net increase                     559,446   $ 3,612,141
                               =======================




 CLASS R3                        SHARES       AMOUNT
Six months ended April 30,
  2008:

Shares sold                     338,136   $2,225,626
Shares redeemed                 (16,438)    (111,461)
                                --------------------
Net increase                    321,698   $2,114,165
                                ====================

Year ended October 31, 2007:

Shares sold                      14,133   $   95,361
Shares redeemed                      (2)         (12)
                                --------------------
Net increase                     14,131   $   95,349
                                ====================



NOTE 9--OTHER MATTERS:

In 2004 the Securities and Exchange Commission ("SEC") raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to that fund's shareholders. Discussions are in progress with the SEC staff concerning a resolution of this matter.

NOTE 10--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2008, the Fund does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.






                                                   mainstayinvestments.com    27

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or (ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).






28    MainStay Large Cap Growth Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY LARGE CAP OPPORTUNITY FUND(2)
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP OPPORTUNITY FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND(2)
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

                       This page intentionally left blank

                    (client-requested blank page in typeset)

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A012995         (RECYCLE LOGO)            MS156-08           MSLG10-06/08
                                                                          31

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 GLOBAL HIGH INCOME FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2008

MESSAGE FROM

THE PRESIDENT
Stock and bond investors alike faced a series of challenges during the six months ended April 30, 2008. Lower real estate prices, slowing construction activity and weak consumer spending all took a toll on the U.S. economy. Growth in real gross national product declined dramatically in the fourth quarter of 2007 and, according to preliminary estimates, recovered only slightly in the first quarter of 2008.

Many financial institutions faced substantial write-downs on subprime mortgages and other lower-quality loans. As banks began to tighten their lending requirements, homeowners and businesses found it more difficult to raise needed capital. Recognizing the need for additional liquidity, the Federal Open Market Committee lowered the federal funds target rate and announced various programs to provide additional liquidity for financial institutions.

As the subprime mortgage crisis escalated, bond investors moved away from higher-risk debt securities toward the relative safety of U.S. Treasury issues. Caution also gripped the equity market as many investors shifted assets into sectors that tend to remain stable in periods of economic weakness.

Bonds generally fared much better than stocks during the six months ended April 30, 2008. All major U.S. stock market indexes declined over the same period, but small-capitalization stocks suffered the most. Among mid-cap and large-cap stocks, growth-oriented issues outperformed value-oriented ones. The market, which steadily declined until early March, closed the period with a modest upturn.

What is the best way to weather difficult markets? At MainStay, we believe that the consistent application of time-tested investment principles makes sense for investors with a long-term time horizon. All of our portfolio managers are aware of the forces that affected the markets during the six-month reporting period. Some may have significantly altered Fund positions to accommodate shifting market dynamics. Others may have simply stayed the course, with only minor portfolio adjustments. By paying close attention to the investment objectives and strategies of the respective Funds they manage, our portfolio managers seek to optimize performance over the long term.

The report that follows provides further details about the market forces and management decisions that affected your investment in MainStay Funds from November 1, 2007, through April 30, 2008. We hope that as you review these short-term results, you will maintain the long-term perspective that sound investing calls for in a shifting economic and market environment.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENT LOGO)


                 MAINSTAY

                 GLOBAL HIGH INCOME FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2008

TABLE OF CONTENTS



SEMIANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------

FINANCIAL STATEMENTS                       16
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              22
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        29
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       29

INVESTMENT AND PERFORMANCE COMPARISON*


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(1)--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE      SINCE
TOTAL RETURNS              MONTHS     YEAR    YEARS    INCEPTION
----------------------------------------------------------------
With sales charges          -5.05%   -3.42%    9.80%      9.62%
Excluding sales charges     -0.58     1.13    10.81      10.13




(PERFORMANCE GRAPH)                                         (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS A SHARES(2)--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL             SIX      ONE      FIVE      SINCE
TOTAL RETURNS            MONTHS     YEAR    YEARS    INCEPTION
--------------------------------------------------------------
With sales charges       -5.03%    -3.40%    9.80%      9.62%
Excluding sales charges  -0.55      1.15    10.82      10.13




(PERFORMANCE GRAPH)                                         (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE      SINCE
TOTAL RETURNS              MONTHS     YEAR    YEARS    INCEPTION
----------------------------------------------------------------
With sales charges          -5.67%   -4.35%    9.70%      9.29%
Excluding sales charges     -0.94     0.31     9.98       9.29




(PERFORMANCE GRAPH)                                         (With sales charges)
                                                             (PERFORMANCE GRAPH


* Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 4.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00%, if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors and individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES(2)--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE      SINCE
TOTAL RETURNS              MONTHS     YEAR    YEARS    INCEPTION
----------------------------------------------------------------
With sales charges          -1.80%   -0.54%   10.00%      9.30%
Excluding sales charges     -0.86     0.40    10.00       9.30




(PERFORMANCE GRAPH)                                         (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS I SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX      ONE     FIVE      SINCE
TOTAL RETURNS     MONTHS    YEAR    YEARS    INCEPTION
------------------------------------------------------
                  -0.40%    0.94%   10.99%     10.36%




(PERFORMANCE GRAPH)                                         (With sales charges)

                                                             (PERFORMANCE GRAPH




 BENCHMARK PERFORMANCE                            SIX      ONE     FIVE      SINCE
                                                MONTHS    YEAR    YEARS    INCEPTION
------------------------------------------------------------------------------------
JPMorgan EMBI Global Diversified Index(4)        1.90%    4.45%   10.06%     10.42%
Average Lipper emerging markets debt fund(5)     0.23     3.02    10.93      10.81



1. Performance figures for Investor Class shares, which were first offered on February 28, 2008, include the historical performance of Class A shares from June 1, 1998, through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for the Investor Class shares might have been lower.
2. Performance figures for Class C shares, first offered to the public on September 1, 1998, include the historical performance of Class B shares for periods from inception (June 1, 1998) through August 31, 1998.
3. Performance figures for Class I shares, first offered to the public on August 29, 2007, include the historical performance of Class A shares adjusted to reflect the fees and expenses for Class I shares. Unadjusted, the performance shown for the Class I shares might have been lower.
4. The JPMorgan Emerging Markets Bond Index Global Diversified, which we refer to as the JPMorgan EMBI Global Diversified Index, is an unmanaged, uniquely weighted version of the JPMorgan Emerging Markets Bond Index Global. The JPMorgan Emerging Markets Bond Index Global is an unmanaged index that tracks total returns for U.S. dollar denominated debt instruments--Brady bonds, loans and Eurobonds--issued by emerging-market sovereign and quasi-sovereign entities. The JPMorgan EMBI Global Diversified Index limits the weights of those index countries with larger debt stocks by only including specified portions of these countries' eligible current face amounts of debt outstanding. Results assume reinvestment of all income and capital gains. The JPMorgan EMBI Global Diversified Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
5. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Global High Income Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY GLOBAL HIGH INCOME FUND --------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2007, to April 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2007, to April 30, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended April 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                             ENDING ACCOUNT
                                             ENDING ACCOUNT                   VALUE (BASED
                                              VALUE (BASED                   ON HYPOTHETICAL
                                BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                 ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                  VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/07(3)        4/30/08       PERIOD(1)         4/30/08        PERIOD(1)
INVESTOR CLASS SHARES(2)        $1,000.00       $1,004.90        $ 2.48         $1,006.00         $ 2.48
---------------------------------------------------------------------------------------------------------

CLASS A SHARES                  $1,000.00       $  994.50        $ 6.69         $1,018.15         $ 6.77
---------------------------------------------------------------------------------------------------------

CLASS B SHARES                  $1,000.00       $  990.60        $10.69         $1,014.12         $10.82
---------------------------------------------------------------------------------------------------------

CLASS C SHARES                  $1,000.00       $  991.40        $10.50         $1,014.32         $10.62
---------------------------------------------------------------------------------------------------------

CLASS I SHARES                  $1,000.00       $  996.00        $ 5.66         $1,019.19         $ 5.72
---------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.46% for Investor Class, 1.35% for Class A, 2.16% for Class B, 2.12% for Class C and 1.14% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 days for Classes A, B, C and I (to reflect the one-half year period) and 62 days for Investor Class (to reflect the since-inception period).
2. Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2008. Had these shares been offered for the full six-month period ended April 30, 2008, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $7.32 and the ending account value would have been $1,017.60.
3. Investor Class shares commenced operations on February 28, 2008.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF APRIL 30, 2008

                        (PORTFOLIO COMPOSITION PIE CHART)


* Less than one-tenth of a percent.

See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN ISSUERS AS OF APRIL 30, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Federal Republic of Brazil,
        8.00%-12.50%,
        due 10/22/10-1/20/34
    2.  Republic of Venezuela, 3.908%-13.625%,
        due 4/20/11-9/15/27
    3.  Republic of Philippines, 7.75%-10.625%,
        due 1/15/16-1/14/31
    4.  Republic of Turkey, 6.875%-11.75%,
        due 6/15/10-3/17/36
    5.  Republic of Peru, 7.35%-8.75%,
        due 7/21/25-11/21/33
    6.  Russian Federation, 7.50%-11.00%,
        due 7/24/18-3/31/30
    7.  Republic of Panama, 6.70%-9.625%,
        due 2/8/11-1/26/36
    8.  Republic of Argentina, zero
        coupon-8.28%,
        due 3/1/09-2/31/38
    9.  Republic of Uruguay, 8.00%-9.25%,
        due 5/17/17-11/18/22
   10.  Republic of Colombia, 4.87%-11.75%,
        due 1/23/12-1/28/33







8    MainStay Global High Income Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS GARY GOODENOUGH, JOSEPH PORTERA AND JEFFREY H. SAXON OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY GLOBAL HIGH INCOME FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2008?

Excluding all sales charges, MainStay Global High Income Fund returned -0.58% for Investor Class shares,(1)-0.55% for Class A shares,-0.94% for Class B shares and -0.86% for Class C shares for the six months ended April 30, 2008. Over the same period, the Fund's Class I shares returned -0.40%. All share classes underperformed the 0.23% return of the average Lipper(2) emerging markets debt fund and the 1.90% return of the JPMorgan EMBI Global Diversified Index(3) for the six months ended April 30, 2008. The JPMorgan EMBI Global Diversified Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT FACTORS AFFECTED THE MANAGEMENT AND PERFORMANCE OF THE FUND DURING THE REPORTING PERIOD?

Difficulties in the U.S. subprime mortgage market had spillover effects on nearly every risk-sensitive fixed-income asset class during the reporting period, as investors became more risk-averse and were drawn to the relative safety of U.S. Treasury securities. Emerging-market debt fared better than other higher-yield assets. Sovereign issuers continued to pay down debt, and their economies continued to expand despite a slowdown in the U.S. economy. During the reporting period, Peru received an investment-grade rating from Fitch. Corporate emerging-market issuers did not fare as well. Banks were particularly hard-hit, as the credit crunch left many issuers unable to access global capital.

WERE THERE ANY COUNTRY-SPECIFIC FACTORS THAT AFFECTED THE FUND'S PERFORMANCE?

Political risk was muted during the period because the election calendar was light. In Latin America, tensions rose when Colombia accused Venezuela of aiding separatist guerillas. The ensuing bond-market sell-off was brief.

Venezuela continued to be hurt by political issues, despite record prices for the country's oil exports. We added modestly to the Fund's position in Venezuela, and prices have stabilized at lower levels. Overall, Venezuelan holdings contributed negatively to the Fund's performance during the reporting period.

The Fund's exposure to Russian sovereign debt was a positive contributor to results, as the category outperformed the JPMorgan EMBI Global Diversified Index during the reporting period.

HOW DID THE FUND'S POSITIONING CHANGE DURING THE REPORTING PERIOD?

At the start of the reporting period, the Fund consisted of approximately 81% sovereign issuers, 17% corporate debt and the balance in cash. During the reporting period, we opportunistically added to the Fund's corporate-debt exposure at the expense of sovereign debt. While we believe this positioning is in the best interest of the Fund over the medium-term, sovereign debt outperformed corporate emerging-market debt by a wide margin during the reporting period, so the positioning detracted from the Fund's relative performance. At the end of the reporting period, corporate debt constituted 24% of the Fund's portfolio.

DID THE FUND HOLD ANY CORPORATE EMERGING-MARKET BONDS THAT HAD A POSITIVE IMPACT ON PERFORMANCE DURING THE REPORTING PERIOD?

Grupo Gigante is the second largest retailer in Mexico after Wal-Mart. The company decided to sell retail stores, which caused its bond prices to move sharply higher. The Fund's mining, minerals and energy holdings generally had a positive impact on performance. In the energy sector, the one exception was sugar and ethanol producer Cosan. Despite higher oil


Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, market conditions and maturities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule if interest rates fall, thereby reducing the value of the Fund's investments. If interest rates rise, less of the debt may be prepaid and the Fund may lose money. The Fund is nondiversified. By concentrating in a smaller number of investments, the Fund's risk is increased because each investment has a greater effect on the Fund's performance.
1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See footnote on page 6 for more information on Lipper Inc.
3. See footnote on page 6 for more information on the JPMorgan EMBI Global Diversified Index.

                                                    mainstayinvestments.com    9
prices, which made ethanol more attractive as an alternative fuel, Cosan's earnings were adversely affected by higher production costs. In addition, new entrants in the global market hurt sugar and ethanol prices. We sold the Fund's position in Cosan in the middle of the fourth quarter of 2007.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


10    MainStay Global High Income Fund

PORTFOLIO OF INVESTMENTS+++ APRIL 30, 2008 UNAUDITED



                                           PRINCIPAL
                                              AMOUNT           VALUE
LONG-TERM BONDS (95.4%)+
CORPORATE BONDS (23.5%)
--------------------------------------------------------------------

ARGENTINA (0.3%)
Telecom Personal S.A.
  9.25%, due 12/22/10 (a)                $   500,000   $     515,000
                                                       -------------


BAHAMAS (0.2%)
Ultrapetrol, Ltd.
  9.00%, due 11/24/14                        450,000         411,750
                                                       -------------


BERMUDA (1.8%)
AES China Generating Co.,
  Ltd.
  8.25%, due 6/26/10                         550,000         513,855
Asia Aluminum Holdings,
  Ltd.
  8.00%, due 12/23/11 (a)                    500,000         472,500
  Series Reg S
  8.00%, due 12/23/11                        985,000         920,975
Citic Resources Finance,
  Ltd.
  6.75%, due 5/15/14
  (a)(b)                                   1,475,000       1,401,250
Shanghai Real Estate,
  Ltd.
  8.625%, due 4/24/13                        250,000         172,588
                                                       -------------
                                                           3,481,168
                                                       -------------

BRAZIL (1.6%)
Companhia Brasileira de
  Bebidas
  9.50%, due 7/24/17 (a)               BRL 2,250,000       1,175,802
Companhia de Saneamento
  Basico
  do Estado de Sao Paulo
  7.50%, due 11/3/16 (a)                 $   630,000         654,413
Independencia
  International, Ltd.
  9.875%, due 1/31/17                      1,000,000         985,000
ISA Capital do Brasil
  S.A.
  8.80%, due 1/30/17 (a)                     350,000         372,750
                                                       -------------
                                                           3,187,965
                                                       -------------

CAYMAN ISLANDS (3.0%)
Banco Mercantil del Norte
  S.A.
  Series Reg S
  5.875%, due 2/17/14 (c)                    400,000         400,800
Marfrig Overseas, Ltd.
  Series Reg S
  9.625%, due 11/16/16                     1,000,000       1,010,000
Shimao Property Holdings,
  Ltd.
  8.00%, due 12/1/16 (a)                     500,000         410,000
  8.00%, due 12/1/16                         500,000         411,439
Vale Overseas, Ltd.
  6.25%, due 1/11/16                         650,000         665,438
  6.25%, due 1/23/17                       1,430,000       1,465,750
  6.875%, due 11/21/36                       880,000         890,648
  8.25%, due 1/17/34                         190,000         222,015

Xinao Gas Holdings, Ltd.
  7.375%, due 8/5/12                         545,000         534,473
                                                       -------------
                                                           6,010,563
                                                       -------------

CHILE (0.3%)
AES Gener S.A.
  7.50%, due 3/25/14 (b)                     550,000         577,566
                                                       -------------


COLOMBIA (0.3%)
AES Chivor S.A. E.S.P.
  9.75%, due 12/30/14 (a)                    500,000         550,000
                                                       -------------


HONG KONG (0.3%)
Panva Gas Holdings, Ltd.
  8.25%, due 9/23/11                         500,000         499,561
                                                       -------------


LUXEMBOURG (5.6%)
Evraz Group S.A.
  8.25%, due 11/10/15 (a)                    865,000         843,375
  8.875%, due 4/24/13 (a)                  1,000,000       1,012,500
Gazprom International
  S.A.
  7.201%, due 2/1/20 (a)                   2,093,177       2,145,507
Norilsk Nickel Finance
  Luxembourg S.A.
  7.125%, due 9/30/09                        700,000         717,640
OJSC Vimpel
  Communications
  8.25%, due 5/23/16 (a)                     900,000         881,955
  Series Reg S
  8.25%, due 5/23/16                         500,000         489,975
RSHB Capital S.A. for
  OJSC Russian
  Agricultural Bank
  6.97%, due 9/21/16                         300,000         290,880
Tengizchevroil Finance
  Co. S.A.R.L.
  6.124%, due 11/15/14
  (a)                                        320,000         305,600
TNK-BP Finance S.A.
  7.50%, due 7/18/16 (a)                     980,000         949,375
  7.875%, due 3/13/18 (a)                  3,500,000       3,465,000
                                                       -------------
                                                          11,101,807
                                                       -------------

MEXICO (0.2%)
America Movil SAB de C.V.
  5.50%, due 3/1/14                          400,000         399,749
                                                       -------------




 +  Percentages indicated are based on Fund net assets.
 Among the Fund's 10 largest holdings, as of April 30, 2008, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

                                           PRINCIPAL
                                              AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
NETHERLANDS (2.8%)
ATF Capital B.V.
  9.25%, due 2/21/14 (a)                 $ 2,100,000   $   2,126,250
Excelcomindo Finance Co.
  B.V.
  7.125%, due 1/18/13 (a)                    300,000         297,000
Intergas Finance B.V.
  6.375%, due 5/14/17 (a)                    500,000         435,000
  6.875%, due 11/4/11 (a)                    570,000         552,900
Majapahit Holding B.V.
  7.25%, due 6/28/17 (a)                     400,000         377,000
  7.75%, due 10/17/16 (a)                    100,000          98,500
Paiton Energy Funding
  B.V.
  9.34%, due 2/15/14 (a)                     500,000         482,500
  Series Reg S
  9.34%, due 2/15/14                         550,000         530,750
Temir Capital B.V.
  9.50%, due 5/21/14 (a)                     400,000         337,000
TuranAlem Finance B.V.
  7.75%, due 4/25/13 (a)                     300,000         255,000
                                                       -------------
                                                           5,491,900
                                                       -------------


PANAMA (0.1%)
AES El Salvador Trust
  6.75%, due 2/1/16 (a)                      300,000         278,115
                                                       -------------


PHILIPPINES (0.2%)
National Power Corp.
  6.875%, due 11/2/16 (a)                    300,000         303,750
Philippine Long Distance
  Telephone Co.
  8.35%, due 3/6/17                           70,000          78,050
                                                       -------------
                                                             381,800
                                                       -------------

RUSSIA (1.4%)
NPC Irkut
  8.25%, due 4/10/09                         750,000         751,875
OAO Gazprom
  9.625%, due 3/1/13 (a)                   1,000,000       1,135,000
Raspadskaya Securities,
  Ltd. for OJSC
  Raspadskaya
  7.50%, due 5/22/12                       1,000,000         978,870
                                                       -------------
                                                           2,865,745
                                                       -------------

SOUTH KOREA (0.3%)
C&M Finance, Ltd.
  8.10%, due 2/1/16 (a)                      500,000         505,000
                                                       -------------

UNITED ARAB EMIRATES (1.4%)
DP World, Ltd.
  6.85%, due 7/2/37 (a)                    3,250,000       2,799,420
                                                       -------------


UNITED STATES (2.6%)
Freeport-McMoRan Copper &
  Gold, Inc.
  8.375%, due 4/1/17                         950,000       1,049,750
Pemex Project Funding
  Master Trust
  7.375%, due 12/15/14                     2,960,000       3,378,035
Southern Copper Corp.
  6.375%, due 7/27/15                        750,000         763,531
                                                       -------------
                                                           5,191,316
                                                       -------------

VENEZUELA (0.6%)
Petroleos de Venezuela
  S.A.
  5.25%, due 4/12/17                       1,500,000         990,000
  5.50%, due 4/12/37                         515,000         284,538
                                                       -------------
                                                           1,274,538
                                                       -------------

VIRGIN ISLANDS (0.5%)
Galaxy Entertainment
  Finance Co., Ltd.
  Series Reg S
  9.875%, due 12/15/12                     1,000,000       1,010,000
                                                       -------------
Total Corporate Bonds
  (Cost $47,008,248)                                      46,532,963
                                                       -------------


GOVERNMENTS & FEDERAL AGENCIES (71.9%)
--------------------------------------------------------------------

ARGENTINA (4.0%)
V  Republic of Argentina
  (zero coupon), due
  12/15/35 (c)                            26,929,323       3,123,801
  1.33%, due 12/31/38
  2.50%, beginning
  3/1/09,
  3.75%, beginning
  3/1/19,
  5.25%, beginning 3/1/29                  1,000,000         365,000
  3.092%, due 8/3/12
  (c)(d)                                   1,700,000       1,470,160
  8.28%, due 12/31/33                      3,823,186       3,073,842
                                                       -------------
                                                           8,032,803
                                                       -------------

BRAZIL (16.5%)
V  Federal Republic of
  Brazil
  8.00%, due 1/15/18                       4,951,000       5,644,140
  8.25%, due 1/20/34                       8,885,000      11,283,950
  Series B
  8.875%, due 4/15/24                      1,475,000       1,884,313



12    MainStay Global High Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                           PRINCIPAL
                                              AMOUNT           VALUE
GOVERNMENTS & FEDERAL AGENCIES (CONTINUED)
BRAZIL (CONTINUED)
Federal Republic of Brazil (continued)
  9.25%, due 10/22/10                    $ 1,160,000   $   1,305,000
  10.125%, due 5/15/27                     1,500,000       2,142,825
  10.50%, due 7/14/14                      1,230,000       1,583,625
  11.00%, due 1/11/12                      2,500,000       3,062,500
  12.25%, due 3/6/30                       1,140,000       1,920,900
  12.50%, due 1/5/22                   BRL 6,300,000       3,922,813
                                                       -------------
                                                          32,750,066
                                                       -------------

COLOMBIA (3.2%)
V   Republic of Colombia
  4.87%, due 11/16/15 (c)                $   500,000         516,250
  8.125%, due 5/21/24                      2,830,000       3,346,475
  10.00%, due 1/23/12                      1,000,000       1,180,000
  10.375%, due 1/28/33                       500,000         739,750
  11.75%, due 2/25/20                        430,000         640,700
                                                       -------------
                                                           6,423,175
                                                       -------------

COSTA RICA (0.3%)
Republic of Costa Rica
  Series Reg S
  8.11%, due 2/1/12                          500,000         550,000
                                                       -------------


DOMINICAN REPUBLIC (0.7%)
Dominican Republic
  9.04%, due 1/23/18 (a)                     655,786         708,249
  Series Reg S
  9.04%, due 1/23/18                         546,488         590,208
                                                       -------------
                                                           1,298,457
                                                       -------------

EGYPT (1.3%)
Republic of Egypt
  (zero coupon), due
     1/20/09                           EGP 4,700,000         830,228
  (zero coupon), due
     3/3/09                               10,525,000       1,843,031
                                                       -------------
                                                           2,673,259
                                                       -------------

EL SALVADOR (0.3%)
Republic of El Salvador
  7.75%, due 1/24/23 (a)                 $   100,000         112,150
  Series Reg S
  7.75%, due 1/24/23                         100,000         112,150
  8.25%, due 4/10/32 (a)                     250,000         286,250
                                                       -------------
                                                             510,550
                                                       -------------

INDONESIA (2.0%)
Republic of Indonesia
  6.625%, due 2/17/37 (a)                $ 2,000,000   $   1,763,400
  7.25%, due 4/20/15 (a)                     550,000         574,750
  Series Reg S
  7.25%, due 4/20/15                       1,500,000       1,595,648
                                                       -------------
                                                           3,933,798
                                                       -------------

JAMAICA (0.3%)
Jamaica Government
  8.00%, due 3/15/39                         600,000         579,000
                                                       -------------

LEBANON (0.8%)
Republic of Lebanon
  Series Reg S
  8.25%, due 4/12/21                       1,650,000       1,534,500
                                                       -------------


MEXICO (1.1%)
United Mexican States
  (zero coupon), due
  5/22/08                              MXN23,004,310       2,185,560
                                                       -------------


PANAMA (4.2%)
V   Republic of Panama
  6.70%, due 1/26/36                     $   558,000         578,925
  7.125%, due 1/29/26                        925,000       1,022,125
  8.875%, due 9/30/27                        920,000       1,196,000
  9.375%, due 7/23/12                        350,000         408,625
  9.375%, due 4/1/29                       3,455,000       4,664,250
  9.625%, due 2/8/11                         462,000         523,446
                                                       -------------
                                                           8,393,371
                                                       -------------

PERU (5.6%)
V   Republic of Peru
  7.35%, due 7/21/25                       7,535,000       8,797,113
  8.75%, due 11/21/33                      1,762,000       2,334,650
                                                       -------------
                                                          11,131,763
                                                       -------------

PHILIPPINES (7.2%)
V   Republic of
  Philippines
  7.75%, due 1/14/31                       1,400,000       1,578,500
  8.00%, due 1/15/16                         650,000         744,250
  9.375%, due 1/18/17                        830,000       1,036,421
  9.50%, due 2/2/30                        4,660,000       6,122,075
  9.875%, due 1/15/19                      2,270,000       2,916,950
  10.625%, due 3/16/25                     1,290,000       1,813,998
                                                       -------------
                                                          14,212,194
                                                       -------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

                                           PRINCIPAL
                                              AMOUNT           VALUE
GOVERNMENTS & FEDERAL AGENCIES (CONTINUED)
RUSSIA (4.9%)
V   Russian Federation
  7.50%, due 3/31/30 (a)                 $    27,923   $      31,972
  Series Reg S
  7.50%, due 3/31/30                       4,653,738       5,351,286
  Series Reg S
  11.00%, due 7/24/18                      3,010,000       4,349,450
                                                       -------------
                                                           9,732,708
                                                       -------------

TURKEY (6.4%)
V   Republic of Turkey
  6.875%, due 3/17/36                      2,200,000       2,035,220
  7.00%, due 6/5/20                          300,000         301,860
  7.25%, due 3/15/15                       1,510,000       1,572,288
  7.375%, due 2/5/25                       4,725,000       4,789,969
  9.00%, due 6/30/11                       1,000,000       1,110,000
  9.50%, due 1/15/14                       1,300,000       1,498,250
  11.00%, due 1/14/13                        550,000         662,750
  11.75%, due 6/15/10                        700,000         799,750
                                                       -------------
                                                          12,770,087
                                                       -------------


UKRAINE (0.8%)
Ukraine Government
  6.75%, due 11/14/17 (a)                  1,200,000       1,182,948
  6.875%, due 3/4/11 (a)                     350,000         359,625
                                                       -------------
                                                           1,542,573
                                                       -------------

UNITED STATES (0.1%)
United States Treasury
  Note
  4.25%, due 11/15/14                        240,000         253,931
                                                       -------------


URUGUAY (3.8%)
V   Republic of Uruguay
  8.00%, due 11/18/22                      1,741,201       1,932,733
  9.25%, due 5/17/17                       4,565,000       5,523,650
                                                       -------------
                                                           7,456,383
                                                       -------------

VENEZUELA (8.2%)
V   Republic of Venezuela
  Series Reg S
  3.908%, due 4/20/11 (c)                  1,750,000       1,526,000
  6.00%, due 12/9/20                       6,500,000       4,550,000
  Series Reg S
  7.00%, due 12/1/18                       1,000,000         802,500
  8.50%, due 10/8/14                       4,670,000       4,378,125
  9.25%, due 9/15/27                       4,600,000       4,186,000
  10.75%, due 9/19/13                        680,000         702,100
  13.625%, due 8/15/18                       200,000         240,000
                                                       -------------
                                                          16,384,725
                                                       -------------

VIETNAM (0.2%)
Republic of Vietnam
  6.875%, due 1/15/16 (a)                    400,000         420,000
                                                       -------------
Total Governments & Federal Agencies
  (Cost $133,691,337)                                    142,768,903
                                                       -------------
Total Long-Term Bonds
  (Cost $180,699,585)                                    189,301,866
                                                       -------------



                                              SHARES
COMMON STOCK (0.3%)
--------------------------------------------------------------------

MEXICO (0.3%)
Grupo Mexico SAB de C.V.                      75,000         543,750
                                                       -------------
Total Common Stock
  (Cost $514,500)                                            543,750
                                                       -------------


                                            NOTIONAL
                                              AMOUNT
PURCHASED CALL SWAPTION (0.0%)++
--------------------------------------------------------------------

Credit Default Swap--Dow Jones
  CDX N.A. HY9 Index
  Strike Price $100.00
  Expire 9/22/08                         $ 5,000,000          42,500
                                                       -------------
Total Purchased Call
  Swaption
  (Cost $61,000)                                              42,500
                                                       -------------



                                              SHARES
SHORT-TERM INVESTMENT (0.8%)
--------------------------------------------------------------------


INVESTMENT COMPANY (0.8%)
State Street Navigator
  Securities Lending
  Prime Portfolio (e)                      1,608,506       1,608,506
                                                       -------------
Total Short-Term
  Investment
  (Cost $1,608,506)                                        1,608,506
                                                       -------------
Total Investments
  (Cost $182,883,591) (f)                       96.5%    191,496,622
Cash and Other Assets,
  Less Liabilities                               3.5       7,048,280
                                               -----    ------------
Net Assets                                     100.0%  $ 198,544,902
                                               =====    ============






14    MainStay Global High Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

++   Less than one-tenth of a percent.
+++  All of the Fund's liquid assets are
     "earmarked" to cover potential senior
     securities transactions which may
     include, but are not limited to, swaps,
     forwards, TBA's, options and futures.
     These securities are marked-to-market
     daily and reviewed against the value of
     the Fund's potential senior securities
     holdings to ensure proper coverage for
     these transactions.
(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities
     is $1,569,607; cash collateral of
     $1,608,506 (included in liabilities) was
     received with which the Fund purchased
     highly liquid short-term investments.
(c)  Floating rate.  Rate shown is the rate in
     effect at April 30, 2008.
(d)  Fair valued security. The total market
     value of the security at April 30, 2008
     is $1,470,160, which represents 0.7% of
     the Fund's net assets.
(e)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(f)  At April 30, 2008, cost is $182,937,008
     for federal income tax purposes and net
     unrealized appreciation is as follows:




     Gross unrealized
       appreciation                 $  13,797,158
     Gross unrealized
       depreciation                    (5,237,544)
                                            -----
     Net unrealized appreciation    $   8,559,614
                                     ============




The following abbreviations are used in the above portfolio:
BRL--Brazilian Real
EGP--Egyptian Pound
MXN--Mexican Peso


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2008 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $182,883,591)
  including $1,569,607 market value
  of securities loaned               $191,496,622
Cash                                    3,812,592
Cash denominated in foreign
  currencies
  (identified cost $64,182)                62,945
Receivables:
  Dividends and interest                3,623,332
  Investment securities sold            2,115,962
  Fund shares sold                        474,344
Other assets                               49,684
Unrealized appreciation on foreign
  currency forward contracts               45,345
                                     ------------
     Total assets                     201,680,826
                                     ------------
LIABILITIES:
Securities lending collateral           1,608,506
Payables:
  Fund shares redeemed                    371,716
  Investment securities purchased         348,422
  Manager (See Note 3)                    117,471
  Transfer agent (See Note 3)              88,179
  NYLIFE Distributors (See Note 3)         87,065
  Shareholder communication                48,511
  Professional fees                        31,252
  Custodian                                20,454
  Trustees                                  1,208
Accrued expenses                              462
Dividend payable                          282,879
Unrealized depreciation on foreign
  currency forward contracts              129,799
                                     ------------
     Total liabilities                  3,135,924
                                     ------------
Net assets                           $198,544,902
                                     ============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding
  (par value of $.01 per share)
  unlimited
  number of shares authorized        $    178,440
Additional paid-in capital            187,434,684
                                     ------------
                                      187,613,124
Accumulated distributions in excess
  of net investment income               (206,456)
Accumulated undistributed net
  realized gain on investments and
  foreign currency transactions         2,579,424
Net unrealized appreciation on
  investments                           8,613,031
Net unrealized depreciation on
  translation of other assets and
  liabilities in foreign currencies
  and foreign currency forward
  contracts                               (54,221)
                                     ------------
Net assets                           $198,544,902
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 15,143,941
                                     ============
Shares of beneficial interest
  outstanding                           1,349,597
                                     ============
Net asset value per share
  outstanding                        $      11.22
Maximum sales charge (4.50% of
  offering price)                            0.53
                                     ------------
Maximum offering price per share
  outstanding                        $      11.75
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $107,758,282
                                     ============
Shares of beneficial interest
  outstanding                           9,652,965
                                     ============
Net asset value per share
  outstanding                        $      11.16
Maximum sales charge (4.50% of
  offering price)                            0.53
                                     ------------
Maximum offering price per share
  outstanding                        $      11.69
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 32,876,868
                                     ============
Shares of beneficial interest
  outstanding                           2,974,433
                                     ============
Net asset value and offering price
  per share outstanding              $      11.05
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $ 42,708,655
                                     ============
Shares of beneficial interest
  outstanding                           3,861,918
                                     ============
Net asset value and offering price
  per share outstanding              $      11.06
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $     57,156
                                     ============
Shares of beneficial interest
  outstanding                               5,121
                                     ============
Net asset value and offering price
  per share outstanding              $      11.16
                                     ============






16    MainStay Global High Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                           $  7,809,848
  Income from securities
     loaned--net                           22,178
  Dividends                                18,340
                                     ------------
     Total income                       7,850,366
                                     ------------
EXPENSES:
  Manager (See Note 3)                    724,490
  Distribution--Class B (See Note
     3)                                   131,232
  Distribution--Class C (See Note
     3)                                   163,489
  Distribution/Service--Investor
     Class (See Note 3)                     3,136
  Distribution/Service--Class A
     (See Note 3)                         157,301
  Service--Class B (See Note 3)            43,744
  Service--Class C (See Note 3)            54,496
  Transfer agent--Investor Class
     (See Note 3)                           4,231
  Transfer agent--Class A (See Note
     3)                                   151,243
  Transfer agent--Classes B and C
     (See Note 3)                         102,921
  Transfer agent--Class I (See Note
     3)                                        82
  Shareholder communication                36,309
  Professional fees                        33,585
  Registration                             32,223
  Custodian                                29,013
  Recordkeeping                            23,610
  Trustees                                  3,411
  Miscellaneous                             5,706
                                     ------------
     Total expenses before
       recoupment                       1,700,222
  Net recouped fees (See Note 3)           10,796
                                     ------------
     Net expenses                       1,711,018
                                     ------------
Net investment income                   6,139,348
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on:
  Security transactions                 2,360,424
  Foreign currency transactions           272,443
                                     ------------
Net realized gain on investments
  and foreign currency transactions     2,632,867
                                     ------------
Net change in unrealized
  appreciation on:
  Security transactions               (10,123,743)
  Translation of other assets and
     liabilities in foreign
     currencies and foreign
     currency forward contracts          (248,432)
                                     ------------
Net change in unrealized
  appreciation on investments and
  foreign currency transactions       (10,372,175)
                                     ------------
Net realized and unrealized loss on
  investments and foreign currency
  transactions                         (7,739,308)
                                     ------------
Net decrease in net assets
  resulting from operations          $ (1,599,960)
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2007


                                       2008           2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income         $  6,139,348   $ 11,660,334
 Net realized gain on
  investments and foreign
  currency transactions           2,632,867      4,328,853
 Net change in unrealized
  appreciation on investments
  and foreign currency
  transactions                  (10,372,175)      (204,230)
                               ---------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                     (1,599,960)    15,784,957
                               ---------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Investor Class                  (70,177)            --
    Class A                      (3,859,175)    (7,399,296)
    Class B                        (945,916)    (2,046,521)
    Class C                      (1,189,371)    (2,225,143)
    Class I                          (1,823)          (412)
                               ---------------------------
                                 (6,066,462)   (11,671,372)
                               ---------------------------
 From net realized gain on investments:
    Class A                      (2,676,994)    (2,758,640)
    Class B                        (753,826)      (970,992)
    Class C                        (915,247)      (936,486)
    Class I                          (1,091)            --
                               ---------------------------
                                 (4,347,158)    (4,666,118)
                               ---------------------------
 Total dividends and
     distributions to
     shareholders               (10,413,620)   (16,337,490)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         20,963,339     61,305,555
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions               7,489,371     11,471,891
 Cost of shares redeemed        (36,971,513)   (57,268,903)
                               ---------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions                (8,518,803)    15,508,543
                               ---------------------------
    Net increase (decrease)
     in net assets              (20,532,383)    14,956,010

NET ASSETS:
Beginning of period             219,077,285    204,121,275
                               ---------------------------
End of period                  $198,544,902   $219,077,285
                               ===========================
Accumulated distributions in
 excess of net investment
 income at end of period       $   (206,456)  $   (279,342)
                               ===========================






18    MainStay Global High Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                      INVESTOR CLASS
                                      --------------                                      CLASS A
                                       FEBRUARY 28,           ---------------------------------------------------------------
                                          2008**              SIX MONTHS
                                          THROUGH                ENDED
                                         APRIL 30,             APRIL 30,                     YEAR ENDED OCTOBER 31,

                                      ---------------------------------------------------------------------------------------
                                          2008***               2008***             2007              2006              2005
Net asset value at beginning
  of period                               $ 11.27              $  11.81           $  11.82          $  11.44          $ 11.17
                                          -------              --------           --------          --------          -------
Net investment income                        0.12 (a)              0.35 (a)           0.67 (a)          0.69 (a)         0.73
Net realized and unrealized
  gain (loss) on investments                (0.06)                (0.42)              0.24              0.59 (e)         0.49
Net realized and unrealized
  gain (loss) on foreign
  currency transactions                      0.00 (b)              0.00 (b)           0.01              0.01             0.00 (b)
                                          -------              --------           --------          --------          -------
Total from investment
  operations                                 0.06                 (0.07)              0.92              1.29             1.22
                                          -------              --------           --------          --------          -------
Less dividends and
  distributions:
  From net investment income                (0.11)                (0.35)             (0.67)            (0.91)           (0.76)
  From net realized gain on
     investments                               --                 (0.23)             (0.26)               --            (0.19)
                                          -------              --------           --------          --------          -------
Total dividends and
  distributions                             (0.11)                (0.58)             (0.93)            (0.91)           (0.95)
                                          -------              --------           --------          --------          -------
Net asset value at end of
  period                                  $ 11.22              $  11.16           $  11.81          $  11.82          $ 11.44
                                          =======              ========           ========          ========          =======
Total investment return (c)                  0.49%(f)             (0.55%)(f)          8.11%            11.75%(d)(e)     11.35%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                      6.48% +               6.22% +            5.70%             5.97%            6.63%
  Net expenses                               1.46% +               1.35% +            1.40%             1.40%            1.43%
  Expenses (before
     recoupment/
     waiver/reimbursement)                   1.46% +               1.34% +            1.37%             1.43%(d)         1.46%
Portfolio turnover rate                        17%                   17%                30%               33%              34%
Net assets at end of period
  (in 000's)                              $15,144              $107,758           $135,321          $121,810          $86,515
                                                            CLASS A
                                      --------------------------------------------------
                                        YEAR            JANUARY 1,
                                       ENDED              2003*
                                      OCTOBER            THROUGH             YEAR ENDED
                                        31,            OCTOBER 31,          DECEMBER 31,

                                      --------------------------------------------------
                                        2004               2003                 2002
Net asset value at beginning
  of period                           $ 10.49            $  8.89               $  8.72
                                      -------            -------               -------
Net investment income                    0.76               0.63                  0.73
Net realized and unrealized
  gain (loss) on investments             0.67               1.56                  0.19
Net realized and unrealized
  gain (loss) on foreign
  currency transactions                  0.00 (b)           0.00 (b)             (0.01)
                                      -------            -------               -------
Total from investment
  operations                             1.43               2.19                  0.91
                                      -------            -------               -------
Less dividends and
  distributions:
  From net investment income            (0.75)             (0.59)                (0.74)
  From net realized gain on
     investments                           --                 --                    --
                                      -------            -------               -------
Total dividends and
  distributions                         (0.75)             (0.59)                (0.74)
                                      -------            -------               -------
Net asset value at end of
  period                              $ 11.17            $ 10.49               $  8.89
                                      =======            =======               =======
Total investment return (c)             14.26%             25.21%(f)             11.01%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                  7.29%              7.75% +               8.49%
  Net expenses                           1.53%              1.63% +               1.70%
  Expenses (before
     recoupment/
     waiver/reimbursement)               1.53%              1.63% +               1.91%
Portfolio turnover rate                    24%                34%                   92%
Net assets at end of period
  (in 000's)                          $44,434            $34,371               $22,754




                                                                       CLASS C
                       -------------------------------------------------------------------------------------------------------
                                                                                                 JANUARY 1,
                       SIX MONTHS                                                                  2003*
                          ENDED                                                                   THROUGH          YEAR ENDED
                        APRIL 30,                     YEAR ENDED OCTOBER 31,                    OCTOBER 31,       DECEMBER 31,

                       -------------------------------------------------------------------------------------------------------
                         2008***          2007          2006          2005          2004            2003              2002
Net asset value
  at beginning
  of period              $ 11.70        $ 11.72       $ 11.36       $ 11.10       $ 10.44         $  8.86            $ 8.68
                         -------        -------       -------       -------       -------         -------            ------
Net investment
  income                    0.30 (a)       0.58 (a)      0.60 (a)      0.65          0.69            0.57              0.67
Net realized and
  unrealized
  gain (loss) on
  investments              (0.41)          0.23          0.58 (e)      0.48          0.65            1.54              0.20
Net realized and
  unrealized
  gain (loss) on
  foreign
  currency
  transactions              0.00 (b)       0.01          0.01         (0.00)(b)     (0.00)(b)        0.00(b)          (0.01)
                         -------        -------       -------       -------       -------         -------            ------
Total from
  investment
  operations               (0.11)          0.82          1.19          1.13          1.34            2.11              0.86
                         -------        -------       -------       -------       -------         -------            ------
Less dividends
  and
  distributions:
  From net
     investment
     income                (0.30)         (0.58)        (0.83)        (0.68)        (0.68)          (0.53)            (0.68)
  From net
     realized
     gain on
     investments           (0.23)         (0.26)           --         (0.19)           --              --                --
                         -------        -------       -------       -------       -------         -------            ------
Total dividends
  and
  distributions            (0.53)         (0.84)        (0.83)        (0.87)        (0.68)          (0.53)            (0.68)
                         -------        -------       -------       -------       -------         -------            ------
Net asset value
  at end of
  period                 $ 11.06        $ 11.70       $ 11.72       $ 11.36       $ 11.10         $ 10.44            $ 8.86
                         =======        =======       =======       =======       =======         =======            ======
Total investment
  return (c)               (0.86%)(f)      7.28%        10.87%(d)(e)  10.62%        13.36%          24.33%(f)         10.33%
Ratios (to average net assets)/Supplemental
  Data:
  Net investment
     income                 5.45%+         4.95%         5.22%         5.88%         6.54%           7.00%+            7.74%
  Net expenses              2.12%+         2.15%         2.15%         2.18%         2.28%           2.38%+            2.45%
  Expenses
     (before
     recoupment/
     waiver/-
     reimburse-
     ment)                  2.12%+         2.12%         2.18%(d)      2.21%         2.28%           2.38%+            2.66%
Portfolio
  turnover rate               17%            30%           33%           34%           24%             34%               92%
Net assets at
  end of period
  (in 000's)             $42,709        $45,786       $39,176       $28,547       $16,455         $11,031            $8,060




*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
***  Unaudited.
+    Annualized.
(a)  Per share data based on average shares outsharing during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestments of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Includes nonrecurring reimbursements from the Manager for professional fees costs. The effect on total return was less than one-hundredth of a percent.
(e)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses was less than
     $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(f)  Total return is not annualized.





20    MainStay Global High Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                            CLASS B
              ---------------------------------------------------------------------------------------------------
                                                                                                       JANUARY 1,
              SIX MONTHS                                                                                 2003*
                 ENDED                                                                                  THROUGH
               APRIL 30,                            YEAR ENDED OCTOBER 31,                            OCTOBER 31,

              ---------------------------------------------------------------------------------------------------
                2008***             2007             2006             2005             2004               2003
                $ 11.70           $ 11.72          $ 11.36          $ 11.10          $ 10.44            $  8.86
                -------           -------          -------          -------          -------            -------
                   0.30 (a)          0.58 (a)         0.60 (a)         0.65             0.69               0.57

                  (0.42)             0.23             0.58 (e)         0.48             0.65               1.54

                   0.00 (b)          0.01             0.01            (0.00)(b)        (0.00)(b)           0.00 (b)
                -------           -------          -------          -------          -------            -------
                  (0.12)             0.82             1.19             1.13             1.34               2.11
                -------           -------          -------          -------          -------            -------

                  (0.30)            (0.58)           (0.83)           (0.68)           (0.68)             (0.53)
                  (0.23)            (0.26)              --            (0.19)              --                 --
                -------           -------          -------          -------          -------            -------
                  (0.53)            (0.84)           (0.83)           (0.87)           (0.68)             (0.53)
                -------           -------          -------          -------          -------            -------
                $ 11.05           $ 11.70          $ 11.72          $ 11.36          $ 11.10            $ 10.44
                =======           =======          =======          =======          =======            =======
                  (0.94%)(f)         7.28%           10.87%(d)(e)     10.62%           13.36%             24.33% (f)

                   5.41% +           4.95%            5.22%            5.88%            6.54%              7.00% +
                   2.16% +           2.15%            2.15%            2.18%            2.28%              2.38% +

                   2.12% +           2.12%            2.18%(d)         2.21%            2.28%              2.38% +
                     17%               30%              33%              34%              24%                34%
                $32,877           $37,913          $43,136          $57,500          $31,459            $26,881
                 CLASS B
              ------------
               YEAR ENDED
              DECEMBER 31,

              ------------
                  2002
                 $  8.68
                 -------
                    0.67

                    0.20

                   (0.01)
                 -------
                    0.86
                 -------

                   (0.68)
                      --
                 -------
                   (0.68)
                 -------
                 $  8.86
                 =======
                   10.33%

                    7.74%
                    2.45%

                    2.66%
                      92%
                 $16,708




                    CLASS I
           ------------------------
                         AUGUST 31,
           SIX MONTHS      2007**
              ENDED       THROUGH
            APRIL 30,   OCTOBER 31,

           ------------------------
             2008***        2007
             $11.81        $11.26
             ------        ------
               0.36 (a)      0.11 (a)

              (0.41)         0.52

               0.00 (b)      0.04
             ------        ------
              (0.05)         0.67
             ------        ------


              (0.37)        (0.12)

              (0.23)           --
             ------        ------
              (0.60)        (0.12)
             ------        ------
             $11.16        $11.81
             ======        ======
              (0.40%)(f)     5.95%(f)

               6.43%+        6.12% +
               1.14%+        1.15% +

               1.16%+        0.99% +
                 17%           30%
             $   57        $   57




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and comprises twenty-one funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Global High Income Fund (the "Fund").

The Fund currently offers five classes of shares. Class A shares and Class B shares commenced on June 1, 1998. Class C shares commenced on September 1, 1998. Class I shares commenced on August 31, 2007. Investor Class shares commenced on February 28, 2008. Investor Class and Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek to provide maximum current income by investing primarily in high yield debt securities of non-U.S. issuers. Capital appreciation is a secondary objective. The Fund is "non-diversified," which means that it may invest a greater percentage of its assets than diversified funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.

The Fund's principal investments include high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager, (as defined in Note 3), in consultation with a Fund's Subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with a Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which


22    MainStay Global High Income Fund
there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor (if applicable), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2008, the Fund held securities with a value of $1,470,160 that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3, conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Fund's 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3, determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors including, but not limited to, ongoing analyses of tax laws and regulations, and interpretations, thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


                                                   mainstayinvestments.com    23

(G) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations. (See Note 5.)

(H) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(I) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(J) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.



24    MainStay Global High Income Fund

The Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.70% on assets up to $500 million and 0.65% on assets in excess of $500 million.

Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.50%; Class A, 1.31%; Class B, 2.25%; Class C, 2.25%; and Class I, 1.15%. These expense limitations may be modified or terminated only with the approval of the Board of Trustees. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the six months ended April 30, 2008, NYLIM earned fees from the Fund in the amount of $724,490 and recouped $10,796.

As of April 30, 2008, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

    OCTOBER 31,
   2009*     TOTAL
 $2,116     $2,116
------------------



* The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

Between August 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses did not exceed the following amounts of average daily net assets for each class: Class A, 1.40%; Class B, 2.15%; Class C, 2.15%; and Class I, 1.15%. Prior to August 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.

State Street Bank and Trust Company ("SSBT"), 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, SSBT is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted a distribution plan (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the Fund, for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $1,209 and $15,391, respectively, for the six months ended April 30, 2008. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $51,769, $41,181 and $5,745, respectively, for the six months ended April 30, 2008.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the six months ended April 30, 2008, amounted to $258,477.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency

                                                   mainstayinvestments.com    25
expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(F) CAPITAL. At April 30, 2008, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Investor Class                 $   25,009     0.2%
------------------------------------------------------
Class A                         6,656,507     6.2
------------------------------------------------------
Class C                               334     0.0*
------------------------------------------------------
Class I                            26,251    45.9
------------------------------------------------------



* Less than one-tenth of a percent.

(G) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the six months ended April 30, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $3,467.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $23,610 for the six months ended April 30, 2008.

NOTE 4--FEDERAL INCOME TAX:

The tax character of distributions paid during the year ended October 31, 2007 shown in the Statement of Changes in Net Assets, was as follows:

                                            2007
Distributions paid from:
  Ordinary Income                    $11,669,574
  Long-Term Capital Gains              4,667,916
------------------------------------------------
                                     $16,337,490
------------------------------------------------



NOTE 5--FOREIGN CURRENCY FORWARD CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:

Foreign currency forward contracts open at April 30, 2008:

                                                           CONTRACT       CONTRACT        UNREALIZED
                                                             AMOUNT         AMOUNT     APPRECIATION/
                                                          PURCHASED           SOLD    (DEPRECIATION)
Foreign Currency Buy Contracts:
----------------------------------------------------------------------------------------------------
Indian Rupee vs. U.S. Dollar, expiring 10/7/08    INR    40,290,000    $ 1,000,000          $(13,406)
----------------------------------------------------------------------------------------------------
Indonesian Rupiah vs. U.S. Dollar, expiring
  7/14/08                                         IDR20,457,250,000      2,150,000            45,345
----------------------------------------------------------------------------------------------------
Turkish Lira vs. U.S. Dollar, expiring 5/5/08     TRY     1,319,500      1,094,294           (60,954)
----------------------------------------------------------------------------------------------------

                                                           CONTRACT       CONTRACT
                                                             AMOUNT         AMOUNT
                                                               SOLD      PURCHASED
Foreign Currency Sale Contracts:
----------------------------------------------------------------------------------------------------
Indonesian Rupiah vs. U.S. Dollar, expiring
  7/14/08                                         IDR20,457,250,000    $(2,193,807)           (1,538)
----------------------------------------------------------------------------------------------------
Turkish Lira vs. U.S. Dollar, expiring 5/5/08     TRY     1,319,500       (979,439)          (53,901)
----------------------------------------------------------------------------------------------------
Net unrealized depreciation on foreign currency forward contracts                           $(84,454)
----------------------------------------------------------------------------------------------------



Foreign Currency held at April 30, 2008:

                        CURRENCY      COST      VALUE

Argentinian Peso      ARS178,821    $57,929    $56,526
------------------------------------------------------
Egyptian Pound        EGP 34,469      6,253      6,419
------------------------------------------------------
                                    $64,182    $62,945
------------------------------------------------------






26    MainStay Global High Income Fund

NOTE 6--CUSTODIAN:

SSBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds pay a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which serves as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six months ended April 30, 2008.

NOTE 8--PURCHASES AND SALES OF
SECURITIES (IN 000'S):

During the six months ended April 30, 2008, purchases and sales of U.S. Government securities were $809 and $558, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $32,638 and $45,877, respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS:


 INVESTOR CLASS                  SHARES       AMOUNT
Period ended April 30, 2008*:

Shares sold                       25,554   $   286,714
Shares issued to shareholders
  in reinvestment of
  dividends and distributions      5,969        66,961
Shares redeemed                  (53,454)     (599,003)
                               -----------------------
Net decrease in shares
  outstanding before
  conversion                     (21,931)     (245,328)
Shares converted from Class A
  (See Note 1)                 1,361,289    15,096,699
Shares converted from Class B
  (See Note 1)                    10,239       114,579
                               -----------------------
Net increase                   1,349,597   $14,965,950
                               =======================



* Investor Class shares were first offered on February 28, 2008.

 CLASS A                        SHARES        AMOUNT
Six months ended April 30,
  2008:

Shares sold                    1,198,737   $ 13,589,275
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              416,022      4,714,581
Shares redeemed               (2,137,778)   (24,128,701)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (523,019)    (5,824,845)
Shares reacquired upon
  conversion into Investor
  Class (See Note 1)          (1,367,455)   (15,096,699)
Shares converted from Class
  B
  (See Note 1)                    83,903        942,369
                              -------------------------
Net decrease                  (1,806,571)  $(19,979,175)
                              =========================

Year ended October 31, 2007:

Shares sold                    3,312,514   $ 38,935,957
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              610,602      7,156,143
Shares redeemed               (3,035,084)   (35,495,220)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                     888,032     10,596,880
Shares converted from Class
  B
  (See Note 1)                   266,067      3,114,762
                              -------------------------
Net increase                   1,154,099   $ 13,711,642
                              =========================




 CLASS B                         SHARES       AMOUNT
Six months ended April 30,
  2008:

Shares sold                      199,486   $ 2,230,258
Shares issued to shareholders
  in reinvestment of dividends
  and distributions              122,523     1,375,320
Shares redeemed                 (493,040)   (5,509,037)
                                ----------------------
Net decrease in shares
  outstanding before
  conversion                    (171,031)   (1,903,459)
Shares reacquired upon
  conversion into Class A (See
  Note 1)                        (84,777)     (942,369)
Shares reacquired upon
  conversion into Investor
  Class (See Note 1)             (10,397)     (114,579)
                                ----------------------
Net decrease                    (266,205)  $(2,960,407)
                                ======================

Year ended October 31, 2007:

Shares sold                      467,515   $ 5,463,284
Shares issued to shareholders
  in reinvestment of dividends
  and distributions              204,494     2,377,543
Shares redeemed                 (842,768)   (9,783,767)
                                ----------------------
Net decrease in shares
  outstanding before
  conversion                    (170,759)   (1,942,940)
Shares reacquired upon
  conversion into Class A (See
  Note 1)                       (268,428)   (3,114,762)
                                ----------------------
Net decrease                    (439,187)  $(5,057,702)
                                ======================





                                                   mainstayinvestments.com    27

 CLASS C                        SHARES        AMOUNT
Six months ended April 30,
  2008:

Shares sold                      433,386   $  4,853,185
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              118,527      1,331,136
Shares redeemed                 (602,375)    (6,732,772)
                              -------------------------
Net decrease                     (50,462)  $   (548,451)
                              =========================

Year ended October 31, 2007:

Shares sold                    1,441,124   $ 16,851,314
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              166,779      1,937,942
Shares redeemed               (1,037,635)   (11,989,916)
                              -------------------------
Net increase                     570,268   $  6,799,340
                              =========================




 CLASS I                          SHARES    AMOUNT
Six months ended April 30, 2008:

Shares sold                          345   $ 3,907
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                      121     1,373
Shares redeemed                     (172)   (2,000)
                                  ----------------
Net increase                         294   $ 3,280
                                  ================

Year ended October 31, 2007:

Shares sold                        4,804   $55,000
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                       23       263
                                  ----------------
Net increase                       4,827   $55,263
                                  ================



NOTE 10--OTHER MATTERS:

In 2004 the Securities and Exchange Commission ("SEC") raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to that fund's shareholders. Discussions are in progress with the SEC staff concerning a resolution of this matter.

NOTE 11--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2008, the Fund does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.








28    MainStay Global High Income Fund

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or (ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).




                                                   mainstayinvestments.com    29

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY LARGE CAP OPPORTUNITY FUND(2)
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP OPPORTUNITY FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND(2)
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A012996         (RECYCLE LOGO)            MS156-08           MSGH10-06/08
                                                                          20

 (MAINSTAY LOGO)


                 MAINSTAY

                 COMMON STOCK FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2008

MESSAGE FROM

THE PRESIDENT
Stock and bond investors alike faced a series of challenges during the six months ended April 30, 2008. Lower real estate prices, slowing construction activity and weak consumer spending all took a toll on the U.S. economy. Growth in real gross national product declined dramatically in the fourth quarter of 2007 and, according to preliminary estimates, recovered only slightly in the first quarter of 2008.

Many financial institutions faced substantial write-downs on subprime mortgages and other lower-quality loans. As banks began to tighten their lending requirements, homeowners and businesses found it more difficult to raise needed capital. Recognizing the need for additional liquidity, the Federal Open Market Committee lowered the federal funds target rate and announced various programs to provide additional liquidity for financial institutions.

As the subprime mortgage crisis escalated, bond investors moved away from higher-risk debt securities toward the relative safety of U.S. Treasury issues. Caution also gripped the equity market as many investors shifted assets into sectors that tend to remain stable in periods of economic weakness.

Bonds generally fared much better than stocks during the six months ended April 30, 2008. All major U.S. stock market indexes declined over the same period, but small-capitalization stocks suffered the most. Among mid-cap and large-cap stocks, growth-oriented issues outperformed value-oriented ones. The market, which steadily declined until early March, closed the period with a modest upturn.

What is the best way to weather difficult markets? At MainStay, we believe that the consistent application of time-tested investment principles makes sense for investors with a long-term time horizon. All of our portfolio managers are aware of the forces that affected the markets during the six-month reporting period. Some may have significantly altered Fund positions to accommodate shifting market dynamics. Others may have simply stayed the course, with only minor portfolio adjustments. By paying close attention to the investment objectives and strategies of the respective Funds they manage, our portfolio managers seek to optimize performance over the long term.

The report that follows provides further details about the market forces and management decisions that affected your investment in MainStay Funds from November 1, 2007, through April 30, 2008. We hope that as you review these short-term results, you will maintain the long-term perspective that sound investing calls for in a shifting economic and market environment.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President




                        Not part of the Semiannual Report

 (MAINSTAY LOGO)


                 MAINSTAY

                 COMMON STOCK FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2008

TABLE OF CONTENTS




Semiannual Report
---------------------------------------------

Investment and Performance Comparison       5
---------------------------------------------

Portfolio Management Discussion and
Analysis                                   10
---------------------------------------------

Portfolio of Investments                   12
---------------------------------------------

Financial Statements                       17
---------------------------------------------

Notes to Financial Statements              22
---------------------------------------------

Proxy Voting Policies and Procedures and
Proxy Voting Record                        28
---------------------------------------------

Shareholder Reports and Quarterly
Portfolio Disclosure                       28

INVESTMENT AND PERFORMANCE COMPARISON*


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUC-TUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(1)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL             SIX        ONE      FIVE      SINCE
TOTAL RETURNS             MONTHS     YEAR     YEARS    INCEPTION
----------------------------------------------------------------
With sales charges       -15.23%    -12.06%    8.59%      3.59%
Excluding sales charges  -10.30      -6.94     9.82       4.18




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL             SIX        ONE      FIVE      SINCE
TOTAL RETURNS             MONTHS     YEAR     YEARS    INCEPTION
----------------------------------------------------------------
With sales charges       -15.29%    -12.13%    8.57%      3.58%
Excluding sales charges  -10.36      -7.01     9.81       4.18




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL             SIX        ONE      FIVE      SINCE
TOTAL RETURNS             MONTHS     YEAR     YEARS    INCEPTION
----------------------------------------------------------------
With sales charges       -14.80%    -11.94%    8.72%      3.40%
Excluding sales charges  -10.70      -7.70     9.00       3.40




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)


* Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund- share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00%, if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors and individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain

THE DISCLOSURE AND FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES(2)--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL             SIX       ONE      FIVE      SINCE
TOTAL RETURNS             MONTHS     YEAR    YEARS    INCEPTION
---------------------------------------------------------------
With sales charges       -11.52%    -8.54%    9.01%      3.40%
Excluding sales charges  -10.70     -7.70     9.01       3.40




                                                            (With sales charges)
                                                            (PERFORMANCE GRAPH)



CLASS I SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL             SIX       ONE      FIVE      SINCE
TOTAL RETURNS             MONTHS     YEAR    YEARS    INCEPTION
---------------------------------------------------------------
                         -10.05%    -6.35%   10.38%      4.58%




                                                            (PERFORMANCE GRAPH)



CLASS R2 SHARES(4)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL             SIX       ONE      FIVE      SINCE
TOTAL RETURNS             MONTHS     YEAR    YEARS    INCEPTION
---------------------------------------------------------------
                         -10.41%    -7.11%    9.70%      4.07%




                                                            (PERFORMANCE GRAPH)


 management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
1. Investor Class shares were first offered to the public on February 28, 2008. Performance figures for Investor Class shares include the historical performance of Class A shares from inception (June 1, 1998) through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for the Investor Class shares might have been lower.
2. Performance figures for Class C shares, first offered to the public on September 1, 1998, include the historical performance of Class B shares from inception (June 1, 1998) through August 31, 1998.
3. Performance figures for Class I shares, first offered on December 28, 2004, include historical performance of Class A shares from inception (June 1, 1998 ) through December 27, 2004, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for the Class I shares might have been lower.
4. Performance figures for Class R2 shares, first offered to the public on December 14, 2007, include the historical performance of Class A shares from inception (June 1, 1998) through April 30, 2008, adjusted for differences in fees and expenses.

THE DISCLOSURE ON THE PRECEDING PAGE AND THE FOOTNOTES ON THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Common Stock Fund

 BENCHMARK PERFORMANCE                     SIX      ONE      FIVE      SINCE
                                         MONTHS     YEAR    YEARS    INCEPTION
------------------------------------------------------------------------------
S&P 500(R) Index(5)                       -9.64%   -4.68%   10.62%      4.11%
Russell 1000(R) Index(6)                  -9.54    -4.62    11.23       4.51
Average Lipper large-cap core fund(7)    -10.27    -4.98     9.61       3.39



5. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. The S&P 500(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
6. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    7

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY COMMON STOCK FUND
--------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2007, to April 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2007, to April 30, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended April 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                             ENDING ACCOUNT
                                             ENDING ACCOUNT                   VALUE (BASED
                                              VALUE (BASED                   ON HYPOTHETICAL
                                BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                 ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                  VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/07(3)        4/30/08       PERIOD(1)         4/30/08        PERIOD(1)

INVESTOR CLASS SHARES(2)        $1,000.00       $1,006.80        $2.36          $1,006.12         $ 2.36
---------------------------------------------------------------------------------------------------------

CLASS A SHARES                  $1,000.00       $  896.40        $5.94          $1,018.60         $ 6.32
---------------------------------------------------------------------------------------------------------

CLASS B SHARES                  $1,000.00       $  893.00        $9.70          $1,014.62         $10.32
---------------------------------------------------------------------------------------------------------

CLASS C SHARES                  $1,000.00       $  893.00        $9.74          $1,014.57         $10.37
---------------------------------------------------------------------------------------------------------

CLASS I SHARES                  $1,000.00       $  899.50        $2.93          $1,021.78         $ 3.12
---------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.39% for Investor Class, 1.26% for Class A, 2.06% for Class B, 2.07% for Class C and 0.62% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 days for Classes A, B, C and I (to reflect the one-half year period) and 62 days for Investor Class (to reflect the since-inception period).

2. Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2008. Had these shares been offered for the full six-month period ended April 30, 2008, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $6.97 and the ending account value would have been $1,017.95.

3. Investor Class shares commenced operations on February 28, 2008.



8    MainStay Common Stock Fund

 INDUSTRY COMPOSITION AS OF APRIL 30, 2008



Oil, Gas & Consumable Fuels             14.4%
Insurance                                7.8
Computers & Peripherals                  6.5
Capital Markets                          4.7
Software                                 4.2
Diversified Telecommunication
  Services                               3.9
Specialty Retail                         3.6
Pharmaceuticals                          3.5
Health Care Providers & Services         3.2
Semiconductors & Semiconductor
  Equipment                              3.2
Aerospace & Defense                      3.1
Industrial Conglomerates                 3.0
Machinery                                2.7
Chemicals                                2.6
Media                                    2.6
Energy Equipment & Services              2.5
Household Products                       2.4
Metals & Mining                          2.3
Diversified Financial Services           1.9
Beverages                                1.8
Internet Software & Services             1.8
Communications Equipment                 1.6
Consumer Finance                         1.5
Food & Staples Retailing                 1.4
Health Care Equipment & Supplies         1.4
Road & Rail                              1.3
Electric Utilities                       1.2
Exchange Traded Fund                     1.1%
IT Services                              1.0
Textiles, Apparel & Luxury Goods         0.9
Tobacco                                  0.9
Electronic Equipment & Instruments       0.7
Household Durables                       0.7
Air Freight & Logistics                  0.6
Airlines                                 0.6
Biotechnology                            0.5
Food Products                            0.4
Internet & Catalog Retail                0.4
Building Products                        0.3
Commercial Banks                         0.2
Commercial Services & Supplies           0.2
Construction & Engineering               0.2
Electrical Equipment                     0.2
Leisure Equipment & Products             0.2
Wireless Telecommunication Services      0.2
Auto Components                          0.1
Diversified Consumer Services            0.1
Life Sciences Tools & Services           0.1
Multiline Retail                         0.1
Containers & Packaging                   0.0*
Hotels, Restaurants & Leisure            0.0*
Thrifts & Mortgage Finance               0.0*
Real Estate Management & Development     0.0*
Cash and Other Assets, Less
  Liabilities                            0.2
                                       -----
                                       100.0%
                                       =====





* Less than one-tenth of a percent.

See Portfolio of Investments on page 12 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  ExxonMobil Corp.
    2.  Microsoft Corp.
    3.  AT&T, Inc.
    4.  Procter & Gamble Co. (The)
    5.  General Electric Co.
    6.  International Business Machines Corp.
    7.  ConocoPhillips
    8.  Intel Corp.
    9.  Cisco Systems, Inc.
   10.  Verizon Communications, Inc.






                                                    mainstayinvestments.com    9

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS HARVEY FRAM, CFA, AND MIGENE KIM OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE FUND'S MANAGER.

HOW DID MAINSTAY COMMON STOCK FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2008?

Excluding all sales charges, MainStay Common Stock Fund returned -10.30% for Investor Class shares,(1) -10.36% for Class A shares, -10.70% for Class B shares and -10.70% for Class C shares for the six months ended April 30, 2008. Over the same period, the Fund's Class I shares returned -10.05% and Class R2 shares(2) returned -10.41%. Investor Class, Class A, Class B, Class C and Class R2 shares underperformed--and Class I shares outperformed--the -10.27% return of the average Lipper(3) large-cap core fund. All share classes underperformed the -9.64% return of the S&P 500(R) Index(4) for the six months ended April 30, 2008. The S&P 500(R) Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

DURING THE REPORTING PERIOD, WHICH SECTORS MADE THE STRONGEST CONTRIBUTIONS TO THE FUND'S RELATIVE PERFORMANCE AND WHICH SECTORS MADE THE WEAKEST?

The sectors that made the greatest positive contributions to the Fund's performance relative to the S&P 500(R) Index were financials, energy and materials. The Fund maintained an underweight position in banks during the reporting period, which was beneficial because bank stocks tended to suffer from exposure to the subprime-mortgage crisis. Energy and materials stocks performed well as underlying commodity prices rose.

Consumer staples, health care and telecommunications were the Fund's weakest-performing sectors relative to the S&P 500(R) Index. As the equity market declined, many investors sought the relative stability of consumer staples stocks, and the Fund's under-weight position in the sector detracted from performance. In the health care sector, where the Fund had an overweight position, HMO stocks fell on weaker-than-anticipated pricing power. In telecommunication services, the Fund held an overweight position in Sprint, which suffered from increased competition in the wireless industry and detracted from the Fund's performance.

WHICH INDIVIDUAL STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S ABSOLUTE PERFORMANCE DURING THE REPORTING PERIOD AND WHICH STOCKS DETRACTED?

In absolute terms, the strongest contributors to the Fund's performance during the reporting period were energy stocks Transocean, Hess and Occidental Petroleum. Major detractors included General Electric, Microsoft and Citigroup.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES AND SALES DURING THE REPORTING
PERIOD?

The Fund seeks stocks with attractive valuations, reliable earnings and strong price trends. Among the stocks purchased by the Fund during the reporting period were Monsanto and Wal-Mart Stores. Monsanto benefited from increased demand for its agricultural products as food prices continued to rise. We felt that discount retailer Wal-Mart Stores might perform well in a slow-growth or recessionary environment.

Securities that were sold during the reporting period included Citigroup and Halliburton. We sold Citigroup to decrease the Fund's exposure to the subprime-mortgage crisis. We sold Halliburton in favor of other energy stocks, which our proprietary investment model indicated were more attractive.


Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains.

1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. Performance for Class R2 shares prior to 12/14/07, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in fees and expenses for such shares.
3. See footnote on page 7 for more information on Lipper Inc.
4. See footnote on page 7 for more information on the S&P 500(R) Index.



10    MainStay Common Stock Fund

HOW DID THE FUND'S WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

Weighting changes in the Fund result from a combination of security performance and the Fund's proprietary quantitative security-selection process. During the reporting period, the Fund's weightings in the information technology and materials sectors increased. The Fund's weightings in the health care and financial sectors decreased.


HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of April 30, 2008, the Fund was overweight relative to the S&P 500(R) Index in energy, information technology and materials. On the same date, the Fund was underweight relative to the Index in consumer staples, health care and utilities.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    11

PORTFOLIO OF INVESTMENTS APRIL 30, 2008 UNAUDITED




                                   SHARES          VALUE
COMMON STOCKS (98.7%)+
---------------------------------------------------------

AEROSPACE & DEFENSE (3.1%)
Boeing Co. (The)                   61,945   $   5,256,653
L-3 Communications Holdings,
  Inc.                             18,138       2,021,480
Lockheed Martin Corp.              33,904       3,595,180
Northrop Grumman Corp.             34,332       2,525,805
Raytheon Co.                        7,000         447,790
United Technologies Corp.             152          11,015
                                            -------------
                                               13,857,923
                                            -------------

AIR FREIGHT & LOGISTICS (0.6%)
FedEx Corp.                        28,902       2,770,835
United Parcel Service, Inc.
  Class B                             678          49,094
                                            -------------
                                                2,819,929
                                            -------------

AIRLINES (0.6%)
Southwest Airlines Co.            188,095       2,490,378
                                            -------------


AUTO COMPONENTS (0.1%)
BorgWarner, Inc.                    5,637         277,059
                                            -------------


BEVERAGES (1.8%)
Coca-Cola Co. (The)                51,291       3,019,501
Coca-Cola Enterprises, Inc.        61,634       1,386,765
Molson Coors Brewing Co. Class
  B                                 4,317         236,744
Pepsi Bottling Group, Inc.
  (The)                            35,064       1,182,007
PepsiCo, Inc.                      30,522       2,091,673
                                            -------------
                                                7,916,690
                                            -------------

BIOTECHNOLOGY (0.5%)
Amgen, Inc. (a)                    24,463       1,024,266
Genzyme Corp. (a)                     405          28,492
Gilead Sciences, Inc. (a)          18,936         980,127
                                            -------------
                                                2,032,885
                                            -------------

BUILDING PRODUCTS (0.3%)
Masco Corp.                        57,610       1,049,078
Trane, Inc.                         4,765         221,620
                                            -------------
                                                1,270,698
                                            -------------

CAPITAL MARKETS (4.7%)
Ameriprise Financial, Inc.         46,561       2,211,182
Bank of New York Mellon Corp.
  (The)                           102,623       4,467,179
Charles Schwab Corp. (The)        168,921       3,648,694
Federated Investors, Inc.
  Class B                           5,434         181,930
Franklin Resources, Inc.           12,256       1,166,158
Goldman Sachs Group, Inc.
  (The)                               120          22,964
Merrill Lynch & Co., Inc.          10,531         524,760
Morgan Stanley                     41,237       2,004,118
Northern Trust Corp.               40,272       2,984,558
State Street Corp.                 48,979       3,533,345
Waddell & Reed Financial, Inc.
  Class A                           7,751         262,449
                                            -------------
                                               21,007,337
                                            -------------

CHEMICALS (2.6%)
Ashland, Inc.                       8,908         472,302
CF Industries Holdings, Inc.        8,804       1,177,095
Dow Chemical Co. (The)            106,003       4,256,020
Eastman Chemical Co.                   90           6,615
Lubrizol Corp. (The)                3,215         187,499
Monsanto Co.                       43,655       4,977,543
Terra Industries, Inc. (a)         16,848         637,865
                                            -------------
                                               11,714,939
                                            -------------

COMMERCIAL BANKS (0.2%)
GB&T Bancshares, Inc.                 449           3,870
Wells Fargo & Co.                  28,824         857,514
                                            -------------
                                                  861,384
                                            -------------

COMMERCIAL SERVICES & SUPPLIES (0.2%)
Allied Waste Industries, Inc.
  (a)                               8,623         106,580
Brink's Co. (The)                   5,491         399,470
Copart, Inc. (a)                    3,220         131,601
Monster Worldwide, Inc. (a)         4,343         105,665
Robert Half International,
  Inc.                              8,844         209,603
                                            -------------
                                                  952,919
                                            -------------

COMMUNICATIONS EQUIPMENT (1.6%)
V  Cisco Systems, Inc. (a)        268,537       6,885,289
Juniper Networks, Inc. (a)         16,588         458,161
                                            -------------
                                                7,343,450
                                            -------------

COMPUTERS & PERIPHERALS (6.5%)
Apple, Inc. (a)                    28,086       4,885,560
Dell, Inc. (a)                    111,854       2,083,840
EMC Corp. (a)                     215,563       3,319,670
Hewlett-Packard Co.               132,892       6,159,544
V  International Business
  Machines Corp.                   70,088       8,459,622
Lexmark International, Inc.
  Class A (a)                      17,978         564,329
NetApp, Inc. (a)                   87,292       2,112,466
QLogic Corp. (a)                   30,506         486,876
Western Digital Corp. (a)          40,215       1,165,833
                                            -------------
                                               29,237,740
                                            -------------

CONSTRUCTION & ENGINEERING (0.2%)
Fluor Corp.                         5,456         834,059
                                            -------------




 +  Percentages indicated are based on Fund net assets.
 Among the Fund's 10 largest holdings, as of April 30, 2008, excluding short-term investments. May be subject to change daily.


12    MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                   SHARES           VALUE
COMMON STOCKS (CONTINUED)
CONSUMER FINANCE (1.5%)
American Express Co.               26,052   $   1,251,017
Capital One Financial Corp.        67,663       3,586,139
Discover Financial Services       102,671       1,869,639
                                            -------------
                                                6,706,795
                                            -------------

CONTAINERS & PACKAGING (0.0%)++
Pactiv Corp. (a)                    8,956         213,063
                                            -------------


DIVERSIFIED CONSUMER SERVICES (0.1%)
Apollo Group, Inc. Class A (a)      8,879         451,941
                                            -------------


DIVERSIFIED FINANCIAL SERVICES (1.9%)
Bank of America Corp.              91,940       3,451,428
Citigroup, Inc.                    71,960       1,818,429
JPMorgan Chase & Co.               63,777       3,038,974
                                            -------------
                                                8,308,831
                                            -------------

DIVERSIFIED TELECOMMUNICATION SERVICES (3.9%)
V  AT&T, Inc.                     273,804      10,598,953
V  Verizon Communications,
  Inc.                            178,409       6,865,178
                                            -------------
                                               17,464,131
                                            -------------

ELECTRIC UTILITIES (1.2%)
Edison International               45,513       2,374,413
FirstEnergy Corp.                   6,118         462,766
FPL Group, Inc.                    35,333       2,342,225
                                            -------------
                                                5,179,404
                                            -------------

ELECTRICAL EQUIPMENT (0.2%)
Emerson Electric Co.               11,045         577,212
Hubbell, Inc. Class B               7,738         346,121
                                            -------------
                                                  923,333
                                            -------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.7%)
Agilent Technologies, Inc. (a)     11,246         339,742
Arrow Electronics, Inc. (a)        22,019         599,137
Avnet, Inc. (a)                     3,373          88,339
Molex, Inc.                        31,636         897,830
Tyco Electronics, Ltd.             37,590       1,406,242
                                            -------------
                                                3,331,290
                                            -------------

ENERGY EQUIPMENT & SERVICES (2.5%)
ENSCO International, Inc.          27,474       1,750,918
FMC Technologies, Inc. (a)          8,839         593,981
Helmerich & Payne, Inc.            11,669         627,209
Nabors Industries, Ltd. (a)        17,783         667,574
National Oilwell Varco, Inc.
  (a)                              27,418       1,876,762
Noble Corp.                         1,977         111,266
Patterson-UTI Energy, Inc.         17,243         481,769
Pride International, Inc. (a)      11,375         482,869
Schlumberger, Ltd.                 12,057       1,212,331
Superior Energy Services, Inc.
  (a)                               3,660         162,431
Transocean, Inc. (a)               20,389       3,006,562
                                            -------------
                                               10,973,672
                                            -------------

FOOD & STAPLES RETAILING (1.4%)
Costco Wholesale Corp.              7,591         540,859
Wal-Mart Stores, Inc.              95,883       5,559,296
                                            -------------
                                                6,100,155
                                            -------------

FOOD PRODUCTS (0.4%)
Archer-Daniels-Midland Co.         39,109       1,723,143
Hormel Foods Corp.                  6,878         271,062
                                            -------------
                                                1,994,205
                                            -------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.4%)
Baxter International, Inc.         17,469       1,088,668
Becton, Dickinson & Co.            15,031       1,343,771
C.R. Bard, Inc.                     9,603         904,315
Covidien, Ltd.                     37,920       1,770,485
DENTSPLY International, Inc.        3,676         142,886
Kinetic Concepts, Inc. (a)          1,256          49,813
Medtronic, Inc.                     3,105         151,151
Varian Medical Systems, Inc.
  (a)                              15,221         713,560
                                            -------------
                                                6,164,649
                                            -------------

HEALTH CARE PROVIDERS & SERVICES (3.2%)
Aetna, Inc.                        36,308       1,583,029
AmerisourceBergen Corp.            37,236       1,509,920
CIGNA Corp.                        34,728       1,483,233
Coventry Health Care, Inc. (a)      6,007         268,693
Health Net, Inc. (a)               15,025         440,082
Humana, Inc. (a)                   41,274       1,972,484
Lincare Holdings, Inc. (a)          7,449         181,309
McKesson Corp.                      6,926         360,983
Medco Health Solutions, Inc.
  (a)                              28,436       1,408,719
UnitedHealth Group, Inc.           81,961       2,674,387
WellPoint, Inc. (a)                49,008       2,438,148
                                            -------------
                                               14,320,987
                                            -------------

HOTELS, RESTAURANTS & LEISURE (0.0%)++
McDonald's Corp.                      496          29,552
                                            -------------


HOUSEHOLD DURABLES (0.7%)
Black & Decker Corp.               13,868         910,157
Centex Corp.                        3,764          78,366
D.R. Horton, Inc.                  39,398         610,275
KB Home                             9,091         204,547
Leggett & Platt, Inc.                 413           6,856
Lennar Corp. Class A                4,283          78,893
NVR, Inc. (a)                         955         585,893


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              13


                                   SHARES           VALUE
COMMON STOCKS (CONTINUED)
HOUSEHOLD DURABLES (CONTINUED)
Pulte Homes, Inc.                  33,516   $     437,049
Tupperware Brands Corp.             1,361          53,623
                                            -------------
                                                2,965,659
                                            -------------

HOUSEHOLD PRODUCTS (2.4%)
Church & Dwight Co., Inc.           1,464          83,184
Colgate-Palmolive Co.               9,592         678,154
V  Procter & Gamble Co. (The)     148,091       9,929,502
                                            -------------
                                               10,690,840
                                            -------------

INDUSTRIAL CONGLOMERATES (3.0%)
V  General Electric Co.           286,963       9,383,690
Teleflex, Inc.                      1,790          98,611
Tyco International, Ltd.           83,284       3,896,858
                                            -------------
                                               13,379,159
                                            -------------

INSURANCE (7.8%)
ACE, Ltd.                          59,321       3,576,463
Aflac, Inc.                        60,399       4,026,801
Allstate Corp. (The)               11,140         561,010
American International Group,
  Inc.                             49,027       2,265,047
Aon Corp.                           9,282         421,310
Assurant, Inc.                     20,904       1,358,760
First American Corp.                2,028          66,518
Genworth Financial, Inc. Class
  A                               111,650       2,574,649
HCC Insurance Holdings, Inc.       10,153         250,576
Lincoln National Corp.             31,169       1,675,645
Loews Corp.                        68,822       2,898,094
MetLife, Inc.                      46,831       2,849,666
Old Republic International
  Corp.                            24,831         356,325
Principal Financial Group,
  Inc.                             59,126       3,172,701
Prudential Financial, Inc.         52,387       3,966,220
SAFECO Corp.                          397          26,496
StanCorp Financial Group, Inc.      1,136          58,209
Travelers Cos., Inc. (The)         61,427       3,095,921
Unum Group                         47,508       1,102,661
W.R. Berkley Corp.                 21,588         554,596
                                            -------------
                                               34,857,668
                                            -------------

INTERNET & CATALOG RETAIL (0.4%)
Expedia, Inc. (a)                  39,882       1,007,419
IAC/InterActiveCorp. (a)           46,061         958,529
                                            -------------
                                                1,965,948
                                            -------------

INTERNET SOFTWARE & SERVICES (1.8%)
eBay, Inc. (a)                    136,581       4,273,619
Google, Inc. Class A (a)            2,974       1,707,938
VeriSign, Inc. (a)                  6,744         243,121
Yahoo!, Inc. (a)                   59,616       1,634,075
                                            -------------
                                                7,858,753
                                            -------------

IT SERVICES (1.0%)
Affiliated Computer Services,
  Inc. Class A (a)                  9,224         488,595
Computer Sciences Corp. (a)        31,581       1,376,616
Electronic Data Systems Corp.     130,111       2,414,860
Fiserv, Inc. (a)                    4,070         205,739
                                            -------------
                                                4,485,810
                                            -------------

LEISURE EQUIPMENT & PRODUCTS (0.2%)
Hasbro, Inc.                       27,370         973,277
                                            -------------


LIFE SCIENCES TOOLS & SERVICES (0.1%)
Applera Corp.--Applied
  BioSystems Group                  5,184         165,421
Invitrogen Corp. (a)                3,203         299,705
                                            -------------
                                                  465,126
                                            -------------

MACHINERY (2.7%)
AGCO Corp. (a)                     16,645       1,000,864
Caterpillar, Inc.                  59,894       4,904,121
Cummins, Inc.                       6,909         432,849
Deere & Co.                        30,777       2,587,422
Flowserve Corp.                     3,860         478,987
Ingersoll-Rand Co., Ltd. Class
  A                                34,022       1,509,896
Joy Global, Inc.                   12,598         935,402
Oshkosh Corp.                       1,639          66,543
SPX Corp.                           2,380         292,740
                                            -------------
                                               12,208,824
                                            -------------

MEDIA (2.6%)
Clear Channel Communications,
  Inc.                             16,013         482,792
Comcast Corp. Class A              21,756         447,086
DIRECTV Group, Inc. (The) (a)     119,496       2,944,381
Omnicom Group, Inc.                48,748       2,327,230
Time Warner, Inc.                 311,783       4,629,978
Viacom, Inc. Class B (a)           24,476         940,857
                                            -------------
                                               11,772,324
                                            -------------

METALS & MINING (2.3%)
Freeport-McMoRan Copper &
  Gold, Inc. Class B               41,658       4,738,598
Nucor Corp.                        29,866       2,254,883
Reliance Steel & Aluminum Co.       2,846         172,980
United States Steel Corp.          18,850       2,901,958
                                            -------------
                                               10,068,419
                                            -------------

MULTILINE RETAIL (0.1%)
Big Lots, Inc. (a)                  8,026         216,943
Dollar Tree, Inc. (a)                 616          19,466
Family Dollar Stores, Inc.          4,330          92,662
Macy's, Inc.                       12,669         320,399
                                            -------------
                                                  649,470
                                            -------------

OIL, GAS & CONSUMABLE FUELS (14.4%)
Apache Corp.                       35,444       4,773,598
Chesapeake Energy Corp.            75,795       3,918,602



14    MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                   SHARES           VALUE
COMMON STOCKS (CONTINUED)
OIL, GAS & CONSUMABLE FUELS (CONTINUED)
Chevron Corp.                      44,601   $   4,288,386
Cimarex Energy Co.                 12,980         808,654
V  ConocoPhillips                  91,958       7,922,182
Denbury Resources, Inc. (a)        11,091         338,941
Devon Energy Corp.                 37,014       4,197,388
EOG Resources, Inc.                 4,551         593,814
V  ExxonMobil Corp.               203,662      18,954,822
Hess Corp.                         39,038       4,145,836
Murphy Oil Corp.                   40,982       3,702,314
Newfield Exploration Co. (a)        2,976         180,822
Noble Energy, Inc.                 11,664       1,014,768
Occidental Petroleum Corp.         66,599       5,541,703
Sunoco, Inc.                       14,755         684,780
Valero Energy Corp.                64,353       3,143,644
XTO Energy, Inc.                    5,379         332,745
                                            -------------
                                               64,542,999
                                            -------------

PHARMACEUTICALS (3.5%)
Abbott Laboratories                 6,676         352,159
Endo Pharmaceuticals Holdings,
  Inc. (a)                         24,327         604,039
Forest Laboratories, Inc. (a)       9,593         332,973
Johnson & Johnson                  78,522       5,268,041
Merck & Co., Inc.                  27,172       1,033,623
Perrigo Co.                         8,834         362,106
Pfizer, Inc.                      340,890       6,855,298
Watson Pharmaceuticals, Inc.
  (a)                              19,405         602,331
Wyeth                               7,611         338,461
                                            -------------
                                               15,749,031
                                            -------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.0%)++
Jones Lang LaSalle, Inc.            1,439         111,681
                                            -------------


ROAD & RAIL (1.3%)
Burlington Northern Santa Fe
  Corp.                            14,046       1,440,417
CSX Corp.                          30,447       1,916,639
J.B. Hunt Transport Services,
  Inc.                              1,893          64,305
Kansas City Southern (a)            1,693          76,320
Norfolk Southern Corp.              7,301         434,994
Ryder System, Inc.                 14,844       1,016,369
Union Pacific Corp.                 7,406       1,075,277
                                            -------------
                                                6,024,321
                                            -------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.2%)
Analog Devices, Inc.               35,190       1,133,470
V  Intel Corp.                    344,436       7,667,145
KLA-Tencor Corp.                    5,039         220,104
Lam Research Corp. (a)              2,739         111,861
MEMC Electronic Materials,
  Inc. (a)                          9,117         574,097
Novellus Systems, Inc. (a)         21,431         468,482
Texas Instruments, Inc.           142,376       4,151,684
                                            -------------
                                               14,326,843
                                            -------------

SOFTWARE (4.2%)
Activision, Inc. (a)               26,486         716,446
Autodesk, Inc. (a)                  7,356         279,528
BMC Software, Inc. (a)             49,667       1,726,425
V  Microsoft Corp.                384,951      10,978,803
Novell, Inc. (a)                   33,684         211,536
Oracle Corp. (a)                   29,397         612,927
Sybase, Inc. (a)                   11,305         332,593
Symantec Corp. (a)                190,459       3,279,704
Synopsys, Inc. (a)                 26,080         602,709
                                            -------------
                                               18,740,671
                                            -------------

SPECIALTY RETAIL (3.6%)
Abercrombie & Fitch Co. Class
  A                                 8,206         609,788
American Eagle Outfitters,
  Inc.                             24,230         445,105
AutoZone, Inc. (a)                  9,623       1,161,977
Best Buy Co., Inc.                 74,722       3,214,540
GameStop Corp. Class A (a)         12,186         670,717
Gap, Inc. (The)                   117,837       2,194,125
Home Depot, Inc. (The)            137,981       3,973,853
Lowe's Cos., Inc.                     664          16,726
RadioShack Corp.                    8,129         112,993
Sherwin-Williams Co. (The)         23,033       1,274,186
Staples, Inc.                      16,923         367,229
TJX Cos., Inc.                     61,528       1,982,432
                                            -------------
                                               16,023,671
                                            -------------

TEXTILES, APPAREL & LUXURY GOODS (0.9%)
Hanesbrands, Inc. (a)               6,508         227,910
NIKE, Inc. Class B                 43,337       2,894,912
Polo Ralph Lauren Corp.            11,225         696,175
                                            -------------
                                                3,818,997
                                            -------------

THRIFTS & MORTGAGE FINANCE (0.0%)++
Hudson City Bancorp, Inc.           3,696          70,704
                                            -------------


TOBACCO (0.9%)
Altria Group, Inc.                 81,269       1,625,380
Philip Morris International,
  Inc. (a)                         35,721       1,822,843
Reynolds American, Inc.             8,872         477,757
                                            -------------
                                                3,925,980
                                            -------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              15


                                   SHARES           VALUE
COMMON STOCKS (CONTINUED)
WIRELESS TELECOMMUNICATION SERVICES (0.2%)
Sprint Nextel Corp.                54,544   $     435,807
Telephone and Data Systems,
  Inc.                              9,680         370,744
                                            -------------
                                                  806,551
                                            -------------
Total Common Stocks
  (Cost $432,834,599)                         441,262,124
                                            -------------


EXCHANGE TRADED FUND (1.1%) (B)
---------------------------------------------------------

S&P 500 Index--SPDR Trust
  Series 1                         34,514       4,779,154
                                            -------------
Total Exchange Traded Fund
  (Cost $4,738,616)                             4,779,154
                                            -------------
Total Investments
  (Cost $437,573,215) (c)            99.8%    446,041,278
Cash and Other Assets,
  Less Liabilities                    0.2       1,091,455
                                    -----    ------------
Net Assets                          100.0%  $ 447,132,733
                                    =====    ============





++   Less than one-tenth of a percent.
(a)  Non-income producing security.
(b)  Exchange Traded Fund--represents a basket
     of securities that are traded on an
     exchange.
(c)  At April 30, 2008, cost is $438,989,585
     for federal income tax purposes and net
     unrealized appreciation is as follows:




    Gross unrealized
          appreciation           $ 32,477,687
    Gross unrealized
          depreciation            (25,425,994)
                                 ------------
    Net unrealized
          appreciation           $  7,051,693
                                 ============






16    MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2008 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $437,573,215)     $446,041,278
Cash                                      975,029
Receivables:
  Investment securities sold           18,102,415
  Dividends and interest                  487,407
  Fund shares sold                        178,495
Other assets                               60,025
                                     ------------
     Total assets                     465,844,649
                                     ------------

LIABILITIES:
Payables:
  Investment securities purchased      18,172,625
  Manager (See Note 3)                    195,322
  Fund shares redeemed                    165,498
  Transfer agent (See Note 3)              78,158
  Shareholder communication                34,647
  NYLIFE Distributors (See Note 3)         29,339
  Professional fees                        23,293
  Custodian                                 9,672
  Trustees                                    645
Accrued expenses                            2,717
                                     ------------
     Total liabilities                 18,711,916
                                     ------------
Net assets                           $447,132,733
                                     ============

COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.01
  per share) unlimited number of
  shares authorized                  $    338,078
Additional paid-in capital            453,673,522
                                     ------------
                                      454,011,600
Accumulated undistributed net
  investment income                     1,501,168
Accumulated net realized loss on
  investments                         (16,848,098)
Net unrealized appreciation on
  investments                           8,468,063
                                     ------------
Net assets                           $447,132,733
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 13,575,921
                                     ============
Shares of beneficial interest
  outstanding                           1,024,034
                                     ============
Net asset value per share
  outstanding                        $      13.26
Maximum sales charge (5.50% of
  offering price)                            0.77
                                     ------------
Maximum offering price per share
  outstanding                        $      14.03
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $ 24,125,531
                                     ============
Shares of beneficial interest
  outstanding                           1,820,242
                                     ============
Net asset value per share
  outstanding                        $      13.25
Maximum sales charge (5.50% of
  offering price)                            0.77
                                     ------------
Maximum offering price per share
  outstanding                        $      14.02
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 23,721,536
                                     ============
Shares of beneficial interest
  outstanding                           1,921,583
                                     ============
Net asset value and offering price
  per share outstanding              $      12.34
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $  2,684,483
                                     ============
Shares of beneficial interest
  outstanding                             217,470
                                     ============
Net asset value and offering price
  per share outstanding              $      12.34
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $383,025,262
                                     ============
Shares of beneficial interest
  outstanding                          28,824,499
                                     ============
Net asset value and offering price
  per share outstanding              $      13.29
                                     ============
There was no investment activity for Class R2
during the six months ended April 30, 2008.





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              17

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends                           $  3,753,795
  Income from securities
     loaned--net                            46,531
  Interest                                  30,610
                                      ------------
     Total income                        3,830,936
                                      ------------
EXPENSES:
  Manager (See Note 3)                   1,579,560
  Transfer agent--Investor Class
     (See Note 3)                            6,471
  Transfer agent--Class A (See Note
     3)                                     74,725
  Transfer agent--Classes B and C
     (See Note 3)                           71,076
  Transfer agent--Class I (See Note
     3)                                     73,065
  Distribution--Class B (See Note
     3)                                    101,901
  Distribution--Class C (See Note
     3)                                     10,687
  Distribution/Service--Investor
     Class (See Note 3)                      2,834
  Distribution/Service--Class A
     (See Note 3)                           45,424
  Service--Class B (See Note 3)             33,967
  Service--Class C (See Note 3)              3,563
  Recordkeeping                             35,905
  Professional fees                         31,574
  Shareholder communication                 31,048
  Registration                              29,271
  Custodian                                 27,657
  Trustees                                   6,169
  Miscellaneous                              8,382
                                      ------------
     Total expenses before
       waiver/reimbursement              2,173,279
  Expense waiver/reimbursement from
     Manager (See Note 3)                 (433,140)
                                      ------------
     Net expenses                        1,740,139
                                      ------------
Net investment income                    2,090,797
                                      ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments       (15,528,802)
Net change in unrealized
  appreciation on investments          (20,852,398)
                                      ------------
Net realized and unrealized loss on
  investments                          (36,381,200)
                                      ------------
Net decrease in net assets
  resulting from operations           $(34,290,403)
                                      ============







18    MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2007


                                       2008           2007
INCREASE IN NET ASSETS:
Operations:
 Net investment income         $  2,090,797   $  1,953,977
 Net realized gain (loss) on
  investments                   (15,528,802)    21,750,830
 Net change in unrealized
  appreciation on investments   (20,852,398)     7,082,651
                               ---------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    (34,290,403)    30,787,458
                               ---------------------------

Dividends and distributions to
 shareholders:
From net investment income:
    Class A                        (171,679)      (153,634)
    Class I                      (2,226,407)    (1,431,004)
                               ---------------------------
                                 (2,398,086)    (1,584,638)
                               ---------------------------
From net realized gain on investments:
    Class A                      (3,126,114)      (733,266)
    Class B                      (2,498,775)      (779,636)
    Class C                        (246,813)       (66,841)
    Class I                     (15,731,958)    (2,634,965)
                               ---------------------------
                                (21,603,660)    (4,214,708)
                               ---------------------------
 Total dividends and
  distributions to
  shareholders                  (24,001,746)    (5,799,346)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         74,107,916     86,557,097
 Net asset value of shares
  issued in connection with
  acquisition of McMorgan
  Equity Investment Fund        199,326,482             --
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions              23,714,439      5,730,271
 Cost of shares redeemed        (92,593,534)   (31,441,335)
                               ---------------------------
    Increase in net assets
     derived from capital
     share transactions         204,555,303     60,846,033
                               ---------------------------
    Net increase in net
     assets                     146,263,154     85,834,145

NET ASSETS:
Beginning of period             300,869,579    215,035,434
                               ---------------------------
End of period                  $447,132,733   $300,869,579
                               ===========================
Accumulated undistributed net
 investment income at end of
 period                        $  1,501,168   $  1,808,457
                               ===========================






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                        INVESTOR CLASS                                       CLASS A
                        --------------  ---------------------------------------------------------------------------------
                         FEBRUARY 28,                                                          JANUARY 1,
                            2008**      SIX MONTHS                                               2003*
                            THROUGH        ENDED                                                THROUGH       YEAR ENDED
                           APRIL 30,     APRIL 30,           YEAR ENDED OCTOBER 31,           OCTOBER 31,    DECEMBER 31,

                        -------------------------------------------------------------------------------------------------
                            2008***       2008***      2007      2006      2005      2004         2003           2002
Net asset value at
  beginning of period       $ 13.17       $ 16.10    $ 14.66   $ 12.62   $ 11.41   $ 10.69      $  9.02         $ 12.12
                            -------       -------    -------   -------   -------   -------      -------         -------
Net investment income
  (loss) (a)                  (0.00)(b)      0.03       0.06      0.09      0.08(e)  (0.01)       (0.01)          (0.02)
Net realized and
  unrealized gain
  (loss) on
  investments                  0.09         (1.68)      1.72      1.97      1.13      0.73         1.68           (3.08)
                            -------       -------    -------   -------   -------   -------      -------         -------
Total from investment
  operations                   0.09         (1.65)      1.78      2.06      1.21      0.72         1.67           (3.10)
                            -------       -------    -------   -------   -------   -------      -------         -------
Less dividends and
  distributions:
  From net investment
     income                      --         (0.06)     (0.06)    (0.02)       --        --           --              --
  From net realized
     gain on
     investments                 --         (1.14)     (0.28)       --        --        --           --              --
                            -------       -------    -------   -------   -------   -------      -------         -------
Total dividends and
  distributions                  --         (1.20)     (0.34)    (0.02)       --        --           --              --
                            -------       -------    -------   -------   -------   -------      -------         -------
Net asset value at end
  of period                 $ 13.26       $ 13.25    $ 16.10   $ 14.66   $ 12.62   $ 11.41      $ 10.69         $  9.02
                            =======       =======    =======   =======   =======   =======      =======         =======
Total investment
  return (c)                   0.68% (d)   (10.36%)(d) 12.24%    16.43%    10.60%     6.74%       18.51%(d)      (25.58%)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment
     income (loss)            (0.02%)+       0.50%+     0.42%     0.63%     0.67%(e) (0.05%)      (0.06%)+        (0.24%)
  Net expenses                 1.39% +       1.26%+     1.29%     1.30%     1.38%     1.65%        1.65% +         1.65%
  Expenses (before
     waiver/reimburse-
     ment)                     1.61% +       1.44%+     1.48%     1.60%     1.72%     1.77%        1.86% +         1.75%
Portfolio turnover
  rate                           86%           86%       122%      144%      105%      136%          71%            130%
Net assets at end of
  period (in 000's)         $13,576       $24,126    $44,874   $38,940   $35,886   $34,957      $38,313         $28,639




                                                             CLASS C
                        ---------------------------------------------------------------------------------
                                                                               JANUARY 1,
                        SIX MONTHS                                               2003*
                           ENDED                                                THROUGH       YEAR ENDED
                         APRIL 30,           YEAR ENDED OCTOBER 31,           OCTOBER 31,    DECEMBER 31,

                        ---------------------------------------------------------------------------------
                          2008***      2007      2006      2005      2004         2003           2002
Net asset value at
  beginning of period     $ 15.07     $13.79    $11.94    $10.87    $10.25       $ 8.71         $ 11.79
                          -------     ------    ------    ------    ------       ------         -------
Net investment income
  (loss) (a)                (0.02)     (0.05)    (0.01)    (0.01)(e) (0.09)       (0.06)          (0.10)
Net realized and
  unrealized gain
  (loss) on
  investments               (1.57)      1.61      1.86      1.08      0.71         1.60           (2.98)
                          -------     ------    ------    ------    ------       ------         -------
Total from investment
  operations                (1.59)      1.56      1.85      1.07      0.62         1.54           (3.08)
                          -------     ------    ------    ------    ------       ------         -------
Less dividends and
  distributions:
  From net investment
     income                    --         --        --        --        --           --              --
  From net realized
     gain on
     investments            (1.14)     (0.28)       --        --        --           --              --
                          -------     ------    ------    ------    ------       ------         -------
Total dividends and
  distributions             (1.14)     (0.28)       --        --        --           --              --
                          -------     ------    ------    ------    ------       ------         -------
Net asset value at end
  of period               $ 12.34     $15.07    $13.79    $11.94    $10.87       $10.25         $  8.71
                          =======     ======    ======    ======    ======       ======         =======
Total investment
  return (c)               (10.70%)(d) 11.47%    15.49%     9.84%     6.05%       17.68%(d)      (26.12%)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment
     income (loss)          (0.32%)+   (0.32%)   (0.09%)   (0.08%)(e)(0.80%)      (0.81%)+        (0.99%)
  Net expenses               2.07% +    2.04%     2.05%     2.13%     2.40%        2.40% +         2.40%
  Expenses (before
     waiver/reimburse-
     ment)                   2.25% +    2.23%     2.35%     2.47%     2.52%        2.61% +         2.50%
Portfolio turnover
  rate                         86%       122%      144%      105%      136%          71%            130%
Net assets at end of
  period (in 000's)       $ 2,684     $3,334    $3,254    $3,045    $2,926       $2,429         $ 1,724




*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
***  Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Rounds to less than one cent per share.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestments of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Total return is not annualized.
(e)  Net investment income and the ratio of net investment income includes $0.03 per share and 0.24%, for Class A, Class B and Class C shares, respectively as a result of a special one time dividend from Microsoft Corp.





20    MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                          CLASS B
-------------------------------------------------------------------------------------------
                                                                 JANUARY 1,
      SIX MONTHS                                                   2003*           YEAR
         ENDED                                                    THROUGH          ENDED
       APRIL 30,             YEAR ENDED OCTOBER 31,             OCTOBER 31,    DECEMBER 31,

      -------------------------------------------------------------------------------------
        2008***       2007       2006       2005       2004         2003           2002
        $ 15.07     $ 13.80    $ 11.94    $ 10.87    $ 10.26      $  8.71         $ 11.79
        -------     -------    -------    -------    -------      -------         -------
          (0.02)      (0.04)     (0.01)     (0.01)(e)  (0.09)       (0.06)          (0.10)

          (1.57)       1.59       1.87       1.08       0.70         1.61           (2.98)
        -------     -------    -------    -------    -------      -------         -------
          (1.59)       1.55       1.86       1.07       0.61         1.55           (3.08)
        -------     -------    -------    -------    -------      -------         -------

             --          --         --         --         --           --              --
          (1.14)      (0.28)        --         --         --           --              --
        -------     -------    -------    -------    -------      -------         -------
          (1.14)      (0.28)        --         --         --           --              --
        -------     -------    -------    -------    -------      -------         -------
        $ 12.34     $ 15.07    $ 13.80    $ 11.94    $ 10.87      $ 10.26         $  8.71
        =======     =======    =======    =======    =======      =======         =======
         (10.70%)(d)  11.39%     15.58%      9.84%      5.95%       17.80%(d)      (26.12%)

          (0.31%)+    (0.31%)    (0.05%)    (0.08%)(e) (0.80%)      (0.81%)+        (0.99%)
           2.06% +     2.04%      2.05%      2.13%      2.40%        2.40% +         2.40%
           2.24% +     2.23%      2.35%      2.47%      2.52%        2.61% +         2.50%
             86%        122%       144%       105%       136%          71%            130%
        $23,722     $33,203    $39,024    $50,815    $53,640      $53,946         $48,434




                             CLASS I
      ----------------------------------------------------
                                              DECEMBER 28,
      SIX MONTHS                                 2004**
         ENDED             YEAR ENDED            THROUGH
       APRIL 30,           OCTOBER 31,         OCTOBER 31,

      ----------------------------------------------------
        2008***         2007        2006          2005
       $  16.19       $  14.73    $  12.68       $ 12.25
       --------       --------    --------       -------
           0.07           0.16        0.17          0.10

          (1.68)          1.74        1.99          0.33
       --------       --------    --------       -------
          (1.61)          1.89        2.16          0.43
       --------       --------    --------       -------

          (0.15)         (0.15)      (0.11)           --
          (1.14)         (0.28)         --            --
       --------       --------    --------       -------
          (1.29)         (0.43)      (0.11)           --
       --------       --------    --------       -------
       $  13.29       $  16.19    $  14.73       $ 12.68
       ========       ========    ========       =======
         (10.05%)(d)     13.03%      17.19%         3.51%(d)

           1.07%+         1.06%       1.24%         0.94%+
           0.62%+         0.62%       0.66%         0.76%+
           0.81%+         0.87%       0.96%         1.10%+
             86%           122%        144%          105%
       $383,025       $219,460    $133,818       $69,177




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and comprises twenty-one funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Common Stock Fund (the "Fund"), a diversified fund.

The Fund currently offers six classes of shares. Class A shares and Class B shares commenced on June 1, 1998. Class C shares commenced on September 1, 1998. Class I shares commenced on December 28, 2004. Class R2 commenced on December 14, 2007. Investor Class shares commenced on February 28, 2008. Investor Class and Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I and Class R2 shares are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The six classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Investor Class, Class A and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee. Class R2 shares are authorized to pay to New York Life Investment Management LLC, its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R2 shares, a shareholder service fee. There was no investment activity for Class R2 during the six months ended April 30, 2008.

The Fund's investment objective is to seek long-term growth of capital, with income as a secondary consideration.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor (if applicable), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2008 the Fund did not hold securities that were valued in such a manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial


22    MainStay Common Stock Fund
statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Fund's 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3, determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors including, but not limited to, ongoing analyses of tax laws and regulations, and interpretations, thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(H) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:



(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by the Manager directly, without a subadvisor.


                                                   mainstayinvestments.com    23

The Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.70% on assets up to $500 million and 0.65% on assets in excess of $500 million. The Manager has also contractually agreed to waive its management fee so that the management fee is 0.60% on assets up to $500 million and 0.55% on assets in excess of $500 million. This waiver may not be recouped by NYLIM.

Effective April 1, 2008 (February 28, 2008 for Investor Class), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.40%; Class A, 1.04%; Class B, 2.15%; Class C, 2.15%; Class I, 0.62%; and Class R2, 0.97%. These expense limitations may be modified or terminated only with the approval of the Board of Trustees. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the six months ended April 30, 2008, NYLIM earned fees from the Fund in the amount of $1,579,560 and waived/reimbursed its fees in the amount of $433,140 of which $207,426 is recoupable.

As of April 30, 2008, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

                 OCTOBER 31,
  2008*       2009        2010        2011         TOTAL
$124,534    $550,657    $348,057    $207,426    $1,230,674
----------------------------------------------------------



* The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

Between August 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses did not exceed the following amounts of average daily net assets for each class: Class A, 1.30%; Class B, 2.05%; Class C, 2.05%; and Class I, 0.62%. Between December 14, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement that set the expense limit for Class R2 shares at 0.97%. Prior to August 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.

State Street Bank and Trust Company ("SSBT"), 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, SSBT is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted a distribution plan (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class, Class A and Class R2 shares, which is an expense of the Investor Class, Class A and Class R2 shares of the Fund, for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $440 and $4,988, respectively, for the six months ended April 30, 2008. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $2,037, $17,807 and $567, respectively, for the six months ended April 30, 2008 .

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's


24    MainStay Common Stock Fund
transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the six months ended April 30, 2008, amounted to $225,337.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(F) CAPITAL. At April 30, 2008, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Investor Class                      $25,171   0.2%
-------------------------------------------------
Class A                                 287   0.0*
-------------------------------------------------
Class C                                 145   0.0*
-------------------------------------------------
Class I                               2,467   0.0*
-------------------------------------------------



* Less than one-tenth of a percent.

(G) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the six months ended April 30, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $8,199.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $35,905 for the six months ended April 30, 2008.

NOTE 4--FEDERAL INCOME TAX:

The tax character of distributions paid during the year ended October 31, 2007 shown in the Statement of Changes in Net Assets, was as follows:

                                        2007
Distributions paid from:
  Ordinary Income                    $1,584,638
  Long-Term Capital Gains             4,214,708
-----------------------------------------------
                                     $5,799,346
-----------------------------------------------



NOTE 5--CUSTODIAN:

SSBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds pay a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which serves as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six months ended April 30, 2008.

NOTE 7--PURCHASES AND SALES OF
SECURITIES (IN 000'S):

During the six months ended April 30, 2008, purchases and sales of securities, other than short-term securities, were $367,931 and $380,493, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                 SHARES         AMOUNT
Period ended April 30,
  2008*:
Shares sold                       7,876   $   102,602
Shares redeemed                 (35,947)     (469,647)
                              -----------------------
Net decrease in shares
  outstanding before
  conversion                    (28,071)     (367,045)
Shares converted from Class
  A  (See Note 1)             1,001,503    12,568,862
Shares converted from Class
  B  (See Note 1)                50,602       638,597
                              -----------------------
Net increase                  1,024,034   $12,840,414
                              =======================



* Investor Class shares were first offered on February 28, 2008.



                                                   mainstayinvestments.com    25

 CLASS A                       SHARES        AMOUNT
Six months ended April 30,
  2008:
Shares sold                     178,814   $  2,384,832
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions             234,231      3,166,803
Shares redeemed                (548,956)    (7,394,361)
                             -------------------------
Net decrease in shares
  outstanding before
  conversion                   (135,911)    (1,842,726)
Shares reacquired upon
  conversion into Investor
  Class (See Note 1)         (1,001,503)   (12,568,862)
Shares converted from Class
  B (See Note 1)                170,815      2,312,617
                             -------------------------
Net decrease                   (966,599)  $(12,098,971)
                             =========================

Year ended October 31,
  2007:
Shares sold                     431,781   $  6,606,649
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              58,387        861,416
Shares redeemed                (740,583)   (11,368,187)
                             -------------------------
Net decrease in shares
  outstanding before
  conversion                   (250,415)    (3,900,122)
Shares converted from Class
  B (See Note 1)                381,870      5,898,019
                             -------------------------
Net increase                    131,455   $  1,997,897
                             =========================




 CLASS B                        SHARES       AMOUNT
Six months ended April 30,
  2008:
Shares sold                      85,782   $ 1,071,255
Shares issued to shareholders
  in reinvestment of
  dividends and distributions   189,787     2,398,897
Shares redeemed                (319,202)   (3,950,734)
                               ----------------------
Net decrease in shares
  outstanding before
  conversion                    (43,633)     (480,582)
Shares reacquired upon
  conversion into Class A
  (See Note 1)                 (183,084)   (2,312,617)
Shares reacquired upon
  conversion into Investor
  Class (See Note 1)            (54,256)     (638,597)
                               ----------------------
Net decrease                   (280,973)  $(3,431,796)
                               ======================

Year ended October 31, 2007:
Shares sold                     284,510   $ 4,053,162
Shares issued to shareholders
  in reinvestment of
  dividends and distributions    54,270       750,547
Shares redeemed                (558,371)   (7,998,304)
                               ----------------------
Net decrease in shares
  outstanding before
  conversion                   (219,591)   (3,194,595)
Shares reacquired upon
  conversion into Class A
  (See Note 1)                 (406,641)   (5,898,019)
                               ----------------------
Net decrease                   (626,232)  $(9,092,614)
                               ======================




 CLASS C                        SHARES      AMOUNT
Six months ended April 30,
  2008:
Shares sold                     27,026   $   352,447
Shares issued to shareholders
  in reinvestment of
  dividends and distributions   15,135       191,158
Shares redeemed                (45,915)     (588,405)
                               ---------------------
Net decrease                    (3,754)  $   (44,800)
                               =====================

Year ended October 31, 2007:
Shares sold                     51,132   $   735,165
Shares issued to shareholders
  in reinvestment of
  dividends and distributions    3,785        52,354
Shares redeemed                (69,672)   (1,006,435)
                               ---------------------
Net decrease                   (14,755)  $  (218,916)
                               =====================




 CLASS I                      SHARES        AMOUNT
Six months ended April 30,
  2008:
Shares sold                  5,284,381   $ 70,196,780
Shares issued in
  connection with
  acquisition of McMorgan
  Equity Investment Fund    14,658,946    199,326,482
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions              1,326,247     17,957,581
Shares redeemed             (6,002,949)   (80,190,387)
                            -------------------------
Net increase                15,266,625   $207,290,456
                            =========================

Year ended October 31,
  2007:
Shares sold                  4,918,331   $ 75,162,121
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions                274,421      4,065,954
Shares redeemed               (716,824)   (11,068,409)
                            -------------------------
Net increase                 4,475,928   $ 68,159,666
                            =========================
There was no investment activity for Class R2 during
the six months ended April 30, 2008.


NOTE 9--OTHER MATTERS:

In 2004 the Securities and Exchange Commission ("SEC") raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guaranteed disclosure to that fund's shareholders. Discussions are in progress with the SEC staff concerning a resolution of this matter.



26    MainStay Common Stock Fund

NOTE 10--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2008, the Fund does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.

NOTE 11--FUND ACQUISITION:

On November 27, 2007, the Fund acquired the assets, including the portfolio investments, and assumed the identified liabilities of McMorgan Equity Investment Fund, a series of the McMorgan Trust.

This reorganization was completed after shareholders approved the plan on November 20, 2007. The aggregate net assets of the Fund immediately before the acquisition were $286,164,279 and the combined net assets after the acquisition were $485,490,761.

The acquisition was accomplished by a tax-free exchange of the following:

                               SHARES        VALUE
McMorgan Equity Investment
  Fund
-----------------------------------------------------
Class McMorgan               7,437,716   $186,185,373
-----------------------------------------------------
Class Z                        525,373     13,141,109
-----------------------------------------------------



In exchange for the McMorgan Equity Investment Fund shares and net assets, the Fund issued 14,658,946 Class I shares.

McMorgan Equity Investment Fund's net assets after adjustments for any permanent book-to-tax differences at the acquisition date were as follows, which include the following amounts of capital stock, unrealized appreciation/ depreciation and accumulated net realized loss:


                                                               ACCUMULATED    UNDISTRIBUTED
                                     CAPITAL     UNREALIZED   NET REALIZED   NET INVESTMENT          TOTAL
                                     PAID-IN   APPRECIATION           LOSS           INCOME     NET ASSETS
McMorgan Equity Investment
  Fund                          $197,202,820     $3,381,822    $(1,287,026)         $28,866   $199,326,482
----------------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    27

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or (ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE



The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).




28    MainStay Common Stock Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY LARGE CAP OPPORTUNITY FUND(2)
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP OPPORTUNITY FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND(2)
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

                       This page intentionally left blank

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A013135     (RECYCLE LOGO)              MS156-08             MSCS10-06/08
                                                                          21

 (MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 SMALL CAP VALUE FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2008

MESSAGE FROM

THE PRESIDENT
Stock and bond investors alike faced a series of challenges during the six months ended April 30, 2008. Lower real estate prices, slowing construction activity and weak consumer spending all took a toll on the U.S. economy. Growth in real gross national product declined dramatically in the fourth quarter of 2007 and, according to preliminary estimates, recovered only slightly in the first quarter of 2008.

Many financial institutions faced substantial write-downs on subprime mortgages and other lower-quality loans. As banks began to tighten their lending requirements, homeowners and businesses found it more difficult to raise needed capital. Recognizing the need for additional liquidity, the Federal Open Market Committee lowered the federal funds target rate and announced various programs to provide additional liquidity for financial institutions.

As the subprime mortgage crisis escalated, bond investors moved away from higher-risk debt securities toward the relative safety of U.S. Treasury issues. Caution also gripped the equity market as many investors shifted assets into sectors that tend to remain stable in periods of economic weakness.

Bonds generally fared much better than stocks during the six months ended April 30, 2008. All major U.S. stock market indexes declined over the same period, but small-capitalization stocks suffered the most. Among mid-cap and large-cap stocks, growth-oriented issues outperformed value-oriented ones. The market, which steadily declined until early March, closed the period with a modest upturn.

What is the best way to weather difficult markets? At MainStay, we believe that the consistent application of time-tested investment principles makes sense for investors with a long-term time horizon. All of our portfolio managers are aware of the forces that affected the markets during the six-month reporting period. Some may have significantly altered Fund positions to accommodate shifting market dynamics. Others may have simply stayed the course, with only minor portfolio adjustments. By paying close attention to the investment objectives and strategies of the respective Funds they manage, our portfolio managers seek to optimize performance over the long term.

The report that follows provides further details about the market forces and management decisions that affected your investment in MainStay Funds from November 1, 2007, through April 30, 2008. We hope that as you review these short-term results, you will maintain the long-term perspective that sound investing calls for in a shifting economic and market environment.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President




                        Not part of the Semiannual Report

 (MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 SMALL CAP VALUE FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2008

TABLE OF CONTENTS



SEMIANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   10
---------------------------------------------

FINANCIAL STATEMENTS                       13
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              18
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        24
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       24

INVESTMENT AND PERFORMANCE COMPARISON*


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(1)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE      SINCE
TOTAL RETURNS              MONTHS     YEAR     YEARS    INCEPTION
-----------------------------------------------------------------
With sales charges         -13.80%   -21.01%    6.69%      5.92%
Excluding sales charges     -8.78    -16.41     7.90       6.53




                                                            (With sales charges)
                                                             (PERFORMANCE GRAPH)


                                  MAINSTAY SMALL
                                     CAP VALUE      RUSSELL 2000
                                       FUND          VALUE INDEX
                                  --------------    ------------
6/1/98                                9450.00         10000.00
                                      8325.00          8778.00
                                     10030.00          9163.00
                                     12149.00         11385.00
                                     14755.00         13939.00
                                     12099.00         11313.00
                                     16756.00         16115.00
                                     17308.00         17695.00
                                     20814.00         23154.00
                                     21173.00         25753.00
4/30/08                              17699.00         21856.00






CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE      SINCE
TOTAL RETURNS              MONTHS     YEAR     YEARS    INCEPTION
-----------------------------------------------------------------
With sales charges         -13.99%   -21.18%    6.64%      5.90%
Excluding sales charges     -8.98    -16.60     7.86       6.50




                                                            (With sales charges)
                                                             (PERFORMANCE GRAPH)


              MAINSTAY SMALL
                 CAP VALUE      RUSSELL 2000
                   FUND          VALUE INDEX
              --------------    ------------
6/1/98           23625.00         25000.00
                 20814.00         21944.00
                 25075.00         22909.00
                 30373.00         28464.00
                 36887.00         34849.00
                 30249.00         28282.00
                 41890.00         40288.00
                 43270.00         44237.00
                 52036.00         57885.00
                 52933.00         64382.00
4/30/08          44148.00         54641.00






CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE      SINCE
TOTAL RETURNS              MONTHS     YEAR     YEARS    INCEPTION
-----------------------------------------------------------------
With sales charges         -12.73%   -20.35%    6.84%      5.72%
Excluding sales charges     -9.20    -17.12     7.06       5.72




                                                            (With sales charges)
                                                             (PERFORMANCE GRAPH)


              MAINSTAY SMALL
                 CAP VALUE      RUSSELL 2000
                   FUND          VALUE INDEX
              --------------    ------------
6/1/98           10000.00         10000.00
                  8760.00          8778.00
                 10474.00          9163.00
                 12582.00         11385.00
                 15167.00         13939.00
                 12350.00         11313.00
                 16971.00         16115.00
                 17394.00         17695.00
                 20769.00         23154.00
                 20962.00         25753.00
4/30/08          17373.00         21856.00





*Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00%, if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors and individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES(2)--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX       ONE      FIVE      SINCE
TOTAL RETURNS              MONTHS     YEAR     YEARS    INCEPTION
-----------------------------------------------------------------
With sales charges          -9.90%   -17.77%    7.06%      5.72%
Excluding sales charges     -9.20    -17.12     7.06       5.72




                                                            (With sales charges)
                                                             (PERFORMANCE GRAPH)


              MAINSTAY SMALL
                 CAP VALUE      RUSSELL 2000
                   FUND          VALUE INDEX
              --------------    ------------
6/1/98           10000.00         10000.00
                  8760.00          8778.00
                 10474.00          9163.00
                 12582.00         11385.00
                 15167.00         13939.00
                 12350.00         11313.00
                 16959.00         16115.00
                 17392.00         17695.00
                 20767.00         23154.00
                 20959.00         25753.00
4/30/08          17371.00         21856.00





CLASS I SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX       ONE      FIVE      SINCE
TOTAL RETURNS     MONTHS     YEAR     YEARS    INCEPTION
--------------------------------------------------------
                   -8.66%   -16.06%    8.17%      6.79%



                                                             (PERFORMANCE GRAPH)


              MAINSTAY SMALL
                 CAP VALUE      RUSSELL 2000
                   FUND          VALUE INDEX
              --------------    ------------
6/1/98           10000.00         10000.00
                  8830.00          8778.00
                 10665.00          9163.00
                 12950.00         11385.00
                 15767.00         13939.00
                 12962.00         11313.00
                 17995.00         16115.00
                 18625.00         17695.00
                 22546.00         23154.00
                 22872.00         25753.00
4/30/08          19198.00         21856.00







 BENCHMARK PERFORMANCE                      SIX       ONE      FIVE      SINCE
                                          MONTHS     YEAR     YEARS    INCEPTION
--------------------------------------------------------------------------------
Russell 2000(R) Value Index(4)            -11.55%   -15.13%   14.08%      8.20%
Average Lipper small-cap value fund(5)    -11.31    -13.62    13.58       8.10



Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
1. Performance figures for Investor Class shares, first offered to the public on February 28, 2008, include the historical performance for Class A shares from inception (June 1, 1998) through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for the Investor Class shares might have been lower.
2. Performance figures for Class C shares, first offered to the public on September 1, 1998, include the historical performance of Class B shares from inception (June 1, 1998) through August 31, 1998. Class A shares were also introduced on June 1, 1998.
3. Performance figures for Class I shares, first offered to the public on February 16, 2005, include the historical performance of Class A shares from inception (June 1, 1998) through February 15, 2005, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for the Class I shares might have been lower.
4. The Russell 2000(R) Value Index is an unmanaged index that measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. The Russell 2000(R) Value Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
5. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Small Cap Value Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2007, to April 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2007, to April 30, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended April 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                             ENDING ACCOUNT
                                             ENDING ACCOUNT                   VALUE (BASED
                                              VALUE (BASED                   ON HYPOTHETICAL
                                BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                 ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                  VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/07(3)        4/30/08       PERIOD(1)         4/30/08        PERIOD(1)
INVESTOR CLASS SHARES(2)        $1,000.00       $1,010.30        $ 2.81         $1,005.67         $ 2.80
---------------------------------------------------------------------------------------------------------
CLASS A SHARES                  $1,000.00       $  910.20        $ 7.36         $1,017.16         $ 7.77
---------------------------------------------------------------------------------------------------------
CLASS B SHARES                  $1,000.00       $  908.00        $10.96         $1,013.38         $11.56
---------------------------------------------------------------------------------------------------------
CLASS C SHARES                  $1,000.00       $  908.00        $10.96         $1,013.38         $11.56
---------------------------------------------------------------------------------------------------------
CLASS I SHARES                  $1,000.00       $  913.40        $ 4.90         $1,019.74         $ 5.17
---------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.65% for Investor Class, 1.55% for Class A, 2.31% for Class B and Class C and 1.03% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 days for classes A, B, C and I (to reflect the one-half year period) 62 days for Investor Class (to reflect the since inception period).
2. Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2008. Had these shares been offered for the full six-month period ended April 30, 2008, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $8.27 and the ending account value would have been $1,016.66.
3. Investor Class shares commenced operations on February 28, 2008.


                                                    mainstayinvestments.com    7

INDUSTRY COMPOSITION AS OF APRIL 30, 2008




Commercial Banks                         10.4%
Oil, Gas & Consumable Fuels               9.6
Real Estate Investment Trusts             6.1
Capital Markets                           5.7
Electronic Equipment & Instruments        5.4
Electric Utilities                        4.8
Insurance                                 3.4
Specialty Retail                          3.4
Road & Rail                               3.1
Energy Equipment & Services               3.0
Hotels, Restaurants & Leisure             2.6
Media                                     2.6
Building Products                         2.4
IT Services                               2.1
Trading Companies & Distributors          2.1
Chemicals                                 2.0
Machinery                                 1.8
Auto Components                           1.7
Thrifts & Mortgage Finance                1.7
Containers & Packaging                    1.6
Diversified Telecommunication             1.6
  Services
Gas Utilities                             1.6
Marine                                    1.6
Commercial Services & Supplies            1.5
Industrial Conglomerates                  1.5
Household Durables                        1.4
Construction & Engineering                1.3
Internet & Catalog Retail                 1.2
Metals & Mining                           1.2
Food & Staples Retailing                  1.1
Aerospace & Defense                       1.0
Consumer Finance                          0.8
Health Care Equipment & Supplies          0.8
Airlines                                  0.7
Communications Equipment                  0.7
Diversified Consumer Services             0.7
Paper & Forest Products                   0.7
Semiconductors & Semiconductor            0.7
  Equipment
Diversified Financial Services            0.6
Textiles, Apparel & Luxury Goods          0.6
Personal Products                         0.5
Leisure Equipment & Products              0.4
Multiline Retail                          0.4
Short-Term Investment                    30.6
  (collateral from securities lending
  is 30.6%)
Liabilities in Excess of Cash and       (28.7)
  Other Assets
                                       ------
                                        100.0%
                                       ======



See Portfolio of Investments on page 10 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Complete Production Services, Inc.
    2.  Laclede Group, Inc. (The)
    3.  Genco Shipping & Trading, Ltd.
    4.  Callon Petroleum Co.
    5.  TNS, Inc.
    6.  Walter Industries, Inc.
    7.  Simmons First National Corp. Class A
    8.  Brigham Exploration Co.
    9.  Knight Capital Group, Inc., Class A
   10.  Alpha Natural Resources, Inc.








8    MainStay Small Cap Value Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGER MARK T. SPELLMAN OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY SMALL CAP VALUE FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX-MONTH REPORTING PERIOD?

Excluding all sales charges, MainStay Small Cap Value Fund returned -8.78% for Investor Class shares,(1) -8.98% for Class A shares, -9.20% for Class B shares and -9.20% for Class C shares for the six months ended April 30, 2008. Over the same period, the Fund's Class I shares returned -8.66%. All share classes outperformed the -11.31% return of the average Lipper(2) small-cap value fund and the -11.55% return of the Russell 2000(R) Value Index(3) for the six months ended April 30, 2008. The Russell 2000(R) Value Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

DURING THE REPORTING PERIOD, WHAT WERE SOME OF THE FUND'S BEST-PERFORMING INDIVIDUAL STOCKS?

Surging coal prices led to positive contributions from several of the Fund's holdings in the energy sector, including coal miners Walter Industries and Alpha Natural Resources. Many global commodities saw prices spiral upward, and coal was no exception. During the reporting period, demand for coal from electric utilities, steel companies and other industrial users outstripped supply. Secure data services company TNS was another strong contributor to the Fund's performance during the reporting period. The company raised its earnings outlook for the year after posting better-than-expected results in March.

WHICH STOCKS DETRACTED FROM THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

West Coast banking company First Community Bancorp detracted from the Fund's performance during the reporting period. The company faced poorly-performing real estate loans amid concerns about credit quality and liquidity. Buckeye Technologies saw its share price decline after cost issues and end-market difficulties led the company to post worse-than-expected results. Ameristar Casinos' share price fell substantially during the reporting period, reflecting the negative impact of the economic slowdown on casino companies as a group.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

There were no significant purchases during the reporting period. Significant sales included Midland Company, which we sold early in the reporting period in response to a previous acquisition offer. Deteriorating fundamentals led us to sell several holdings, including homebuilder TOUSA, paper manufacturer AbitibiBowater, flash-memory manufacturer Spansion and regional bank PFF Bancorp.

WERE THERE ANY SIGNIFICANT CHANGES IN THE FUND'S SECTOR WEIGHTINGS DURING THE REPORTING PERIOD?

No, there were no significant weightings changes during the reporting period.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of April 30, 2008, the Fund was overweight relative to the Russell 2000(R) Value Index in the energy, industrials and consumer discretionary sectors. As of the same date, the Fund was underweight in the health care, financials, information technology and consumer staples sectors.


Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or that they may even go down in value. The Fund's use of securities lending presents the risk of default by the borrower, which may result in a loss to the Fund. The Fund may experience a portfolio turnover of more than 100% and may generate taxable short-term capital gains.
1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See footnote on page 6 for more information on Lipper Inc.
3. See footnote on page 6 for more information on the Russell 2000(R) Value
   Index.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                    mainstayinvestments.com    9

PORTFOLIO OF INVESTMENTS APRIL 30, 2008 UNAUDITED




                                        SHARES          VALUE
COMMON STOCKS (98.1%)+
--------------------------------------------------------------

AEROSPACE & DEFENSE (1.0%)
Hexcel Corp. (a)                        26,300   $     588,594
                                                 -------------


AIRLINES (0.7%)
Republic Airways Holdings,
  Inc. (a)                              26,000         438,360
                                                 -------------


AUTO COMPONENTS (1.7%)
American Axle & Manufacturing
  Holdings, Inc.                        21,200         426,968
ArvinMeritor, Inc. (b)                  37,000         552,780
                                                 -------------
                                                       979,748
                                                 -------------

BUILDING PRODUCTS (2.4%)
NCI Building Systems, Inc.
  (a)(b)                                17,000         410,380
Simpson Manufacturing Co.,
  Inc. (b)                              21,300         562,107
Universal Forest Products,
  Inc.                                  13,100         454,701
                                                 -------------
                                                     1,427,188
                                                 -------------

CAPITAL MARKETS (5.7%)
Hercules Technology Growth
  Capital, Inc.                         69,600         706,440
KBW, Inc. (a)(b)                        27,000         640,980
V  Knight Capital Group, Inc.
  Class A (a)                           46,000         860,660
NGP Capital Resources Co. (b)           50,500         814,565
Prospect Capital Corp. (b)              25,300         375,452
                                                 -------------
                                                     3,398,097
                                                 -------------

CHEMICALS (2.0%)
Olin Corp.                              32,000         645,440
Tronox, Inc. Class A                    55,100         176,320
Westlake Chemical Corp. (b)             21,000         350,910
                                                 -------------
                                                     1,172,670
                                                 -------------

COMMERCIAL BANKS (10.4%)
Center Financial Corp.                  40,900         425,769
F.N.B. Corp. (b)                        42,177         652,056
First Commonwealth Financial
  Corp. (b)                             53,600         667,320
First Community Bancorp                 20,900         449,141
First Regional Bancorp (a)              28,700         426,195
Independent Bank Corp.                  22,965         671,267
Lakeland Financial Corp.                30,700         715,003
Old National Bancorp (b)                33,800         578,318
Sandy Spring Bancorp, Inc.
  (b)                                   26,900         685,950
V  Simmons First National
  Corp. Class A (b)                     27,500         880,275
                                                 -------------
                                                     6,151,294
                                                 -------------

COMMERCIAL SERVICES & SUPPLIES (1.5%)
Casella Waste Systems, Inc.
  Class A (a)                           44,800         477,568
TrueBlue, Inc. (a)                      32,700         416,271
                                                 -------------
                                                       893,839
                                                 -------------

COMMUNICATIONS EQUIPMENT (0.7%)
Mastec, Inc. (a)                        48,500         397,215
                                                 -------------


CONSTRUCTION & ENGINEERING (1.3%)
Northwest Pipe Co. (a)(b)               18,200         773,864
                                                 -------------


CONSUMER FINANCE (0.8%)
EZCORP, Inc. Class A (a)                40,800         495,312
                                                 -------------


CONTAINERS & PACKAGING (1.6%)
Chesapeake Corp. (a)                    51,600         226,008
Rock-Tenn Co. Class A                   20,600         698,958
                                                 -------------
                                                       924,966
                                                 -------------

DIVERSIFIED CONSUMER SERVICES (0.7%)
Pre-Paid Legal Services, Inc.
  (a)                                   10,000         437,400
                                                 -------------


DIVERSIFIED FINANCIAL SERVICES (0.6%)
Medallion Financial Corp.               43,900         373,589
                                                 -------------


DIVERSIFIED TELECOMMUNICATION SERVICES (1.6%)
Consolidated Communications
  Holdings, Inc.                        35,200         503,360
Iowa Telecommunications
  Services, Inc. (b)                    25,000         433,000
                                                 -------------
                                                       936,360
                                                 -------------

ELECTRIC UTILITIES (4.8%)
Empire District Electric Co.
  (The)                                 25,500         531,165
IDACORP, Inc. (b)                       17,600         570,944
MGE Energy, Inc.                        20,000         695,800
Portland General Electric Co.           20,900         501,600
UniSource Energy Corp.                  17,700         552,948
                                                 -------------
                                                     2,852,457
                                                 -------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (5.4%)
Insight Enterprises, Inc. (a)           24,900         300,294
Park Electrochemical Corp.
  (b)                                   27,500         745,250
ScanSource, Inc. (a)                    21,300         531,861
SYNNEX Corp. (a)                        28,300         675,804
Technitrol, Inc.                        21,500         451,500
Zygo Corp. (a)                          44,200         515,372
                                                 -------------
                                                     3,220,081
                                                 -------------

ENERGY EQUIPMENT & SERVICES (3.0%)
Basic Energy Services, Inc.
  (a)                                   35,200         816,640
V  Complete Production
  Services, Inc. (a)                    36,600         988,566
                                                 -------------
                                                     1,805,206
                                                 -------------



 +  Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of April 30, 2008, excluding short-term investments. May be subject to change daily.


10    MainStay Small Cap Value Fund

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
FOOD & STAPLES RETAILING (1.1%)
Great Atlantic & Pacific
  Tea Co., Inc. (The) (a)(b)            23,200   $     638,464
                                                 -------------


GAS UTILITIES (1.6%)
V  Laclede Group, Inc. (The)            25,100         949,282
                                                 -------------


HEALTH CARE EQUIPMENT & SUPPLIES (0.8%)
Invacare Corp.                          26,000         469,040
                                                 -------------


HOTELS, RESTAURANTS & LEISURE (2.6%)
Ameristar Casinos, Inc. (b)             24,700         424,099
Domino's Pizza, Inc.                    45,500         604,240
Luby's, Inc. (a)                        68,000         510,680
                                                 -------------
                                                     1,539,019
                                                 -------------

HOUSEHOLD DURABLES (1.4%)
Furniture Brands
  International, Inc. (b)               20,400         276,420
Hooker Furniture Corp.                  27,600         578,772
                                                 -------------
                                                       855,192
                                                 -------------

INDUSTRIAL CONGLOMERATES (1.5%)
V  Walter Industries, Inc.              12,800         887,808
                                                 -------------


INSURANCE (3.4%)
Infinity Property & Casualty
  Corp.                                 14,000         542,640
Presidential Life Corp.                 31,100         527,456
RLI Corp.                               11,800         566,400
Selective Insurance Group,
  Inc.                                  17,137         365,361
                                                 -------------
                                                     2,001,857
                                                 -------------

INTERNET & CATALOG RETAIL (1.2%)
Netflix, Inc. (a)(b)                    21,600         690,768
                                                 -------------


IT SERVICES (2.1%)
infoUSA, Inc.                           58,700         332,829
V  TNS, Inc. (a)                        39,000         897,000
                                                 -------------
                                                     1,229,829
                                                 -------------

LEISURE EQUIPMENT & PRODUCTS (0.4%)
Arctic Cat, Inc. (b)                    34,100         258,478
                                                 -------------


MACHINERY (1.8%)
Miller Industries, Inc./TN
  (a)                                   26,900         303,432
Watts Water Technologies,
  Inc. Class A (b)                      23,500         631,445
Xerium Technologies, Inc. (b)           69,600         117,624
                                                 -------------
                                                     1,052,501
                                                 -------------

MARINE (1.6%)
V  Genco Shipping & Trading,
  Ltd. (b)                              13,900         940,335
                                                 -------------


MEDIA (2.6%)
LodgeNet Interactive Corp.
  (a)(b)                                20,600         126,072
New Frontier Media, Inc.                84,300         442,575
Playboy Enterprises, Inc.
  Class B (a)                           68,900         576,004
Sinclair Broadcast Group,
  Inc. Class A (b)                      43,700         384,123
                                                 -------------
                                                     1,528,774
                                                 -------------

METALS & MINING (1.2%)
Worthington Industries, Inc.
  (b)                                   37,800         680,778
                                                 -------------


MULTILINE RETAIL (0.4%)
Tuesday Morning Corp. (a)(b)            39,200         213,248
                                                 -------------


OIL, GAS & CONSUMABLE FUELS (9.6%)
V  Alpha Natural Resources,
  Inc. (a)                              17,600         856,240
V  Brigham Exploration Co.
  (a)                                   92,000         868,480
V  Callon Petroleum Co. (a)             44,900         898,000
Foundation Coal Holdings,
  Inc.                                  11,500         689,770
Global Partners, L.P./MA (b)            17,100         346,446
Penn Virginia Corp.                      8,700         456,750
RAM Energy Resources, Inc.
  (a)(b)                               150,500         760,025
Stone Energy Corp. (a)                  13,200         804,408
                                                 -------------
                                                     5,680,119
                                                 -------------

PAPER & FOREST PRODUCTS (0.7%)
Buckeye Technologies, Inc.
  (a)                                   47,300         408,199
                                                 -------------


PERSONAL PRODUCTS (0.5%)
Prestige Brands Holdings,
  Inc. (a)                              35,300         316,994
                                                 -------------


REAL ESTATE INVESTMENT TRUSTS (6.1%)
Associated Estates Realty
  Corp.                                 54,100         654,610
Crystal River Capital, Inc.
  (b)                                   21,900         180,675
FelCor Lodging Trust, Inc.              29,690         373,797
JER Investors Trust, Inc. (b)           40,800         314,160
Newcastle Investment Corp.
  (b)                                   17,400         172,086
NorthStar Realty Finance
  Corp. (b)                             29,700         307,989
Parkway Properties, Inc.                14,600         579,036
Resource Capital Corp. (b)              26,100         226,809
Saul Centers, Inc. (b)                  16,500         823,350
                                                 -------------
                                                     3,632,512
                                                 -------------

ROAD & RAIL (3.1%)
Frozen Food Express
  Industries, Inc.                      59,500         453,390
Old Dominion Freight Line,
  Inc. (a)                              15,800         485,060
P.A.M. Transportation
  Services, Inc. (a)                    27,800         395,872
Werner Enterprises, Inc. (b)            26,108         507,801
                                                 -------------
                                                     1,842,123
                                                 -------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.7%)

Rudolph Technologies, Inc.
  (a)                                   39,600   $     402,336
                                                 -------------


SPECIALTY RETAIL (3.4%)
Brown Shoe Co., Inc.                    22,800         380,304
Charming Shoppes, Inc. (a)              52,300         269,868
CSK Auto Corp. (a)                      32,800         391,304
Dress Barn, Inc. (a)                    27,100         364,766
Haverty Furniture Cos., Inc.
  (b)                                   45,200         412,676
Talbots, Inc. (b)                       26,400         211,992
                                                 -------------
                                                     2,030,910
                                                 -------------

TEXTILES, APPAREL & LUXURY GOODS (0.6%)
Steven Madden, Ltd. (a)(b)              18,600         351,726
                                                 -------------


THRIFTS & MORTGAGE FINANCE (1.7%)
BankUnited Financial Corp.
  Class A (b)                           24,700          97,071
TrustCo Bank Corp., NY (b)              45,483         397,067
United Community Financial
  Corp.                                 64,000         525,440
                                                 -------------
                                                     1,019,578
                                                 -------------

TRADING COMPANIES & DISTRIBUTORS (2.1%)
Electro Rent Corp.                      45,000         607,950
Rush Enterprises, Inc. Class
  B (a)                                 41,100         617,733
                                                 -------------
                                                     1,225,683
                                                 -------------
Total Common Stocks
  (Cost $73,067,975)                                58,111,793
                                                 -------------


                                        SHARES           VALUE
SHORT-TERM INVESTMENT (30.6%)
--------------------------------------------------------------

INVESTMENT COMPANY (30.6%)
State Street Navigator
  Securities Lending Prime
  Portfolio (c)                     18,132,173   $  18,132,173
                                                 -------------
Total Short-Term Investment
  (Cost $18,132,173)                                18,132,173
                                                 -------------
Total Investments
  (Cost $91,200,148) (d)                 128.7%     76,243,966
Liabilities in Excess of
  Cash and Other Assets                  (28.7)    (16,997,512)
                                         -----    ------------
Net Assets                               100.0%  $  59,246,454
                                         =====    ============





(a)  Non-income producing security.
(b)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities is $17,114,080; cash collateral of
     $18,132,173 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(d)  At April 30, 2008, cost is $91,194,007
     for federal income tax purposes and net
     unrealized depreciation is as follows:



       Gross unrealized appreciation       $  4,049,227
       Gross unrealized depreciation        (18,999,268)
                                           ------------
       Net unrealized depreciation         $(14,950,041)
                                           ============







12    MainStay Small Cap Value Fund

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2008 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost
  $91,200,148) including
  $17,114,080 market value of
  securities loaned                  $ 76,243,966
Cash                                      617,589
Receivables:
  Investment securities sold              664,308
  Dividends and interest                   68,808
  Fund shares sold                         11,619
Other assets                               42,399
                                     ------------
     Total assets                      77,648,689
                                     ------------

LIABILITIES:
Securities lending collateral          18,132,173
Payables:
  Fund shares redeemed                     81,051
  Transfer agent (See Note 3)              59,581
  Shareholder communication                39,574
  Manager (See Note 3)                     29,125
  NYLIFE Distributors (See Note 3)         27,584
  Professional fees                        24,729
  Custodian                                 7,282
  Trustees                                    757
Accrued expenses                              379
                                     ------------
     Total liabilities                 18,402,235
                                     ------------
Net assets                           $ 59,246,454
                                     ============

COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.01
  per share) unlimited number of
  shares authorized                  $     70,220
Additional paid-in capital             75,912,738
                                     ------------
                                       75,982,958
Accumulated undistributed net
  investment income                       343,479
Accumulated net realized loss on
  investments                          (2,123,801)
Net unrealized depreciation on
  investments                         (14,956,182)
                                     ------------
Net assets                           $ 59,246,454
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 10,849,516
                                     ============
Shares of beneficial interest
  outstanding                           1,224,521
                                     ============
Net asset value per share
  outstanding                        $       8.86
Maximum sales charge (5.50% of
  offering price)                            0.52
                                     ------------
Maximum offering price per share
  outstanding                        $       9.38
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $ 23,915,751
                                     ============
Shares of beneficial interest
  outstanding                           2,705,106
                                     ============
Net asset value per share
  outstanding                        $       8.84
Maximum sales charge (5.50% of
  offering price)                            0.51
                                     ------------
Maximum offering price per share
  outstanding                        $       9.35
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 19,917,399
                                     ============
Shares of beneficial interest
  outstanding                           2,516,122
                                     ============
Net asset value and offering price
  per share outstanding              $       7.92
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $  4,556,456
                                     ============
Shares of beneficial interest
  outstanding                             575,422
                                     ============
Net asset value and offering price
  per share outstanding              $       7.92
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $      7,332
                                     ============
Shares of beneficial interest
  outstanding                                 819
                                     ============
Net asset value and offering price
  per share outstanding              $       8.95
                                     ============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends                           $   867,650
  Income from securities loaned--net      144,285
  Interest                                 15,480
                                      -----------
     Total income                       1,027,415
                                      -----------
Expenses:
  Manager (See Note 3)                    273,230
  Transfer agent--Investor Class
     (See Note 3)                           5,256
  Transfer agent--Class A (See Note
     3)                                    81,462
  Transfer agent--Classes B and C
     (See Note 3)                          68,191
  Transfer agent--Class I (See Note
     3)                                         5
  Distribution--Class B (See Note 3)       84,309
  Distribution--Class C (See Note 3)       19,444
  Distribution/Service--Investor
     Class (See Note 3)                     2,279
  Distribution/Service--Class A (See
     Note 3)                               43,490
  Service--Class B (See Note 3)            28,103
  Service--Class C (See Note 3)             6,481
  Registration                             26,137
  Professional fees                        21,731
  Shareholder communication                21,174
  Recordkeeping (See Note 3)               12,372
  Custodian                                 6,895
  Trustees                                  1,130
  Miscellaneous                             3,520
                                      -----------
     Total expenses before
       waiver/reimbursement               705,209
  Expense waiver/reimbursement from
     Manager
     (See Note 3)                        (100,460)
                                      -----------
     Net expenses                         604,749
                                      -----------
Net investment income                     422,666
                                      -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments       (2,129,815)
Net change in unrealized
  depreciation on investments          (5,681,688)
                                      -----------
Net realized and unrealized loss on
  investments                          (7,811,503)
                                      -----------
Net decrease in net assets resulting
  from operations                     $(7,388,837)
                                      ===========






14    MainStay Small Cap Value Fund

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2007


                                       2008           2007
DECREASE IN NET ASSETS:
Operations:
 Net investment income         $    422,666   $  1,039,013
 Net realized gain (loss) on
  investments                    (2,129,815)    15,765,623
 Net change in unrealized
  appreciation (depreciation)
  on investments                 (5,681,688)   (20,014,055)
                               ---------------------------
 Net decrease in net assets
  resulting from operations      (7,388,837)    (3,209,419)
                               ---------------------------
Dividends and distributions to
 shareholders:
 From net investment income:
    Class A                        (440,209)      (417,038)
    Class B                         (54,489)       (21,051)
    Class C                         (12,815)        (5,209)
    Class I                             (68)      (119,899)
                               ---------------------------
                                   (507,581)      (563,197)
                               ---------------------------
 From net realized gain on investments:
    Class A                      (8,172,046)    (4,597,917)
    Class B                      (5,669,519)    (4,088,012)
    Class C                      (1,371,162)    (1,024,040)
    Class I                          (1,305)    (2,249,782)
                               ---------------------------
                                (15,214,032)   (11,959,751)
                               ---------------------------
 Total dividends and
  distributions to
  shareholders                  (15,721,613)   (12,522,948)
                               ---------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                          4,393,543     11,786,519
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions              14,455,616     11,556,410
 Cost of shares redeemed        (16,252,839)   (60,254,816)
                               ---------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions                 2,596,320    (36,911,887)
                               ---------------------------
    Net decrease in net
     assets                     (20,514,130)   (52,644,254)

NET ASSETS:
Beginning of period              79,760,584    132,404,838
                               ---------------------------
End of period                  $ 59,246,454   $ 79,760,584
                               ===========================
Accumulated undistributed net
 investment income at end of
 period                        $    343,479   $    428,394
                               ===========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   mainstayinvestments.com
                                                                              15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                        INVESTOR CLASS                                       CLASS A
                        --------------  --------------------------------------------------------------------------------
                         FEBRUARY 28,      SIX                                                  JANUARY 1,
                            2008**        MONTHS                                                  2003*         YEAR
                            THROUGH       ENDED                                                  THROUGH        ENDED
                           APRIL 30,    APRIL 30,             YEAR ENDED OCTOBER 31,           OCTOBER 31,  DECEMBER 31,

                        ------------------------------------------------------------------------------------------------
                            2008***      2008***        2007       2006      2005      2004        2003         2002
Net asset value at
  beginning of period       $  8.77      $ 12.26      $ 14.19    $ 13.39   $ 15.59   $ 14.09     $ 11.10       $ 12.84
                            -------      -------      -------    -------   -------   -------     -------       -------
Net investment income
  (loss) (a)                  (0.01)        0.08         0.17       0.03     (0.05)    (0.09)      (0.08)        (0.09)
Net realized and
  unrealized gain
  (loss) on
  investments                  0.10        (1.07)       (0.73)      1.70      0.68      2.09        3.07         (1.47)
                            -------      -------      -------    -------   -------   -------     -------       -------
Total from investment
  operations                   0.09        (0.99)       (0.56)      1.73      0.63      2.00        2.99         (1.56)
                            -------      -------      -------    -------   -------   -------     -------       -------
Less dividends and
  distributions:
  From net investment
     income                      --        (0.10)       (0.11)        --        --        --          --            --
  From net realized
     gain on
     investments                 --        (2.33)       (1.26)     (0.93)    (2.83)    (0.50)         --         (0.18)
                            -------      -------      -------    -------   -------   -------     -------       -------
Total dividends and
  distributions                  --        (2.43)       (1.37)     (0.93)    (2.83)    (0.50)         --         (0.18)
                            -------      -------      -------    -------   -------   -------     -------       -------
Net asset value at end
  of period                 $  8.86      $  8.84      $ 12.26    $ 14.19   $ 13.39   $ 15.59     $ 14.09       $ 11.10
                            =======      =======      =======    =======   =======   =======     =======       =======
Total investment
  return (b)                   1.03%(c)    (8.98%)(c)   (4.62%)    13.40%     3.41%    14.46%      26.94%(c)    (12.16%)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment
     income (loss)            (0.81%)+      1.76% +      1.28%      0.19%    (0.32%)   (0.62%)     (0.78%)+      (0.74%)
  Net expenses                 1.65% +      1.55% +      1.44%      1.40%     1.47%     1.70%       1.90% +       1.87%
  Expenses (before
     waiver/reimburse-
     ment)                     1.98% +      1.86% +      1.69%      1.65%     1.72%     1.78%       1.94% +       1.87%
Portfolio turnover
  rate                            0%           0%         189%        44%       75%      103%         41%           46%
Net assets at end of
  period (in 000's)         $10,850      $23,916      $44,742    $52,995   $47,849   $55,640     $44,496       $35,197




                                                              CLASS C
                        -----------------------------------------------------------------------------------
                           SIX                                                   JANUARY 1,
                          MONTHS                                                   2003*           YEAR
                          ENDED                                                   THROUGH          ENDED
                        APRIL 30,             YEAR ENDED OCTOBER 31,            OCTOBER 31,    DECEMBER 31,

                        -----------------------------------------------------------------------------------
                         2008***      2007       2006       2005       2004         2003           2002
Net asset value at
  beginning of period     $11.19     $13.06    $ 12.48    $ 14.80    $ 13.49       $10.70         $ 12.48
                          ------     ------    -------    -------    -------       ------         -------
Net investment income
  (loss) (a)                0.04       0.07      (0.07)     (0.15)     (0.20)       (0.15)          (0.18)
Net realized and
  unrealized gain
  (loss) on
  investments              (0.96)     (0.67)      1.58       0.66       2.01         2.94           (1.42)
                          ------     ------    -------    -------    -------       ------         -------
Total from investment
  operations               (0.92)     (0.60)      1.51       0.51       1.81         2.79           (1.60)
                          ------     ------    -------    -------    -------       ------         -------
Less dividends and
  distributions:
  From net investment
     income                (0.02)     (0.01)        --         --         --           --              --
  From net realized
     gain on
     investments           (2.33)     (1.26)     (0.93)     (2.83)     (0.50)          --           (0.18)
                          ------     ------    -------    -------    -------       ------         -------
Total dividends and
  distributions            (2.35)     (1.27)     (0.93)     (2.83)     (0.50)          --           (0.18)
                          ------     ------    -------    -------    -------       ------         -------
Net asset value at end
  of period               $ 7.92     $11.19    $ 13.06    $ 12.48    $ 14.80       $13.49         $ 10.70
                          ======     ======    =======    =======    =======       ======         =======
Total investment
  return (b)               (9.20%)(c) (5.41%)    12.56%      2.65%     13.67%       26.07%(c)      (12.83%)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment
     income (loss)          0.90% +    0.56%     (0.56%)    (1.07%)    (1.37%)      (1.53%)+        (1.49%)
  Net expenses              2.31% +    2.19%      2.15%      2.22%      2.45%        2.65% +         2.62%
  Expenses (before
     waiver/reimburse-
     ment)                  2.63% +    2.44%      2.40%      2.47%      2.53%        2.69% +         2.62%
Portfolio turnover
  rate                         0%       189%        44%        75%       103%          41%             46%
Net assets at end of
  period (in 000's)       $4,556     $6,815    $10,879    $12,070    $10,054       $9,501         $ 9,403




*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
***  Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestments of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  The amount shown for a share outstanding does not correspond with aggregated net realized and unrealized gain (loss) on investments due to significant redemptions of Class I shares.





16    MainStay Small Cap Value Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                          CLASS B
------------------------------------------------------------------------------------------
         SIX                                                    JANUARY 1,
        MONTHS                                                    2003*           YEAR
        ENDED                                                    THROUGH          ENDED
      APRIL 30,             YEAR ENDED OCTOBER 31,             OCTOBER 31,    DECEMBER 31,

      ------------------------------------------------------------------------------------
       2008***       2007       2006       2005       2004         2003           2002
       $ 11.19     $ 13.06    $ 12.48    $ 14.80    $ 13.50      $ 10.70         $ 12.48
       -------     -------    -------    -------    -------      -------         -------
          0.04        0.07      (0.07)     (0.14)     (0.20)       (0.15)          (0.18)

         (0.96)      (0.67)      1.58       0.65       2.00         2.95           (1.42)
       -------     -------    -------    -------    -------      -------         -------
         (0.92)      (0.60)      1.51       0.51       1.80         2.80           (1.60)
       -------     -------    -------    -------    -------      -------         -------

         (0.02)      (0.01)        --         --         --           --              --
         (2.33)      (1.26)     (0.93)     (2.83)     (0.50)          --           (0.18)
       -------     -------    -------    -------    -------      -------         -------
         (2.35)      (1.27)     (0.93)     (2.83)     (0.50)          --           (0.18)
       -------     -------    -------    -------    -------      -------         -------
       $  7.92     $ 11.19    $ 13.06    $ 12.48    $ 14.80      $ 13.50         $ 10.70
       =======     =======    =======    =======    =======      =======         =======
         (9.20%)(c)  (5.34%)    12.48%      2.67%     13.59%       26.17%(c)      (12.83%)

          0.90% +     0.57%     (0.57%)    (1.07%)    (1.37%)      (1.53%)+        (1.49%)
          2.31% +     2.19%      2.15%      2.22%      2.45%        2.65% +         2.62%
          2.63% +     2.44%      2.40%      2.47%      2.53%        2.69% +         2.62%
             0%        189%        44%        75%       103%          41%             46%
       $19,917     $28,197    $43,137    $63,611    $66,355      $60,384         $53,819




                          CLASS I
      ----------------------------------------------
         SIX                            FEBRUARY 16,
        MONTHS                             2005**
        ENDED          YEAR ENDED          THROUGH
      APRIL 30,       OCTOBER 31,        OCTOBER 31,

      ----------------------------------------------
       2008***      2007       2006         2005
        $12.35     $14.30    $ 13.44       $ 14.01
        ------     ------    -------       -------
          0.10       0.48       0.08          0.02

         (1.07)     (1.05)(d)   1.71         (0.59)
        ------     ------    -------       -------
         (0.97)     (0.57)      1.79         (0.57)
        ------     ------    -------       -------

         (0.10)     (0.12)        --            --
         (2.33)     (1.26)     (0.93)           --
        ------     ------    -------       -------
         (2.43)     (1.38)     (0.93)           --
        ------     ------    -------       -------
        $ 8.95     $12.35    $ 14.30       $ 13.44
        ======     ======    =======       =======
         (8.66%)(c) (4.63%)    13.74%        (4.07%)(c)

          2.12% +    3.35%      0.56%         0.25% +
          1.03% +    1.03%      1.05%         0.96% +
          1.29% +    1.28%      1.30%         1.21% +
             0%       189%        44%           75%
        $    7     $    7    $25,394       $20,322




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and comprises twenty-one funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Small Cap Value Fund (the "Fund"), a diversified fund.

The Fund currently offers five classes of shares. Class A shares and Class B shares commenced on June 1, 1998. Class C shares commenced on September 1, 1998. Class I shares commenced on February 16, 2005. Investor Class shares commenced on February 28, 2008. Investor Class and Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Small-capitalization companies may be more volatile in price and have significantly lower trading volumes than companies with larger capitalizations. They may be more vulnerable to adverse business or market developments than large-capitalization companies.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor (if applicable), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2008, the Fund did not hold securities that were valued in such a manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the


18    MainStay Small Cap Value Fund

Fund's 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3, determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors including, but not limited to, ongoing analyses of tax laws and regulations, and interpretations, thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(H) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement between NYLIM and

                                                   mainstayinvestments.com    19
the Subadvisor, NYLIM pays for the services of the Subadvisor.

The Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.85% on assets up to $1.0 billion and 0.80% on assets in excess of $1.0 billion. The Manager has also contractually agreed to waive its management fee so that the management fee is 0.60% on assets up to $1.0 billion and 0.55% on assets in excess of $1.0 billion.

Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.65%; Class A, 1.55%; Class B, 2.40%; Class C, 2.40%; and Class I, 1.24%. These expense limitations may be modified or terminated only with the approval of the Board of Trustees. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the six months ended April 30, 2008, NYLIM earned fees from the Fund in the amount of $273,230 and waived its fees in the amount of $100,460 of which $20,097 is recoupable.

As of April 30, 2008, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

                  OCTOBER 31,
                      2011        TOTAL
                    $20,097      $20,097
 ----------------------------------------


Between August 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses did not exceed the following amounts of average daily net assets for each class: Class A, 1.55%; Class B, 2.30%; Class C, 2.30%; and Class I, 1.24%. Prior to August 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.

State Street Bank and Trust Company ("SSBT"), 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, SSBT is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted a distribution plan (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the Fund, for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares was $534 and $4,712, respectively for the six months ended April 30, 2008. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $141, $12,230, and $695, respectively, for the six months ended April 30, 2008.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is


20    MainStay Small Cap Value Fund
responsible. Transfer agent expenses incurred by the Fund, for the six months ended April 30, 2008, amounted to $154,914.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(F) CAPITAL. At April 30, 2008, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Investor Class                    $25,257     0.2%
-------------------------------------------------
Class A                               308     0.0*
-------------------------------------------------
Class C                               191     0.0*
-------------------------------------------------
Class I                             1,901    25.9
-------------------------------------------------



* Less than one-tenth of a percent.

(G) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the six months ended April 30, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $1,098.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $12,372 for the six months ended April 30, 2008.

NOTE 4--FEDERAL INCOME TAX:

The tax character of distributions paid during the year ended October 31, 2007 shown in the Statement of Changes in Net Assets, was as follows:

                                            2007
Distributions paid from:
  Ordinary Income                    $   563,197
  Long-term Capital Gains             11,959,751
------------------------------------------------
                                     $12,522,948
------------------------------------------------



NOTE 5--CUSTODIAN:

SSBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds pay a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which serves as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six months ended April 30, 2008.

NOTE 7--PURCHASES AND SALES OF
SECURITIES (IN 000'S):

During the six months ended April 30, 2008, purchases and sales of securities, other than short-term securities, were $0 and $13,064, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                   SHARES        AMOUNT
Period ended April 30, 2008*:
Shares sold                       13,419   $   118,661
Shares redeemed                 (51,676)      (456,501)
                               -----------------------
Net decrease in shares
  outstanding before
  conversion                    (38,257)      (337,840)
Shares converted from Class A
   (See Note 1)                1,230,941    10,610,709
Shares converted from Class B

  (See Note 1)                    31,837       273,797
                               -----------------------
Net increase                   1,224,521   $10,546,666
                               =======================



* Investor Class shares were first offered on February 28, 2008.



                                                   mainstayinvestments.com    21

 CLASS A                           SHARES         AMOUNT
Six months ended April 30, 2008:
Shares sold                       323,666   $  2,892,008
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               848,564      7,904,024
Shares redeemed               (1,037,194)     (9,370,883)
                              --------------------------
Net increase in shares
  outstanding before
  conversion                      135,036      1,425,149
Shares reacquired upon
  conversion into Investor
  Class (See Note 1)          (1,232,370)    (10,610,709)
Shares converted from Class
  B  (See Note 1)                 154,493      1,372,519
                              --------------------------
Net decrease                    (942,841)   $ (7,813,041)
                              ==========================
Year ended October 31, 2007:
Shares sold                       556,548   $  7,376,177
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               341,363      4,545,677
Shares redeemed               (1,406,351)    (18,527,209)
                              --------------------------
Net decrease in shares
  outstanding before
  conversion                    (508,440)     (6,605,355)
Shares converted from Class
  B (See Note 1)                  421,745      5,545,030
                              --------------------------
Net decrease                     (86,695)   $ (1,060,325)
                              ==========================




 CLASS B                          SHARES         AMOUNT
Six months ended April 30, 2008:
Shares sold                      128,230   $  1,047,351
Shares issued to shareholders
  in reinvestment of
  dividends and distributions    653,789      5,425,315
Shares redeemed                (577,176)     (4,730,958)
                               ------------------------
Net increase in shares
  outstanding before
  conversion                     204,843      1,741,708
Shares reacquired upon
  conversion into Class A
  (See Note 1)                 (172,343)     (1,372,519)
Shares reacquired upon
  conversion into Investor
  Class (See Note 1)            (35,558)       (273,797)
                               ------------------------
Net increase (decrease)          (3,058)   $     95,392
                               ========================
Year ended October 31, 2007:
Shares sold                      239,117   $  2,909,517
Shares issued to shareholders
  in reinvestment of
  dividends and distributions    318,066      3,867,412
Shares redeemed                (881,148)    (10,613,469)
                               ------------------------
Net decrease in shares
  outstanding before
  conversion                   (323,965)     (3,836,540)
Shares reacquired upon
  conversion into Class A
  (See Note 1)                 (460,329)     (5,545,030)
                               ------------------------
Net decrease                   (784,294)   $ (9,381,570)
                               ========================




 CLASS C                          SHARES        AMOUNT
Six months ended April 30, 2008:
Shares sold                       40,484   $   334,323
Shares issued to shareholders
  in reinvestment of
  dividends and distributions    135,559     1,124,904
Shares redeemed                (209,496)    (1,694,497)
                               -----------------------
Net decrease                    (33,453)   $  (235,270)
                               =======================
Year ended October 31, 2007:
Shares sold                       86,603   $ 1,059,407
Shares issued to shareholders
  in reinvestment of
  dividends and distributions     63,626       773,640
Shares redeemed                (374,468)    (4,530,652)
                               -----------------------
Net decrease                   (224,239)   $(2,697,605)
                               =======================




 CLASS I                           SHARES         AMOUNT
Six months ended April 30, 2008:
Shares sold                           130   $      1,200
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                   146          1,373
                              --------------------------
Net increase                          276   $      2,573
                              ==========================
Year ended October 31, 2007:
Shares sold                        30,744   $    441,418
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               176,381      2,369,681
Shares redeemed               (1,982,648)    (26,583,486)
                              --------------------------
Net decrease                  (1,775,523)   $(23,772,387)
                              ==========================



NOTE 9--OTHER MATTERS:

In 2004 the Securities and Exchange Commission ("SEC") raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to that fund's shareholders. Discussions are in progress with the SEC staff concerning a resolution of this matter.

NOTE 10--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current


22    MainStay Small Cap Value Fund
generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2008, the Fund does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.


                                                   mainstayinvestments.com    23

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or (ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).



24    MainStay Small Cap Value Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY LARGE CAP OPPORTUNITY FUND(2)
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP OPPORTUNITY FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND(2)
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

                       This page intentionally left blank

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-AO13030         (RECYCLE LOGO)            MS156-08           MSSV10-06/08
                                                                          25

 (MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 INSTITUTIONAL BOND FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2008

MESSAGE FROM

THE PRESIDENT
Stock and bond investors alike faced a series of challenges during the six months ended April 30, 2008. Lower real estate prices, slowing construction activity and weak consumer spending all took a toll on the U.S. economy. Growth in real gross national product declined dramatically in the fourth quarter of 2007 and, according to preliminary estimates, recovered only slightly in the first quarter of 2008.

Many financial institutions faced substantial write-downs on subprime mortgages and other lower-quality loans. As banks began to tighten their lending requirements, homeowners and businesses found it more difficult to raise needed capital. Recognizing the need for additional liquidity, the Federal Open Market Committee lowered the federal funds target rate and announced various programs to provide additional liquidity for financial institutions.

As the subprime mortgage crisis escalated, bond investors moved away from higher-risk debt securities toward the relative safety of U.S. Treasury issues. Caution also gripped the equity market as many investors shifted assets into sectors that tend to remain stable in periods of economic weakness.

Bonds generally fared much better than stocks during the six months ended April 30, 2008. All major U.S. stock market indexes declined over the same period, but small-capitalization stocks suffered the most. Among mid-cap and large-cap stocks, growth-oriented issues outperformed value-oriented ones. The market, which steadily declined until early March, closed the period with a modest upturn.

What is the best way to weather difficult markets? At MainStay, we believe that the consistent application of time-tested investment principles makes sense for investors with a long-term time horizon. All of our portfolio managers are aware of the forces that affected the markets during the six-month reporting period. Some may have significantly altered Fund positions to accommodate shifting market dynamics. Others may have simply stayed the course, with only minor portfolio adjustments. By paying close attention to the investment objectives and strategies of the respective Funds they manage, our portfolio managers seek to optimize performance over the long term.

The report that follows provides further details about the market forces and management decisions that affected your investment in MainStay Funds from November 1, 2007, through April 30, 2008. We hope that as you review these short-term results, you will maintain the long-term perspective that sound investing calls for in a shifting economic and market environment.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President




                        Not part of the Semiannual Report

 (MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 INSTITUTIONAL BOND FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2008

TABLE OF CONTENTS



SEMIANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    8
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   10
---------------------------------------------

FINANCIAL STATEMENTS                       15
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              19
---------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF
MANAGEMENT AND SUBADVISORY AGREEMENT       24
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        26
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       26

INVESTMENT AND PERFORMANCE COMPARISON*


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX      ONE     FIVE     TEN
TOTAL RETURNS     MONTHS    YEAR    YEARS    YEARS
--------------------------------------------------
                   3.27%    4.94%    3.55%    5.07%




                                                            (PERFORMANCE GRAPH)




 BENCHMARK PERFORMANCE                                               SIX      ONE     FIVE     TEN
                                                                   MONTHS    YEAR    YEARS    YEARS
---------------------------------------------------------------------------------------------------
Lehman Brothers(R) Intermediate U.S. Government/Credit Index(1)     4.45%    7.56%    4.05%    5.78%
Average Lipper short-intermediate investment grade debt fund(2)     1.78     3.78     2.89     4.68



* On 11/27/07, McMorgan Intermediate Fixed Income Fund and McMorgan Fixed Income Fund were reorganized into MainStay Institutional Bond Fund Class I shares. Performance figures for Class I shares reflect the historical performance of the McMorgan Class shares of the McMorgan Intermediate Fixed Income Fund (a predecessor to the Fund, which was subject to a different fee structure, and for which McMorgan served as investment advisor). Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $10,000. Class I shares are sold with no initial sales charge or contingent deferred sales charge and have no annual 12b-1 fees and are generally available to corporate and institutional investors and individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
1. The Lehman Brothers(R) Intermediate U.S. Government/Credit Index is an unmanaged index that consists of all publicly issued bonds of the U.S. government and agencies, as well as investment grade corporate bonds with less than 10 years to maturity. Results assume reinvestment of all income and capital gains. The Lehman Brothers(R) Intermediate U.S. Government/Credit Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
2. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.



                                                    mainstayinvestments.com    5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY INSTITUTIONAL BOND FUND --------THE EXAMPLE BELOW IS INTENDED TO DESCRIBE THE FEES AND EXPENSES BORNE BY SHAREHOLDERS DURING THE SIX-MONTH PERIOD FROM NOVEMBER 1, 2007, TO APRIL 30, 2008, AND THE IMPACT OF THOSE COSTS ON YOUR INVESTMENT.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2007, to April 30, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended April 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                     11/1/07         4/30/08       PERIOD(1)         4/30/08        PERIOD(1)
CLASS I SHARES                 $1,000.00       $1,032.70        $2.32          $1,022.58         $2.31
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's Class I annualized expense ratio (0.46%) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the one-half year period).






6    MainStay Institutional  Bond Fund

PORTFOLIO COMPOSITION AS OF APRIL 30, 2008

(PORTFOLIO COMPOSITION PIE CHART)

U.S. Government & Federal Agencies              52.60
Corporate Bonds                                 25.60
Mortgage-Backed Securities                      17.40
Short-Term Investment (collateral from
  securities lending is 14.3%)                  14.30
Foreign Corporate Bonds                          1.40
Medium-Term Notes                                0.80
Asset-Backed Security                            0.00*
Liabilities in Excess of Cash and Other
  Assets                                       (12.10)


* Less than one-tenth of a percent.

See Portfolio of Investments on page 10 for specific holdings within these categories.

TOP TEN ISSUERS AS OF APRIL 30, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Federal National Mortgage Association,
        3.25%-6.50%, due 2/10/10-10/1/37
    2.  United States Treasury Notes, 3.625%-5.00%, due
        7/31/08-8/15/17
    3.  Federal National Mortgage Association (Mortgage
        Pass-Through Securities), 5.50%-6.50%, due
        9/1/33-11/1/37
    4. LB-UBS Commercial Mortgage Trust, 5.43%-5.858%, due 2/15/40-7/15/40
    5.  Greenwich Capital Commercial Funding Corp.,
        5.224%-5.317%, due 6/10/36-4/10/37
    6.  JP Morgan Chase Commercial Mortgage Securities
        Corp., Series 2007-CB20, Class A4, 5.794%,
        due 2/12/51
    7.  GS Mortgage Securities Corp., Series 2005-GG4,
        Class A4, 4.761%, due 7/10/39
    8.  Commercial Mortgage Pass-Through Certificate,
        Series 2006-C8, Class A2B, 5.248%, due 12/10/46
    9.  International Lease Finance Corp.,
        4.875%-6.375%, due 9/1/10-3/25/13
   10.  WaMu Mortgage Pass-Through Certificate, Series
        2006-AR7, Class 2A, 5.06%, due 7/25/46






                                                    mainstayinvestments.com    7

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS ADAM BLANKMAN, CFA, AND JOANNA KARGER OF MCMORGAN & COMPANY LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY INSTITUTIONAL BOND FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2008?

MainStay Institutional Bond Fund Class I shares returned 3.27% for the six months ended April 30, 2008. The Fund outperformed the 1.78% return of the average Lipper(1) short-intermediate investment-grade debt fund and underperformed the 4.45% return of the Lehman Brothers(R) Intermediate U.S. Government/Credit Index(2) for the six months ended April 30, 2008. The Lehman Brothers(R) Intermediate U.S. Government/Credit Index is the Fund's broad-based securities-market index.

WHAT KEY FACTORS DROVE THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

The Fund's underperformance versus the Lehman Brothers(R) Intermediate U.S. Government/Credit Index was primarily due to the Fund's exposure to commercial mortgage-backed securities and selected Alt-A residential mortgage-backed securities.(3) The Fund's commercial mortgage-backed securities and non-agency mortgage-backed securities were all rated AAA and had strong credit fundamentals. Nevertheless, some of these Fund holdings experienced significant spread(4) widening as the credit crunch forced many leveraged investors to liquidate large positions of similar securities to meet margin calls.

HOW DID THE FUND'S DURATION STRATEGY AFFECT ITS PERFORMANCE?

During the reporting period, the Fund's duration was broadly neutral to the Lehman Brothers(R) Intermediate U.S. Government/Credit Index and had little impact on the Fund's relative performance.

DURING THE REPORTING PERIOD, HOW DID YOU POSITION THE FUND'S INVESTMENTS IN LIGHT OF THE TURMOIL IN THE FINANCIAL MARKETS?

Throughout the financial crisis, we remained diligent in applying our investment process, which focuses on the fundamental value of the securities we consider for the Fund. We determined that the Fund's commercial and residential mortgage-backed securities holdings had very strong credit fundamentals and that the risk of principal loss or credit downgrades was low. Accordingly, we did not sell the Fund's securitized investments and even increased its allocation to AAA-rated super-senior commercial mortgage-backed securities as they reached historically attractive spreads.

WHAT OTHER FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

The greatest positive contribution to the Fund's relative performance came from our decision to maintain an underweight exposure to corporate bonds. As previously noted, the most significant negative contribution came from the Fund's exposure to commercial mortgage-backed securities and select residential mortgage-backed securities.

DID THE FUND HAVE ANY SIGNIFICANT PURCHASES AND SALES DURING THE REPORTING
PERIOD?

Significant purchases are discussed in the next question. In early November 2007, the Fund liquidated all of its holdings of Residential Capital LLC bonds on concerns about the company's weakening asset quality and deteriorating liquidity. The Fund's Residential Capital investments had a negative impact on performance at the beginning of the reporting period.


The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, market conditions and maturities. The Fund may experience a portfolio turnover of more than 100% and may generate taxable short-term capital gains. The principal risk of mortgage dollar rolls is that the security the Fund receives at the end of the transaction may be worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule if interest rates fall, thereby reducing the value of the Fund's investments. If interest rates rise, there may be less of the underlying debt prepaid, which would cause the average bond maturity to rise and increase the potential for the Fund to lose money. Delayed delivery transactions create interest rate risks for the Fund and also involve credit risks in the event of a counterparty default. The principal risk of forward commitments and when-issued securities is that the security may be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The principal risks of a "to be announced securities" transactions are increased credit risk and increased overall investment exposure.
1. See footnote on page 5 for more information on Lipper Inc.
2. See footnote on page 5 for more information on the Lehman Brothers(R) Intermediate U.S. Government/Credit Index.
3. Alt-A is a mortgage-risk classification between prime and subprime. Alt-A mortgages typically carry higher rates than prime mortgages, and they generally carry additional risk because of higher loan-to-value ratios, higher debt-to-equity ratios, or incomplete income documentation.
4. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.



8    MainStay Institutional  Bond Fund

HOW DID THE FUND'S WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

We actively managed the Fund's portfolio throughout the reporting period. The Fund increased its allocation to Treasury securities in November 2007. This move reflected our belief that the Federal Reserve would lower short-term interest rates significantly to combat the liquidity squeeze in the global capital markets. The Fund decreased its allocation to corporate bonds, particularly those in the financials sector, in November and December 2007, because of the heightened pressures on asset quality, capital and liquidity for market-sensitive issuers.

As the credit crunch persisted, we increased the Fund's exposure to commercial mortgage-backed securities and reduced the allocation to Treasury securities in February 2008 to take advantage of significantly wider spreads in high-quality assets. We also increased the Fund's exposure to corporate bonds and reduced the allocation to Treasury securities in early April 2008, based on historically attractive corporate-bond spreads and our belief that the Federal Reserve's aggressive liquidity actions would restore stability to the credit markets over time.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                    mainstayinvestments.com    9

PORTFOLIO OF INVESTMENTS APRIL 30, 2008 UNAUDITED



                                       PRINCIPAL
                                          AMOUNT           VALUE
LONG-TERM BONDS (97.8%)+
ASSET-BACKED SECURITY (0.0%)++
----------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.0%)++
Newcastle Mortgage Securities
  Trust
  Series 2006-1, Class A1
  2.965%, due 3/25/36 (a)            $    58,427   $      58,264
                                                   -------------
Total Asset-Backed Security
  (Cost $58,427)                                          58,264
                                                   -------------



CORPORATE BONDS (25.6%)
----------------------------------------------------------------

AGRICULTURE (0.7%)
Cargill, Inc.
  6.00%, due 11/27/17 (b)              1,935,000       1,926,575
                                                   -------------


AUTO MANUFACTURERS (0.0%)++
DaimlerChrysler N.A. Holding
  Corp.
  4.875%, due 6/15/10                     85,000          85,853
  7.75%, due 1/18/11                      30,000          32,076
                                                   -------------
                                                         117,929
                                                   -------------

AUTO PARTS & EQUIPMENT (0.6%)
Johnson Controls, Inc.
  5.25%, due 1/15/11                   1,660,000       1,683,796
                                                   -------------


BANKS (2.7%)
Bank of America Corp.
  4.50%, due 8/1/10                       45,000          45,398
  5.42%, due 3/15/17                     600,000         588,094
  5.75%, due 8/15/16                     955,000         969,391
Bank One Corp.
  2.625%, due 6/30/08                     40,000          39,934
  5.90%, due 11/15/11                  2,355,000       2,454,440
Capital One Financial Corp.
  5.70%, due 9/15/11                      50,000          48,819
  6.15%, due 9/1/16                      675,000         611,955
U.S. Bank N.A.
  6.375%, due 8/1/11                     960,000       1,019,668
Wachovia Corp.
  5.35%, due 3/15/11                      35,000          35,305
Wells Fargo & Co.
  3.125%, due 4/1/09                      85,000          83,868
Wells Fargo Bank N.A.
  4.75%, due 2/9/15                    1,330,000       1,303,538
                                                   -------------
                                                       7,200,410
                                                   -------------

BEVERAGES (0.4%)
Dr. Pepper Snapple Group,
  Inc.
  6.82%, due 5/1/18 (b)                  965,000       1,001,045
                                                   -------------


DIVERSIFIED FINANCIAL SERVICES (9.8%)
American Express Co.
  7.00%, due 3/19/18                   1,325,000       1,425,265
American General Finance
  4.875%, due 7/15/12                     15,000          14,311
Bear Stearns Cos., Inc. (The)
  5.30%, due 10/30/15                  1,500,000       1,458,532
  5.70%, due 11/15/14                  1,200,000       1,197,532
Capital One Bank
  4.875%, due 5/15/08                     60,000          59,995
Caterpillar Financial
  Services Corp.
  4.30%, due 6/1/10                       30,000          30,278
Citigroup, Inc.
  3.625%, due 2/9/09                     120,000         119,874
  5.00%, due 9/15/14                   1,745,000       1,663,097
  5.50%, due 4/11/13                   1,940,000       1,951,822
Countrywide Home Loans, Inc.
  3.25%, due 5/21/08 (c)                  50,000          49,872
General Electric Capital
  Corp.
  4.625%, due 9/15/09                    125,000         127,224
  6.125%, due 2/22/11                     50,000          52,468
Goldman Sachs Group, Inc.
  (The)
  6.15%, due 4/1/18 (c)                1,130,000       1,143,054
Household Financial Corp.
  4.75%, due 5/15/09                     115,000         115,513
HSBC Finance Corp.
  5.875%, due 2/1/09                     475,000         480,233
  6.375%, due 10/15/11                 1,505,000       1,559,136
  6.75%, due 5/15/11                     535,000         557,325
  7.00%, due 5/15/12                     835,000         881,586
V  International Lease
  Finance Corp.
  4.875%, due 9/1/10                      60,000          59,525
  5.625%, due 9/20/13                  1,225,000       1,206,849
  5.75%, due 6/15/11                   1,480,000       1,475,856
  5.875%, due 5/1/13                     320,000         318,694
Jefferies Group, Inc.
  5.50%, due 3/15/16                     265,000         241,352
  7.75%, due 3/15/12                     840,000         890,675
John Deere Capital Group
  5.65%, due 7/25/11                   1,135,000       1,180,148


 +  Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of April 30, 2008, excluding short-term investments. May be subject to change daily.


10    MainStay Institutional Bond Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
JPMorgan Chase & Co.
  5.125%, due 9/15/14                $ 1,215,000   $   1,199,351
  5.75%, due 1/2/13                      225,000         232,988
  6.25%, due 1/15/09                       5,000           5,080
  6.75%, due 2/1/11                       55,000          57,361
Lehman Brothers Holdings,
  Inc.
  3.60%, due 3/13/09                      15,000          14,784
  5.625%, due 1/24/13                  3,760,000       3,704,871
MBNA Corp.
  7.125%, due 11/15/12                   940,000       1,021,720
  7.50%, due 3/15/12                     240,000         263,310
Morgan Stanley
  3.875%, due 1/15/09                     25,000          25,006
  4.75%, due 4/1/14                    1,495,000       1,402,890
  6.60%, due 4/1/12                       50,000          51,129
National Rural Utilities
  Cooperative
  Finance Corp.
  5.75%, due 11/1/08                      80,000          80,657
                                                   -------------
                                                      26,319,363
                                                   -------------


ELECTRIC (2.8%)
Dominion Resources, Inc.
  5.687%, due 5/15/08                     55,000          55,018
Exelon Corp.
  4.90%, due 6/15/15                   1,020,000         955,138
FirstEnergy Corp.
  Series B
  6.45%, due 11/15/11                  1,000,000       1,038,494
General Electric Co.
  5.25%, due 12/6/17                     610,000         607,064
MidAmerican Energy Holdings
  Co.
  5.875%, due 10/1/12                  1,720,000       1,793,244
Nisource Finance Corp.
  6.40%, due 3/15/18                   1,720,000       1,695,330
Pacific Gas & Electric
  3.60%, due 3/1/09                       90,000          89,799
Virginia Electric and Power
  Co.
  5.10%, due 11/30/12                  1,155,000       1,174,234
                                                   -------------
                                                       7,408,321
                                                   -------------

FOOD (0.0%)++
Safeway, Inc.
  4.95%, due 8/16/10                      85,000          86,152
                                                   -------------


INSURANCE (1.9%)
Assurant, Inc.
  5.625%, due 2/15/14                    615,000         587,262
MetLife, Inc.
  5.50%, due 6/15/14                     475,000         482,759
  6.125%, due 12/1/11                  1,520,000       1,605,514
Prudential Financial, Inc.
  3.75%, due 5/1/08                       80,000          80,000
  4.50%, due 7/15/13                   1,185,000       1,157,611
St. Paul Travelers Cos., Inc.
  (The)
  6.25%, due 6/20/16                   1,220,000       1,265,480
                                                   -------------
                                                       5,178,626
                                                   -------------

MEDIA (1.5%)
Comcast Cable Communications,
  Inc.
  6.875%, due 6/15/09                     80,000          82,072
Cox Communications, Inc.
  4.625%, due 1/15/10                     35,000          34,846
  6.40%, due 8/1/08                       45,000          45,257
  7.125%, due 10/1/12                  1,685,000       1,791,399
Tele-Communications, Inc.
  9.80%, due 2/1/12                    1,840,000       2,074,249
Time Warner, Inc.
  6.75%, due 4/15/11                      80,000          82,157
                                                   -------------
                                                       4,109,980
                                                   -------------

OIL & GAS (2.5%)
Devon Financing Corp. LLC
  6.875%, due 9/30/11                    780,000         837,121
Enterprise Products
  Operating, L.P.
  6.30%, due 9/15/17                   1,245,000       1,268,664
Marathon Oil Corp.
  5.90%, due 3/15/18                     885,000         895,482
Ocean Energy, Inc.
  7.25%, due 10/1/11                     635,000         688,534
Valero Energy Corp.
  6.125%, due 6/15/17                    800,000         807,017
XTO Energy, Inc.
  4.90%, due 2/1/14                    1,050,000       1,031,229
  6.25%, due 8/1/17                    1,065,000       1,115,072
                                                   -------------
                                                       6,643,119
                                                   -------------

PIPELINES (0.3%)
Kinder Morgan Energy
  Partners, L.P.
  6.00%, due 2/1/17                      875,000         874,903
                                                   -------------


REAL ESTATE INVESTMENT TRUSTS (1.1%)
ERP Operating, L.P.
  5.75%, due 6/15/17                     875,000         821,049
iStar Financial, Inc.
  Series B
  4.875%, due 1/15/09                     50,000          47,125


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

                                       PRINCIPAL
                                          AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
ProLogis
  5.50%, due 4/1/12                  $ 1,290,000   $   1,261,197
Realty Income Corp.
  5.95%, due 9/15/16                   1,025,000         932,846
                                                   -------------
                                                       3,062,217
                                                   -------------

RETAIL (0.7%)
CVS Caremark Corp.
  5.75%, due 6/1/17                    1,685,000       1,707,488
Target Corp.
  5.375%, due 6/15/09                     80,000          81,395
                                                   -------------
                                                       1,788,883
                                                   -------------

TELECOMMUNICATIONS (0.0%)++
Cisco Systems, Inc.
  5.50%, due 2/22/16                      35,000          36,253
Sprint Capital Corp.
  6.125%, due 11/15/08                    40,000          39,700
                                                   -------------
                                                          75,953
                                                   -------------

TRANSPORTATION (0.6%)
Burlington North Santa Fe
  5.65%, due 5/1/17                      760,000         764,781
Union Pacific Corp.
  5.65%, due 5/1/17                      400,000         402,516
  5.75%, due 11/15/17                    530,000         536,578
                                                   -------------
                                                       1,703,875
                                                   -------------
Total Corporate Bonds
  (Cost $68,994,190)                                  69,181,147
                                                   -------------



FOREIGN CORPORATE BONDS (1.4%)
----------------------------------------------------------------

BEVERAGES (0.5%)
Diageo Capital PLC
  5.75%, due 10/23/17                    865,000         882,099
Diageo Finance B.V.
  5.30%, due 10/28/15                    385,000         383,663
                                                   -------------
                                                       1,265,762
                                                   -------------

ENERGY EQUIPMENT & SERVICES (0.6%)
EnCana Holdings Finance Corp.
  5.80%, due 5/1/14                    1,560,000       1,605,933
                                                   -------------


HEALTH CARE-PRODUCTS (0.3%)
Covidien International
  Finance S.A.
  6.00%, due 10/15/17 (b)                940,000         960,957
                                                   -------------
Total Foreign Corporate Bonds
  (Cost $3,778,324)                                    3,832,652
                                                   -------------



MEDIUM-TERM NOTES (0.8%)
----------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.8%)
V  International Lease
  Finance Corp.
  6.375%, due 3/25/13                  1,375,000       1,393,655
Morgan Stanley
  6.625%, due 4/1/18                     715,000         741,326
                                                   -------------
Total Medium-Term Notes
  (Cost $2,112,447)                                    2,134,981
                                                   -------------



MORTGAGE-BACKED SECURITIES (17.4%)
----------------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (17.4%)
Bear Stearns Commercial
  Mortgage Securities
  Series 2006-722, Class A4
  5.467%, due 4/12/38 (a)              2,050,000       2,044,528
  Series 2007-T26, Class A4
  5.471%, due 1/12/45 (a)              1,675,000       1,630,978
V  Commercial Mortgage
  Pass-Through Certificate
  Series 2006-C8, Class A2B
  5.248%, due 12/10/46                 4,775,000       4,738,734
Country Wide Alternative Loan
  Trust
  Series 2005-76, Class 2A1
  5.08%, due 2/25/36 (a)               3,683,813       2,892,225
V  Greenwich Capital
  Commercial
  Funding Corp.
  Series 2005-GG5, Class A5
  5.224%, due 4/10/37 (a)              2,960,000       2,932,462
  Series 2004-GG1, Class A7
  5.317%, due 6/10/36 (a)              3,250,000       3,301,197
V  GS Mortgage Securities
  Corp.
  Series 2005-GG4, Class A4
  4.761%, due 7/10/39                  2,578,125       2,493,096
  Series 2004-GG2, Class A6
  5.396%, due 8/10/38 (a)              2,375,000       2,395,301
Harborview Mortgage Loan
  Trust
  Series 2005-11, Class 2A1A
  3.11%, due 8/19/45 (a)                 104,964          85,293
V  JP Morgan Chase Commercial
  Mortgage Securities Corp.
  Series 2007-CB20, Class A4
  5.794%, due 2/12/51 (a)              5,150,000       5,105,513
JP Morgan Mortgage Trust
  Series 2007-S3, Class 1A96
  6.00%, due 8/25/37                   1,083,641       1,055,666
  Series 2007-S3, Class 1A97
  6.00%, due 8/25/37                   2,359,930       2,231,939



12    MainStay Institutional Bond Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                       PRINCIPAL
                                          AMOUNT           VALUE
MORTGAGE-BACKED SECURITIES (CONTINUED)
COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
V  LB-UBS Commercial Mortgage
  Trust
  Series 2007-C2, Class A3
  5.43%, due 2/15/40                 $ 7,450,000   $   7,230,942
  Series 2007-C6, Class A4
  5.858%, due 7/15/40                  5,000,000       4,987,370
V  WaMu Mortgage Pass-Through
  Certificate
  Series 2006-AR7, Class 2A
  5.06%, due 7/25/46 (a)               5,129,632       3,693,335
                                                   -------------
Total Mortgage-Backed
  Securities
  (Cost $49,658,676)                                  46,818,579
                                                   -------------


U.S. GOVERNMENT & FEDERAL AGENCIES (52.6%)
----------------------------------------------------------------

FANNIE MAE STRIP
  (COLLATERALIZED MORTGAGE OBLIGATION) (0.0%)++
  Series D, Class 1, IO
  6.00%, due 4/1/09 (d)                       42              42
                                                   -------------


FEDERAL HOME LOAN MORTGAGE CORPORATION (0.0%)++
  6.00%, due 2/1/11                        8,257           8,495
                                                   -------------

V Federal National Mortgage
  Association (25.5%)
  3.25%, due 2/10/10                  35,840,000      36,094,500
  3.25%, due 4/9/13 (c)               14,110,000      13,882,533
  4.75%, due 12/15/10                    135,000         140,901
  5.00%, due 5/11/17                   1,855,000       1,950,822
  5.125%, due 4/15/11                 15,195,000      16,056,708
  6.00%, due 10/1/37                      88,033          90,081
  6.50%, due 8/1/37                      424,194         439,367
                                                   -------------
                                                      68,654,912
                                                   -------------

V Federal National Mortgage
  Association
  (Mortgage Pass-Through
  Securities) (11.5%)
  5.50%, due 4/1/34                      197,096         198,734
  5.50%, due 12/1/36                   4,353,669       4,383,037
  5.50%, due 4/1/37                    9,458,849       9,520,646
  6.00%, due 8/1/34                       25,275          25,924
  6.00%, due 12/1/36                      61,848          63,300
  6.00%, due 9/1/37                      476,209         487,290
  6.00%, due 10/1/37                   5,201,657       5,276,349
  6.00%, due 11/1/37                     265,214         271,385
  6.037%, due 10/1/36 (a)              2,212,464       2,264,903
  6.09%, due 10/1/36 (a)               1,347,622       1,380,574
  6.181%, due 9/1/36 (a)               2,991,954       3,058,990
  6.50%, due 9/1/33                    3,869,851       4,034,487
  6.50%, due 9/1/36                       42,528          44,058
                                                   -------------
                                                      31,009,677
                                                   -------------

FREDDIE MAC REFERENCE REMIC
  (COLLATERALIZED MORTGAGE OBLIGATION) (0.0%)++
  Series 2113, Class QE
  6.00%, due 11/15/27                     20,540          20,637
                                                   -------------


V  UNITED STATES TREASURY
  NOTES (15.6%)
  3.625%, due 12/31/12 (c)            14,990,000      15,392,856
  4.00%, due 8/31/09                   3,435,000       3,519,532
  4.25%, due 8/15/14 (c)               2,500,000       2,644,530
  4.75%, due 8/15/17 (c)              10,410,000      11,215,151
  5.00%, due 7/31/08                   9,300,000       9,380,650
                                                   -------------
                                                      42,152,719
                                                   -------------
Total U.S. Government &
  Federal Agencies
  (Cost $141,330,087)                                141,846,482
                                                   -------------
Total Long-Term Bonds
  (Cost $265,932,151)                                263,872,105
                                                   -------------




                                          SHARES

SHORT-TERM INVESTMENT (14.3%)
----------------------------------------------------------------

INVESTMENT COMPANY (14.3%)
State Street Navigator
  Securities Lending Prime
  Portfolio (e)                       38,573,861      38,573,861
                                                   -------------

Total Short-Term Investment
  (Cost $38,573,861)                                  38,573,861
                                                   -------------
Total Investments
  (Cost $304,506,012) (f)                  112.1%    302,445,966
Liabilities in Excess of
  Cash and Other Assets                    (12.1)    (32,666,861)
                                           -----    ------------
Net Assets                                 100.0%  $ 269,779,105
                                           =====    ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

++   Less than one-tenth of a percent.
(a)  Floating rate. Rate shown is the rate in
     effect at April 30, 2008.
(b)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(c)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities
     is $37,778,218; cash collateral of
     $38,573,861 (included in liabilities) was
     received with which the Fund purchased
     highly liquid short-term investments.
(d)  Collateralized Mortgage Obligation
     Interest Only Strip--Pays a fixed or
     variable rate of interest based on
     mortgage loans or mortgage pass-through
     securities. The principal amount of the
     underlying pool represents the notional
     amount on which the current interest is
     calculated. The value of these stripped
     securities may be particularly sensitive
     to changes in prevailing interest rates
     and are typically more sensitive to
     changes in prepayment rates than
     traditional mortgage-backed securities.
(e)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(f)  At April 30, 2008, cost is $304,600,793
     for federal income tax purposes and net
     unrealized depreciation is as follows:



     Gross unrealized appreciation    $ 2,014,850
     Gross unrealized depreciation     (4,169,677)
                                      -----------
     Net unrealized depreciation      $(2,154,827)
                                      ===========






14    MainStay Institutional Bond Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2008 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $304,506,012)
  including $37,778,218 market
  value of securities loaned         $302,445,966
Cash                                    3,841,454
Receivables:
  Investment securities sold            2,553,125
  Interest                              2,269,895
  Fund shares sold                         23,319
Other assets                                4,936
                                     ------------
     Total assets                     311,138,695
                                     ------------
LIABILITIES:
Securities lending collateral          38,573,861
Payables:
  Investment securities purchased       2,503,009
  Fund shares redeemed                    135,000
  Manager (See Note 3)                     81,689
  Professional fees                        25,818
  Transfer agent (See Note 3)              15,836
  Custodian                                 9,042
  Trustees                                  1,492
Accrued expenses                            4,601
Dividend payable                            9,242
                                     ------------
     Total liabilities                 41,359,590
                                     ------------
Net assets                           $269,779,105
                                     ============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.01
  per share) unlimited number of
  shares authorized                  $    264,130
Additional paid-in capital            270,257,680
                                     ------------
                                      270,521,810
Accumulated undistributed net
  investment income                       305,608
Accumulated net realized gain on
  investments                           1,011,733
Net unrealized depreciation on
  investments                          (2,060,046)
                                     ------------
Net assets                           $269,779,105
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $269,779,105
                                     ============
Shares of beneficial interest
  outstanding                          26,412,959
                                     ============
Net asset value per share
  outstanding                        $      10.21
                                     ============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                             $ 6,043,934
  Income from securities loaned--net       119,875
                                       -----------
     Total income                        6,163,809
                                       -----------
EXPENSES:
  Manager (See Note 3)                     445,409
  Transfer agent (See Note 3)               43,155
  Professional fees                         27,619
  Recordkeeping                             27,351
  Custodian                                 12,275
  Administration (See Note 3)                7,465
  Trustees                                   4,484
  Registration                               4,434
  Shareholder communication                  2,175
  Miscellaneous                             15,134
                                       -----------
     Total expenses before waiver          589,501
  Expense waiver from Manager (See
     Note 3)                                (5,648)
                                       -----------
     Net expenses                          583,853
                                       -----------
Net investment income                    5,579,956
                                       -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain on investments         4,010,901
Net change in unrealized
  appreciation on investments           (2,147,609)
                                       -----------
Net realized and unrealized gain on
  investments                            1,863,292
                                       -----------
Net increase in net assets resulting
  from operations                      $ 7,443,248
                                       ===========







16    MainStay Institutional Bond Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS


                        SIX MONTHS       PERIOD          YEAR
                           ENDED          ENDED          ENDED
                         APRIL 30,     OCTOBER 31,     JUNE 30,
                          2008**          2007*          2007
INCREASE IN NET ASSETS:
Operations:
 Net investment
  income               $  5,579,956   $  2,716,910   $  8,049,148
 Net realized gain on
  investments             4,010,901        125,718        589,170
 Net change in
  unrealized
  appreciation
  (depreciation) on
  investments            (2,147,609)     1,475,808      1,325,920
                       ------------------------------------------
 Net increase in net
  assets resulting
  from operations         7,443,248      4,318,436      9,964,238
                       ------------------------------------------
Dividends to shareholders:
 From net investment income:

    Class I                                                    --
                         (5,573,156)            --
    Class McMorgan                                     (8,326,686)
                                 --     (2,644,037)
    Class Z                      --             --         (1,311)
                       ------------------------------------------

 Total dividends to
  shareholders           (5,573,156)    (2,644,037)    (8,327,997)
                       ------------------------------------------

Capital share transactions:

 Net proceeds from
  sale of shares         35,934,666     22,756,387     37,395,265

 Net asset value of
  shares issued in
  connection with
  acquisition of
  McMorgan Fixed
  Income Fund (a)        73,185,096             --             --

 Net asset value of
  shares issued to
  shareholders in
  reinvestment of
  dividends               5,513,080      2,598,828      8,162,154

 Cost of shares
  redeemed              (26,835,705)   (18,105,512)   (26,389,326)
                       ------------------------------------------
    Increase in net
     assets derived
     from capital
     share
     transactions      $ 87,797,137   $  7,249,703   $ 19,168,093
                       ------------------------------------------
    Net increase in
     net assets          89,667,229      8,924,102     20,804,334
NET ASSETS:
Beginning of period     180,111,876    171,187,774    150,383,440
                       ------------------------------------------
End of period          $269,779,105   $180,111,876   $171,187,774
                       ==========================================
Accumulated
 undistributed net
 investment income at
 end of period         $    305,608   $    298,808   $    217,654
                       ==========================================




* The McMorgan Intermediate Fixed Income Fund changed its fiscal year end from June 30 to October 31.

**  Unaudited.

(a) Effective November 27, 2007, shareholders of McMorgan Intermediate Fixed Income Fund and McMorgan Fixed Income Fund became owners of Class I shares of MainStay Institutional Bond Fund. Additionally, the accounting and performance history of the McMorgan Intermediate Fixed Income Fund was redesignated as that of Class I shares of MainStay Institutional Bond Fund.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                   CLASS I
                            -------------------------------------------------------------------------------------
                            SIX MONTHS       PERIOD
                               ENDED         ENDED
                             APRIL 30,    OCTOBER 31,                       YEAR ENDED JUNE 30,
                            -------------------------------------------------------------------------------------

                             2008**(D)       2007*         2007        2006        2005        2004        2003

Net asset value at
  beginning of period        $  10.11       $  10.01     $   9.91    $  10.36    $  10.22    $  10.93    $  10.46
                             --------       --------     --------    --------    --------    --------    --------
Net investment income            0.22           0.16         0.48(a)     0.40(a)     0.34(a)     0.36        0.49
Net realized and
  unrealized gain (loss)
  on investments                 0.11           0.10         0.12       (0.45)       0.16       (0.43)       0.51
                             --------       --------     --------    --------    --------    --------    --------
Total from investment
  operations                     0.33           0.26         0.60       (0.05)       0.50       (0.07)       1.00
                             --------       --------     --------    --------    --------    --------    --------
Less dividends and
  distributions:
  From net investment
     income                     (0.23)         (0.16)       (0.50)      (0.38)      (0.34)      (0.36)      (0.50)
  From net realized gain
     on investments                --             --           --       (0.02)      (0.02)      (0.28)      (0.03)
                             --------       --------     --------    --------    --------    --------    --------
Total dividends and
  distributions                 (0.23)         (0.16)       (0.50)      (0.40)      (0.36)      (0.64)      (0.53)
                             --------       --------     --------    --------    --------    --------    --------
Net asset value at end of
  period                     $  10.21       $  10.11     $  10.01    $   9.91    $  10.36    $  10.22    $  10.93
                             ========       ========     ========    ========    ========    ========    ========
Total investment return          3.27%(b)       2.58%(b)     6.11%      (0.43%)      4.93%      (0.64%)      9.79%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income          4.38%+         4.74%+       4.77%       4.00%       3.24%       3.39%       4.62%
  Net expenses                   0.46%+         0.50%+       0.50%       0.50%       0.50%       0.50%       0.50%
  Expenses (before
     waiver/reimbursement)       0.46%+         0.63%+       0.59%       0.62%       0.60%       0.57%       0.57%
Portfolio turnover rate            88%(c)         83%         332%        262%(c)     286%(c)     226%        204%
Net assets at end of
  period (in 000's)          $269,779       $180,112     $171,188    $150,355    $163,622    $172,331    $191,682




*    The McMorgan Intermediate Fixed Income Fund changed its fiscal year end from
     June 30 to October 31.
**   Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is not annualized.
(c)  The portfolio turnover rates not including mortgage dollar rolls for the six months ended April 30, 2008 and for the years ended June 30, 2006 and 2005 were 86%, 93% and 199%, respectively.
(d)  Effective November 27, 2007, shareholders of McMorgan Intermediate Fixed
     Income Fund and McMorgan Fixed Income Fund became owners of Class I shares of
     MainStay Institutional Bond Fund. Additionally, the accounting and performance history of the McMorgan Intermediate Fixed Income Fund was redesignated as that of Class I shares of MainStay Institutional Bond Fund.





18    MainStay Institutional Bond Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and comprises twenty-one funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Institutional Bond Fund (the "Fund"), a diversified fund.

The Fund currently offers one class of shares. Class I shares commenced on November 27, 2007. Class I shares are offered at net asset value without imposition of a front-end sales charge or a contingent deferred sales charge.

The Fund's investment objective is to seek to maximize total return consistent with maintaining liquidity and preserving capital.

The financial statements of the Fund reflect the historical results of the McMorgan Intermediate Fixed Income Fund prior to its reorganization. (See Note 10.) Upon completion of the reorganization, the Class I shares of the Fund assumed the performance, financial and other historical information of the McMorgan Fixed Income Fund.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager, (as defined in Note 3), in consultation with a Fund's Subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with a Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor (if applicable), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2008, the Fund did not hold securities that were valued in such a manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Fund as of July 1 2007, and was applied to all open tax periods as of the date of effectiveness. The Manager, as defined in Note 3, determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors including, but not limited to, ongoing analyses of tax laws and regulations, and interpretations, thereof.


                                                   mainstayinvestments.com    19

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and includes gains and losses from repayments of principal on mortgage-backed securities. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) MORTGAGE DOLLAR ROLLS. The Fund enters into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(H) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(I) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and


20    MainStay Institutional Bond Fund
bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. McMorgan & Co. LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

The Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.35% of the Fund's average daily net assets.

Effective April 1, 2008, NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the Fund's total ordinary operating expenses (total ordinary operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which the Fund invests) do not exceed 0.50% of the Fund's average daily net assets. NYLIM has separately agreed that for a period of two years commencing November 27, 2007, NYLIM will, by waiving, assuming or reimbursing expenses, or otherwise, limit the expenses of Class I shares of the Fund so that the total ordinary operating expenses of Class I shares do not exceed the annual rate of 0.50% of the average daily net assets attributable to Class I shares.

These expense limitations may be modified or terminated only with the approval of the Board of Trustees. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

Prior to the reorganization discussed in Note 10, the Fund had a different management agreement in place with McMorgan & Co. LLC, the manager of the predecessor fund.

For the period November 1, 2008 through November 27, 2007, McMorgan earned fees in the amount of $65,237 and waived fees in the amount of $5,548. For the period November 28, 2007 through April 28, 2008, NYLIM earned fees in the amount of $380,172. NYLIM is not entitled to recoup reimbursements paid by McMorgan.

State Street Bank and Trust Company ("SSBT"), 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, SSBT is compensated by NYLIM.

(B) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the period November 1, 2007 through November 27, 2007, amounted to $1,817 paid by McMorgan Fixed Income Fund and for the period November 28, 2007 through April 30, 2008, amounted to $41,338.

(C) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the period November 28, 2007 through April 30, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $4,324.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $22,662 for the period November 28, 2007 through April 30, 2008. From November 1, 2007 to November 27, 2007, there was a different agreement in place with the McMorgan Trust and the fees for this period amounted to $4,689.

NOTE 4--CUSTODIAN:

SSBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 5--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds pay a commitment fee, at an annual rate of .060% of the average commitment amount,

                                                   mainstayinvestments.com    21
regardless of usage, to The Bank of New York, which serves as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the period ended April 30, 2008.

NOTE 6--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the period ended April 30, 2008, purchases and sales of U.S. Government securities were $191,716 and $191,636, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $35,048 and $17,791, respectively.

NOTE 7--CAPITAL SHARE TRANSACTIONS:

 CLASS I                       SHARES        AMOUNT
Six months ended April 30,
  2008:
Shares sold                   3,505,170   $ 35,934,666
Shares issued in connection
  with acquisition of
  McMorgan Fixed Income
  Fund                        7,175,713     73,185,096
Shares issued to
  shareholders in
  reinvestment of dividends     539,378      5,513,080
Shares redeemed              (2,614,714)   (26,835,705)
                             -------------------------
Net increase                  8,605,547   $ 87,797,137
                             =========================




 CLASS MCMORGAN                SHARES        AMOUNT
Four months ended October 31, 2007:
Shares sold                   2,255,926   $ 22,756,387
Shares issued to
  shareholders in
  reinvestment of dividends     258,590      2,598,828
Shares redeemed              (1,802,142)   (18,105,512)
                             -------------------------
Net increase                    712,374   $  7,249,703
                             =========================
Year ended June 30, 2007:
Shares sold                   3,707,119   $ 37,389,416
Shares issued in connection
  with acquisition of
  McMorgan Fixed Income
  Fund                          808,810      8,160,843
Shares redeemed              (2,599,725)   (26,353,408)
                             -------------------------
Net increase                  1,916,204   $ 19,196,851
                             =========================



NOTE 8--OTHER MATTERS:

In 2004 the Securities and Exchange Commission ("SEC") raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to that fund's shareholders. Discussions are in progress with the SEC staff concerning a resolution of this matter.

NOTE 9--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2008, the Fund does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.

NOTE 10--FUND ACQUISITION:

On November 27, 2007, Class I shares of the Institutional Bond Fund acquired the assets, including portfolio investments, and assumed the identified liabilities of McMorgan Intermediate Fixed and McMorgan Fixed Income Funds, each a series of the McMorgan Trust.

These reorganizations were completed after shareholders approved the agreements and plans of reorganizations on November 20, 2007. The aggregate net assets of the Institutional Bond Fund immediately before the acquisitions were $0 and the combined net assets after the acquisitions were $257,597,060.



22    MainStay Institutional Bond Fund

The acquisition was accomplished by a tax-free exchange of the following:

                                SHARES         VALUE
McMorgan Fixed Income Fund
  Class McMorgan               5,141,806   $ 55,817,386
  Class Z                      1,599,413     17,367,710
McMorgan Intermediate Fixed
  Income Fund                 18,081,377    184,411,964


In exchange for the McMorgan Intermediate Fixed Income and McMorgan Fixed Income Fund shares and net assets, the Fund issued 25,257,090 of Class I shares.

McMorgan Intermediate Fixed Income and McMorgan Fixed Income Funds' net assets after adjustments for any permanent book-to-tax differences at the acquisition date were as follows, which include the following amounts of capital stock, unrealized appreciation/depreciation and accumulated net realized loss:

                                                               ACCUMULATED     ACCUMULATED
                   TOTAL NET       CAPITAL      UNREALIZED    NET REALIZED   NET INVESTMENT
                    ASSETS         PAID-IN     APPRECIATION       LOSS           INCOME
McMorgan Fixed
  Income Fund    $ 73,185,096   $ 74,109,452    $  617,427     $(1,532,281)     $ (9,502)
McMorgan
  Intermediate
  Fixed Income
  Fund            184,411,964    186,142,975     1,863,254      (3,583,259)      (11,006)




                                                   mainstayinvestments.com    23

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended ("1940 Act") requires that each mutual fund's board of trustees, including a majority of its trustees who are not "interested persons" of the fund, as defined by the 1940 Act ("Independent Trustees"), review and approve the fund's investment advisory agreement. At its meeting on June 7, 2007, the Board of Trustees of The MainStay Funds ("Board"), including a majority of the Independent Trustees, unanimously approved the management and subadvisory agreement for the MainStay Institutional Bond Fund ("Fund").

In considering the approval of the management agreement for the Funds, the Board examined the nature, extent and quality of the services that New York Life Investment Management LLC ("NYLIM") proposed to provide to the Fund. In this regard, the Board evaluated NYLIM's experience in serving as manager of other mutual funds under the Board's supervision, together with its experience in servicing a variety of other investment advisory clients, including other pooled investment vehicles. The Board considered the experience of senior personnel at NYLIM who would provide services specifically to the Fund, as well as NYLIM's reputation and financial condition. The Board noted recent staff additions in NYLIM's senior management and other personnel responsible for mutual funds operations, and resource enhancements supporting NYLIM's ability to deliver services to the Fund. The Board also considered NYLIM's performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment. In addition, the Board noted that NYLIM also is responsible for paying the salaries and expenses for substantially all of the Fund's officers. The Board considered the scope and quality of NYLIM's services to be provided to the Fund's shareholders, through its affiliate NYLIM Service Company LLC, and its reputation as a high-quality provider of shareholder services, which has been recognized by independent third-parties on multiple occasions. Based on these considerations, the Board concluded that the Fund is likely to benefit from the nature, extent and quality of these services as a result of NYLIM's experience, personnel, operations and resources.

The Board also examined the nature, extent and quality of the services that McMorgan & Company ("McMorgan") proposes to provide to the Fund as subadvisor. The Board evaluated McMorgan's experience in serving as adviser to predecessor mutual fund, noting that McMorgan serves a variety of other investment advisory clients. It examined McMorgan's track record and experience in providing investment advisory services to the Fund's predecessors, the experience of senior management and administrative personnel at McMorgan, and representations from the Fund's Chief Compliance Officer about McMorgan's overall legal and compliance environment. The Board also reviewed McMorgan's willingness to invest in personnel designed to benefit the Fund. The Board further considered the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers, and McMorgan's method for compensating portfolio managers. Based on these considerations, the Board concluded that the Fund is likely to benefit from the nature, extent and quality of these services as a result of McMorgan's experience, personnel, operations and resources.

In evaluating the Fund's investment performance, the Board considered investment performance results of the predecessor mutual fund managed by McMorgan in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. Based on these considerations, the Board concluded that the Fund was likely to be managed responsibly and capably by NYLIM and McMorgan.

In evaluating the management and sub-advisory fees proposed to be paid by the Fund, the Board considered information provided by NYLIM on the fees that NYLIM charges to other investment advisory clients, and the fees and expenses of other outside mutual funds that follow investment strategies similar to the Fund. Because McMorgan is an affiliate of NYLIM whose sub-advisory fee for advising the Fund is paid directly by NYLIM, the Board primarily considered the reasonableness of the overall management fees paid by the Fund to NYLIM as compared with peer funds. In addition, the Board considered NYLIM's agreement to contractually limit the Fund's total operating expenses. The Board also considered that, in addition to the fees that NYLIM would earn as the Fund's manager, NYLIM affiliates would also earn revenues from serving the Fund in various other capacities, including as transfer agent and distributor. Based on these considerations, the Board concluded that the management and sub-advisory fees were reasonable and compared favorably in relation to similar portfolios.

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM showing that the Fund's management fee and other expenses were anticipated to remain competitive as the Fund's assets hypothetically increase over time. Based on this information, the Board concluded that the Fund's current expense structure reflects reasonable economies of scale for the benefit of investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund grows.

In addition, the Board considered information provided by NYLIM and its affiliates on the projected costs associated with managing the Fund and the anticipated profitability of the Fund to NYLIM and its affiliates. It considered NYLIM's and McMorgan's investments in personnel and systems necessary to manage the Fund. The Board also considered


24    MainStay Institutional Bond Fund
the profitability that may be realized by NYLIM and its affiliates due to their overall relationship with the Fund. In light of these considerations, the Board concluded that the anticipated profits to be realized by NYLIM and its affiliates, if any, were reasonable.

On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Trustees, concluded that the terms of the management and subadvisory agreements for the Fund were reasonable, and that approval of the management and subadvisory agreements was in the best interests of the Fund.


                                                   mainstayinvestments.com    25

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Funds' website at mainstayinvestments.com; or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE



Each Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Funds' Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).



26    MainStay Institutional Bond Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY LARGE CAP OPPORTUNITY FUND(2)
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP OPPORTUNITY FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND(2)
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-AO12994         (RECYCLE LOGO)           MS156-08           MSIST10-06/08
                                                                          D1

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 HIGH YIELD CORPORATE BOND FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2008

MESSAGE FROM

THE PRESIDENT


Stock and bond investors alike faced a series of challenges during the six months ended April 30, 2008. Lower real estate prices, slowing construction activity and weak consumer spending all took a toll on the U.S. economy. Growth in real gross national product declined dramatically in the fourth quarter of 2007 and, according to preliminary estimates, recovered only slightly in the first quarter of 2008.

Many financial institutions faced substantial write-downs on subprime mortgages and other lower-quality loans. As banks began to tighten their lending requirements, homeowners and businesses found it more difficult to raise needed capital. Recognizing the need for additional liquidity, the Federal Open Market Committee lowered the federal funds target rate and announced various programs to provide additional liquidity for financial institutions.

As the subprime mortgage crisis escalated, bond investors moved away from higher-risk debt securities toward the relative safety of U.S. Treasury issues. Caution also gripped the equity market as many investors shifted assets into sectors that tend to remain stable in periods of economic weakness.

Bonds generally fared much better than stocks during the six months ended April 30, 2008. All major U.S. stock market indexes declined over the same period, but small-capitalization stocks suffered the most. Among mid-cap and large-cap stocks, growth-oriented issues outperformed value-oriented ones. The market, which steadily declined until early March, closed the period with a modest upturn.

What is the best way to weather difficult markets? At MainStay, we believe that the consistent application of time-tested investment principles makes sense for investors with a long-term time horizon. All of our portfolio managers are aware of the forces that affected the markets during the six-month reporting period. Some may have significantly altered Fund positions to accommodate shifting market dynamics. Others may have simply stayed the course, with only minor portfolio adjustments. By paying close attention to the investment objectives and strategies of the respective Funds they manage, our portfolio managers seek to optimize performance over the long term.

The report that follows provides further details about the market forces and management decisions that affected your investment in MainStay Funds from November 1, 2007, through April 30, 2008. We hope that as you review these short-term results, you will maintain the long-term perspective that sound investing calls for in a shifting economic and market environment.

Sincerely,


-s- STEPHEN P. FISHER


Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 HIGH YIELD CORPORATE BOND FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2008

TABLE OF CONTENTS



SEMIANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   10
---------------------------------------------

FINANCIAL STATEMENTS                       20
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              26
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        34
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       34

INVESTMENT AND PERFORMANCE COMPARISON*


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.

A 2% REDEMPTION FEE WILL BE IMPOSED ON REDEMPTIONS MADE WITHIN 60 DAYS OF PURCHASE. PERFORMANCE DATA SHOWN DOES NOT REFLECT THIS FEE, WHICH WOULD LOWER PERFORMANCE.


INVESTOR CLASS SHARES(1)--MAXIMUM 4.5% INITIAL SALES CHARGES
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS    YEARS
------------------------------------------------------------
With sales charges          -6.54%   -6.20%    8.59%    5.74%
Excluding sales charges     -2.13    -1.78     9.60     6.23




                                                            (With sales charges)
                                                             (PERFORMANCE GRAPH)

                                   MAINSTAY HIGH
                                  YIELD CORPORATE    CREDIT SUISSE
                                     BOND FUND         HIGH YIELD
                                  -INVESTOR CLASS        INDEX
                                  ---------------    -------------
4/30/98                                9550.00          10000.00
                                       9920.00          10069.00
                                      10207.00           9867.00
                                       9713.00           9854.00
                                      10172.00          10455.00
                                      11050.00          11630.00
                                      13626.00          13576.00
                                      14549.00          14516.00
                                      15863.00          15735.00
                                      17787.00          17725.00
4/30/08                               17470.00          17576.00






CLASS A SHARES--MAXIMUM 4.5% INITIAL SALES CHARGES
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS    YEARS
------------------------------------------------------------
With sales charges          -6.57%   -6.24%    8.58%    5.73%
Excluding sales charges     -2.17    -1.82     9.59     6.22




                                                            (With sales charges)
                                                             (PERFORMANCE GRAPH)

               MAINSTAY HIGH
              YIELD CORPORATE
                 BOND FUND       CREDIT SUISSE
                  - CLASS          HIGH YIELD
                     A               INDEX
              ---------------    -------------
4/30/98           23875.00          25000.00
                  24801.00          25173.00
                  25518.00          24666.00
                  24282.00          24634.00
                  25431.00          26137.00
                  27624.00          29075.00
                  34064.00          33940.00
                  36372.00          36290.00
                  39658.00          39338.00
                  44467.00          44313.00
4/30/08           43658.00          43941.00






CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS    YEARS
------------------------------------------------------------
With sales charges          -7.15%   -7.03%    8.50%    5.43%
Excluding sales charges     -2.42    -2.45     8.79     5.43




                                                            (With sales charges)
                                                             (PERFORMANCE GRAPH)

               MAINSTAY HIGH
              YIELD CORPORATE
                 BOND FUND       CREDIT SUISSE
                  - CLASS          HIGH YIELD
                     B               INDEX
              ---------------    -------------
4/30/98           10000.00          10000.00
                  10299.00          10069.00
                  10530.00           9867.00
                   9939.00           9854.00
                  10337.00          10455.00
                  11142.00          11630.00
                  13651.00          13576.00
                  14461.00          14516.00
                  15671.00          15735.00
                  17403.00          17725.00
4/30/08           16976.00          17576.00






* Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 4.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00%, if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors and individual investors with a minimum initial investment of $5 million. Class R2 was seeded April 30, 2008. Investment operations did not commence until May 1, 2008.
1. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares from January 1, 1998, through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for the Investor Class shares might have been lower.

THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES(2)--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS    YEARS
------------------------------------------------------------
With sales charges          -3.52%   -3.52%    8.79%    5.43%
Excluding sales charges     -2.58    -2.60     8.79     5.43




                                                            (With sales charges)
(PERFORMANCE GRAPH)

               MAINSTAY HIGH
              YIELD CORPORATE
                 BOND FUND       CREDIT SUISSE
                  - CLASS          HIGH YIELD
                     C               INDEX
              ---------------    -------------
4/30/98           10000.00          10000.00
                  10299.00          10069.00
                  10530.00           9867.00
                   9939.00           9854.00
                  10337.00          10455.00
                  11142.00          11630.00
                  13651.00          13576.00
                  14461.00          14516.00
                  15671.00          15735.00
                  17429.00          17725.00
4/30/08           16975.00          17576.00






CLASS I SHARES(3)--NO SALES CHARGES
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX      ONE      FIVE     TEN
TOTAL RETURNS     MONTHS     YEAR    YEARS    YEARS
---------------------------------------------------
                   -2.05%   -1.73%    9.88%    6.47%




(PERFORMANCE GRAPH)

               MAINSTAY HIGH
              YIELD CORPORATE
                 BOND FUND       CREDIT SUISSE
                  - CLASS          HIGH YIELD
                     I               INDEX
              ---------------    -------------
4/30/98           10000.00          10000.00
                  10392.00          10069.00
                  10732.00           9867.00
                  10225.00           9854.00
                  10747.00          10455.00
                  11684.00          11630.00
                  14461.00          13576.00
                  15503.00          14516.00
                  16945.00          15735.00
                  19044.00          17725.00
4/30/08           18714.00          17576.00






CLASS R2 SHARES(4)--NO SALES CHARGES
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX      ONE      FIVE     TEN
TOTAL RETURNS     MONTHS    YEAR     YEARS    YEARS
---------------------------------------------------
                   -2.11%   -1.82%    9.50%    6.12%




(PERFORMANCE GRAPH)





 BENCHMARK PERFORMANCE                         SIX      ONE      FIVE     TEN
                                             MONTHS     YEAR    YEARS    YEARS
------------------------------------------------------------------------------

Credit Suisse High Yield Index(5)             -0.90%   -0.84%    8.61%    5.80%
Average Lipper high current yield fund(6)     -2.01    -2.22     7.17     3.73



2. Performance figures for Class C shares, first offered to the public on September 1, 1998, include the historical performance of Class B shares from January 1, 1998, through August 31, 1998. Unadjusted, the performance shown for the Class C shares might have been lower.
3. Performance figures for Class I shares, first offered to the public on January 2, 2004, include the historical performance of Class B shares from January 1, 1998, through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for the Class I shares might have been lower.
4. Performance figures for Class R2 shares, first offered to the public on December 14, 2007, include the historical performance of Class B shares from April 30, 1998, through April 30, 2008, adjusted for differences in fees and expenses.
5. The Credit Suisse High Yield Index is an unmanaged, market-weighted index that consists of publicly traded bonds rated below BBB by Standard & Poor's and below Baa by Moody's. Results assume reinvestment of all income and capital gains. The Credit Suisse High Yield Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
6. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay High Yield Corporate Bond Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY HIGH YIELD CORPORATE BOND
FUND
--------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2007, to April 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2007, to April 30, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended April 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                             ENDING ACCOUNT
                                             ENDING ACCOUNT                   VALUE (BASED
                                              VALUE (BASED                   ON HYPOTHETICAL
                                BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                 ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                  VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/07(3)        4/30/08       PERIOD(1)         4/30/08        PERIOD(1)
INVESTOR CLASS SHARES(2)        $1,000.00       $1,022.60        $1.92          $1,006.57         $1.90
---------------------------------------------------------------------------------------------------------

CLASS A SHARES                  $1,000.00       $  978.30        $5.16          $1,019.64         $5.27
---------------------------------------------------------------------------------------------------------

CLASS B SHARES                  $1,000.00       $  975.80        $8.89          $1,015.86         $9.07
---------------------------------------------------------------------------------------------------------

CLASS C SHARES                  $1,000.00       $  974.20        $8.88          $1,015.86         $9.07
---------------------------------------------------------------------------------------------------------

CLASS I SHARES                  $1,000.00       $  979.50        $4.38          $1,020.44         $4.47
---------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.12% for Investor Class, 1.05% for Class A, 1.81% for Class B and Class C and 0.89% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 days for Classes A, B, C and I (to reflect the one-half year period) and 62 days for Investor Class (to reflect the since-inception period).
2. Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2008. Had these shares been offered for the full six-month period ended April 30, 2008, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $5.62 and the ending account value would have been $1,019.29.
3. Investor Class shares commenced operations on February 28, 2008.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF APRIL 30, 2008

(PORTFOLIO COMPOSITION PIE CHART)

Corporate Bonds                                 62.5
Cash and Other Assets, Lees Liabilities         10.6
Loan Assignments & Participations               10.1
Foreign Bonds                                    9.4
Short-Term Investment (collateral from
  securities lending is 2.9%)                    2.9
Common Stocks                                    1.7
Yankee Bonds                                     0.9
Convertible Bonds                                0.7
Preferred Stocks                                 0.7
Convertible Preferred Stock                      0.5
Warrants                                        0.0*





* Less than one-tenth of a percent.

See Portfolio of Investments on page 10 for specific holdings within these categories.

TOP TEN ISSUERS AS OF APRIL 30, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Georgia-Pacific Corp., 7.00%-8.875%,
        due 1/15/15-5/15/31
    2.  Rite Aid Corp., 7.50%-9.50%,
        due 5/1/10-6/15/17
    3.  HCA, Inc., 4.696%-8.75%, due
        9/1/10-11/18/13
    4.  American Real Estate Partners,
        L.P./American Real Estate Finance Corp.,
        7.125%-8.125%,
        due 6/1/12-2/15/13
    5.  Lucent Technologies, Inc., 5.50%-6.50%,
        due 11/15/08-3/15/29
    6.  SunGard Data Systems, Inc.,
        3.75%-9.125%,
        due 1/15/09-2/28/14
    7.  NXP B.V./NXP Funding LLC, 7.875%-9.50%,
        due 10/15/14-10/15/15
    8.  Community Health Systems, Inc.,
        5.335%-8.875%,
        due 7/25/14-7/15/15
    9.  LVB Acquisition Merger Sub, Inc.,
        10.00%-11.625%,
        due 10/15/17
   10.  Chesapeake Energy Corp., 6.50%-6.875%,
        due 1/15/16-11/15/20







8    MainStay High Yield Corporate Bond Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGER J. MATTHEW PHILO, CFA, OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY HIGH YIELD CORPORATE BOND FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2008?

Excluding all sales charges, MainStay High Yield Corporate Bond Fund returned -2.13% for Investor Class shares,(1) -2.17% for Class A shares, -2.42% for Class B shares and -2.58% for Class C shares for the six months ended April 30, 2008. Over the same period, the Fund's Class I shares returned -2.05% and Class R2 shares(2) returned -2.11%. All share classes underperformed the -2.01% return of the average Lipper(3) high current yield fund and the -0.90% return of the Credit Suisse High Yield Index(4) for the six months ended April 30, 2008. The Credit Suisse High Yield Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT FACTORS AFFECTED THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING
PERIOD?

The Fund's performance relative to its benchmark and peers resulted from an out-of-Index position in floating-rate bank debt and notes. After the Federal Reserve reduced short-term interest rates by 0.75% in January 2008, the leveraged-loan market sold off substantially. For the first quarter of 2008, leveraged loans turned in their worst quarterly performance ever. Another factor weighing on the Fund's performance was its position in the equity of Northwest Airlines, which suffered because of record high fuel prices.

The Fund maintained its underweight position in lower-rated high-yield securities relative to its benchmark during the reporting period. This positioning had a positive effect through mid-March but a negative impact in the last six weeks of the reporting period when the high-yield market rallied strongly.

HOW DID THE FUND'S HOLDINGS IN VARIOUS INDUSTRIES PERFORM DURING THE REPORTING PERIOD?

The Fund's holdings in the electric power and health care industries were positive performers during the six-month reporting period. These holdings included Calpine and TXU in electric power and Biomet and Community Health Systems in health care. As mentioned, the Fund's equity holding in Northwest Airlines detracted from performance. The Fund's second worst-performing holding was auto supplier BHN Technologies.

HOW DID YOU POSITION THE FUND FROM AN INDUSTRY PERSPECTIVE?

During the reporting period, we increased the Fund's exposure to the health care, exploration & production and electric power industries. Over the same period, we decreased the Fund's exposure to retail and media.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

New bond additions to the Fund's portfolio included advertising agency Interpublic and electric utility PNM Resources. We reduced or eliminated a number of food producers--including Smithfield Foods, Pinnacle Foods and Pilgrim's Pride--on concerns over rising costs.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

The Fund's weightings are a result of our bottom-up security selection process. As of April 30, 2008, the Fund was overweight in health care and energy relative to the Credit Suisse High Yield Index. As of the same date, the Fund was underweight in home building and retail. All four of these weightings benefited the Fund during the six-month reporting period.



Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, market conditions and maturities. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets.

1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. Performance for Class R2 shares prior to 12/14/07, the date the shares were first offered, includes the historical performance of Class B shares adjusted to reflect the differences in fees and expenses for such shares.
3. See footnote on page 6 for more information on Lipper Inc.
4. See footnote on page 6 for more information on the Credit Suisse High Yield Index.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                    mainstayinvestments.com    9

PORTFOLIO OF INVESTMENTS APRIL 30, 2008 UNAUDITED



                                        PRINCIPAL
                                           AMOUNT            VALUE
LONG-TERM BONDS (83.6%)+
CONVERTIBLE BONDS (0.7%)
------------------------------------------------------------------

INSURANCE (0.0%)++
Conseco, Inc.
  3.50%, due 9/30/35
  (zero coupon), beginning
  9/30/10 (a)(b)                    $   2,940,000   $    2,491,650
                                                    --------------


INTERNET (0.0%)++
At Home Corp.
  4.75%, due 12/19/08
  (c)(d)(e)(f)                         61,533,853            6,153
                                                    --------------


MEDIA (0.4%)
Sinclair Broadcast Group,
  Inc.
  3.00%, due 5/15/27                   17,060,000       15,396,650
                                                    --------------


TELECOMMUNICATIONS (0.3%)
Nortel Networks Corp.
  4.25%, due 9/1/08                    12,377,000       12,346,057
                                                    --------------
Total Convertible Bonds
  (Cost $31,832,801)                                    30,240,510
                                                    --------------


CORPORATE BONDS (62.5%)
------------------------------------------------------------------

ADVERTISING (0.6%)
Interpublic Group of Cos.,
  Inc.
  6.25%, due 11/15/14                  12,035,000       10,410,275
  7.25%, due 8/15/11                    8,045,000        7,884,100
Vertis, Inc.
  (zero coupon), due
  4/1/09 (b)(d)                         9,565,000        8,130,250
                                                    --------------
                                                        26,424,625
                                                    --------------

AGRICULTURE (0.5%)
Reynolds American, Inc.
  7.625%, due 6/1/16                   10,605,000       11,234,619
  7.75%, due 6/1/18                    10,705,000       11,388,118
                                                    --------------
                                                        22,622,737
                                                    --------------

AIRLINES (0.7%)
DAE Aviation Holdings,
  Inc.
  11.25%, due 8/1/15 (a)               17,845,000       18,134,981
Delta Air Lines, Inc.
  (Escrow Shares)
  (zero coupon), due
  12/27/07 (d)                          5,175,000           77,625
  2.875%, due 2/6/24 (d)                7,201,000          162,022
  2.875%, due 2/18/24
  (a)(d)                                4,190,000           94,275
  8.00%, due 6/3/23 (d)                13,575,000          305,437
  8.00%, due 6/3/23 (d)                10,459,000          235,327
  8.30%, due 12/15/29 (d)              11,297,000          197,697
  9.25%, due 3/15/22 (d)                9,000,000          135,000
  9.75%, due 5/15/21 (d)                2,115,000           37,012
  10.00%, due 8/15/08 (d)               8,195,000          122,925
  10.375%, due 2/1/11 (d)               6,515,000           97,725
  10.375%, due 12/15/22
  (d)                                  15,160,000          227,400
Northwest Airlines, Inc.
  Series 2001-1, Class 1B
  7.691%, due 4/1/17                    3,775,045        3,473,042
  Series 2002-1, Class IC2
  9.055%, due 5/20/12                   4,855,555        4,685,610
Northwest Airlines, Inc.
  (Escrow Shares)
  7.625%, due 11/15/23 (d)             11,810,900          295,272
  7.875%, due 3/15/08 (d)               8,723,000           65,422
  8.70%, due 3/15/08 (d)                  445,000            3,337
  8.875%, due 6/1/08 (d)                5,229,300           39,220
  9.875%, due 3/15/08 (d)              18,534,200          139,006
  10.00%, due 2/1/09 (d)               14,683,200          110,124
                                                    --------------
                                                        28,638,459
                                                    --------------


APPAREL (0.4%)
Quiksilver, Inc.
  6.875%, due 4/15/15                   4,390,000        3,643,700
Unifi, Inc.
  11.50%, due 5/15/14                  18,260,000       14,790,600
                                                    --------------
                                                        18,434,300
                                                    --------------

AUTO MANUFACTURERS (0.2%)
General Motors Corp.
  7.125%, due 7/15/13 (b)              12,525,000       10,207,875
                                                    --------------


AUTO PARTS & EQUIPMENT (1.8%)
American Tire
  Distributors, Inc.
  8.948%, due 4/1/12 (g)                4,635,000        4,194,675
  10.75%, due 4/1/13 (b)                7,245,000        6,774,075
FleetPride Corp.
  11.50%, due 10/1/14 (a)              17,535,000       16,658,250
Goodyear Tire & Rubber Co.
  (The)
  8.625%, due 12/1/11                   3,583,000        3,851,725
Lear Corp.
  Series B
  8.50%, due 12/1/13                    8,480,000        8,098,400
  8.75%, due 12/1/16                   14,090,000       13,244,600
Tenneco Automotive, Inc.
  8.625%, due 11/15/14                 14,555,000       14,809,712
  10.25%, due 7/15/13                   5,427,000        5,739,052
                                                    --------------
                                                        73,370,489
                                                    --------------

BEVERAGES (0.3%)
Constellation Brands, Inc.
  7.25%, due 5/15/17                   13,065,000       13,162,987
                                                    --------------



 +  Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of April 30, 2008, excluding short-term investments. May be subject to change daily.


10    MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                        PRINCIPAL
                                           AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
BUILDING MATERIALS (0.1%)
Compression Polymers Corp.
  10.50%, due 7/1/13                $   5,660,000   $    4,839,300
                                                    --------------


CHEMICALS (1.7%)
Equistar Chemicals, L.P.
  7.55%, due 2/15/26                   11,985,000        7,730,325
MacDermid, Inc.
  9.50%, due 4/15/17 (a)               10,300,000        9,836,500
Millennium America, Inc.
  7.625%, due 11/15/26                  9,720,000        6,245,100
Momentive Performance
  Materials, Inc.
  9.75%, due 12/1/14                    8,985,000        8,715,450
  10.125%, due 12/1/14 (b)              4,615,000        4,395,787
Mosaic Global Holdings,
  Inc.
  7.625%, due 12/1/14 (a)               3,900,000        4,192,500
  7.875%, due 12/1/16 (a)               5,090,000        5,573,550
Phibro Animal Health Corp.
  10.00%, due 8/1/13 (a)                8,553,000        8,467,470
Tronox Worldwide
  LLC/Tronox
  Finance Corp.
  9.50%, due 12/1/12                   19,335,000       16,628,100
                                                    --------------
                                                        71,784,782
                                                    --------------

COAL (0.2%)
Peabody Energy Corp.
  7.375%, due 11/1/16                   2,185,000        2,294,250
  7.875%, due 11/1/26                   7,080,000        7,345,500
                                                    --------------
                                                         9,639,750
                                                    --------------

COMMERCIAL SERVICES (2.8%)
Cardtronics, Inc.
  9.25%, due 8/15/13                   17,295,000       16,451,869
  9.25%, due 8/15/13 (a)                5,830,000        5,545,787
Great Lakes Dredge & Dock
  Corp.
  7.75%, due 12/15/13                  14,650,000       13,551,250
iPayment, Inc.
  9.75%, due 5/15/14                   16,404,000       14,107,440
Knowledge Learning Corp.,
  Inc.
  7.75%, due 2/1/15 (a)                24,640,000       23,654,400
Language Line, Inc.
  11.125%, due 6/15/12                 16,664,000       17,247,240
Neff Corp.
  10.00%, due 6/1/15 (b)                5,540,000        2,714,600
Rural/Metro Corp.
  9.875%, due 3/15/15                  12,020,000       10,397,300
Service Corp.
  International
  7.375%, due 10/1/14                   6,645,000        6,844,350
  7.625%, due 10/1/18                   6,850,000        7,166,812
                                                    --------------
                                                       117,681,048
                                                    --------------

COMPUTERS (0.8%)
V  SunGard Data Systems,
  Inc.
  3.75%, due 1/15/09                      660,000          646,800
  4.875%, due 1/15/14                  12,070,000       10,591,425
  9.125%, due 8/15/13                  19,335,000       20,205,075
                                                    --------------
                                                        31,443,300
                                                    --------------

DIVERSIFIED FINANCIAL SERVICES (7.5%)

V  American Real Estate
  Partners, L.P./
  American Real Estate
  Finance Corp.
  7.125%, due 2/15/13                  39,835,000       37,146,137
  8.125%, due 6/1/12                   24,175,000       23,631,062
AmeriCredit Corp.
  8.50%, due 7/1/15                    20,295,000       15,728,625
ASG Consolidated LLC/
  ASG Finance, Inc.
  (zero coupon), due
  11/1/11
  11.50%, beginning
  11/1/08                               3,745,000        3,445,400
Cedar Brakes II LLC
  9.875%, due 9/1/13 (a)               19,682,964       21,891,983
Chukchansi Economic
  Development Authority
  8.00%, due 11/15/13 (a)               6,480,000        5,767,200
El Comandante Capital
  Corp.
  (Escrow Shares)
  11.75%, due 12/15/08
  (c)(d)(f)                            21,941,051        1,579,756
Ford Motor Credit Co. LLC
  7.375%, due 10/28/09                  8,215,000        7,907,989
  7.875%, due 6/15/10                  13,470,000       12,821,217
General Motors Acceptance
  Corp. LLC
  6.75%, due 12/1/14                   47,719,000       36,463,615
  7.25%, due 3/2/11                     8,778,000        7,446,413
  8.00%, due 11/1/31                    1,825,000        1,380,764
Hawker Beechcraft
  Acquisition Co. LLC/
  Hawker Beechcraft Co.
  8.50%, due 4/1/15                     8,545,000        9,014,975
  9.75%, due 4/1/17 (b)                 5,430,000        5,728,650
KAR Holdings, Inc.
  8.75%, due 5/1/14                     8,520,000        8,179,200
  10.00%, due 5/1/15                   15,420,000       14,649,000
LaBranche & Co., Inc.
  11.00%, due 5/15/12                  10,010,000       10,210,200
MXEnergy Holdings, Inc.
  10.686%, due 8/1/11 (g)              12,830,000       10,809,275
NSG Holdings LLC/NSG
  Holdings, Inc.
  7.75%, due 12/15/25 (a)               4,360,000        4,251,000
Nuveen Investments, Inc.
  10.50%, due 11/15/15 (a)                850,000          818,125
Rainbow National Services
  LLC
  8.75%, due 9/1/12 (a)                10,205,000       10,498,394
  10.375%, due 9/1/14 (a)              27,995,000       30,094,625


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

                                        PRINCIPAL
                                           AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
Regency Energy
  Partners/Regency Energy
  Finance Corp.
  8.375%, due 12/15/13              $  10,764,000   $   11,221,470
Ucar Finance, Inc.
  10.25%, due 2/15/12                   2,331,000        2,424,240
Vanguard Health Holding
  Co. II LLC
  9.00%, due 10/1/14                   20,220,000       20,573,850
                                                    --------------
                                                       313,683,165
                                                    --------------


ELECTRIC (3.0%)
AES Eastern Energy, L.P.
  Series 1999-A
  9.00%, due 1/2/17                    16,265,756       16,835,058
  Series 1999-B
  9.67%, due 1/2/29                    16,820,000       19,763,500
Energy Future Holdings
  10.875%, due 11/1/17 (a)             30,710,000       32,706,150
NRG Energy, Inc.
  7.25%, due 2/1/14                    14,805,000       15,212,137
  7.375%, due 2/1/16                    1,090,000        1,122,700
Reliant Energy Mid-
  Atlantic Power Holdings
  LLC
  Series C
  9.681%, due 7/2/26                    3,700,000        4,144,000
Reliant Energy, Inc.
  7.625%, due 6/15/14 (b)               3,780,000        3,931,200
  7.875%, due 6/15/17 (b)              30,195,000       31,478,287
Western Resources, Inc.
  7.125%, due 8/1/09                       50,000           51,723
                                                    --------------
                                                       125,244,755
                                                    --------------

ENERGY--ALTERNATE SOURCES (0.2%)
Salton Sea Funding Corp.
  Series E
  8.30%, due 5/30/11 (c)                   18,457           19,670
VeraSun Energy Corp.
  9.375%, due 6/1/17 (a)               12,485,000        8,240,100
                                                    --------------
                                                         8,259,770
                                                    --------------

ENTERTAINMENT (2.7%)
Gaylord Entertainment Co.
  6.75%, due 11/15/14                  13,826,000       12,270,575
  8.00%, due 11/15/13                  12,600,000       11,938,500
Isle of Capri Casinos,
  Inc.
  7.00%, due 3/1/14                    15,790,000       12,158,300
Jacobs Entertainment, Inc.
  9.75%, due 6/15/14                   15,590,000       12,238,150
Mohegan Tribal Gaming
  Authority
  6.375%, due 7/15/09                   8,108,000        8,067,460
  6.875%, due 2/15/15                   3,700,000        3,135,750
  7.125%, due 8/15/14 (b)               1,050,000          900,375
  8.00%, due 4/1/12                    12,155,000       11,364,925
Penn National Gaming, Inc.
  6.75%, due 3/1/15                    18,440,000       17,057,000
  6.875%, due 12/1/11                   8,820,000        8,423,100
Pinnacle Entertainment,
  Inc.
  8.25%, due 3/15/12                    3,530,000        3,512,350
  8.75%, due 10/1/13                    7,155,000        7,262,325
Speedway Motorsports, Inc.
  6.75%, due 6/1/13                     2,340,000        2,287,350
United Artists Theatre
  Circuit, Inc.
  Series BA7
  9.30%, due 7/1/15 (c)(f)              1,893,527        1,401,210
                                                    --------------
                                                       112,017,370
                                                    --------------

ENVIRONMENTAL CONTROL (0.5%)
Geo Sub Corp.
  11.00%, due 5/15/12                  21,865,000       21,209,050
                                                    --------------


FOOD (0.5%)
Chiquita Brands
  International, Inc.
  7.50%, due 11/1/14                    1,057,000          953,942
Dole Food Co., Inc.
  8.625%, due 5/1/09                    6,400,000        6,192,000
Stater Brothers Holdings
  7.75%, due 4/15/15                   13,600,000       13,634,000
                                                    --------------
                                                        20,779,942
                                                    --------------

FOREST PRODUCTS & PAPER (2.6%)
Bowater, Inc.
  9.375%, due 12/15/21                 21,466,000       12,020,960
  9.50%, due 10/15/12                     270,000          164,700
Domtar Corp.
  7.875%, due 10/15/11                  8,650,000        8,823,000
V  Georgia-Pacific Corp.
  7.00%, due 1/15/15 (a)                5,760,000        5,702,400
  7.125%, due 1/15/17 (a)              14,855,000       14,706,450
  7.25%, due 6/1/28                     2,370,000        2,097,450
  7.75%, due 11/15/29                      74,000           68,080
  8.00%, due 1/15/24                   15,193,000       14,471,332
  8.875%, due 5/15/31                  29,615,000       28,874,625
NewPage Corp.
  10.00%, due 5/1/12 (a)                9,630,000       10,280,025
  10.00%, due 5/1/12                    3,195,000        3,410,662
Rock-Tenn Co.
  9.25%, due 3/15/16 (a)                9,595,000       10,074,750
                                                    --------------
                                                       110,694,434
                                                    --------------

HAND & MACHINE TOOLS (0.4%)
Baldor Electric Co.
  8.625%, due 2/15/17                   9,015,000        9,195,300
Thermadyne Holdings Corp.
  10.50%, due 2/1/14                    7,325,000        6,665,750
                                                    --------------
                                                        15,861,050
                                                    --------------




12    MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                        PRINCIPAL
                                           AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
HEALTH CARE-PRODUCTS (3.5%)
Catalent Pharma Solutions,
  Inc.
  9.50%, due 4/15/15 (b)            $  19,235,000   $   16,734,450
Cooper Cos., Inc. (The)
  7.125%, due 2/15/15                   9,235,000        8,819,425
Hanger Orthopedic Group,
  Inc.
  10.25%, due 6/1/14                   15,080,000       15,457,000
Invacare Corp.
  9.75%, due 2/15/15                   17,120,000       17,162,800
V  LVB Acquisition Merger
  Sub, Inc.
  10.00%, due 10/15/17 (a)             14,520,000       15,572,700
  10.375%, due 10/15/17
  (a)(h)                                6,560,000        6,953,600
  11.625%, due 10/15/17
  (a)                                  22,750,000       24,171,875
ReAble Therapeutics
  Finance LLC/
  ReAble Therapeutics
  Finance Corp.
  10.875%, due 11/15/14
  (a)                                  20,197,000       20,297,985
Universal Hospital
  Services, Inc.
  8.288%, due 6/1/15 (g)                  305,000          288,225
  8.50%, due 6/1/15 (h)                   700,000          714,000
VWR Funding, Inc.
  Series B
  10.25%, due 7/15/15 (h)              21,270,000       20,472,375
                                                    --------------
                                                       146,644,435
                                                    --------------

HEALTH CARE-SERVICES (2.3%)
Alliance Imaging, Inc.
  Series B
  7.25%, due 12/15/12                  29,996,000       29,021,130
Centene Corp.
  7.25%, due 4/1/14                     6,047,000        5,729,532

V  Community Health
  Systems, Inc.
  8.875%, due 7/15/15                  19,255,000       20,025,200
V  HCA, Inc.
  6.30%, due 10/1/12                   12,845,000       12,042,188
  6.75%, due 7/15/13                    9,545,000        8,829,125
  8.75%, due 9/1/10                     3,280,000        3,370,200
Psychiatric Solutions,
  Inc.
  7.75%, due 7/15/15                   12,445,000       12,725,013
Skilled Healthcare Group,
  Inc.
  11.00%, due 1/15/14                   5,899,000        6,326,678
                                                    --------------
                                                        98,069,066
                                                    --------------

HOLDING COMPANIES--DIVERSIFIED (0.7%)
ESI Tractebel Acquisition
  Corp.
  Class B
  7.99%, due 12/30/11                   6,129,000        6,255,423
Leucadia National Corp.
  7.125%, due 3/15/17                   3,345,000        3,194,475
  8.125%, due 9/15/15                  14,255,000       14,540,100
Susser Holdings LLC
  10.625%, due 12/15/13                   955,000          978,875

  10.625%, due 12/15/13
  (a)                                   2,241,000        2,297,025
                                                    --------------
                                                        27,265,898
                                                    --------------


HOUSEHOLD PRODUCTS & WARES (0.7%)
ACCO Brands Corp.
  7.625%, due 8/15/15                  19,250,000       17,517,500
Jarden Corp.
  7.50%, due 5/1/17                    10,490,000        9,650,800
                                                    --------------
                                                        27,168,300
                                                    --------------

HOUSEWARES (0.2%)
Libbey Glass, Inc.
  11.913%, due 6/1/11
  (b)(g)                                6,825,000        6,842,063
                                                    --------------


INSURANCE (1.6%)
Crum & Forster Holdings
  Corp.
  7.75%, due 5/1/17                    29,595,000       28,559,175
HUB International
  Holdings, Inc.
  9.00%, due 12/15/14 (a)              27,840,000       23,385,600
Lumbermens Mutual Casualty
  8.30%, due 12/1/37
  (a)(d)                                8,525,000           10,656
  8.45%, due 12/1/97
  (a)(d)                                2,575,000            3,219
  9.15%, due 7/1/26 (a)(d)             42,123,000           52,654
USI Holdings Corp.
  6.94%, due 11/15/14
  (a)(g)                                6,375,000        5,036,250
  9.75%, due 5/15/15 (a)               11,390,000        8,998,100
                                                    --------------
                                                        66,045,654
                                                    --------------

IRON & STEEL (0.3%)
Allegheny Ludlum Corp.
  6.95%, due 12/15/25                  14,390,000       14,046,583
Allegheny Technologies,
  Inc.
  8.375%, due 12/15/11                    210,000          225,184
                                                    --------------
                                                        14,271,767
                                                    --------------

LEISURE TIME (0.1%)
Town Sports International,
  Inc.
  (zero coupon), due
  2/1/14
  11.00%, beginning 2/1/09              4,645,000        4,226,950
                                                    --------------


LODGING (2.1%)
Boyd Gaming Corp.
  6.75%, due 4/15/14                    9,805,000        8,162,663
  7.125%, due 2/1/16                    2,306,000        1,862,095
  7.75%, due 12/15/12                  21,780,000       20,337,075
Harrah's Operating Co.,
  Inc.
  5.50%, due 7/1/10                     1,475,000        1,309,063
Mandalay Resort Group
  9.50%, due 8/1/08                     8,670,000        8,756,700
MGM Mirage, Inc.
  7.50%, due 6/1/16                    14,445,000       13,072,725


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

                                        PRINCIPAL
                                           AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
LODGING (CONTINUED)
MTR Gaming Group, Inc.
  Series B
  9.00%, due 6/1/12                 $  11,155,000   $    8,868,225
  9.75%, due 4/1/10 (b)                 4,945,000        4,809,013
San Pasqual Casino
  8.00%, due 9/15/13 (a)                  250,000          233,125
Seminole Hard Rock
  Entertainment,
  Inc./Seminole Hard Rock
  International LLC
  5.30%, due 3/15/14
  (a)(g)                               11,650,000        9,756,875
Wynn Las Vegas Capital
  Corp.
  6.625%, due 12/1/14 (a)               1,535,000        1,496,625
Wynn Las Vegas LLC
  6.625%, due 12/1/14                   7,805,000        7,609,875
                                                    --------------
                                                        86,274,059
                                                    --------------

MEDIA (1.7%)
CSC Holdings, Inc.
  6.75%, due 4/15/12                    4,055,000        3,973,900
Houghton Mifflin Harcourt
  Publishing Co.
  7.20%, due 3/15/11                    9,530,000        9,494,263
Idearc, Inc.
  8.00%, due 11/15/16                   1,610,000        1,046,500
ION Media Networks, Inc.
  5.963%, due 1/15/12
  (a)(g)                               16,465,000       13,316,069
  8.963%, due 1/15/13
     (a)(g)                            26,350,000       15,810,000
LBI Media, Inc.
  8.50%, due 8/1/17 (a)                10,020,000        8,316,600
MediaNews Group, Inc.
  6.875%, due 10/1/13                   2,690,000        1,284,475
Morris Publishing Group
  LLC
  7.00%, due 8/1/13                    19,795,000       12,173,925
Ziff Davis Media, Inc.
  9.239%, due 5/1/12
  (d)(f)(g)                            12,615,000        4,289,100
                                                    --------------
                                                        69,704,832
                                                    --------------

METAL FABRICATE & HARDWARE (0.7%)
Metals USA, Inc.
  11.125%, due 12/1/15                  6,580,000        6,777,400
Mueller Water Products,
  Inc.
  7.375%, due 6/1/17                   12,495,000       10,870,650
Neenah Foundary Co.
  9.50%, due 1/1/17                    16,650,000       11,571,750
                                                    --------------
                                                        29,219,800
                                                    --------------

MINING (0.7%)
Freeport-McMoRan Copper &
  Gold, Inc.
  5.616%, due 4/1/15 (g)                4,095,000        4,135,950
  8.25%, due 4/1/15                     7,125,000        7,739,531
  8.375%, due 4/1/17                   17,355,000       19,177,275
                                                    --------------
                                                        31,052,756
                                                    --------------

MISCELLANEOUS--MANUFACTURING (1.4%)
Actuant Corp.
  6.875%, due 6/15/17 (a)              11,390,000       11,418,475
Polypore, Inc.
  8.75%, due 5/15/12                      320,000          317,600
RBS Global, Inc./Rexnord
  Corp.
  9.50%, due 8/1/14                    26,935,000       26,935,000
Sally Holdings LLC
  9.25%, due 11/15/14 (b)               7,550,000        7,625,500
SPX Corp.
  7.625%, due 12/15/14 (a)             12,535,000       13,099,075
                                                    --------------
                                                        59,395,650
                                                    --------------

OIL & GAS (5.2%)
Chaparral Energy, Inc.
  8.50%, due 12/1/15                   16,935,000       15,410,850
  8.875%, due 2/1/17                   19,885,000       18,194,775
V  Chesapeake Energy Corp.
  6.50%, due 8/15/17                   34,820,000       34,297,700
  6.625%, due 1/15/16                   7,560,000        7,560,000
  6.875%, due 11/15/20                  4,180,000        4,159,100
Forest Oil Corp.
  7.25%, due 6/15/19                    4,000,000        4,130,000
  8.00%, due 12/15/11                   4,460,000        4,710,875
Hilcorp Energy I,
  L.P./Hilcorp Finance Co.
  7.75%, due 11/1/15 (a)               11,605,000       11,430,925
  9.00%, due 6/1/16 (a)                 9,005,000        9,387,713
Mariner Energy, Inc.
  7.50%, due 4/15/13                   17,985,000       17,760,188
Newfield Exploration Co.
  6.625%, due 4/15/16                   9,820,000        9,672,700
Parker Drilling Co.
  9.625%, due 10/1/13                   9,710,000       10,195,500
Petroquest Energy, Inc.
  10.375%, due 5/15/12                 14,675,000       15,262,000
Stone Energy Corp.
  6.75%, due 12/15/14                   6,725,000        6,304,688
  8.25%, due 12/15/11                   8,360,000        8,401,800
United Refining Co.
  10.50%, due 8/15/12                   7,175,000        6,995,625
Venoco, Inc.
  8.75%, due 12/15/11                   6,289,000        5,911,660
W&T Offshore, Inc.
  8.25%, due 6/15/14 (a)                9,465,000        9,275,700
Whiting Petroleum Corp.
  7.00%, due 2/1/14                    14,185,000       14,220,463
  7.25%, due 5/1/13                     5,875,000        5,889,688
                                                    --------------
                                                       219,171,950
                                                    --------------

OIL & GAS SERVICES (1.0%)
Allis-Chalmers Energy,
  Inc.
  8.50%, due 3/1/17                     8,765,000        8,151,450
  9.00%, due 1/15/14                   14,270,000       13,770,550



14    MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                        PRINCIPAL
                                           AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
OIL & GAS SERVICES (CONTINUED)
Complete Production
  Services, Inc.
  8.00%, due 12/15/16               $  11,850,000   $   11,879,625
Helix Energy Solutions
  Group, Inc.
  9.50%, due 1/15/16 (a)                5,995,000        6,249,788
                                                    --------------
                                                        40,051,413
                                                    --------------

PACKAGING & CONTAINERS (0.1%)
Owens-Brockway Glass
  Container, Inc.
  8.25%, due 5/15/13                    5,710,000        5,938,400
                                                    --------------


PHARMACEUTICALS (0.1%)
Warner Chilcott Corp.
  8.75%, due 2/1/15                     6,026,000        6,116,390
                                                    --------------


PIPELINES (2.1%)
ANR Pipeline Co.
  7.375%, due 2/15/24
  11.50%, beginning
  11/1/11                               2,555,000        2,751,906
  9.625%, due 11/1/21                  19,281,000       25,130,161
El Paso Natural Gas Co.
  7.50%, due 11/15/26                   2,835,000        2,956,446
  7.625%, due 8/1/10                    8,175,000        8,390,861
  8.375%, due 6/15/32                  11,060,000       12,773,249
MarkWest Energy Partners,
  L.P./
  MarkWest Energy Finance
  Corp.
  Series B
  6.875%, due 11/1/14                   5,525,000        5,331,625
  8.50%, due 7/15/16                   19,610,000       20,296,350
  8.75%, due 4/15/18 (a)                4,796,000        4,975,850
Southern Natural Gas Co.
  7.35%, due 2/15/31                    1,895,000        1,996,208
  8.00%, due 3/1/32                     1,420,000        1,577,749
Tennessee Gas Pipeline Co.
  7.625%, due 4/1/37                    3,265,000        3,524,430
                                                    --------------
                                                        89,704,835
                                                    --------------

REAL ESTATE INVESTMENT TRUSTS (1.4%)
Host Hotels & Resorts,
  L.P.
  6.875%, due 11/1/14                   6,500,000        6,402,500
Host Marriott, L.P.
  Series Q
  6.75%, due 6/1/16                    12,020,000       11,749,550
Omega Healthcare
  Investors, Inc.
  7.00%, due 4/1/14                    19,305,000       18,846,506
Trustreet Properties, Inc.
  7.50%, due 4/1/15                    19,240,000       20,558,363
                                                    --------------
                                                        57,556,919
                                                    --------------

RETAIL (2.9%)
Harry & David Holdings,
  Inc.
  9.00%, due 3/1/13                     8,265,000        7,355,850
V  Rite Aid Corp.
  7.50%, due 1/15/15                   19,565,000       18,782,400
  7.50%, due 3/1/17                    11,280,000       10,462,200
  8.125%, due 5/1/10                      495,000          495,000
  8.625%, due 3/1/15                   26,510,000       21,539,375
  9.25%, due 6/1/13                     1,450,000        1,247,000
  9.375%, due 12/15/15                  4,265,000        3,465,313
  9.50%, due 6/15/17                    8,425,000        6,887,438
Sbarro, Inc.
  10.375%, due 2/1/15 (b)               8,925,000        8,032,500
Star Gas Partners,
  L.P./Star Gas Finance
  Co.
  Series B
  10.25%, due 2/15/13                  23,620,000       23,147,600
Toys "R" Us, Inc.
  7.625%, due 8/1/11 (b)               22,695,000       19,858,125
                                                    --------------
                                                       121,272,801
                                                    --------------

SOFTWARE (0.7%)
Open Solutions, Inc.
  9.75%, due 2/1/15 (a)                 9,755,000        7,901,550
Serena Software, Inc.
  10.375%, due 3/15/16                  4,400,000        4,097,500
SS&C Technologies, Inc.
  11.75%, due 12/1/13                  15,440,000       15,903,200
                                                    --------------
                                                        27,902,250
                                                    --------------

TELECOMMUNICATIONS (3.9%)
Centennial Cellular
  Operating Co./
  Centennial
  Communications Corp.
  10.125%, due 6/15/13                 17,770,000       18,525,225
GCI, Inc.
  7.25%, due 2/15/14                    6,290,000        5,252,150
iPCS, Inc.
  5.364%, due 5/1/13 (g)                2,000,000        1,665,000
V  Lucent Technologies,
  Inc.
  5.50%, due 11/15/08 (b)               8,959,000        8,959,000
  6.45%, due 3/15/29                   46,776,000       35,082,000
  6.50%, due 1/15/28                   15,100,000       11,325,000
PAETEC Holding Corp.
  9.50%, due 7/15/15                    9,230,000        8,676,200
Qwest Communications
  International, Inc.
  7.25%, due 2/15/11                   12,620,000       12,525,350
  Series B
  7.50%, due 2/15/14                   18,105,000       17,788,163
Qwest Corp.
  7.20%, due 11/10/26                   6,685,000        5,882,800
  7.50%, due 10/1/14                    6,400,000        6,432,000
  7.50%, due 6/15/23                      335,000          306,525
  8.875%, due 3/15/12                  13,755,000       14,511,525
Sprint Nextel Corp.
  6.00%, due 12/1/16                   12,880,000       10,497,200


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

                                        PRINCIPAL
                                           AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
TELECOMMUNICATIONS (CONTINUED)
Windstream Regatta
  Holdings, Inc.
  11.00%, due 12/1/17 (a)           $   5,630,000   $    3,772,100
                                                    --------------
                                                       161,200,238
                                                    --------------

TEXTILES (1.1%)
INVISTA
  9.25%, due 5/1/12 (a)                43,530,000       45,107,963
                                                    --------------


TRANSPORTATION (0.2%)
Atlantic Express
  Transportation Corp.
  9.961%, due 4/15/12(g)               12,445,000        6,860,306
Swift Transportation Co.,
  Inc.
  12.50%, due 5/15/17
  (a)(b)                                1,535,000          541,088
                                                    --------------
                                                         7,401,394
                                                    --------------

TRUCKING & LEASING (0.3%)
Greenbrier Cos., Inc.
  8.375%, due 5/15/15                  12,835,000       12,257,425
                                                    --------------
Total Corporate Bonds
  (Cost $2,736,409,204)                              2,615,862,396
                                                    --------------



FOREIGN BONDS (9.4%)
------------------------------------------------------------------

BIOTECHNOLOGY (0.6%)
FMC Finance III S.A.
  6.875%, due 7/15/17                  23,525,000       23,701,438
                                                    --------------


CHEMICALS (0.2%)
Nova Chemicals Corp.
  7.863%, due 11/15/13 (g)              9,020,000        7,802,300
                                                    --------------


COMMERCIAL SERVICES (0.3%)
Quebecor World, Inc.
  8.75%, due 3/15/16
  (a)(d)                                  460,000          223,100
  9.75%, due 1/15/15
  (a)(b)(d)                            26,020,000       12,749,800
                                                    --------------
                                                        12,972,900
                                                    --------------

DIVERSIFIED FINANCIAL SERVICES (0.9%)
CEVA Group PLC
  10.00%, due 9/1/14
  (a)(b)                               10,180,000       10,485,400
Digicel, Ltd.
  9.25%, due 9/1/12 (a)                12,255,000       12,377,550
Galaxy Entertainment
  Finance Co., Ltd.
  9.875%, due 12/15/12 (a)             16,130,000       16,291,300
                                                    --------------
                                                        39,154,250
                                                    --------------

ELECTRIC (0.7%)
Intergen N.V.
  9.00%, due 6/30/17 (a)               29,015,000       30,320,675
                                                    --------------


ELECTRONICS (1.1%)
V  NXP B.V./NXP Funding
  LLC
  7.875%, due 10/15/14                 39,235,000       38,744,563
  9.50%, due 10/15/15 (b)               8,340,000        8,068,950
                                                    --------------
                                                        46,813,513
                                                    --------------

FOREST PRODUCTS & PAPER (0.3%)
Bowater Canada Finance
  7.95%, due 11/15/11                   1,700,000        1,054,000
Catalyst Paper Corp.
  7.375%, due 3/1/14                    5,405,000        4,080,775
  Series D
  8.625%, due 6/15/11                  10,075,000        8,639,313
                                                    --------------
                                                        13,774,088
                                                    --------------

MEDIA (2.9%)
CanWest MediaWorks, Inc.
  8.00%, due 9/15/12                   19,800,455       18,958,936
CanWest MediaWorks, L.P.
  9.25%, due 8/1/15 (a)                10,200,000        9,307,500
Quebecor Media, Inc.
  7.75%, due 3/15/16                   36,570,000       35,198,626
Shaw Communications, Inc.
  7.50%, due 11/20/13               C$ 22,825,000       24,072,205
Sun Media Corp.
  7.625%, due 2/15/13               $      40,000           38,800
Videotron Ltee
  6.875%, due 1/15/14                   2,411,000        2,350,725
Videotron, Ltd.
  9.125%, due 4/15/18 (a)              29,300,000       31,204,500
                                                    --------------
                                                       121,131,292
                                                    --------------

PHARMACEUTICALS (0.2%)
Angiotech Pharmaceuticals,
  Inc.
  6.826%, due 12/1/13 (g)               9,770,000        8,597,600
                                                    --------------


TELECOMMUNICATIONS (2.1%)
Inmarsat Finance PLC
  (zero coupon), due
  11/15/12
  10.375%, beginning
  11/15/08                             22,335,000       22,027,894
Millicom International
  Cellular S.A.
  10.00%, due 12/1/13                  25,130,000       26,826,275
Nortel Networks, Ltd.
  10.75%, due 7/15/16 (b)              16,380,000       16,216,200
Rogers Wireless, Inc.
  8.00%, due 12/15/12                   2,930,000        3,039,875
  9.625%, due 5/1/11                   15,685,000       17,519,047
Satelites Mexicanos S.A.
  de C.V.
  11.446%, due 11/30/11
  (g)                                   1,926,800        1,811,192
                                                    --------------
                                                        87,440,483
                                                    --------------




16    MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                        PRINCIPAL
                                           AMOUNT            VALUE
FOREIGN BONDS (CONTINUED)
TRANSPORTATION (0.1%)
Kansas City Southern de
  Mexico
  S.A. de C.V.
  7.375%, due 6/1/14 (a)            $   4,090,000   $    3,880,388
                                                    --------------
Total Foreign Bonds
  (Cost $403,454,784)                                  395,588,927
                                                    --------------



LOAN ASSIGNMENTS & PARTICIPATIONS (10.1%) (I)
------------------------------------------------------------------

AEROSPACE & DEFENSE (0.3%)
DAE Aviation Holdings
  Tranche B1 Term Loan
  6.52%, due 7/31/14                    5,911,101        5,800,268
  Tranche B2 Term Loan
  6.65%, due 7/31/14                    5,871,393        5,761,305
                                                    --------------
                                                        11,561,573
                                                    --------------

AUTO MANUFACTURERS (0.5%)
Navistar International
  Corp.
  Term Loan B
  6.234%, due 1/19/12                  17,600,000       16,346,000
  Revolver
  6.254%, due 1/19/12                   6,400,000        5,944,000
                                                    --------------
                                                        22,290,000
                                                    --------------

AUTO MANUFACTURING (0.6%)
Daimler Chrysler Financial
  Services Americas LLC
  2nd Lien Term Loan
  9.30%, due 8/3/13                    31,045,000       24,865,120
                                                    --------------


BROADCASTING (0.3%)
Cenveo Corp.
  Bridge Loan
  8.20%, due 8/31/15 (c)               13,635,000       13,635,000
                                                    --------------


BUILDINGS & REAL ESTATE (0.6%)
Building Materials Corp.
  of America
  2nd Lien Term Loan
  8.688%, due 9/15/14                  11,830,000        7,265,596
LNR Property Corp.
  Term Loan A1
  5.86%, due 7/12/09                    2,490,400        1,992,320
  Initial Tranche B Term
  Loan
  6.36%, due 7/12/11                   18,994,800       15,741,941
                                                    --------------
                                                        24,999,857
                                                    --------------


HEALTHCARE, EDUCATION & CHILDCARE (2.3%)
Capella Healthcare, Inc.
  1st Lien Term Loan
  6.196%, due 3/2/15                    8,020,000        7,719,250
V  Community Health
  Systems, Inc.
  New Term Loan B
  5.335%, due 7/25/14                  27,942,317       26,735,963
Fresenius Medical Care
  Holdings, Inc.
  Term Loan
  4.070%, due 3/31/13                   6,300,000        6,077,534
V  HCA, Inc.
  Term Loan A
  4.696%, due 11/18/12                  8,017,553        7,560,720
  Term Loan B
  4.946%, due 11/18/13                 31,402,500       29,778,017
Talecris Biotherapeutics,
  Inc.
  1st Lien Term Loan
  6.57%, due 12/6/13                    7,406,250        6,498,984
  2nd Lien Term Loan
  9.57%, due 12/6/14                   14,995,000       12,370,875
                                                    --------------
                                                        96,741,343
                                                    --------------

HOTELS, MOTELS, INNS & GAMING (0.2%)
Fontainebleau Las Vegas
  Resorts LLC
  Term Loan B
  6.258%, due 6/5/14                    7,373,333        6,144,442
Green Valley Ranch Gaming
  LLC
  1st Lien Term Loan B
  4.932%, due 2/16/14                   2,588,177        2,064,071
                                                    --------------
                                                         8,208,513
                                                    --------------

LEISURE, AMUSEMENT, MOTION PICTURES, ENTERTAINMENT (0.1%)
Town Sports International,
  Inc.
  Term Loan
  4.50%, due 2/27/14                    6,791,400        5,772,690
                                                    --------------


MACHINERY (0.2%)
BHM Technologies LLC
  1st Lien Term Loan
  7.25%, due 7/21/13 (d)               21,900,766        6,497,235
                                                    --------------


MEDIA (0.6%)
Nielsen Finance LLC
  Dollar Term Loan
  5.346%, due 8/9/13                   27,574,892       26,046,774
                                                    --------------


PHARMACEUTICALS (0.2%)
Warner Chilcott Corp.
  Tranche C Term Loan
  4.725%, due 1/18/12                   1,794,275        1,718,019
  Tranche B Term Loan
  4.843%, due 1/18/12                   5,216,648        4,994,940
                                                    --------------
                                                         6,712,959
                                                    --------------


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

                                        PRINCIPAL
                                           AMOUNT            VALUE

LOAN ASSIGNMENTS & PARTICIPATIONS
(CONTINUED)

REAL ESTATE (0.1%)
Neff Rental, Inc.
  2nd Lien Term Loan
  8.404%, due 11/23/14              $   4,400,000   $    3,230,335
                                                    --------------

RETAIL STORE (0.7%)
Neiman Marcus Group, Inc.
  (The)
  Term Loan B
  4.758%, due 4/6/13                   12,259,494       11,682,280
Toys "R" Us (Delaware),
  Inc.
  Term Loan
  7.727%, due 1/19/13                  18,220,000       17,108,580
                                                    --------------
                                                        28,790,860
                                                    --------------

SOFTWARE (0.6%)
V  SunGard Data Systems,
  Inc.
  Term Loan
  4.878%, due 2/28/14                  24,727,839       23,370,627
                                                    --------------


TELECOMMUNICATIONS (0.9%)
Alltel Corp.
  Term Loan B3
  5.466%, due 5/15/15                  21,372,600       19,633,105
Qwest Corp.
  Term Loan B
  6.95%, due 6/30/10                   18,000,000       17,910,000
Trilogy International
  Partners LLC
  Term Loan
  6.196%, due 6/29/12                   1,350,000        1,147,500
                                                    --------------
                                                        38,690,605
                                                    --------------

UTILITIES (1.9%)
Calpine Corp.
  First Priority Term Loan
  5.575%, due 3/29/14                  41,595,750       39,077,710
TXU Corp.
  Term Loan B2
  6.579%, due 10/10/14                 31,899,700       30,522,207
  Term Loan B3
  6.583%, due 10/10/14                 11,656,425       11,147,913
                                                    --------------
                                                        80,747,830
                                                    --------------
Total Loan Assignments &
  Participations
  (Cost $465,126,066)                                  422,161,321
                                                    --------------



YANKEE BONDS (0.9%) (J)
------------------------------------------------------------------

FOREST PRODUCTS & PAPER (0.6%)
Smurfit Capital Funding
  PLC
  7.50%, due 11/20/25                  26,050,000       23,314,750
                                                    --------------


INSURANCE (0.3%)
Fairfax Financial
  Holdings, Ltd.
  7.375%, due 4/15/18 (b)               6,117,000        5,704,103
  7.75%, due 7/15/37 (b)                4,810,000        4,353,050
  8.30%, due 4/15/26 (b)                2,375,000        2,232,500
                                                    --------------
                                                        12,289,653
                                                    --------------


TELECOMMUNICATIONS (0.0%)++
Nortel Networks Corp.
  6.875%, due 9/1/23                    3,000,000        2,070,000
                                                    --------------
Total Yankee Bonds
  (Cost $35,915,437)                                    37,674,403
                                                    --------------
Total Long-Term Bonds
  (Cost $3,672,738,292)                              3,501,527,557
                                                    --------------




                                           SHARES

COMMON STOCKS (1.7%)
------------------------------------------------------------------

AGRICULTURE (0.0%)++
North Atlantic Trading
  Co., Inc.  (c)(e)(f)(k)                   2,156               22
                                                    --------------


AIRLINES (0.7%)
Northwest Airlines, Inc.
  (k)                                   3,198,668       30,899,133
                                                    --------------


COMMERCIAL SERVICES (0.0%)++
Dinewise, Inc. (c)(f)(k)                8,434,374           84,344
                                                    --------------


DIVERSIFIED FINANCIAL SERVICES (0.0%)++
Adelphia Contingent Value
  Vehicle (c)(f)(k)                    15,507,390          155,074
                                                    --------------


MEDIA (0.5%)
AH Belo Corp. Class A                      86,040          838,890
Belo Corp. Class A (b)                    354,000        3,575,400
Haights Cross
  Communications, Inc.
  (c)(e)(f)(k)                          1,630,227       15,731,690
                                                    --------------
                                                        20,145,980
                                                    --------------

RETAIL (0.2%)
Star Gas Partners, L.P.
  (k)                                   2,601,650        7,700,884
                                                    --------------


SOFTWARE (0.1%)
QuadraMed Corp. (c)(k)                  1,199,685        2,279,401
QuadraMed Corp. (c)(k)                    434,011          824,621
                                                    --------------
                                                         3,104,022
                                                    --------------

TELECOMMUNICATIONS (0.2%)
Loral Space &
  Communications, Ltd. (k)                327,283        7,066,040



18    MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                           SHARES            VALUE
COMMON STOCKS (CONTINUED)
TELECOMMUNICATIONS (CONTINUED)
Remote Dynamics, Inc. (k)                   7,172   $           29
                                                    --------------
                                                         7,066,069
                                                    --------------
Total Common Stocks
  (Cost $148,249,796)                                   69,155,528
                                                    --------------



CONVERTIBLE PREFERRED STOCK (0.5%)
------------------------------------------------------------------

SOFTWARE (0.5%)
QuadraMed Corp.
  5.50% (a)(c)(e)                         950,000       20,425,000
                                                    --------------
Total Convertible
  Preferred Stock
  (Cost $22,798,000)                                    20,425,000
                                                    --------------



PREFERRED STOCKS (0.7%)
------------------------------------------------------------------

MEDIA (0.0%)++
Ziff Davis Holdings, Inc.
  10.00% (c)                                4,240           63,600
                                                    --------------


REAL ESTATE INVESTMENT TRUSTS (0.7%)
Sovereign Real Estate
  Investment Corp.
  12.00% (a)(c)                            29,881       29,955,702
                                                    --------------
Total Preferred Stocks
  (Cost $26,447,396)                                    30,019,302
                                                    --------------



                                        NUMBER OF
                                         WARRANTS

WARRANTS (0.0%)++
------------------------------------------------------------------

MEDIA (0.0%)++
Haights Cross
  Communications, Inc.
  Strike Price $0.001
  Expire 7/31/08
  (c)(e)(f)(k)                             13,754          132,589
                                                    --------------
Total Warrants
  (Cost $4,097)                                            132,589
                                                    --------------



                                           SHARES
SHORT-TERM INVESTMENT (2.9%)
------------------------------------------------------------------

INVESTMENT COMPANY (2.9%)
State Street Navigator
  Securities Lending Prime
  Portfolio (l)                       120,916,188      120,916,188
                                                    --------------
Total Short-Term
  Investment
  (Cost $120,916,188)                                  120,916,188
                                                    --------------
Total Investments
  (Cost $3,991,153,769)
  (m)                                        89.4%   3,742,176,164
Cash and Other Assets,
  Less Liabilities                           10.6      445,779,647
                                            -----     ------------
Net Assets                                  100.0%  $4,187,955,811
                                            =====     ============






++   Less than one-tenth of a percent.
(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such
     securities is $117,799,201; cash
     collateral of $120,916,188 (included in
     liabilities) was received with which
     the Fund purchased highly liquid short-
     term investments.
(c)  Illiquid security. The total market
     value of these securities at April 30,
     2008 is $86,293,832, which represents
     2.1% of the Fund's net assets.
(d)  Issue in default.
(e)  Restricted security.
(f)  Fair valued security. The total market
     value of these securities at April 30,
     2008 is $23,379,938, which represents
     0.6% of the Fund's net assets.
(g)  Floating rate. Rate shown is the rate
     in effect at April 30, 2008.
(h)  PIK ("Payment in Kind")--interest or
     dividend payment is made with
     additional securities.
(i)  Floating Rate Loan--generally pays
     interest at rates which are
     periodically re-determined at a margin
     above the London Inter-Bank Offered
     Rate ("LIBOR") or other short-term
     rates. The rate shown is the rate(s) in
     effect at April 30, 2008. Floating Rate
     Loans are generally considered
     restrictive in that the Fund is
     ordinarily contractually obligated to
     receive consent from the Agent Bank
     and/or borrower prior to disposition of
     a Floating Rate Loan.
(j)  Yankee Bond--dollar-denominated bond
     issued in the United States by a
     foreign bank or corporation.
(k)  Non-income producing security.
(l)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(m)  At April 30, 2008, cost is
     $4,002,067,796 for federal income tax
     purposes and net unrealized
     depreciation is as follows:



       Gross unrealized
                 appreciation        $  89,792,206
       Gross unrealized
                 depreciation         (349,683,838)
                                     -------------
       Net unrealized
                 depreciation        $(259,891,632)
                                     =============





The following abbreviation is used in the above portfolio:

C$   --Canadian Dollar





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2008 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $3,991,153,769)
  including $117,799,201 market
  value of securities loaned        $3,742,176,164
Cash                                   443,882,471
Receivables:
  Dividends and interest                83,100,624
  Investment securities sold            52,668,538
  Fund shares sold                      10,833,031
Other assets                               163,360
                                    --------------
     Total assets                    4,332,824,188
                                    --------------
LIABILITIES:
Securities lending collateral          120,916,188
Unrealized depreciation on
  unfunded commitments                     927,843
Payables:
  Fund shares redeemed                   7,833,018
  Investment securities purchased        2,998,673
  Manager (See Note 3)                   1,918,080
  NYLIFE Distributors (See Note 3)       1,381,423
  Transfer agent (See Note 3)            1,342,384
  Shareholder communication                205,160
  Custodian                                 41,648
  Professional fees                         36,810
  Trustees                                  26,195
Accrued expenses                            15,819
Dividend payable                         7,225,136
                                    --------------
     Total liabilities                 144,868,377
                                    --------------
Net assets                          $4,187,955,811
                                    ==============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.01
  per share) unlimited number of
  shares authorized                 $    7,006,508
Additional paid-in capital           5,046,605,632
                                    --------------
                                     5,053,612,140
Accumulated distributions in
  excess of net investment income      (11,894,400)
Accumulated net realized loss on
  investments and foreign currency
  transactions                        (603,991,404)
Net unrealized depreciation on
  investments                         (248,977,605)
Net unrealized depreciation on
  unfunded commitments                    (927,843)
Net unrealized appreciation on
  translation of other assets and
  liabilities in foreign
  currencies and foreign currency
  forward contracts                        134,923
                                    --------------
Net assets                          $4,187,955,811
                                    ==============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                $  240,222,799
                                    ==============
Shares of beneficial interest
  outstanding                           39,899,933
                                    ==============
Net asset value per share
  outstanding                       $         6.02
Maximum sales charge (4.50% of
  offering price)                             0.28
                                    --------------
Maximum offering price per share
  outstanding                       $         6.30
                                    ==============
CLASS A
Net assets applicable to
  outstanding shares                $2,449,312,681
                                    ==============
Shares of beneficial interest
  outstanding                          409,427,828
                                    ==============
Net asset value per share
  outstanding                       $         5.98
Maximum sales charge (4.50% of
  offering price)                             0.28
                                    --------------
Maximum offering price per share
  outstanding                       $         6.26
                                    ==============
CLASS B
Net assets applicable to
  outstanding shares                $  658,861,543
                                    ==============
Shares of beneficial interest
  outstanding                          110,718,835
                                    ==============
Net asset value and offering price
  per share outstanding             $         5.95
                                    ==============
CLASS C
Net assets applicable to
  outstanding shares                $  377,476,592
                                    ==============
Shares of beneficial interest
  outstanding                           63,413,306
                                    ==============
Net asset value and offering price
  per share outstanding             $         5.95
                                    ==============
CLASS I
Net assets applicable to
  outstanding shares                $  462,057,196
                                    ==============
Shares of beneficial interest
  outstanding                           77,186,743
                                    ==============
Net asset value and offering price
  per share outstanding             $         5.99
                                    ==============
CLASS R2*
Net assets applicable to
  outstanding shares                $       25,000
                                    ==============
Shares of beneficial interest
  outstanding                                4,174
                                    ==============
Net asset value and offering price
  per share outstanding             $         5.99
                                    ==============





*    Class R2 was seeded April 30, 2008.
     Investment operations did not commence
     until May 1, 2008.





20    MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                           $ 175,572,524
  Dividends                              2,032,755
  Income from securities
     loaned--net                         1,323,393
                                     -------------
     Total income                      178,928,672
                                     -------------
EXPENSES:
  Manager (See Note 3)                  11,781,742
  Distribution/Service--Investor
     Class
     (See Note 3)                           49,042
  Distribution/Service--Class A
     (See Note 3)                        3,323,370
  Service--Class B (See Note 3)            894,492
  Service--Class C (See Note 3)            477,988
  Distribution--Class B (See Note
     3)                                  2,683,476
  Distribution--Class C (See Note
     3)                                  1,433,965
  Transfer agent--Investor Class
     (See Note 3)                           48,721
  Transfer agent--Class A (See Note
     3)                                  2,365,347
  Transfer agent--Class B and C
     (See Note 3)                        1,044,035
  Transfer agent--Class I (See Note
     3)                                    610,482
  Shareholder communication                458,480
  Professional fees                        326,571
  Recordkeeping                            225,214
  Registration                              77,456
  Trustees                                  70,921
  Custodian                                 57,734
  Miscellaneous                             85,660
                                     -------------
     Total expenses                     26,014,696
                                     -------------
Net investment income                  152,913,976
                                     -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions                 (2,631,316)
  Foreign currency transactions            166,269
                                     -------------
Net realized loss on investments
  and foreign currency transactions     (2,465,047)
                                     -------------
Net change in unrealized
  appreciation (depreciation) on:
  Security transactions and
     unfunded commitments             (258,616,744)
  Translation of other assets and
     liabilities in foreign
     currencies and foreign
     currency forward contracts            (51,319)
                                     -------------
Net change in unrealized
  appreciation on investments,
  unfunded commitments and foreign
  currency transactions               (258,668,063)
                                     -------------
Net realized and unrealized loss on
  investments, unfunded commitments
  and foreign currency transactions   (261,133,110)
                                     -------------
Net decrease in net assets
  resulting from operations          $(108,219,134)
                                     =============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2007



                                       2008              2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income       $  152,913,976   $   311,090,714
 Net realized gain (loss)
  on investments and
  foreign currency
  transactions                   (2,465,047)       32,258,127
 Net change in unrealized
  appreciation
  (depreciation) on
  investments, unfunded
  commitments and foreign
  currency transactions        (258,668,063)      (35,887,346)
                             --------------------------------
 Net increase (decrease)
  in net assets resulting
  from operations              (108,219,134)      307,461,495
                             --------------------------------

Dividends to shareholders:
 From net investment income:
    Investor Class               (1,469,813)               --
    Class A                     (96,972,807)     (201,074,715)
    Class B                     (23,037,302)      (58,146,580)
    Class C                     (12,400,591)      (26,633,406)
    Class I                     (16,857,823)      (19,653,124)
                             --------------------------------
 Total dividends to
  shareholders                 (150,738,336)     (305,507,825)
                             --------------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                        482,626,839     1,182,140,958
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends     106,858,667       211,122,679
 Cost of shares redeemed+      (704,824,412)   (1,245,670,610)
                             --------------------------------
    Increase (decrease) in
     net assets derived
     from capital share
     transactions              (115,338,906)      147,593,027
                             --------------------------------
    Net increase (decrease)
     in net assets             (374,296,376)      149,546,697

NET ASSETS:
Beginning of period           4,562,252,187     4,412,705,490
                             --------------------------------
End of period                $4,187,955,811   $ 4,562,252,187
                             ================================
Accumulated distributions
 in excess of
 net investment income at
 end of period               $  (11,894,400)  $   (14,070,040)
                             ================================




+ Cost of shares redeemed net of redemption fees of $275,202 for the six months ended April 30, 2008 and $212,054 for the year ended October 31, 2007.



22    MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank



                                                   mainstayinvestments.com    23

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                        INVESTOR CLASS                                         CLASS A
                        --------------    --------------------------------------------------------------------------------
                         FEBRUARY 28,                                                                           JANUARY 1,
                            2008**        SIX MONTHS                                                              2003*
                            THROUGH          ENDED                                                               THROUGH
                           APRIL 30,       APRIL 30,                   YEAR ENDED OCTOBER 31,                  OCTOBER 31,
                        --------------------------------------------------------------------------------------------------
                            2008***         2008***       2007          2006            2005         2004          2003
Net asset value at
  beginning of period      $   5.97       $     6.35   $     6.33    $     6.22      $     6.32   $     6.05    $     4.95
                           --------       ----------   ----------    ----------      ----------   ----------    ----------
Net investment income          0.08 (a)         0.22 (a)     0.45 (a)      0.42 (a)        0.45         0.46 (a)      0.39
Net realized and
  unrealized gain
  (loss) on
  investments                  0.04            (0.37)        0.01          0.15 (e)       (0.09)        0.25          1.12
Net realized and
  unrealized gain
  (loss) on foreign
  currency
  transactions                 0.00 (b)         0.00 (b)     0.00 (b)     (0.00)(b)        0.00 (b)     0.02          0.00 (b)
                           --------       ----------   ----------    ----------      ----------   ----------    ----------
Total from investment
  operations                   0.12            (0.15)        0.46          0.57            0.36         0.73          1.51
                           --------       ----------   ----------    ----------      ----------   ----------    ----------
Less dividends and
  distributions:
  From net investment
     income                   (0.07)           (0.22)       (0.44)        (0.41)          (0.46)       (0.46)        (0.40)
  Return of capital              --               --           --         (0.05)             --           --         (0.01)
                           --------       ----------   ----------    ----------      ----------   ----------    ----------
Total dividends and
  distributions               (0.07)           (0.22)       (0.44)        (0.46)          (0.46)       (0.46)        (0.41)
                           --------       ----------   ----------    ----------      ----------   ----------    ----------
Redemption fee (a)             0.00 (b)         0.00 (b)     0.00 (b)      0.00 (b)        0.00 (b)     0.00 (b)        --
                           --------       ----------   ----------    ----------      ----------   ----------    ----------
Net asset value at end
  of period                $   6.02       $     5.98   $     6.35    $     6.33      $     6.22   $     6.32    $     6.05
                           ========       ==========   ==========    ==========      ==========   ==========    ==========
Total investment
  return (c)                   2.26%(f)        (2.17%)(f)    7.41%         9.58%(d)(e)     5.86%       12.53%        31.57%(f)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment
     income                    7.83%+           7.39% +      6.95%         6.77%           7.10%        7.44%         8.43%+
  Net expenses                 1.12%+           1.05% +      1.04%         1.06%           1.02%        1.01%         1.01%+
  Expenses (before
     reimbursement)            1.12%+           1.05% +      1.04%         1.07%(d)        1.02%        1.01%         1.01%+
Portfolio turnover
  rate                           13%              13%          49%           58%             35%          41%           47%
Net assets at end of
  period (in 000's)        $240,223       $2,449,313   $2,887,965    $2,806,800      $1,381,080   $1,279,164    $1,265,856
                           CLASS A
                        ------------
                         YEAR ENDED
                        DECEMBER 31,
                        ------------
                            2002
Net asset value at
  beginning of period     $   5.56
                          --------
Net investment income         0.51
Net realized and
  unrealized gain
  (loss) on
  investments                (0.54)
Net realized and
  unrealized gain
  (loss) on foreign
  currency
  transactions               (0.02)
                          --------
Total from investment
  operations                 (0.05)
                          --------
Less dividends and
  distributions:
  From net investment
     income                  (0.51)
  Return of capital          (0.05)
                          --------
Total dividends and
  distributions              (0.56)
                          --------
Redemption fee (a)              --
                          --------
Net asset value at end
  of period               $   4.95
                          ========
Total investment
  return (c)                 (0.78%)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment
     income                   9.63%
  Net expenses                1.07%
  Expenses (before
     reimbursement)           1.08%
Portfolio turnover
  rate                          50%
Net assets at end of
  period (in 000's)       $850,899




                                                                        CLASS C
                        -------------------------------------------------------------------------------------------------------
                                                                                                     JANUARY 1,
                        SIX MONTHS                                                                     2003*
                           ENDED                                                                      THROUGH       YEAR ENDED
                         APRIL 30,                      YEAR ENDED OCTOBER 31,                      OCTOBER 31,    DECEMBER 31,
                        -------------------------------------------------------------------------------------------------------
                          2008***       2007             2006                2005         2004          2003           2002
Net asset value at
  beginning of period    $   6.31     $   6.30         $   6.19            $   6.30     $   6.04      $   4.94       $   5.55
                         --------     --------         --------            --------     --------      --------       --------
Net investment income        0.20 (a)     0.40 (a)         0.38 (a)            0.40         0.42 (a)      0.36           0.46
Net realized and
  unrealized gain
  (loss) on
  investments               (0.36)        0.00 (b)         0.15 (e)           (0.09)        0.24          1.12          (0.53)
Net realized and
  unrealized gain
  (loss) on foreign
  currency
  transactions               0.00 (b)     0.00 (b)        (0.00)(b)            0.00 (b)     0.02          0.00 (b)      (0.02)
                         --------     --------         --------            --------     --------      --------       --------
Total from investment
  operations                (0.16)        0.40             0.53                0.31         0.68          1.48          (0.09)
                         --------     --------         --------            --------     --------      --------       --------
Less dividends and
  distributions:
  From net investment
     income                 (0.20)       (0.39)           (0.37)              (0.42)       (0.42)        (0.38)         (0.48)
  Return of capital            --           --            (0.05)                 --           --         (0.00)(b)      (0.04)
                         --------     --------         --------            --------     --------      --------       --------
Total dividends and
  distributions             (0.20)       (0.39)           (0.42)              (0.42)       (0.42)        (0.38)         (0.52)
                         --------     --------         --------            --------     --------      --------       --------
Redemption fee (a)           0.00 (b)     0.00 (b)         0.00 (b)            0.00 (b)     0.00 (b)        --             --
                         --------     --------         --------            --------     --------      --------       --------
Net asset value at end
  of period              $   5.95     $   6.31         $   6.30            $   6.19     $   6.30      $   6.04       $   4.94
                         ========     ========         ========            ========     ========      ========       ========
Total investment
  return (c)                (2.58%)(f)    6.63%            8.91%(d)(e)         5.04%       11.65%        30.82%(f)      (1.53%)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment
     income                  6.63% +      6.20%            6.02%               6.35%        6.69%         7.68%+         8.88%
  Net expenses               1.81% +      1.79%            1.81%               1.77%        1.76%         1.76%+         1.82%
  Expenses (before
     reimbursement)          1.81% +      1.79%            1.82%(d)            1.77%        1.76%         1.76%+         1.83%
Portfolio turnover
  rate                         13%          49%              58%                 35%          41%           47%            50%
Net assets at end of
  period (in 000's)      $377,477     $422,348         $421,855            $401,923     $419,496      $422,392       $236,791



*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
***  Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestments of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one-hundredth of a percent.
(e)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses were less than
     $0.01 per share on net realized gains on investments and the effect on total investment return was less than 0.01%, respectively.
(f)  Total return is not annualized.
(g)  Class R2 was seeded April 30, 2008. Investment operations did not commence until May 1, 2008





24    MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                  CLASS B
      -----------------------------------------------------------------------------------------------
                                                                           JANUARY 1,
      SIX MONTHS                                                             2003*
         ENDED                                                              THROUGH       YEAR ENDED
       APRIL 30,                  YEAR ENDED OCTOBER 31,                  OCTOBER 31,    DECEMBER 31,
      -----------------------------------------------------------------------------------------------
        2008***       2007         2006          2005          2004           2003           2002
       $   6.31     $   6.30    $     6.19    $     6.30    $     6.04     $     4.94     $     5.55
       --------     --------    ----------    ----------    ----------     ----------     ----------
           0.20 (a)     0.40 (a)      0.38 (a)      0.40          0.42 (a)       0.36           0.46
          (0.36)        0.00 (b)      0.15 (e)     (0.08)         0.24           1.12          (0.53)

           0.00 (b)     0.00(b)      (0.00)(b)      0.00 (b)      0.02           0.00 (b)      (0.02)
       --------     --------    ----------    ----------    ----------     ----------     ----------
          (0.16)        0.40          0.53          0.32          0.68           1.48          (0.09)
       --------     --------    ----------    ----------    ----------     ----------     ----------

          (0.20)       (0.39)        (0.37)        (0.43)        (0.42)         (0.38)         (0.48)
             --           --         (0.05)           --            --          (0.00) (b)     (0.04)
       --------     --------    ----------    ----------    ----------     ----------     ----------
          (0.20)       (0.39)        (0.42)        (0.43)        (0.42)         (0.38)         (0.52)
       --------     --------    ----------    ----------    ----------     ----------     ----------
           0.00 (b)     0.00 (b)      0.00 (b)      0.00 (b)      0.00 (b)         --             --
       --------     --------    ----------    ----------    ----------     ----------     ----------
       $   5.95     $   6.31    $     6.30    $     6.19    $     6.30     $     6.04     $     4.94
       ========     ========    ==========    ==========    ==========     ==========     ==========
          (2.42%)(f)    6.46%         8.92%(d)(e)   5.04%        11.65%         30.82%(f)      (1.53%)

           6.63% +      6.19%         6.02%         6.35%         6.69%          7.68%+         8.88%
           1.81% +      1.79%         1.81%         1.77%         1.76%          1.76%+         1.82%
           1.81% +      1.79%         1.82%(d)      1.77%         1.76%          1.76%+         1.83%
             13%          49%           58%           35%           41%            47%            50%
       $658,862     $811,937    $1,067,018    $2,486,331    $2,814,176     $2,876,134     $2,211,253




                                 CLASS I                               CLASS R2
      ------------------------------------------------------------    ---------
                                                        JANUARY 2,
      SIX MONTHS                                          2004**
         ENDED                                           THROUGH
       APRIL 30,         YEAR ENDED OCTOBER 31,        OCTOBER 31,    APRIL 30,
      -------------------------------------------------------------------------
        2008***       2007        2006        2005         2004        2008***
       $   6.35     $   6.34    $   6.22    $  6.32      $  6.24        $5.99
       --------     --------    --------    -------      -------        -----
           0.23 (a)     0.47 (a)    0.44 (a)   0.48         0.41 (a)       --

          (0.36)        0.00 (b)    0.16      (0.10)        0.07           --

           0.00 (b)     0.00 (b)   (0.00) (b)  0.00 (b)     0.00 (b)       --
       --------     --------    --------    -------      -------        -----
          (0.13)        0.47        0.60       0.38         0.48           --
       --------     --------    --------    -------      -------        -----

          (0.23)       (0.46)      (0.43)     (0.48)       (0.40)          --
             --           --       (0.05)        --           --           --
       --------     --------    --------    -------      -------        -----
          (0.23)       (0.46)      (0.48)     (0.48)       (0.40)          --
       --------     --------    --------    -------      -------        -----
           0.00 (b)     0.00 (b)    0.00 (b)   0.00 (b)     0.00 (b)       --
       --------     --------    --------    -------      -------        -----
       $   5.99     $   6.35    $   6.34    $  6.22      $  6.32        $5.99 (g)
       ========     ========    ========    =======      =======        =====
          (2.05%)(f)    7.49%      10.02%(d)(e)6.12%        7.97%(f)       --


           7.55% +      7.26%       7.03%      7.31%        7.79%+         --
           0.89% +      0.79%       0.80%      0.81%        0.66%+         --
           0.89% +      0.79%       0.81%      0.81%        0.66%+         --
             13%          49%         58%        35%          41%          13%
       $462,057     $440,002    $117,032    $68,659      $22,868        $  25




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              25

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and comprises twenty-one funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay High Yield Corporate Bond Fund (the "Fund"), a diversified fund.

The Fund currently offers six classes of shares. Class A shares commenced on January 3, 1995. Class B shares commenced on May 1, 1986. Class C shares commenced on September 1, 1998. Class I shares commenced on January 2, 2004. Class R2 shares commenced on December 14, 2007. Investor Class shares commenced on February 28, 2008. Investor Class and Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I and Class R2 shares are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The six classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Investor Class, Class A and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution or service fee. Class R2 shares are authorized to pay to New York Life Investment Management LLC, its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R2 shares, a shareholder service fee. Class R2 shares were seeded on April 30, 2008. Investment operations did not commence until May 1, 2008.

The Fund's investment objective is to seek maximum current income through investment in a diversified portfolio of high yield debt securities. Capital appreciation is a secondary objective.

The Fund invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager, (as defined in Note 3), in consultation with a Fund's Subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with a Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business.

Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Loans are valued at the average of bid quotations obtained from a pricing service. The Trust has engaged an independent pricing service to provide market value quotations from dealers in loans. As of April 30, 2008, 100% of total investments in loans were valued based on prices from such services.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method


26    MainStay High Yield Corporate Bond Fund
involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor (if applicable), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2008, the Fund held securities with a value of $23,379,938 that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3, conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Fund's 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3, determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors including, but not limited to, ongoing analyses of tax laws and regulations, and interpretations, thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

The investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become

                                                   mainstayinvestments.com    27
doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan assignments and loan participations. Loan assignments and participations are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loan assignments and participations are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate ("LIBOR").

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower ("intermediate participants"). In the event that the borrower, selling participant or intermediate participants becomes insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are recorded in memorandum accounts. (See Note 5.)

(H) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(I) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(J) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be


28    MainStay High Yield Corporate Bond Fund
difficult to obtain a prompt sale at an acceptable price. (See Note 6.)

(K) REDEMPTION FEE. The Fund imposes a 2.00% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their date of purchase for any class. The redemption fee is designed to offset brokerage commissions and other costs associated with short-term trading and is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fees are included in the Statement of Changes in Net Assets' shares redeemed amount and retained by the Fund.

(L) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

The Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.60% on assets up to $500 million, 0.55% on assets from $500 million to $5 billion and 0.525% on assets in excess of $5 billion.

For the six months ended April 30, 2008, NYLIM earned fees from the Fund in the amount of $11,781,742. It was not necessary for NYLIM to reimburse the Fund for expenses for the six months ended April 30, 2008.

State Street Bank and Trust Company ("SSBT"), 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, SSBT is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted a distribution plan (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class, Class A and Class R2 shares, which is an expense of the Investor Class, Class A and Class R2 shares of the Fund, for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $7,455 and $198,237, respectively, for the six months ended April 30, 2008. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Investor Class, Class A, Class B and Class C shares of $39, $17,457, $554,803 and $31,828, respectively, for the six months ended April 30, 2008.


                                                   mainstayinvestments.com    29

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the six months ended April 30, 2008, amounted to $4,068,585.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(F) CAPITAL. At April 30, 2008, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Investor Class                $   25,409      0.0*%
----------------------------------------------------
Class A                          240,710      0.0*
----------------------------------------------------
Class C                              109      0.0*
----------------------------------------------------
Class I                        5,218,066      1.1
----------------------------------------------------
Class R2                          25,000    100.0
----------------------------------------------------



* Less than one-tenth of a percent.

(G) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the six months ended April 30, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $70,308.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $225,214 for the six months ended April 30, 2008.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2007, for federal income tax purposes, capital loss carryforwards of $594,767,433 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

   CAPITAL LOSS        CAPITAL LOSS
AVAILABLE THROUGH    AMOUNTS (000'S)
       2009              $ 84,769
       2010               169,119
       2011               306,034
       2014                34,845

------------------------------------

                         $594,767
------------------------------------


The tax character of distributions paid during the year ended October 31, 2007, shown in the Statement of Changes in Net Assets, was as follows:

                                            2007
Distributions paid from:
  Ordinary Income                   $305,507,825
------------------------------------------------



NOTE 5--COMMITMENTS AND CONTINGENCIES:

At April 30, 2008 the Fund had unfunded loan commitments pursuant to the following loan agreement:

                              UNFUNDED     UNREALIZED
 BORROWER                   COMMITMENT   DEPRECIATION
Community Health Systems,
  Inc. Delayed Draw Term
  Loan due 7/25/14          $1,949,553     $ (38,445)
-----------------------------------------------------
Fontainebleau Las Vegas
  Resorts, LLC Delayed
  Draw Term Loan due
  6/6/14                     3,686,667      (606,398)
-----------------------------------------------------
LNR Property Corp.
  Tranche A-2 Term Loan
  due 7/12/09                1,415,000      (283,000)
-----------------------------------------------------



The commitment is available until the maturity date of the security.



30    MainStay High Yield Corporate Bond Fund

NOTE 6--RESTRICTED SECURITIES:

Restricted securities held at April 30, 2008:

                                                      PRINCIPAL
                                                        AMOUNT/
                                                      NUMBER OF
                                       DATE(S) OF     WARRANTS/                     4/30/08   PERCENTAGE OF
 SECURITY                             ACQUISITION        SHARES          COST         VALUE      NET ASSETS
At Home Corp.
  Convertible Bond                        7/25/01   $61,533,853   $         0   $     6,153             0.0%(a)
-----------------------------------------------------------------------------------------------------------
Haights Cross Communications,
  Inc.
  Common Stock                            8/31/07     1,630,227    18,548,475    15,731,690             0.4
  Warrants                         1/22/04-9/6/07        13,754         4,097       132,589             0.0(a)
-----------------------------------------------------------------------------------------------------------
North Atlantic Trading Co., Inc.
  Common Stock                            4/21/04         2,156            22            22             0.0(a)
-----------------------------------------------------------------------------------------------------------
QuadraMed Corp.
  Convertible Preferred Stock             6/16/04       950,000    22,798,000    20,425,000             0.5
-----------------------------------------------------------------------------------------------------------
                                                                  $41,350,594   $36,295,454             0.9%
-----------------------------------------------------------------------------------------------------------



(a) Less than one-tenth of a percent.

NOTE 7--CUSTODIAN:

SSBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 8--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds pay a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which serves as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six months ended April 30, 2008.

NOTE 9--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended April 30, 2008, purchases and sales of securities, other than short-term securities, were $487,343 and $681,900, respectively.

NOTE 10--CAPITAL SHARE TRANSACTIONS:


 INVESTOR CLASS                 SHARES         AMOUNT
Period ended April 30,
  2008*:

Shares sold                    362,254   $  2,156,766
Shares issued to
  shareholders in
  reinvestment of
  dividends                    208,678      1,258,045
Shares redeemed             (1,057,082)    (6,292,511)
                            -------------------------
Net decrease in shares
  outstanding before
  conversion                  (486,150)    (2,877,700)
Shares converted from
  Class A (See Note 1)      40,095,647    235,762,403
Shares converted from
  Class B (See Note 1)         290,436      1,707,763
                            -------------------------
Net increase                39,899,933   $234,592,466
                            =========================



* Investor Class shares were first offered on February 28, 2008.



                                                   mainstayinvestments.com    31

 CLASS A                         SHARES          AMOUNT
Six months ended April
  30, 2008:

Shares sold                  47,595,212   $ 286,773,090
Shares issued to
  shareholders in
  reinvestment of
  dividends                  11,433,694      68,941,874
Shares redeemed             (71,003,802)   (429,326,274)
                           ----------------------------
Net decrease in shares
  outstanding before
  conversion                (11,974,896)    (73,611,310)
Shares reacquired upon
  conversion into
  Investor Class (See
  Note 1)                   (40,370,274)   (235,762,403)
Shares converted from
  Class B (See Note 1)        6,733,282      40,476,246
                           ----------------------------
Net decrease                (45,611,888)  $(268,897,467)
                           ============================

Year ended October 31,
  2007:

Shares sold                  99,431,054   $ 643,211,359
Shares issued to
  shareholders in
  reinvestment of
  dividends                  22,052,905     141,725,453
Shares redeemed            (129,932,472)   (834,750,297)
                           ----------------------------
Net decrease in shares
  outstanding before
  conversion                 (8,448,513)    (49,813,485)
Shares converted from
  Class B (See Note 1)       20,205,663     130,264,283
                           ----------------------------
Net increase                 11,757,150   $  80,450,798
                           ============================




 CLASS B                         SHARES          AMOUNT
Six months ended April 30,
  2008:

Shares sold                   3,617,574   $  21,571,098
Shares issued to
  shareholders in
  reinvestment of
  dividends                   2,572,021      15,444,283
Shares redeemed             (17,017,611)   (102,586,728)
                            ---------------------------
Net decrease in shares
  outstanding before
  conversion                (10,828,016)    (65,571,347)
Shares reacquired upon
  conversion into Class A
  (See Note 1)               (6,773,213)    (40,476,246)
Shares reacquired upon
  conversion into Investor
  Class (See Note 1)           (293,935)     (1,707,763)
                            ---------------------------
Net decrease                (17,895,164)  $(107,755,356)
                            ===========================

Year ended October 31,
  2007:

Shares sold                   8,400,322   $  53,824,167
Shares issued to
  shareholders in
  reinvestment of
  dividends                   5,964,250      38,174,939
Shares redeemed             (34,820,997)   (223,014,325)
                            ---------------------------
Net decrease in shares
  outstanding before
  conversion                (20,456,425)   (131,015,219)
Shares reacquired upon
  conversion into Class A
  (See Note 1)              (20,300,177)   (130,264,283)
                            ---------------------------
Net decrease                (40,756,602)  $(261,279,502)
                            ===========================




 CLASS C                         SHARES          AMOUNT
Six months ended April 30,
  2008:

Shares sold                   6,456,242   $  38,642,467
Shares issued to
  shareholders in
  reinvestment of
  dividends                   1,237,746       7,427,118
Shares redeemed             (11,161,959)    (67,451,656)
                            ---------------------------
Net decrease                 (3,467,971)  $ (21,382,071)
                            ===========================

Year ended October 31,
  2007:

Shares sold                  16,916,900   $ 108,719,617
Shares issued to
  shareholders in
  reinvestment of
  dividends                   2,477,332      15,848,601
Shares redeemed             (19,460,584)   (124,344,149)
                            ---------------------------
Net increase (decrease)         (66,352)  $     224,069
                            ===========================




 CLASS I                         SHARES         AMOUNT
Six months ended April 30,
  2008:

Shares sold                  22,088,283   $133,458,418
Shares issued to
  shareholders in
  reinvestment of
  dividends                   2,287,023     13,787,347
Shares redeemed             (16,432,717)   (99,167,243)
                            --------------------------
Net increase                  7,942,589   $ 48,078,522
                            ==========================

Year ended October 31,
  2007:

Shares sold                  58,245,898   $376,385,815
Shares issued to
  shareholders in
  reinvestment of
  dividends                   2,404,837     15,373,686
Shares redeemed              (9,878,201)   (63,561,839)
                            --------------------------
Net increase                 50,772,534   $328,197,662
                            ==========================




 CLASS R2                        SHARES    AMOUNT
Period ended April 30, 2008**:

Shares sold                       4,174   $25,000
                                 ----------------
Net increase                      4,174   $25,000
                                 ================





**   Class R2 was seeded April 30, 2008.
     Investment operations did not commence
     until May 1, 2008.


NOTE 11--OTHER MATTERS:

In 2004 the Securities and Exchange Commission ("SEC") raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to that fund's shareholders. Discussions are in progress with the SEC staff concerning a resolution of this matter.



32    MainStay High Yield Corporate Bond Fund

NOTE 12--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2008, the Fund does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.


                                                   mainstayinvestments.com    33

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or (ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).





34    MainStay High Yield Corporate Bond Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY LARGE CAP OPPORTUNITY FUND(2)
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP OPPORTUNITY FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND(2)
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A013118              (RECYCLE LOGO)         MS156-08         MSHY10-06/08
                                                                          08

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 TOTAL RETURN FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2008

MESSAGE FROM

THE PRESIDENT


Stock and bond investors alike faced a series of challenges during the six months ended April 30, 2008. Lower real estate prices, slowing construction activity and weak consumer spending all took a toll on the U.S. economy. Growth in real gross national product declined dramatically in the fourth quarter of 2007 and, according to preliminary estimates, recovered only slightly in the first quarter of 2008.

Many financial institutions faced substantial write-downs on subprime mortgages and other lower-quality loans. As banks began to tighten their lending requirements, homeowners and businesses found it more difficult to raise needed capital. Recognizing the need for additional liquidity, the Federal Open Market Committee lowered the federal funds target rate and announced various programs to provide additional liquidity for financial institutions.

As the subprime mortgage crisis escalated, bond investors moved away from higher-risk debt securities toward the relative safety of U.S. Treasury issues. Caution also gripped the equity market as many investors shifted assets into sectors that tend to remain stable in periods of economic weakness.

Bonds generally fared much better than stocks during the six months ended April 30, 2008. All major U.S. stock market indexes declined over the same period, but small-capitalization stocks suffered the most. Among mid-cap and large-cap stocks, growth-oriented issues outperformed value-oriented ones. The market, which steadily declined until early March, closed the period with a modest upturn.

What is the best way to weather difficult markets? At MainStay, we believe that the consistent application of time-tested investment principles makes sense for investors with a long-term time horizon. All of our portfolio managers are aware of the forces that affected the markets during the six-month reporting period. Some may have significantly altered Fund positions to accommodate shifting market dynamics. Others may have simply stayed the course, with only minor portfolio adjustments. By paying close attention to the investment objectives and strategies of the respective Funds they manage, our portfolio managers seek to optimize performance over the long term.

The report that follows provides further details about the market forces and management decisions that affected your investment in MainStay Funds from November 1, 2007, through April 30, 2008. We hope that as you review these short-term results, you will maintain the long-term perspective that sound investing calls for in a shifting economic and market environment.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY INVESTMENTS LOGO)


                 MAINSTAY

                 TOTAL RETURN FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2008

TABLE OF CONTENTS



SEMIANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                   10
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   12
---------------------------------------------

FINANCIAL STATEMENTS                       27
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              32
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        41
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       41

INVESTMENT AND PERFORMANCE COMPARISON*


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(1)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------


AVERAGE ANNUAL               SIX      ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS    YEARS
------------------------------------------------------------
With sales charges         -11.24%   -6.84%    6.51%    2.90%
Excluding sales charges     -6.07    -1.42     7.72     3.48




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                     MAINSTAY TOTAL                     TOTAL RETURN                 LEHMAN BROTHERS
                        RETURN -       RUSSELL 1000    CORE COMPOSITE     S&P 500     AGGREGATE BOND
                         CLASS B           INDEX            INDEX          INDEX          INDEX
                     --------------    ------------    --------------     -------    ---------------
4/30/98                  9450.00         10000.00         10000.00       10000.00        10000.00
                        11179.00         12031.00         11520.00       12182.00        10627.00
                        12876.00         13528.00         12455.00       13416.00        10761.00
                        11179.00         11680.00         12013.00       11676.00        12094.00
                        10057.00         10281.00         11519.00       10201.00        13042.00
                         9174.00          8897.00         11064.00        8844.00        14407.00
                        10413.00         11023.00         12693.00       10867.00        14669.00
                        10808.00         11817.00         13522.00       11556.00        15440.00
                        12327.00         13792.00         14889.00       13337.00        15550.00
                        13496.00         15882.00         16682.00       15370.00        16695.00
4/30/08                 13305.00         15149.00         16689.00       14651.00        17841.00






CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------


AVERAGE ANNUAL               SIX      ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS    YEARS
------------------------------------------------------------
With sales charges         -11.24%   -6.84%    6.51%    2.90%
Excluding sales charges     -6.07    -1.42     7.72     3.48




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                         MAINSTAY TOTAL                     TOTAL RETURN                 LEHMAN BROTHERS
                            RETURN -       RUSSELL 1000    CORE COMPOSITE     S&P 500     AGGREGATE BOND
                             CLASS A           INDEX            INDEX          INDEX          INDEX
                         --------------    ------------    --------------     -------    ---------------
4/30/98                     23625.00         25000.00         25000.00       25000.00        25000.00
                            27948.00         30077.00         28801.00       30456.00        26569.00
                            32191.00         33821.00         31138.00       33540.00        26903.00
                            27948.00         29200.00         30033.00       29189.00        30235.00
                            25142.00         25702.00         28798.00       25504.00        32605.00
                            22935.00         22242.00         27661.00       22110.00        36017.00
                            26032.00         27559.00         31733.00       27168.00        36674.00
                            27019.00         29543.00         33806.00       28890.00        38601.00
                            30817.00         34479.00         37223.00       33344.00        38875.00
                            33741.00         39705.00         41706.00       38424.00        41736.00
4/30/08                     33262.00         37871.00         41723.00       36627.00        44602.00






CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------


AVERAGE ANNUAL               SIX      ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS    YEARS
------------------------------------------------------------
With sales charges         -10.58%   -6.45%    6.62%    2.72%
Excluding sales charges     -6.46    -2.17     6.93     2.72




                                                            (With sales charges)
(PERFORMANCE GRAPH)

              MAINSTAY TOTAL                     TOTAL RETURN                 LEHMAN BROTHERS
                 RETURN -       RUSSELL 1000    CORE COMPOSITE     S&P 500     AGGREGATE BOND
                  CLASS B           INDEX            INDEX          INDEX          INDEX
              --------------    ------------    --------------     -------    ---------------
4/30/98          10000.00         10000.00         10000.00       10000.00        10000.00
                 11739.00         12031.00         11520.00       12182.00        10627.00
                 13428.00         13528.00         12455.00       13416.00        10761.00
                 11579.00         11680.00         12013.00       11676.00        12094.00
                 10337.00         10281.00         11519.00       10201.00        13042.00
                  9356.00          8897.00         11064.00        8844.00        14407.00
                 10544.00         11023.00         12693.00       10867.00        14669.00
                 10868.00         11817.00         13522.00       11556.00        15440.00
                 12307.00         13792.00         14889.00       13337.00        15550.00
                 13370.00         15882.00         16682.00       15370.00        16695.00
4/30/08          13081.00         15149.00         16689.00       14651.00        17841.00





* Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund- share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00%, if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors and individual investors with a minimum initial investment of $5 million.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES(2)--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------


AVERAGE ANNUAL               SIX      ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS    YEARS
------------------------------------------------------------
With sales charges          -7.25%   -3.03%    6.91%    2.71%
Excluding sales charges     -6.43    -2.17     6.91     2.71




                                                            (With sales charges)
(PERFORMANCE GRAPH)

              MAINSTAY TOTAL                     TOTAL RETURN                 LEHMAN BROTHERS
                 RETURN -       RUSSELL 1000    CORE COMPOSITE     S&P 500     AGGREGATE BOND
                  CLASS C           INDEX            INDEX          INDEX          INDEX
              --------------    ------------    --------------     -------    ---------------
4/30/98          10000.00         10000.00         10000.00       10000.00        10000.00
                 11739.00         12031.00         11520.00       12182.00        10627.00
                 13428.00         13528.00         12455.00       13416.00        10761.00
                 11579.00         11680.00         12013.00       11676.00        12094.00
                 10337.00         10281.00         11519.00       10201.00        13042.00
                  9356.00          8897.00         11064.00        8844.00        14407.00
                 10544.00         11023.00         12693.00       10867.00        14669.00
                 10868.00         11817.00         13522.00       11556.00        15440.00
                 12294.00         13792.00         14889.00       13337.00        15550.00
                 13358.00         15882.00         16682.00       15370.00        16695.00
4/30/08          13068.00         15149.00         16689.00       14651.00        17841.00





CLASS I SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------


AVERAGE ANNUAL      SIX      ONE      FIVE     TEN
TOTAL RETURNS     MONTHS     YEAR    YEARS    YEARS
---------------------------------------------------
                   -5.90%   -1.02%    8.26%    3.88%




(PERFORMANCE GRAPH)

              MAINSTAY TOTAL                     TOTAL RETURN                 LEHMAN BROTHERS
                 RETURN -       RUSSELL 1000    CORE COMPOSITE     S&P 500     AGGREGATE BOND
                  CLASS I           INDEX            INDEX          INDEX          INDEX
              --------------    ------------    --------------     -------    ---------------
4/30/98          10000.00         10000.00         10000.00       10000.00        10000.00
                 11857.00         12031.00         11520.00       12182.00        10627.00
                 13703.00         13528.00         12455.00       13416.00        10761.00
                 11929.00         11680.00         12013.00       11676.00        12094.00
                 10757.00         10281.00         11519.00       10201.00        13042.00
                  9840.00          8897.00         11064.00        8844.00        14407.00
                 11196.00         11023.00         12693.00       10867.00        14669.00
                 11671.00         11817.00         13522.00       11556.00        15440.00
                 13448.00         13792.00         14889.00       13337.00        15550.00
                 14783.00         15882.00         16682.00       15370.00        16695.00
4/30/08          14633.00         15149.00         16689.00       14651.00        17841.00





   Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
1. Performance figures for Investor Class shares, first offered on February 28, 2008, include the performance of Class A shares from January 1, 1998, through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for the Investor Class shares might have been lower.
2. Performance figures of Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from January 1, 1998, through August 31, 1998.
3. Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class B shares, from January 1, 1998, through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for the Class I shares might have been lower.
THE DISCLOSURE ON THE PRECEDING PAGE AND THE FOOTNOTES ON THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Total Return Fund

 BENCHMARK PERFORMANCE                                           SIX      ONE      FIVE     TEN
                                                               MONTHS     YEAR    YEARS    YEARS
------------------------------------------------------------------------------------------------------
Russell 1000(R) Index(4)                                        -9.54%   -4.62%   11.23%    4.24%
S&P 500(R) Index(5)                                             -9.64    -4.68    10.62     3.89
Total Return Core Composite Index(6)                            -4.16     0.04     8.57     5.26
Lehman Brothers(R) Aggregate Bond Index(7)                       4.08     6.87     4.37     5.96
Average Lipper mixed-asset target allocation growth fund(8)     -6.80    -1.63     9.18     4.51



4. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index. The Russell 1000(R) Index is considered to be the Fund's broad-based securities market index for comparison purposes.
5. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6. The Fund's Total Return Core Composite Index consists of the Russell 1000(R) Index and the Lehman Brothers(R) Aggregate Bond Index weighted 60%/40%, respectively. Results assume that all income and capital gains are reinvested in the index or indices that produce them. An investment cannot be made directly in an index.
7. The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Lehman Brothers(R) Indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-coupon, a remaining maturity of at least one year and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
8. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    7

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY TOTAL RETURN FUND
--------------------------------------------------------------------------------
THE EXAMPLE BELOW IS INTENDED TO DESCRIBE THE FEES AND EXPENSES BORNE BY SHAREHOLDERS DURING THE SIX-MONTH PERIOD FROM NOVEMBER 1, 2007, TO APRIL 30, 2008, AND THE IMPACT OF THOSE COSTS ON YOUR INVESTMENT.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2007, to April 30, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended April 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                             ENDING ACCOUNT
                                             ENDING ACCOUNT                   VALUE (BASED
                                              VALUE (BASED                   ON HYPOTHETICAL
                                BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                 ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                  VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/07(3)        4/30/08       PERIOD(1)         4/30/08        PERIOD(1)

INVESTOR CLASS SHARES(2)        $1,000.00       $1,008.20        $2.19          $1,006.28         $ 2.19
---------------------------------------------------------------------------------------------------------

CLASS A SHARES                  $1,000.00       $  939.30        $5.74          $1,018.95         $ 5.97
---------------------------------------------------------------------------------------------------------

CLASS B SHARES                  $1,000.00       $  935.40        $9.38          $1,015.17         $ 9.77
---------------------------------------------------------------------------------------------------------

CLASS C SHARES                  $1,000.00       $  935.70        $9.43          $1,015.12         $ 9.82
---------------------------------------------------------------------------------------------------------

CLASS I SHARES                  $1,000.00       $  941.00        $3.81          $1,020.93         $3.97
---------------------------------------------------------------------------------------------------------



1. Expenses are equal to the Fund's annualized expense ratio of each class (1.29% for Investor Class, 1.19% for Class A, 1.95% for Class B, 1.96% for Class C and 0.79% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 days for Classes A, B, C and I (to reflect the one-half year period) and 62 days for Investor Class (to reflect the since-inception period).
2. Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2008. Had these shares been offered for the full six-month period ended April 30, 2008, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $6.47 and the ending account value would have been $1,018.45.
3. Investor Class shares commenced operations on February 28, 2008.



8    MainStay Total Return Fund

PORTFOLIO COMPOSITION AS OF APRIL 30, 2008

(PORTFOLIO COMPOSITION PIE CHART)

Common Stock                                    63.0
U.S. Government & Federal Agencies              22.0
Short-Term Investment (collateral from
  securities lending is 10.2%)                  10.2
Corporate Bonds                                  6.8
Foreign Bonds                                    2.1
Asset-Backed Securities                          1.9
Mortgage-Backed Securities                       1.1
Municipal Bonds                                  0.2
Loan Assignments & Participations                0.2
Warrants                                         0.2
Exchange Traded Funds                            0.1
Convertible Bonds                                0.1
Convertible Preferred Stocks                     0.1
Yankee Bonds                                    0.0*
Preferred Stock                                 0.0*
Written Call Option                             (0.0)*
Written Put Option                              (0.0)*
Liabilities in Excess of Cash and Other
  Assets                                        (8.0)





*  Less than one-tenth of a percent.

See Portfolio of Investments on page 12 for specific holdings within these categories.

TOP TEN HOLDINGS OR ISSUERS AS OF APRIL 30, 2008 (EXCLUDING SHORT-TERM INVESTMENTS)



    1.  Federal National Mortgage Association
        (Mortgage Pass-Through Securities),
        4.50%-6.50%, due 4/1/18-7/1/38
    2.  United States Treasury Notes,
        3.50%-4.875%, due 7/31/11-2/15/18
    3.  Federal Home Loan Mortgage Corporation
        (Mortgage Pass-Through Securities),
        3.00%-6.00%, due 8/1/10-9/1/36
    4.  Federal National Mortgage Association,
        4.625%-6.25%, due 2/1/11-1/2/14
    5.  Prudential Financial, Inc.
    6.  United States Treasury Bonds,
        4.375%-7.50%, due 11/15/16-2/15/38
    7.  Goldman Sachs Group, Inc. (The)
    8.  Thermo Fisher Scientific, Inc.
    9.  Genworth Financial, Inc., Class A
   10.  TJX Cos., Inc.






                                                    mainstayinvestments.com    9

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS EDMUND C. SPELMAN, RICHARD A. ROSEN, CFA, AND GARY GOODENOUGH OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY TOTAL RETURN FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2008?

Excluding all sales charges, MainStay Total Return Fund returned -6.07% for Investor Class shares,(1) -6.07% for Class A shares, -6.46% for Class B shares and -6.43% for Class C shares for the six months ended April 30, 2008. Over the same period, the Fund's Class I shares returned -5.90%. All share classes outperformed the -6.80% return of the average Lipper(2) mixed-asset target allocation growth fund for the six-month reporting period. All share classes outperformed the -9.54% return of the Russell 1000(R) Index(3) for the six months ended April 30, 2008. The Russell 1000(R) Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

DURING THE REPORTING PERIOD, WHICH SECTORS IN THE EQUITY PORTION OF THE FUND WERE THE STRONGEST PERFORMERS AND WHICH SECTORS WERE PARTICULARLY WEAK?

The consumer discretionary and utilities sectors made the greatest positive contributions to the Fund's performance relative to the Russell 1000(R) Index during the reporting period, primarily as a result of good stock selection. An underweight equity position in the utilities sector also helped. The equity sectors that detracted the most from the Fund's performance relative to the Index, were energy, consumer staples and health care.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH STOCKS DETRACTED?

Top-contributing stocks during the reporting period included retailers Wal-Mart Stores and TJX and information technology giant International Business Machines
(IBM). Major detractors included semiconductor company NVIDIA and health care companies Humana and Schering-Plough.

NVIDIA suffered from concerns that soft consumer spending could have a negative impact on the company's pricing. Slowing enrollment growth and rising costs forced Humana to lower earnings estimates. Schering-Plough's share price fell dramatically after a major study showed that one of the company's leading cardiac drugs, Zetia, provided no statistically significant advantage relative to other cardiovascular drugs. Both Humana and Schering-Plough were sold during the reporting period.

DID THE FUND MAKE ANY SIGNIFICANT EQUITY PURCHASES OR SALES DURING THE REPORTING PERIOD?

The Fund initiated positions in Altria Group and Transocean during the reporting period. We found Altria Group attractively valued, especially since tobacco stocks have tended to do well in periods of economic weakness. We also felt that the pending spin-off of Phillip-Morris International had the potential to unlock unrealized value. We liked offshore oil-drilling contractor Transocean because rising oil prices have stimulated increased exploration and production activity around the globe.


Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or that they may even go down in value. The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, market conditions and maturities. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The principal risk of mortgage dollar rolls is that the security the Fund receives at the end of the transaction may be worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule if interest rates fall, thereby reducing the value of the Fund's investments. If interest rates rise, less of the debt may be prepaid and the Fund may lose money. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains.

1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See footnote on page 7 for more information on Lipper Inc.
3. See footnote on page 7 for more information on the Russell 1000(R) Index.


10    MainStay Total Return Fund

We eliminated the Fund's position in Sprint Nextel, as the telecommunications company continued to lose contract subscribers. We also sold the Fund's position in multiline retailer J.C. Penney on concerns that emerging weakness in consumer spending would have a negative impact on the company's earnings outlook.

HOW WAS THE EQUITY PORTION OF THE FUND POSITIONED DURING THE REPORTING PERIOD?

During the reporting period, the Fund held overweight positions relative to the Russell 1000(R) Index in consumer discretionary, materials, information technology and health care. The equity portion of the Fund was underweight relative to the Russell 1000(R) Index in utilities, industrials and financials. The Fund's weightings in telecommunication services and energy were similar to those of the Index.

HOW DID YOU POSITION THE BOND PORTION OF THE FUND DURING THE REPORTING PERIOD?

As credit channels became impaired and capital constraints forced many traditional large-scale buyers to the sidelines, we recognized that spreads(4) were likely to widen for securities that traditionally provide higher yields than U.S. Treasurys. Accordingly, we became increasingly cautious on spread (or nonTreasury) products and established a more defensive posture by increasing the Fund's allocation to U.S. Treasurys. By the end of the reporting period, the Fund was underweight relative to the Lehman Brothers(R) Aggregate Bond Index(5) in agency debentures, investment-grade corporate bonds, residential mortgage-backed securities and commercial mortgage-backed securities. We also positioned the Fund for a steeper yield curve by rotating proceeds into the five-year maturity segment of the yield curve. These "safe haven" trades were rewarded as the reporting period unfolded.

DID THE FUND'S BOND SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

We emphasized corporate bonds of companies that had healthy credit fundamentals and operated in industries that were less dependent on cyclical trends. We felt that these industries, such as pipelines, might weather economic downturns comparatively well.

In securitized product, we favored exposure to residential mortgages over commercial mortgages. Residential mortgage-backed securities typically offer better liquidity and lower spread volatility, which are coveted attributes in times of market stress. We increased the Fund's investment in higher-coupon residential mortgage-backed securities to position the Fund for a sustained housing slowdown. These bonds tend to benefit from falling mortgage prepayment rates because the securities earn more coupon income when their principal balance is not declining rapidly.

The Fund avoided much of the financial engineering that embroiled the markets during the reporting period. The Fund held no positions in collateralized debt obligations, structured investment vehicles or asset-backed commercial paper.

Toward the end of the reporting period, we began to selectively allocate Fund proceeds to sectors, such as money center banks, where we believed improvements in general market tone and financing conditions would likely be felt first. Market dislocations attracted us to sectors where values have formerly been less than compelling. In the auction-rate securities market, for example, a lack of sponsorship from traditional buyers caused gridlock and pushed yields to highly attractive levels during the reporting period.



4. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
5. See page 7 for more information on the Lehman Brothers(R) Aggregate Bond Index. This Index is the fixed-income component of the Fund's Total Return Composite Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    11

PORTFOLIO OF INVESTMENTS+++ APRIL 30, 2008 UNAUDITED



                                      PRINCIPAL
                                         AMOUNT           VALUE
LONG-TERM BONDS (34.4%)+
ASSET-BACKED SECURITIES (1.9%)
---------------------------------------------------------------

AUTOMOBILE (0.1%)
Superior Wholesale Inventory
  Financing Trust
  Series 2007-AE1, Class A
  2.918%, due 1/15/12 (a)           $   340,000   $     320,645
                                                  -------------


CONSUMER FINANCE (0.4%)
Harley-Davidson Motorcycle
  Trust
  Series 2004-1, Class A2
  2.53%, due 11/15/11                 1,002,941         998,865
  Series 2007-1, Class A3
  5.22%, due 3/15/12                  1,225,000       1,240,247
                                                  -------------
                                                      2,239,112
                                                  -------------

CONSUMER LOANS (0.3%)
Atlantic City Electric
  Transition Funding LLC
  Series 2002-1, Class A4
  5.55%, due 10/20/23                 1,600,000       1,557,376
                                                  -------------


CREDIT CARDS (0.4%)
Chase Issuance Trust
  Series 2006-C4, Class C4
  3.006%, due 1/15/14 (a)             1,315,000       1,097,852
Citibank Credit Card
  Issuance Trust
  Series 2006-C4, Class C4
  2.961%, due 1/9/12 (a)              1,400,000       1,287,381
                                                  -------------
                                                      2,385,233
                                                  -------------

DIVERSIFIED FINANCIAL SERVICES (0.5%)
Bank of America Credit Card
  Trust
  Series 2006-C4, Class C4
  3.048%, due 11/15/11 (a)              745,000         698,675
Dominos Pizza Master Issuer
  LLC
  Series 2007-1, Class A2
  5.261%, due 4/25/37 (b)               880,000         752,624
Dunkin Securitization
  Series 2006-1, Class A2
  5.779%, due 6/20/31 (b)               630,000         566,975
Murcie Lago International,
  Ltd.
  Series 2006-1X, Class A
  2.884%, due 3/27/11 (a)               700,000         666,071
USXL Funding LLC
  Series 2006-1A, Class A
  5.379%, due 4/15/14 (b)(c)            346,741         318,144
                                                  -------------
                                                      3,002,489
                                                  -------------

HOME EQUITY (0.2%)
Citicorp Residential Mortgage Securities, Inc.
  Series 2006-3, Class A3
  5.61%, due 11/25/36 (d)               495,000         465,337
  Series 2006-1, Class A3
  5.706%, due 7/25/36 (d)               855,000         818,344
                                                  -------------
                                                      1,283,681
                                                  -------------
Total Asset-Backed
  Securities
  (Cost $11,531,948)                                 10,788,536
                                                  -------------



CONVERTIBLE BONDS (0.1%)
---------------------------------------------------------------

INSURANCE (0.0%)++
Conseco, Inc.
  3.50%, due 9/30/35
  (zero coupon), beginning
  9/30/10                                20,000          16,950
                                                  -------------


OIL & GAS (0.1%)
Transocean, Inc.
  Series A
  1.625%, due 12/15/37                  640,000         724,000
                                                  -------------

Total Convertible Bonds
  (Cost $660,200)                                       740,950
                                                  -------------



CORPORATE BONDS (6.8%)
---------------------------------------------------------------

ADVERTISING (0.0%)++
Lamar Media Corp.
  6.625%, due 8/15/15                   120,000         113,100
                                                  -------------


AEROSPACE & DEFENSE (0.0%)++
United Technologies Corp.
  5.40%, due 5/1/35                     250,000         230,694
                                                  -------------


AGRICULTURE (0.1%)
Cargill, Inc.
  4.375%, due 6/1/13 (b)                200,000         191,862
Reynolds American, Inc.
  7.625%, due 6/1/16                     37,000          39,197
                                                  -------------
                                                        231,059
                                                  -------------

AIRLINES (0.0%)++
Delta Air Lines, Inc.
  (Escrow Shares)
  8.00%, due 6/3/23                      40,000             900
  10.375%, due 12/15/22                 100,000           1,500
Northwest Airlines, Inc.
  (Escrow Shares)
  7.625%, due 11/15/23                   42,700           1,068


 +  Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of April 30, 2008, excluding short-term investments. May be subject to change daily.


12    MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                      PRINCIPAL
                                         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
AIRLINES (CONTINUED)
Northwest Airlines, Inc. (Escrow Shares) (continued)
  8.875%, due 6/1/08                $    30,000   $         225
  10.00%, due 2/1/09                     17,300             130
                                                  -------------
                                                          3,823
                                                  -------------


APPAREL (0.0%)++
Quiksilver, Inc.
  6.875%, due 4/15/15                    75,000          62,250
                                                  -------------


AUTO MANUFACTURERS (0.1%)
DaimlerChrysler N.A. Holding
  Corp.
  5.75%, due 5/18/09                    690,000         695,918
                                                  -------------


AUTO PARTS & EQUIPMENT (0.1%)
FleetPride Corp.
  11.50%, due 10/1/14 (b)               140,000         133,000
Goodyear Tire & Rubber Co.
  (The)
  8.625%, due 12/1/11                    68,000          73,100
Lear Corp.
  Series B
  8.50%, due 12/1/13                     65,000          62,075
  8.75%, due 12/1/16                     55,000          51,700
Tenneco Automotive, Inc.
  8.625%, due 11/15/14                   80,000          81,400
                                                  -------------
                                                        401,275
                                                  -------------

BANKS (0.5%)
Bank of America Corp.
  5.65%, due 5/1/18                     395,000         395,292
  5.75%, due 12/1/17                  1,580,000       1,609,925
USB Capital IX
  6.189%, due 10/15/49 (a)              200,000         152,000
Wells Fargo & Co.
  5.25%, due 10/23/12                   545,000         556,286
                                                  -------------
                                                      2,713,503
                                                  -------------

BEVERAGES (0.0%)++
Constellation Brands, Inc.
  7.25%, due 5/15/17                     95,000          95,713
                                                  -------------


BUILDING MATERIALS (0.2%)
USG Corp.
  6.30%, due 11/15/16                 1,105,000         911,625
                                                  -------------


CHEMICALS (0.1%)
Equistar Chemicals, L.P.
  7.55%, due 2/15/26                     90,000          58,050
MacDermid, Inc.
  9.50%, due 4/15/17 (b)                 70,000          66,850
Millennium America, Inc.
  7.625%, due 11/15/26                  110,000          70,675
Mosaic Global Holdings, Inc.
  7.625%, due 12/1/14 (b)                80,000          86,000
  7.875%, due 12/1/16 (b)                95,000         104,025
Phibro Animal Health Corp.
  10.00%, due 8/1/13 (b)                 80,000          79,200
Tronox Worldwide LLC/Tronox
  Finance Corp.
  9.50%, due 12/1/12                    100,000          86,000
                                                  -------------
                                                        550,800
                                                  -------------

COAL (0.0%)++
Peabody Energy Corp.
  7.375%, due 11/1/16                    70,000          73,500
  7.875%, due 11/1/26                   120,000         124,500
                                                  -------------
                                                        198,000
                                                  -------------

COMMERCIAL SERVICES (0.1%)
Cardtronics, Inc.
  9.25%, due 8/15/13                    120,000         114,150
  9.25%, due 8/15/13 (b)                 50,000          47,563
Service Corp. International
  7.375%, due 10/1/14                    55,000          56,650
  7.625%, due 10/1/18                    55,000          57,544
                                                  -------------
                                                        275,907
                                                  -------------

COMPUTERS (0.0%)++
SunGard Data Systems, Inc.
  3.75%, due 1/15/09                     55,000          53,900
                                                  -------------


DIVERSIFIED FINANCIAL SERVICES (1.2%)
American General Finance
  Corp.
  6.90%, due 12/15/17                   240,000         237,347
American Real Estate
  Partners, L.P./
  American Real Estate
  Finance Corp.
  7.125%, due 2/15/13                   250,000         233,125
  8.125%, due 6/1/12                    305,000         298,138
AmeriCredit Corp.
  8.50%, due 7/1/15                      95,000          73,625
Bear Stearns Cos., Inc.
  (The)
  2.875%, due 7/2/08                  1,100,000       1,096,119
Citigroup, Inc.
  5.00%, due 9/15/14                  1,765,000       1,682,158
Ford Motor Credit Co. LLC
  7.375%, due 10/28/09                   70,000          67,384
  7.875%, due 6/15/10                     3,000           2,856
General Electric Capital
  Corp.
  5.625%, due 5/1/18                    915,000         924,355


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

                                      PRINCIPAL
                                         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
General Motors Acceptance
  Corp. LLC
  5.625%, due 5/15/09               $   330,000   $     310,277
  5.85%, due 1/14/09                    435,000         425,237
  8.00%, due 11/1/31                    344,000         260,265
Hawker Beechcraft
  Acquisition Co. LLC/
  Hawker Beechcraft Co.
  8.50%, due 4/1/15                      65,000          68,575
  9.75%, due 4/1/17                      25,000          26,375
HSBC Finance Corp.
  4.75%, due 4/15/10                    760,000         766,607
LaBranche & Co., Inc.
  11.00%, due 5/15/12                    30,000          30,600
NSG Holdings LLC/NSG
  Holdings, Inc.
  7.75%, due 12/15/25 (b)                55,000          53,625
OMX Timber Finance
  Investments LLC
  Series 1
  5.42%, due 1/29/20 (b)(c)             350,000         327,751
Rainbow National Services
  LLC
  8.75%, due 9/1/12 (b)                  75,000          77,156
Regency Energy
  Partners/Regency Energy
  Finance Corp.
  8.375%, due 12/15/13                   81,000          84,443
                                                  -------------
                                                      7,046,018
                                                  -------------

ELECTRIC (0.5%)
AES Eastern Energy, L.P.
  Series 1999-A
  9.00%, due 1/2/17                     114,012         117,975
Consumers Energy Co.
  Series F
  4.00%, due 5/15/10                  1,260,000       1,252,141
NRG Energy, Inc.
  7.25%, due 2/1/14                      15,000          15,413
  7.375%, due 2/1/16                     30,000          30,900
PPL Energy Supply LLC
  6.50%, due 5/1/18                     990,000         992,799
Reliant Energy Mid-Atlantic
  Power Holdings LLC
  Series C
  9.681%, due 7/2/26                     90,000         100,800
Reliant Energy, Inc.
  7.625%, due 6/15/14                    25,000          26,000
  7.875%, due 6/15/17                   215,000         224,138
                                                  -------------
                                                      2,760,166
                                                  -------------

ELECTRICAL COMPONENTS & EQUIPMENT (0.0%)++
Belden, Inc.
  7.00%, due 3/15/17                     90,000          89,213
                                                  -------------


ENERGY--ALTERNATE SOURCES (0.0%)++
VeraSun Energy Corp.
  9.375%, due 6/1/17 (b)                 59,000          38,940
                                                  -------------


ENTERTAINMENT (0.2%)
Gaylord Entertainment Co.
  6.75%, due 11/15/14                    85,000          75,438
  8.00%, due 11/15/13                   120,000         113,700
Jacobs Entertainment, Inc.
  9.75%, due 6/15/14                     70,000          54,950
Mohegan Tribal Gaming
  Authority
  6.375%, due 7/15/09                    60,000          59,700
  7.125%, due 8/15/14 (e)                50,000          42,875
  8.00%, due 4/1/12                      65,000          60,775
Penn National Gaming, Inc.
  6.75%, due 3/1/15                     180,000         166,500
Speedway Motorsports, Inc.
  6.75%, due 6/1/13                     175,000         171,063
Vail Resorts, Inc.
  6.75%, due 2/15/14                    180,000         176,400
                                                  -------------
                                                        921,401
                                                  -------------

ENVIRONMENTAL CONTROL (0.0%)++
Geo Sub Corp.
  11.00%, due 5/15/12                    60,000          58,200
                                                  -------------


FOOD (0.2%)
Corn Products International,
  Inc.
  6.00%, due 4/15/17                    800,000         838,871
Stater Brothers Holdings
  7.75%, due 4/15/15                    105,000         105,263
                                                  -------------
                                                        944,134
                                                  -------------

FOREST PRODUCTS & PAPER (0.1%)
Bowater, Inc.
  9.375%, due 12/15/21                  250,000         140,000
Georgia-Pacific Corp.
  7.00%, due 1/15/15 (b)                150,000         148,500
  7.125%, due 1/15/17 (b)               305,000         301,950
  7.75%, due 11/15/29                     5,000           4,600
  8.00%, due 1/15/24                     20,000          19,050
  8.875%, due 5/15/31                    30,000          29,250
                                                  -------------
                                                        643,350
                                                  -------------

HAND & MACHINE TOOLS (0.0%)++
Baldor Electric Co.
  8.625%, due 2/15/17                    90,000          91,800
                                                  -------------


HEALTH CARE-PRODUCTS (0.1%)
Catalent Pharma Solutions,
  Inc.
  9.50%, due 4/15/15                    145,000         126,150



14    MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                      PRINCIPAL
                                         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
HEALTH CARE-PRODUCTS (CONTINUED)
Cooper Cos., Inc. (The)
  7.125%, due 2/15/15               $    70,000   $      66,850
Invacare Corp.
  9.75%, due 2/15/15                    110,000         110,275
Universal Hospital Services,
  Inc.
  8.288%, due 6/1/15 (a)                 40,000          37,800
  8.50%, due 6/1/15 (f)                  40,000          40,800
VWR Funding, Inc.
  Series B
  10.25%, due 7/15/15 (f)               155,000         149,188
                                                  -------------
                                                        531,063
                                                  -------------

HEALTH CARE-SERVICES (0.1%)
Alliance Imaging, Inc.
  7.25%, due 12/15/12                    40,000          38,700
Community Health Systems,
  Inc.
  8.875%, due 7/15/15                   215,000         223,600
HCA, Inc.
  8.75%, due 9/1/10                     135,000         138,713
Psychiatric Solutions, Inc.
  7.75%, due 7/15/15                     90,000          92,025
                                                  -------------
                                                        493,038
                                                  -------------

HOLDING COMPANIES--DIVERSIFIED (0.0%)++
Susser Holdings LLC
  10.625%, due 12/15/13                  65,000          66,625
                                                  -------------


HOUSEHOLD PRODUCTS & WARES (0.0%)++
Jarden Corp.
  7.50%, due 5/1/17                      75,000          69,000
Libbey Glass, Inc.
  11.913%, due 6/1/11 (a)                80,000          80,200
                                                  -------------
                                                        149,200
                                                  -------------

INSURANCE (0.2%)
Crum & Forster Holdings
  Corp.
  7.75%, due 5/1/17                     215,000         207,475
Fund American Cos., Inc.
  5.875%, due 5/15/13                   595,000         582,072
HUB International Holdings,
  Inc.
  9.00%, due 12/15/14 (b)               195,000         163,800
USI Holdings Corp.
  6.94%, due 11/15/14 (a)(b)             35,000          27,650
  9.75%, due 5/15/15 (b)                 95,000          75,050
                                                  -------------
                                                      1,056,047
                                                  -------------

LODGING (0.1%)
Boyd Gaming Corp.
  7.125%, due 2/1/16                     55,000          44,413
  7.75%, due 12/15/12                   170,000         158,738
MGM Mirage, Inc.
  7.50%, due 6/1/16                      50,000          45,250
  8.50%, due 9/15/10                    115,000         117,875
MTR Gaming Group, Inc.
  Series B
  9.00%, due 6/1/12                      35,000          27,825
  9.75%, due 4/1/10                     135,000         131,288
Seminole Hard Rock
  Entertainment,
  Inc./Seminole Hard Rock
  International LLC
  5.30%, due 3/15/14 (a)(b)              85,000          71,188
Wynn Las Vegas LLC
  6.625%, due 12/1/14                    70,000          68,250
                                                  -------------
                                                        664,827
                                                  -------------

MACHINERY--CONSTRUCTION & MINING (0.2%)
Caterpillar, Inc.
  6.05%, due 8/15/36                    825,000         832,742
                                                  -------------


MEDIA (0.2%)
Houghton Mifflin Harcourt
  Publishing Co.
  7.20%, due 3/15/11                     75,000          74,719
Idearc, Inc.
  8.00%, due 11/15/16                    81,000          52,650
ION Media Networks, Inc.
  5.963%, due 1/15/12 (a)(b)             30,000          24,263
  8.963%, due 1/15/13 (a)(b)             55,000          33,000
Morris Publishing Group LLC
  7.00%, due 8/1/13                      75,000          46,125
News America Holdings, Inc.
  8.00%, due 10/17/16                   665,000         763,437
Ziff Davis Media, Inc.
  10.911%, due 5/1/12
  (a)(g)(h)                              70,000          23,800
                                                  -------------
                                                      1,017,994
                                                  -------------

METAL FABRICATE & HARDWARE (0.0%)++
Mueller Water Products, Inc.
  7.375%, due 6/1/17                     90,000          78,300
Neenah Foundary Co.
  9.50%, due 1/1/17                     130,000          90,350
                                                  -------------
                                                        168,650
                                                  -------------

MINING (0.1%)
Alcoa, Inc.
  5.90%, due 2/1/27                     700,000         625,570
Freeport-McMoRan Copper &
  Gold, Inc.
  8.25%, due 4/1/15                      55,000          59,744
  8.375%, due 4/1/17                    110,000         121,550
                                                  -------------
                                                        806,864
                                                  -------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

                                      PRINCIPAL
                                         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
MISCELLANEOUS--MANUFACTURING (0.0%)++
Actuant Corp.
  6.875%, due 6/15/17 (b)           $    85,000   $      85,213
RBS Global, Inc./Rexnord
  Corp.
  9.50%, due 8/1/14                     125,000         125,000
                                                  -------------
                                                        210,213
                                                  -------------

OFFICE & BUSINESS EQUIPMENT (0.2%)
Xerox Corp.
  7.625%, due 6/15/13                 1,055,000       1,091,935
                                                  -------------


OIL & GAS (0.3%)
Chaparral Energy, Inc.
  8.50%, due 12/1/15                    130,000         118,300
Chesapeake Energy Corp.
  6.50%, due 8/15/17                    135,000         132,975
  6.875%, due 11/15/20                    5,000           4,975
Forest Oil Corp.
  7.25%, due 6/15/19                    125,000         129,063
Gazprom International S.A.
  7.201%, due 2/1/20 (b)                620,676         636,193
Hilcorp Energy I,
  L.P./Hilcorp Finance Co.
  9.00%, due 6/1/16 (b)                  60,000          62,550
Newfield Exploration Co.
  6.625%, due 4/15/16                   110,000         108,350
Pemex Project Funding Master
  Trust
  6.625%, due 6/15/35                   315,000         328,156
Pride International, Inc.
  7.375%, due 7/15/14                    35,000          36,531
Stone Energy Corp.
  6.75%, due 12/15/14                    80,000          75,000
Whiting Petroleum Corp.
  7.00%, due 2/1/14                     135,000         135,338
  7.25%, due 5/1/13                      55,000          55,138
                                                  -------------
                                                      1,822,569
                                                  -------------

OIL & GAS SERVICES (0.1%)
Allis-Chalmers Energy, Inc.
  8.50%, due 3/1/17                     135,000         125,550
  9.00%, due 1/15/14                     40,000          38,600
Complete Production
  Services, Inc.
  8.00%, due 12/15/16                   170,000         170,425
                                                  -------------
                                                        334,575
                                                  -------------

PHARMACEUTICALS (0.2%)
Medco Health Solutions, Inc.
  7.25%, due 8/15/13                  1,180,000       1,249,985
NBTY, Inc.
  7.125%, due 10/1/15                    70,000          67,200
                                                  -------------
                                                      1,317,185
                                                  -------------

PIPELINES (0.3%)
ANR Pipeline Co.
  9.625%, due 11/1/21                    55,000          71,685
Copano Energy LLC
  8.125%, due 3/1/16                     70,000          72,800
El Paso Natural Gas Co.
  7.50%, due 11/15/26                    95,000          99,070
MarkWest Energy Partners,
  L.P./MarkWest Energy
  Finance Corp.
  Series B
  6.875%, due 11/1/14                   125,000         120,625
  8.50%, due 7/15/16                     15,000          15,525
Nustar Logistics
  7.65%, due 4/15/18                    700,000         706,679
Pacific Energy Partners,
  L.P./Pacific Energy
  Finance Corp.
  7.125%, due 6/15/14                    70,000          71,604
Plains All American
  Pipeline, L.P./PAA Finance
  Corp.
  7.75%, due 10/15/12                   730,000         781,794
                                                  -------------
                                                      1,939,782
                                                  -------------

REAL ESTATE INVESTMENT TRUSTS (0.1%)
Health Care Property
  Investors, Inc.
  6.00%, due 1/30/17                    450,000         387,514
Host Marriott, L.P.
  6.375%, due 3/15/15                   145,000         139,200
  Series Q
  6.75%, due 6/1/16                      35,000          34,213
Omega Healthcare Investors,
  Inc.
  7.00%, due 4/1/14                      75,000          73,219
                                                  -------------
                                                        634,146
                                                  -------------

RETAIL (0.3%)
CVS Caremark Corp.
  5.789%, due 1/10/26 (b)               306,530         287,972
Rite Aid Corp.
  7.50%, due 1/15/15                    165,000         158,400
  7.50%, due 3/1/17                     100,000          92,750
  8.625%, due 3/1/15                    150,000         121,875
  9.375%, due 12/15/15                   65,000          52,813
  9.50%, due 6/15/17                     80,000          65,400

Star Gas Partners, L.P./Star
  Gas Finance Co.
  Series B
  10.25%, due 2/15/13                    22,000          21,560
Toys "R" Us, Inc.
  7.625%, due 8/1/11                     40,000          35,000
Wal-Mart Stores, Inc.
  6.50%, due 8/15/37                    600,000         636,763
                                                  -------------
                                                      1,472,533
                                                  -------------




16    MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                      PRINCIPAL
                                         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
SAVINGS & LOANS (0.2%)
Washington Mutual Bank
  5.95%, due 5/20/13                $ 1,375,000   $   1,244,375
                                                  -------------


TELECOMMUNICATIONS (0.5%)
Citizens Communications Co.
  6.25%, due 1/15/13                    600,000         568,500
GCI, Inc.
  7.25%, due 2/15/14                     85,000          70,975
iPCS, Inc.
  5.364%, due 5/1/13 (a)                 35,000          29,138
Lucent Technologies, Inc.
  6.45%, due 3/15/29                    530,000         397,500
Nextel Communications, Inc.
  Series F
  5.95%, due 3/15/14                    300,000         234,000
  Series D
  7.375%, due 8/1/15                    300,000         240,000
PAETEC Holding Corp.
  9.50%, due 7/15/15                     70,000          65,800
Qwest Communications
  International, Inc.
  7.25%, due 2/15/11                     70,000          69,475
Qwest Corp.
  7.125%, due 11/15/43                   20,000          17,000
  7.25%, due 9/15/25                     45,000          41,288
  7.50%, due 10/1/14                    145,000         145,725
  8.875%, due 3/15/12                    30,000          31,650
Verizon Virginia, Inc.
  Series A
  4.625%, due 3/15/13                 1,112,000       1,075,975
                                                  -------------
                                                      2,987,026
                                                  -------------

TEXTILES (0.0%)++
INVISTA
  9.25%, due 5/1/12 (b)                  80,000          82,900
                                                  -------------


TRANSPORTATION (0.2%)
Atlantic Express
  Transportation Corp.
  9.961%, due 4/15/12 (a)                70,000          38,588
Swift Transportation Co.,
  Inc.
  12.50%, due 5/15/17 (b)                 9,000           3,173
Union Pacific Corp.
  3.625%, due 6/1/10                  1,000,000         987,703
                                                  -------------
                                                      1,029,464
                                                  -------------

TRUCKING & LEASING (0.0%)++
Greenbrier Cos., Inc.
  8.375%, due 5/15/15                    85,000          81,175
                                                  -------------
Total Corporate Bonds
  (Cost $40,597,800)                                 39,165,717
                                                  -------------



FOREIGN BONDS (2.1%)
---------------------------------------------------------------

BANKS (0.1%)
ATF Capital B.V.
  9.25%, due 2/21/14 (b)                460,000         465,750
                                                  -------------


BEVERAGES (0.1%)
Coca-Cola HBC Finance B.V.
  5.125%, due 9/17/13                   430,000         442,208
                                                  -------------


BIOTECHNOLOGY (0.0%)++
FMC Finance III S.A.
  6.875%, due 7/15/17                   220,000         221,650
                                                  -------------


BUILDING MATERIALS (0.1%)
Asia Aluminum Holdings, Ltd.
  8.00%, due 12/23/11 (b)               645,000         609,525
                                                  -------------


COMMERCIAL SERVICES (0.0%)++
Quebecor World, Inc.
  9.75%, due 1/15/15
  (b)(e)(g)                             110,000          53,900
                                                  -------------


DIVERSIFIED FINANCIAL SERVICES (0.1%)
TNK-BP Finance S.A.
  7.50%, due 7/18/16 (b)                470,000         455,313
                                                  -------------


ELECTRIC (0.1%)
Intergen N.V.
  9.00%, due 6/30/17 (b)                215,000         224,675
SP PowerAssets, Ltd.
  5.00%, due 10/22/13 (b)               625,000         619,107
                                                  -------------
                                                        843,782
                                                  -------------

ELECTRONICS (0.1%)
NXP B.V./NXP Funding LLC
  7.875%, due 10/15/14                  265,000         261,688
  9.50%, due 10/15/15 (e)                75,000          72,563
                                                  -------------
                                                        334,251
                                                  -------------

FOREIGN SOVEREIGN (0.3%)
Republic of Argentina
  8.28%, due 12/31/33                   283,448         227,892
Republic of Panama
  7.125%, due 1/29/26                 1,000,000       1,105,000


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

                                      PRINCIPAL
                                         AMOUNT           VALUE
FOREIGN BONDS (CONTINUED)
FOREIGN SOVEREIGN (CONTINUED)
Republic of Venezuela
  6.00%, due 12/9/20                $   309,000   $     216,300
                                                  -------------
                                                      1,549,192
                                                  -------------

FOREST PRODUCTS & PAPER (0.0%)++
Bowater Canada Finance
  7.95%, due 11/15/11                    20,000          12,400
Catalyst Paper Corp.
  7.375%, due 3/1/14                    100,000          75,500
                                                  -------------
                                                         87,900
                                                  -------------

HEALTH CARE-PRODUCTS (0.1%)
Covidien International
  Finance S.A.
  6.00%, due 10/15/17 (b)               560,000         572,485
                                                  -------------


HOLDING COMPANIES--DIVERSIFIED (0.1%)
Hutchison Whampoa
  International, Ltd.
  6.50%, due 2/13/13 (b)                650,000         680,771
                                                  -------------


INSURANCE (0.1%)
Nippon Life Insurance Co.
  4.875%, due 8/9/10 (b)                340,000         342,878
                                                  -------------


MEDIA (0.2%)
BSKYB Finance UK PLC
  6.50%, due 10/15/35 (b)             1,130,000       1,090,624
CanWest MediaWorks, Inc.
  8.00%, due 9/15/12                     41,000          39,258
CanWest MediaWorks, L.P.
  9.25%, due 8/1/15 (b)                 120,000         109,500
Quebecor Media, Inc.
  7.75%, due 3/15/16                     15,000          14,438
Videotron Ltee
  6.375%, due 12/15/15                   75,000          69,938
                                                  -------------
                                                      1,323,758
                                                  -------------

MINING (0.1%)
Corporacion Nacional del
  Cobre-Codelco, Inc.
  4.75%, due 10/15/14 (b)               557,000         550,569
Vale Overseas, Ltd.
  8.25%, due 1/17/34                    310,000         362,235
                                                  -------------
                                                        912,804
                                                  -------------

MISCELLANEOUS--MANUFACTURING (0.1%)
Siemens
  Financieringsmaatschappij
  N.V.
  6.125%, due 8/17/26 (b)               700,000         680,740
                                                  -------------


OIL & GAS (0.3%)
Citic Resources Finance,
  Ltd.
  6.75%, due 5/15/14 (b)(e)             200,000         190,000
Ras Laffan Liquefied Natural
  Gas Co., Ltd. III
  6.332%, due 9/30/27 (b)             1,510,000       1,367,396
                                                  -------------
                                                      1,557,396
                                                  -------------

PHARMACEUTICALS (0.0%)++
Angiotech Pharmaceuticals,
  Inc.
  6.826%, due 12/1/13 (a)                60,000          52,800
                                                  -------------


TELECOMMUNICATIONS (0.2%)
Millicom International
  Cellular S.A.
  10.00%, due 12/1/13                    65,000          69,388
Nortel Networks, Ltd.
  10.75%, due 7/15/16                    70,000          69,300
Rogers Wireless, Inc.
  9.625%, due 5/1/11                    275,000         307,156
Satelites Mexicanos S.A. de
  C.V.
  11.446%, due 11/30/11 (a)              85,000          79,900
Telefonos de Mexico S.A. de
  C.V.
  5.50%, due 1/27/15                    690,000         672,511
                                                  -------------
                                                      1,198,255
                                                  -------------

TRANSPORTATION (0.0%)++
Kansas City Southern de
  Mexico
  S.A. de C.V.
  7.375%, due 6/1/14 (b)                 30,000          28,463
                                                  -------------
Total Foreign Bonds
  (Cost $12,813,974)                                 12,413,821
                                                  -------------



LOAN ASSIGNMENTS & PARTICIPATIONS (0.2%) (I)
---------------------------------------------------------------

CHEMICALS (0.0%)++
Talecris Biotherapeutics,
  Inc.
  2nd Lien Term Loan
  9.57%, due 12/6/14                    115,000          94,875
                                                  -------------


HEALTHCARE, EDUCATION & CHILDCARE (0.1%)
HCA, Inc.
  Term Loan B
  4.946%, due 11/18/13                  246,875         234,104
                                                  -------------


MEDIA (0.0%)++
Nielsen Finance LLC
  Dollar Term Loan
  5.346%, due 8/9/13                     98,500          93,042
                                                  -------------





18    MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                      PRINCIPAL
                                         AMOUNT           VALUE

LOAN ASSIGNMENTS & PARTICIPATIONS
(CONTINUED)
MINING (0.0%)++
BHM Technologies LLC
  1st Lien Term Loan
  7.25%, due 7/21/13 (g)            $   176,936   $      52,491
                                                  -------------


REAL ESTATE (0.1%)
Building Materials Corp. of
  America
  2nd Lien Term Loan
  8.688%, due 9/15/14                   100,000          61,417
Community Health Systems,
  Inc.
  New Term Loan B
  5.335%, due 7/25/14                   188,598         180,455
Green Valley Ranch Gaming
  LLC
  1st Lien Term Loan B
  4.93%, due 2/16/14                     95,364          76,053
LNR Property Corp.
  Initial Tranche B Term
  Loan
  6.36%, due 7/12/11                    184,800         153,153
Town Sports International,
  Inc.
  Term Loan
  4.50%, due 2/27/14                     99,000          84,150
                                                  -------------
                                                        555,228
                                                  -------------

RETAIL STORE (0.0%)++
Toys "R" Us (Delaware), Inc.
  Term Loan
  7.727%, due 1/19/13                   140,000         131,460
                                                  -------------
Total Loan Assignments &
  Participations
  (Cost $1,440,253)                                   1,161,200
                                                  -------------



MORTGAGE-BACKED SECURITIES (1.1%)
---------------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (1.1%)
Banc of America Commercial
  Mortgage, Inc.
  Series 2005-5, Class A2
  5.001%, due 10/10/45                1,175,000       1,175,867
Bayview Commercial Asset
  Trust
  Series 2006-4A, Class A1
  2.83%, due 12/25/36
  (a)(b)(c)                             434,798         387,198
Four Times Square Trust
  Series 2006-4TS, Class A
  5.401%, due 12/13/28 (b)              860,000         810,865
LB-UBS Commercial Mortgage
  Trust
  Series 2004-C2, Class A2
  3.246%, due 3/15/29                 1,555,000       1,540,181
  Series 2004-C7, Class A1
  3.625%, due 10/15/29                  575,120         571,239
Merrill Lynch Mortgage Trust
  Series 2004-MKB1, Class A1
  3.563%, due 2/12/42                   458,990         457,134
Mortgage Equity Conversion
  Asset Trust
  Series 2007-FF2, Class A
  2.57%, due 2/25/42
  (a)(b)(c)(h)                          822,276         777,051
Timberstar Trust
  Series 2006-1, Class A
  5.668%, due 10/15/36
  (b)(h)                                280,000         264,928
Wachovia Bank Commercial
  Mortgage Trust
  Series 2004-C14, Class A1
  3.477%, due 8/15/41                   180,531         179,260
                                                  -------------
Total Mortgage-Backed
  Securities
  (Cost $6,320,712)                                   6,163,723
                                                  -------------



MUNICIPAL BONDS (0.2%)
---------------------------------------------------------------

TEXAS (0.1%)
Harris County Texas
  Industrial Development
  Corp.
  Solid Waste Deer Park
  5.683%, due 3/1/23 (a)                660,000         662,053
                                                  -------------


WEST VIRGINIA (0.1%)
Tobacco Settlement Finance
  Authority of West Virginia
  7.467%, due 6/1/47                    680,000         639,574
                                                  -------------
Total Municipal Bonds
  (Cost $1,340,000)                                   1,301,627
                                                  -------------



U.S. GOVERNMENT & FEDERAL AGENCIES (22.0%)
---------------------------------------------------------------

FANNIE MAE (COLLATERALIZED MORTGAGE OBLIGATION) (0.1%)
  Series 2006-B1, Class AB
  6.00%, due 6/25/16                    683,143         692,566
                                                  -------------


FANNIE MAE GRANTOR TRUST
  (COLLATERALIZED MORTGAGE OBLIGATION) (0.0%)++
  Series 1998-M6, Class A2
  6.32%, due 8/15/08 (j)                 38,145          38,158
                                                  -------------


  FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (3.8%)
  3.00%, due 8/1/10                     482,120         479,654
  4.297%, due 3/1/35 (a)              1,249,328       1,260,098
  5.00%, due 8/1/33                   1,400,301       1,380,865
  5.50%, due 1/1/21                   6,038,890       6,163,383
  5.50%, due 7/1/34                   6,780,447       6,847,375


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

                                      PRINCIPAL
                                         AMOUNT           VALUE

U.S. GOVERNMENT & FEDERAL AGENCIES
(CONTINUED)
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  5.50%, due 1/1/36                 $ 1,347,401   $   1,358,385
  5.50%, due 9/1/36                   2,271,089       2,288,510
  6.00%, due 3/1/36                   2,033,259       2,083,510
                                                  -------------
                                                     21,861,780
                                                  -------------

  FEDERAL NATIONAL MORTGAGE ASSOCIATION (2.5%)
  4.625%, due 5/1/13                  5,715,000       5,731,333
  5.125%, due 1/2/14                    810,000         827,234
  6.25%, due 2/1/11                   7,165,000       7,640,075
                                                  -------------
                                                     14,198,642
                                                  -------------

  FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (8.3%)
  4.50%, due 4/1/18                   1,018,258       1,013,028
  4.50%, due 7/1/18                   3,627,859       3,609,224
  4.50%, due 11/1/18                  4,779,291       4,754,741
  5.00%, due 9/1/20                     343,926         346,566
  5.00%, due 10/1/20                    340,175         342,786
  5.00%, due 12/1/20                    681,257         686,486
  5.00%, due 7/1/35                   5,485,728       5,398,536
  5.00%, due 2/1/36                     948,485         933,409
  5.00%, due 5/1/36                   2,457,839       2,418,773
  5.00%, due 6/1/36                     116,935         115,003
  5.50%, due 4/1/21                   3,382,245       3,453,655
  5.50%, due 6/1/21                   2,749,466       2,803,220
  5.50%, due 11/1/33                  1,439,701       1,452,562
  5.50%, due 12/1/33                  1,245,943       1,257,073
  5.50%, due 6/1/34                   1,989,469       2,005,998
  6.00%, due 1/1/33                     956,941         984,196
  6.00%, due 3/1/33                   1,005,683       1,033,068
  6.00%, due 9/1/34                   1,066,533       1,093,909
  6.00%, due 9/1/35                   3,625,946       3,719,189
  6.00%, due 10/1/35                  2,471,848       2,531,048
  6.00%, due 7/1/38 TBA (k)             910,000         925,356
  6.50%, due 6/1/31                     422,705         440,688
  6.50%, due 8/1/31                     380,775         396,975
  6.50%, due 10/1/31                    259,228         270,257
  6.50%, due 4/1/38 TBA (k)           4,725,000       4,891,537
  6.50%, due 6/1/38 TBA (k)             900,000         929,250
                                                  -------------
                                                     47,806,533
                                                  -------------

FREDDIE MAC
  (COLLATERALIZED MORTGAGE OBLIGATION) (0.1%)
  Series 2632, Class NH
  3.50%, due 6/15/13                    796,708         785,715
                                                  -------------


GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (0.5%)
  6.00%, due 4/15/29                  1,094,735       1,130,612
  6.00%, due 8/15/32                  1,590,813       1,641,274
                                                  -------------
                                                      2,771,886
                                                  -------------

  UNITED STATES TREASURY BONDS (1.1%)
  4.375%, due 2/15/38 (e)             2,245,000       2,201,328
  6.00%, due 2/15/26                    335,000         395,745
  6.25%, due 8/15/23 (e)              1,700,000       2,045,977
  6.25%, due 5/15/30 (e)              1,370,000       1,704,794
  6.875%, due 8/15/25                   125,000         160,889
  7.50%, due 11/15/16                    35,000          44,581
                                                  -------------
                                                      6,553,314
                                                  -------------

  UNITED STATES TREASURY NOTES (5.6%)
  3.50%, due 2/15/18 (e)                745,000         729,169
  3.875%, due 2/15/13                    80,000          83,100
  4.25%, due 11/15/14 (e)             5,801,000       6,137,731
  4.75%, due 5/31/12 (e)              3,370,000       3,611,164
  4.75%, due 8/15/17 (e)              9,460,000      10,191,674
  4.875%, due 7/31/11 (e)             2,410,000       2,580,961
  4.875%, due 8/15/16 (e)             8,635,000       9,400,009
                                                  -------------
                                                     32,733,808
                                                  -------------
Total U.S. Government & Federal Agencies
  (Cost $125,229,569)                               127,442,402
                                                  -------------


YANKEE BONDS (0.0%)++ (L)
---------------------------------------------------------------

FOREST PRODUCTS & PAPER (0.0%)++
Smurfit Capital Funding PLC
  7.50%, due 11/20/25                   185,000         165,575
                                                  -------------

INSURANCE (0.0%)++
Fairfax Financial Holdings,
  Ltd.
  7.375%, due 4/15/18 (e)                35,000          32,638
  8.30%, due 4/15/26 (e)                 20,000          18,800
                                                  -------------
                                                         51,438
                                                  -------------
Total Yankee Bonds
  (Cost $222,092)                                       217,013
                                                  -------------
Total Long-Term Bonds
  (Cost $200,156,548)                               199,394,989
                                                  -------------






20    MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                         SHARES           VALUE
EXCHANGE TRADED FUNDS (0.1%) (M)
---------------------------------------------------------------

iShares MSCI EAFE Index Fund
  (e)(n)                                    400   $      30,324
Vanguard Europe Pacific ETF
  (e)                                    16,450         764,103
                                                  -------------
Total Exchange Traded Funds
  (Cost $830,973)                                       794,427
                                                  -------------

COMMON STOCKS (63.0%)
---------------------------------------------------------------

AEROSPACE & DEFENSE (1.6%)
Cobham PLC                               17,617          76,785
L-3 Communications Holdings,
  Inc.                                   23,200       2,585,640
Northrop Grumman Corp.                   39,000       2,869,230
Rolls-Royce Group PLC (o)                51,870         449,246
Rolls-Royce Group PLC Class
  B (h)(o)                            3,106,432           6,177
United Technologies Corp.                44,700       3,239,409
                                                  -------------
                                                      9,226,487
                                                  -------------

AGRICULTURE (0.3%)
Geberit A.G. (e)                          1,131         173,565
Philip Morris International,
  Inc. (o)                               29,300       1,495,179
                                                  -------------
                                                      1,668,744
                                                  -------------

AIRLINES (0.0%)++
Northwest Airlines, Inc. (o)              2,606          25,174
                                                  -------------


APPAREL (0.7%)
Coach, Inc. (o)                          55,000       1,956,350
Esprit Holdings, Ltd.                     8,400         103,517
Polo Ralph Lauren Corp. (e)              18,700       1,159,774
Puma A.G. Rudolf Dassler
  Sport                                   1,947         690,115
Yue Yuen Industrial
  Holdings, Ltd.                          6,500          19,781
                                                  -------------
                                                      3,929,537
                                                  -------------

AUTO MANUFACTURERS (0.0%)++
Toyota Motor Corp.                          700          35,604
                                                  -------------


BANKS (2.8%)
Banco Popular Espanol S.A.                4,000          69,241
Bank of America Corp.                   147,804       5,548,562
Bank of New York Mellon
  Corp. (The)                            15,232         663,049
Capital One Financial Corp.
  (e)                                    48,000       2,544,000
Intesa Sanpaolo S.p.A. RNC
  shares                                  8,100          57,132
Lloyds TSB Group PLC                     13,500         114,677
PNC Financial Services
  Group, Inc.                            50,100       3,474,435
Svenska Handelsbanken Class
  A (e)                                  11,000         305,331
U.S. Bancorp                            102,500       3,473,725
                                                  -------------
                                                     16,250,152
                                                  -------------

BEVERAGES (1.0%)
C&C Group PLC                            13,963          94,939
Coca-Cola Co. (The)                      41,900       2,466,653
Diageo PLC                               20,900         427,698
Hansen Natural Corp. (e)(o)              22,100         782,119
PepsiCo, Inc.                            29,100       1,994,223
                                                  -------------
                                                      5,765,632
                                                  -------------

BIOTECHNOLOGY (1.7%)
Actelion, Ltd. Registered
  (o)                                     1,941          98,202
Amgen, Inc. (o)                          23,300         975,571
Celgene Corp. (o)                        39,000       2,423,460
Genentech, Inc. (o)                      32,600       2,223,320
Gilead Sciences, Inc. (o)                68,900       3,566,264
United Therapeutics Corp.
  (o)                                     6,900         583,050
                                                  -------------
                                                      9,869,867
                                                  -------------

CAPITAL MARKETS (0.2%)
Affiliated Managers Group,
  Inc. (e)(o)                            12,100       1,202,014
                                                  -------------


CHEMICALS (1.5%)
Altana A.G.                               1,200          24,895
E.I. du Pont de Nemours &
  Co.                                    41,000       2,005,310
Monsanto Co.                             13,500       1,539,270
Mosaic Co. (The) (o)                     16,400       2,009,164
Nitto Denko Corp.                         1,500          61,833
Praxair, Inc.                            35,700       3,259,767
                                                  -------------
                                                      8,900,239
                                                  -------------

COMMERCIAL BANKS (0.7%)
Banco Popolare S.p.A.                     3,100          61,544
DBS Group Holdings, Ltd.                 20,000         292,000
Intesa Sanpaolo S.p.A.                   35,200         263,010
Wells Fargo & Co.                       113,500       3,376,625
                                                  -------------
                                                      3,993,179
                                                  -------------

COMMERCIAL SERVICES (0.1%)
Intertek Group PLC                        1,300          24,970
Randstad Holdings N.V. (e)                6,573         276,845
                                                  -------------
                                                        301,815
                                                  -------------

COMMERCIAL SERVICES & SUPPLIES (0.0%)++
Michael Page International
  PLC                                     5,200          29,612
                                                  -------------


COMMUNICATIONS EQUIPMENT (1.1%)
Corning, Inc.                            66,700       1,781,557
Harris Corp.                             36,700       1,982,901
Research In Motion, Ltd. (o)             22,200       2,700,186
                                                  -------------
                                                      6,464,644
                                                  -------------

COMPUTERS (2.5%)
Apple, Inc. (o)                          28,900       5,027,155
Hewlett-Packard Co.                      87,700       4,064,895
Indra Sistemas S.A.                       2,000          54,763
International Business
  Machines Corp.                         38,000       4,586,600
Logitech International S.A.
  Registered (e)(o)                       5,400         162,918


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21


                                         SHARES           VALUE
COMMON STOCKS (CONTINUED)
COMPUTERS (CONTINUED)
OBIC Co., Ltd.                            1,420   $     263,369
Otsuka Corp.                              1,300         100,233
                                                  -------------
                                                     14,259,933
                                                  -------------

COMPUTERS & PERIPHERALS (0.4%)
EMC Corp. (o)                           153,200       2,359,280
                                                  -------------


DISTRIBUTORS (0.2%)
LKQ Corp. (o)                            56,800       1,235,968
                                                  -------------


DIVERSIFIED FINANCIAL SERVICES (4.6%)
Ameriprise Financial, Inc.               24,300       1,154,007
Citigroup, Inc.                         115,100       2,908,577
Fannie Mae (e)                           22,400         633,920
Freddie Mac                              35,100         874,341
V  Goldman Sachs Group, Inc.
  (The)                                  33,900       6,487,443
IntercontinentalExchange,
  Inc. (o)                               26,600       4,126,990
JPMorgan Chase & Co.                    103,144       4,914,812
Merrill Lynch & Co., Inc.                46,200       2,302,146
Morgan Stanley                           67,100       3,261,060
Provident Financial PLC                  14,445         254,430
                                                  -------------
                                                     26,917,726
                                                  -------------

ELECTRIC (1.4%)
CenterPoint Energy, Inc.                114,300       1,739,646
FirstEnergy Corp.                        24,600       1,860,744
NRG Energy, Inc. (e)(o)                  93,300       4,100,535
Scottish & Southern Energy
  PLC                                     7,000         192,922
Terna S.p.A.                             69,800         308,236
                                                  -------------
                                                      8,202,083
                                                  -------------

ELECTRICAL EQUIPMENT (0.8%)
General Cable Corp. (o)                  42,300       2,834,100
Roper Industries, Inc.                   30,900       1,919,508
                                                  -------------
                                                      4,753,608
                                                  -------------

ELECTRONICS (1.9%)
Advantest Corp.                             300           8,303
Amphenol Corp. Class A                  100,600       4,645,708
Avnet, Inc. (o)                          15,500         405,945
Keyence Corp.                               700         179,196
V  Thermo Fisher Scientific,
  Inc. (o)                              101,200       5,856,444
Venture Corp., Ltd.                      17,000         138,623
                                                  -------------
                                                     11,234,219
                                                  -------------

ENERGY EQUIPMENT & SERVICES (0.6%)
Transocean, Inc. (o)                     21,707       3,200,914
                                                  -------------


ENTERTAINMENT (0.1%)
OPAP S.A.                                21,500         838,621
                                                  -------------


ENVIRONMENTAL CONTROL (0.0%)++
Munters AB                               16,050         163,627
                                                  -------------


FOOD (1.1%)
General Mills, Inc.                      29,800       1,799,920
Kroger Co. (The)                         80,800       2,201,800
Nestle S.A. Registered                    1,910         915,018
Tesco PLC                               150,100       1,268,668
                                                  -------------
                                                      6,185,406
                                                  -------------

GAS (0.2%)
Snam Rete Gas S.p.A.                    188,377       1,191,822
Tokyo Gas Co., Ltd.                      30,000         115,441
                                                  -------------
                                                      1,307,263
                                                  -------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.3%)
Alcon, Inc. (e)                             390          61,620
Becton, Dickinson & Co.                  32,600       2,914,440
C.R. Bard, Inc. (e)                      16,700       1,572,639
Hologic, Inc. (e)(o)                    109,600       3,199,224
Synthes, Inc.                               130          17,821
                                                  -------------
                                                      7,765,744
                                                  -------------

HEALTH CARE PROVIDERS & SERVICES (0.5%)
Aetna, Inc.                              14,300         623,480
Medco Health Solutions, Inc.
  (o)                                    42,000       2,080,680
                                                  -------------
                                                      2,704,160
                                                  -------------

HEALTH CARE-PRODUCTS (0.9%)
Johnson & Johnson                        35,500       2,381,695
St. Jude Medical, Inc. (o)               64,700       2,832,566
                                                  -------------
                                                      5,214,261
                                                  -------------

HEALTH CARE-SERVICES (0.8%)
Covance, Inc. (o)                        18,000       1,508,220
Coventry Health Care, Inc.
  (o)                                    32,200       1,440,306
UnitedHealth Group, Inc.                 45,800       1,494,454
                                                  -------------
                                                      4,442,980
                                                  -------------

HOTELS, RESTAURANTS & LEISURE (0.4%)
International Game
  Technology                             68,400       2,376,216
                                                  -------------


HOUSEHOLD PRODUCTS (0.5%)
Colgate-Palmolive Co.                    26,400       1,866,480
Henkel KGaA                               2,300          97,801
Kimberly-Clark Corp.                     10,000         639,900
                                                  -------------
                                                      2,604,181
                                                  -------------

INSURANCE (3.9%)
Assicurazioni Generali
  S.p.A.                                  3,900         172,763
Assurant, Inc.                           57,200       3,718,000



22    MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                         SHARES           VALUE
COMMON STOCKS (CONTINUED)
INSURANCE (CONTINUED)
V  Genworth Financial, Inc.
  Class A                               237,900   $   5,485,974
Hannover Rueckversicherung
  A.G.                                   13,875         753,639
Hartford Financial Services
  Group, Inc. (The)                      65,800       4,689,566
ING Groep N.V.                            5,250         199,862
V  Prudential Financial,
  Inc.                                  100,000       7,571,000
                                                  -------------
                                                     22,590,804
                                                  -------------

INTERNET (1.3%)
Akamai Technologies, Inc.
  (e)(o)                                 68,600       2,453,822
Google, Inc. Class A (o)                  8,900       5,111,181
                                                  -------------
                                                      7,565,003
                                                  -------------

INTERNET SOFTWARE & SERVICES (0.3%)
Equinix, Inc. (e)(o)                     22,100       1,998,282
                                                  -------------


IRON & STEEL (0.3%)
Allegheny Technologies, Inc.             28,900       1,989,187
                                                  -------------


IT SERVICES (0.0%)++
Infosys Technologies, Ltd.,
  Sponsored ADR (e)(p)                      400          17,476
                                                  -------------


LEISURE TIME (0.2%)
Carnival Corp.                           32,500       1,305,525
                                                  -------------


MACHINERY (1.1%)
Caterpillar, Inc.                        26,900       2,202,572
Danaher Corp. (e)                        27,400       2,137,748
Terex Corp. (o)                          32,700       2,278,536
                                                  -------------
                                                      6,618,856
                                                  -------------

MACHINERY--DIVERSIFIED (0.0%)++
Rheinmetall A.G.                            879          66,318
                                                  -------------


MEDIA (1.2%)
Antena 3 de Television S.A.
  (e)                                    18,967         231,384
Cablevision Systems Corp.
  Class A (e)(o)                         19,700         453,100
DIRECTV Group, Inc. (The)
  (o)                                    83,100       2,047,584
M6-Metropole Television (e)               8,500         196,924
MediaSet S.p.A.                         110,810       1,007,554
Reed Elsevier N.V.                       45,317         856,567
Societe Television Francaise
  1                                      19,675         414,978
Vivendi S.A.                              3,000         121,839
Walt Disney Co. (The)                    42,800       1,388,004
                                                  -------------
                                                      6,717,934
                                                  -------------

METAL FABRICATE & HARDWARE (0.8%)
Assa Abloy AB Class B                     9,700         151,176
Precision Castparts Corp.                39,200       4,608,352
                                                  -------------
                                                      4,759,528
                                                  -------------

METALS & MINING (0.6%)
Freeport-McMoRan Copper &
  Gold, Inc. Class B                     29,900       3,401,125
                                                  -------------


MINING (1.0%)
Alcoa, Inc.                              18,000         626,040
Southern Copper Corp. (e)                42,700       4,900,252
                                                  -------------
                                                      5,526,292
                                                  -------------

MISCELLANEOUS--MANUFACTURING (0.5%)
Honeywell International,
  Inc.                                   34,400       2,043,360
Pentair, Inc.                            24,200         891,286
Siemens A.G.                                640          75,464
                                                  -------------
                                                      3,010,110
                                                  -------------

MULTILINE RETAIL (0.4%)
Target Corp.                             40,100       2,130,513
                                                  -------------


OFFICE & BUSINESS EQUIPMENT (0.2%)
Canon, Inc.                               7,700         385,562
Neopost S.A.                              2,435         254,129
RICOH Co., Ltd.                          35,000         607,958
                                                  -------------
                                                      1,247,649
                                                  -------------

OIL & GAS (3.2%)
Chevron Corp.                            23,600       2,269,140
ConocoPhillips                           45,800       3,945,670
Diamond Offshore Drilling,
  Inc.                                    9,700       1,216,477
ExxonMobil Corp.                         30,600       2,847,942
Hess Corp.                               11,000       1,168,200
Royal Dutch Shell PLC Class
  A, ADR (p)                              4,350         349,349
Suncor Energy, Inc.                      19,800       2,231,262
Total S.A.                                5,550         466,299
XTO Energy, Inc.                         66,275       4,099,772
                                                  -------------
                                                     18,594,111
                                                  -------------

OIL & GAS SERVICES (2.2%)
Baker Hughes, Inc.                       34,500       2,790,360
Cameron International Corp.
  (o)                                    69,100       3,401,793
Halliburton Co.                          18,400         844,744
National Oilwell Varco, Inc.
  (o)                                    64,400       4,408,180
Smith International, Inc.                19,700       1,507,247
                                                  -------------
                                                     12,952,324
                                                  -------------

OIL, GAS & CONSUMABLE FUELS (0.5%)
BP PLC, Sponsored ADR (p)                10,300         749,737
ENI S.p.A.                               11,400         438,987


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              23


                                         SHARES           VALUE
COMMON STOCKS (CONTINUED)
OIL, GAS & CONSUMABLE FUELS (CONTINUED)
Frontier Oil Corp.                       57,100   $   1,418,935
                                                  -------------
                                                      2,607,659
                                                  -------------

PACKAGING & CONTAINERS (0.2%)
Crown Holdings, Inc. (o)                 34,800         934,032
                                                  -------------


PERSONAL PRODUCTS (0.3%)
Avon Products, Inc.                      51,700       2,017,334
                                                  -------------


PHARMACEUTICALS (1.5%)
Barr Pharmaceuticals, Inc.
  (o)                                    40,200       2,019,246
GlaxoSmithKline PLC                       2,600          57,597
Merck & Co., Inc.                        31,800       1,209,672
Novartis A.G. Registered                  8,100         411,340
Novartis A.G., ADR (p)                    4,100         206,353
Roche Holding A.G.
  Genusscheine                            4,570         760,994
Takeda Pharmaceutical Co.,
  Ltd.                                    1,600          84,953
Teva Pharmaceutical
  Industries, Ltd.,
  Sponsored ADR (p)                      29,300       1,370,654
Wyeth                                    54,600       2,428,062
                                                  -------------
                                                      8,548,871
                                                  -------------

PIPELINES (0.6%)
Williams Cos., Inc.                     102,800       3,649,400
                                                  -------------


RETAIL (5.3%)
Abercrombie & Fitch Co.
  Class A                                41,800       3,106,158
AutoZone, Inc. (o)                       26,200       3,163,650
CVS Caremark Corp.                      104,300       4,210,591
Dollar Tree, Inc. (o)                    25,700         812,120
Guess?, Inc.                             18,400         704,352
Home Depot, Inc. (The)                   46,300       1,333,440
Kohl's Corp. (o)                         78,600       3,839,610
Lowe's Cos., Inc.                        97,200       2,448,468
Marks & Spencer Group PLC                 5,300          39,863
Nordstrom, Inc.                          24,100         849,766
Ryohin Keikaku Co., Ltd.                  1,700         113,017
V  TJX Cos., Inc.                       167,400       5,393,628
Wal-Mart Stores, Inc.                    81,700       4,736,966
                                                  -------------
                                                     30,751,629
                                                  -------------

SEMICONDUCTORS (2.0%)
ARM Holdings PLC                         42,400          84,254
Intel Corp.                             222,100       4,943,946
MEMC Electronic Materials,
  Inc. (o)                               70,000       4,407,900
NVIDIA Corp. (o)                         87,700       1,802,235
ROHM Co., Ltd.                            1,100          77,284
                                                  -------------
                                                     11,315,619
                                                  -------------

SOFTWARE (1.8%)
Microsoft Corp.                         177,500       5,062,300
Nintendo Co., Ltd.                          100          55,420
Oracle Corp. (o)                        237,000       4,941,450
SAP A.G., Sponsored ADR (p)               1,225          61,532
Temenos Group A.G. (e)(o)                 1,723          48,136
                                                  -------------
                                                     10,168,838
                                                  -------------

TELECOMMUNICATIONS (2.3%)
AT&T, Inc.                               60,000       2,322,600
Belgacom S.A. (e)                           700          32,184
Cisco Systems, Inc. (o)                 137,000       3,512,680
Nokia OYJ, Sponsored ADR (p)             81,400       2,447,698
NTT DoCoMo, Inc., Sponsored
  ADR (p)                                30,000         439,500
Tandberg ASA                              3,100          52,787
Telecom Italia S.p.A. (e)               178,300         292,045
Telefonaktiebolaget LM
  Ericsson Class B                       94,400         240,510
Verizon Communications, Inc.             99,400       3,824,912
                                                  -------------
                                                     13,164,916
                                                  -------------

TOBACCO (0.1%)
Altria Group, Inc.                       29,300         586,000
                                                  -------------


TRANSPORTATION (0.7%)
Norfolk Southern Corp.                   54,000       3,217,320
TNT N.V.                                 25,200         978,283
                                                  -------------
                                                      4,195,603
                                                  -------------

WIRELESS TELECOMMUNICATION SERVICES (0.6%)
American Tower Corp. Class A
  (o)                                    39,700       1,723,774
Mobistar S.A.                             2,890         257,350
SBA Communications Corp.
  Class A (o)                            32,800       1,060,752
Vodafone Group PLC, ADR (p)              10,200         322,932
                                                  -------------
                                                      3,364,808
                                                  -------------
Total Common Stocks
  (Cost $338,137,523)                               365,224,636
                                                  -------------



CONVERTIBLE PREFERRED STOCKS (0.1%)
---------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.1%)
Bank of America Corp.
  7.25% Series L                            250         274,500
                                                  -------------


SOFTWARE (0.0%)++
QuadraMed Corp.
  5.50% (b)(c)(q)                        10,700         230,050
                                                  -------------
Total Convertible Preferred
  Stocks
  (Cost $517,500)                                       504,550
                                                  -------------






24    MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                         SHARES           VALUE
PREFERRED STOCK (0.0%)++
---------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (0.0%)++
Sovereign Real Estate
  Investment Corp.
  12.00% (b)(c)                             100   $     100,250
                                                  -------------
Total Preferred Stock
  (Cost $147,000)                                       100,250
                                                  -------------



                                      NUMBER OF
                                       WARRANTS

WARRANTS (0.2%)
---------------------------------------------------------------

AIRLINES (0.2%)
Ryanair Holdings PLC Class A
  Strike Price E0.000001
  Expire 4/03/18 (b)(o)                 175,946         825,566
                                                  -------------
Total Warrants
  (Cost $708,002)                                       825,566
                                                  -------------




                                         SHARES

SHORT-TERM INVESTMENT (10.2%)
---------------------------------------------------------------

INVESTMENT COMPANY (10.2%)
State Street Navigator
  Securities Lending Prime
  Portfolio (r)                      58,812,566      58,812,566
                                                  -------------
Total Short-Term Investment
  (Cost $58,812,566)                                 58,812,566
                                                  -------------
Total Investments, Before
  Written Options
  (Cost $599,310,112) (s)                 108.0%    625,656,984
                                                  -------------


                                      NUMBER OF
                                      CONTRACTS

WRITTEN OPTIONS (-0.0%)++
WRITTEN PUT OPTION (-0.0%)++
---------------------------------------------------------------

COMPUTERS & PERIPHERALS (-0.0%)++
Hewlett-Packard Co.
  Strike Price $37.50
  Expire 5/17/08                           (160)         (1,600)
                                                  -------------
Total Written Put Option
  (Premiums Received
  $28,320)                                               (1,600)
                                                  -------------



WRITTEN CALL OPTION (-0.0%)++
---------------------------------------------------------------

CAPITAL MARKETS (-0.0%)++
Bank of New York Mellon
  Corp. (The)
  Strike Price $52.50
  Expire 6/21/08                           (150)         (1,500)
                                                  -------------
Total Written Call Option
  (Premiums Received
  $29,549)                                               (1,500)
                                                  -------------
Total Written Options
  (Premiums Received
  $57,869)                                               (3,100)
                                                  -------------
Total Investments, Net
  Written Options
  (Cost $599,252,243)                     108.0%    625,653,884
Liabilities in Excess of
  Cash and Other Assets                    (8.0)    (46,128,815)
                                          -----    ------------
Net Assets                                100.0%  $ 579,525,069
                                          =====    ============





++   Less than one-tenth of a percent.
+++  All of the Fund's liquid assets are
     "earmarked" to cover potential senior
     securities transactions which may
     include, but are not limited to, swaps,
     forwards, TBA's, options and futures.
     These securities are marked-to-market
     daily and reviewed against the value of
     the Fund's potential senior securities
     holdings to ensure proper coverage for
     these transactions.
(a)  Floating rate.  Rate shown is the rate in
     effect at April 30, 2008.
(b)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(c)  Illiquid security. The total market value
     of these securities at April 30, 2008 is
     $2,140,444, which represents 0.4% of the
     Fund's net assets.
(d)  Subprime mortgage investment. The total
     market value of the securities at April
     30, 2008 is $1,283,681, which represents
     0.2% of the Fund's net assets.
(e)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities
     is $57,515,826; cash collateral of
     $58,812,566 (included in liabilities) was
     received with which the Fund purchased
     highly liquid short-term investments.
(f)  PIK ("Payment in Kind")--interest or
     dividend payment is made with additional
     securities.
(g)  Issue in default.
(h)  Fair valued security. The total market
     value of these securities at April 30,
     2008 is $1,071,956, which represents 0.2%
     of the Fund's net assets.
(i)  Floating Rate Loan--generally pays
     interest at rates which are periodically
     re-determined at a margin above the
     London Inter-Bank Offered Rate ("LIBOR")
     or other short-term rates. The rate shown
     is the rate(s) in effect at April 30,
     2008. Floating Rate Loans are generally
     considered restrictive in that the Fund
     is ordinarily contractually obligated to
     receive consent from the Agent Bank
     and/or borrower prior to disposition of a
     Floating Rate Loan.
(j)  ACES--Alternative Credit Enhancement
     Structure.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              25

(k)  TBA: Securities purchased on a forward
     commitment basis with an approximate
     principal amount and maturity date. The
     actual principal amount and maturity date will be determined upon settlement. The market value of these securities at April
     30, 2008 is $6,746,143, which represents
     1.2% of the Fund's net assets. All or a
     portion of these securities were acquired under a mortgage dollar roll agreement.
(l)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign bank or corporation.
(m) Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(n)  Morgan Stanley Capital International
     Europe, Australasia and Far East Index
     (MSCI EAFE Index) is an unmanaged free
     float-adjusted market-capitalization
     index that is designed to measure
     developed-market equity performance,
     excluding the United States and Canada.
     As of April 30, 2008, the MSCI EAFE Index consisted of the following 21 developed-market country indices: Australia,
     Austria, Belgium, Denmark, Finland,
     France, Germany, Greece, Hong Kong,
     Ireland, Italy, Japan, the Netherlands,
     New Zealand, Norway, Portugal, Singapore,
     Spain, Sweden, Switzerland and the United
     Kingdom.
(o)  Non-income producing security.
(p)  ADR--American Depositary Receipt.
(q)  Restricted security.
(r)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(s)  At April 30, 2008, cost is $599,681,346
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation     $ 46,787,321
Gross unrealized depreciation      (20,811,683)
                                  ------------
Net unrealized appreciation       $ 25,975,638
                                  ============



The following abbreviation is used in the above portfolio:
E--Euro



26    MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2008 UNAUDITED


ASSETS:
Investment in securities before
  outstanding written options, at
  value (identified cost
  $599,310,112) including
  $57,515,826 market value of
  securities loaned                  $625,656,984
Cash                                   14,940,181
Cash denominated in foreign
  currencies (identified cost
  $1,278,997)                           1,289,736
Receivables:
  Investment securities sold            3,820,763
  Dividends and interest                2,423,443
  Fund shares sold                        196,220
Other assets                               42,445
Unrealized appreciation on foreign
  currency forward contracts               19,704
                                     ------------
     Total assets                     648,389,476
                                     ------------
LIABILITIES:
Securities lending collateral          58,812,566
Written options, at value (premiums
  received $57,869)                         3,100
Payables:
  Investment securities purchased       8,214,975
  Fund shares redeemed                    808,936
  Transfer agent (See Note 3)             346,170
  Manager (See Note 3)                    249,755
  NYLIFE Distributors (See Note 3)        195,084
  Shareholder communication                85,604
  Professional fees                        47,536
  Custodian                                16,996
  Trustees                                  3,892
Accrued expenses                            2,718
Unrealized depreciation on foreign
  currency forward contracts               77,075
                                     ------------
     Total liabilities                 68,864,407
                                     ------------
Net assets                           $579,525,069
                                     ============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.01
  per share) unlimited number of
  shares authorized                  $    350,054
Additional paid-in capital            554,525,143
                                     ------------
                                      554,875,197
Accumulated undistributed net
  investment income                       769,547
Accumulated net realized loss on
  investments, written option
  transactions and foreign currency
  transactions                         (2,474,038)
Net unrealized appreciation on
  investments and written option
  contracts                            26,401,641
Net unrealized depreciation on
  translation of other assets and
  liabilities in foreign currencies
  and foreign currency forward
  contracts                               (47,278)
                                     ------------
Net assets                           $579,525,069
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $169,494,999
                                     ============
Shares of beneficial interest
  outstanding                          10,244,020
                                     ============
Net asset value per share
  outstanding                        $      16.55
Maximum sales charge (5.50% of
  offering price)                            0.96
                                     ------------
Maximum offering price per share
  outstanding                        $      17.51
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $285,827,627
                                     ============
Shares of beneficial interest
  outstanding                          17,273,829
                                     ============
Net asset value per share
  outstanding                        $      16.55
Maximum sales charge (5.50% of
  offering price)                            0.96
                                     ------------
Maximum offering price per share
  outstanding                        $      17.51
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $121,730,178
                                     ============
Shares of beneficial interest
  outstanding                           7,338,327
                                     ============
Net asset value and offering price
  per share outstanding              $      16.59
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $  2,436,267
                                     ============
Shares of beneficial interest
  outstanding                             147,044
                                     ============
Net asset value and offering price
  per share outstanding              $      16.57
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $     35,998
                                     ============
Shares of beneficial interest
  outstanding                               2,162
                                     ============
Net asset value and offering price
  per share outstanding              $      16.65
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              27

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                           $  6,378,002
  Dividends (a)                         2,760,018
  Income from securities
     loaned--net                          267,220
                                     ------------
     Total income                       9,405,240
                                     ------------
EXPENSES:
  Manager (See Note 3)                  1,916,401
  Transfer agent--Investor Class
     (See Note 3)                          70,374
  Transfer agent--Class A (See Note
     3)                                   701,922
  Transfer agent--Classes B and C
     (See Note 3)                         246,314
  Transfer agent--Class I (See Note
     3)                                        38
  Distribution/Service--Investor
     Class (See Note 3)                    34,838
  Distribution/Service--Class A
     (See Note 3)                         550,872
  Service--Class B (See Note 3)           168,051
  Service--Class C (See Note 3)             3,262
  Distribution--Class B (See Note
     3)                                   504,154
  Distribution--Class C (See Note
     3)                                     9,787
  Shareholder communication                75,455
  Professional fees                        54,706
  Custodian                                49,488
  Recordkeeping                            43,543
  Registration                             28,349
  Trustees                                 10,574
  Miscellaneous                            14,343
                                     ------------
     Total expenses before waiver       4,482,471
  Expense waiver from Manager (See
     Note 3)                             (347,988)
                                     ------------
     Net expenses                       4,134,483
                                     ------------
Net investment income                   5,270,757
                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, WRITTEN OPTIONS AND FOREIGN CURRENCY
TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions                (2,239,521)
  Written option transactions              35,297
  Foreign currency transactions           103,461
                                     ------------
Net realized loss on investments,
  written option transactions and
  foreign currency transactions        (2,100,763)
                                     ------------
Net change in unrealized
  appreciation on:
  Security transactions               (45,293,276)
  Written option contracts                 54,769
  Translation of other assets and
     liabilities in foreign
     currencies and foreign
     currency forward contracts           (49,054)
                                     ------------
Net change in unrealized
  appreciation on investments,
  written option transactions and
  foreign currency transactions       (45,287,561)
                                     ------------
Net realized and unrealized loss on
  investments, written option
  transactions and foreign currency
  transactions                        (47,388,324)
                                     ------------
Net decrease in net assets
  resulting from operations          $(42,117,567)
                                     ============
(a) Dividends recorded net of
  foreign withholding taxes in the
  amount of $67,009





28    MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2007


                                       2008            2007
DECREASE IN NET ASSETS:
Operations:
 Net investment income         $  5,270,757   $  11,178,846
 Net realized gain (loss) on
  investments, written option
  transactions and foreign
  currency transactions          (2,100,763)     79,829,172
 Net change in unrealized
  appreciation on
  investments, written option
  transactions and foreign
  currency transactions         (45,287,561)    (12,857,507)
                               ----------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    (42,117,567)     78,150,511
                               ----------------------------

Dividends and distributions to
 shareholders:
  From net investment income:
    Investor Class                   (6,766)             --
    Class A                      (4,545,445)     (9,255,960)
    Class B                        (756,396)     (1,983,268)
    Class C                         (14,803)        (33,924)
    Class I                            (345)           (180)
                               ----------------------------
                                 (5,323,755)    (11,273,332)
                               ----------------------------
  From net realized gain on investments:
    Class A                     (57,593,593)    (39,886,253)
    Class B                     (17,387,304)    (16,070,543)
    Class C                        (334,023)       (254,730)
    Class I                          (3,286)           (531)
                               ----------------------------
                                (75,318,206)    (56,212,057)
 Total dividends and
  distributions to
  shareholders                  (80,641,961)    (67,485,389)
                               ----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                       $ 14,449,300   $  27,146,131
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions              78,907,619      65,977,833
 Cost of shares redeemed        (68,974,119)   (133,563,713)
                               ----------------------------
  Increase (decrease) in net
  assets derived from capital
  share transactions             24,382,800     (40,439,749)
                               ----------------------------
  Net decrease in net assets    (98,376,728)    (29,774,627)

NET ASSETS:
Beginning of period             677,901,797     707,676,424
                               ----------------------------
End of period                  $579,525,069   $ 677,901,797
                               ============================
Accumulated undistributed net
 investment income at end of
 period                        $    769,547   $     822,545
                               ============================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              29

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                              INVESTOR CLASS                                       CLASS A
                              --------------   -------------------------------------------------------------------------------
                               FEBRUARY 28,                                                                         JANUARY 1,
                                  2008**       SIX MONTHS                                                             2003*
                                  THROUGH         ENDED                                                              THROUGH
                                 APRIL 30,      APRIL 30,                   YEAR ENDED OCTOBER 31,                 OCTOBER 31,

                              ------------------------------------------------------------------------------------------------
                                  2008***        2008***       2007          2006            2005         2004         2003
Net asset value at beginning
  of period                      $  16.50       $  20.10     $  19.82      $  18.92        $ 17.96      $  17.42     $  15.29
                                 --------       --------     --------      --------        -------      --------     --------
Net investment income                0.05 (a)       0.16 (a)     0.35 (a)      0.27 (a)       0.21 (b)      0.17         0.16 (a)
Net realized and unrealized
  gain (loss) on investments         0.08          (1.28)        1.88          1.67 (e)       1.29          0.54         2.12
Net realized and unrealized
  gain on foreign currency
  transactions                       0.00 (h)       0.00 (h)       --            --             --            --           --
                                 --------       --------     --------      --------        -------      --------     --------
Total from investment
  operations                         0.13          (1.12)        2.23          1.94           1.50          0.71         2.28
                                 --------       --------     --------      --------        -------      --------     --------
Less dividends and
  distributions:
  From net investment income        (0.08)         (0.16)       (0.35)        (0.27)         (0.21)        (0.17)       (0.15)
  From net realized gain on
     investments                       --          (2.27)       (1.60)        (0.77)         (0.33)           --           --
                                 --------       --------     --------      --------        -------      --------     --------
Total dividends and
  distributions                     (0.08)         (2.43)       (1.95)        (1.04)         (0.54)        (0.17)       (0.15)
                                 --------       --------     --------      --------        -------      --------     --------
Net asset value at end of
  period                         $  16.55       $  16.55     $  20.10      $  19.82        $ 18.92      $  17.96     $  17.42
                                 ========       ========     ========      ========        =======      ========     ========
Total investment return (c)          0.82%(f)      (6.07%)(f)   12.18%        10.53%(d)(e)    8.43%         4.05%       15.02%(f)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income              1.91%+         1.91% +      1.81%         1.42%          1.10%(b)      0.94%        1.21%+
  Net expenses                       1.29%+         1.19% +      1.19%         1.19%          1.19%         1.30%        1.33%+
  Expenses (before
     waiver/reimbursement)           1.51%+         1.29% +      1.27%         1.34%(d)       1.31%         1.30%        1.33%+
Portfolio turnover rate                48%(g)         48%(g)       68%           70%(g)         77%(g)       103%          67%
Net assets at end of period
  (in 000's)                     $169,495       $285,828     $518,547      $502,340        $98,180      $115,877     $138,787
                                 CLASS A
                              ------------
                               YEAR ENDED
                              DECEMBER 31,

                              ------------
                                  2002
Net asset value at beginning
  of period                     $  18.92
                                --------
Net investment income               0.27
Net realized and unrealized
  gain (loss) on investments       (3.62)
Net realized and unrealized
  gain on foreign currency
  transactions                        --
                                --------
Total from investment
  operations                       (3.35)
                                --------
Less dividends and
  distributions:
  From net investment income       (0.28)
  From net realized gain on
     investments                      --
                                --------
Total dividends and
  distributions                    (0.28)
                                --------
Net asset value at end of
  period                        $  15.29
                                ========
Total investment return (c)       (17.75%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income             1.57%
  Net expenses                      1.30%
  Expenses (before
     waiver/reimbursement)          1.31%
Portfolio turnover rate               96%
Net assets at end of period
  (in 000's)                    $140,298




                                                                              CLASS C
                                   --------------------------------------------------------------------------------------------
                                    SIX MONTHS
                                       ENDED
                                    APRIL 30,                                  YEAR ENDED OCTOBER 31,

                                   --------------------------------------------------------------------------------------------
                                      2008***            2007                2006                  2005                2004
Net asset value at beginning of
  period                              $20.12            $19.84              $18.94                $17.98              $17.45
                                      ------            ------              ------                ------              ------
Net investment income                   0.10 (a)          0.21 (a)            0.12 (a)              0.07 (b)            0.04
Net realized and unrealized gain
  (loss) on investments                (1.29)             1.88                1.67 (e)              1.28                0.53
Net realized and unrealized gain
  on foreign currency
  transactions                          0.00 (h)            --                  --                    --                  --
                                      ------            ------              ------                ------              ------
Total from investment operations       (1.19)             2.09                1.79                  1.35                0.57
                                      ------            ------              ------                ------              ------
Less dividends and distributions:
  From net investment income           (0.09)            (0.21)              (0.12)                (0.06)              (0.04)
  From net realized gain on
     investments                       (2.27)            (1.60)              (0.77)                (0.33)                 --
                                      ------            ------              ------                ------              ------
Total dividends and distributions      (2.36)            (1.81)              (0.89)                (0.39)              (0.04)
                                      ------            ------              ------                ------              ------
Net asset value at end of period      $16.57            $20.12              $19.84                $18.94              $17.98
                                      ======            ======              ======                ======              ======
Total investment return (c)            (6.43%)(f)        11.33%               9.69%(d)(e)           7.60%               3.27%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                 1.15% +           1.06%               0.62%                 0.35%(b)            0.19%
  Net expenses                          1.96% +           1.94%               1.94%                 1.94%               2.05%
  Expenses (before
     waiver/reimbursement)              2.09% +           2.02%               2.09%(d)              2.06%               2.05%
Portfolio turnover rate                   48%(g)            68%                 70%(g)                77%(g)             103%
Net assets at end of period (in
  000's)                              $2,436            $2,980              $3,175                $3,854              $4,532
                                              CLASS C
                                   -----------------------------
                                    JANUARY 1,
                                       2003*            YEAR
                                      THROUGH           ENDED
                                    OCTOBER 31,     DECEMBER 31,

                                   -----------------------------
                                       2003             2002
Net asset value at beginning of
  period                              $15.32           $ 18.95
                                      ------           -------
Net investment income                   0.06 (a)          0.14
Net realized and unrealized gain
  (loss) on investments                 2.13             (3.61)
Net realized and unrealized gain
  on foreign currency
  transactions                            --                --
                                      ------           -------
Total from investment operations        2.19             (3.47)
                                      ------           -------
Less dividends and distributions:
  From net investment income           (0.06)            (0.16)
  From net realized gain on
     investments                          --                --
                                      ------           -------
Total dividends and distributions      (0.06)            (0.16)
                                      ------           -------
Net asset value at end of period      $17.45           $ 15.32
                                      ======           =======
Total investment return (c)            14.33%(f)        (18.37%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                 0.46%+            0.82%
  Net expenses                          2.08%+            2.05%
  Expenses (before
     waiver/reimbursement)              2.08%+            2.06%
Portfolio turnover rate                   67%               96%
Net assets at end of period (in
  000's)                              $4,845           $ 4,501



*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
***  Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment income includes $0.01 and there was no effect to the net income ratio, as a result of a special one time dividend from Microsoft Corp.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestments of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Includes nonrecurring reimbursements for Manager for professional fees.  The effect on total return was less than one-hundredth of a percent.
(e)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager's reimbursement of such losses were less than
     $0.01 per share on net realized gains on investments and the effect on total return was 0.02%, respectively.
(f)  Total return is not annualized.
(g)  The portfolio turnover rates not including mortgage dollar rolls were 46%, 55%
     and 38% for the period ended April 30, 2008 and the years ended October 31,
     2006 and 2005, respectively.
(h)  Less than one cent per share.





30    MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                           CLASS B
      ----------------------------------------------------------------------------------------------------------------
                                                                                           JANUARY 1,
       SIX MONTHS                                                                             2003*           YEAR
          ENDED                                                                              THROUGH          ENDED
        APRIL 30,                    YEAR ENDED OCTOBER 31,                                OCTOBER 31,    DECEMBER 31,

      ----------------------------------------------------------------------------------------------------------------
         2008***              2007            2006            2005            2004            2003            2002
        $  20.15            $  19.86        $  18.95        $  17.98        $  17.45        $  15.32        $  18.95
        --------            --------        --------        --------        --------        --------        --------
            0.10 (a)            0.21 (a)        0.11 (a)        0.07 (b)        0.04            0.06 (a)        0.14
           (1.29)               1.89            1.69 (e)        1.29            0.53            2.13           (3.61)

            0.00 (h)              --              --              --              --              --              --
        --------            --------        --------        --------        --------        --------        --------
           (1.19)               2.10            1.80            1.36            0.57            2.19           (3.47)
        --------            --------        --------        --------        --------        --------        --------

           (0.10)              (0.21)          (0.12)          (0.06)          (0.04)          (0.06)          (0.16)
           (2.27)              (1.60)          (0.77)          (0.33)             --              --              --
        --------            --------        --------        --------        --------        --------        --------
           (2.37)              (1.81)          (0.89)          (0.39)          (0.04)          (0.06)          (0.16)
        --------            --------        --------        --------        --------        --------        --------
        $  16.59            $  20.15        $  19.86        $  18.95        $  17.98        $  17.45        $  15.32
        ========            ========        ========        ========        ========        ========        ========
           (6.46%)(f)          11.37%           9.74%(d)(e)     7.66%           3.27%          14.33%(f)      (18.37%)

            1.15% +             1.06%           0.55%           0.35%(b)        0.19%           0.46%+          0.82%
            1.95% +             1.94%           1.94%           1.94%           2.05%           2.08%+          2.05%
            2.08% +             2.02%           2.09%(d)        2.06%           2.05%           2.08%+          2.06%
              48%(g)              68%             70%(g)          77%(g)         103%             67%             96%
        $121,730            $156,346        $202,149        $665,908        $749,689        $829,016        $793,340




                                      CLASS I
----------------------------------------------------------------------------------
                                                                       JANUARY 2,
       SIX MONTHS                                                        2004**
          ENDED                                                          THROUGH
        APRIL 30,                YEAR ENDED OCTOBER 31,                OCTOBER 31,

      ----------------------------------------------------------------------------
         2008***          2007            2006            2005            2004
         $20.25          $19.90          $18.98          $17.92          $17.98
         ------          ------          ------          ------          ------
           0.20 (a)        0.44 (a)        0.36 (a)        0.26 (b)        0.15
          (1.33)           1.93            1.69 (e)        1.42           (0.03)

           0.00 (h)          --              --              --              --
         ------          ------          ------          ------          ------
          (1.13)           2.37            2.05            1.68            0.12
         ------          ------          ------          ------          ------

          (0.20)          (0.42)          (0.36)          (0.29)          (0.18)
          (2.27)          (1.60)          (0.77)          (0.33)             --
         ------          ------          ------          ------          ------
          (2.47)          (2.02)          (1.13)          (0.62)          (0.18)
         ------          ------          ------          ------          ------
         $16.65          $20.25          $19.90          $18.98          $17.92
         ======          ======          ======          ======          ======
          (5.90%)(f)      12.65%          11.11%(d)(e)     9.51%           0.68%(f)

           2.32% +         2.23%           1.86%           1.43%(b)        1.40%+
           0.79% +         0.81%           0.74%           0.86%           0.84%+
           0.98% +         0.93%           0.89%(d)        0.98%           0.84%+
             48%(g)          68%             70%(g)          77%(g)         103%
         $   36          $   29          $   13          $    7          $    3




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              31

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and comprises twenty-one funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Total Return Fund (the "Fund"), a diversified fund.

The Fund currently offers five classes of shares. Class A shares commenced on January 3, 1995. Class B shares commenced on December 29, 1987. Class C shares commenced on September 1, 1998. Class I shares commenced on January 2, 2004. Investor Class shares commenced on February 28, 2008. Investor Class and Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to realize current income consistent with reasonable opportunity for future growth of capital and income.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager, (as defined in Note 3), in consultation with a Fund's Subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with a Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business.

Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Loans are valued at the average of bid quotations obtained from a pricing service. The Trust has engaged an independent pricing service to provide market value quotations from dealers in loans. As of April 30, 2008, 100% of total investments in loans were valued based on prices from such services.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security


32    MainStay Total Return Fund
that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor (if applicable), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2008, the Fund held securities with a value of $1,071,956 that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3, conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Fund's 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3, determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors including, but not limited to, ongoing analyses of tax laws and regulations, and interpretations, thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income quarterly and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management

                                                   mainstayinvestments.com    33
makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, the Fund foregoes the opportunity for capital appreciation above the exercise price should the price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written. When writing a covered call option, the Fund, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as the obligation as the writer continues, has retained the risk of loss should the price of the underlying security decline. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option. (See Note 5.)

(H) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan assignments and loan participations. Loan assignments and participations are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loan assignments and participations are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate ("LIBOR").

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower ("intermediate participants"). In the event that the borrower, selling participant or intermediate participants becomes insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are recorded in memorandum accounts.

(I) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency


34    MainStay Total Return Fund
denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J) MORTGAGE DOLLAR ROLLS. The Fund enters into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(K) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(L) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 6.)

(M) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

The Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.64% on assets up to $500 million and 0.60% on assets in excess of $500 million.

Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.29%; Class A, 1.16%; Class B, 2.04%; Class C, 2.04%; and Class I, 0.79%. These expense limitations may be modified

                                                   mainstayinvestments.com    35
or terminated only with the approval of the Board of Trustees. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the six months ended April 30, 2008, NYLIM earned fees from the Fund in the amount of $1,916,401 and waived its fees in the amount of $347,988.

As of April 30, 2008, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

                  OCTOBER 31,
  2008*        2009         2010        2011         TOTAL
$177,401    $1,037,949    $575,951    $347,988    $2,139,289




* The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

Between August 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses did not exceed the following amounts of average daily net assets for each class: Class A, 1.19%; Class B 1.94%; Class C, 1.94% and Class I, 0.79%. Prior to August 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.

State Street Bank and Trust Company ("SSBT"), 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, SSBT is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted a distribution plan (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the Fund, for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $2,818 and $16,159, respectively, for the six months ended April 30, 2008. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $626, $90,186 and $339, respectively, for the six months ended April 30, 2008.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the six months ended April 30, 2008, amounted to $1,018,648.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(F) CAPITAL. At April 30, 2008, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Investor Class            $ 25,205    0.0*%
-----------------------------------------
Class A                    164,080    0.1
-----------------------------------------
Class C                        107    0.0*
-----------------------------------------
Class I                      1,290    3.6
-----------------------------------------



* Less than one-tenth of a percent.

(G) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the


36    MainStay Total Return Fund

Fund. For the six months ended April 30, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $10,359.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $43,543 for the six months ended April 30, 2008.

NOTE 4--FEDERAL INCOME TAX:

The tax character of distributions paid during the year ended October 31, 2007 shown in the Statement of Changes in Net Assets, was as follows:

                                            2007
Distributions paid from:
  Ordinary Income                    $13,516,479
  Long-Term Capital Gains             53,968,910
------------------------------------------------
                                     $67,485,389
------------------------------------------------



NOTE 5--FOREIGN CURRENCY AND WRITTEN OPTIONS:

Foreign Currency Forward Contracts held at April 30, 2008:

                                                         CONTRACT        CONTRACT       UNREALIZED
                                                           AMOUNT          AMOUNT    APPRECIATION/
                                                        PURCHASED            SOLD     DEPRECIATION
Foreign Currency Buy Contracts
--------------------------------------------------------------------------------------------------
Australian Dollar vs. U.S. Dollar, expiring
  08/11/08                                        A$      720,923    $    675,000         $ (3,826)
--------------------------------------------------------------------------------------------------
Pound Sterling vs. U.S. Dollar, expiring
  05/15/08                                        L       210,278         410,000            7,735
--------------------------------------------------------------------------------------------------

                                                         CONTRACT        CONTRACT
                                                           AMOUNT          AMOUNT
                                                             SOLD       PURCHASED
Foreign Currency Sale Contracts
--------------------------------------------------------------------------------------------------
Euro vs. Japanese Yen, expiring 6/23/08           E       799,000    Y123,412,741          (54,434)
--------------------------------------------------------------------------------------------------
Euro vs. Japanese Yen, expiring 7/28/08           E       795,000    Y126,007,500          (18,815)
--------------------------------------------------------------------------------------------------
Swiss Franc vs. Japanese Yen, expiring 0710/08    CHF1,251,700.00    Y126,446,734           11,969
--------------------------------------------------------------------------------------------------
Net unrealized depreciation on foreign currency
  forward contracts                                                                       $(57,371)
--------------------------------------------------------------------------------------------------



Foreign currency held at April 30, 2008:

              CURRENCY                     COST          VALUE
Australian Dollar    A$     42,662    $   38,195    $   40,252
Danish Krone         DKK    21,284         4,171         4,454
Euro                 E     347,748       546,154       542,989
Hong Kong Dollar     HKD     7,980         1,025         1,024
Japanese Yen         Y  57,524,858       539,006       553,203
Pound Sterling*      L         (19)          (38)          (38)
Singapore Dollar     SGD     4,000         2,956         2,950
Swedish Krona        KR    513,118        87,106        85,707
Swiss Franc          CHF    61,335        60,422        59,195
--------------------------------------------------------------
                                      $1,278,997    $1,289,736
--------------------------------------------------------------



* Currency was overdrawn as of April 30, 2008.


During the six months ended April 30, 2008, the Fund had the following transactions in written options:

                                NUMBER OF
                               CONTRACTS      PREMIUM
Options Outstanding at
  October 31, 2007                     --   $      --
-----------------------------------------------------
Options--Written                      783     349,200
-----------------------------------------------------
Options--Expired                       --          --
-----------------------------------------------------
Options--Canceled in closing
  transactions                      (473)    (291,331)
-----------------------------------------------------
Options Outstanding at April
  30, 2008                            310   $  57,869
-----------------------------------------------------





                                                   mainstayinvestments.com    37

NOTE 6--RESTRICTED SECURITIES:

As of April 30, 2008, the Fund held restricted securities as follows:

                                              DATE OF                        4/30/08   PERCENTAGE OF
 SECURITY                                 ACQUISITION   SHARES       COST      VALUE      NET ASSETS
QuadraMed Corp. Convertible Preferred
  Stock                                       6/16/04   10,700   $267,500   $230,050            0.0*%
----------------------------------------------------------------------------------------------------



* Less than one-tenth of a percent.

NOTE 7--CUSTODIAN:

SSBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 8--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds pay a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which serves as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the six months ended April 30, 2008.

NOTE 9--PURCHASES AND SALES OF
SECURITIES (IN 000'S):

During the six months ended April 30, 2008, purchases and sales of U.S. Government securities were $64,422 and $90,988, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $220,595 and $238,204, respectively.

NOTE 10--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                 SHARES         AMOUNT

Period ended April 30,
  2008*:

Shares sold                     26,119   $    428,014
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions                    418          6,759
Shares redeemed               (225,159)    (3,682,859)
                            -------------------------
Net decrease in shares
  outstanding before
  conversion                  (198,622)    (3,248,086)
Shares converted from
  Class A (See Note 1)      10,363,519    165,194,493
Shares converted from
  Class B (See Note 1)          79,123      1,275,466
                            -------------------------
Net increase                10,244,020   $163,221,873
                            =========================



* Investor Class shares were first offered on February 28, 2008.

 CLASS A                        SHARES          AMOUNT

Six months ended April
  30, 2008:

Shares sold                    536,371   $   9,052,369
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions              3,486,702      60,741,463
Shares redeemed             (2,891,668)    (48,904,333)
                           ---------------------------
Net increase in shares
  outstanding before
  conversion                 1,131,405      20,889,499
Shares reacquired upon
  conversion into
  Investor Class (See
  Note 1)                  (10,363,519)   (165,194,493)
Shares converted from
  Class B (See Note 1)         710,664      11,898,447
                           ---------------------------
Net decrease                (8,521,450)  $(132,406,547)
                           ===========================

Year ended October 31,
  2007:

Shares sold                    820,263   $  15,818,329
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions              2,566,079      48,055,464
Shares redeemed             (4,956,687)    (95,704,452)
                           ---------------------------
Net decrease in shares
  outstanding before
  conversion                (1,570,345)    (31,830,659)
Shares converted from
  Class B (See Note 1)       2,021,778      38,755,220
                           ---------------------------
Net increase                   451,433   $   6,924,561
                           ===========================






38    MainStay Total Return Fund

 CLASS B                          SHARES         AMOUNT
Six months ended April 30,
  2008:
Shares sold                      279,884   $  4,748,457
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,020,058     17,828,549
Shares redeemed                 (934,462)   (15,854,616)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                     365,480      6,722,390
Shares reacquired upon
  conversion into Class A
  (See Note 1)                  (708,786)   (11,898,447)
Shares reacquired upon
  conversion into Investor
  Class (See Note 1)             (79,025)    (1,275,466)
                              -------------------------
Net decrease                    (422,331)  $ (6,451,523)
                              =========================

Year ended October 31, 2007:

Shares sold                      559,086   $ 10,809,947
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              943,338     17,643,888
Shares redeemed               (1,904,345)   (36,824,730)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (401,921)    (8,370,895)
Shares reacquired upon
  conversion into Class A
  (See Note 1)                (2,016,319)   (38,755,220)
                              -------------------------
Net decrease                  (2,418,240)  $(47,126,115)
                              =========================


 CLASS C                          SHARES         AMOUNT
Six months ended April 30,
  2008:

Shares sold                       12,386   $    209,695
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               18,743        327,217
Shares redeemed                  (32,179)      (530,754)
                              -------------------------
Net increase (decrease)           (1,050)  $      6,158
                              =========================

Year ended October 31, 2007:

Shares sold                       25,914   $    495,391
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               14,863        277,770
Shares redeemed                  (52,724)    (1,027,026)
                              -------------------------
Net decrease                     (11,947)  $   (253,865)
                              =========================


 CLASS I                          SHARES         AMOUNT
Six months ended April 30,
  2008:

Shares sold                          633   $     10,765
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                  208          3,631
Shares redeemed                      (93)        (1,557)
                              -------------------------
Net increase                         748   $     12,839
                              =========================

Year ended October 31, 2007:

Shares sold                        1,119   $     22,464
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions                   37            711
Shares redeemed                     (371)        (7,505)
                              -------------------------
Net increase                         785   $     15,670
                              =========================



NOTE 11--OTHER MATTERS:

In 2004 the Securities and Exchange Commission ("SEC") raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to that fund's shareholders. Discussions are in progress with the SEC staff concerning a resolution of this matter.

NOTE 12--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2008, the Fund does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.


                                                   mainstayinvestments.com    39

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.



40    MainStay Total Return Fund

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or (ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE



The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling (1-800-SEC-0330).


                                                   mainstayinvestments.com    41

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY LARGE CAP OPPORTUNITY FUND(2)
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP OPPORTUNITY FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND(2)
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com
                                                              The MainStay Funds

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A013133         (RECYCLE LOGO)            MS156-08           MSTR10-06/08
                                                                          14

(MAINSTAY LOGO)


                 MAINSTAY

                 DIVERSIFIED INCOME FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2008

MESSAGE FROM

THE PRESIDENT
Stock and bond investors alike faced a series of challenges during the six months ended April 30, 2008. Lower real estate prices, slowing construction activity and weak consumer spending all took a toll on the U.S. economy. Growth in real gross national product declined dramatically in the fourth quarter of 2007 and, according to preliminary estimates, recovered only slightly in the first quarter of 2008.

Many financial institutions faced substantial write-downs on subprime mortgages and other lower-quality loans. As banks began to tighten their lending requirements, homeowners and businesses found it more difficult to raise needed capital. Recognizing the need for additional liquidity, the Federal Open Market Committee lowered the federal funds target rate and announced various programs to provide additional liquidity for financial institutions.

As the subprime mortgage crisis escalated, bond investors moved away from higher-risk debt securities toward the relative safety of U.S. Treasury issues. Caution also gripped the equity market as many investors shifted assets into sectors that tend to remain stable in periods of economic weakness.

Bonds generally fared much better than stocks during the six months ended April 30, 2008. All major U.S. stock market indexes declined over the same period, but small-capitalization stocks suffered the most. Among mid-cap and large-cap stocks, growth-oriented issues outperformed value-oriented ones. The market, which steadily declined until early March, closed the period with a modest upturn.

What is the best way to weather difficult markets? At MainStay, we believe that the consistent application of time-tested investment principles makes sense for investors with a long-term time horizon. All of our portfolio managers are aware of the forces that affected the markets during the six-month reporting period. Some may have significantly altered Fund positions to accommodate shifting market dynamics. Others may have simply stayed the course, with only minor portfolio adjustments. By paying close attention to the investment objectives and strategies of the respective Funds they manage, our portfolio managers seek to optimize performance over the long term.

The report that follows provides further details about the market forces and management decisions that affected your investment in MainStay Funds from November 1, 2007, through April 30, 2008. We hope that as you review these short-term results, you will maintain the long-term perspective that sound investing calls for in a shifting economic and market environment.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY LOGO)


                 MAINSTAY

                 DIVERSIFIED INCOME FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2008

TABLE OF CONTENTS



SEMIANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                    9
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   11
---------------------------------------------

FINANCIAL STATEMENTS                       26
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              32
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        42
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       42

INVESTMENT AND PERFORMANCE COMPARISON*


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(1)--MAXIMUM 4.5% INITIAL SALES CHARGES
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS    YEARS
------------------------------------------------------------
With sales charges          -4.23%   -2.13%    5.37%    4.87%
Excluding sales charges      0.29     2.48     6.34     5.35




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                  LEHMAN BROTHERS
                          MAINSTAY DIVERSIFIED     AGGREGATE BOND    DIVERSIFIED INCOME
                               INCOME FUND             INDEX                INDEX
                          --------------------    ---------------    ------------------
4/30/98                          9550.00              10000.00            10000.00
                                 9920.00              10627.00            10239.00
                                 9757.00              10761.00            10412.00
                                10033.00              12094.00            10985.00
                                10691.00              13042.00            11898.00
                                11828.00              14407.00            13811.00
                                13098.00              14669.00            15297.00
                                13938.00              15440.00            16861.00
                                14415.00              15550.00            17869.00
                                15696.00              16695.00            19745.00
4/30/08                         16086.00              17841.00            20754.00






CLASS A SHARES--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS    YEARS
------------------------------------------------------------
With sales charges          -4.20%   -2.10%    5.37%    4.87%
Excluding sales charges      0.31     2.51     6.35     5.36




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                 LEHMAN BROTHERS
                         MAINSTAY DIVERSIFIED     AGGREGATE BOND    DIVERSIFIED INCOME
                              INCOME FUND             INDEX                INDEX
                         --------------------    ---------------    ------------------
4/30/98                        23875.00              25000.00            25000.00
                               24801.00              26569.00            25598.00
                               24393.00              26903.00            26029.00
                               25082.00              30235.00            27463.00
                               26729.00              32605.00            29744.00
                               29569.00              36017.00            34526.00
                               32746.00              36674.00            38243.00
                               34844.00              38601.00            42151.00
                               36038.00              38875.00            44672.00
                               39241.00              41736.00            49363.00
4/30/08                        40225.00              44602.00            51885.00






CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS    YEARS
------------------------------------------------------------
With sales charges          -4.85%   -3.02%    5.25%    4.57%
Excluding sales charges      0.04     1.85     5.58     4.57




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                      LEHMAN BROTHERS
              MAINSTAY DIVERSIFIED     AGGREGATE BOND    DIVERSIFIED INCOME
                   INCOME FUND             INDEX                INDEX
              --------------------    ---------------    ------------------
4/30/98             10000.00              10000.00            10000.00
                    10306.00              10627.00            10239.00
                    10059.00              10761.00            10412.00
                    10267.00              12094.00            10985.00
                    10873.00              13042.00            11898.00
                    11925.00              14407.00            13811.00
                    13116.00              14669.00            15297.00
                    13854.00              15440.00            16861.00
                    14222.00              15550.00            17869.00
                    15357.00              16695.00            19745.00
4/30/08             15641.00              17841.00            20754.00





* Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 4.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00%, if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors and individual investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES(2)--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE     FIVE     TEN
TOTAL RETURNS              MONTHS    YEAR    YEARS    YEARS
-----------------------------------------------------------
With sales charges          -1.05%   0.76%    5.55%    4.56%
Excluding sales charges     -0.07    1.74     5.55     4.56




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                                                  LEHMAN BROTHERS
                          MAINSTAY DIVERSIFIED     AGGREGATE BOND    DIVERSIFIED INCOME
                               INCOME FUND             INDEX                INDEX
                          --------------------    ---------------    ------------------
4/30/98                         10000.00              10000.00            10000.00
                                10306.00              10627.00            10239.00
                                10059.00              10761.00            10412.00
                                10267.00              12094.00            10985.00
                                10873.00              13042.00            11898.00
                                11925.00              14407.00            13811.00
                                13116.00              14669.00            15297.00
                                13854.00              15440.00            16861.00
                                14222.00              15550.00            17869.00
                                15357.00              16695.00            19745.00
4/30/08                         15623.00              17841.00            20754.00






CLASS I SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX      ONE     FIVE     TEN
TOTAL RETURNS     MONTHS    YEAR    YEARS    YEARS
--------------------------------------------------
                   0.49%    2.86%    6.69%    5.66%




(PERFORMANCE GRAPH)

                                             LEHMAN BROTHERS
                     MAINSTAY DIVERSIFIED     AGGREGATE BOND    DIVERSIFIED INCOME
                          INCOME FUND             INDEX                INDEX
                     --------------------    ---------------    ------------------
10/31/97                   10000.00              10000.00            10000.00
                           10414.00              10627.00            10239.00
                           10269.00              10761.00            10412.00
                           10587.00              12094.00            10985.00
                           11310.00              13042.00            11898.00
                           12544.00              14407.00            13811.00
                           13940.00              14669.00            15297.00
                           14869.00              15440.00            16861.00
                           15423.00              15550.00            17869.00
                           16855.00              16695.00            19745.00
10/31/07                   17337.00              17841.00            20754.00







 BENCHMARK PERFORMANCE                          SIX      ONE     FIVE     TEN
                                              MONTHS    YEAR    YEARS    YEARS
------------------------------------------------------------------------------
Lehman Brothers(R) Aggregate Bond Index(4)     4.08%    6.87%    4.37%    5.96%
Diversified Income Index(5)                    2.45     5.11     8.49     7.57
Average Lipper multi-sector income fund(6)     0.45     2.02     6.60     5.14



   management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
1. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares from January 1, 1998, through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for the Investor Class shares might have been lower.
2. Performance figures for Class C shares, first offered on September 1, 1998, include the historical performance of Class B shares from January 1, 1998, through August 31, 1998.
3. Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class A shares from January 1, 1998, through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for the Class I shares might have been lower.
4. The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Lehman Brothers(R) Indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index. The Lehman Brothers(R) Aggregate Bond Index is considered to be the Fund's broad-based securities-market index for comparison purposes.
5. The Fund's Diversified Income Index is a composite, which assumes equal investments in the Lehman Brothers(R) Global Aggregate Bond Index, the Credit Suisse High Yield Index, and the JPM EMBI Global Diversified Index. All indices are unmanaged. The indices measure the performance of securities in the global investment-grade bond sector, the U.S. high-yield bond sector and the global emerging market sector, respectively. Results assume that all income and capital gains are reinvested in the index or indices that produce them. An investment cannot be made directly in an index or this composite.
6. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE ON THE PRECEDING PAGE IS AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay Diversified Income Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY DIVERSIFIED INCOME FUND --------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2007, to April 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2007, to April 30, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended April 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                             ENDING ACCOUNT
                                             ENDING ACCOUNT                   VALUE (BASED
                                              VALUE (BASED                   ON HYPOTHETICAL
                                BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                 ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                  VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/07(3)        4/30/08       PERIOD(1)         4/30/08        PERIOD(1)
INVESTOR CLASS SHARES(2)        $1,000.00       $1,007.30        $ 2.38         $1,006.10         $ 2.38
---------------------------------------------------------------------------------------------------------

CLASS A SHARES                  $1,000.00       $1,003.10        $ 6.47         $1,018.40         $ 6.52
---------------------------------------------------------------------------------------------------------

CLASS B SHARES                  $1,000.00       $1,000.40        $10.30         $1,014.57         $10.37
---------------------------------------------------------------------------------------------------------

CLASS C SHARES                  $1,000.00       $  999.30        $10.29         $1,014.57         $10.37
---------------------------------------------------------------------------------------------------------

CLASS I SHARES                  $1,000.00       $1,004.90        $ 4.79         $1,020.09         $ 4.82
---------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.40% Investor Class, 1.30% for Class A, 2.07% for Class B and Class C and 0.96% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 days for Classes A, B, C and I (to reflect the one-half year period) and 62 days for Investor Class (to reflect the since-inception period).
2. Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2008. Had these shares been offered for the full six-month period ended April 30, 2008, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $7.02 and the ending account value would have been $1,017.90.
3. Investor Class shares commenced operations on February 28, 2008.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF APRIL 30, 2008

(COMPOSITION PIE CHART)

CORPORATE BONDS                                  24.9
---------------                                  ----
Foreign Government Bonds                        23.20
U.S. Government & Federal Agencies              15.50
Corporate Bonds - Foreign                       14.20
Convertible Bonds                                6.50
Short-Term Investment (collateral from
  securities lending is 4.3%)                    4.30
Convertible Preferred Stocks                     2.90
Loan Assignments & Participations                2.50
Mortgage-Backed Securities                       1.00
Asset-Backed Securities                          0.80
Common Stocks                                    0.60
Municipal Bonds                                  0.40
Preferred Stocks                                 0.30
Yankee Bonds                                     0.30
Purchased Call Swaption                          0.10
Purchased Put Option                             0.00
Warrants                                         0.00
Cash and Other Assets, Less Liabilities          2.50





* Less than one-tenth of a percent.

See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN ISSUERS AS OF APRIL 30, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  Federal National Mortgage Association,
        4.625%-6.625%, due 9/15/09-6/12/17
    2.  Federal Republic of Brazil,
        8.25%-12.50%,
        due 1/5/22-1/20/34
    3.  United Mexican States, zero
        coupon-6.75%,
        due 5/22/08-9/27/34
    4.  United States Treasury Notes,
        4.125%-4.875%,
        due 5/31/12-8/15/17
    5.  Hellenic Republic, 4.50%, due 5/20/14
    6.  Republic of Germany, 3.75%-5.00%,
        due 7/4/11-1/4/17
    7.  Republic of Italy, 5.50%-6.50%, due
        11/1/10-11/1/27
    8.  United Kingdom Treasury Bonds,
        4.25%-6.00%,
        due 3/7/12-6/7/32
    9.  Republic of Panama, 6.70%-9.375%,
        due 9/30/27-1/26/36
   10.  Republic of Turkey, 7.25%-9.50%, due
        1/15/14-2/5/25







8    MainStay Diversified Income Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS JOSEPH PORTERA AND J. MATTHEW PHILO, CFA, OF MACKAY SHIELDS LLC, THE FUND'S SUBADVISOR.

HOW DID MAINSTAY DIVERSIFIED INCOME FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2008?

Excluding all sales charges, MainStay Diversified Income Fund returned 0.29% for Investor Class shares,(1) 0.31% for Class A shares, 0.04% for Class B shares and -0.07% for Class C shares for the six months ended April 30, 2008. Over the same period, the Fund's Class I shares returned 0.49%. Investor Class, Class A, Class B and Class C shares underperformed--and Class I shares outperformed--the 0.45% return of the average Lipper(2) multi-sector income fund for the six-month reporting period. All share classes underperformed the 4.08% return of the Lehman Brothers(R) Aggregate Bond Index(3) and the 2.45% return of the Diversified Income Index(4) for the six months ended April 30, 2008. The Lehman Brothers(R) Aggregate Bond Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT KEY FACTORS AFFECTED THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

Difficulties in the U.S. subprime mortgage market had spillover effects on nearly every risk-sensitive fixed-income sector during the reporting period, as investors became more risk-averse and were drawn to the relative safety of U.S. Treasury securities. The Fund's underweight positions in mortgage-backed securities and asset-backed securities helped the Fund's performance for most of the reporting period. Our decision to fully hedge most of the Fund's nondollar developed-market exposure, however, detracted from performance as the U.S. dollar continued to reach new lows against the British pound and the euro. Emerging-market debt fared better than other higher-yield assets. Sovereign issuers continued to pay down debt, and their economies continued to expand, despite a slowdown in the U.S. economy.

HOW DID YOU POSITION THE FUND'S PORTFOLIO IN THE CORPORATE BOND MARKET?

As the credit markets became impaired and capital constraints forced many traditional large-scale buyers to the sidelines, we recognized that spreads(5) were likely to widen for investment-grade securities. Accordingly, we became increasingly cautious and established a more defensive posture by decreasing the Fund's exposure to investment-grade corporate bonds, as well as residential mortgage-backed securities and commercial mortgage-backed securities.

HOW DID YOU ALLOCATE THE FUND'S HOLDING WITHIN THE HIGH-YIELD MARKET?

Within the high-yield market, we increased the Fund's exposure to the health care, exploration & production and electric power industries while decreasing its exposure to retail and media. The decision to remain overweight in health care and energy while maintaining underweight positions in home building and retail benefited the Fund's performance.


The values of debt securities fluctuate depending on various factors, including interest rates, issuer creditworthiness, market conditions and maturities. Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. High-yield debt securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. The principal risk of mortgage dollar rolls is that the security the Fund receives at the end of the transaction may be worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule if interest rates fall, thereby reducing the value of the Fund's investments. If interest rates rise, less of the debt may be prepaid and the Fund may lose money. The Fund may experience a portfolio turnover of more than 100% and may generate taxable short-term capital gains.

1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See footnote on page 6 for more information on Lipper Inc.
3. See footnote on page 6 for more information on the Lehman Brothers(R) Aggregate Bond Index.
4. See footnote on page 6 for more information on the Diversified Income Index.
5. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.



9    MainStay Diversified Income Fund

DID YOU MAKE ANY SIGNIFICANT WEIGHTING CHANGES DURING THE REPORTING PERIOD?

At the start of the reporting period, the Fund was allocated approximately 12% in non-U.S. dollar denominated issuers, 24% in investment grade U.S. dollar debt, 31% in U.S. high yield bonds, 29% in emerging-market debt and just under 4% in convertible bonds.

During the reporting period, we opportunistically added to the Fund's convertible-bond exposure at the expense of sovereign nondollar debt and investment-grade debt. By the end of the reporting period, the Fund had nearly a 10% allocation to convertible bonds. Although convertible bonds generally suffered because of the decline in the equity market, our decision to increase the Fund's convertible exposure and concentrate convertible holdings in the energy sector had a positive impact on the Fund's performance.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    10

PORTFOLIO OF INVESTMENTS+++ APRIL 30, 2008 UNAUDITED



                                 PRINCIPAL
                                    AMOUNT         VALUE
LONG-TERM BONDS (89.3%)+
ASSET-BACKED SECURITIES (0.8%)
--------------------------------------------------------


AUTOMOBILE (0.0%)++

Superior Wholesale
  Inventory Financing Trust
  Series 2007-AE1, Class A
  2.918%, due 1/15/12 (a)    $      50,000   $    47,154
                                             -----------


CONSUMER FINANCE (0.2%)
Harley-Davidson Motorcycle
  Trust
  Series 2004-1, Class A2
  2.53%, due 11/15/11              161,220       160,565
                                             -----------

CONSUMER LOANS (0.1%)
Atlantic City Electric
  Transition Funding LLC
  Series 2002-1, Class A4
  5.55%, due 10/20/23               75,000        73,002
                                             -----------

CREDIT CARDS (0.1%)
Citibank Credit Card
  Issuance Trust
  Series 2006-C4, Class C4
  2.961%, due 1/9/12 (a)           140,000       128,738
                                             -----------

DIVERSIFIED FINANCIAL SERVICES (0.2%)
Bank of America Credit Card
  Trust
  Series 2006-C4, Class C4
  2.946%, due 11/15/11 (a)         130,000       121,916
Dunkin Securitization
  Series 2006-1, Class A2
  5.779%, due 6/20/31 (b)          110,000        98,996
USXL Funding LLC
  Series 2006-1A, Class A
  5.379%, due 4/15/14
  (b)(c)                            52,286        47,974
                                             -----------
                                                 268,886
                                             -----------

HOME EQUITY (0.2%)
Citicorp Residential
  Mortgage Securities, Inc.
  Series 2006-3, Class A3
  5.61%, due 11/25/36 (d)          100,000        94,007
  Series 2006-1, Class A3
  5.706%, due 7/25/36 (d)          120,000       114,855
                                             -----------
                                                 208,862
                                             -----------
Total Asset-Backed
  Securities
  (Cost $940,833)                                887,207
                                             -----------


CONVERTIBLE BONDS (6.5%)
--------------------------------------------------------

AEROSPACE & DEFENSE (0.3%)
Triumph Group, Inc.
  2.625%, due 10/1/26              220,000       277,750
                                             -----------

AIRLINES (0.2%)
AMR Corp.
  4.50%, due 2/15/24 (e)           190,000       178,363
                                             -----------

COMPUTERS (0.3%)
EMC Corp.
  1.75%, due 12/1/11               244,000       291,275
                                             -----------

DIVERSIFIED FINANCIAL SERVICES (0.2%)
Lehman Brothers Holdings,
  Inc.
  23.15%, due 9/6/08 (f)             4,300       102,211
Nasdaq Stock Market, Inc.
  (The)
  2.50%, due 8/15/13 (b)            75,000        74,813
                                             -----------
                                                 177,024
                                             -----------

ELECTRONICS (0.1%)
Fisher Scientific
  International, Inc.
  3.25%, due 3/1/24 (e)             80,000       125,200
                                             -----------

ENERGY--ALTERNATE SOURCES (0.3%)
Covanta Holding Corp.
  1.00%, due 2/1/27                314,000       339,120
                                             -----------

FOOD (0.2%)
Spartan Stores, Inc.
  3.375%, due 5/15/27 (b)          257,000       220,056
  3.375%, due 5/15/27               40,000        34,250
                                             -----------
                                                 254,306
                                             -----------

HEALTH CARE-PRODUCTS (0.6%)
Medtronic, Inc.
  1.625%, due 4/15/13              621,000       645,840
                                             -----------

HOUSEHOLD PRODUCTS & WARES (0.4%)
Church & Dwight Co., Inc.
  5.25%, due 8/15/33               238,000       439,705
                                             -----------

INSURANCE (0.0%)++
Conseco, Inc.
  3.50%, due 9/30/35
  (zero coupon), beginning
  9/30/10                           35,000        29,663
                                             -----------



 +  Percentages indicated are based on Fund net assets.
 Among the Fund's 10 largest holdings, as of April 30, 2008, excluding short-term investments. May be subject to change daily.


11    MainStay Diversified Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL
                                    AMOUNT         VALUE
CONVERTIBLE BONDS (CONTINUED)
INTERNET (0.0%)++
At Home Corp.
  4.75%, due 12/19/08
  (c)(g)(h)(i)               $     504,238   $        50
                                             -----------

OIL & GAS (1.1%)
Chesapeake Energy Corp.
  2.50%, due 5/15/37               310,000       436,325
Pride International, Inc.
  3.25%, due 5/1/33                203,000       335,204
Transocean, Inc.
  Series C
  1.50%, due 12/15/37              290,000       327,700
  Series A
  1.625%, due 12/15/37              85,000        96,156
                                             -----------
                                               1,195,385
                                             -----------


OIL & GAS SERVICES (1.5%)
Cameron International Corp.
  2.50%, due 6/15/26               319,000       501,628
Halliburton Co.
  3.125%, due 7/15/23              203,000       498,873
Schlumberger, Ltd.
  1.50%, due 6/1/23                207,000       575,201
                                             -----------
                                               1,575,702
                                             -----------

PHARMACEUTICALS (0.4%)
Teva Pharmaceutical Finance
  Co. B.V.
  Series D
  1.75%, due 2/1/26 (e)            420,000       479,850
                                             -----------


RETAIL (0.5%)
Lowe's Cos., Inc.
  (zero coupon), due
  10/19/21                         575,000       567,813
                                             -----------


SEMICONDUCTORS (0.1%)
Cypress Semiconductor Corp.
  1.00%, due 9/15/09               105,000       135,844
                                             -----------


TELECOMMUNICATIONS (0.3%)
Nortel Networks Corp.
  4.25%, due 9/1/08                 84,000        83,790
SBA Communications Corp.
  0.375%, due 12/1/10 (e)          254,000       281,623
                                             -----------
                                                 365,413
                                             -----------
Total Convertible Bonds
  (Cost $6,810,388)                            7,078,303
                                             -----------


CORPORATE BONDS (24.9%)
--------------------------------------------------------

ADVERTISING (0.3%)
Interpublic Group of Cos.,
  Inc.
  6.25%, due 11/15/14               90,000        77,850
  7.25%, due 8/15/11                85,000        83,300
Lamar Media Corp.
  6.625%, due 8/15/15              160,000       150,800
Vertis, Inc.
  (zero coupon), due 4/1/09         65,000        55,250
                                             -----------
                                                 367,200
                                             -----------

AGRICULTURE (0.2%)
Reynolds American, Inc.
  7.625%, due 6/1/16                80,000        84,750
  7.75%, due 6/1/18                 80,000        85,105
                                             -----------
                                                 169,855
                                             -----------

AIRLINES (0.2%)
DAE Aviation Holdings, Inc.
  11.25%, due 8/1/15 (b)           145,000       147,356
Delta Air Lines, Inc.
  (Escrow Shares)
  2.875%, due 2/6/24 (g)            55,000         1,238
  2.875%, due 2/18/24
  (b)(g)                            30,000           675
  8.00%, due 6/3/23 (g)             81,000         1,823
  8.30%, due 12/15/29 (g)          505,000         8,838
  9.75%, due 5/15/21 (g)             5,000            88
  10.00%, due 8/15/08 (g)           35,000           525
  10.375%, due 12/15/22 (g)         10,000           150
Northwest Airlines, Inc.
  (Escrow Shares)
  7.625%, due 11/15/23 (g)         117,700         2,943
  7.875%, due 3/15/08 (g)           25,000           188
  8.70%, due 3/15/08 (g)             5,000            38
  8.875%, due 6/1/08 (g)            30,000           225
  9.875%, due 3/15/08 (g)           65,000           488
  10.00%, due 2/1/09 (g)           168,300         1,262
                                             -----------
                                                 165,837
                                             -----------

APPAREL (0.1%)
Unifi, Inc.
  11.50%, due 5/15/14               95,000        76,950
                                             -----------

AUTO MANUFACTURERS (0.1%)
General Motors Corp.
  7.125%, due 7/15/13 (e)          100,000        81,500
                                             -----------

AUTO PARTS & EQUIPMENT (0.5%)
American Tire Distributors,
  Inc.
  8.948%, due 4/1/12 (a)            70,000        63,350
  10.75%, due 4/1/13 (e)            80,000        74,800
FleetPride Corp.
  11.50%, due 10/1/14 (b)          235,000       223,250


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              12

                                 PRINCIPAL
                                    AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)
AUTO PARTS & EQUIPMENT (CONTINUED)
Lear Corp.
  Series B
  8.50%, due 12/1/13         $      65,000   $    62,075
  8.75%, due 12/1/16               100,000        94,000
Tenneco Automotive, Inc.
  8.625%, due 11/15/14 (e)          20,000        20,350
                                             -----------
                                                 537,825
                                             -----------

BEVERAGES (0.1%)
Constellation Brands, Inc.
  7.25%, due 5/15/17                95,000        95,713
                                             -----------

BUILDING MATERIALS (0.0%)++
Compression Polymers Corp.
  10.50%, due 7/1/13                55,000        47,025
                                             -----------


CHEMICALS (0.4%)
Millennium America, Inc.
  7.625%, due 11/15/26             149,000        95,733
Momentive Performance
  Materials, Inc.
  9.75%, due 12/1/14                85,000        82,450
  10.125%, due 12/1/14              40,000        38,100
Mosaic Global Holdings,
  Inc.
  7.875%, due 12/1/16 (b)           40,000        43,800
Tronox Worldwide LLC/Tronox
  Finance Corp.
  9.50%, due 12/1/12               205,000       176,300
                                             -----------
                                                 436,383
                                             -----------

COAL (0.1%)
Peabody Energy Corp.
  7.375%, due 11/1/16               95,000        99,750
  7.875%, due 11/1/26               60,000        62,250
                                             -----------
                                                 162,000
                                             -----------

COMMERCIAL SERVICES (0.7%)
Cardtronics, Inc.
  9.25%, due 8/15/13               100,000        95,125
  9.25%, due 8/15/13 (b)            65,000        61,831
Great Lakes Dredge & Dock
  Corp.
  7.75%, due 12/15/13              100,000        92,500
iPayment, Inc.
  9.75%, due 5/15/14               180,000       154,800
Language Line, Inc.
  11.125%, due 6/15/12             125,000       129,375
Service Corp. International
  7.375%, due 10/1/14               90,000        92,700
  7.625%, due 10/1/18               90,000        94,163
                                             -----------
                                                 720,494
                                             -----------

COMPUTERS (0.3%)
SunGard Data Systems, Inc.
  3.75%, due 1/15/09               145,000       142,100
  4.875%, due 1/15/14               40,000        35,100
  9.125%, due 8/15/13              130,000       135,850
                                             -----------
                                                 313,050
                                             -----------

DIVERSIFIED FINANCIAL SERVICES (3.0%)
American Real Estate
  Partners, L.P./American
  Real
  Estate Finance Corp.
  8.125%, due 6/1/12               530,000       518,075
AmeriCredit Corp.
  8.50%, due 7/1/15                160,000       124,000
ASG Consolidated LLC/ASG
  Finance, Inc.
  (zero coupon), due
  11/1/11
  11.50%, beginning 11/1/08         95,000        87,400
Bear Stearns Cos., Inc.
  (The)
  5.55%, due 1/22/17               360,000       348,328
Chukchansi Economic
  Development Authority
  8.00%, due 11/15/13 (b)           45,000        40,050
Ford Motor Credit Co. LLC
  7.375%, due 10/28/09             145,000       139,581
  7.875%, due 6/15/10                5,000         4,759
General Motors Acceptance
  Corp. LLC
  5.625%, due 5/15/09              105,000        98,724
  8.00%, due 11/1/31               720,000       544,740
Hawker Beechcraft
  Acquisition Co.
  LLC/Hawker Beechcraft Co.
  8.50%, due 4/1/15                125,000       131,875
  9.75%, due 4/1/17 (e)             35,000        36,925
KAR Holdings, Inc.
  8.75%, due 5/1/14                 10,000         9,600
  10.00%, due 5/1/15               190,000       180,500
LaBranche & Co., Inc.
  11.00%, due 5/15/12               75,000        76,500
Lehman Brothers Holdings,
  Inc.
  6.20%, due 9/26/14               250,000       251,553
OMX Timber Finance
  Investments LLC
  Series 1
  5.42%, due 1/29/20 (b)(c)        100,000        93,643
Rainbow National Services
  LLC
  8.75%, due 9/1/12 (b)             90,000        92,588
  10.375%, due 9/1/14 (b)          170,000       182,750
Regency Energy
  Partners/Regency Energy
  Finance Corp.
  8.375%, due 12/15/13              85,000        88,613



13    MainStay Diversified Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL
                                    AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
Ucar Finance, Inc.
  10.25%, due 2/15/12        $      32,000   $    33,280
Vanguard Health Holding
  Co. II LLC
  9.00%, due 10/1/14               165,000       167,888
                                             -----------
                                               3,251,372
                                             -----------

ELECTRIC (1.4%)
AES Eastern Energy, L.P.
  Series 1999-A
  9.00%, due 1/2/17                308,256       319,044
Consumers Energy Co.
  Series F
  4.00%, due 5/15/10               340,000       337,879
Energy Future Holdings
  10.875%, due 11/1/17 (b)         300,000       319,500
NRG Energy, Inc.
  7.25%, due 2/1/14                 70,000        71,925
  7.375%, due 2/1/16               120,000       123,600
Reliant Energy Mid-Atlantic
  Power Holdings LLC
  Series C
  9.681%, due 7/2/26               145,000       162,400
Reliant Energy, Inc.
  7.625%, due 6/15/14 (e)           25,000        26,000
  7.875%, due 6/15/17 (e)          210,000       218,925
                                             -----------
                                               1,579,273
                                             -----------

ELECTRICAL COMPONENTS & EQUIPMENT (0.1%)
Belden, Inc.
  7.00%, due 3/15/17                80,000        79,300
Emerson Electric Co.
  6.00%, due 8/15/32                50,000        49,741
                                             -----------
                                                 129,041
                                             -----------

ENERGY--ALTERNATE SOURCES (0.1%)
VeraSun Energy Corp.
  9.375%, due 6/1/17 (b)           100,000        66,000
                                             -----------

ENTERTAINMENT (1.7%)
Gaylord Entertainment Co.
  8.00%, due 11/15/13              200,000       189,500
Isle of Capri Casinos, Inc.
  7.00%, due 3/1/14                200,000       154,000
Jacobs Entertainment, Inc.
  9.75%, due 6/15/14               115,000        90,275
Mohegan Tribal Gaming
  Authority
  6.375%, due 7/15/09               25,000        24,875
  6.875%, due 2/15/15               10,000         8,475
  7.125%, due 8/15/14 (e)           20,000        17,150
  8.00%, due 4/1/12                445,000       416,075
Penn National Gaming, Inc.
  6.75%, due 3/1/15                110,000       101,750
  6.875%, due 12/1/11              135,000       128,925
Pinnacle Entertainment,
  Inc.
  8.25%, due 3/15/12                90,000        89,550
Speedway Motorsports, Inc.
  6.75%, due 6/1/13                290,000       283,475
United Artists Theatre
  Circuit, Inc.
  Series BA7
  9.30%, due 7/1/15 (c)(i)          77,100        57,054
Vail Resorts, Inc.
  6.75%, due 2/15/14               295,000       289,100
                                             -----------
                                               1,850,204
                                             -----------

ENVIRONMENTAL CONTROL (0.2%)
Geo Sub Corp.
  11.00%, due 5/15/12              260,000       252,200
                                             -----------

FOOD (0.2%)
Dole Food Co., Inc.
  7.25%, due 6/15/10                90,000        80,550
Stater Brothers Holdings
  7.75%, due 4/15/15               140,000       140,350
  8.125%, due 6/15/12               20,000        20,300
                                             -----------
                                                 241,200
                                             -----------

FOREST PRODUCTS & PAPER (0.8%)
Bowater, Inc.
  9.375%, due 12/15/21             195,000       109,200
  9.50%, due 10/15/12                5,000         3,050
Domtar Corp.
  7.875%, due 10/15/11              75,000        76,500
Georgia-Pacific Corp.
  7.00%, due 1/15/15 (b)           110,000       108,900
  7.125%, due 1/15/17 (b)          180,000       178,200
  7.75%, due 11/15/29                4,000         3,680
  8.00%, due 1/15/24                68,000        64,770
  8.875%, due 5/15/31              160,000       156,000
NewPage Corp.
  10.00%, due 5/1/12 (b)            80,000        85,400
  10.00%, due 5/1/12                35,000        37,363
Rock-Tenn Co.
  9.25%, due 3/15/16 (b)            90,000        94,500
                                             -----------
                                                 917,563
                                             -----------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              14

                                 PRINCIPAL
                                    AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)
HAND & MACHINE TOOLS (0.2%)
Baldor Electric Co.
  8.625%, due 2/15/17        $     190,000   $   193,800
Thermadyne Holdings Corp.
  10.50%, due 2/1/14                65,000        59,150
                                             -----------
                                                 252,950
                                             -----------

HEALTH CARE-PRODUCTS (1.1%)
Catalent Pharma Solutions,
  Inc.
  9.50%, due 4/15/15               145,000       126,150
Hanger Orthopedic Group,
  Inc.
  10.25%, due 6/1/14               165,000       169,125
Invacare Corp.
  9.75%, due 2/15/15               175,000       175,438
LVB Acquisition Merger Sub,
  Inc.
  10.00%, due 10/15/17 (b)         105,000       112,613
  11.625%, due 10/15/17 (b)        160,000       170,000
ReAble Therapeutics Finance
  LLC/
  ReAble Therapeutics
  Finance Corp.
  10.875%, due 11/15/14 (b)        255,000       256,275
VWR Funding, Inc.
  Series B
  10.25%, due 7/15/15 (j)          155,000       149,188
                                             -----------
                                               1,158,789
                                             -----------

HEALTH CARE-SERVICES (1.1%)
Alliance Imaging, Inc.
  7.25%, due 12/15/12              100,000        96,750
  Series B
  7.25%, due 12/15/12              125,000       120,938
Community Health Systems,
  Inc.
  8.875%, due 7/15/15              180,000       187,200
HCA, Inc.
  6.30%, due 10/1/12               345,000       323,438
  8.75%, due 9/1/10                 35,000        35,963
Highmark, Inc.
  6.80%, due 8/15/13 (b)(c)        245,000       272,911
Psychiatric Solutions, Inc.
  7.75%, due 7/15/15                90,000        92,025
Skilled Healthcare Group,
  Inc.
  11.00%, due 1/15/14               52,000        55,770
                                             -----------
                                               1,184,995
                                             -----------

HOLDING COMPANIES--DIVERSIFIED (0.4%)
Leucadia National Corp.
  8.125%, due 9/15/15              285,000       290,700
Susser Holdings LLC
  10.625%, due 12/15/13 (b)        130,000       133,250
                                             -----------
                                                 423,950
                                             -----------

HOUSEHOLD PRODUCTS & WARES (0.2%)
ACCO Brands Corp.
  7.625%, due 8/15/15              100,000        91,000
Jarden Corp.
  7.50%, due 5/1/17 (e)             90,000        82,800
                                             -----------
                                                 173,800
                                             -----------

HOUSEWARES (0.1%)
Libbey Glass, Inc.
  11.913%, due 6/1/11
  (a)(e)                            80,000        80,200
                                             -----------

INSURANCE (0.6%)
Crum & Forster Holdings
  Corp.
  7.75%, due 5/1/17                235,000       226,775
Fund American Cos., Inc.
  5.875%, due 5/15/13              155,000       151,632
HUB International Holdings,
  Inc.
  9.00%, due 12/15/14 (b)          195,000       163,800
Lumbermens Mutual Casualty
  8.45%, due 12/1/97 (b)(g)         35,000            44
  9.15%, due 7/1/26 (b)(g)         535,000           669
USI Holdings Corp.
  6.94%, due 11/15/14
  (a)(b)                            35,000        27,650
  9.75%, due 5/15/15 (b)            95,000        75,050
                                             -----------
                                                 645,620
                                             -----------

IRON & STEEL (0.2%)
Allegheny Ludlum Corp.
  6.95%, due 12/15/25               20,000        19,523
Allegheny Technologies,
  Inc.
  8.375%, due 12/15/11             185,000       198,377
                                             -----------
                                                 217,900
                                             -----------

LODGING (0.7%)
Boyd Gaming Corp.
  7.75%, due 12/15/12              345,000       322,144
Harrah's Operating Co.,
  Inc.
  5.50%, due 7/1/10                160,000       142,000
MGM Mirage, Inc.
  7.50%, due 6/1/16                115,000       104,075
MTR Gaming Group, Inc.
  Series B
  9.00%, due 6/1/12                115,000        91,425
Wynn Las Vegas Capital
  Corp.
  6.625%, due 12/1/14 (b)           70,000        68,250
                                             -----------
                                                 727,894
                                             -----------




15    MainStay Diversified Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL
                                    AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)
MACHINERY--CONSTRUCTION & MINING (0.1%)
Caterpillar, Inc.
  6.05%, due 8/15/36         $     140,000   $   141,314
                                             -----------

MEDIA (1.6%)
CSC Holdings, Inc.
  6.75%, due 4/15/12                75,000        73,500
Houghton Mifflin Harcourt
  Publishing Co.
  7.20%, due 3/15/11               470,000       468,238
Idearc, Inc.
  8.00%, due 11/15/16              125,000        81,250
ION Media Networks, Inc.
  5.963%, due 1/15/12
  (a)(b)                           115,000        93,006
  8.963%, due 1/15/13
  (a)(b)                           500,000       300,000
LBI Media, Inc.
  8.50%, due 8/1/17 (b)            110,000        91,300
MediaNews Group, Inc.
  6.875%, due 10/1/13               25,000        11,938
Morris Publishing Group LLC
  7.00%, due 8/1/13                220,000       135,300
Time Warner Entertainment
  Co., L.P.
  10.15%, due 5/1/12               415,000       478,625
Ziff Davis Media, Inc.
  9.239%, due 5/1/12
  (a)(g)(i)                        135,000        45,900
                                             -----------
                                               1,779,057
                                             -----------

METAL FABRICATE & HARDWARE (0.2%)
Metals USA, Inc.
  11.125%, due 12/1/15              75,000        77,250
Mueller Water Products,
  Inc.
  7.375%, due 6/1/17                10,000         8,700
Neenah Foundary Co.
  9.50%, due 1/1/17                150,000       104,250
                                             -----------
                                                 190,200
                                             -----------

MINING (0.6%)
Freeport-McMoRan Copper &
  Gold, Inc.
  5.883%, due 4/1/15 (a)           110,000       111,100
  8.25%, due 4/1/15                 55,000        59,744
  8.375%, due 4/1/17               285,000       314,925
Southern Copper Corp.
  6.375%, due 7/27/15              215,000       218,879
                                             -----------
                                                 704,648
                                             -----------

MISCELLANEOUS--MANUFACTURING (0.4%)
Actuant Corp.
  6.875%, due 6/15/17 (b)           85,000        85,213
Polypore, Inc.
  8.75%, due 5/15/12                75,000        74,438
RBS Global, Inc./Rexnord
  Corp.
  9.50%, due 8/1/14                220,000       220,000
SPX Corp.
  7.625%, due 12/15/14 (b)          85,000        88,825
                                             -----------
                                                 468,476
                                             -----------

OIL & GAS (1.6%)
Chaparral Energy, Inc.
  8.50%, due 12/1/15               225,000       204,750
Chesapeake Energy Corp.
  6.50%, due 8/15/17               215,000       211,775
  6.875%, due 11/15/20              25,000        24,875
Forest Oil Corp.
  7.25%, due 6/15/19               110,000       113,575
  8.00%, due 12/15/11              200,000       211,250
Hilcorp Energy I,
  L.P./Hilcorp Finance Co.
  9.00%, due 6/1/16 (b)            100,000       104,250
Mariner Energy, Inc.
  7.50%, due 4/15/13               230,000       227,125
Newfield Exploration Co.
  6.625%, due 4/15/16               15,000        14,775
Parker Drilling Co.
  9.625%, due 10/1/13               80,000        84,000
Petroquest Energy, Inc.
  10.375%, due 5/15/12             120,000       124,800
Stone Energy Corp.
  6.75%, due 12/15/14              100,000        93,750
Venoco, Inc.
  8.75%, due 12/15/11               45,000        42,300
Whiting Petroleum Corp.
  7.00%, due 2/1/14                300,000       300,750
                                             -----------
                                               1,757,975
                                             -----------

OIL & GAS SERVICES (0.3%)
Allis-Chalmers Energy, Inc.
  8.50%, due 3/1/17                 70,000        65,100
  9.00%, due 1/15/14                70,000        67,550
Complete Production
  Services, Inc.
  8.00%, due 12/15/16              180,000       180,450
                                             -----------
                                                 313,100
                                             -----------

PHARMACEUTICALS (0.3%)
Medco Health Solutions,
  Inc.
  7.25%, due 8/15/13               240,000       254,234
Warner Chilcott Corp.
  8.75%, due 2/1/15                110,000       111,650
                                             -----------
                                                 365,884
                                             -----------

PIPELINES (0.9%)
ANR Pipeline Co.
  9.625%, due 11/1/21              145,000       188,988
Copano Energy LLC
  8.125%, due 3/1/16               115,000       119,600


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              16

                                 PRINCIPAL
                                    AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)
PIPELINES (CONTINUED)
El Paso Natural Gas Co.
  7.50%, due 11/15/26        $      25,000   $    26,071
  7.625%, due 8/1/10               205,000       210,413
MarkWest Energy Partners,
  L.P./MarkWest Energy
  Finance Corp.
  Series B
  6.875%, due 11/1/14              145,000       139,925
  8.50%, due 7/15/16                40,000        41,400
  8.75%, due 4/15/18 (b)            70,000        72,625
Nustar Logistics
  7.65%, due 4/15/18                85,000        85,811
Pacific Energy Partners,
  L.P./Pacific Energy
  Finance Corp.
  7.125%, due 6/15/14              115,000       117,636
                                             -----------
                                               1,002,469
                                             -----------

REAL ESTATE INVESTMENT TRUSTS (0.5%)
Host Hotels & Resorts, L.P.
  6.875%, due 11/1/14              115,000       113,275
Omega Healthcare Investors,
  Inc.
  7.00%, due 4/1/14                145,000       141,556
Trustreet Properties, Inc.
  7.50%, due 4/1/15                230,000       245,760
                                             -----------
                                                 500,591
                                             -----------

RETAIL (0.9%)
CVS Caremark Corp.
  5.789%, due 1/10/26 (b)           97,734        91,817
Harry & David Holdings,
  Inc.
  9.00%, due 3/1/13                 60,000        53,400
Rite Aid Corp.
  7.50%, due 1/15/15               260,000       249,600
  8.625%, due 3/1/15               160,000       130,000
  9.375%, due 12/15/15              80,000        65,000
  9.50%, due 6/15/17                80,000        65,400
Sbarro, Inc.
  10.375%, due 2/1/15               75,000        67,500
Star Gas Partners,
  L.P./Star Gas Finance Co.
  Series B
  10.25%, due 2/15/13              171,000       167,580
Toys "R" Us, Inc.
  7.625%, due 8/1/11               160,000       140,000
                                             -----------
                                               1,030,297
                                             -----------

SOFTWARE (0.1%)
SS&C Technologies, Inc.
  11.75%, due 12/1/13              145,000       149,350
                                             -----------


TELECOMMUNICATIONS (1.9%)
Citizens Communications Co.
  6.25%, due 1/15/13               125,000       118,438
GCI, Inc.
  7.25%, due 2/15/14               135,000       112,725
Lucent Technologies, Inc.
  6.45%, due 3/15/29               360,000       270,000
New Cingular Wireless
  Services, Inc.
  8.75%, due 3/1/31                150,000       184,631
Nextel Communications, Inc.
  Series F
  5.95%, due 3/15/14                60,000        46,800
  Series D
  7.375%, due 8/1/15               100,000        80,000
Qwest Communications
  International, Inc.
  7.25%, due 2/15/11               215,000       213,388
  Series B
  7.50%, due 2/15/14               190,000       186,675
Qwest Corp.
  5.625%, due 11/15/08              15,000        14,981
  7.50%, due 10/1/14               180,000       180,900
  7.50%, due 6/15/23               195,000       178,425
  8.875%, due 3/15/12              100,000       105,500
Sprint Nextel Corp.
  6.00%, due 12/1/16               140,000       114,100
Verizon Virginia, Inc.
  Series A
  4.625%, due 3/15/13              270,000       261,253
Windstream Regatta
  Holdings, Inc.
  11.00%, due 12/1/17 (b)           40,000        26,800
                                             -----------
                                               2,094,616
                                             -----------

TEXTILES (0.3%)
INVISTA
  9.25%, due 5/1/12 (b)            355,000       367,869
                                             -----------


TRANSPORTATION (0.0%)++
Swift Transportation Co.,
  Inc.
  12.50%, due 5/15/17
  (b)(e)                            10,000         3,525
                                             -----------


TRUCKING & LEASING (0.1%)
Greenbrier Cos., Inc.
  8.375%, due 5/15/15               70,000        66,850
                                             -----------
Total Corporate Bonds
  (Cost $28,386,583)                          27,263,004
                                             -----------






17    MainStay Diversified Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL
                                    AMOUNT         VALUE
CORPORATE BONDS--FOREIGN (14.2%)
--------------------------------------------------------

ARGENTINA (0.1%)
Telecom Personal S.A.
  9.25%, due 12/22/10 (b)    $     100,000   $   103,000
                                             -----------

BAHAMAS (0.1%)
Ultrapetrol, Ltd.
  9.00%, due 11/24/14              100,000        91,500
                                             -----------


BERMUDA (0.9%)
AES China Generating Co.,
  Ltd.
  8.25%, due 6/26/10               230,000       214,885
Asia Aluminum Holdings,
  Ltd.
  8.00%, due 12/23/11 (b)          500,000       472,500
Citic Resources Finance,
  Ltd.
  6.75%, due 5/15/14 (b)(e)        200,000       190,000
Shanghai Real Estate, Ltd.
  8.625%, due 4/24/13              200,000       138,071
                                             -----------
                                               1,015,456
                                             -----------

BRAZIL (0.4%)
Companhia de Saneamento
  Basico do Estado de Sao
  Paulo
  7.50%, due 11/3/16 (b)           215,000       223,331
Independencia
  International, Ltd.
  9.875%, due 1/31/17              250,000       246,250
                                             -----------
                                                 469,581
                                             -----------

CANADA (1.7%)
Angiotech Pharmaceuticals,
  Inc.
  6.826%, due 12/1/13 (a)           60,000        52,800
CanWest MediaWorks, Inc.
  8.00%, due 9/15/12               115,000       110,113
CanWest MediaWorks, L.P.
  9.25%, due 8/1/15 (b)            120,000       109,500
Catalyst Paper Corp.
  Series D
  8.625%, due 6/15/11              210,000       180,075
Nortel Networks, Ltd.
  10.75%, due 7/15/16 (e)          115,000       113,850
Nova Chemicals Corp.
  7.863%, due 11/15/13 (a)          65,000        56,225
Quebecor Media, Inc.
  7.75%, due 3/15/16               180,000       173,250
  7.75%, due 3/15/16               110,000       105,875
Quebecor World, Inc.
  8.75%, due 3/15/16 (b)             5,000         2,425
  9.75%, due 1/15/15 (b)(e)        160,000        78,400
Shaw Communications, Inc.
  7.50%, due 11/20/13        C$    225,000       237,294
Sun Media Corp.
  7.625%, due 2/15/13        $     210,000       203,700
Videotron, Ltd.
  9.125%, due 4/15/18 (b)          255,000       271,575
Videotron, Ltee
  6.375%, due 12/15/15             120,000       111,900
                                             -----------
                                               1,806,982
                                             -----------

CAYMAN ISLANDS (1.3%)
Marfrig Overseas, Ltd.
  Series Reg S
  9.625%, due 11/16/16             250,000       252,500
Odebrecht Finance, Ltd.
  7.50%, due 10/18/17 (b)          250,000       252,500
Shimao Property Holdings,
  Ltd.
  8.00%, due 12/1/16 (b)           350,000       287,000
  8.00%, due 12/1/16               200,000       164,575
Vale Overseas, Ltd.
  6.25%, due 1/11/16               200,000       204,750
  6.25%, due 1/23/17                65,000        66,625
  6.875%, due 11/21/36             190,000       192,299
  8.25%, due 1/17/34                50,000        58,425
                                             -----------
                                               1,478,674
                                             -----------

CHILE (0.2%)
AES Gener S.A.
  7.50%, due 3/25/14 (e)           250,000       262,531
                                             -----------

FRANCE (0.5%)
Lafarge S.A.
  6.625%, due 11/29/17       L     300,000       540,563
                                             -----------

GERMANY (0.3%)
Dresdner Bank A.G. for
  Kyivstar GSM
  7.75%, due 4/27/12 (b)     $     275,000       276,719
                                             -----------

LUXEMBOURG (2.5%)
Evraz Group S.A.
  8.25%, due 11/10/15 (b)          200,000       195,000
  8.875%, due 4/24/13 (b)          150,000       151,875
FMC Finance III S.A.
  6.875%, due 7/15/17              215,000       216,613
Gaz Capital for Gazprom
  Series E
  4.56%, due 12/9/12         E     500,000       714,676
Millicom International
  Cellular S.A.
  10.00%, due 12/1/13        $     135,000       144,113
Norilsk Nickel Finance
  Luxembourg S.A.
  7.125%, due 9/30/09              200,000       205,040
OJSC Vimpel Communications
  8.25%, due 5/23/16 (b)           300,000       293,985


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              18

                                 PRINCIPAL
                                    AMOUNT         VALUE
CORPORATE BONDS--FOREIGN (CONTINUED)
LUXEMBOURG (CONTINUED)
RSHB Capital S.A. for OJSC
  Russian Agricultural Bank
  6.97%, due 9/21/16 (a)     $     100,000   $    96,960
Tengizchevroil Finance Co.
  S.A.R.L.
  6.124%, due 11/15/14 (b)         100,000        95,500
TNK-BP Finance S.A.
  7.50%, due 7/18/16 (b)           215,000       208,281
  7.875%, due 3/13/18 (b)          400,000       396,000
                                             -----------
                                               2,718,043
                                             -----------

MEXICO (0.7%)
Grupo Televisa S.A.
  6.625%, due 3/18/25              500,000       496,641
Kansas City Southern de
  Mexico S.A. de C.V.
  7.375%, due 6/1/14 (b)            30,000        28,463
Telefonos de Mexico S.A. de
  C.V.
  5.50%, due 1/27/15               290,000       282,650
                                             -----------
                                                 807,754
                                             -----------

NETHERLANDS (2.2%)
ATF Capital B.V.
  9.25%, due 2/21/14 (b)           810,000       820,125
Coca-Cola HBC Finance B.V.
  5.125%, due 9/17/13               50,000        51,420
Excelcomindo Finance Co.
  B.V.
  7.125%, due 1/18/13 (b)          100,000        99,000
Intergen N.V.
  9.00%, due 6/30/17 (b)           210,000       219,450
Kazkommerts International
  B.V.
  7.625%, due 2/13/12        L      50,000        81,845
Majapahit Holding B.V.
  7.25%, due 6/28/17 (b)     $     100,000        94,250
  7.75%, due 10/17/16 (b)          100,000        98,500
NXP B.V./NXP Funding LLC
  7.875%, due 10/15/14             435,000       429,563
  9.50%, due 10/15/15 (e)          170,000       164,475
Temir Capital B.V.
  9.50%, due 5/21/14 (b)           300,000       252,750
TuranAlem Finance B.V.
  7.75%, due 4/25/13 (b)           100,000        85,000
                                             -----------
                                               2,396,378
                                             -----------

PANAMA (0.2%)
AES El Salvador Trust
  6.75%, due 2/1/16 (b)            200,000       185,410
                                             -----------

PHILIPPINES (0.2%)
National Power Corp.
  6.875%, due 11/2/16 (b)          200,000       202,500
                                             -----------

RUSSIA (0.4%)
OAO Gazprom
  9.625%, due 3/1/13 (b)           160,000       181,600
Siberian Oil Co.
  Series Reg S
  10.75%, due 1/15/09              100,000       104,030
Raspadskaya Securities,
  Ltd. for
  OJSC Raspadskaya
  7.50%, due 5/22/12               150,000       146,831
                                             -----------
                                                 432,461
                                             -----------

UNITED ARAB EMIRATES (0.7%)
DP World, Ltd.
  6.85%, due 7/2/37 (b)            900,000       775,224
                                             -----------

UNITED KINGDOM (1.3%)
BSKYB Finance UK PLC
  6.50%, due 10/15/35 (b)           95,000        91,690
Galaxy Entertainment
  Finance Co., Ltd.
  9.875%, due 12/15/12 (b)         135,000       136,350
  Series Reg S
  9.875%, due 12/15/12             500,000       505,000
Independent News & Media
  Finance, Ltd.
  5.75%, due 5/17/09         E     300,000       440,329
Inmarsat Finance PLC
  (zero coupon), due
  11/15/12
  10.375%, beginning
  11/15/08                   $     250,000       246,563
                                             -----------
                                               1,419,932
                                             -----------

VENEZUELA (0.5%)
Petroleos de Venezuela S.A.
  5.25%, due 4/12/17               200,000       132,000
  5.50%, due 4/12/37               670,000       370,175
                                             -----------
                                                 502,175
                                             -----------

Total Corporate
  Bonds--Foreign
  (Cost $15,837,541)                          15,484,883
                                             -----------


FOREIGN GOVERNMENT BONDS (23.2%)
--------------------------------------------------------

ARGENTINA (0.6%)
Republic of Argentina
  (zero coupon), due
  12/15/35 (a)                   2,000,000       232,000
  8.28%, due 12/31/33              533,689       429,086
                                             -----------
                                                 661,086
                                             -----------




19    MainStay Diversified Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL
                                    AMOUNT         VALUE
FOREIGN GOVERNMENT BONDS (CONTINUED)
AUSTRALIA (0.8%)
Commonwealth of Australia
  5.75%, due 5/15/21         A$  1,000,000   $   895,372
                                             -----------

AUSTRIA (0.9%)
Republic of Austria
  4.65%, due 1/15/18         E     643,000     1,030,348
                                             -----------

BELGIUM (0.6%)
Kingdom of Belgium
  5.00%, due 9/28/11         $     400,000       641,896
                                             -----------


BRAZIL (3.3%)
V  Federal Republic of
  Brazil
  8.25%, due 1/20/34         $   1,321,000     1,677,670
  12.50%, due 1/5/22         BRL 3,150,000     1,961,407
                                             -----------
                                               3,639,077
                                             -----------

COLOMBIA (0.7%)
Republic of Colombia
  7.375%, due 1/27/17        $     400,000       450,400
  8.125%, due 5/21/24              300,000       354,750
                                             -----------
                                                 805,150
                                             -----------

EGYPT (0.2%)
Republic of Egypt
  (zero coupon), due 3/3/09  EGP 1,475,000       258,287
                                             -----------


GERMANY (1.7%)
V  Republic of Germany
  3.75%, due 1/4/17          E     440,000       667,402
  5.00%, due 7/4/11                755,000     1,218,293
                                             -----------
                                               1,885,695
                                             -----------

GREECE (1.7%)
V  Hellenic Republic
  4.50%, due 5/20/14         $   1,200,000     1,887,325
                                             -----------


INDONESIA (0.2%)
Republic of Indonesia
  7.25%, due 4/20/15 (b)           180,000       188,100
                                             -----------


ITALY (1.5%)
V  Republic of Italy
  5.50%, due 11/1/10         E     600,000       967,749
  6.50%, due 11/1/27               372,000       692,994
                                             -----------
                                               1,660,743
                                             -----------

LEBANON (0.2%)
Republic of Lebanon
  Series Reg S
  8.25%, due 4/12/21         E     275,000       255,750
                                             -----------


MEXICO (2.3%)
V  United Mexican States
  (zero coupon), due
  5/22/08                    MXN10,947,480     1,040,082
  Series MTNA
  6.75%, due 9/27/34             1,300,000     1,439,100
                                             -----------
                                               2,479,182
                                             -----------

PANAMA (1.3%)
V  Republic of Panama
  6.70%, due 1/26/36               243,000       252,113
  8.875%, due 9/30/27              325,000       422,500
  9.375%, due 4/1/29               550,000       742,500
                                             -----------
                                               1,417,113
                                             -----------

PERU (1.0%)
Republic of Peru
  6.55%, due 3/14/37               300,000       315,000
  7.35%, due 7/21/25               475,000       554,563
  8.75%, due 11/21/33              152,000       201,400
                                             -----------
                                               1,070,963
                                             -----------

PHILIPPINES (0.9%)
Republic of Philippines
  7.75%, due 1/14/31               200,000       225,500
  9.50%, due 2/2/30                250,000       328,438
  9.875%, due 1/15/19              300,000       385,500
                                             -----------
                                                 939,438
                                             -----------

RUSSIA (0.6%)
Russian Federation
  Series Reg S
  7.50%, due 3/31/30               591,000       679,585
                                             -----------


TURKEY (1.2%)
V  Republic of Turkey
  7.25%, due 3/15/15               400,000       416,500
  7.375%, due 2/5/25               470,000       476,463
  9.50%, due 1/15/14               350,000       403,375
                                             -----------
                                               1,296,338
                                             -----------

UKRAINE (0.2%)
Ukraine Government
  6.875%, due 3/4/11 (b)           175,000       179,813
                                             -----------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              20

                                 PRINCIPAL
                                    AMOUNT         VALUE
FOREIGN GOVERNMENT BONDS (CONTINUED)
UNITED KINGDOM (1.6%)
V  United Kingdom Treasury
  Bonds
  4.25%, due 6/7/32          L     150,000   $   281,484
  4.75%, due 9/7/15                 95,000       191,542
  5.00%, due 3/7/12                315,000       640,519
  6.00%, due 12/7/28               285,000       658,652
                                             -----------
                                               1,772,197
                                             -----------

URUGUAY (0.7%)
Republic of Uruguay
  8.00%, due 11/18/22        $     173,130       192,174
  9.25%, due 5/17/17               450,000       544,500
                                             -----------
                                                 736,674
                                             -----------

VENEZUELA (1.0%)
Republic of Venezuela
  Series Reg S
  3.908%, due 4/20/11 (a)          200,000       174,400
  6.00%, due 12/9/20               300,000       210,000
  9.25%, due 9/15/27 (e)           475,000       432,250
  13.625%, due 8/15/18             181,000       217,200
                                             -----------
                                               1,033,850
                                             -----------

Total Foreign Government
  Bonds
  (Cost $22,728,083)                          25,413,982
                                             -----------


LOAN ASSIGNMENTS & PARTICIPATIONS (2.5%) (K)
--------------------------------------------------------

AEROSPACE & DEFENSE (0.1%)
DAE Aviation Holdings
  Tranche B1 Term Loan
  6.52%, due 7/31/14                47,479        46,588
  Tranche B2 Term Loan
     6.65%, due 7/31/14             47,160        46,276
                                             -----------
                                                  92,864
                                             -----------

CHEMICALS (0.1%)
Talecris Biotherapeutics,
  Inc.
  2nd Lien Term Loan
  9.57%, due 12/6/14               120,000        99,000
                                             -----------

HEALTH CARE-SERVICES (0.5%)
Community Health Systems,
  Inc.
  New Term Loan B
  5.335%, due 7/25/14              183,762       175,828
HCA, Inc.
  Term Loan B
  4.946%, due 11/18/13             404,875       383,930
                                             -----------
                                                 559,758
                                             -----------

HEALTHCARE, EDUCATION & CHILDCARE (0.1%)
Capella Healthcare, Inc.
  1st Lien Term Loan
  6.196%, due 3/2/15               100,000        96,250
                                             -----------

MEDIA (0.3%)
Nielsen Finance LLC
  Dollar Term Loan
  5.346%, due 8/9/13               344,752       325,646
                                             -----------

MINING (0.1%)
BHM Technologies LLC
  1st Lien Term Loan
  7.25%, due 7/21/13 (g)           294,894        87,485
                                             -----------

REAL ESTATE (0.3%)
Building Materials Corp.
  of America
  2nd Lien Term Loan
  8.688%, due 9/15/14              100,000        61,417
LNR Property Corp.
  Initial Tranche B Term
  Loan
  6.36%, due 7/12/11               308,000       255,255
                                             -----------
                                                 316,672
                                             -----------

RETAIL (0.1%)
Neiman Marcus Group, Inc.
  (The)
  Term Loan B
  4.758%, due 4/6/13               123,418       117,607
                                             -----------

RETAIL STORE (0.1%)
Toys "R" Us (Delaware),
  Inc.
  Term Loan
  7.727%, due 1/19/13              145,000       136,155
                                             -----------

SOFTWARE (0.1%)
SunGard Data Systems, Inc.
  Term Loan
  4.878%, due 2/28/14              165,357       156,281
                                             -----------

TELECOMMUNICATIONS (0.1%)
Alltel Corp.
  Term Loan B3
  5.466%, due 5/15/15              159,200       146,243
                                             -----------

UTILITIES (0.6%)
Calpine Corp.
  1st Priority Term Loan
  5.575%, due 3/29/14              344,138       323,305



21    MainStay Diversified Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL
                                    AMOUNT         VALUE
LOAN ASSIGNMENTS & PARTICIPATIONS (CONTINUED)
UTILITIES (CONTINUED)
TXU Corp.
  Term Loan B2
  6.579%, due 10/10/14       $     228,850   $   218,968
  Term Loan B3
  6.583%, due 10/10/14              99,500        95,159
                                             -----------
                                                 637,432
                                             -----------
Total Loan Assignments &
  Participations
  (Cost $3,144,259)                            2,771,393
                                             -----------


MORTGAGE-BACKED SECURITIES (1.0%)
--------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (1.0%)
Banc of America Commercial
  Mortgage, Inc.
  Series 2005-5, Class A2
  5.001%, due 10/10/45             295,000       295,218
Bayview Commercial Asset
  Trust
  Series 2006-4A, Class A1
  3.125%, due 12/25/36
  (a)(b)(c)                         92,869        82,703
LB-UBS Commercial
  Mortgage Trust
  Series 2004-C2, Class A2
  3.246%, due 3/15/29              425,000       420,950
  Series 2004-C7, Class A1
  3.625%, due 10/15/29             106,504       105,785
Merrill Lynch Mortgage
  Trust
  Series 2004-MKB1, Class
  A1
  3.563%, due 2/12/42               84,830        84,487
Timberstar Trust
  Series 2006-1, Class A
  5.668%, due 10/15/36
  (b)(i)                            40,000        37,847
Wachovia Bank Commercial
  Mortgage Trust
  Series 2004-C14, Class A1
  3.477%, due 8/15/41               31,029        30,810
                                             -----------
Total Mortgage-Backed
  Securities
  (Cost $1,068,763)                            1,057,800
                                             -----------


MUNICIPAL BONDS (0.4%)
--------------------------------------------------------


OHIO (0.2%)
Buckeye, Ohio, Tobacco
  Settlement Financing
  Authority
  5.75%, due 6/1/34                250,000       225,998
                                             -----------


TEXAS (0.1%)
Harris County Texas
  Industrial Development
  Corp.
  Solid Waste Deer Park
  5.683%, due 3/1/23 (a)           120,000       120,373
                                             -----------

WEST VIRGINIA (0.1%)
Tobacco Settlement Finance
  Authority of West
  Virginia
  7.467%, due 6/1/47               100,000        94,055
                                             -----------
Total Municipal Bonds
  (Cost $462,516)                                440,426
                                             -----------


U.S. GOVERNMENT & FEDERAL AGENCIES (15.5%)
--------------------------------------------------------

FANNIE MAE (COLLATERALIZED MORTGAGE OBLIGATION) (0.1%)
  Series 2006-B1, Class AB
  6.00%, due 6/25/16               115,890       117,489
                                             -----------

FANNIE MAE GRANTOR TRUST
  (COLLATERALIZED MORTGAGE OBLIGATION) (0.0%)++
  Series 1998-M6, Class A2
  6.32%, due 8/15/08 (l)             7,226         7,228
                                             -----------

FEDERAL HOME LOAN MORTGAGE CORPORATION (0.7%)
  4.75%, due 11/17/15              740,000       769,531
                                             -----------

FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (0.2%)
  3.00%, due 8/1/10                 72,041        71,673
  4.297%, due 3/1/35 (a)            96,102        96,931
                                             -----------
                                                 168,604
                                             -----------

  FEDERAL NATIONAL MORTGAGE ASSOCIATION (11.1%)
  4.625%, due 5/1/13               135,000       135,386
  4.875%, due 5/18/12            6,450,000     6,796,941
  5.125%, due 1/2/14               150,000       153,192
  5.375%, due 6/12/17            2,075,000     2,242,787
  6.25%, due 2/1/11              2,260,000     2,409,849
  6.625%, due 9/15/09              425,000       446,329
                                             -----------
                                              12,184,484
                                             -----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (0.2%)
  6.00%, due 9/1/34                 83,885        86,038
  6.00%, due 9/1/35                 84,936        87,247
                                             -----------
                                                 173,285
                                             -----------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              22

                                 PRINCIPAL
                                    AMOUNT         VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
FREDDIE MAC (COLLATERALIZED MORTGAGE OBLIGATION) (0.1%)
  Series 2632, Class NH
  3.50%, due 6/15/13         $     159,963   $   157,756
                                             -----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (0.0%)++
  6.00%, due 8/15/32                     2             3
                                             -----------

OVERSEAS PRIVATE INVESTMENT CORPORATION (1.2%)
  5.142%, due 12/15/23 (m)       1,200,000     1,287,960
                                             -----------

  UNITED STATES TREASURY NOTES (1.9%)
  4.125%, due 8/31/12 (e)          175,000       183,148
  4.25%, due 11/15/14 (e)          635,000       671,860
  4.75%, due 5/31/12 (e)         1,035,000     1,109,067
  4.75%, due 8/15/17 (e)            75,000        80,801
  4.875%, due 8/15/16 (e)           30,000        32,658
                                             -----------
                                               2,077,534
                                             -----------

Total U.S. Government & Federal Agencies
  (Cost $16,388,369)                          16,943,874
                                             -----------


YANKEE BONDS (0.3%) (N)
--------------------------------------------------------

FOREST PRODUCTS & PAPER (0.3%)
Smurfit Capital Funding PLC
  7.50%, due 11/20/25              300,000       268,500
                                             -----------

INSURANCE (0.0%)++
Fairfax Financial Holdings,
  Ltd.
  7.75%, due 7/15/37 (e)            35,000        31,675
  8.30%, due 4/15/26 (e)            10,000         9,400
                                             -----------
                                                  41,075
                                             -----------

Total Yankee Bonds
  (Cost $322,209)                                309,575
                                             -----------
Total Long-Term Bonds
  (Cost $96,089,544)                          97,650,447
                                             -----------



                                    SHARES
COMMON STOCKS (0.6%)
--------------------------------------------------------

AGRICULTURE (0.0%)++
North Atlantic Trading Co.,
  Inc. (c)(h)(i)(o)                    522             5
                                             -----------

AIRLINES (0.1%)
Northwest Airlines, Inc.
  (o)                               15,617       150,860
                                             -----------

DIVERSIFIED FINANCIAL SERVICES (0.0%)++
Adelphia Contingent Value
  Vehicle (c)(g)(i)(o)             100,330         1,003
                                             -----------

MEDIA (0.1%)
Haights Cross
  Communications, Inc.
  (c)(h)(i)(o)                      15,988       154,284
                                             -----------

MINING (0.3%)
Grupo Mexico SAB de C.V.
  (Mexico)                          37,000       268,250
                                             -----------

RETAIL (0.0%)++
Star Gas Partners, L.P. (o)          6,675        19,758
                                             -----------

SOFTWARE (0.1%)
QuadraMed Corp. (c)(o)              25,588        48,618
                                             -----------

TELECOMMUNICATIONS (0.0%)++
Loral Space &
  Communications, Ltd. (o)           1,760        37,998
                                             -----------
Total Common Stocks
  (Cost $826,804)                                680,776
                                             -----------


CONVERTIBLE PREFERRED STOCKS (2.9%)
--------------------------------------------------------

BANKS (0.5%)
Bank of America Corp.
  7.25% Series L                       481       528,138
                                             -----------


CHEMICALS (0.3%)
Celanese Corp.
  4.25%                              6,435       369,047
                                             -----------


DIVERSIFIED FINANCIAL SERVICES (0.6%)
Citigroup, Inc.
  6.50% Series T                     9,330       486,560
Lehman Brothers Holdings,
  Inc.
  7.25%                                 89       108,936
                                             -----------
                                                 595,496
                                             -----------

INSURANCE (0.3%)
MetLife, Inc.
  6.375%                            10,300       304,262
                                             -----------


INVESTMENT COMPANIES (0.3%)
Vale Capital, Ltd.
  5.50% Series RIO                   5,090       376,456
                                             -----------




23    MainStay Diversified Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                    SHARES         VALUE
CONVERTIBLE PREFERRED STOCKS (CONTINUED)
MINING (0.3%)
Freeport-McMoRan Copper &
  Gold, Inc.
  6.75%                              1,810   $   294,921
                                             -----------


PHARMACEUTICALS (0.2%)
Schering-Plough Corp.
  6.00%                              1,040       187,751
                                             -----------


SOFTWARE (0.2%)
QuadraMed Corp.
  5.50% (b)(c)(h)                   10,400       223,600
                                             -----------


TELECOMMUNICATIONS (0.2%)
Crown Castle International
  Corp.
  6.25%                              4,300       249,400
                                             -----------
Total Convertible Preferred
  Stocks
  (Cost $3,008,011)                            3,129,071
                                             -----------


PREFERRED STOCKS (0.3%)
--------------------------------------------------------

MEDIA (0.0%)++
Ziff Davis Holdings, Inc.
  10.00% (c)                            48           720
                                             -----------


REAL ESTATE INVESTMENT TRUSTS (0.3%)
Sovereign Real Estate
  Investment Corp.
  12.00% (b)(c)                        295       295,738
                                             -----------
Total Preferred Stocks
  (Cost $264,173)                                296,458
                                             -----------






                                      NUMBER OF
                                      CONTRACTS
PURCHASED PUT OPTION (0.0%)++
---------------------------------------------------------------

FINANCE (0.0%)++
Euro Dollar
  Strike Price $1.52
  Expire 9/08/08                      4,000,000          64,400
                                                  -------------
Total Purchased Put Option
  (Premium $109,600)                                     64,400
                                                  -------------


                                       NOTIONAL
                                         AMOUNT           VALUE
PURCHASED CALL SWAPTION (0.1%)
---------------------------------------------------------------

FINANCE (0.1%)
Credit Default Swap--Dow
  Jones CDX N.A. HY9 Index
  Expire 9/22/08                     10,000,000   $      85,000
                                                  -------------
Total Purchased Call
  Swaption
  (Premium $122,000)                                     85,000
                                                  -------------



                                      NUMBER OF
                                       WARRANTS

WARRANTS (0.0%)++
---------------------------------------------------------------

MEDIA (0.0%)++
Haights Cross
  Communications, Inc.
  Strike Price $0.001
  Expire 7/31/08
  (c)(h)(i)(o)                              223           2,150
                                                  -------------
Total Warrants
  (Cost $36)                                              2,150
                                                  -------------



                                         SHARES
SHORT-TERM INVESTMENT (4.3%)
---------------------------------------------------------------


INVESTMENT COMPANY (4.3%)
State Street Navigator
  Securities Lending Prime
  Portfolio (p)                       4,706,254       4,706,254
                                                  -------------

Total Short-Term Investment
  (Cost $4,706,254)                                   4,706,254
                                                  -------------
Total Investments
  (Cost $105,126,422) (q)                  97.5%    106,614,556
Cash and Other Assets,
  Less Liabilities                          2.5       2,734,836
                                          -----    ------------
Net Assets                                100.0%  $ 109,349,392
                                          =====    ============




++   Less than one-tenth of a percent.
+++  All of the Fund's liquid assets are
     "earmarked" to cover potential senior
     securities transactions which may
     include, but are not limited to, swaps,
     forwards, TBA's, options and futures.
     These securities are marked-to-market
     daily and reviewed against the value of
     the Fund's potential senior securities
     holdings to ensure proper coverage for
     these transactions.
(a)  Floating rate. Rate shown is the rate in
     effect at April 30, 2008.
(b)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(c)  Illiquid security. The total market value
     of these securities at April 30, 2008 is
     $1,280,453, which represents 1.2% of the
     Fund's net assets.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              24

(d)  Subprime mortgage investment. The total
     market value of the securities at April
     30, 2008 is $208,862, which represents
     0.2% of the Fund's net assets.
(e)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities is $4,599,935; cash collateral of
     $4,706,254 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(f)  Synthetic Convertible--An equity-linked
     security issued by an entity other than
     the issuer of the underlying equity
     instrument. The underlying equity
     investment represents a basket of
     securities comprised of D.R. Horton,
     Inc., M.D.C. Holdings, Inc. and Toll
     Brothers, Inc.
(g)  Issue in default.
(h)  Restricted security.
(i)  Fair valued security. The total market
     value of these securities at April 30,
     2008 is $298,293, which represents 0.3%
     of the Fund's net assets.
(j)  PIK ("Payment in Kind")--interest or
     dividend payment is made with additional securities.
(k)  Floating Rate Loan--generally pays
     interest at rates which are periodically re-determined at a margin above the London Inter-Bank Offered Rate ("LIBOR") or other short-term rates. The rate shown is the rate(s) in effect at April 30, 2008. Floating Rate Loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan.
(l)  ACES--Alternative Credit Enhancement
     Structure.
(m)  United States Government Guaranteed
     Security.
(n)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign bank or corporation.
(o)  Non-income producing security.
(p)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(q)  At April 30, 2008, cost is $106,241,093
     for federal income tax purposes and net
     unrealized appreciation is as follows:



       Gross unrealized
  appreciation                       $ 5,189,528
       Gross unrealized
  depreciation                        (4,816,065)
                                     -----------
       Net unrealized appreciation   $   373,463
                                     ===========





The following abbreviations are used in the above portfolio:
A$--Australian Dollar
BRL--Brazilian Real
C$--Canadian Dollar
EGP--Egyptian Pound
E--Euro
L--British Pound Sterling
MXN--Mexican Peso






25    MainStay Diversified Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2008 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $105,126,422)
  including $4,599,935 market value
  of securities loaned               $106,614,556
Cash                                    4,350,286
Cash denominated in foreign
  currencies
  (identified cost $10,526)                10,336
Receivables:
  Investment securities sold            2,268,386
  Dividends and interest                1,971,546
  Fund shares sold                         26,065
Other assets                               40,456
Unrealized appreciation on foreign
  currency forward contracts              224,247
                                     ------------
     Total assets                     115,505,878
                                     ------------
LIABILITIES:
Securities lending collateral           4,706,254
Payables:
  Investment securities purchased         948,145
  Fund shares redeemed                    109,766
  Transfer agent (See Note 3)              47,300
  Manager (See Note 3)                     53,187
  NYLIFE Distributors (See Note 3)         46,286
  Shareholder communication                40,984
  Professional fees                        34,432
  Custodian                                26,565
  Trustees                                    563
Accrued expenses                              576
Dividend payable                          106,202
Unrealized depreciation on foreign
  currency forward contracts               36,226
                                     ------------
     Total liabilities                  6,156,486
                                     ------------
Net assets                           $109,349,392
                                     ============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.01
  per share) unlimited number of
  shares authorized                  $    124,214
Additional paid-in capital            112,849,362
                                     ------------
                                      112,973,576
Accumulated distributions in excess
  of net investment income               (746,920)
Accumulated net realized loss on
  investments                          (4,631,276)
Net unrealized appreciation on
  investments                           1,488,134
Net unrealized appreciation on
  translation of other assets and
  liabilities in foreign currencies
  and foreign currency forward
  contracts                               265,878
                                     ------------
Net assets                           $109,349,392
                                     ============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                 $ 10,674,911
                                     ============
Shares of beneficial interest
  outstanding                           1,205,793
                                     ============
Net asset value per share
  outstanding                        $       8.85
Maximum sales charge (4.50% of
  offering price)                            0.42
                                     ------------
Maximum offering price per share
  outstanding                        $       9.27
                                     ============
CLASS A
Net assets applicable to
  outstanding shares                 $ 59,434,072
                                     ============
Shares of beneficial interest
  outstanding                           6,747,757
                                     ============
Net asset value per share
  outstanding                        $       8.81
Maximum sales charge (4.50% of
  offering price)                            0.42
                                     ------------
Maximum offering price per share
  outstanding                        $       9.23
                                     ============
CLASS B
Net assets applicable to
  outstanding shares                 $ 25,383,049
                                     ============
Shares of beneficial interest
  outstanding                           2,889,602
                                     ============
Net asset value and offering price
  per share outstanding              $       8.78
                                     ============
CLASS C
Net assets applicable to
  outstanding shares                 $ 13,584,335
                                     ============
Shares of beneficial interest
  outstanding                           1,547,269
                                     ============
Net asset value and offering price
  per share outstanding              $       8.78
                                     ============
CLASS I
Net assets applicable to
  outstanding shares                 $    273,025
                                     ============
Shares of beneficial interest
  outstanding                              30,982
                                     ============
Net asset value and offering price
  per share outstanding              $       8.81
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              26

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                                 $ 3,440,843
  Dividends                                     77,683
  Income from securities
     loaned--net                                23,000
                                           -----------
     Total income                            3,541,526
                                           -----------
EXPENSES:
  Manager (See Note 3)                         327,368
  Distribution--Class B (See Note
     3)                                        100,490
  Distribution--Class C (See Note
     3)                                         49,509
  Transfer agent--Investor Class
     (See Note 3)                                3,236
  Transfer agent--Class A (See Note
     3)                                         79,795
  Transfer agent--Classes B and C
     (See Note 3)                               54,273
  Transfer agent--Class I (See Note
     3)                                            178
  Distribution/Service--Investor
     Class (See Note 3)                          2,206
  Distribution/Service--Class A
     (See Note 3)                               83,865
  Service--Class B (See Note 3)                 33,497
  Service--Class C (See Note 3)                 16,503
  Custodian                                     38,356
  Professional fees                             27,646
  Registration                                  26,954
  Shareholder communication                     26,759
  Recordkeeping                                 18,717
  Trustees                                       1,788
  Miscellaneous                                  3,967
                                           -----------
     Total expenses before waiver              895,107
  Expense waiver from Manager (See
     Note 3)                                   (33,550)
                                           -----------
     Net expenses                              861,557
                                           -----------
Net investment income                        2,679,969
                                           -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions                        746,006
  Foreign currency transactions               (934,002)
                                           -----------
Net realized loss on investments
  and foreign currency transactions           (187,996)
                                           -----------
Net change in unrealized
  appreciation (depreciation) on:
  Security transactions                     (2,713,949)
  Translation of other assets and
     liabilities in foreign
     currencies and foreign
     currency forward contracts                433,159
                                           -----------
Net change in unrealized
  appreciation on investments and
  foreign currency transactions             (2,280,790)
                                           -----------
Net realized and unrealized loss on
  investments and foreign currency
  transactions                              (2,468,786)
                                           -----------
Net increase in net assets
  resulting from operations                $   211,183
                                           ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              27

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2007


                                       2008           2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income         $  2,679,969   $  5,215,146
 Net realized gain (loss) on
  investments and foreign
  currency transactions            (187,996)     2,044,124
 Net change in unrealized
  appreciation on investments
  and foreign currency
  transactions                   (2,280,790)        75,872
                               ---------------------------
 Net increase in net assets
  resulting from operations         211,183      7,335,142
                               ---------------------------

Dividends to shareholders:
 From net investment income:
    Investor Class                  (44,839)            --
    Class A                      (1,808,241)    (3,741,394)
    Class B                        (613,490)    (1,549,496)
    Class C                        (308,441)      (645,805)
    Class I                          (7,671)       (13,279)
                               ---------------------------
 Total dividends to
  shareholders                   (2,782,682)    (5,949,974)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         15,839,455     23,037,979
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends       2,110,295      4,506,261
 Cost of shares redeemed        (15,076,940)   (32,150,036)
                               ---------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions                 2,872,810     (4,605,796)
                               ---------------------------
    Net increase (decrease)
     in net assets                  301,311     (3,220,628)

NET ASSETS:
Beginning of period             109,048,081    112,268,709
                               ---------------------------
End of period                  $109,349,392   $109,048,081
                               ===========================
Accumulated distributions in
 excess of net investment
 income at end of period       $   (746,920)  $   (644,207)
                               ===========================






28    MainStay Diversified Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank



                                                   mainstayinvestments.com    29

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                             INVESTOR CLASS                                         CLASS A
                             --------------  ------------------------------------------------------------------------------------
                              FEBRUARY 28,                                                              JANUARY 1,
                                 2008**      SIX MONTHS                                                   2003*
                                 THROUGH        ENDED                                                    THROUGH      YEAR ENDED
                                APRIL 30,     APRIL 30,              YEAR ENDED OCTOBER 31,            OCTOBER 31,   DECEMBER 31,

                             ----------------------------------------------------------------------------------------------------
                                 2008***       2008***       2007       2006         2005       2004       2003          2002
Net asset value at
  beginning of period            $  8.86       $  9.02     $  8.91    $  8.81      $  9.01    $  8.77    $  7.97        $  8.22
                                 -------       -------     -------    -------      -------    -------    -------        -------
Net investment income (a)           0.09          0.23        0.45       0.40         0.39       0.40       0.39           0.55
Net realized and unrealized
  gain (loss) on
  investments                      (0.02)        (0.16)       0.21       0.18        (0.24)      0.37       0.86          (0.03)
Net realized and unrealized
  gain (loss) on foreign
  currency transactions            (0.01)        (0.04)      (0.04)     (0.01)        0.04      (0.05)      0.01          (0.15)
                                 -------       -------     -------    -------      -------    -------    -------        -------
Total from investment
  operations                        0.06          0.03        0.62       0.57         0.19       0.72       1.26           0.37
                                 -------       -------     -------    -------      -------    -------    -------        -------
Less dividends and
  distributions:
  From net investment
     income                        (0.07)        (0.24)      (0.51)     (0.47)       (0.39)     (0.48)     (0.38)         (0.46)
  Return of capital                   --            --          --         --           --         --      (0.08)         (0.16)
                                 -------       -------     -------    -------      -------    -------    -------        -------
Total dividends and
  distributions                       --         (0.24)      (0.51)     (0.47)       (0.39)     (0.48)     (0.46)         (0.62)
                                 -------       -------     -------    -------      -------    -------    -------        -------
Net asset value at end of
  period                         $  8.85       $  8.81     $  9.02    $  8.91      $  8.81    $  9.01    $  8.77        $  7.97
                                 =======       =======     =======    =======      =======    =======    =======        =======
Total investment return (b)         0.73%(c)      0.31%(c)    7.14%      6.67%        2.11%      8.44%     16.22%(c)       4.78%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income             5.71%+        5.18%+      5.01%      4.60%        4.32%      4.48%      5.59%+         6.95%
  Net expenses                      1.40%+        1.30%+      1.30%      1.30%        1.34%      1.41%      1.46%+         1.49%
  Expenses (before waiver)          1.49%+        1.36%+      1.39%      1.46%        1.40%      1.41%      1.46%+         1.49%
Portfolio turnover rate               29%           29%         64%        87%(d)      105%        84%        80%            84%
Net assets at end of period
  (in 000's)                     $10,675       $59,434     $68,637    $65,566      $40,076    $37,179    $31,042        $18,297




                                                                   CLASS C
                            ------------------------------------------------------------------------------------
                                                                                       JANUARY 1,
                            SIX MONTHS                                                   2003*
                               ENDED                                                    THROUGH      YEAR ENDED
                             APRIL 30,             YEAR ENDED OCTOBER 31,             OCTOBER 31,   DECEMBER 31,

                            ------------------------------------------------------------------------------------
                              2008***       2007       2006       2005       2004         2003          2002
Net asset value at
  beginning of period         $  8.99     $  8.89    $  8.78    $  8.99    $  8.75      $  7.95        $ 8.20
                              -------     -------    -------    -------    -------      -------        ------
Net investment income (a)        0.19        0.38       0.34       0.32       0.33         0.34          0.49
Net realized and
  unrealized gain (loss)
  on investments                (0.16)       0.20       0.18      (0.25)      0.39         0.86         (0.03)
Net realized and
  unrealized gain (loss)
  on foreign currency
  transactions                  (0.04)      (0.04)     (0.01)      0.04      (0.06)        0.01         (0.15)
                              -------     -------    -------    -------    -------      -------        ------
Total from investment
  operations                    (0.01)       0.54       0.51       0.11       0.66         1.21          0.31
                              -------     -------    -------    -------    -------      -------        ------
Less dividends and
  distributions:
  From net investment
     income                     (0.20)      (0.44)     (0.40)     (0.32)     (0.42)       (0.34)        (0.42)
  Return of capital                --          --         --         --         --        (0.07)        (0.14)
                              -------     -------    -------    -------    -------      -------        ------
Total dividends and
  distributions                 (0.20)      (0.44)     (0.40)     (0.32)     (0.42)       (0.41)        (0.56)
                              -------     -------    -------    -------    -------      -------        ------
Net asset value at end of
  period                      $  8.78     $  8.99    $  8.89    $  8.78    $  8.99      $  8.75        $ 7.95
                              =======     =======    =======    =======    =======      =======        ======
Total investment return
  (b)                           (0.07%)(c)   6.23%      6.01%      1.23%      7.68%       15.55%(c)      3.99%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income          4.43% +     4.26%      3.85%      3.57%      3.73%        4.84%+        6.20%
  Net expenses                   2.07% +     2.05%      2.05%      2.09%      2.16%        2.21%+        2.24%
  Expenses (before waiver)       2.14% +     2.13%      2.21%      2.15%      2.16%        2.21%+        2.24%
Portfolio turnover rate            29%         64%        87%(d)    105%        84%          80%           84%
Net assets at end of
  period (in 000's)           $13,584     $12,081    $12,355    $14,004    $14,449      $10,573        $5,967




*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
***  Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and assumes the reinvestments of dividends and distributions. Class I shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  The portfolio turnover rate not including mortgage dollar rolls for the year ended October 31, 2006 was 66%.





30    MainStay Diversified Income Fund The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                             CLASS B
      -------------------------------------------------------------------------------------
                                                                 JANUARY 1,
      SIX MONTHS                                                   2003*
         ENDED                                                    THROUGH       YEAR ENDED
       APRIL 30,             YEAR ENDED OCTOBER 31,             OCTOBER 31,    DECEMBER 31,

      -------------------------------------------------------------------------------------
        2008***       2007       2006       2005       2004         2003           2002
        $  8.99     $  8.89    $  8.78    $  8.99    $  8.75      $  7.95         $  8.20
        -------     -------    -------    -------    -------      -------         -------
           0.19        0.38       0.34       0.32       0.33         0.34            0.49

          (0.16)       0.20       0.18      (0.25)      0.39         0.86           (0.03)

          (0.04)      (0.04)     (0.01)      0.04      (0.06)        0.01           (0.15)
        -------     -------    -------    -------    -------      -------         -------
          (0.01)       0.54       0.51       0.11       0.66         1.21            0.31
        -------     -------    -------    -------    -------      -------         -------

          (0.20)      (0.44)     (0.40)     (0.32)     (0.42)       (0.34)          (0.42)
             --          --         --         --         --        (0.07)          (0.14)
        -------     -------    -------    -------    -------      -------         -------
          (0.20)      (0.44)     (0.40)     (0.32)     (0.42)       (0.41)          (0.56)
        -------     -------    -------    -------    -------      -------         -------
        $  8.78     $  8.99    $  8.89    $  8.78    $  8.99      $  8.75         $  7.95
        =======     =======    =======    =======    =======      =======         =======
           0.04%(c)    6.23%      6.01%      1.23%      7.68%       15.55%(c)        3.99%


           4.42%+      4.26%      3.85%      3.57%      3.73%        4.84%+          6.20%
           2.07%+      2.05%      2.05%      2.09%      2.16%        2.21%+          2.24%
           2.14%+      2.13%      2.21%      2.15%      2.16%        2.21%+          2.24%
             29%         64%        87%(d)    105%        84%          80%             84%
        $25,383     $28,069    $34,148    $71,515    $77,933      $73,799         $55,842




                             CLASS I
      -----------------------------------------------------
                                                 JANUARY 2,
      SIX MONTHS                                   2004**
         ENDED                                    THROUGH
       APRIL 30,     YEAR ENDED OCTOBER 31,     OCTOBER 31,

      -----------------------------------------------------
        2008***     2007     2006       2005        2004
        $ 9.02     $ 8.91   $ 8.81     $ 9.02      $ 8.96
        ------     ------   ------     ------      ------
          0.24       0.48     0.43       0.42        0.33
         (0.16)      0.21     0.18      (0.25)       0.16

         (0.04)     (0.04)   (0.01)      0.04       (0.02)
        ------     ------   ------     ------      ------
          0.04       0.65     0.60       0.21        0.47
        ------     ------   ------     ------      ------

         (0.25)     (0.54)   (0.50)     (0.42)      (0.41)
            --         --       --         --          --
        ------     ------   ------     ------      ------
            --         --       --         --          --
        ------     ------   ------     ------      ------
        $ 8.81     $ 9.02   $ 8.91     $ 8.81      $ 9.02
        ======     ======   ======     ======      ======
          0.49%(c)   7.50%    7.09%      2.32%       5.44%(c)

          5.53%+     5.37%    4.94%      4.69%       4.77%+
          0.96%+     0.96%    0.96%      0.97%       1.12%+
          1.00%+     1.04%    1.12%      1.03%       1.12%+
            29%        64%      87%(d)    105%         84%
        $  273     $  262   $  199     $  232      $   72




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              31

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and comprises twenty-one funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Diversified Income Fund (the "Fund"), a diversified fund.

The Fund currently offers five classes of shares. Class A shares and Class B shares commenced on February 28, 1997. Class C shares commenced on September 1, 1998. Class I shares commenced on January 2, 2004. Investor Class shares commenced on February 28, 2008. Investor Class and Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to provide current income and competitive overall return by investing primarily in domestic and foreign debt securities.

The Fund invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager, (as defined in Note 3), in consultation with a Fund's Subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with a Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business.

Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations.

Loans are valued at the average of bid quotations obtained from a pricing service. The Trust has engaged an independent pricing service to provide market value quotations from dealers in loans. As of April 30, 2008, 100% of total investments in loans were valued based on prices from such services.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of


32    MainStay Diversified Income Fund
purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor (if applicable), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2008, the Fund held securities with a value of $298,293 that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3, conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Fund's 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3, determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors including, but not limited to, ongoing analyses of tax laws and regulations, and interpretations, thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

The investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the

                                                   mainstayinvestments.com    33
respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, the Fund foregoes the opportunity for capital appreciation above the exercise price should the price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written. When writing a covered call option, the Fund, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as the obligation as the writer continues, has retained the risk of loss should the price of the underlying security decline. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

(H) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan assignments and loan participations. Loan assignments and participations are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loan assignments and participations are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate ("LIBOR").

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower ("intermediate participants"). In the event that the borrower, selling participant or intermediate participants becomes insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are recorded in memorandum accounts.

(I) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency


34    MainStay Diversified Income Fund
forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations. (See Note 5.)

(J) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(K) MORTGAGE DOLLAR ROLLS. The Fund enters into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(L) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(M) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 5.)

(N) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.


                                                   mainstayinvestments.com    35

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

The Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.60% on assets up to $500 million and 0.55% on assets in excess of $500 million.

Effective April 1, 2008 (February 28, 2008 for Investor Class), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.40%; Class A, 1.30%; Class B, 2.15%; Class C, 2.15%; and Class I, 0.96%. These expense limitations may be modified or terminated only with the approval of the Board of Trustees. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the six months ended April 30, 2008, NYLIM earned fees from the Fund in the amount of $327,368 and waived its fees in the amount of $33,550.

As of April 30, 2008, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

                          OCTOBER 31,
 2008*               2009             2010             2011             TOTAL
$19,479               $190,789          $93,916          $33,550         $337,734
---------------------------------------------------------------------------------



* The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

Between August 1, 2007 and April 1, 2008, NYLIM had a written expense limitation agreement under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses did not exceed the following amounts of average daily net assets for each class: Class A, 1.30%; Class B, 2.05%; Class C, 2.05%; and Class I, 0.96%. Prior to August 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.

State Street Bank and Trust Company ("SSBT"), 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, SSBT is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted a distribution plan (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class and Class A shares, which is an expense of the Investor Class and Class A shares of the Fund, for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.



36    MainStay Diversified Income Fund

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $670 and $10,905, respectively for the six months ended April 30, 2008. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $250, $16,625 and $1,171, respectively, for the six months ended April 30, 2008.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the six months ended April 30, 2008, amounted to $137,482.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(F) CAPITAL. At April 30, 2008, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Investor Class                    $   25,078    0.2%
---------------------------------------------------
Class A                            8,680,073   14.6
---------------------------------------------------
Class C                                  112    0.0*
---------------------------------------------------
Class I                                1,195    0.4
---------------------------------------------------



* Less than one-tenth of a percent.

(G) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the six months ended April 30, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $1,774.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $18,717 for the six months ended April 30, 2008.

NOTE 4--FEDERAL INCOME TAX:

At October 31, 2007, for federal income tax purposes, capital loss carryforwards of $4,317,631 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

       CAPITAL LOSS                  AMOUNT
    AVAILABLE THROUGH                (000'S)
          2008                       $  319
          2009                          864
          2010                        1,161
          2011                          524
          2014                        1,450
----------------------------------------------------
                                     $4,318
----------------------------------------------------



The tax character of distributions paid during the year ended October 31, 2007 shown in the Statement of Changes in Net Assets, was as follows:

                                            2007
Distribution paid from:
  Ordinary Income                     $5,949,974
------------------------------------------------





                                                   mainstayinvestments.com    37

NOTE 5--FOREIGN CURRENCY FORWARD CONTRACTS AND RESTRICTED SECURITIES:

Foreign currency forward contracts open at April 30, 2008:

                                                            CONTRACT    CONTRACT        UNREALIZED
                                                              AMOUNT      AMOUNT     APPRECIATION/
                                                           PURCHASED        SOLD    (DEPRECIATION)
Foreign Currency Buy Contracts
--------------------------------------------------------------------------------------------------
Indian Rupee vs. U.S. Dollar, expiring 10/7/08     INR    23,569,650    $585,000           $(7,842)
--------------------------------------------------------------------------------------------------
Indonesian Rupiah vs. U.S. Dollar, expiring
  7/14/08                                          IDR 5,709,000,000     600,000            12,654
--------------------------------------------------------------------------------------------------
Turkish Lira vs. U.S. Dollar, expiring 5/5/08      TRY       164,938     136,787            (7,619)
--------------------------------------------------------------------------------------------------




                                                            CONTRACT     CONTRACT
                                                              AMOUNT       AMOUNT
                                                                SOLD    PURCHASED
Foreign Currency Sale Contracts
------------------------------------------------------------------------------------------------
Euro Dollar vs. U.S. Dollar, expiring 5/27/08       E      5,511,567   $8,804,828        206,575
------------------------------------------------------------------------------------------------
Indonesian Rupiah vs. U.S. Dollar, expiring
  7/14/08                                           IDR5,709,000,000      612,225           (430)
------------------------------------------------------------------------------------------------
Pound Sterling vs. U.S. Dollar, expiring 5/12/08    L        594,270    1,167,205        (13,597)
------------------------------------------------------------------------------------------------
Pound Sterling vs. U.S. Dollar, expiring 5/27/08    L        625,359    1,246,357          5,018
------------------------------------------------------------------------------------------------
Turkish Lira vs. U.S. Dollar, expiring 5/5/08       TRY      164,938      122,430         (6,738)
------------------------------------------------------------------------------------------------
Unrealized appreciation on foreign currency
  forward contracts                                                                     $188,021
------------------------------------------------------------------------------------------------



Foreign currency held at April 30, 2008:

            CURRENCY                 COST      VALUE
Argentinian Peso    ARS 28,422    $ 9,209    $ 8,984
Egyptian Pound      EGP  7,257      1,317      1,352
----------------------------------------------------
                                  $10,526    $10,336
----------------------------------------------------



Restricted securities held at April 30, 2008:

                                                      SHARES/PRINCIPAL
                                         DATE(S) OF      AMOUNT/NUMBER               4/30/08   PERCENTAGE OF NET
 SECURITY                               ACQUISITION        OF WARRANTS       COST      VALUE              ASSETS
At Home Corp.
  Convertible Bond                          7/25/01            504,238   $  8,348   $     50                 0.0(a)%
----------------------------------------------------------------------------------------------------------------
Haights Cross Communications, Inc.
  Common Stock                              8/31/07             15,988    181,730    154,284                 0.1
  Warrants                                  8/31/07                223         36      2,150                 0.0(a)
----------------------------------------------------------------------------------------------------------------
North Atlantic Trading Co., Inc.
  Common Stock                              4/21/04                522          5          5                 0.0(a)
----------------------------------------------------------------------------------------------------------------
QuadraMed Corp.
  Convertible Preferred Stock               6/16/04             10,400    253,700    223,600                 0.2
----------------------------------------------------------------------------------------------------------------
                                                                         $443,819   $380,089                 0.3%
----------------------------------------------------------------------------------------------------------------



(a) Less than one-tenth of a percent.



38    MainStay Diversified Income Fund

NOTE 6--CUSTODIAN:

SSBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds pay a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which serves as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six months ended April 30, 2008.

NOTE 8--PURCHASES AND SALES OF
SECURITIES (IN 000'S):

During the six months ended April 30, 2008, purchases and sales of U.S. Government securities were $4,927 and $6,822, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $24,581 and $24,622, respectively.


                                                   mainstayinvestments.com    39

NOTE 9--CAPITAL SHARE TRANSACTIONS:

 INVESTOR CLASS                   SHARES        AMOUNT
Period ended April 30, 2008*:
Shares sold                       26,113   $   230,468
Shares issued to shareholders
  in reinvestment of
  dividends                        4,586        40,579
Shares redeemed                  (49,290)     (434,392)
                               -----------------------
Net decrease in shares
  outstanding before
  conversion                     (18,591)     (163,345)
Shares converted from Class A
  (See Note 1)                 1,217,490    10,640,862
Shares converted from Class B
  (See Note 1)                     6,894        60,528
                               -----------------------
Net increase                   1,205,793   $10,538,045
                               =======================



* Investor Class shares were first offered on February 28, 2008

 CLASS A                          SHARES         AMOUNT
Six months ended April 30,
  2008:
Shares sold                      963,759   $  8,532,109
Shares issued to
  shareholders in
  reinvestment of dividends      158,708      1,402,321
Shares redeemed                 (898,689)    (7,945,306)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                     223,778      1,989,124
Shares reacquired upon
  conversion into Investor
  Class (See Note 1)          (1,223,088)   (10,640,862)
Shares converted from Class
  B
  (See Note 1)                   134,711      1,187,951
                              -------------------------
Net decrease                    (864,599)  $ (7,463,787)
                              =========================
Year ended October 31, 2007:
Shares sold                    1,149,704   $ 10,304,191
Shares issued to
  shareholders in
  reinvestment of dividends      327,021      2,928,502
Shares redeemed               (1,646,829)   (14,791,791)
                              -------------------------
Net decrease in shares
  outstanding before
  conversion                    (170,104)    (1,559,098)
Shares converted from Class
  B
  (See Note 1)                   427,323      3,826,085
                              -------------------------
Net increase                     257,219   $  2,266,987
                              =========================




 CLASS B                          SHARES        AMOUNT
Six months ended April 30,
  2008:
Shares sold                      323,167   $ 2,854,022
Shares issued to shareholders
  in reinvestment of dividends    51,898       457,382
Shares redeemed                 (464,914)   (4,095,432)
                                ----------------------
Net decrease in shares
  outstanding before
  conversion                     (89,849)     (784,028)
Shares reacquired upon
  conversion into Class A (See
  Note 1)                       (135,171)   (1,187,951)
Shares reacquired upon
  conversion into Investor
  Class (See Note 1)              (6,949)      (60,528)
                                ----------------------
Net decrease                    (231,969)  $(2,032,507)
                                ======================
Year ended October 31, 2007:
Shares sold                      413,771   $ 3,700,995
Shares issued to shareholders
  in reinvestment of dividends   127,495     1,139,305
Shares redeemed                 (833,891)   (7,460,313)
                                ----------------------
Net decrease in shares
  outstanding before
  conversion                    (292,625)   (2,620,013)
Shares reacquired upon
  conversion into Class A (See
  Note 1)                       (428,453)   (3,826,085)
                                ----------------------
Net decrease                    (721,078)  $(6,446,098)
                                ======================




 CLASS C                           SHARES        AMOUNT
Six months ended April 30,
  2008:
Shares sold                       471,135   $ 4,162,630
Shares issued to shareholders
  in reinvestment of
  dividends                        23,047       202,916
Shares redeemed                  (291,036)   (2,552,121)
                               ------------------------
Net increase                      203,146   $ 1,813,425
                               ========================
Year ended October 31, 2007:
Shares sold                     1,011,064   $ 8,957,253
Shares issued to shareholders
  in reinvestment of
  dividends                        47,679       425,175
Shares redeemed                (1,105,039)   (9,869,120)
                               ------------------------
Net decrease                      (46,296)  $  (486,692)
                               ========================




 CLASS I                          SHARES     AMOUNT
Six months ended April 30, 2008:
Shares sold                        6,778   $ 60,226
Shares issued to shareholders in
  reinvestment of dividends          803      7,097
Shares redeemed                   (5,621)   (49,689)
                                  -----------------
Net increase                       1,960   $ 17,634
                                  =================
Year ended October 31, 2007:
Shares sold                        8,384   $ 75,540
Shares issued to shareholders in
  reinvestment of dividends        1,483     13,279
Shares redeemed                   (3,212)   (28,812)
                                  -----------------
Net increase                       6,655   $ 60,007
                                  =================



NOTE 10--OTHER MATTERS:

In 2004 the Securities and Exchange Commission ("SEC") raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to that fund's shareholders. Discussions are in progress with the SEC staff concerning a resolution of this matter.

NOTE 11--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value


40    MainStay Diversified Income Fund

Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2008, the Fund does not believe the adoption of SFAS No. 15, effective for the Fund for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.


                                                   mainstayinvestments.com    41

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or (ii) on the SEC's website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).




42    MainStay Diversified Income Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY LARGE CAP OPPORTUNITY FUND(2)
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP OPPORTUNITY FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND(2)
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-AO13193              (RECYCLE LOGO)         MS156-08         MSDI10-06/08
                                                                          16

(MAINSTAY LOGO)


                 MAINSTAY

                 MAP FUND



                 Message from the President

                 and

                 Semiannual Report

                 Unaudited

                 April 30, 2008

MESSAGE FROM

THE PRESIDENT


Stock and bond investors alike faced a series of challenges during the six months ended April 30, 2008. Lower real estate prices, slowing construction activity and weak consumer spending all took a toll on the U.S. economy. Growth in real gross national product declined dramatically in the fourth quarter of 2007 and, according to preliminary estimates, recovered only slightly in the first quarter of 2008.

Many financial institutions faced substantial write-downs on subprime mortgages and other lower-quality loans. As banks began to tighten their lending requirements, homeowners and businesses found it more difficult to raise needed capital. Recognizing the need for additional liquidity, the Federal Open Market Committee lowered the federal funds target rate and announced various programs to provide additional liquidity for financial institutions.

As the subprime mortgage crisis escalated, bond investors moved away from higher-risk debt securities toward the relative safety of U.S. Treasury issues. Caution also gripped the equity market as many investors shifted assets into sectors that tend to remain stable in periods of economic weakness.

Bonds generally fared much better than stocks during the six months ended April 30, 2008. All major U.S. stock market indexes declined over the same period, but small-capitalization stocks suffered the most. Among mid-cap and large-cap stocks, growth-oriented issues outperformed value-oriented ones. The market, which steadily declined until early March, closed the period with a modest upturn.

What is the best way to weather difficult markets? At MainStay, we believe that the consistent application of time-tested investment principles makes sense for investors with a long-term time horizon. All of our portfolio managers are aware of the forces that affected the markets during the six-month reporting period. Some may have significantly altered Fund positions to accommodate shifting market dynamics. Others may have simply stayed the course, with only minor portfolio adjustments. By paying close attention to the investment objectives and strategies of the respective Funds they manage, our portfolio managers seek to optimize performance over the long term.

The report that follows provides further details about the market forces and management decisions that affected your investment in MainStay Funds from November 1, 2007, through April 30, 2008. We hope that as you review these short-term results, you will maintain the long-term perspective that sound investing calls for in a shifting economic and market environment.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President




                        Not part of the Semiannual Report

(MAINSTAY LOGO)


                 MAINSTAY

                 MAP FUND



                 MainStay Funds

                 Semiannual Report

                 Unaudited

                 April 30, 2008

TABLE OF CONTENTS



SEMIANNUAL REPORT
---------------------------------------------

INVESTMENT AND PERFORMANCE COMPARISON       5
---------------------------------------------

PORTFOLIO MANAGEMENT DISCUSSION AND
ANALYSIS                                   10
---------------------------------------------

PORTFOLIO OF INVESTMENTS                   12
---------------------------------------------

FINANCIAL STATEMENTS                       17
---------------------------------------------

NOTES TO FINANCIAL STATEMENTS              23
---------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND
PROXY VOTING RECORD                        30
---------------------------------------------

SHAREHOLDER REPORTS AND QUARTERLY
PORTFOLIO DISCLOSURE                       30

INVESTMENT AND PERFORMANCE COMPARISON*


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.


INVESTOR CLASS SHARES(1)--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE      SINCE
TOTAL RETURNS              MONTHS     YEAR    YEARS    INCEPTION
----------------------------------------------------------------
With sales charges         -13.40%   -8.35%   13.42%      8.12%
Excluding sales charges     -8.36    -3.02    14.71       8.81




(PERFORMANCE GRAPH)                                         (With sales charges)


                            MAINSTAY MAP    RUSSELL 3000    S&P 500
                                FUND            INDEX        INDEX
                            ------------    ------------    -------
6/9/99                           9450           10000        10000
                                10932           11375        11143
                                12146            9901         9697
                                11864            8839         8473
                                10089            7602         7345
                                13634            9511         9026
                                14828           10175         9598
                                18218           12015        11077
                                20663           13754        12765
4/30/08                         20040           13045        12168







CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE      SINCE
TOTAL RETURNS              MONTHS     YEAR    YEARS    INCEPTION
----------------------------------------------------------------
With sales charges         -13.45%   -8.41%   13.41%      8.12%
Excluding sales charges     -8.41    -3.07    14.70       8.80




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                         MAINSTAY MAP    RUSSELL 3000    S&P 500
                             FUND            INDEX        INDEX
                         ------------    ------------    -------
6/9/99                       23625           25000        25000
                             27331           28438        27857
                             30366           24754        24243
                             29660           22098        21182
                             25221           19006        18363
                             34084           23779        22564
                             37069           25437        23995
                             45546           30037        27694
                             51658           34386        31913
4/30/08                      50070           32613        30421






CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE      SINCE
TOTAL RETURNS              MONTHS     YEAR    YEARS    INCEPTION
----------------------------------------------------------------
With sales charges         -12.76%   -8.04%   13.61%      8.00%
Excluding sales charges     -8.75    -3.82    13.85       8.00




                                                            (With sales charges)
(PERFORMANCE GRAPH)

              MAINSTAY MAP    RUSSELL 3000    S&P 500
                  FUND            INDEX        INDEX
              ------------    ------------    -------
6/9/99            10000           10000        10000
                  11502           11375        11143
                  12681            9901         9697
                  12291            8839         8473
                  10372            7602         7345
                  13917            9511         9026
                  15020           10175         9598
                  18320           12015        11077
                  20628           13754        12765
4/30/08           19841           13045        12168






* Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges explained in this paragraph, change in share price, and reinvestment of dividend and capital-gain distributions. The graphs assume an initial investment of $25,000 for Class A shares and $10,000 for all other classes and reflect the deduction of all sales charges that would have applied for the period of investment. Investor Class shares and Class A shares are sold with a maximum initial sales charge of 5.50% and an annual 12b-1 fee of 0.25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge ("CDSC") of up to 5.00%, if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge are subject to a CDSC of 1.00%, if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee and are generally available to corporate and institutional investors and individual investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of 0.25%. Class R1 and R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements. Class R3 shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of 0.50% and are available in certain individual retirement accounts or in certain

THE DISCLOSURE AND FOOTNOTES ON THE FOLLOWING TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE      SINCE
TOTAL RETURNS              MONTHS     YEAR    YEARS    INCEPTION
----------------------------------------------------------------
With sales charges          -9.55%   -4.66%   13.85%      8.00%
Excluding sales charges     -8.75    -3.82    13.85       8.00




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                            MAINSTAY MAP    RUSSELL 3000    S&P 500
                                FUND            INDEX        INDEX
                            ------------    ------------    -------
6/9/99                          10000           10000        10000
                                11502           11375        11143
                                12681            9901         9697
                                12291            8839         8473
                                10372            7602         7345
                                13917            9511         9026
                                15020           10175         9598
                                18320           12015        11077
                                20628           13754        12765
4/30/08                         19841           13045        12168






CLASS I SHARES(2)--MAXIMUM 4.75% INITIAL SALES CHARGE THROUGH 6/8/99
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SIX      ONE      FIVE     TEN
TOTAL RETURNS              MONTHS     YEAR    YEARS    YEARS
------------------------------------------------------------
With sales charges          -8.25%   -2.75%   15.09%    8.91%
Excluding sales charges     -8.25    -2.75    15.09     9.44




                                                            (With sales charges)
(PERFORMANCE GRAPH)

                         MAINSTAY MAP    RUSSELL 3000    S&P 500
                             FUND            INDEX        INDEX
                         ------------    ------------    -------
4/30/98                      10000           10000        10000
                             11051           11375        11143
                             13124            9901         9697
                             14614            8839         8473
                             14312            7602         7345
                             12204            9511         9026
                             16538           10175         9598
                             18056           12015        11077
                             22282           13754        12765
                             25346           13045        12168
4/30/08                      23478           15210        14651






CLASS R1 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX      ONE      FIVE      SINCE
TOTAL RETURNS     MONTHS     YEAR    YEARS    INCEPTION
-------------------------------------------------------
                   -8.31%   -2.86%   14.96%      9.02%




(PERFORMANCE GRAPH)

              MAINSTAY MAP    RUSSELL 3000    S&P 500
                  FUND            INDEX        INDEX
              ------------    ------------    -------
6/9/99            10000           10000        10000
                  11584           11375        11143
                  12892            9901         9697
                  12612            8839         8473
                  10741            7602         7345
                  14537            9511         9026
                  15847           10175         9598
                  19535           12015        11077
                  22199           13754        12765
4/30/08           21564           13045        12168





   retirement plans. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the contract if such action does not cause the Fund to exceed existing limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. On 6/9/99, MAP-Equity Fund was reorganized as MainStay MAP Fund Class I shares.
1. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares from January 1, 1998, through February 27, 2008, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for the Investor Class shares might have been lower.
2. Performance figures for Class I shares, first offered on June 9, 1999, include the historical performance of the MAP-Equity Fund shares (a predecessor to the Fund) from January 1, 1998, through June 8, 1999. Unadjusted, the performance shown for the Class I shares might have been lower.
3. Performance figures for Class R1 and R2 shares, each of which was first offered to the public on January 2, 2004, include the historical performance of Class A shares from inception (June 9, 1999) through December 31, 2003, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for the Class R1 and R2 shares might have been lower.
4. Performance figures for Class R3 shares, which were first offered to the public on April 28, 2006, include the historical performance of Class A shares from inception through April 27, 2006, adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for the Class R3 shares might have been lower.

THE DISCLOSURE ON THE PRECEDING PAGE AND THE FOOTNOTES ON THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.



6    MainStay MAP Fund

CLASS R2 SHARES(3)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX      ONE      FIVE      SINCE
TOTAL RETURNS     MONTHS     YEAR    YEARS    INCEPTION
-------------------------------------------------------
                   -8.35%   -3.01%   14.70%      8.76%




(PERFORMANCE GRAPH)

                            MAINSTAY MAP    RUSSELL 3000    S&P 500
                                FUND            INDEX        INDEX
                            ------------    ------------    -------
6/9/99                          10000           10000        10000
                                11560           11375        11143
                                12829            9901         9697
                                12519            8839         8473
                                10635            7602         7345
                                14355            9511         9026
                                15608           10175         9598
                                19194           12015        11077
                                21764           13754        12765
4/30/08                         21110           13045        12168






CLASS R3 SHARES(4)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL      SIX      ONE      FIVE      SINCE
TOTAL RETURNS     MONTHS     YEAR    YEARS    INCEPTION
-------------------------------------------------------
                   -8.51%   -3.29%   14.35%      8.45%




(PERFORMANCE GRAPH)

                     MAINSTAY MAP    RUSSELL 3000    S&P 500
                         FUND            INDEX        INDEX
                     ------------    ------------    -------
4/30/99                  10000           10000        10000
                         11532           11375        11143
                         12768            9901         9697
                         12428            8839         8473
                         10531            7602         7345
                         14182            9511         9026
                         15370           10175         9598
                         18819           12015        11077
                         21287           13754        12765
4/30/08                  20588           13045        12168






 BENCHMARK PERFORMANCE                     SIX      ONE      FIVE      SINCE
                                         MONTHS     YEAR    YEARS    INCEPTION
------------------------------------------------------------------------------
Russell 3000(R) Index(5)                  -9.82%   -5.16%   11.40%      3.02%
S&P 500(R) Index(6)                       -9.64    -4.68    10.62       2.22
Average Lipper multi-cap core fund(7)    -10.27    -4.53    11.21       4.36




5. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index. The Russell 3000(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
6. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE TWO PRECEDING PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    7

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MAP FUND
--------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2007, to April 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2007, to April 30, 2008.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended April 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                             ENDING ACCOUNT
                                             ENDING ACCOUNT                   VALUE (BASED
                                              VALUE (BASED                   ON HYPOTHETICAL
                                BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                 ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                  VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                    11/1/07(3)        4/30/08       PERIOD(1)         4/30/08        PERIOD(1)
INVESTOR CLASS SHARES(2)        $1,000.00       $1,015.50        $2.25          $1,006.23         $ 2.24
---------------------------------------------------------------------------------------------------------
CLASS A SHARES                  $1,000.00       $  915.90        $6.00          $1,018.60         $ 6.32
---------------------------------------------------------------------------------------------------------
CLASS B SHARES                  $1,000.00       $  912.50        $9.65          $1,014.77         $10.17
---------------------------------------------------------------------------------------------------------
CLASS C SHARES                  $1,000.00       $  912.50        $9.65          $1,014.77         $10.17
---------------------------------------------------------------------------------------------------------
CLASS I SHARES                  $1,000.00       $  917.50        $4.39          $1,020.29         $ 4.62
---------------------------------------------------------------------------------------------------------
CLASS R1 SHARES                 $1,000.00       $  916.90        $4.86          $1,019.79         $ 5.12
---------------------------------------------------------------------------------------------------------
CLASS R2 SHARES                 $1,000.00       $  916.50        $6.05          $1,018.55         $ 6.37
---------------------------------------------------------------------------------------------------------
CLASS R3 SHARES                 $1,000.00       $  914.90        $7.24          $1,017.30         $ 7.62
---------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.32% for Investor Class, 1.26% for Class A, 2.03% for Class B and Class C, 0.92% for Class I, 1.02% for Class R1, 1.27% for Class R2 and 1.52% for Class
   R3) multiplied by the average account value over the period, divided by 366 and multiplied by 182 days for Classes A, B, C, I, R1, R2 and R3 (to reflect the one-half year period) and 62 days for Investor Class (to reflect the since-inception period).
2. Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2008. Had these shares been offered for the full six-month period ended April 30, 2008, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $6.62 and the ending account value would have been $1,018.30.
3. Investor Class shares commenced operations on February 28, 2008.




8    MainStay MAP Fund

PORTFOLIO COMPOSITION AS OF APRIL 30, 2008

(COMPOSITION PIE CHART)

Common Stocks                                   96.0
Short-Term Investments (collateral from
  securities lending is 4.4%)                    7.3
Convertible Preferred Stock                      0.1
Convertible Bond                                 0.0*
Corporate Bond                                   0.0*
Warrants                                         0.0*
Liabilities in Excess of Cash and Other
  Assets                                        (3.4)






* Less than one-tenth of a percent.

See Portfolio of Investments on page 12 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF APRIL 30, 2008 (EXCLUDING SHORT-TERM INVESTMENTS)


 1.  General Electric Co.
 2.  E.I. du Pont de Nemours & Co.
 3.  Procter & Gamble Co. (The)
 4.  AT&T, Inc.
 5.  JPMorgan Chase & Co.
 6.  Wyeth
 7.  Cisco Systems, Inc.
 8.  Baker Hughes, Inc.
 9.  Vodafone Group PLC, ADR
10.  Wells Fargo & Co.






                                                    mainstayinvestments.com    9

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS MICHAEL J. MULLARKEY, ROGER LOB AND CHRISTOPHER MULLARKEY OF FUND SUBADVISOR MARKSTON INTERNATIONAL LLC AND BY PORTFOLIO MANAGERS JERROLD K. SENSER, CFA, AND THOMAS R. WENZEL, CFA, OF FUND SUBADVISOR INSTITUTIONAL CAPITAL LLC.

HOW DID MAINSTAY MAP FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE SIX MONTHS ENDED APRIL 30, 2008?

Excluding all sales charges, MainStay MAP Fund returned -8.36% for Investor Class shares,(1) -8.41% for Class A shares, -8.75% for Class B shares and -8.75% for Class C shares for the six months ended April 30, 2008. Over the same period, the Fund's Class I shares returned -8.25%, Class R1 returned -8.31%, Class R2 shares returned -8.35% and Class R3 shares returned -8.51%. All share classes outperformed the -10.27% return of the average Lipper(2) multi-cap core fund and the -9.82% return of the Russell 3000(R) Index(3) for the six months ended April 30, 2008. The Russell 3000(R) Index is the Fund's broad-based securities-market index. See pages 5 and 6 for Fund returns with sales charges.

WHAT KEY FACTORS AFFECTED THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

Markston International:
In our portion of the Fund, outperformance of the Fund's peers and the Russell 3000(R) Index resulted largely from adequate cash positions in the fourth quarter of 2007. We also avoided particularly troublesome issues in the financials and consumer discretionary sectors.

ICAP:
Our portion of the Fund had strong stock selection relative to the benchmark in energy and financials. Offsetting that was weak stock selection in the health care, consumer discretionary, and information technology sectors. During the reporting period, our sector weightings contributed positively to the performance of our portion of the Fund relative to the S&P 500(R) Index. The net result was that our portion of the Fund slightly underperformed the S&P 500(R) Index(4) during the reporting period.


DURING THE REPORTING PERIOD, WHICH SECTORS MADE THE GREATEST CONTRIBUTIONS TO PERFORMANCE IN YOUR PORTION OF THE FUND AND WHICH SECTORS WERE THE GREATEST DETRACTORS?

Markston International:
In our portion of the Fund, energy stocks performed well on an absolute basis, as the price of oil continued to rise despite reduced demand from the United States. Agriculture-related stocks also performed well on strong demand from the rest of the world. On an absolute basis, the weakest-performers in our portion of the Fund were financial and housing stocks. Our holdings in the information technology sector were mixed. Some materially advanced, while others declined.

ICAP:
Relative to the S&P 500(R) Index, energy, financial and materials sectors were the best-performing sectors in our portion of the Fund. Health care, consumer discretionary and information technology were our worst-performing sectors relative to the S&P 500(R) Index.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE STRONG CONTRIBUTORS TO PERFORMANCE IN YOUR PORTION OF THE FUND AND WHICH STOCKS DETRACTED?

Markston International:
Strong contributors in our portion of the Fund included Devon Energy, Apache and Apple. Both Devon Energy and Apache performed well owing to higher oil prices. Apple performed well because we purchased the shares at an attractive price and the company continued to increase its market share in phones and computers.

Stocks that detracted from performance included Morgan Stanley, American Express and Citigroup. Each of these companies suffered from the ongoing credit crisis. Both Morgan Stanley and Citigroup also


Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Fund's holdings. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or they may even go down in value. Issuers of convertible securities may not be as financially strong as issuers of securities with higher credit ratings and may be more vulnerable to changes in the economy. If an issuer stops making interest payments, principal payments or both on its convertible securities, these securities may become worthless and the Fund could lose its entire investment in them. The Fund may experience a portfolio turnover of more than 100% and may generate taxable short-term capital gains.

1. Performance for Investor Class shares prior to 2/28/08, the date the shares were first offered, includes the historical performance of Class A shares adjusted to reflect the differences in certain contractual fees and expenses for such shares. Unadjusted, the performance shown for Investor Class shares might have been lower.
2. See footnote on page 7 for more information on Lipper Inc.
3. See footnote on page 7 for more information on the Russell 3000(R) Index.
4. See footnote on page 7 for more information on the S&P 500(R) Index. The S&P 500(R) Index is a secondary benchmark of the Fund.


10    MainStay MAP Fund
needed to raise additional capital during the reporting period, which diluted their shares.

ICAP:
In our portion of the Fund, Occidental Petroleum, XTO Energy and JPMorgan Chase were the strongest contributors to absolute performance. The holdings that detracted the most from absolute performance were Merck & Co., Motorola and Morgan Stanley. The Fund reduced its position in Occidental Petroleum as the stock approached our target price. We eliminated our positions in Motorola and Morgan Stanley when their fundamental outlook deteriorated, triggering our sell discipline.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES IN YOUR PORTION OF THE FUND DURING THE REPORTING PERIOD?

Markston International:
During the reporting period, we initiated a position in Apple. We were attracted to the stock because Apple's major products, notably the Mac computer and the iPhone, continued to take market share from competitors. We also purchased Home Depot on the belief that once the housing market improves, the company will directly benefit from larger-ticket purchases. We pared back our position in Amgen because of looming competition from producers of generic pharmaceuticals. We also sold some of the Fund's position in Yahoo! after Microsoft made an unsuccessful bid for the company.

ICAP:
During the period, we initiated a position in Goldman Sachs Group following the Bear Stearns debacle, when general weakness in brokers' shares provided attractive upside potential in a firm we believe to be the best in its industry. We added Viacom Class B shares at a time when strong results in the company's cable business and in Paramount Pictures were expected to continue. Among the stocks that we eliminated during the reporting period were Coca-Cola and Motorola. Coca-Cola posted strong results and hit our price target. Motorola was eliminated when worse-than-expected handset volumes affected our outlook for the company.

DID THE SECTOR WEIGHTINGS IN YOUR PORTION OF THE FUND CHANGE DURING THE REPORTING PERIOD?

Markston International:
During the reporting period, our portion of the Fund added modestly to its consumer discretionary and financials weightings relative to the Russell 3000(R) Index. Over the same period, we modestly reduced our relative weighting in information technology and lowered the cash position in our portion of the Fund. As of April 30, 2008, our portion of the Fund was slightly overweight in financials and materials and slightly underweight in the consumer discretionary and information technology sectors.

ICAP:
Relative to the S&P 500(R) Index, weightings in our portion of the Fund increased substantially in consumer discretionary and energy during the reporting period. Our relative weightings decreased significantly in industrials and materials. As of April 30, 2008, the largest sector overweights relative to the S&P 500(R) Index in our portion of the Fund were in health care and telecommunication services. Our most significant sector underweights were in utilities and information technology. The underweight in utilities slightly hurt performance, but the underweight in information technology helped.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                   mainstayinvestments.com    11

PORTFOLIO OF INVESTMENTS APRIL 30, 2008 UNAUDITED




                                                      SHARES             VALUE
COMMON STOCKS (96.0%)+
------------------------------------------------------------------------------

AEROSPACE & DEFENSE (2.5%)
Boeing Co. (The)                                       93,700   $    7,951,382
GenCorp, Inc. (a)(b)                                  129,500        1,109,815
Hexcel Corp. (a)                                       70,300        1,573,314
Honeywell International, Inc.                          34,800        2,067,120
Lockheed Martin Corp.                                  21,700        2,301,068
Northrop Grumman Corp.                                169,728       12,486,889
Orbital Sciences Corp. (a)                            131,300        3,533,283
Raytheon Co.                                          173,600       11,105,192
                                                                --------------
                                                                    42,128,063
                                                                --------------

AIRLINES (0.3%)
Southwest Airlines Co.                                349,100        4,622,084
                                                                --------------


AUTO COMPONENTS (0.2%)
Goodyear Tire & Rubber Co. (The) (a)                   95,650        2,561,507
                                                                --------------


BEVERAGES (0.8%)
Coca-Cola Co. (The)                                   103,100        6,069,497
PepsiCo, Inc.                                         108,941        7,465,727
                                                                --------------
                                                                    13,535,224
                                                                --------------

BIOTECHNOLOGY (1.6%)
Alkermes, Inc. (a)                                     96,580        1,200,489
Amgen, Inc. (a)                                       126,853        5,311,335
Celgene Corp. (a)                                     115,892        7,201,529
Cubist Pharmaceuticals, Inc. (a)                       39,027          755,563
Genentech, Inc. (a)                                   159,829       10,900,338
Genzyme Corp. (a)                                      18,371        1,292,400
                                                                --------------
                                                                    26,661,654
                                                                --------------

BUILDING PRODUCTS (0.8%)
Masco Corp.                                           704,100       12,821,661
                                                                --------------


CAPITAL MARKETS (3.8%)
Ameriprise Financial, Inc.                             37,460        1,778,975
Bank of New York Mellon Corp. (The)                    18,375          799,864
Goldman Sachs Group, Inc. (The)                       119,600       22,887,852
Jefferies Group, Inc.                                 177,000        3,327,600
Legg Mason, Inc.                                       17,300        1,042,844
Merrill Lynch & Co., Inc.                              83,700        4,170,771
Morgan Stanley                                        390,660       18,986,076
State Street Corp.                                    116,400        8,397,096
Waddell & Reed Financial, Inc. Class A (b)             54,800        1,855,528
                                                                --------------
                                                                    63,246,606
                                                                --------------

CHEMICALS (4.6%)
CF Industries Holdings, Inc.                           38,900        5,200,930
Chemtura Corp.                                         85,300          590,276
V  E.I. du Pont de Nemours & Co.                    1,098,650       53,734,971
Monsanto Co.                                          142,314       16,226,642
Mosaic Co. (The) (a)                                   19,850        2,431,823
                                                                --------------
                                                                    78,184,642
                                                                --------------

COMMERCIAL BANKS (3.0%)
Popular, Inc. (b)                                     428,471        5,343,033
U.S. Bancorp                                          304,700       10,326,283
Wachovia Corp.                                        113,700        3,314,355
V  Wells Fargo & Co.                                1,056,374       31,427,126
                                                                --------------
                                                                    50,410,797
                                                                --------------

COMMERCIAL SERVICES & SUPPLIES (0.6%)
Covanta Holding Corp. (a)                             260,973        6,949,711
Korn/Ferry International (a)                           20,300          378,798
On Assignment, Inc. (a)                                21,800          153,254
PHH Corp. (a)                                          59,320        1,164,452
Waste Management, Inc.                                 44,100        1,592,010
                                                                --------------
                                                                    10,238,225
                                                                --------------

COMMUNICATIONS EQUIPMENT (2.3%)
V  Cisco Systems, Inc. (a)                          1,344,600       34,475,544
Corning, Inc.                                          44,000        1,175,240
Finisar Corp. (a)                                     343,489          463,710
Harris Corp.                                            3,419          184,729
Harris Stratex Networks, Inc. Class A (a)               6,102           57,908
Motorola, Inc.                                         10,100          100,596
NMS Communications Corp. (a)                          157,228          209,113
Nokia OYJ, Sponsored ADR (c)                           50,200        1,509,514
Nortel Networks Corp. (a)                                 547            4,671
Polycom, Inc. (a)(b)                                   21,759          487,402
                                                                --------------
                                                                    38,668,427
                                                                --------------

COMPUTERS & PERIPHERALS (2.8%)
ActivIdentity Corp. (a)                                21,441           49,529
Apple, Inc. (a)                                        78,300       13,620,285
Dell, Inc. (a)                                        161,500        3,008,745
Hewlett-Packard Co.                                   498,200       23,091,570
SanDisk Corp. (a)                                     200,442        5,429,974
Sun Microsystems, Inc. (a)                            140,449        2,199,431
                                                                --------------
                                                                    47,399,534
                                                                --------------

CONSTRUCTION & ENGINEERING (0.5%)
Chicago Bridge & Iron Co. N.V.                         42,000        1,673,280
Jacobs Engineering Group, Inc. (a)                     71,400        6,163,962
                                                                --------------
                                                                     7,837,242
                                                                --------------



 +  Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, as of April 30, 2008, excluding short-term investments. May be subject to change daily.


12    MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.


                                                      SHARES             VALUE
COMMON STOCKS (CONTINUED)
CONSTRUCTION MATERIALS (0.2%)
Vulcan Materials Co. (b)                               38,189   $    2,628,167
                                                                --------------



CONSUMER FINANCE (2.9%)
American Express Co.                                  440,400       21,148,008
Capital One Financial Corp. (b)                       414,300       21,957,900
Discover Financial Services                           322,530        5,873,271
                                                                --------------
                                                                    48,979,179
                                                                --------------

CONTAINERS & PACKAGING (0.0%)++
Smurfit-Stone Container Corp. (a)                       8,050           43,711
                                                                --------------


DIVERSIFIED CONSUMER SERVICES (0.2%)
Coinstar, Inc. (a)                                     92,617        2,953,556
                                                                --------------

DIVERSIFIED FINANCIAL SERVICES (3.5%)
Bank of America Corp.                                  13,724          515,199
CIT Group, Inc. (b)                                    18,900          205,821
Citigroup, Inc.                                       256,300        6,476,701
CME Group, Inc.                                         5,100        2,332,995
V  JPMorgan Chase & Co.                               908,700       43,299,555
Leucadia National Corp. (b)                           116,500        5,967,130
Liberty Media Corp. Capital Class A (a)                49,085          754,436
                                                                --------------
                                                                    59,551,837
                                                                --------------

DIVERSIFIED TELECOMMUNICATION SERVICES (2.9%)
V  AT&T, Inc.                                       1,222,950       47,340,394
Cincinnati Bell, Inc. (a)                             178,750          829,400
Global Crossing, Ltd. (a)(b)                           24,823          415,041
                                                                --------------
                                                                    48,584,835
                                                                --------------

ELECTRIC UTILITIES (1.4%)
ALLETE, Inc.                                            6,500          271,505
American Electric Power Co., Inc.                      46,365        2,069,270
Duke Energy Corp.                                   1,047,600       19,181,556
Westar Energy, Inc.                                   101,700        2,358,423
                                                                --------------
                                                                    23,880,754
                                                                --------------

ELECTRICAL EQUIPMENT (0.2%)
Rockwell Automation, Inc.                              69,000        3,741,870
                                                                --------------


ELECTRONIC EQUIPMENT & INSTRUMENTS (1.6%)
Anixter International, Inc. (a)(b)                      9,000          512,730
Sanmina-SCI Corp. (a)                                 384,039          595,260
Tyco Electronics, Ltd.                                680,789       25,468,316
                                                                --------------
                                                                    26,576,306
                                                                --------------

ENERGY EQUIPMENT & SERVICES (2.9%)
V  Baker Hughes, Inc.                                 409,400       33,112,272
BJ Services Co.                                        71,500        2,021,305
Exterran Holdings, Inc. (a)(b)                         26,000        1,736,540
Hercules Offshore, Inc. (a)(b)                        182,362        4,807,062
Key Energy Services, Inc. (a)                         122,300        1,675,510
Newpark Resources, Inc. (a)                           140,050          768,875
Parker Drilling Co. (a)                                81,600          654,432
Schlumberger, Ltd.                                     28,100        2,825,455
Tidewater, Inc.                                        22,700        1,480,494
                                                                --------------
                                                                    49,081,945
                                                                --------------

FOOD & STAPLES RETAILING (2.2%)
CVS Caremark Corp.                                    652,726       26,350,549
Great Atlantic & Pacific Tea Co., Inc.
  (The) (a)(b)                                         21,913          603,046
Longs Drug Stores Corp.                                11,500          460,690
Walgreen Co.                                          122,200        4,258,670
Wal-Mart Stores, Inc.                                  84,800        4,916,704
                                                                --------------
                                                                    36,589,659
                                                                --------------

FOOD PRODUCTS (0.7%)
Archer-Daniels-Midland Co.                            170,840        7,527,210
Bunge, Ltd. (b)                                        43,800        4,997,142
                                                                --------------
                                                                    12,524,352
                                                                --------------

GAS UTILITIES (0.1%)
National Fuel Gas Co.                                  13,900          711,402
Nicor, Inc. (b)                                        21,050          739,276
                                                                --------------
                                                                     1,450,678
                                                                --------------

HEALTH CARE EQUIPMENT & SUPPLIES (2.0%)
ArthroCare Corp. (a)(b)                                12,210          550,183
Baxter International, Inc.                             30,000        1,869,600
Boston Scientific Corp. (a)                           315,850        4,210,281
Covidien, Ltd.                                        175,589        8,198,250
Gen-Probe, Inc. (a)                                    26,668        1,503,008
Hospira, Inc. (a)                                      86,700        3,567,705
Medtronic, Inc.                                       292,725       14,249,853
SurModics, Inc. (a)(b)                                  8,900          395,783
                                                                --------------
                                                                    34,544,663
                                                                --------------

HEALTH CARE PROVIDERS & SERVICES (1.1%)
Aetna, Inc.                                           329,020       14,345,272
Cardinal Health, Inc.                                  58,170        3,028,912
Humana, Inc. (a)                                       27,100        1,295,109
SunLink Health Systems, Inc. (a)                       48,825          280,744
Universal Health Services, Inc. Class B                 3,000          187,920
                                                                --------------
                                                                    19,137,957
                                                                --------------

HOTELS, RESTAURANTS & LEISURE (1.4%)
InterContinental Hotels Group
  PLC, ADR (c)                                        780,815       12,516,464
Marriott International, Inc. Class A                    9,800          336,140
McDonald's Corp.                                      139,000        8,281,620
Wyndham Worldwide Corp.                               103,540        2,224,039
                                                                --------------
                                                                    23,358,263
                                                                --------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13


                                                      SHARES             VALUE
COMMON STOCKS (CONTINUED)
HOUSEHOLD DURABLES (0.0%)++
Harman International Industries, Inc.                   4,000   $      163,480
Newell Rubbermaid, Inc.                                 9,500          195,035
                                                                --------------
                                                                       358,515
                                                                --------------

HOUSEHOLD PRODUCTS (3.0%)
Colgate-Palmolive Co.                                  26,000        1,838,200
V  Procter & Gamble Co. (The)                         722,650       48,453,683
                                                                --------------
                                                                    50,291,883
                                                                --------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.3%)
AES Corp. (The) (a)                                   127,957        2,221,334
Dynegy, Inc. Class A (a)                              265,700        2,290,334
Mirant Corp. (a)                                       29,700        1,220,967
                                                                --------------
                                                                     5,732,635
                                                                --------------

INDUSTRIAL CONGLOMERATES (5.8%)
3M Co.                                                 39,590        3,044,471
V  General Electric Co.                             1,829,925       59,838,548
Textron, Inc.                                         447,600       27,308,076
Tyco International, Ltd.                              162,689        7,612,218
                                                                --------------
                                                                    97,803,313
                                                                --------------

INSURANCE (4.3%)
ACE, Ltd.                                             373,650       22,527,359
Allstate Corp. (The)                                  171,900        8,656,884
American International Group, Inc.                     80,100        3,700,620
Aon Corp.                                             133,435        6,056,615
Chubb Corp. (The)                                       9,700          513,809
HCC Insurance Holdings, Inc.                           45,400        1,120,472
Marsh & McLennan Cos., Inc.                           110,355        3,044,694
MetLife, Inc.                                         141,290        8,597,497
Phoenix Cos., Inc. (The)                               45,900          596,700
Principal Financial Group, Inc.                        46,800        2,511,288
Travelers Cos., Inc. (The)                            139,210        7,016,184
W.R. Berkley Corp.                                    293,450        7,538,731
                                                                --------------
                                                                    71,880,853
                                                                --------------

INTERNET & CATALOG RETAIL (0.4%)
Liberty Media Corp. Interactive Class A
  (a)                                                 438,790        6,638,893
Stamps.com, Inc. (a)                                   34,099          467,497
                                                                --------------
                                                                     7,106,390
                                                                --------------

INTERNET SOFTWARE & SERVICES (1.9%)
eBay, Inc. (a)                                        182,025        5,695,562
Internet Capital Group, Inc. (a)                       23,400          235,170
S1 Corp. (a)                                          235,722        1,593,481
VeriSign, Inc. (a)(b)                                 486,198       17,527,438
Yahoo!, Inc. (a)                                      237,576        6,511,958
                                                                --------------
                                                                    31,563,609
                                                                --------------

IT SERVICES (0.2%)
Computer Sciences Corp. (a)                            37,400        1,630,266
Electronic Data Systems Corp.                          38,000          705,280
Western Union Co. (The) (b)                            12,026          276,598
                                                                --------------
                                                                     2,612,144
                                                                --------------

MACHINERY (0.3%)
Caterpillar, Inc.                                      65,200        5,338,576
                                                                --------------


MARINE (0.1%)
American Commercial Lines, Inc. (a)(b)                137,564        2,176,262
                                                                --------------


MEDIA (3.9%)
Cablevision Systems Corp. Class A (a)(b)              104,600        2,405,800
Comcast Corp. Class A                                 109,200        2,244,060
DIRECTV Group, Inc. (The) (a)                          31,600          778,624
Discovery Holding Co.
  Class A (a)                                          34,587          801,035
Gemstar-TV Guide International, Inc. (a)              127,356          513,245
Liberty Global, Inc.
  Class A (a)                                           9,060          320,633
Liberty Global, Inc.
  Class C (a)                                          23,670          785,844
Liberty Media Corp.--Entertainment
  Class A (a)                                         196,340        5,095,023
Marvel Entertainment, Inc. (a)                         27,500          788,975
News Corp. Class A (b)                              1,362,400       24,386,960
Primedia, Inc. (b)                                     11,729           79,405
Time Warner, Inc.                                     138,500        2,056,725
Viacom, Inc. Class B (a)                              644,900       24,789,956
                                                                --------------
                                                                    65,046,285
                                                                --------------

METALS & MINING (0.3%)
United States Steel Corp.                              31,600        4,864,820
                                                                --------------


MULTILINE RETAIL (1.5%)
Kohl's Corp. (a)                                       67,900        3,316,915
Target Corp.                                          422,950       22,471,334
                                                                --------------
                                                                    25,788,249
                                                                --------------

MULTI-UTILITIES (0.3%)
Black Hills Corp. (b)                                  14,150          551,992
CMS Energy Corp. (b)                                  112,800        1,644,624
DTE Energy Co.                                         26,200        1,056,122
Sempra Energy                                          27,800        1,575,426
                                                                --------------
                                                                     4,828,164
                                                                --------------

OFFICE ELECTRONICS (0.0%)++
Xerox Corp.                                            34,400          480,568
                                                                --------------


OIL, GAS & CONSUMABLE FUELS (10.1%)
Anadarko Petroleum Corp.                               88,400        5,883,904
Apache Corp.                                          129,000       17,373,720
BP PLC, Sponsored ADR (c)                              38,800        2,824,252
Chesapeake Energy Corp.                                83,500        4,316,950



14    MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.


                                                      SHARES             VALUE
COMMON STOCKS (CONTINUED)
OIL, GAS & CONSUMABLE FUELS (CONTINUED)
Chevron Corp.                                          60,374   $    5,804,960
ConocoPhillips                                         64,878        5,589,240
Devon Energy Corp.                                    207,171       23,493,191
Hess Corp.                                             42,800        4,545,360
International Coal Group, Inc. (a)(b)                  57,537          457,995
Marathon Oil Corp.                                    111,800        5,094,726
Murphy Oil Corp.                                        4,500          406,530
Noble Energy, Inc.                                     28,318        2,463,666
Occidental Petroleum Corp.                            311,390       25,910,762
Plains Exploration & Production Co. (a)                 3,557          221,530
Spectra Energy Corp.                                  546,500       13,498,550
Total SA, Sponsored ADR (c)                           358,850       30,143,400
Williams Cos., Inc. (b)                               118,000        4,189,000
XTO Energy, Inc.                                      288,048       17,818,649
                                                                --------------
                                                                   170,036,385
                                                                --------------

PAPER & FOREST PRODUCTS (0.3%)
MeadWestvaco Corp.                                     75,005        1,972,632
Weyerhaeuser Co.                                       38,600        2,465,768
                                                                --------------
                                                                     4,438,400
                                                                --------------

PHARMACEUTICALS (9.1%)
Abbott Laboratories                                   137,800        7,268,950
Johnson & Johnson                                     452,550       30,361,580
Merck & Co., Inc.                                     792,950       30,163,818
Mylan, Inc. (b)                                        36,500          480,705
Novartis AG, ADR (c)                                  386,300       19,442,479
Schering-Plough Corp.                               1,123,100       20,676,271
Teva Pharmaceutical Industries, Ltd.,
  Sponsored ADR (c)                                   117,998        5,519,946
V  Wyeth                                              906,350       40,305,385
                                                                --------------
                                                                   154,219,134
                                                                --------------

REAL ESTATE INVESTMENT TRUSTS (0.7%)
Colonial Properties Trust (b)                          43,600        1,056,428
Friedman, Billings, Ramsey Group, Inc.
  Class A                                              23,100           57,519
HCP, Inc.                                             112,546        4,017,892
UDR, Inc.                                             269,370        6,809,674
                                                                --------------
                                                                    11,941,513
                                                                --------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.2%)
St. Joe Co. (The) (b)                                 101,100        4,111,737
                                                                --------------


ROAD & RAIL (0.7%)
Avis Budget Group, Inc. (a)                           124,570        1,654,290
Celadon Group, Inc. (a)                               119,574        1,230,416
CSX Corp.                                              39,600        2,492,820
Norfolk Southern Corp.                                 21,050        1,254,159
Union Pacific Corp.                                    35,200        5,110,688
                                                                --------------
                                                                    11,742,373
                                                                --------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.0%)
Applied Micro Circuits Corp. (a)(b)                    54,262          475,335
Intel Corp.                                           147,900        3,292,254
NVIDIA Corp. (a)                                       21,899          450,024
Skyworks Solutions, Inc. (a)                           48,778          423,881
Texas Instruments, Inc.                               992,650       28,945,674
Vitesse Semiconductor Corp. (a)(b)                     75,852           54,234
Zoran Corp. (a)                                         4,296           56,535
                                                                --------------
                                                                    33,697,937
                                                                --------------

SOFTWARE (1.2%)
Blackboard, Inc. (a)(b)                                36,639        1,265,511
Compuware Corp. (a)                                   245,372        1,850,105
i2 Technologies, Inc. (a)(b)                           60,832          638,736
Microsoft Corp.                                       549,133       15,661,273
MSC.Software Corp. (a)                                  2,700           32,886
TIBCO Software, Inc. (a)                               36,300          278,421
Wind River Systems, Inc. (a)                           72,499          597,392
                                                                --------------
                                                                    20,324,324
                                                                --------------

SPECIALTY RETAIL (0.4%)
Circuit City Stores, Inc. (b)                          15,900           75,366
Home Depot, Inc. (The)                                178,200        5,132,160
PEP Boys-Manny, Moe & Jack (b)                        220,955        1,970,919
                                                                --------------
                                                                     7,178,445
                                                                --------------

WIRELESS TELECOMMUNICATION SERVICES (1.9%)
Sprint Nextel Corp.                                   152,808        1,220,936
V  Vodafone Group PLC, ADR (c)                        996,350       31,544,441
                                                                --------------
                                                                    32,765,377
                                                                --------------
Total Common Stocks
  (Cost $1,477,246,803)                                          1,618,271,289
                                                                --------------





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15


                                                      SHARES             VALUE
CONVERTIBLE PREFERRED STOCK (0.1%)
------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.1%)
Six Flags, Inc.
  7.25% (a)                                           101,600   $    1,127,760
                                                                --------------
Total Convertible Preferred Stock
  (Cost $2,279,079)                                                  1,127,760
                                                                --------------



                                                    NUMBER OF
                                                     WARRANTS            VALUE

WARRANTS (0.0%)++
------------------------------------------------------------------------------

MARINE (0.0%)++
American Commercial Lines, Inc.
  Strike Price $12.00
  Expire 1/12/09 (a)(d)                                 6,765   $      774,998
                                                                --------------
Total Warrants
  (Cost $3,173,826)                                                    774,998
                                                                --------------



                                                    PRINCIPAL
                                                       AMOUNT

LONG-TERM BONDS (0.0%)++
CONVERTIBLE BOND (0.0%)++
------------------------------------------------------------------------------

COMMERCIAL SERVICES (0.0%)++
Rewards Network, Inc.
  3.25%, due 10/15/23                             $   800,000          740,000
                                                                --------------
Total Convertible Bond
  (Cost $679,465)                                                      740,000
                                                                --------------



CORPORATE BOND (0.0%)++
------------------------------------------------------------------------------

MARINE (0.0%)++
American Commercial Lines LLC
  11.25%, due 1/1/09 (d)(e)(f)(g)                   5,511,870           37,419
                                                                --------------
Total Corporate Bond
  (Cost $0)                                                             37,419
                                                                --------------
Total Long-Term Bonds
  (Cost $679,465)                                                      777,419
                                                                --------------




                                                       SHARES

SHORT-TERM INVESTMENTS (7.3%)
------------------------------------------------------------------------------

INVESTMENT COMPANIES (7.3%)
State Street Navigator Fund                        48,854,233       48,854,233
State Street Navigator Securities Lending
  Prime Portfolio (h)                              74,066,380       74,066,380
                                                                --------------
Total Investment Companies
  (Cost $122,920,613)                                              122,920,613
                                                                --------------
Total Short-Term Investments
  (Cost $122,920,613)                                              122,920,613
                                                                --------------
Total Investments
  (Cost $1,606,299,786) (i)                             103.4%   1,743,872,079
Liabilities in Excess of
  Cash and Other Assets                                  (3.4)     (58,243,380)
                                                        -----     ------------
Net Assets                                              100.0%  $1,685,628,699
                                                        =====     ============






++   Less than one-tenth of a percent.
(a)  Non-income producing security.
(b)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities
     is $71,047,708; cash collateral of
     $74,066,380 (included in liabilities) was
     received with which the Fund purchased
     highly liquid short-term investments.
(c)  ADR--American Depositary Receipt.
(d)  Fair valued security. The total market
     value of these securities at April 30,
     2008 is $812,417, which represents less
     than one tenth of a percent of the Fund's
     net assets.
(e)  Illiquid security. The total market value
     of the security at April 30, 2008 is
     $37,419, which represents less than one
     tenth of a percent of the Fund's net
     assets.
(f)  Escrow Reserve-Reserve account for
     disputed claims.
(g)  Issue in default.
(h)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(i)  At April 30, 2008, cost is $1,610,104,932
     for federal income tax purposes and net
     unrealized appreciation is as follows:




  Gross unrealized appreciation     $ 242,689,279
  Gross unrealized depreciation      (108,922,132)
                                    -------------
  Net unrealized appreciation       $ 133,767,147
                                    =============






16    MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2008 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost $1,606,299,786)
  including $71,047,708 market
  value of securities loaned        $1,743,872,079
Cash                                    16,336,217
Receivables:
  Fund shares sold                       2,447,816
  Dividends and interest                 1,889,019
  Investment securities sold             1,830,393
Other assets                               103,249
                                    --------------
     Total assets                    1,766,478,773
                                    --------------
LIABILITIES:
Securities lending collateral           74,066,380
Payables:
  Fund shares redeemed                   2,356,401
  Investment securities purchased        2,081,837
  Manager (See Note 3)                     979,481
  NYLIFE Distributors (See Note 3)         600,940
  Transfer agent (See Note 3)              547,967
  Shareholder communication                101,788
  Professional fees                         83,632
  Custodian                                 17,431
  Trustees                                   7,291
Accrued expenses                             6,926
                                    --------------
     Total liabilities                  80,850,074
                                    --------------
Net assets                          $1,685,628,699
                                    ==============
COMPOSITION OF NET ASSETS:
Share of beneficial interest
  outstanding (par value of $.01
  per share) unlimited number of
  shares authorized                 $      515,089
Additional paid-in capital           1,545,891,591
                                    --------------
                                     1,546,406,680
Accumulated undistributed net
  investment income                      4,784,109
Accumulated net realized loss on
  investments                           (3,134,383)
Net unrealized appreciation on
  investments                          137,572,293
                                    --------------
Net assets                          $1,685,628,699
                                    ==============
INVESTOR CLASS
Net assets applicable to
  outstanding shares                $   88,337,053
                                    ==============
Shares of beneficial interest
  outstanding                            2,644,469
                                    ==============
Net asset value per share
  outstanding                       $        33.40
Maximum sales charge (5.50% of
  offering price)                             1.94
                                    --------------
Maximum offering price per share
  outstanding                       $        35.34
                                    ==============
CLASS A
Net assets applicable to
  outstanding shares                $  477,814,519
                                    ==============
Shares of beneficial interest
  outstanding                           14,310,721
                                    ==============
Net asset value per share
  outstanding                       $        33.39
Maximum sales charge (5.50% of
  offering price)                             1.94
                                    --------------
Maximum offering price per share
  outstanding                       $        35.33
                                    ==============
CLASS B
Net assets applicable to
  outstanding shares                $  309,733,598
                                    ==============
Shares of beneficial interest
  outstanding                            9,960,465
                                    ==============
Net asset value and offering price
  per share outstanding             $        31.10
                                    ==============
CLASS C
Net assets applicable to
  outstanding shares                $  284,199,875
                                    ==============
Shares of beneficial interest
  outstanding                            9,138,578
                                    ==============
Net asset value and offering price
  per share outstanding             $        31.10
                                    ==============
CLASS I
Net assets applicable to
  outstanding shares                $  506,109,412
                                    ==============
Shares of beneficial interest
  outstanding                           14,875,308
                                    ==============
Net asset value and offering price
  per share outstanding             $        34.02
                                    ==============
CLASS R1
Net assets applicable to
  outstanding shares                $   11,184,279
                                    ==============
Shares of beneficial interest
  outstanding                              332,531
                                    ==============
Net asset value and offering price
  per share outstanding             $        33.63
                                    ==============
CLASS R2
Net assets applicable to
  outstanding shares                $    7,818,464
                                    ==============
Shares of beneficial interest
  outstanding                              233,904
                                    ==============
Net asset value and offering price
  per share outstanding             $        33.43
                                    ==============
CLASS R3
Net assets applicable to
  outstanding shares                $      431,499
                                    ==============
Shares of beneficial interest
  outstanding                               12,943
                                    ==============
Net asset value and offering price
  per share outstanding             $        33.34
                                    ==============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends (a)                      $  16,114,993
  Interest                                 952,771
  Income from securities
     loaned--net                           303,348
                                     -------------
     Total income                       17,371,112
                                     -------------
EXPENSES:
  Manager (See Note 3)                   5,887,647
  Distribution--Class B
     (See Note 3)                        1,219,025
  Distribution--Class C
     (See Note 3)                        1,085,172
  Distribution--Class R3
     (See Note 3)                              370
  Transfer agent--Investor Class
     (See Note 3)                           20,046
  Transfer agent--Class A
     (See Note 3)                          607,712
  Transfer agent--Classes B and C
     (See Note 3)                          734,495
  Transfer agent--Classes I, R1, R2
     and R3 (See Note 3)                   267,411
  Distribution/Service--Investor
     Class (See Note 3)                     18,142
  Distribution/Service--Class A
     (See Note 3)                          694,778
  Service--Class B (See Note 3)            406,342
  Service--Class C (See Note 3)            361,724
  Distribution/Service--Class R2
     (See Note 3)                            9,646
  Distribution/Service--Class R3
     (See Note 3)                              370
  Shareholder communication                139,964
  Professional fees                         99,153
  Recordkeeping                             93,818
  Registration                              67,497
  Trustees                                  28,774
  Custodian                                 25,734
  Shareholder service--Class R1
     (See Note 3)                            5,586
  Shareholder service--Class R2
     (See Note 3)                            3,859
  Shareholder service--Class R3
     (See Note 3)                              148
  Miscellaneous                             33,516
                                     -------------
     Total expenses                     11,810,929
                                     -------------
Net investment income                    5,560,183
                                     -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain on investments           679,610
Net change in unrealized
  appreciation on investments         (162,125,852)
                                     -------------
Net realized and unrealized loss on
  investments                         (161,446,242)
                                     -------------
Net decrease in net assets
  resulting from operations          $(155,886,059)
                                     =============




(a) Dividends recorded net of foreign withholding taxes in the amount of $4,834.



18    MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2008 UNAUDITED AND THE YEAR ENDED OCTOBER 31, 2007


                                       2008             2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income       $    5,560,183   $    9,785,479
 Net realized gain on
     investments                    679,610      206,185,245
 Net change in unrealized
  appreciation on
  investments                  (162,125,852)      34,411,705
                             -------------------------------
 Net increase (decrease)
  in net assets resulting
  from operations              (155,886,059)     250,382,429
                             -------------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Class A                      (3,805,664)      (1,298,699)
    Class I                      (4,002,781)      (1,862,014)
    Class R1                        (99,389)         (69,530)
    Class R2                        (49,463)         (16,990)
    Class R3                         (1,139)              (6)
                             -------------------------------
                                 (7,958,436)      (3,247,239)
                             -------------------------------
 From net realized gain on investments:
    Class A                     (70,672,618)     (41,719,679)
    Class B                     (43,873,936)     (29,677,567)
    Class C                     (38,749,093)     (20,958,071)
    Class I                     (48,317,816)     (27,940,195)
    Class R1                     (1,357,529)      (1,243,856)
    Class R2                       (943,174)        (458,643)
    Class R3                        (28,767)            (817)
                             -------------------------------
                               (203,942,933)    (121,998,828)
                             -------------------------------
 Total dividends and
  distributions to
  shareholders                 (211,901,369)    (125,246,067)
                             -------------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                     $  277,332,717   $  430,483,762
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions             187,113,317      111,185,137
 Cost of shares redeemed       (227,468,807)    (354,712,645)
                             -------------------------------
    Increase in net assets
     derived from capital
     share transactions         236,977,227      186,956,254
                             -------------------------------
    Net increase (decrease)
     in net assets             (130,810,201)     312,092,616

NET ASSETS:
Beginning of period           1,816,438,900    1,504,346,284
                             -------------------------------
End of period                $1,685,628,699   $1,816,438,900
                             ===============================
Accumulated undistributed
 net investment income at
 end of period               $    4,784,109   $    7,182,362
                             ===============================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                    INVESTOR CLASS                                               CLASS A
                    --------------    ---------------------------------------------------------------------------------------------
                     FEBRUARY 28,                                                                        JANUARY 1,
                        2008**        SIX MONTHS                                                           2003*
                        THROUGH          ENDED                                                            THROUGH       YEAR ENDED
                       APRIL 30,       APRIL 30,                 YEAR ENDED OCTOBER 31,                 OCTOBER 31,    DECEMBER 31,

                    ---------------------------------------------------------------------------------------------------------------
                        2008***         2008***       2007        2006        2005            2004          2003           2002
Net asset value at
  beginning of
  period                $ 32.90        $  41.39     $  38.55    $  35.03    $  32.08        $  28.04      $  21.95       $  27.66
                        -------        --------     --------    --------    --------        --------      --------       --------
Net investment
  income (loss)            0.02(a)         0.15 (a)     0.31 (a)    0.11 (a)    0.10 (a)(b)    (0.01)(a)     (0.04)          0.15
Net realized and
  unrealized gain
  (loss) on
  investments              0.48           (3.38)        5.68        5.54        4.16            4.05          6.13          (5.69)
                        -------        --------     --------    --------    --------        --------      --------       --------
Total from
  investment
  operations               0.50           (3.23)        5.99        5.65        4.26            4.04          6.09          (5.54)
                        -------        --------     --------    --------    --------        --------      --------       --------
Less dividends and
  distributions:
  From net
     investment
     income                  --           (0.22)       (0.09)         --          --              --            --          (0.11)
  From net
     realized gain
     on
     investments             --           (4.55)       (3.06)      (2.13)      (1.31)             --            --          (0.06)
                        -------        --------     --------    --------    --------        --------      --------       --------
Total dividends
  and
  distributions              --           (4.77)       (3.15)      (2.13)      (1.31)             --            --          (0.17)
                        -------        --------     --------    --------    --------        --------      --------       --------
Net asset value at
  end of period         $ 33.40        $  33.39     $  41.39    $  38.55    $  35.03        $  32.08      $  28.04       $  21.95
                        =======        ========     ========    ========    ========        ========      ========       ========
Total investment
  return (c)               1.55%(d)       (8.41%)(d)   16.61%      16.80%      13.51%          14.41%        27.74% (d)    (20.04)%
Ratios (to average
  net assets)/
  Supplemental
  Data:
  Net investment
     income (loss)         0.44%+          0.91%+       0.79%       0.28%       0.29%(b)       (0.05)%       (0.17%)+        0.63%
  Net expenses             1.32%+          1.26%+       1.27%       1.35%       1.35%           1.35%         1.35% +        1.33%
  Expenses (before
     reimburse-
     ment)                 1.32%+          1.26%+       1.27%       1.33%       1.37%           1.38%         1.45% +        1.44%
Portfolio turnover
  rate                       36%             36%          76%        100%         56%             64%           61%            77%
Net assets at end
  of period (in
  000's)                $88,337        $477,815     $647,374    $524,523    $358,214        $268,513      $176,932       $123,461




                                                                   CLASS C
                    -----------------------------------------------------------------------------------------------------
                                                                                               JANUARY 1,
                    SIX MONTHS                                                                   2003*
                       ENDED                                                                    THROUGH       YEAR ENDED
                     APRIL 30,                     YEAR ENDED OCTOBER 31,                     OCTOBER 31,    DECEMBER 31,

                    -----------------------------------------------------------------------------------------------------
                      2008***       2007             2006              2005         2004          2003           2002
Net asset value at
  beginning of
  period             $  38.79     $  36.49         $  33.50          $  30.96     $  27.26      $ 21.47         $ 27.13
                     --------     --------         --------          --------     --------      -------         -------
Net investment
  income (loss)          0.02 (a)     0.01 (a)        (0.16)(a)         (0.15)(a)(b) (0.24)(a)    (0.16)          (0.03)
Net realized and
  unrealized gain
  (loss) on
  investments           (3.16)        5.35             5.28              4.00         3.94         5.95           (5.57)
                     --------     --------         --------          --------     --------      -------         -------
Total from
  investment
  operations            (3.14)        5.36             5.12              3.85         3.70         5.79           (5.60)
                     --------     --------         --------          --------     --------      -------         -------
Less dividends and
  distributions:
  From net
     investment
     income                --           --               --                --           --           --              --
  From net
     realized gain
     on
     investments        (4.55)       (3.06)           (2.13)            (1.31)          --           --           (0.06)
                     --------     --------         --------          --------     --------      -------         -------
Total dividends
  and
  distributions         (4.55)       (3.06)           (2.13)            (1.31)          --           --           (0.06)
                     --------     --------         --------          --------     --------      -------         -------
Net asset value at
  end of period      $  31.10     $  38.79         $  36.49          $  33.50     $  30.96      $ 27.26         $ 21.47
                     ========     ========         ========          ========     ========      =======         =======
Total investment
  return (c)            (8.75%)(d)   15.73%           15.94%            12.64%       13.57%       26.97% (d)     (20.63)%
Ratios (to average
  net assets)/
  Supplemental
  Data:
  Net investment
     income (loss)       0.13%+       0.04%           (0.46%)           (0.46%)(b)   (0.80)%      (0.92%)+        (0.12%)
  Net expenses           2.03%+       2.02%            2.10%             2.10%        2.10%        2.10% +         2.08%
  Expenses (before
     reimburse-
     ment)               2.03%+       2.02%            2.08%             2.12%        2.13%        2.20% +         2.19%
Portfolio turnover
  rate                     36%          76%             100%               56%          64%          61%             77%
Net assets at end
  of period (in
  000's)             $284,200     $331,430         $245,458          $181,398     $138,044      $95,004         $69,077




*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
***  Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment income (loss) and the ratio of net investment income (loss)
     includes $0.04 per share and 0.11%, respectively as a result of a special one time dividend from Microsoft Corp.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestments of dividends and distributions. Classes I, R1, R2, and R3 shares are not subject to sales charges.
(d)  Total return is not annualized.
(e)  Less than one cent per share.





20    MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                               CLASS B
      -----------------------------------------------------------------------------------------
                                                                     JANUARY 1,
      SIX MONTHS                                                       2003*
         ENDED                                                        THROUGH       YEAR ENDED
       APRIL 30,               YEAR ENDED OCTOBER 31,               OCTOBER 31,    DECEMBER 31,

      -----------------------------------------------------------------------------------------
        2008***       2007        2006        2005        2004          2003           2002
       $  38.79     $  36.49    $  33.50    $  30.96    $  27.26      $  21.47       $  27.13
       --------     --------    --------    --------    --------      --------       --------
           0.02 (a)     0.02 (a)   (0.15) (a)  (0.15)(a)(b)(0.24)(a)     (0.16)         (0.03)

          (3.16)        5.34        5.27        4.00        3.94          5.95          (5.57)
       --------     --------    --------    --------    --------      --------       --------
          (3.14)        5.36        5.12        3.85        3.70          5.79          (5.60)
       --------     --------    --------    --------    --------      --------       --------

             --           --          --          --          --            --             --

          (4.55)       (3.06)      (2.13)      (1.31)         --            --          (0.06)
       --------     --------    --------    --------    --------      --------       --------
          (4.55)       (3.06)      (2.13)      (1.31)         --            --          (0.06)
       --------     --------    --------    --------    --------      --------       --------
       $  31.10     $  38.79    $  36.49    $  33.50    $  30.96      $  27.26       $  21.47
       ========     ========    ========    ========    ========      ========       ========
          (8.75%)(d)   15.73%      15.94%      12.64%      13.57%        26.97% (d)    (20.63)%


           0.13%+       0.06%      (0.45)%     (0.46%)(b)  (0.80)%       (0.92%)+       (0.12)%
           2.03%+       2.02%       2.10%       2.10%       2.10%         2.10% +        2.08%
           2.03%+       2.02%       2.08%       2.12%       2.13%         2.20% +        2.19%
             36%          76%        100%         56%         64%           61%            77%
       $309,734     $378,342    $354,543    $387,772    $313,765      $220,932       $153,581




                                                        CLASS I
      -----------------------------------------------------------------------------------------------------------
                                                                                       JANUARY 1,
      SIX MONTHS                                                                         2003*
         ENDED                                                                          THROUGH       YEAR ENDED
       APRIL 30,                        YEAR ENDED OCTOBER 31,                        OCTOBER 31,    DECEMBER 31,

      -----------------------------------------------------------------------------------------------------------
        2008***       2007             2006            2005             2004              2003           2002
       $  42.13     $  39.15         $  35.50        $  32.37         $  28.19          $  22.03       $  27.75
       --------     --------         --------        --------         --------          --------       --------
           0.21 (a)     0.45 (a)         0.23 (a)        0.24 (a)(b)      0.09(a)           0.00(a)(e)     0.19

          (3.43)        5.78             5.62            4.20             4.09              6.16          (5.69)
       --------     --------         --------        --------         --------          --------       --------
          (3.22)        6.23             5.85            4.44             4.18              6.16          (5.50)
       --------     --------         --------        --------         --------          --------       --------

          (0.34)       (0.19)           (0.07)             --               --                --          (0.16)

          (4.55)       (3.06)           (2.13)          (1.31)              --                --          (0.06)
       --------     --------         --------        --------         --------          --------       --------
          (4.89)       (3.25)           (2.20)          (1.31)              --                --          (0.22)
       --------     --------         --------        --------         --------          --------       --------
       $  34.02     $  42.13         $  39.15        $  35.50         $  32.37          $  28.19       $  22.03
       ========     ========         ========        ========         ========          ========       ========
          (8.25%)(d)   16.99%           17.21%          13.96%           14.83%            27.96%(d)     (19.81)%


           1.22%+       1.15%            0.61%           0.69%(b)         0.31%             0.08%+         0.88%
           0.92%+       0.92%            1.03%           0.95%            0.99%             1.10%+         1.08%
           0.92%+       0.92%            1.01%           0.97%            1.02%             1.20%+         1.19%
             36%          76%             100%             56%              64%               61%            77%
       $506,109     $438,054         $358,423        $320,099         $274,975          $183,283       $115,186




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                           CLASS R1
                  ----------------------------------------------------------                    CLASS R2
                                                                  JANUARY 2,    ----------------------------------------
                  SIX MONTHS                                        2004**      SIX MONTHS
                     ENDED                                         THROUGH         ENDED              YEAR ENDED
                   APRIL 30,        YEAR ENDED OCTOBER 31,       OCTOBER 31,     APRIL 30,            OCTOBER 31,

                  ------------------------------------------------------------------------------------------------------
                    2008***       2007       2006       2005         2004         2008***      2007      2006      2005
Net asset value
  at beginning
  of period         $ 41.69     $ 38.78    $ 35.19    $ 32.13       $30.38        $41.40      $38.54    $35.03    $32.07
                    -------     -------    -------    -------       ------        ------      ------    ------    ------
Net investment
  income (loss)        0.19 (a)    0.42 (a)   0.19 (a)   0.16 (a)(b)  0.05(a)       0.15 (a)    0.32 (a)  0.07 (a)  0.07 (a)(b)
Net realized and
  unrealized
  gain (loss) on
  investments         (3.40)       5.71       5.57       4.21         1.70         (3.36)       5.68      5.57      4.20
                    -------     -------    -------    -------       ------        ------      ------    ------    ------
Total from
  investment
  operations          (3.21)       6.13       5.76       4.37         1.75         (3.21)       6.00      5.64      4.27
                    -------     -------    -------    -------       ------        ------      ------    ------    ------
Less dividends
  and
  distributions:
  From net
     investment
     income           (0.30)      (0.16)     (0.04)        --           --         (0.21)      (0.08)       --        --
  From net
     realized
     gain on
     investments      (4.55)      (3.06)     (2.13)     (1.31)          --         (4.55)      (3.06)    (2.13)    (1.31)
                    -------     -------    -------    -------       ------        ------      ------    ------    ------
Total dividends
  and
  distributions       (4.85)      (3.22)     (2.17)     (1.31)          --         (4.76)      (3.14)    (2.13)    (1.31)
                    -------     -------    -------    -------       ------        ------      ------    ------    ------
Net asset value
  at end of
  period            $ 33.63     $ 41.69    $ 38.78    $ 35.19       $32.13        $33.43      $41.40    $38.54    $35.03
                    =======     =======    =======    =======       ======        ======      ======    ======    ======
Total investment
  return (c)          (8.31%)(d)  16.89%     17.08%     13.84%        5.76%(d)     (8.35%)(d)  16.61%    16.80%    13.54%
Ratios (to
  average net
  assets)/
  Supplemental
  Data:
  Net investment
     income
     (loss)            1.14% +     1.08%      0.51%      0.59%(b)     0.21%+        0.89% +     0.81%     0.17%     0.34%(b)
  Net expenses         1.02% +     1.02%      1.13%      1.05%        1.09%+        1.27% +     1.27%     1.38%     1.30%
  Expenses
     (before
     reimburse-
     ment)             1.02% +     1.02%      1.11%      1.07%        1.12%+        1.27% +     1.27%     1.36%     1.32%
Portfolio
  turnover rate          36%         76%       100%        56%          64%           36%         76%      100%       56%
Net assets at
  end of period
  (in 000's)        $11,184     $12,424    $15,583    $13,379       $   34        $7,818      $8,560    $5,806    $2,122
                    CLASS R2
                  -----------
                   JANUARY 2,
                     2004**
                    THROUGH
                  OCTOBER 31,

                  -----------
                      2004
Net asset value
  at beginning
  of period          $30.38
                     ------
Net investment
  income (loss)       (0.01)(a)
Net realized and
  unrealized
  gain (loss) on
  investments          1.70
                     ------
Total from
  investment
  operations           1.69
                     ------
Less dividends
  and
  distributions:
  From net
     investment
     income              --
  From net
     realized
     gain on
     investments         --
                     ------
Total dividends
  and
  distributions          --
                     ------
Net asset value
  at end of
  period             $32.07
                     ======
Total investment
  return (c)           5.56% (d)
Ratios (to
  average net
  assets)/
  Supplemental
  Data:
  Net investment
     income
     (loss)           (0.04%)+
  Net expenses         1.34% +
  Expenses
     (before
     reimburse-
     ment)             1.37% +
Portfolio
  turnover rate          64%
Net assets at
  end of period
  (in 000's)         $    4




                                     CLASS R3
                    -----------------------------------------
                    SIX MONTHS               APRIL 28, 2006**
                       ENDED     YEAR ENDED       THROUGH
                     APRIL 30,  OCTOBER 31,     OCTOBER 31,

                    -----------------------------------------
                      2008***       2007           2006
Net asset value at
  beginning of
  period              $41.31       $38.49         $37.46
                      ------       ------         ------
Net investment
  income (loss)         0.10 (a)     0.17 (a)      (0.02)(a)
Net realized and
  unrealized gain
  (loss) on
  investments          (3.36)        5.73           1.05
                      ------       ------         ------
Total from
  investment
  operations           (3.26)        5.90           1.03
                      ------       ------         ------
Less dividends and
  distributions:
  From net
     investment
     income            (0.16)       (0.02)            --
  From net
     realized gain
     on
     investments       (4.55)       (3.06)            --
                      ------       ------         ------
Total dividends
  and
  distributions        (4.71)       (3.08)            --
                      ------       ------         ------
Net asset value at
  end of period       $33.34       $41.31         $38.49
                      ======       ======         ======
Total investment
  return (c)           (8.51%)(d)   16.37%          2.75% (d)
Ratios (to average
  net assets)/
  Supplemental
  Data:
  Net investment
     income (loss)      0.59% +      0.42%         (0.10%)+
  Net expenses          1.52% +      1.52%          1.72% +
  Expenses (before
     reimburse-
     ment)              1.52% +      1.52%          1.73% +
Portfolio turnover
  rate                    36%          76%           100%
Net assets at end
  of period (in
  000's)              $  431       $  256         $   10




**   Commencement of operations.
***  Unaudited.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment income (loss)  and the ratio of net investment income (loss)
     includes $0.04 per share and 0.11%, respectively as a result of a special one time dividend from Microsoft Corp.
(c)  Total return is calculated exclusive of sales charges and assumes the reinvestments of dividends and distributions. Classes I, R1, R2, and R3 shares are not subject to sales charges.
(d)  Total return is not annualized.





22    MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and comprises twenty-one funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay MAP Fund (the "Fund"), a diversified fund.

The Fund currently offers eight classes of shares. Class A shares, Class B shares, Class C shares and Class I shares commenced on June 9, 1999. Class R1 shares and Class R2 shares commenced on January 2, 2004. Class R3 shares commenced on April 28, 2006. Investor Class shares commenced on February 28, 2008. Investor Class and Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The eight classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Investor Class, Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution or service fee. Class R1, Class R2 and Class R3 shares are authorized to pay to New York Life Investment Management LLC, its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1, Class R2 or Class R3 shares, a shareholder service fee.

The Fund's investment objective is to seek long-term appreciation of capital. The Fund also seeks to earn income, but this is a secondary objective.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or broker selected by the Fund's Manager, (as defined in Note 3), in consultation with a Fund's Subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with a Fund's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business.

Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange on each day the Fund is open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a

                                                   mainstayinvestments.com    23
security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor (if applicable), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2008, the Fund held securities with a value of $812,417 that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3, conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Fund's 2008 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3, determined that the adoption of the Interpretation did not have an impact on the Fund's financial statements upon adoption. The Manager continually reviews the Fund's tax positions and such conclusions under the Interpretation based on factors including, but not limited to, ongoing analyses of tax laws and regulations, and interpretations, thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short- term securities, for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

The investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3 (B)) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management


24    MainStay MAP Fund
makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(H) INDEMNIFICATIONS. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. Markston International LLC and Institutional Capital LLC (the "Subadvisors") each act as subadvisors to the Fund and manage a portion of the Fund's assets, as designated by NYLIM from time to time, subject to the oversight of NYLIM. Each Subadvisor is responsible for the day-to-day portfolio management of the Fund with respect to its allocated portion of the Fund's assets. Pursuant to the terms of the Subadvisory Agreements between NYLIM and the Subadvisors, NYLIM pays for the services of the Subadvisors.

The Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.75% on assets up to $1.0 billion and 0.70% on assets in excess of $1.0 billion.

Effective April 1, 2008 (February 28, 2008 for Investor Class shares), NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class (total ordinary operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which the Fund invests) do not exceed the following percentages of average daily net assets: Investor Class, 1.45%; Class A, 1.19%; Class B, 2.20%; Class C, 2.20%; Class I, 0.98%; Class R1, 1.08%; Class R2, 1.33% and
Class R3, 1.58%. These expense limitations may be modified or terminated only with the approval of the Board of Trustees. NYLIM may recoup the amount of certain management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

For the six months ended April 30, 2008, NYLIM earned fees from the Fund in the amount of $5,887,647. It was unnecessary for NYLIM to reimburse the Fund for expenses for the six months ended April 30, 2008.

Between August 1, 2007 to April 1, 2008, NYLIM had a written expense limitation agreement under which it had agreed to waive a portion of the Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses did not exceed the following amounts of average daily net assets for each class: Class A, 1.35%; Class B, 2.10%; Class C, 2.10%; Class I, 0.98%; Class R1, 1.08%; Class R2, 1.33% and Class R3, 1.58%.
Prior to August 1, 2007, NYLIM had a different expense limitation agreement in place with respect to the Fund.

State Street Bank and Trust Company ("SSBT"), 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the

                                                   mainstayinvestments.com    25

Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, SSBT is compensated by NYLIM.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Investor Class, Class A, Class B, Class C, Class R2 and Class R3 shares, has adopted a distribution plan (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class, Class A and Class R2 shares, which is an expense of the Investor Class, Class A and Class R2 shares of the Fund, for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly distribution fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution fee from the Fund at the annual rate of 0.50% of the average daily net assets of the Fund's Class R3 shares, which is an expense of the Class R3 shares of the Fund for distribution or service activities as designated by the Distributor. Class I and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R1, Class R2 and Class R3 shares.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $8,633 and $86,132, respectively, for the six months ended April 30, 2008. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Investor Class, Class A, Class B and Class C shares of $8, $1,551, $219,107 and $22,351, respectively, for the six months ended April 30, 2008.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the six months ended April 30, 2008, amounted to $1,629,664.

(E) SMALL ACCOUNT FEES. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually).

(F) CAPITAL. At April 30, 2008, New York Life and its affiliates held beneficially shares of the Fund with the following values and percentages of net assets as follows:

Investor Class                  $    25,387     0.0*%
---------------------------------------------------
Class A                                 350     0.0*
---------------------------------------------------
Class C                                 168     0.0*
---------------------------------------------------
Class I                          76,312,142    15.1
---------------------------------------------------
Class R1                              1,510     0.0*
---------------------------------------------------
Class R2                              1,496     0.0*
---------------------------------------------------



* Less than one-tenth of a percent.

(G) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the six months ended April 30, 2008, these fees, which are included in professional fees shown on the Statement of Operations, were $27,333.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $93,818 for the six months ended April 30, 2008.



26    MainStay MAP Fund

NOTE 4--FEDERAL INCOME TAX:

The tax character of distributions paid during the year ended October 31, 2007, shown in the Statement of Changes in Net Assets, was as follows:

                                             2007
Distribution paid from:
  Ordinary Income                    $ 32,717,761
  Long-Term Capital Gains              92,528,306
-------------------------------------------------
                                     $125,246,067
-------------------------------------------------



NOTE 5--CUSTODIAN:

SSBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund, and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds pay a commitment fee, at an annual rate of .060% of the average commitment amount, regardless of usage, to The Bank of New York, which serves as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Fund on the line of credit during the six months ended April 30, 2008.

NOTE 7--PURCHASES AND SALES OF
SECURITIES (IN 000'S):

During the six months ended April 30, 2008, purchases and sales of securities, other than short-term securities, were $640,230, and $567,150, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS:


 INVESTOR CLASS                   SHARES        AMOUNT
Period ended April 30, 2008*:
Shares sold                       52,442   $ 1,724,712
Shares redeemed                  (82,126)   (2,711,925)
                               -----------------------
Net decrease in shares
  outstanding before
  conversion                     (29,684)     (987,213)
Shares converted from Class A
  (See Note 1)                 2,636,887    84,406,768
Shares converted from Class B
  (See Note 1)                    37,266     1,197,740
                               -----------------------
Net increase                   2,644,469   $84,617,295
                               =======================

* Investor Class shares were first offered on February
  28, 2008.



 CLASS A                          SHARES          AMOUNT
Six months ended April 30,
  2008:
Shares sold                    1,833,009   $  62,187,713
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,867,417      66,146,908
Shares redeemed               (2,646,388)    (89,065,018)
                              --------------------------
Net increase in shares
  outstanding before
  conversion                   1,054,038      39,269,603
Shares reacquired upon
  conversion into Investor
  Class
  (See Note 1)                (2,637,712)    (84,406,768)
Shares converted from Class
  B (See Note 1)                 251,784       8,451,140
                              --------------------------
Net decrease                  (1,331,890)  $ (36,686,025)
                              ==========================
Year ended October 31, 2007:
Shares sold                    4,359,405   $ 169,214,898
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,024,909      37,603,750
Shares redeemed               (3,775,750)   (146,593,571)
                              --------------------------
Net increase in shares
  outstanding before
  conversion                   1,608,564      60,225,077
Shares converted from Class
  B (See Note 1)                 426,682      16,642,541
                              --------------------------
Net increase                   2,035,246   $  76,867,618
                              ==========================




 CLASS B                          SHARES         AMOUNT
Six months ended April 30,
  2008:
Shares sold                      543,074   $ 17,257,955
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,200,925     39,522,429
Shares redeemed               (1,227,409)   (38,542,778)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                     516,590     18,237,606
Shares reacquired upon
  conversion into Class A
  (See Note 1)                  (269,873)    (8,451,140)
Shares reacquired upon
  conversion into Investor
  Class (See Note 1)             (39,991)    (1,197,740)
                              -------------------------
Net increase                     206,726   $  8,588,726
                              =========================
Year ended October 31, 2007:
Shares sold                    1,759,164   $ 48,661,701
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              771,747     26,648,460
Shares redeemed               (2,040,281)   (59,264,672)
                              -------------------------
Net increase in shares
  outstanding before
  conversion                     490,630     16,045,489
Shares reacquired upon
  conversion into Class A
  (See Note 1)                  (453,852)   (16,642,541)
                              -------------------------
Net increase(decrease)            36,778   $   (597,052)
                              =========================





                                                   mainstayinvestments.com    27

 CLASS C                          SHARES         AMOUNT
Six months ended April 30,
  2008:
Shares sold                      890,231   $ 28,644,916
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              835,379     27,492,349
Shares redeemed               (1,130,879)   (35,438,199)
                              -------------------------
Net increase                     594,731   $ 20,699,066
                              =========================
Year ended October 31, 2007:
Shares sold                    2,471,505   $ 90,127,177
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              460,408     15,897,904
Shares redeemed               (1,115,603)   (40,777,745)
                              -------------------------
Net increase                   1,816,310   $ 65,247,336
                              =========================




 CLASS I                          SHARES         AMOUNT
Six months ended April 30,
  2008:
Shares sold                    4,803,887   $166,253,444
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,424,327     51,472,171
Shares redeemed               (1,750,035)   (60,422,154)
                              -------------------------
Net increase                   4,478,179   $157,303,461
                              =========================
Year ended October 31, 2007:
Shares sold                    2,817,298   $111,404,594
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              783,321     29,245,181
Shares redeemed               (2,358,410)   (93,512,499)
                              -------------------------
Net increase                   1,242,209   $ 47,137,276
                              =========================




 CLASS R1                         SHARES        AMOUNT
Six months ended April 30,
  2008:
Shares sold                       11,697   $   398,012
Shares issued to shareholders
  in reinvestment of dividends
  and distributions               40,803     1,456,918
Shares redeemed                  (17,985)     (591,472)
                                ----------------------
Net increase                      34,515   $ 1,263,458
                                ======================
Year ended October 31, 2007:
Shares sold                       85,769   $ 3,315,759
Shares issued to shareholders
  in reinvestment of dividends
  and distributions               35,541     1,313,386
Shares redeemed                 (225,108)   (8,834,316)
                                ----------------------
Net decrease                    (103,798)  $(4,205,171)
                                ======================




 CLASS R2                         SHARES        AMOUNT
Six months ended April 30,
  2008:
Shares sold                       19,607   $   668,421
Shares issued to shareholders
  in reinvestment of dividends
  and distributions               28,015       992,636
Shares redeemed                  (20,497)     (696,797)
                                ----------------------
Net increase                      27,125   $   964,260
                                ======================
Year ended October 31, 2007:
Shares sold                      190,984   $ 7,511,407
Shares issued to shareholders
  in reinvestment of dividends
  and distributions               12,963       475,633
Shares redeemed                 (147,813)   (5,714,273)
                                ----------------------
Net increase                      56,134   $ 2,272,767
                                ======================




 CLASS R3                         SHARES     AMOUNT
Six months ended April 30, 2008:
Shares sold                        5,924   $197,544
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                      846     29,906
Shares redeemed                      (12)      (464)
                                  -----------------
Net increase                       6,758   $226,986
                                  =================
Year ended October 31, 2007:
Shares sold                        6,289   $248,226
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                       22        823
Shares redeemed                     (393)   (15,569)
                                  -----------------
Net increase                       5,918   $233,480
                                  =================



NOTE 9--OTHER MATTERS:

In 2004 the Securities and Exchange Commission ("SEC") raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to that fund's shareholders. Discussions are in progress with the SEC staff concerning a resolution of this matter.

NOTE 10--NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the


28    MainStay MAP Fund
application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2008, the Fund does not believe the adoption of SFAS No. 157, effective for the Fund for the fiscal year beginning November 1, 2008, will impact the amounts reported in the Fund's financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.


                                                   mainstayinvestments.com    29

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD



A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; or (ii) on the SEC's website at www.sec.gov.


The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782);
(ii) by visiting the Fund's website at mainstayinvestments.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE



The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).




30    MainStay MAP Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


EQUITY FUNDS
MAINSTAY 130/30 CORE FUND
MAINSTAY 130/30 GROWTH FUND
MAINSTAY ALL CAP GROWTH FUND
MAINSTAY CAPITAL APPRECIATION FUND
MAINSTAY COMMON STOCK FUND
MAINSTAY EQUITY INDEX FUND(1)
MAINSTAY GROWTH EQUITY FUND(2)
MAINSTAY ICAP EQUITY FUND
MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY LARGE CAP GROWTH FUND
MAINSTAY LARGE CAP OPPORTUNITY FUND(2)
MAINSTAY MAP FUND
MAINSTAY MID CAP GROWTH FUND
MAINSTAY MID CAP OPPORTUNITY FUND
MAINSTAY MID CAP VALUE FUND
MAINSTAY S&P 500 INDEX FUND
MAINSTAY SMALL CAP GROWTH FUND
MAINSTAY SMALL CAP OPPORTUNITY FUND
MAINSTAY SMALL CAP VALUE FUND
MAINSTAY VALUE FUND

INCOME FUNDS
MAINSTAY 130/30 HIGH YIELD FUND(2)
MAINSTAY CASH RESERVES FUND
MAINSTAY DIVERSIFIED INCOME FUND
MAINSTAY FLOATING RATE FUND
MAINSTAY GOVERNMENT FUND
MAINSTAY HIGH YIELD CORPORATE BOND FUND
MAINSTAY INDEXED BOND FUND
MAINSTAY INSTITUTIONAL BOND FUND
MAINSTAY INTERMEDIATE TERM BOND FUND
MAINSTAY MONEY MARKET FUND
MAINSTAY PRINCIPAL PRESERVATION FUND
MAINSTAY SHORT TERM BOND FUND
MAINSTAY TAX FREE BOND FUND

BLENDED FUNDS
MAINSTAY BALANCED FUND
MAINSTAY CONVERTIBLE FUND
MAINSTAY INCOME MANAGER FUND
MAINSTAY TOTAL RETURN FUND

INTERNATIONAL FUNDS
MAINSTAY 130/30 INTERNATIONAL FUND
MAINSTAY GLOBAL HIGH INCOME FUND
MAINSTAY ICAP GLOBAL FUND
MAINSTAY ICAP INTERNATIONAL FUND
MAINSTAY INTERNATIONAL EQUITY FUND


ASSET ALLOCATION FUNDS
MAINSTAY CONSERVATIVE ALLOCATION FUND
MAINSTAY GROWTH ALLOCATION FUND
MAINSTAY MODERATE ALLOCATION FUND
MAINSTAY MODERATE GROWTH ALLOCATION FUND

RETIREMENT FUNDS
MAINSTAY RETIREMENT 2010 FUND
MAINSTAY RETIREMENT 2020 FUND
MAINSTAY RETIREMENT 2030 FUND
MAINSTAY RETIREMENT 2040 FUND
MAINSTAY RETIREMENT 2050 FUND

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(3)
CHICAGO, ILLINOIS

MACKAY SHIELDS LLC(3)
NEW YORK, NEW YORK

MARKSTON INTERNATIONAL LLC
WHITE PLAINS, NEW YORK

MCMORGAN & COMPANY LLC(3)
SAN FRANCISCO, CALIFORNIA

WINSLOW CAPITAL MANAGEMENT, INC.
MINNEAPOLIS, MINNESOTA

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 800-MAINSTAY (624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. An affiliate of New York Life Investment Management LLC.

                        Not part of the Semiannual Report

 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

mainstayinvestments.com                                       The MainStay Funds

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A013132         (RECYCLE LOGO)            MS156-08           MSMP10-06/08
                                                                          30

ITEM 2. CODE OF ETHICS.

         Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

         Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

         The Schedule of Investments is included as part of Item 1 of this report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Registrant's Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of
1940) (the "Disclosure Controls"), as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Registrant's principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Not Applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MAINSTAY FUNDS.

By:      /s/ Stephen P. Fisher
         -----------------------------------------
         Stephen P. Fisher
         President and Principal Executive Officer

Date:    July 2, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:      /s/ Stephen P. Fisher
         -----------------------------------------
         Stephen P. Fisher
         President and Principal Executive Officer

Date:    July 2, 2008

By:      /s/ Jack R. Benintende
         -----------------------------------------
         Jack R. Benintende
         Treasurer and Principal Financial and Accounting Officer

Date:    July 2, 2008

                                  EXHIBIT INDEX

         (a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

         (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.